FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-8090
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(Exact name of registrant as specified in charter)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of principal executive offices) (Zip code)
Charles A. Brawley III, Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Name and address of agent for service)
Copies of all communications to:
Robert A. Robertson, Esq.
Dechert LLP
4675 MacArthur Court
Suite 1400
Newport Beach, CA 92660
Colleen E. Tonn Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
Registrant’s telephone number, including area code: (260) 455-3404
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 through December 31, 2009

Item 1. Reports to Stockholders
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP Capital Growth Fund
LVIP Cohen & Steers Global Real Estate Fund
LVIP Columbia Value Opportunities Fund
LVIP Delaware Bond Fund
LVIP Delaware Foundation Aggressive Allocation Fund
LVIP Delaware Foundation Conservative Allocation Fund
LVIP Delaware Foundation Moderate Allocation Fund
LVIP Delaware Growth and Income Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Global Income Fund
LVIP Janus Capital Appreciation Fund
LVIP Marsico International Growth Fund
LVIP MFS Value Fund
LVIP Mid-Cap Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP SSgA S&P 500 Index Fund
LVIP SSgA Small-Cap Index Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Small/Mid-Cap 200 Fund
LVIP SSgA International Index Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Fund
LVIP Turner Mid-Cap Growth Fund
LVIP Wells Fargo Intrinsic Value Fund
LVIP Wilshire Profile Funds:
LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Moderately Aggressive Profile Fund
LVIP Aggressive Profile Fund
LVIP Wilshire Profile Funds:
LVIP 2010 Profile Fund
LVIP 2020 Profile Fund
LVIP 2030 Profile Fund
LVIP 2040 Profile Fund

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Baron Growth Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Baron Growth Opportunities Fund
2009 Annual Report Commentary

Managed by: BAMCO, Inc.

The Fund returned 38.32% (Service Class shares) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 2000® Index*, returned 27.17%.

Relative to the Russell 2000 Index, the Fund’s performance was helped mostly by stock selection and overweight in the financials. Stock selection in the energy and health care sectors also helped relative performance. The portfolio’s relative performance was hurt mostly by its underweighting in information technology.

Stocks with the most positive impact were FMC Technologies, Inc., Blue Nile, Inc. and J. Crew Group, Inc. Stocks with the most negative impact were DeVry, Inc., Central European Media Enterprises, Ltd. and Strayer Education, Inc. At December 31, 2009, the Fund no longer held a position in Central European Media Enterprises, Ltd.

The equity markets’ 2009 performance reflected investors’ belief that the government’s stimulus will help improve the economy. The stock markets’ crash and government’s fiscal policy responses have created what we believe are tremendous investment opportunities for investors. Our independent and exhaustive research process is focused on identifying companies that will benefit most from an economic recovery and secular growth opportunities. As we look into 2010, we are focused on trying to capture investment opportunities in companies with great growth opportunities, distinguishable competitive advantages with high barriers to entry and managed by talented smart motivated people with integrity.

Ronald Baron
BAMCO, Inc., an investment adviser

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/99. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,936. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have grown to $14,125. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect

Average annual total returns	Ended
on investment	12/31/09

Service Class Shares

One Year	+38.32%

Five Years**	+0.78%

Ten Years**	+4.77%

Standard Class Shares

One Year	+38.67%

Inception (6/5/07)	−8.01%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

**	The performance data for the Service Class shown prior to June 5, 2007 includes historical performance of Baron Capital Asset Fund (a predecessor to the Fund), for which BAMCO, Inc. served as investment advisor.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,222.80	1.04%	$5.83
Service Class Shares	1,000.00	1,221.20	1.29%	7.22

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.87%

Aerospace & Defense	0.32%
Capital Markets	3.30%
Commercial Services & Supplies	4.32%
Construction & Engineering	1.12%
Distributors	1.71%
Diversified Consumer Services	5.81%
Diversified Financials	2.85%
Electric Utilities	1.31%
Energy Equipment & Services	7.10%
Food & Staples Retailing	1.59%
Food Products	2.99%
Health Care Equipment & Supplies	6.11%
Health Care Providers & Services	5.68%
Hotels, Restaurants & Leisure	9.00%
Household Durables	1.11%
Household Products	0.75%
Insurance	1.66%
Internet & Catolog Retail	2.12%
Internet Software & Services	2.90%
IT Services	0.97%
Life Sciences Tools & Services	4.85%
Machinery	1.75%
Media	2.80%
Oil, Gas & Consumable Fuels	5.33%
Professional Services	1.17%
Real Estate Investment Trusts	1.88%
Real Estate Management & Development	1.07%
Road & Rail	2.57%
Software	4.00%
Specialty Retail	5.63%
Textiles, Apparel & Luxury Goods	3.23%
Trading Company & Distributors	0.82%
Wireless Telecommunication Services	0.05%

Warrant	0.00%

Short-Term Investment	2.17%

Total Value of Securities	100.04%

Liabilities Net of Receivables and Other Assets	(0.04%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Edwards Lifesciences	3.86%
DeVry	3.46%
Encore Acquisition	2.85%
MSCI Class A	2.59%
Strayer Education	2.35%
Community Health Systems	2.22%
FMC Technologies	2.18%
Mettler-Toledo International	2.15%
Blue Nile	2.12%
J. Crew Group	2.02%

Total	25.80%

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.87%
	Aerospace & Defense–0.32%
†	Stanley	40,000	$1,096,400

			1,096,400

	Capital Markets–3.30%
	Cohen & Steers	98,700	2,254,308
	Eaton Vance	122,364	3,721,089
†	Jefferies Group	150,000	3,559,500
†	RiskMetrics Group	115,000	1,829,650

			11,364,547

	Commercial Services & Supplies–4.32%
†	Copart	147,000	5,384,610
†	Covanta Holding	25,000	452,250
	Ritchie Bros Auctioneers	190,700	4,277,401
†	Tetra Tech	175,000	4,754,750

			14,869,011

	Construction & Engineering–1.12%
†	AECOM Technology	140,000	3,850,000

			3,850,000

	Distributors–1.71%
†	LKQ	300,000	5,877,000

			5,877,000

	Diversified Consumer Services–5.81%
	DeVry	210,000	11,913,300
	Strayer Education	38,000	8,074,620

			19,987,920

	Diversified Financials–2.85%
†	Interactive Brokers Group Class A	50,000	886,000
†	MSCI Class A	280,750	8,927,850

			9,813,850

	Electric Utilities–1.31%
	ITC Holdings	86,920	4,527,663

			4,527,663

	Energy Equipment & Services–7.10%
	Atlas Energy	46,400	1,399,888
	Carbo Ceramics	15,000	1,022,550
	Core Laboratories	50,000	5,906,000
†	FMC Technologies	130,000	7,519,200
	Helmerich & Payne	118,000	4,705,840
†	SEACOR Holdings	50,800	3,873,500

			24,426,978

	Food & Staples Retailing–1.59%
†	Whole Foods Market	200,000	5,490,000

			5,490,000

	Food Products–2.99%
	Diamond Foods	4,094	145,501
†	Dole Food	260,000	3,226,600
†	Ralcorp Holdings	90,000	5,373,900
†	TreeHouse Foods	40,000	1,554,400

			10,300,401

	Health Care Equipment & Supplies–6.11%
†	Edwards Lifesciences	153,000	13,288,050
†	Gen-Probe	75,000	3,217,500
†	IDEXX Laboratories	85,000	4,542,400

			21,047,950

	Health Care Providers & Services–5.68%
†	AMERIGROUP	218,400	5,888,064
†	Community Health Systems	215,000	7,654,000
†	PSS World Medical	77,500	1,749,175
†	Skilled Healthcare Group	42,896	319,575
†	VCA Antech	158,015	3,937,734

			19,548,548

	Hotels, Restaurants & Leisure–9.00%
†	Cheesecake Factory	76,000	1,640,840
	Choice Hotels International	207,000	6,553,620
†	Panera Bread Class A	70,000	4,687,900
†	Peet’s Coffee & Tea	122,600	4,086,258
†	Penn National Gaming	175,000	4,756,500
†	Sonic	150,000	1,510,500
†	Vail Resorts	168,000	6,350,400
	Wynn Resorts	23,950	1,394,609

			30,980,627

	Household Durables–1.11%
†	Mohawk Industries	80,000	3,808,000

			3,808,000

	Household Products–0.75%
	Church & Dwight	42,600	2,575,170

			2,575,170

	Insurance–1.66%
†	Arch Capital Group	80,000	5,724,000

			5,724,000

	Internet & Catalog Retail–2.12%
†	Blue Nile	115,000	7,282,950

			7,282,950

	Internet Software & Services–2.90%
†	Equinix	61,550	6,533,533
†	WebMD Health Class A	90,000	3,464,100

			9,997,633

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	IT Services–0.97%
†	Gartner	184,435	$3,327,207

			3,327,207

	Life Sciences Tools & Services–4.85%
†	Charles River Laboratories International	93,000	3,133,170
†	Covance	43,779	2,389,020
†	Mettler-Toledo International	70,493	7,401,060
	Techne	55,000	3,770,800

			16,694,050

	Machinery–1.75%
	American Railcar Industries	50,044	551,485
	Kaydon	47,000	1,680,720
	Kennametal	25,000	648,000
	Valmont Industries	40,000	3,138,000

			6,018,205

	Media–2.80%
	Interactive Data	53,936	1,364,581
†	Lamar Advertising Class A	80,000	2,487,200
†	Morningstar	120,000	5,800,800

			9,652,581

	Oil, Gas & Consumable Fuels–5.33%
†	Concho Resources	46,438	2,085,066
†	Encore Acquisition	204,100	9,800,882
	Southern Union	210,000	4,767,000
	St. Mary Land & Exploration	50,000	1,712,000

			18,364,948

	Professional Services–1.17%
†	CoStar Group	81,500	3,404,255
†	IHS Class A	11,300	619,353

			4,023,608

	Real Estate Investment Trusts–1.88%
†	Alexander’s	12,700	3,866,134
	Alexandria Real Estate Equities	35,000	2,250,150
	Douglas Emmett	25,000	356,250

			6,472,534

	Real Estate Management & Development–1.07%
†	CB Richard Ellis Group Class A	272,600	3,699,182

			3,699,182

	Road & Rail–2.57%
†	Genesee & Wyoming Class A	200,000	6,528,000
	Landstar System	60,000	2,326,200

			8,854,200

	Software–4.00%
†	ANSYS	130,000	5,649,800
†	Blackboard	37,000	1,679,430
†	Concur Technologies	70,000	2,992,500
	FactSet Research Systems	52,400	3,451,588

			13,773,318

	Specialty Retail–5.63%
†	CarMax	136,000	3,298,000
†	Dick’s Sporting Goods	244,600	6,083,202
†	J. Crew Group	155,352	6,950,448
†	Penske Auto Group	200,000	3,036,000

			19,367,650

	Textiles, Apparel & Luxury Goods–3.23%
	Polo Ralph Lauren	70,000	5,668,600
†	Under Armour Class A	200,102	5,456,782

			11,125,382

	Trading Company & Distributors–0.82%
	MSC Industrial Direct Class A	60,000	2,820,000

			2,820,000

	Wireless Telecommunication Services–0.05%
†	SBA Communications Class A	5,120	174,899

			174,899

	Total Common Stock (Cost $226,460,400)		336,936,412

	WARRANT–0.00%
†	Krispy Kreme Doughnuts	2,386	143

	Total Warrant (Cost $24)		143

	SHORT-TERM INVESTMENT–2.17%
	Money Market Mutual Fund–2.17%
	Dreyfus Treasury & Agency Cash Management Fund	7,475,333	7,475,333

	Total Short-Term Investment (Cost $7,475,333)		7,475,333

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.04% (Cost $233,935,757)	$344,411,888

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(143,378)

NET ASSETS APPLICABLE TO 14,359,057 SHARES OUTSTANDING–100.00%	$344,268,510

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($53,679,516 / 2,226,519 Shares)	$24.109

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($290,588,994 / 12,132,538 Shares)	$23.951

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$280,357,230
Accumulated net realized loss on investments	(46,564,851)
Net unrealized appreciation of investments	110,476,131

Total net assets	$344,268,510

†	Non income producing security.

See accompanying notes

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$1,156,826
Interest	15,092
Foreign tax withheld	(19,045)

1,152,873

EXPENSES:
Management fees	2,817,651
Distribution expenses-Service Class	604,250
Accounting and administration expenses	130,570
Reports and statements to shareholders	66,241
Professional fees	24,530
Trustees’ fees	8,987
Custodian fees	8,593
Other	13,539

3,674,361
Less expenses waived/reimbursed	(139,754)

Total operating expenses	3,534,607

NET INVESTMENT LOSS	(2,381,734)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,512,122)
Net change in unrealized appreciation/depreciation of investments	98,353,623

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	96,841,501

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,459,767

See accompanying notes

LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,381,734)	$(1,890,089)
Net realized loss on investments	(1,512,122)	(44,738,948)
Net change in unrealized appreciation/depreciation of investments	98,353,623	(94,187,367)

Net increase (decrease) in net assets resulting from operations	94,459,767	(140,816,404)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	—	(987,783)
Service Class	—	(15,588,554)

	—	(16,576,337)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	23,009,741	21,157,401
Service Class	48,965,753	67,973,146
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	987,783
Service Class	—	15,588,554

	71,975,494	105,706,884

Cost of shares repurchased:
Standard Class	(11,515,604)	(1,605,867)
Service Class	(51,667,442)	(66,670,296)

	(63,183,046)	(68,276,163)

Increase in net assets derived from capital share transactions	8,792,448	37,430,721

NET INCREASE (DECREASE) IN NET ASSETS	103,252,215	(119,962,020)
NET ASSETS:
Beginning of year	241,016,295	360,978,315

End of year (there was no undistributed net investment income at either year end)	$344,268,510	$241,016,295

See accompanying notes

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund
	Standard Class
				6/5/07[1]
	Year Ended			to
	12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$17.386		$29.986	$31.455

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.125)		(0.095)	0.009
Net realized and unrealized gain (loss) on investments	6.848		(11.146)	(1.478)

Total from investment operations	6.723		(11.241)	(1.469)

Less dividends and distributions from:
Net realized gain on investments	—		(1.359)	—

Total dividends and distributions	—		(1.359)	—

Net asset value, end of period	$24.109		$17.386	$29.986

Total return[3]	38.67%		(38.98% )	(4.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,680		$28,648	$16,095
Ratio of expenses to average net assets	1.04%		1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%		1.09%	1.08%
Ratio of net investment income (loss) to average net assets	(0.63%	)	(0.38% )	0.05%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.68%	)	(0.43% )	0.01%
Portfolio turnover	10%		23%	23%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/09		12/31/08	12/31/07[1]	12/31/06[1]		12/31/05[1]

Net asset value, beginning of period	$17.315		$29.944	$32.302	$27.961		$27.053

Income (loss) from investment operations:
Net investment loss[2]	(0.174)		(0.156)	(0.124)	(0.240)		(0.294)
Net realized and unrealized gain (loss) on investments	6.810		(11.114)	1.314	4.581		1.202

Total from investment operations	6.636		(11.270)	1.190	4.341		0.908

Less dividends and distributions from:
Net realized gain on investments	—		(1.359)	(3.548)	—		—

Total dividends and distributions	—		(1.359)	(3.548)	—		—

Net asset value, end of period	$23.951		$17.315	$29.944	$32.302		$27.961

Total return[3]	38.32%		(39.13% )	3.42%	15.53%		3.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,589		$212,368	$344,883	$310,952		$292,424
Ratio of expenses to average net assets	1.29%		1.29%	1.29%	1.32%		1.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.34%		1.34%	1.32%	1.32%		1.34%
Ratio of net investment loss to average net assets	(0.88%	)	(0.63% )	(0.39% )	(0.77%	)	(1.01%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.93%	)	(0.68% )	(0.42% )	(0.77%	)	(1.01%	)
Portfolio turnover	10%		23%	23%	12%		19%

[1]	Effective June 5, 2007, the Baron Capital Asset Fund (the Baron Fund), a series of the Baron Capital Funds Trust, was reorganized into the Fund. The Service Class shares financial highlights for the periods prior to June 5, 2007 reflect the performance of the Insurance Shares Class of the Baron Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, and 2007.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies), and other insurance companies for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with under valued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,154 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.00% of the average daily net assets of the Fund.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

BAMCO, Inc. (BAMCO) (Sub-Advisor) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays BAMCO at an annual rate of 0.50% of the Fund’s average daily net assets.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $7,051 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $18,614 and $6,189, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$275,231
Fees payable to DSC.	717
Distribution fees payable to LFD	60,400

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $46,790,780 and sales of $27,667,679 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $233,983,761. At December 31, 2009, net unrealized appreciation was $110,428,127, of which $120,208,623 related to unrealized appreciation of investments and $9,780,496 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

Level 1

Common Stock	$336,936,412
Short-Term	7,475,333
Other	143

Total	$344,411,888

There were no Level 3 securities at the beginning or end of the year.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2009. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year Ended
12/31/08

Long-term capital gain	$16,576,337

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$280,357,230
Capital loss carryforwards	(46,516,847)
Unrealized appreciation of investments	110,428,127

Net assets	$344,268,510

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Accumulated Net	Paid-in
Investment Loss	Capital

$2,381,734	$(2,381,734)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $24,835,858 expires in 2016 and $21,680,989 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	1,171,261	1,141,845
Service Class	2,531,825	2,831,689
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	38,091
Service Class	—	603,039

	3,703,086	4,614,664

Shares repurchased:
Standard Class	(592,522)	(68,891)
Service Class	(2,664,012)	(2,687,714)

	(3,256,534)	(2,756,605)

Net increase	446,552	1,858,059

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

7.	Market Risk
The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years in the period ended December 31, 2006 were audited by other auditors, whose report dated February 15, 2007 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Other Fund Information

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider, the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, Including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub- adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered the LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that the investment management fee was higher than the average of the Lipper expense group and considered management’s representation that the fee level was reasonable given the fee paid to the sub-adviser and the sub-adviser’s expertise in the investment strategy. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with BAMCO

In considering the renewal of the sub-advisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the sub-advisory agreement. The Board reviewed the services provided by BAMCO, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of small-cap growth funds and the Russell 2000 Index. The Board noted that the Fund’s performance had improved compared to the average of the Lipper performance group for the one year and three year periods compared to the 2008 analysis. The Board concluded that the services provided by BAMCO were satisfactory.

The Board reviewed the sub-advisory fee compared to the fee BAMCO charges to other funds and clients with similar objectives, based on information provided by BAMCO, and noted that the sub-advisory fee was within an acceptable range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Baron Growth Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Baron Growth Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund–18

LVIP Capital Growth Fund

LVIP Capital Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Capital Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Capital Growth Fund
2009 Annual Report Commentary

Managed by:

The LVIP Capital Growth Fund returned 34.87% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 1000® Growth Index*, returned 37.21%.

After a tumultuous start to the year, U.S. equities finished 2009 near their highs for the year and recorded a third consecutive quarter of gains. Throughout the year, extraordinary government measures helped to stabilize global economies and markets; as the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities.

The Fund’s underperformance versus its benchmark during the period was driven by weak stock selection in the information technology, consumer discretionary, and financials sectors. This was partially offset by strong stock selection within energy and industrials. Sector allocation, a result of bottom-up stock selection, also was additive, due largely to underweight exposures to consumer staples and health care and an overweight to information technology.

The three largest detractors from relative performance during the period were Apollo Group (consumer discretionary), Wells Fargo (financials) and Met Life (financials). At the end of the period, we continued to own Apollo Group and Wells Fargo, and had eliminated our position in Met Life. Among the top contributors to benchmark-relative returns were NetApp (information technology), TJX Companies (consumer discretionary), and Goldman Sachs (financials). At the end of the period, we continued to hold NetApp and Goldman Sachs, but had eliminated our position in TJX Companies. Not owning poor performing benchmark holdings Exxon Mobil (energy) and Wal-Mart (consumer staples) also aided relative results.

In this environment, we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of bottom up stock selection, our largest overweight exposures relative to the benchmark at the end of the period were in information technology, where corporate technology spending should improve in 2010, financials, where improving fundamentals and the de-leveraging of balance sheets make many of the high quality names in the sector attractive at the current depressed valuations, and the cyclically oriented consumer discretionary sector, which should perform well in an economic recovery. At the end of the period, we were most underweight the consumer staples and health care sectors, which we expect to provide limited opportunities for growth relative to companies in other sectors.

Andrew J. Shilling, CFA
Wellington Management Company, LLP

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,260. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have decreased to $6,658. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+34.87%

Five Years	+0.20%

Ten Years	−4.58%

Service Class Shares

One Year	+34.53%

Inception (4/30/07)	−4.54%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Commencing May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-advisor.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,225.50	0.78%	$4.38
Service Class Shares	1,000.00	1,224.00	1.03%	5.77

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.27	0.78%	$3.97
Service Class Shares	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.24%

Aerospace & Defense	5.56%
Air Freight & Logistics	1.89%
Auto Components	1.07%
Automobiles	1.17%
Building Products	0.51%
Capital Markets	3.13%
Chemicals	1.12%
Commercial Banks	4.45%
Communications Equipment	7.68%
Computers & Peripherals	8.42%
Diversified Consumer Services	1.73%
Diversified Financial Services	1.79%
Energy Equipment & Services	6.31%
Health Care Equipment & Supplies	1.08%
Hotels, Restaurants & Leisure	2.83%
Household Durables	0.26%
Industrial Conglomerates	0.97%
Insurance	2.89%
Internet & Catalog Retail	1.45%
Internet Software & Services	6.37%
IT Services	4.72%
Machinery	4.99%
Media	1.08%
Metals & Mining	3.05%
Multiline Retail	1.25%
Oil, Gas & Consumable Fuels	3.32%
Pharmaceuticals	0.81%
Semiconductors & Semiconductor Equipment	3.89%
Software	9.29%
Specialty Retail	4.13%
Textiles, Apparel & Luxury Goods	2.03%

Short-Term Investment	1.13%

Total Value of Securities	100.37%

Liabilities Net of Receivables and Other Assets	(0.37%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	4.11%
Microsoft	3.99%
Cisco Systems	3.74%
Google Class A	3.48%
Hartford Financial Services Group	2.89%
Oracle	2.88%
NetApp	2.79%
Schlumberger	2.54%
QUALCOMM	2.50%
Wells Fargo	2.41%

Total	31.33%

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.24%
	Aerospace & Defense–5.56%
	Boeing	40,550	$2,194,972
	General Dynamics	46,860	3,194,446
	Precision Castparts	37,390	4,125,986

			9,515,404

	Air Freight & Logistics–1.89%
	FedEx	38,790	3,237,026

			3,237,026

	Auto Components–1.07%
	Johnson Controls	67,270	1,832,435

			1,832,435

	Automobiles–1.17%
	Harley-Davidson	79,450	2,002,140

			2,002,140

	Building Products–0.51%
	Masco	62,900	868,649

			868,649

	Capital Markets–3.13%
	Goldman Sachs Group	21,560	3,640,190
±†	UBS	110,800	1,723,736

			5,363,926

	Chemicals–1.12%
	Mosaic	32,200	1,923,306

			1,923,306

	Commercial Banks–4.45%
	Itau Unibanco Holding ADR	81,215	1,854,951
	SunTrust Banks	80,130	1,625,838
	Wells Fargo	152,880	4,126,231

			7,607,020

	Communications Equipment–7.68%
†	Cisco Systems	267,040	6,392,938
†	Juniper Networks	92,730	2,473,109
	QUALCOMM	92,580	4,282,751

			13,148,798

	Computers & Peripherals–8.42%
†	Apple	33,370	7,036,398
†	EMC	147,900	2,583,813
†	NetApp	139,040	4,781,586

			14,401,797

	Diversified Consumer Services–1.73%
†	Apollo Group Class A	48,830	2,958,121

			2,958,121

	Diversified Financial Services–1.79%
	Moody’s	114,100	3,057,880

			3,057,880

	Energy Equipment & Services–6.31%
	Halliburton	83,370	2,508,603
	National Oilwell Varco	59,200	2,610,128
	Schlumberger	66,870	4,352,569
†	Transocean	15,964	1,321,819

			10,793,119

	Health Care Equipment & Supplies–1.08%
	Covidien	38,500	1,843,765

			1,843,765

	Hotels, Restaurants & Leisure–2.83%
	International Game Technology	163,890	3,076,215
†	MGM MIRAGE	193,190	1,761,893

			4,838,108

	Household Durables–0.26%
	DR Horton	41,700	453,279

			453,279

	Industrial Conglomerates–0.97%
	Siemens ADR	18,140	1,663,438

			1,663,438

	Insurance–2.89%
	Hartford Financial Services Group	212,290	4,937,865

			4,937,865

	Internet & Catalog Retail–1.45%
†	Amazon.com	18,390	2,473,823

			2,473,823

	Internet Software & Services–6.37%
†	eBay	75,320	1,773,033
†	Google Class A	9,600	5,951,808
†	VeriSign	47,820	1,159,157
†	Yahoo	119,790	2,010,076

			10,894,074

	IT Services–4.72%
	Accenture Class A	29,120	1,208,480
	MasterCard Class A	10,790	2,762,024
	Visa Class A	20,880	1,826,165
	Western Union	121,060	2,281,981

			8,078,650

	Machinery–4.99%
	Caterpillar	6,810	388,102
	Cummins	39,940	1,831,648
	Eaton	17,580	1,118,440
	Illinois Tool Works	48,780	2,340,952
	PACCAR	79,010	2,865,693

			8,544,835

	Media–1.08%
†	Viacom Class B	62,240	1,850,395

			1,850,395

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Metals & Mining–3.05%
	Barrick Gold	39,500	$1,555,510
	BHP Billiton ADR	27,620	2,115,140
†	Freeport-McMoRan Copper & Gold Class B	19,360	1,554,414

			5,225,064

	Multiline Retail–1.25%
	Target	44,170	2,136,503

			2,136,503

	Oil, Gas & Consumable Fuels–3.32%
	Consol Energy	40,510	2,017,398
	Hess	41,540	2,513,170
	Petroleo Brasileiro ADR	24,290	1,158,147

			5,688,715

	Pharmaceuticals–0.81%
	Teva Pharmaceutical Industries ADR	24,620	1,383,152

			1,383,152

	Semiconductors & Semiconductor Equipment–3.89%
	Altera	83,120	1,881,006
	Analog Devices	68,510	2,163,546
	Texas Instruments	100,540	2,620,072

			6,664,624

	Software–9.29%
†	BMC Software	62,849	2,520,245
†	McAfee	39,750	1,612,658
	Microsoft	224,070	6,831,893
	Oracle	201,060	4,934,012

			15,898,808

	Specialty Retail–4.13%
	Best Buy	46,080	1,818,317
	Lowe’s	93,820	2,194,450
	Staples	124,350	3,057,766

			7,070,533

	Textiles, Apparel & Luxury Goods–2.03%
	Coach	95,320	3,482,040

			3,482,040

	Total Common Stock (Cost $143,662,407)		169,837,292

	SHORT-TERM INVESTMENT–1.13%
	Money Market Mutual Fund–1.13%
	Dreyfus Treasury & Agency Cash Management Fund	1,938,673	1,938,673

	Total Short–Term Investment (Cost $1,938,673)		1,938,673

TOTAL VALUE OF SECURITIES–100.37% (Cost $145,601,080)	171,775,965

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.37%)	(638,755)

NET ASSETS APPLICABLE TO 7,945,276 SHARES OUTSTANDING–100.00%	$171,137,210

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($112,474,767 / 5,221,743 Shares)	$21.540

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($58,662,443 / 2,723,533 Shares)	$21.539

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$224,860,147
Undistributed net investment income	385,661
Accumulated net realized loss on investments	(80,285,735)
Net unrealized appreciation of investments and foreign currencies	26,177,137

Total net assets	$171,137,210

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $1,723,736, which represented 1.01% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$2,069,972
Interest	3,008
Foreign tax withheld	(36,352)

2,036,628

EXPENSES:
Management fees	1,142,605
Accounting and administration expenses	72,657
Distribution expenses-Service Class	68,607
Reports and statements to shareholders	39,264
Professional fees	22,150
Custodian fees	8,345
Trustees’ fees	5,210
Other	9,644

1,368,482
Less expenses waived/reimbursed	(82,402)

Total operating expenses	1,286,080

NET INVESTMENT INCOME	750,548

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(30,444,336)
Foreign currencies	(5,413)

Net realized loss	(30,449,749)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	76,828,788

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	46,379,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,129,587

See accompanying notes

LVIP Capital Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$750,548	$671,838
Net realized loss on investments and foreign currencies	(30,449,749)	(35,539,088)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	76,828,788	(82,331,685)

Net increase (decrease) in net assets resulting from operations	47,129,587	(117,198,935)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(329,492)	(440,240)
Service Class	(29,982)	—

	(359,474)	(440,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,255,672	36,616,252
Service Class	43,711,116	9,546,644
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	329,492	440,240
Service Class	29,982	—

	56,326,262	46,603,136

Cost of shares repurchased:
Standard Class	(83,410,793)	(38,529,105)
Service Class	(2,320,799)	(1,260,639)

	(85,731,592)	(39,789,744)

Increase (decrease) in net assets derived from capital share transactions	(29,405,330)	6,813,392

NET INCREASE (DECREASE) IN NET ASSETS	17,364,783	(110,825,783)
NET ASSETS:
Beginning of year	153,772,427	264,598,210

End of year (including undistributed net investment income of $385,661 and $217,063, respectively)	$171,137,210	$153,772,427

See accompanying notes

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$16.019	$27.511	$23.586	$22.507	$21.513

Income (loss) from investment operations:
Net investment income[2]	0.094	0.068	0.045	0.029	—
Net realized and unrealized gain (loss) on investments and foreign currencies	5.490	(11.511)	3.906	1.051	1.021

Total from investment operations	5.584	(11.443)	3.951	1.080	1.021

Less dividends and distributions from:
Net investment income	(0.063)	(0.049)	(0.026)	(0.001)	(0.027)

Total dividends and distributions	(0.063)	(0.049)	(0.026)	(0.001)	(0.027)

Net asset value, end of period	$21.540	$16.019	$27.511	$23.586	$22.507

Total return[3]	34.87%	(41.59% )	16.76%	4.80%	4.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,475	$145,464	$262,609	$165,411	$174,988
Ratio of expenses to average net assets	0.78%	0.78%	0.78%	0.80%	0.80%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expenses paid indirectly	0.83%	0.81%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets	0.52%	0.31%	0.18%	0.13%	0.00%[4]
Ratio of net investment income to average net assets
prior to expenses waived/reimbursed and expenses paid indirectly	0.47%	0.28%	0.16%	0.13%	0.00%[4]
Portfolio turnover	102%	106%	104%	89%	77%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

2The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

4The ratio calculates to less than 0.005%.

See accompanying notes

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$16.020	$27.494	$24.406

Income (loss) from investment operations:
Net investment income (loss)[2]	0.047	0.018	(0.027)
Net realized and unrealized gain (loss) on investments and foreign currencies	5.484	(11.492)	3.115

Total from investment operations	5.531	(11.474)	3.088

Less dividends and distributions from:
Net investment income	(0.012)	—	—

Total dividends and distributions	(0.012)	—	—

Net asset value, end of period	$21.539	$16.020	$27.494

Total return[3]	34.53%	(41.73% )	12.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,662	$8,308	$1,989
Ratio of expenses to average net assets	1.03%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	1.08%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets	0.27%	0.06%	(0.15% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	0.22%	0.03%	(0.18% )
Portfolio turnover	102%	106%	104%[4]
1Date of commencement of operations; ratios have been annualized and total return has not been annualized.

2The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $10,326 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.78% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.45% of the first $100 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $100 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $3,903 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ending December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $10,678 and $3,435, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$101,069
Fees payable to DSC	356
Distribution fees payable to LFD	11,787

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $155,485,439 and sales of $182,940,866 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $150,955,889. At December 31, 2009, net unrealized appreciation was $20,820,076, of which $24,248,137 related to unrealized appreciation of investments and $3,428,061 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1—inputs are quoted prices in active markets
Level 2—inputs are observable, directly or indirectly
Level 3—inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$168,113,556	$1,723,736	$169,837,292
Short-Term	1,938,673	—	1,938,673

Total	$170,052,229	$1,723,736	$171,775,965

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$359,474	$440,240

In addition, the Fund declared an ordinary income consent dividend of $217,063 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$224,860,147
Undistributed ordinary income	385,661
Capital loss carryforwards	(74,212,625)
Post-October losses	(718,301)
Unrealized appreciation of investments and foreign currencies	20,822,328

Net assets	$171,137,210

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(222,476)	$5,413	$217,063

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $14,024,321 expires in 2011, $19,364,659 expires in 2016 and $40,823,645 expires in 2017.

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	702,890	1,599,683
Service Class	2,331,760	505,720
Shares issued upon reinvestment of dividends and distributions:
Standard Class	15,746	28,339
Service Class	1,433	—

	3,051,829	2,133,742

Shares repurchased:
Standard Class	(4,577,610)	(2,093,029)
Service Class	(128,266)	(59,457)

	(4,705,876)	(2,152,486)

Net decrease	(1,654,047)	(18,744)

7.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Capital Growth Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Capital Growth Fund–13

LVIP Capital Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Capital Growth Fund–14

LVIP Capital Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (Wellington) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the good reputation, resources and investment approach of Wellington. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Board noted that the Fund’s performance was below the average of the Lipper performance group for the one year, three year and five year periods and considered management’s view that the Fund should be expected to struggle during periods of economic uncertainty and that in structuring the portfolio, Wellington had avoided many of the more defensive sectors in lieu of companies expected to drive earnings growth long-term, hurting the Fund on a relative basis in the near term. The Board considered management’s statement that performance would continue to be monitored closely and concluded that the services provided by Wellington were acceptable.

The Board considered the Fund’s sub-advisory fee schedule, which contains a breakpoint, and noted that the sub-advisory fee charged to the Fund was lower than Wellington’s standard fee schedule for the strategy, higher than other funds sub-advised by Wellington and within the range of the Lipper contractual sub-adviser fees expense group. The Board concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board noted that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the Information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Capital Growth Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Capital Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

2The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund–17

LVIP Cohen & Steers Global Real Estate Fund

LVIP Cohen & Steers
Global Real Estate Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Cohen & Steers Global Real Estate Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Country, Sector Allocations and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Other Fund Information	17
Officer/Trustee Information	19

LVIP Cohen & Steers Global Real Estate Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 37.79% (Standard Class) for the fiscal year ended December 31, 2009, while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index*, returned 38.26%.

Global markets spent much of 2009 responding to the financial and credit market crisis that began in 2008. After a challenging first two months, markets rallied, with momentum slowing in the fourth quarter. For the year, global real estate securities outperformed the broad equity markets.

Share prices began to rise in March when listed real estate companies demonstrated their access to multiple sources of capital. The recapitalization trend moved around the world—Australian listed property trusts, followed by United Kingdom (U.K.) REITs (real estate investment trusts) and then United States (U.S.) REITs. Cohen & Steers was instrumental in these capital raisings, and was a cornerstone investor in many of the offerings. Government monetary programs also had an enormous impact: they gave weak companies the time to renegotiate loans and repair their balance sheets while interest rates were at historic lows. This staved off the collapse of the real estate market, but it also deferred “fire sale” acquisition opportunities.

U.S. REITs rebounded from multiyear lows after significant recapitalization and deleveraging reassured investors that they could strengthen their balance sheets, meet debt maturities and take advantage of buying opportunities. In total, public real estate companies raised $20 billion during the year.

The hotel sector led all U.S. property types in 2009. Their short leases allowed them to respond quickly to changing economic conditions, and they rose amid signs of economic stabilization and the possibility of future economic growth.

Regional malls turned in a better-than-expected performance, benefiting from recapitalization and stabilization in retail sales and consumer confidence. Simon Property Group, the country’s largest mall operator, was the first major U.S. REIT to issue new equity. Office REITs were aided by less-severe unemployment in New York than anticipated.

The shopping center sector was the only REIT property group to post a negative total return during the year. Typically considered defensive because of their consumer staple anchors (supermarkets and drug stores), the smaller retailers that make up the rest of the tenant mix proved to be highly sensitive to the economic downturn.

Health care REITs and self storage companies trailed the benchmark, as defensive sectors lagged their more economically sensitive counterparts during 2009’s rally.

The U.K. advanced in the second quarter, aided by the capital raisings that began in February. However, the rally leveled off in June, once major REITs’ capital needs had been met and investors refocused on fundamentals, which remained weak. Third- and fourth-quarter property transactions indicated that valuations of high-quality commercial real estate had stabilized, and cap rates declined considerably.

France had the strongest performance of Europe’s major economies. For many years rents were indexed to the cost of construction, which benefited office and retail properties. Indexation turned negative in the second half of the year, however, which has put downward pressure on rents.

Over the course of the year Germany, Europe’s largest economy, dropped sharply and then reversed course, aided by government stimulus spending and construction investment. As of September (the latest data available), industrial orders had risen for seven consecutive months.

In news, Spain launched its version of the REIT model (SOCIMI) in June. Unlike most REIT structures, it includes a corporate income tax; however, dividends paid to individuals will be tax-exempt.

Hong Kong property stocks benefited from flows from China, declining lending rates, and limited residential supply, along with a brightening economic outlook. Shares of developers had sizable gains, notwithstanding concerns about the sustainability of the rise in residential prices. Landlords advanced, aided by signs that office rents had seen the worst of their declines.

Japan began to rebound after a weak start. In the first half of the year, financially weaker J-REITs, which had declined on bankruptcy worries, saw a sharp turnaround in performance amid indications that the government was willing to support the group.

Australia strengthened in the wake of recapitalizations, and benefited further as the country’s economy turned a positive corner sooner than expected. In the fourth quarter, in response to economic growth, the country’s central bank reversed its monetary easing policy and increased short-term interest rates to 3.75%.

Singapore saw brightening economic prospects as well as a rebound in residential transaction volume, aided by developers’ price cuts and new mortgage offerings from local banks. The market’s office stocks performed well despite supply concerns and a continued decline in rents; demand held up better than expected, with resilient lease renewal.

The portfolio had a sizable absolute return for the year. Factors that contributed to relative performance included our underweight and stock selection in the U.S. and our stock selection and overweight in Hong Kong. We had a modest allocation to Brazil (which is not included in the index), which had a strong gain in the period. Our underweight in Switzerland, our overweight in Norway and our lack of an allocation to Belgium also aided performance.

Factors that detracted from relative performance included stock selection in Japan; we were underweight certain J-REITs that we viewed as less attractive, but which benefited from the government’s decision to provide refinancing. Our overweight and stock selection in the U.K. and underweight in France also hindered performance, as did stock selection in Germany.

U.S. dollar-based investors benefited from currency movements, with most major currencies appreciating against the dollar.

We expect 2010 to be a year of moderate economic growth and continued stabilization in global capital markets. The deleveraging in real estate markets that began in 2009 will likely continue, which could put some constraints on growth. Further capital raising will most likely be for acquisitions. In this environment of low interest rates and relatively high cap rates, well-capitalized REITs may have acquisition opportunities that will be immediately accretive to funds from operations and net asset values. We believe this is the beginning of the acquisition and fundamental recovery phases of the total return cycle.

At present there is virtually no new construction in most markets, which speaks to the potential for better-than-expected net operating income in 2010 and 2011. Acquisitions, rent growth and organic growth offer the possibility for earnings to

LVIP Cohen & Steers Global Real Estate Fund–1

LVIP Cohen & Steers Global Real Estate Fund
2009 Annual Report Commentary (continued)

accelerate, which will be particularly important if central banks raise interest rates. Private companies in need of capital may decide to go public and launch a new initial public offering (IPO) cycle.

In the U.S., non-bank real estate financing is poised to resume, which could drive further cap rate compression. We expect lender workouts and capital markets to normalize mid-2010, at which time there should be a high volume of accretive acquisition opportunities.

On a sector-specific basis, we believe that shopping centers and class-A malls will perform well. Offices should benefit from low supply and stabilization in jobs, and industrial REITs from a bottoming in gross domestic product and the start of the inventory cycle. While we find apartment company fundamentals attractive, we remain cautious because of their less favorable valuations.

We expect to see a reasonable recovery in the U.K. due to massive policy stimulus, a weak currency and improving credit. There has been significant cap-rate compression across prime assets already, and the trend should continue. This reflects London offices’ ties to a global economy, demand for high-quality properties from foreign investors and a relatively benign supply backdrop. While a modest increase in supply is projected for 2010—mostly in the City—the development pipeline in London stands at a 20-year low. We believe rents in West End and City offices will rise substantially over 2010 on the back of this low availability. The outlook for the retail rents is more subdued as U.K. consumer growth remains sluggish.

France’s somewhat insulated economy and strong consumers gave it some downside protection in the recession, yet early indicators suggest that its participation in the recovery is better than expected. The rental declines for prime Paris office space have moderated, easing concerns about a dramatic downturn. We believe that fundamentals point to long-term growth. Retailers, meanwhile, should continue to see relatively resilient income streams, although the contribution to rents from indexation is fading (more so for office companies).

Although the Netherlands lacks country-specific catalysts, it is home to attractive pan-European mall owners with strong balance sheets; we favor those with visible cash flows and good management teams. Germany’s rebound indicates that it could have the best economic backdrop within Europe in 2010, which would give some aid to currently weak real estate fundamentals. High leverage among listed real estate companies remains a concern.

In Japan, our focus remains on property companies with good balance sheets. We are cautious toward J-REITs, favoring those with strong sponsors. Over time, J-REITs should be able to expand their portfolios, earning more favor from their ability to make acquisitions amid scarce capital. Still, given falling rents and rising vacancies, dividend growth will be difficult to achieve.

Hong Kong’s economy is gradually recovering. In the office sector, property values have already shown signs of a rebound, while the decline in rents has moderated significantly. We believe a bottom is near and that significant rental growth could occur in 2010 and especially 2011. Residential prices stand to benefit over time from economic recovery and the availability of fixed-rate mortgage plans.

Australia’s unemployment rate fell slightly in November, and the majority of job growth was full time. We remain positive on the country’s relative economic strength and view its office sector as the largest beneficiary. Stock valuations are attractive, in our view.

In Singapore, we are turning more positive on sectors driven by a recovery in external demand, including offices and hotels. After the strong rally in the residential sector in 2009, the government is imposing tightening measures on the mass market; we favor developers with a higher luxury component, which should be less affected by policy measures.

Joseph Harvey
Scott Crowe
Chip McKinley
Cohen & Steers Capital Management, Inc.

Growth of $10,000 invested 4/30/07 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Cohen & Steers Global Real Estate Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,468 for the Standard Class shares and to $6,425 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Global Real Estate Index did over the same period. The same $10,000 investment would have decreased to $6,283. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+37.79%

Inception (4/30/07)	−15.04%

Service Class Shares

One Year	+37.43%

Inception (4/30/07)	−15.25%

*	FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.

LVIP Cohen & Steers Global Real Estate Fund–2

LVIP Cohen & Steers Global Real Estate Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,320.50	0.90%	$5.26
Service Class Shares	1,000.00	1,318.90	1.15%	6.72

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.67	0.90%	$4.58
Service Class Shares	1,000.00	1,019.41	1.15%	5.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Cohen & Steers Global Real Estate Fund–3

LVIP Cohen & Steers Global Real Estate Fund

Country, Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Percentage
Country	of Net Assets

Common Stock	98.70%

Australia	12.20%
Bermuda	0.52%
Brazil	0.44%
Canada	2.61%
China	1.62%
Finland	0.73%
France	4.10%
Germany	1.04%
Hong Kong	18.51%
Japan	10.26%
Netherlands	0.49%
Norway	0.55%
Singapore	3.05%
Sweden	0.49%
United Kingdom	8.06%
United States	34.03%

Short-Term Investment	1.43%

Total Value of Securities	100.13%

Liabilities Net of Receivables and Other Assets	(0.13%)

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Construction Materials	0.82%
Diversified REITs	10.68%
Health Care Providers & Services	1.82%
Hotel, Resorts & Cruise Lines	1.53%
Industrial REITs	3.60%
Office REITs	6.73%
Real Estate Management & Development	41.61%
Residential REITs	5.47%
Retail REITs	18.82%
Specialized REITs	7.62%

Total	98.70%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Sun Hung Kai Properties	5.04%
Simon Property Group	4.50%
Westfield Group	3.77%
Unibal-Rodamco	3.39%
Mitsubishi Estate	3.29%
Mitsui Fudosan	2.84%
Public Storage	2.76%
ProLogis	2.55%
Stockland	2.30%
Hongkong Land Holdings	2.20%

Total	32.64%

Abbreviations:
REITs–Real Estate Investment Trusts

LVIP Cohen & Steers Global Real Estate Fund–4

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.70%Δ
	Australia–12.20%
±	Commonwealth Property Office Fund	1,624,311	$1,406,839
±	Dexus Property Group	3,283,819	2,491,356
±	FKP Property Group	485,759	342,495
±	Goodman Group	3,899,593	2,206,178
±	GPT Group	2,738,401	1,471,515
=@†	GPT Group In–Specie	4,536,115	0
±	ING Office Fund	2,992,408	1,700,963
±	Mirvac Group	2,353,664	3,283,956
±	Stockland	1,367,423	4,817,731
±	Westfield Group	707,097	7,913,766

			25,634,799

	Bermuda–0.52%
†	Orient-Express Hotels Class A	106,348	1,078,369

			1,078,369

	Brazil–0.44%
†	BR Malls Participacoes	73,802	910,352

			910,352

	Canada–2.61%
	Boardwalk Real Estate Investment Trust	42,266	1,490,463
	Brookfield Properties	257,464	3,120,464
	Primaris Retail Real Estate Investment Trust	57,256	879,562

			5,490,489

☐	China–1.62%
±	Agile Property Holdings	1,374,000	1,994,432
±	KWG Property Holding	1,849,062	1,410,620

			3,405,052

	Finland–0.73%
±	Citycon	129,222	540,278
±	Sponda	255,712	996,817

			1,537,095

	France–4.10%
±	Icade	15,505	1,482,521
±	Unibail-Rodamco	32,468	7,123,118

			8,605,639

	Germany–1.04%
±†	Deutsche Wohnen	84,748	808,497
±	IVG Immobilien	183,249	1,380,651

			2,189,148

■	Hong Kong–18.51%
±	China Overseas Land & Investment	1,452,160	3,042,573
±	China Resources Land	594,000	1,337,014
±†	Glorious Property Holdings	4,134,551	1,871,658
±	Great Eagle Holdings	66,807	173,224
±	Hang Lung Properties	519,700	2,037,328
±	Henderson Land Development	570,038	4,259,576
±	Hongkong Land Holdings	939,600	4,627,611
±	Hysan Development	580,231	1,642,038
±	Link REIT	1,018,321	2,598,371
±	New World Development	1,727,000	3,518,459
±	Shangri-La Asia	274,000	513,342
±	Shimao Property Holdings	1,002,500	1,879,486
±	Sun Hung Kai Properties	712,443	10,592,991
±	Wharf Holdings	139,000	797,691

			38,891,362

	Japan–10.26%
±	Aeon Mall	53,300	1,033,289
±	DA Office Investment	153	325,230
±	Goldcrest	63,892	1,790,271
±	Japan Prime Realty Investment	194	403,368
±	Japan Real Estate Investment	102	752,409
±	Kenedix Realty Investment	209	572,590
±	Mitsubishi Estate	433,000	6,917,678
±	Mitsui Fudosan	352,620	5,966,022
±	Sumitomo Realty & Development	138,000	2,606,774
±	Tokyo Tatemono	309,143	1,189,955

			21,557,586

	Netherlands–0.49%
±	Corio	15,209	1,034,821

			1,034,821

	Norway–0.55%
±	Norwegian Property	500,329	1,155,761

			1,155,761

	Singapore–3.05%
±	CapitaCommerical Trust	1,060,000	877,621
±	CapitaLand	1,540,000	4,567,691
±†	CapitaMalls Asia	534,000	965,312
±	Keppel Land	25	62

			6,410,686

	Sweden–0.49%
±	Fabege	164,312	1,027,980

			1,027,980

	United Kingdom–8.06%
±	Atrium European Real Estate	147,361	990,489
±†	Big Yellow Group	74,811	424,626
±	British Land	188,988	1,457,652
±	Derwent London	81,392	1,729,284
±	Great Portland Estates	218,792	1,024,288
±	Hammerson	487,243	3,318,341
±	Land Securities Group	388,533	4,260,200
±	London & Stamford Property	215,657	415,858
±	Segro	283,597	1,581,740
±†	Unite Group	356,471	1,729,101

			16,931,579

LVIP Cohen & Steers Global Real Estate Fund–5

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	United States–34.03%
	Apartment Investment & Management Class A	104,139	$1,657,893
	AvalonBay Communities	20,211	1,659,525
	BioMed Realty Trust	58,876	929,063
	Boston Properties	36,082	2,420,020
†	Brookdale Senior Living	209,443	3,809,768
	Colonial Properties Trust	85,492	1,002,821
	Cousins Properties	123,634	943,327
	Developers Diversified Realty	226,248	2,095,056
	Education Realty Trust	82,209	397,892
	Equity Lifestyle Properties	21,047	1,062,242
	Equity Residential	90,419	3,054,354
†	Forest City Enterprises Class A	144,759	1,705,261
	General Growth Properties	3,871	44,749
	HCP	90,167	2,753,700
	Hospitality Properties Trust	45,305	1,074,182
†	Host Hotels & Resorts	243,538	2,842,089
†	Hyatt Hotels	14,831	442,112
	Kilroy Realty	53,304	1,634,834
	Kimco Realty	74,285	1,005,076
	Macerich	116,437	4,185,936
	Post Properties	111,055	2,176,678
	ProLogis	391,125	5,354,501
	PS Business Parks	40,713	2,037,686
	Public Storage	71,168	5,796,633
	Regency Centers	50,487	1,770,074
	Simon Property Group	118,530	9,458,759
	SL Green Realty	34,338	1,725,141
	Sovran Self Storage	35,490	1,268,058
	Starwood Hotels & Resorts Worldwide	32,287	1,180,736
†	Sunstone Hotel Investors	179,633	1,595,141
	U-Store-It Trust	93,651	685,525
	Vornado Realty Trust	53,241	3,723,708

			71,492,540

	Total Common Stock (Cost $155,020,598)		207,353,258

	SHORT-TERM INVESTMENT–1.43%
	Money Market Mutual Fund–1.43%
	Dreyfus Treasury & Agency Cash Management Fund	3,003,144	3,003,144

	Total Short-Term Investment (Cost $3,003,144)		3,003,144

TOTAL VALUE OF SECURITIES–100.13% (Cost $158,023,742)	210,356,402

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(263,202)

NET ASSETS APPLICABLE TO 33,221,866 SHARES OUTSTANDING–100.00%	$210,093,200

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND STANDARD CLASS ($149,081,331 / 23,566,704 Shares)	$6.326

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND SERVICE CLASS ($61,011,869 / 9,655,162 Shares)	$6.319

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$271,563,781
Undistributed net investment income	5,962,200
Accumulated net realized loss on investments	(119,772,800)
Net unrealized appreciation of investments and foreign currencies	52,340,019

Total net assets	$210,093,200

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $128,381,508, which represented 61.11% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $0 which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 “Notes to Financial Statements.”

LVIP Cohen & Steers Global Real Estate Fund–6

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets (continued)

Summary of Abbreviations:
AUD–Australian Dollar
HKD–Hong Kong Dollar
JPY–Japanese Yen
REIT–Real Estate Investment Trust
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	4,229	USD	(3,787)	1/4/10	$10
HKD	454,335	USD	(58,601)	1/5/10	(3)
HKD	2,011,741	USD	(259,462)	1/4/10	1
JPY	(1,810,061)	USD	19,664	1/4/10	216
JPY	(2,388,366)	USD	25,753	1/5/10	92

					$316

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–7

LVIP Cohen & Steers Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$5,942,388
Interest	2,974
Foreign tax withheld	(329,601)

5,615,761

EXPENSES:
Management fees	1,517,614
Custodian fees	160,669
Distribution expenses-Service Class	121,328
Accounting and administrative expenses	74,081
Professional fees	25,354
Reports and statements to shareholders	21,680
Trustees’ fees	5,061
Other	13,735

1,939,522
Less expenses waived/reimbursed	(405,426)

Total operating expenses	1,534,096

NET INVESTMENT INCOME	4,081,665

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(32,501,917)
Foreign currencies	(1,238,925)

Net realized loss	(33,740,842)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	86,238,051

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	52,497,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,578,874

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,081,665	$4,177,417
Net realized loss on investments and foreign currencies	(33,740,842)	(80,971,142)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	86,238,051	(11,646,886)

Net increase (decrease) in net assets resulting from operations	56,578,874	(88,440,611)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(1,835,669)
Service Class	—	(604,990)

	—	(2,440,659)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	36,638,565	38,783,129
Service Class	23,442,142	48,417,468
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	1,844,930
Service Class	—	605,025

	60,080,707	89,650,552

Cost of shares repurchased:
Standard Class	(23,728,587)	(30,270,479)
Service Class	(22,368,326)	(14,429,332)

	(46,096,913)	(44,699,811)

Increase in net assets derived from capital share transactions	13,983,794	44,950,741

NET INCREASE (DECREASE) IN NET ASSETS	70,562,668	(45,930,529)
NET ASSETS:
Beginning of year	139,530,532	185,461,061

End of year (including undistributed net investment income of $5,962,200 and $1,592,670, respectively)	$210,093,200	$139,530,532

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–8

LVIP Cohen & Steers Global Real Estate Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Standard Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$4.591	$8.051	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.131	0.167	0.111
Net realized and unrealized gain (loss) on investments and foreign currencies	1.604	(3.534)	(2.013)

Total from investment operations	1.735	(3.367)	(1.902)

Less dividends and distributions from:
Net investment income	—	(0.093)	(0.047)

Total dividends and distributions	—	(0.093)	(0.047)

Net asset value, end of period	$6.326	$4.591	$8.051

Total return[3]	37.79%	(42.03% )	(19.04% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,081	$97,428	$151,254
Ratio of expenses to average net assets	0.88%	0.85%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.14%	1.13%	1.10%
Ratio of net investment income to average net assets	2.63%	2.48%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.37%	2.20%	1.64%
Portfolio turnover	180%	125%	84%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–9

LVIP Cohen & Steers Global Real Estate Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$4.598	$8.049	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.118	0.151	0.097
Net realized and unrealized gain (loss) on investments and foreign currencies	1.603	(3.528)	(2.013)

Total from investment operations	1.721	(3.377)	(1.916)

Less dividends and distributions from:
Net investment income	—	(0.074)	(0.035)

Total dividends and distributions	—	(0.074)	(0.035)

Net asset value, end of period	$6.319	$4.598	$8.049

Total return[3]	37.43%	(42.17% )	(19.18% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,012	$42,103	$34,207
Ratio of expenses to average net assets	1.13%	1.10%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.39%	1.38%	1.35%
Ratio of net investment income to average net assets	2.38%	2.23%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.12%	1.95%	1.39%
Portfolio turnover	180%	125%	84%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–10

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Cohen & Steers Global Real Estate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is total return through a combination of current income and long-term capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009

LVIP Cohen & Steers Global Real Estate Fund–11

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.95% of the average daily net assets of the Fund. LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the excess over $250 million of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2010, and renews automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Through April 30, 2009, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.85% of average daily net assets of the Fund. Effective May 1, 2009, this operating expense cap was eliminated.

Cohen & Steers Capital Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.55% of the first $150 million of the Fund’s average daily net assets; 0.45% on the next $100 million; and 0.35% of the excess of the Fund’s average daily net assets over $250 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $3,999 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $10,393 and $3,704, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$128,781
Fees payable to DSC	442
Distribution fees payable to LFD	12,734

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the year ended December 31, 2009, the Fund made purchases of $303,138,913 and sales of $282,170,842 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $206,975,494. At December 31, 2009, net unrealized appreciation was $3,380,908, of which $29,150,575 related to unrealized appreciation of investments and $25,769,667 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Cohen & Steers Global Real Estate Fund–12

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$78,971,750	$128,381,508	$207,353,258
Short-Term	3,003,144	—	3,003,144

Total	$81,974,894	$128,381,508	$210,356,402

Foreign Currency Exchange Contracts	$—	$316	$316

As a result of utilizing international fair value pricing at December 31, 2009, the majority of the portfolio was categorized as Level 2 in fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock

Balance as of 12/31/08	$—
Purchases	1,436,955
Transfers out of Level 3	(1,436,955)

Balance as of 12/31/09	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$—

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions for the year ended December 31, 2009. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year Ended
12/31/08

Ordinary income	$2,440,659

In addition, the Fund declared an ordinary income consent dividend of $3,264,328 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$271,563,781
Undistributed ordinary income	21,552,011
Capital loss carryforwards	(85,432,150)
Post-October losses	(873,638)
Post-October currency losses	(104,763)
Unrealized appreciation of investments and foreign currencies	3,387,959

Net assets	$210,093,200

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency contracts and passive foreign investment companies.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP Cohen & Steers Global Real Estate Fund–13

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, passive foreign investment companies and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$287,865	$(3,502,330)	$3,214,465

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $540,163 expires in 2015, $41,373,901 expires in 2016 and $43,518,086 expires in 2017.

6. Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	7,158,309	6,536,447
Service Class	4,933,472	6,995,709
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	338,046
Service Class	—	105,158

	12,091,781	13,975,360

Shares repurchased:
Standard Class	(4,812,137)	(4,441,064)
Service Class	(4,435,179)	(2,194,031)

	(9,247,316)	(6,635,095)

Net increase	2,844,465	7,340,265

7. Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest

LVIP Cohen & Steers Global Real Estate Fund–14

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified in the Statement of Net Assets.

9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Cohen & Steers Global Real Estate Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Cohen & Steers Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Cohen & Steers Global Real Estate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Cohen & Steers Global Real Estate Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Cohen & Steers Global Real Estate Fund–16

LVIP Cohen & Steers Global Real Estate Fund
Other Fund Information

Tax Information (Unaudited)
The Fund intends to pass through foreign tax credits in the maximum amount of $117,882. The gross foreign source income earned during the fiscal year 2009 by the Fund was $4,389,680.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

LVIP Cohen & Steers Global Real Estate Fund–17

LVIP Cohen & Steers Global Real Estate Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Cohen & Steers

In considering the renewal of the sub-advisory agreement between LIAC and Cohen & Steers Capital Management, Inc. (Cohen & Steers) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Cohen & Steers under the sub-advisory agreement. The Board reviewed the services provided by Cohen & Steers, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Cohen & Steers. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of real estate funds and the FTSE EPRA/NAREIT Global Real Estate Index. The Board noted that the Fund’s relative performance compared to the average of the Lipper performance group and the benchmark index was good, that the Fund was in the top quintile of the Lipper performance group for the one year period and concluded that the services provided by Cohen & Steers were satisfactory.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was higher than comparable fee schedules in the Lipper contractual sub-adviser fees expense group and considered that the sub-advisory fee was the same as Cohen & Steers’ standard fee schedule for sub-advised mandates. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding Cohen & Steers’s estimated profitability from providing sub-advisory services to the Fund. The Board noted the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Cohen & Steers, an unaffiliated third party, and that LIAC compensated Cohen & Steers from its fees, and concluded that Cohen & Steers’s estimated profitability was not unreasonable. The Board reviewed materials provided by Cohen & Steers as to any additional benefits it receives and noted that Cohen & Steers has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Cohen & Steers.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Cohen & Steers Global Real Estate Fund–18

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Cohen & Steers Global Real Estate Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Cohen & Steers Global Real Estate Fund–20

LVIP Columbia Value Opportunities Fund

LVIP Value Opportunities Fund

LVIP Columbia Value
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Columbia Value Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Columbia Value Opportunities Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 24.65% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 2000 Value® Index*, returned 20.58%.

In 2009, the markets began the year by continuing the decline that occurred in 2008 and bottomed on March 9th. The markets rebounded strongly after a government-led “stress test” on the stability of the largest banking companies renewed confidence into the domestic banking system. The resulting decrease in risk aversion led to a general improvement in equity valuations, and cyclical companies in particular. The Fund outperformed its benchmark by approximately 400 basis points. All sectors in the portfolio and most sectors in the benchmark — with the notable exception of financials — finished in positive territory with nearly all posting solid double digits returns. On an absolute basis, the portfolio’s materials, telecommunications services, consumer discretionary and energy sectors were the strongest performers while financials and utilities experienced the lowest returns.

For the year, the financial sector’s distinct underperformance combined with the portfolio’s underweight in that sector contributed significantly to the excess returns. In addition, the portfolios’ stock selection within financials also contributed to large positive excess returns versus the benchmark.

The portfolio’s decision to remain underweight was a result of our investment process that looks for companies with inexpensive valuations as well as improving fundamentals. Most small cap banks during 2009, however, were marked by a deteriorating credit outlook, which prompted the underweight of the sector, and our focus on banks with more stable credit metrics. The portfolio’s focus was to invest in strong, well capitalized banks such as First Horizon National which performed well during the year. Likewise, the portfolio benefited from avoiding a plethora of banks with weak credit metrics that subsequently underperformed. Performance on the insurance side was strong on both an absolute as well as a relative basis. National Financial Partners and XL Capital Class A contributed the most followed by Assured Guaranty. Several holdings in the REIT industry also experienced strong absolute and relative returns such as LaSalle Hotel Properties and Mid-America Apartment Communities.

While the big story of 2009 was the outperformance of the portfolio’s financials, there were a few negatives. Stock selection in the electronic equipment instrument and semiconductor industries within the technology sector negatively impacted the portfolio. The portfolio’s underweight in consumer discretionary as well as its overweight in health care also detracted from returns. In addition, the portfolio’s cash position was a negative.

We often discuss sector and industry positioning. However, our strength lies in our investment process which is to unearth attractively valued companies. Our strategy is to focus our research on those companies where we believe the valuation gap is likely to shrink in the near term. We accomplish this by focusing on what we call an “upward inflection point,” which essentially means we want stocks that are both inexpensive and are showing improving operating performance/metrics. In thinking about the types of situations that are attractive to us, our opportunities typically encompass one or more of the following:

1) “Out-of-the-limelight” companies missed by the Wall Street research community

2) Cyclically-driven opportunities in industries that may be out of favor

3) Companies with compressed operating margins that the managers believe are poised to expand within a reasonable timeframe.

That said, moving into 2010, the portfolio starts the year with an underweight in banks and utilities on ongoing concerns about credit issues. Overweights are in the information technology, consumer staples and industrials sectors.

Christian Stadlinger, Ph.D.
Jarl Ginsberg
Columbia Management Advisors, LLC

Growth of $10,000 invested 5/1/2001 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Columbia Value Opportunities Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,371. For comparison, look at how the Russell 2000 Value Index did over the same period. The same $10,000 investment would have grown to $18,025. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+24.65%

Five Years	−0.58%

Inception (5/1/01)	+5.08%

Service Class Shares

One Year	+24.36%

Inception (4/30/07)	−7.73%

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Columbia Value Opportunities Fund–1

LVIP Columbia Value Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,257.40	1.24%	$7.06
Service Class Shares	1,000.00	1,255.90	1.49%	8.47

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,018.95	1.24%	$6.31
Service Class Shares	1,000.00	1,017.69	1.49%	7.58

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Columbia Value Opportunities Fund–2

LVIP Columbia Value Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.47%

Aerospace & Defense	1.79%
Airlines	1.71%
Auto Components	2.49%
Automobiles	0.96%
Building Products	0.97%
Capital Markets	1.61%
Chemicals	2.30%
Commercial Banks	8.18%
Commercial Services & Supplies	4.30%
Communications Equipment	1.31%
Construction & Engineering	1.58%
Containers & Packaging	1.81%
Diversified Consumer Services	1.69%
Diversified Telecommunication Services	0.51%
Electric Utilities	1.10%
Electrical Equipment	1.54%
Electronic Equipment, Instruments & Components	3.99%
Energy Equipment & Services	2.56%
Food & Staples Retailing	0.37%
Food Products	1.66%
Gas Utilities	2.42%
Health Care Equipment & Supplies	2.89%
Health Care Providers & Services	2.80%
Hotels, Restaurants & Leisure	0.75%
Household Durables	1.56%
Insurance	6.67%
IT Services	0.78%
Machinery	0.87%
Marine	0.65%
Media	0.71%
Metals & Mining	2.52%
Oil, Gas & Consumable Fuels	2.97%
Paper & Forest Products	0.85%
Personal Products	1.73%
Professional Services	0.77%
Real Estate Investment Trusts	9.10%
Road & Rail	0.69%
Semiconductors & Semiconductor Equipment	4.16%
Software	2.10%
Specialty Retail	2.73%
Textiles, Apparel & Luxury Goods	0.90%
Thrift & Mortgage Finance	3.20%
Tobacco	0.88%
Trading Companies & Distributors	2.34%

Short-Term Investment	2.17%

Total Value of Securities	99.64%

Receivables and Other Assets Net of Liabilities	0.36%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Atmos Energy	1.21%
New Jersey Resources	1.21%
American Italian Pasta Class A	1.16%
LaSalle Hotel Properties	1.16%
Mid-America Apartment Communities	1.15%
Pier 1 Imports	1.12%
East West Bancorp	1.12%
Invacare	1.11%
Brandywine Realty Trust	1.10%
Westar Energy	1.10%

Total	11.44%

LVIP Columbia Value Opportunities Fund–3

LVIP Columbia Value Opportunities Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.47%
	Aerospace & Defense–1.79%
†	BE Aerospace	8,600	$202,100
†	Esterline Technologies	5,900	240,543

			442,643

	Airlines–1.71%
†	AirTran Holdings	32,000	167,040
†	UAL	20,000	258,200

			425,240

	Auto Components–2.49%
†	ArvinMeritor	20,400	228,072
†	Dana Holdings	17,000	184,280
†	Tenneco	11,500	203,895

			616,247

	Automobiles–0.96%
	Thor Industries	7,600	238,640

			238,640

	Building Products–0.97%
	Insteel Industries	18,500	240,500

			240,500

	Capital Markets–1.61%
	Apollo Investment	12,688	120,917
†	KBW	5,400	147,744
†	Stifel Financial	2,200	130,328

			398,989

	Chemicals–2.30%
	Olin	10,500	183,960
†	Rockwood Holdings	10,761	253,529
†	Solutia	10,500	133,350

			570,839

	Commercial Banks–8.18%
	BancorpSouth	8,800	206,448
	Community Bank System	10,200	196,962
	East West Bancorp	17,500	276,500
†	First Horizon National	9,000	120,594
	IBERIABANK	4,300	231,383
	Independent Bank	9,100	190,099
	Northwest Bancshares	13,000	147,160
	Prosperity Bancshares	5,900	238,773
†	Texas Capital Bancshares	13,800	192,648
	Umpqua Holdings	17,000	227,970

			2,028,537

	Commercial Services & Supplies–4.30%
	ABM Industries	3,200	66,112
	Bowne	26,550	177,354
	Brink’s	4,400	107,096
†	Cenveo	25,500	223,125
†	Cornell Companies	7,610	172,747
	Deluxe	9,900	146,421
†	Waste Services	19,000	173,090

			1,065,945

	Communications Equipment–1.31%
†	Ciena	14,500	157,180
†	CommScope	6,300	167,139

			324,319

	Construction & Engineering–1.58%
†	EMCOR	6,700	180,230
†	Sterling Construction	11,000	210,980

			391,210

	Containers & Packaging–1.81%
†	Boise	37,000	196,470
	Rock-Tenn Class A	5,000	252,050

			448,520

	Diversified Consumer Services–1.69%
	Regis	12,000	186,840
	Stewart Enterprises Class A	45,000	231,750

			418,590

	Diversified Telecommunication Services–0.51%
†	Cincinnati Bell	37,000	127,650

			127,650

	Electric Utilities–1.10%
	Westar Energy	12,500	271,625

			271,625

	Electrical Equipment–1.54%
†	AZZ	3,600	117,720
	Brady Class A	7,500	225,075
†	C&D Technologies	25,000	38,750

			381,545

	Electronic Equipment, Instruments & Components–3.99%
†	Anixter International	4,600	216,660
†	Brightpoint	26,500	194,775
†	Rofin-Sinar Technologies	8,800	207,768
†	Rogers	8,000	242,480
	Technitrol	29,000	127,020

			988,703

	Energy Equipment & Services–2.56%
†	Hornbeck Offshore Services	8,400	195,552
†	ION Geophysical	33,000	195,360
†	Oil States International	6,200	243,598

			634,510

LVIP Columbia Value Opportunities Fund–4

LVIP Columbia Value Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Food & Staples Retailing–0.37%
†	Winn Dixie Stores	9,149	$91,856

			91,856

	Food Products–1.66%
†	American Italian Pasta Class A	8,300	288,757
	Corn Products International	4,200	122,766

			411,523

	Gas Utilities–2.42%
	Atmos Energy	10,200	299,880
	New Jersey Resources	8,000	299,200

			599,080

	Health Care Equipment & Supplies–2.89%
†	Conmed	9,500	216,600
	Cooper	5,900	224,908
	Invacare	11,000	274,340

			715,848

	Health Care Providers & Services–2.80%
†	AMEDISYS	4,700	228,232
†	HealthSpring	11,500	202,515
†	Kindred Healthcare	14,305	264,070

			694,817

	Hotels, Restaurants & Leisure–0.75%
†	Bally Technologies	4,500	185,805

			185,805

	Household Durables–1.56%
†	Helen of Troy	8,800	215,248
	Tupperware Brands	3,700	172,309

			387,557

	Insurance–6.67%
†	Argo Group International Holdings	6,400	186,496
	Aspen Insurance Holdings	7,300	185,785
	Assured Guaranty	6,500	141,440
	Delphi Financial Group Class A	9,900	221,463
	First American	6,000	198,660
	Gallagher (Arthur J.)	5,400	121,554
	Max Capital Group	9,000	200,700
†	National Financial Partners	15,992	129,375
	Platinum Underwriters Holdings	7,000	268,030

			1,653,503

	IT Services–0.78%
	iGate	8,506	85,060
	infoGROUP	13,500	108,270

			193,330

	Machinery–0.87%
	Gardner Denver	5,100	217,005

			217,005

	Marine–0.65%
†	Diana Shipping	11,100	160,728

			160,728

	Media–0.71%
	World Wrestling Entertainment Class A	11,500	176,295

			176,295

	Metals & Mining–2.52%
	AK Steel Holding	7,100	151,585
	Barnes Group	6,500	109,850
†	RTI International Metals	9,100	229,047
	Schnitzer Steel Industries Class A	2,800	133,560

			624,042

	Oil, Gas & Consumable Fuels–2.97%
†	Bill Barrett	5,500	171,105
	Nordic American Tanker Shipping	3,100	93,000
†	Stone Energy	14,000	252,700
†	Swift Energy	9,200	220,432

			737,237

	Paper & Forest Products–0.85%
	Schweitzer-Mauduit International	3,000	211,050

			211,050

	Personal Products–1.73%
	Inter Parfums	16,000	194,720
	Nu Skin Enterprises Class A	8,700	233,769

			428,489

	Professional Services–0.77%
†	Advisory Board	2,811	86,185
†	CBIZ	13,500	103,950

			190,135

	Real Estate Investment Trusts–9.10%
	Brandywine Realty Trust	23,900	272,460
	Capstead Mortgage	14,500	197,925
	Highwoods Properties	7,400	246,790
	LaSalle Hotel Properties	13,500	286,605
	LTC Properties	9,000	240,750
	Mid-America Apartment Communities	5,900	284,852
	Omega Healthcare Investors	13,500	262,575
	Tanger Factory Outlet Centers	6,000	233,940
	U-Store-It Trust	31,500	230,580

			2,256,477

LVIP Columbia Value Opportunities Fund–5

LVIP Columbia Value Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Road & Rail–0.69%
†	RailAmerica	14,000	$170,800

			170,800

	Semiconductors & Semiconductor Equipment–4.16%
†	Atmel	43,000	198,230
†	Cirrus Logic	23,000	156,860
†	Fairchild Semiconductor International	12,000	119,880
†	FEI	7,200	168,192
†	IXYS	16,014	118,824
†	Skyworks Solutions	14,500	205,755
†	Ultra Clean Holdings	9,000	62,910

			1,030,651

	Software–2.10%
†	Ariba	11,200	140,224
†	Lawson Software	29,500	196,175
†	Mentor Graphics	20,900	184,547

			520,946

	Specialty Retail–2.73%
†	Chico’s FAS	13,600	191,080
†	New York & Co.	28,000	120,120
†	Pier 1 Imports	54,500	277,405
†	Talbots	10,000	89,100

			677,705

	Textiles, Apparel & Luxury Goods–0.90%
†	Warnaco Group	5,300	223,607

			223,607

	Thrift & Mortgage Finance–3.20%
	Brookline Bancorp	18,500	183,335
	First Niagara Financial Group	14,800	205,868
†	MGIC Investment	25,000	144,500
†	Ocwen Financial	16,300	155,991
	Radian Group	14,061	102,786

			792,480

	Tobacco–0.88%
	Universal	4,800	218,928

			218,928

	Trading Companies & Distributors–2.34%
	Houston Wire & Cable	12,500	148,750
	Textainer Group Holdings	10,400	175,760
†	United Rentals	26,000	255,060

			579,570

	Total Common Stock (Cost $21,236,443)		24,163,716

	SHORT-TERM INVESTMENT–2.17%
	Money Market Mutual Fund–2.17%
	Dreyfus Treasury & Agency Cash Management Fund	539,230	539,230

	Total Short-Term Investment (Cost $539,230)		539,230

TOTAL VALUE OF SECURITIES–99.64% (Cost $21,775,673)	24,702,946

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	89,034

NET ASSETS APPLICABLE TO 2,931,545 SHARES OUTSTANDING–100.00%	$24,791,980

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND STANDARD CLASS ($16,729,359 / 1,978,236 Shares)	$8.457

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND SERVICE CLASS ($8,062,621 / 953,309 Shares)	$8.458

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$33,525,987
Undistributed net investment income	39,968
Accumulated net realized loss on investments	(11,701,248)
Net unrealized appreciation of investments	2,927,273

Total net assets	$24,791,980

†	Non income producing security

See accompanying notes

LVIP Columbia Value Opportunities Fund–6

LVIP Columbia Value Opportunities Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$420,860

EXPENSES:
Management fees	231,490
Professional fees	18,365
Distribution expenses-Service Class	14,305
Accounting and administration expenses	10,562
Reports and statements to shareholders	7,465
Custodian fees	2,889
Trustees’ fees	768
Other	4,359

Total operating expenses	290,203

NET INVESTMENT INCOME	130,657

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(6,862,337)
Net change in unrealized appreciation/depreciation of investments	11,290,860

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,428,523

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,559,180

See accompanying notes

LVIP Columbia Value Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$130,657	$212,104
Net realized loss on investments	(6,862,337)	(4,351,575)
Net change in unrealized appreciation/depreciation of investments	11,290,860	(7,077,590)

Net increase (decrease) in net assets resulting from operations	4,559,180	(11,217,061)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(84,030)	(111,140)
Service Class	(23,060)	(7,743)
Net realized gain on investments:
Standard Class	—	(7,934,220)
Service Class	—	(1,053,194)

	(107,090)	(9,106,297)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,432,162	12,425,777
Service Class	6,739,580	6,393,204
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	84,030	8,045,360
Service Class	23,060	1,060,937

	9,278,832	27,925,278

Cost of shares repurchased:
Standard Class	(8,951,977)	(7,008,261)
Service Class	(4,509,228)	(1,699,663)

	(13,461,205)	(8,707,924)

Increase (decrease) in net assets derived from capital share transactions	(4,182,373)	19,217,354

NET INCREASE (DECREASE) IN NET ASSETS	269,717	(1,106,004)
NET ASSETS:
Beginning of year	24,522,263	25,628,267

End of year (including undistributed net investment income of $39,968 and $162,033, respectively)	$24,791,980	$24,522,263

See accompanying notes

LVIP Columbia Value Opportunities Fund–7

LVIP Columbia Value Opportunities Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value Opportunities Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07[2]	12/31/06	12/31/05

Net asset value, beginning of period	$6.821	$14.660	$14.491	$14.637	$15.344

Income (loss) from investment operations:
Net investment income[3]	0.046	0.090	0.076	0.013	0.040
Net realized and unrealized gain (loss) on investments	1.633	(3.750)	0.184	1.501	0.613

Total from investment operations	1.679	(3.660)	0.260	1.514	0.653

Less dividends and distributions from:
Net investment income	(0.043)	(0.038)	(0.091)	—	—
Net realized gain on investments	—	(4.141)	—	(1.660)	(1.360)

Total dividends and distributions	(0.043)	(4.179)	(0.091)	(1.660)	(1.360)

Net asset value, end of period	$8.457	$6.821	$14.660	$14.491	$14.637

Total return[4]	24.65%	(33.95% )	1.80%	10.28%	5.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,729	$20,205	$24,565	$46,721	$51,276
Ratio of expenses to average net assets	1.25%	1.25%	1.26%	1.34%	1.36%
Ratio of net investment income to average net assets	0.66%	0.85%	0.50%	0.09%	0.25%
Portfolio turnover	76%	59%	152%	54%	43%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Columbia Value Opportunities Fund–8

LVIP Columbia Value Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value
	Opportunities Fund Service Class
			4/30/07[1,2]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$6.823	$14.657	$14.962

Income (loss) from investment operations:
Net investment income[3]	0.028	0.067	0.067
Net realized and unrealized gain (loss) on investments	1.632	(3.747)	(0.302)

Total from investment operations	1.660	(3.680)	(0.235)

Less dividends and distributions from:
Net investment income	(0.025)	(0.013)	(0.070)
Net realized gain on investments	—	(4.141)	—

Total dividends and distributions	(0.025)	(4.154)	(0.070)

Net asset value, end of period	$8.458	$6.823	$14.657

Total return[4]	24.36%	(34.13% )	(1.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,063	$4,317	$1,063
Ratio of expenses to average net assets	1.50%	1.50%	1.45%
Ratio of net investment income to average net assets	0.41%	0.60%	0.65%
Portfolio turnover	76%	59%	152%[5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Columbia Value Opportunities Fund–9

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Columbia Value Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation by investing in small-cap companies.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,827 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million.

LVIP Columbia Value Opportunities Fund–10

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.34% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Columbia Management Advisors, LLC (Columbia) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.75% of the first $60 million of the Fund’s average daily net assets; 0.50% of the next $90 million; and 0.40% of the Fund’s average daily net assets in excess of $150 million.

Columbia is a wholly-owned subsidiary of Bank of America Corporation. Effective September 30, 2009, Bank of America Corporation agreed to sell Columbia to Ameriprise Financial, Inc. This transaction is scheduled to close at the end of the first quarter of 2010.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $551 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $1,516 and $779, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$21,766
Fees payable to DSC	52
Distribution fees payable to LFD	1,683

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $16,370,275 and sales of $20,269,403 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $22,688,985. At December 31, 2009, net unrealized appreciation was $2,013,961, of which $3,313,518 related to unrealized appreciation of investments and $1,299,557 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

Level 1
Common Stock	$24,163,716
Short-Term	539,230

Total	$24,702,946

There were no Level 3 securities at the beginning or end of the year.

LVIP Columbia Value Opportunities Fund–11

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$107,090	$2,447,140
Long-term capital gains	—	6,659,157

Total	$107,090	$9,106,297

In addition, the Fund declared an ordinary income consent dividend of $148,408 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$33,525,987
Undistributed ordinary income	39,968
Post-October losses	(26,298)
Capital loss carryforwards	(10,761,638)
Unrealized appreciation of investments	2,013,961

Net assets	$24,791,980

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, return of capital from investment, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated	Paid-in
Investment Income	Net Realized Loss	Capital

$(145,632)	$(2,776)	$148,408

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $2,872,614 expires in 2016 and $7,889,024 expires in 2017.

LVIP Columbia Value Opportunities Fund–12

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	378,226	1,195,298
Service Class	978,077	661,597
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10,322	805,213
Service Class	2,832	106,072

	1,369,457	2,768,180

Shares repurchased:
Standard Class	(1,372,666)	(713,824)
Service Class	(660,320)	(207,466)

	(2,032,986)	(921,290)

Net increase (decrease)	(663,529)	1,846,890

7.	Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Columbia Value Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Columbia Value Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Value Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Value Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Columbia Value Opportunities Fund–14

LVIP Columbia Value Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0%	100%	100%	100%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that the investment management fee was higher than the average of the Lipper expense group and considered management’s representation that the fee level was reasonable given the small size of the Fund so that no breakpoints in the fee were applicable and the need to pay the sub-adviser a competitive fee. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Columbia Value Opportunities Fund–15

LVIP Columbia Value Opportunities Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedules and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Columbia

In considering the renewal of the sub-advisory agreement between LIAC and Columbia Management Advisors, LLC (Columbia) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Columbia under the sub-advisory agreement. The Board reviewed the services provided by Columbia, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Columbia. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of small-cap core funds and the Russell 2000 Value Index. The Board noted that the Fund’s one-year performance was well below the average of the Lipper performance group and that three year performance was below the average compared to the Lipper performance group although better than the benchmark index. The Board also considered management’s view that Columbia’s long-term track record in the strategy remained strong and that performance would continue to be monitored closely. On this basis, the Board concluded that the services provided by Columbia were acceptable but that improved performance was expected.

The Board considered the Fund’s sub-advisory fee schedule, which contains breakpoints and considered that the first breakpoint, while higher than the initial breakpoints Columbia charged similar clients, had lower breakpoints for lower asset levels than the other clients. The Board also considered that the sub-advisory fee schedule was within the range of the Lipper contractual sub-adviser fees expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding Columbia’s estimated profitability from providing sub-advisory services to the Fund, which was negative for the period, and concluded that Columbia’s estimated profitability was not unreasonable. The Board reviewed materials provided by Columbia as to any additional benefits it receives and noted that Columbia has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Columbia.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Columbia Value Opportunities Fund–16

Approval of Investment Management Agreement with LIAC (continued)

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Columbia Value Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Value Opportunities Fund–18

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Delaware Bond Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Credit Quality Breakdown	3
Statement of Net Assets	4
Statement of Operations	19
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Other Fund Information	30
Officer/Trustee Information	33

LVIP DELAWARE BOND FUND
2009 Annual Report Commentary

Managed by:

The Fund returned 18.90% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index*, returned 5.93%.

The high quality bond market produced solid overall returns in 2009, although there was a sharp rise in Treasury interest rates and historic return dispersion across major fixed income market sectors. Treasury returns were by far the weakest as rates increased by 1.1% in intermediate maturities and 2.0% in longer maturities. Economic conditions continued to deteriorate early in the year but turned more positive as the year progressed. Even housing and employment statistics improved late in the year and leading indicators point to continuing strength. On the price front, headline inflation ended the year with a string of solid positive reports driven mostly by commodity price increases. The Federal Reserve’s market liquidity based actions and policy rates near zero combined to boost liquidity in both the financial markets and the economy during the year. The structured product markets and the high yield corporate bond markets were both large beneficiaries of the Federal Reserve’s liquidity programs as these markets reopened and experienced good liquidity during most of 2009. While these liquidity programs are expected to wind down during early 2010, we believe that short-term rates will stay extremely low for most, if not all, of the coming year.

The range of returns across fixed income market sectors varied mostly based on the relative value or yield advantage available in each sector as 2009 began. As a result, higher quality markets such as Treasuries, agencies, agency mortgage-backed securities, AAA-rated corporates, and developed-market international sovereigns lagged while commercial mortgage-backed securities, asset-backed securities, Treasury Inflation-Protected Securities (TIPS), lower-rated corporate bonds, high yield bonds, and emerging markets recorded historically strong returns.

Under these conditions, the Fund, which had been shifted to having a significant emphasis in high quality and high yield corporate bonds during late 2008 and early 2009 with material positions in emerging markets, asset-backed securities, commercial mortgage-backed securities, and non-agency mortgages, experienced extremely strong performance for 2009. The Fund also benefited from our research driven security selection process as our emphasis in BBB and A-rated issues and in financials was a large positive.

By the end of 2009, spread sector yield advantages had almost returned to historic norms. With this in mind, we are approaching investment decisions in the coming year with a balanced assessment of risk and reward. This mindset should allow us to position the Fund to successfully manage through the many tests likely to be faced in the financial markets of 2010.

Roger A. Early, CPA, CFA, CFP®
Thomas H. Chow, CFA
Paul Grillo, CFA
Delaware Investments

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,703. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have grown to $18,475. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+18.90%

Five Years	+5.52%

Ten Years	+7.02%

Service Class Shares

One Year	+18.48%

Five Years	+5.21%

Inception (5/15/03)	+4.93%

*	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,093.40	0.41%	$2.16
Service Class Shares	1,000.00	1,091.50	0.76%	4.01

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.37	0.76%	3.87

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Sector Allocation and Credit Quality Breakdown
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Collateralized Mortgage Obligations	3.39%

Agency Mortgage-Backed Securities	13.07%

Commercial Mortgage-Backed Securities	10.60%

Convertible Bonds	0.31%

Corporate Bonds	42.50%

Aerospace & Defense	0.04%
Beverages	0.08%
Capital Markets	2.59%
Chemicals	0.92%
Commercial Banks	7.32%
Commercial Services & Supplies	1.37%
Communications Equipment	0.04%
Consumer Finance	1.06%
Containers & Packaging	0.10%
Diversified Financial Services	4.61%
Diversified Telecommunication Services	1.74%
Electric Utilities	2.70%
Energy Equipment & Services	0.96%
Food & Staples Retailing	0.70%
Food Products	0.02%
Health Care Equipment & Supplies	1.07%
Health Care Providers & Services	1.89%
Hotels, Restaurants & Leisure	0.30%
Household Durables	0.05%
Independent Power Producers & Energy Traders	0.16%
Industrial Conglomerates	0.41%
Insurance	0.56%
Machinery	0.24%
Media	3.81%
Metals & Mining	1.81%
Multiline Retail	0.64%
Multi-Utilities	0.24%
Office Electronics	0.29%
Oil, Gas & Consumable Fuels	4.97%
Paper & Forest Products	0.20%
Real Estate Investment Trusts	0.33%
Wireless Telecommunication Services	1.28%

Municipal Bonds	0.91%

Non-Agency Asset-Backed Securities	10.14%

Non-Agency Collateralized Mortgage Obligations	5.67%

Regional Authorities	0.30%

Senior Secured Loans	0.28%

Sovereign Agencies	1.30%

Sovereign Debt	1.10%

Supranational Banks	1.86%

U.S. Treasury Obligations	5.93%

Preferred Stock	0.24%

Certificates of Deposit	1.84%

Discounted Commercial Paper	8.04%

Total Value of Securities	107.48%

Liabilities Net of Receivables and Other Assets	(7.48%)

Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*

AAA	51.42%
AA	5.50%
A	15.24%
BBB	20.69%
BB	4.14%
B	2.36%
CCC	0.65%

Total	100.00%

*	Bond ratings are determined by independent, nationally recognized statistical rating organizations.

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2009

		Principal	Value
		Amount°	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.39%
	Fannie Mae Grantor Trust
	Series 2001-T8 A2 9.50% 7/25/41	518,267	$560,898
	Fannie Mae REMIC
	Series 2002-83 GH
	5.00% 12/25/17	6,355,000	6,730,402
	Series 2003-38 MP
	5.50% 5/25/23	8,850,000	9,401,056
	Series 2003-122 AJ
	4.50% 2/25/28	813,746	839,428
	Series 2005-110 MB
	5.50% 9/25/35	2,082,539	2,166,461
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44	1,155,084	1,250,421
	Freddie Mac REMIC
	Series 2557 WE
	5.00% 1/15/18	4,000,000	4,240,789
	Series 2662 MA
	4.50% 10/15/31	1,390,533	1,439,571
	Series 2694 QG
	4.50% 1/15/29	3,885,000	4,052,495
	Series 2717 MH
	4.50% 12/15/18	1,875,000	1,942,279
	Series 2872 GC
	5.00% 11/15/29	3,005,000	3,140,229
	Series 2890 PC
	5.00% 7/15/30	3,780,000	3,959,742
	Series 3022 MB
	5.00% 12/15/28	5,770,000	6,061,323
	Series 3131 MC
	5.50% 4/15/33	2,580,000	2,734,380
	Series 3173 PE
	6.00% 4/15/35	7,180,000	7,584,553
	Series 3337 PB
	5.50% 7/15/30	3,000,000	3,152,747
	Series 3416 GK
	4.00% 7/15/22	2,625,318	2,711,212
	Series 3455 MB
	4.50% 6/15/23	10,000,000	10,182,829
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A
	6.50% 9/25/43	868,337	940,680
	•Series T-60 1A4C
	5.395% 3/25/44	1,729,701	1,756,187

	Total Agency Collateralized Mortgage Obligations (Cost $71,843,947)		74,847,682

	AGENCY MORTGAGE-BACKED SECURITIES–13.07%
	Fannie Mae
	6.50% 8/1/17	689,077	738,897
•	Fannie Mae ARM
	5.144% 11/1/35	2,289,602	2,406,721
	5.373% 4/1/36	2,401,634	2,517,003
	Fannie Mae Relocation 15 yr
	4.00% 9/1/20	3,125,019	3,078,133
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35	2,549,842	2,441,739
	5.00% 1/1/34	948,251	966,969
	5.00% 10/1/35	1,965,938	2,004,745
	5.00% 2/1/36	3,405,850	3,473,080
	Fannie Mae S.F. 15 yr
	4.50% 6/1/23	6,061,381	6,247,699
	¥4.50% 9/1/24	9,859,605	10,153,432
	5.50% 12/1/22	780,534	827,096
	5.50% 2/1/23	2,901,208	3,074,278
	6.00% 8/1/21	6,104,963	6,531,183
	Fannie Mae S.F. 15 yr TBA
	4.00% 1/1/25	10,000,000	10,057,810
	4.50% 1/1/25	10,000,000	10,284,380
	5.00% 1/1/25	10,000,000	10,449,999
	Fannie Mae S.F. 30 yr
	4.50% 3/1/39	3,298,953	3,296,534
	5.00% 12/1/36	4,595,473	4,724,960
	5.00% 12/1/37	2,115,314	2,173,265
	5.00% 1/1/38	3,263,823	3,353,238
	5.00% 2/1/38	1,570,126	1,613,053
	5.00% 11/1/38	3,251,908	3,340,814
	6.50% 6/1/36	3,482,503	3,737,161
	6.50% 10/1/36	2,576,047	2,764,420
	6.50% 8/1/37	1,171,877	1,256,289
	6.50% 12/1/37	3,556,496	3,812,675
	7.00% 12/1/37	2,314,554	2,539,557
	7.50% 4/1/32	26,045	29,391
	7.50% 11/1/34	37,484	42,754
	Fannie Mae S.F. 30 yr TBA
	4.50% 1/1/40	58,540,000	58,430,237
	6.50% 1/1/40	9,065,000	9,708,053
•	Freddie Mac ARM
	4.352% 4/1/34	173,717	179,692
	Freddie Mac Balloon 7 yr
	3.50% 10/1/10	144,999	146,015
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33	1,810,439	1,844,762
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	700,719	718,541
	4.50% 7/1/24	4,408,743	4,535,995
	5.00% 6/1/18	1,550,723	1,634,660
	5.00% 1/1/24	8,020,465	8,393,201
	5.50% 8/1/23	3,934,554	4,164,147
	Freddie Mac S.F. 30 yr TBA
	4.00% 1/1/40	28,465,000	27,446,493

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)

	Freddie Mac S.F. 30 yr TBA (continued)
	5.00% 1/1/40	40,730,000	$41,760,957
	6.00% 1/1/40	18,000,000	19,085,615
	GNMA I S.F. 30 yr
	7.00% 12/15/34	2,364,562	2,607,770

	Total Agency Mortgage-Backed Securities (Cost $288,351,851)		288,593,413

	COMMERCIAL MORTGAGE-BACKED SECURITIES–10.60%
#	American Tower Trust 144A
	Series 2007-1A AFX
	5.42% 4/15/37	4,115,000	4,228,163
	Series 2007-1A D
	5.957% 4/15/37	780,000	795,600
•#	Asset Securitization
	Series 1996-MD6 B1 144A
	8.825% 11/13/29	100,000	111,262
	Bank of America Commercial Mortgage
	Series 2004-2 A3
	4.05% 11/10/38	5,320,700	5,336,937
	•Series 2004-3 A5
	5.398% 6/10/39	4,065,000	4,094,777
	•Series 2005-1 A5
	5.082% 11/10/42	5,440,000	5,396,431
	•Series 2005-6 A4
	5.179% 9/10/47	3,615,000	3,550,224
	Series 2006-4 A4
	5.634% 7/10/46	7,337,000	6,873,393
	•Series 2007-4 AM
	5.811% 2/10/51	3,100,000	2,237,498
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40	10,000,000	9,799,968
	Series 2005-PWR9 A4A
	4.871% 9/11/42	7,800,000	7,477,738
	•Series 2005-T20 A4A
	5.149% 10/12/42	4,345,000	4,264,183
	•Series 2006-PW12 A4
	5.719% 9/11/38	3,640,000	3,696,186
	Series 2006-PW14 A4
	5.201% 12/11/38	8,755,000	8,412,627
	Series 2007-PW15 A4
	5.331% 2/11/44	5,630,000	4,858,544
	•Series 2007-PW16 A4
	5.719% 6/11/40	7,330,000	6,662,752
	•Series 2007-T28 A4
	5.742% 9/11/42	4,730,000	4,555,446
◆	Commercial Mortgage Pass Through Certificates
	•#Series 2001-J1A A2 144A
	6.457% 2/16/34	1,971,246	2,026,058
	•Series 2005-C6 A5A
	5.116% 6/10/44	15,325,000	14,879,803
	Series 2006-C7 A2
	5.69% 6/10/46	2,145,000	2,192,855
•#	Credit Suisse First Boston Mortgage Securities
	Series 2001-SPGA A2 144A
	6.515% 8/13/18	712,000	749,659
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB
	5.548% 2/15/39	1,170,000	1,173,128
#	Crown Castle Towers 144A
	Series 2005-1A C
	5.074% 6/15/35	1,685,000	1,701,850
	Series 2006-1A B
	5.362% 11/15/36	1,550,000	1,588,750
	First Union National Bank Commercial Mortgage
	Series 2000-C2 H
	6.75% 10/15/32	40,000	28,027
	General Electric Capital Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35	1,605,000	1,691,258
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A5
	5.279% 8/10/38	1,200,000	1,172,829
	•Series 2004-GG2 A6
	5.396% 8/10/38	4,225,000	4,151,808
	Series 2005-GG4 A4
	4.761% 7/10/39	11,070,000	10,024,824
	Series 2005-GG4 A4A
	4.751% 7/10/39	13,081,250	12,664,823
	•Series 2006-GG6 A4
	5.553% 4/10/38	4,985,000	4,546,387
	•@#Series 2006-RR3 A1S 144A
	5.661% 7/18/56	4,090,000	1,186,100
	•Series 2007-GG10 A4
	5.805% 8/10/45	5,175,000	4,443,487
•	Greenwich Capital Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36	6,835,000	6,937,540
	Series 2005-GG5 A5
	5.224% 4/10/37	6,325,000	5,991,103

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37	3,230,000	$3,357,581
	Series 2002-C2 A2
	5.05% 12/12/34	569,000	586,275
	Series 2003-C1 A2
	4.985% 1/12/37	3,640,000	3,705,697
	•Series 2005-LDP3 A4A
	4.936% 8/15/42	2,650,000	2,514,609
	•Series 2005-LDP4 A4
	4.918% 10/15/42	4,300,000	4,134,158
	•Series 2005-LDP5 A4
	5.179% 12/15/44	5,625,000	5,568,590
	•Series 2005-LDP5 AM
	5.221% 12/15/44	2,795,000	2,348,235
	Series 2006-LDP9 A2
	5.134% 5/15/47	3,170,000	3,031,279
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4
	6.462% 3/15/31	3,305,000	3,497,113
	Series 2004-C1 A4
	4.568% 1/15/31	5,000,000	4,890,825
•#	Merrill Lynch Mortgage Trust
	Series 2002-MW1 J 144A
	5.695% 7/12/34	749,500	264,609
	Morgan Stanley Capital I
•	#Series 1999-FNV1 G 144A
	6.12% 3/15/31	1,083,097	1,057,837
	Series 2005-IQ9 A5
	4.70% 7/15/56	5,000,000	4,856,185
	•Series 2006-HQ9 A4
	5.731% 7/12/44	2,500,000	2,448,962
	•Series 2006-T21 A4
	5.162% 10/12/52	5,980,000	5,858,653
	•Series 2007-IQ14 A4
	5.692% 4/15/49	2,560,000	2,157,144
	•Series 2007-T27 A4
	5.649% 6/11/42	19,770,000	19,087,438
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A
	7.366% 2/15/33	595,000	553,302
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48	4,610,000	4,700,776

	Total Commercial Mortgage-Backed Securities (Cost $227,314,821)		234,121,286

	CONVERTIBLE BONDS–0.31%
f	Hologic
	2.00%, exercise price $38.59, expiration date 12/15/37	4,415,000	3,791,381
#	Virgin Media 144A
	6.50%, exercise price $19.22, expiration date 11/15/16	2,465,000	2,933,350

	Total Convertible Bonds (Cost $4,957,733)		6,724,731

	CORPORATE BONDS–42.50%
	Aerospace & Defense–0.04%
#	BAE Systems Holdings 144A
	4.95% 6/1/14	760,000	792,126

			792,126

	Beverages–0.08%
#	Anheuser-Busch InBev Worldwide 144A 7.20% 1/15/14	1,570,000	1,782,207

			1,782,207

	Capital Markets–2.59%
	Credit Suisse New York
	5.30% 8/13/19	1,655,000	1,702,831
	6.00% 2/15/18	3,430,000	3,594,698
	Goldman Sachs Group
	5.125% 1/15/15	9,190,000	9,667,100
	5.25% 10/15/13	2,345,000	2,492,554
	5.95% 1/18/18	1,753,000	1,854,080
	6.25% 9/1/17	3,430,000	3,683,998
	Jefferies Group
	6.25% 1/15/36	1,550,000	1,238,672
	6.45% 6/8/27	6,717,000	5,738,454
	Lazard Group
	6.85% 6/15/17	3,593,000	3,621,158
	7.125% 5/15/15	674,000	700,485
	Morgan Stanley
	5.375% 10/15/15	4,655,000	4,815,751
	5.55% 4/27/17	2,610,000	2,625,456

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Capital Markets (continued)
	Morgan Stanley (continued)

	6.00% 4/28/15		7,225,000	$7,704,986
	6.25% 8/28/17		7,330,000	7,661,067

				57,101,290

	Chemicals–0.92%
	Cytec Industries
	6.00% 10/1/15		3,693,000	3,897,954
	Dow Chemical
	5.70% 5/15/18		2,875,000	2,925,413
	8.55% 5/15/19		5,245,000	6,268,525
	Lubrizol
	8.875% 2/1/19		5,800,000	7,222,856

				20,314,748

	Commercial Banks–7.32%
	AgriBank 9.125% 7/15/19		4,450,000	4,898,249
	Barclays Bank 5.20% 7/10/14		1,220,000	1,294,510
	6.75% 5/22/19		5,670,000	6,335,669
	#144A 6.05% 12/4/17		12,780,000	13,026,538
	BB&T 5.25% 11/1/19		8,354,000	8,066,414
@#	CoBank ACB 144A
	7.875% 4/16/18		3,425,000	3,716,772
	Export-Import Bank of Korea
	5.875% 1/14/15		5,880,000	6,323,652
	KeyBank 6.95% 2/1/28		6,970,000	5,987,906
	KFW 3.50% 3/10/14		370,000	380,606
	10.00% 5/15/12	BRL	6,575,000	3,798,977
	Korea Development Bank 5.30% 1/17/13		2,610,000	2,744,480
#	National Agricultural Cooperative Federation 144A 5.00% 9/30/14		2,100,000	2,181,077
#	National Australia Bank 144A 3.375% 7/8/14		6,100,000	6,157,737
•	National City Bank 0.625% 6/7/17		2,140,000	1,902,359
#	NIBC Bank 144A 2.80% 12/2/14		10,000,000	9,741,860
	PNC Bank 6.875% 4/1/18		3,510,000	3,731,467
	PNC Funding 5.25% 11/15/15		4,590,000	4,726,116
	5.625% 2/1/17		1,848,000	1,833,867
•#	Rabobank Nederland 144A 11.00% 12/29/49		8,340,000	10,196,818
	Regions Financial 7.75% 11/10/14		6,060,000	5,982,438
	Rentenbank 1.875% 9/24/12		10,250,000	10,226,948
#	Russian Agricultural Bank 144A 6.299% 5/15/17		1,341,000	1,357,092
	Silicon Valley Bank 5.70% 6/1/12		2,150,000	2,184,918
	6.05% 6/1/17		5,515,000	4,998,096
	US Bank North America 4.95% 10/30/14		1,205,000	1,279,408
•	USB Capital IX 6.189% 10/29/49		6,010,000	4,890,638
	VTB Capital 6.875% 5/29/18		2,320,000	2,343,200
	#144A 6.875% 5/29/18		1,780,000	1,780,000
	Wachovia 5.25% 8/1/14		1,455,000	1,507,828
	5.625% 10/15/16		8,600,000	8,805,746
•	Wells Fargo Capital XIII 7.70% 12/29/49		11,795,000	11,500,125
	Westpac Banking 4.875% 11/19/19		4,200,000	4,153,456
	Zions Bancorporation 5.50% 11/16/15		3,365,000	2,381,757
	7.75% 9/23/14		1,400,000	1,236,669

				161,673,393

	Commercial Services & Supplies–1.37%
	Allied Waste North America 6.875% 6/1/17		560,000	595,164
	7.125% 5/15/16		7,985,000	8,514,908
	International Lease Finance 5.35% 3/1/12		2,342,000	2,034,069
	5.55% 9/5/12		2,945,000	2,453,718
	5.875% 5/1/13		2,236,000	1,778,584
	6.375% 3/25/13		420,000	345,553
	6.625% 11/15/13		4,470,000	3,601,171
	Yale University 2.90% 10/15/14		11,075,000	11,046,293

				30,369,460

	Communications Equipment–0.04%
	Lucent Technologies 6.45% 3/15/29		1,215,000	876,319

				876,319

	Consumer Finance–1.06%
	Capital One Bank 8.80% 7/15/19		12,960,000	15,340,040
	Ford Motor Credit 7.25% 10/25/11		3,020,000	3,051,148

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Consumer Finance (continued)
	Ford Motor Credit (continued)

	7.50% 8/1/12	4,200,000	$4,237,964
	7.80% 6/1/12	770,000	778,700

			23,407,852

	Containers & Packaging–0.10%
	Graphic Packaging International 9.50% 8/15/13	965,000	1,001,188
#	Owens-Brockway Glass Container 144A 7.375% 5/15/16	1,075,000	1,115,312

			2,116,500

	Diversified Financial Services–4.61%
	Bank of America 5.125% 11/15/14	903,000	937,223
	5.30% 3/15/17	6,440,000	6,321,085
	6.10% 6/15/17	13,190,000	13,426,022
#	CDP Financial 144A 4.40% 11/25/19	6,515,000	6,252,967
	5.60% 11/25/39	4,995,000	4,842,578
	Citigroup 6.01% 1/15/15	4,235,000	4,329,000
	6.375% 8/12/14	8,335,000	8,734,638
	6.50% 8/19/13	5,986,000	6,381,387
	General Electric Capital 6.00% 8/7/19	20,621,000	21,444,004
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,550,000	821,500
	JPMorgan Chase 5.75% 1/2/13	3,125,000	3,335,066
	5.875% 6/13/16	1,115,000	1,171,545
	6.00% 10/1/17	7,970,000	8,546,534
	JPMorgan Chase Capital XVIII 6.95% 8/17/36	1,410,000	1,373,932
	JPMorgan Chase Capital XXII 6.45% 2/2/37	2,765,000	2,545,252
	JPMorgan Chase Capital XXV 6.80% 10/1/37	5,179,000	5,161,604
•#	USB Realty 144A 6.091% 12/29/49	8,400,000	6,195,000

			101,819,337

	Diversified Telecommunication Services–1.74%
	AT&T 6.50% 9/1/37	7,835,000	8,147,467
	Deutsche Telekom International Finance 5.25% 7/22/13	3,178,000	3,376,206
	Frontier Communications 7.125% 3/15/19	2,925,000	2,778,750
#	Qwest 144A 8.375% 5/1/16	1,545,000	1,664,738
	Telecom Italia Capital 5.25% 10/1/15	9,638,000	10,089,443
	7.175% 6/18/19	4,005,000	4,472,816
	Telesat Canada 11.00% 11/1/15	2,060,000	2,245,400
	Verizon Communications 6.40% 2/15/38	5,500,000	5,768,890

			38,543,710

	Electric Utilities–2.70%
#	American Transmission Systems 144A 5.25% 1/15/22	2,745,000	2,716,526
#	Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	4,885,000	5,318,544
#	Enel Finance International 144A 3.875% 10/7/14	665,000	673,825
	5.125% 10/7/19	6,075,000	6,124,171
	Energy Future Holdings 10.875% 11/1/17	1,315,000	1,081,588
	Illinois Power 9.75% 11/15/18	10,585,000	13,182,717
#	Majapahit Holding 144A 8.00% 8/7/19	3,905,000	4,139,300
	Pennsylvania Electric 5.20% 4/1/20	6,750,000	6,661,001
	PPL Electric Utilities 7.125% 11/30/13	2,913,000	3,332,635
	Progress Energy 4.875% 12/1/19	3,750,000	3,651,323
	Public Service of Oklahoma 5.15% 12/1/19	11,140,000	11,081,414
	Texas Competitive Electrical Holdings 10.25% 11/1/15	1,935,000	1,577,025

			59,540,069

	Energy Equipment & Services–0.96%
	Pride International 8.50% 6/15/19	5,555,000	6,443,800
	Weatherford International 4.95% 10/15/13	2,740,000	2,859,870
	5.95% 6/15/12	1,598,000	1,711,196
	9.625% 3/1/19	8,125,000	10,145,736

			21,160,602

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Food & Staples Retailing–0.70%
	CVS Caremark 6.60% 3/15/19	4,535,000	$4,971,249
◆#	CVS Pass Through Trust 144A 8.353% 7/10/31	6,177,706	6,814,751
	Delhaize Group 5.875% 2/1/14	1,995,000	2,144,599
	Supervalu 8.00% 5/1/16	1,478,000	1,507,560

			15,438,159

	Food Products–0.02%
#	JBS USA Finance 144A 11.625% 5/1/14	329,000	374,238

			374,238

	Health Care Equipment & Supplies–1.07%
	Beckman Coulter 6.00% 6/1/15	2,850,000	3,110,809
	7.00% 6/1/19	3,295,000	3,740,665
#	CareFusion 144A 6.375% 8/1/19	8,975,000	9,625,239
	Hospira 6.40% 5/15/15	5,050,000	5,595,839
	Inverness Medical Innovations 9.00% 5/15/16	1,545,000	1,587,488

			23,660,040

	Health Care Providers & Services–1.89%
	HCA PIK 9.625% 11/15/16	1,604,000	1,740,340
	Medco Health Solutions 7.125% 3/15/18	6,260,000	7,048,209
	Quest Diagnostics 5.45% 11/1/15	9,933,000	10,751,996
	6.40% 7/1/17	1,665,000	1,829,817
	Select Medical 7.625% 2/1/15	920,000	897,000
	UnitedHealth Group 5.50% 11/15/12	4,063,000	4,340,832
	5.80% 3/15/36	1,461,000	1,313,569
	6.00% 2/15/18	4,280,000	4,428,088
	WellPoint 5.00% 12/15/14	774,000	806,085
	6.00% 2/15/14	2,373,000	2,575,849
	7.00% 2/15/19	5,450,000	6,105,869

			41,837,654

	Hotels, Restaurants & Leisure–0.30%
	Darden Restaurants 6.80% 10/15/37	4,060,000	4,223,159
	MGM MIRAGE 13.00% 11/15/13	1,350,000	1,555,875
	#144A 10.375% 5/15/14	725,000	790,250

			6,569,284

	Household Durables–0.05%
	Jarden 7.50% 5/1/17	1,225,000	1,228,063

			1,228,063

	Independent Power Producers & Energy Traders–0.16%
	AES 8.00% 6/1/20	675,000	690,188
	Dynegy Holdings 7.75% 6/1/19	840,000	732,900
	NRG Energy 7.375% 2/1/16	610,000	612,288
	7.375% 1/15/17	1,405,000	1,412,024

			3,447,400

	Industrial Conglomerates–0.41%
	Tyco International Finance 8.50% 1/15/19	7,463,000	9,028,208

			9,028,208

	Insurance–0.56%
	MetLife 6.817% 8/15/18	3,489,000	3,892,318
•#	MetLife Capital Trust X 144A 9.25% 4/8/38	7,415,000	8,453,100
=@‡◆#	Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	2,600,000	0

			12,345,418

	Machinery–0.24%
#	Volvo Treasury 144A 5.95% 4/1/15	5,190,000	5,361,623

			5,361,623

	Media–3.81%
#	Cablevision Systems 144A 8.625% 9/15/17	725,000	758,531
#	Charter Communications Operating 144A 10.875% 9/15/14	1,430,000	1,608,750
	Comcast 4.95% 6/15/16	3,740,000	3,846,167
	6.50% 1/15/15	9,800,000	10,991,357
#	Cox Communications 144A 5.875% 12/1/16	2,335,000	2,475,037
	6.95% 6/1/38	3,475,000	3,692,608
	8.375% 3/1/39	2,760,000	3,447,430

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Media (continued)

#	CSC Holdings 144A 8.50% 6/15/15		1,833,000	$1,961,310
	DirecTV Holdings/Financing 7.625% 5/15/16		10,730,000	11,737,493
	#144A 4.75% 10/1/14		1,570,000	1,604,283
#	NET Servicos de Comunicacao 144A 7.50% 1/27/20		722,000	740,050
	Nielsen Finance 11.50% 5/1/16		425,000	477,063
	11.625% 2/1/14		1,925,000	2,172,844
	Shaw Communications 6.75% 11/9/39	CAD	2,252,000	2,120,865
	Time Warner Cable 8.25% 4/1/19		11,005,000	13,129,965
	Videotron 6.875% 1/15/14		900,000	909,000
#	Vivendi 144A 5.75% 4/4/13		7,445,000	7,833,063
	6.625% 4/4/18		3,713,000	4,030,551
	WPP Finance UK 8.00% 9/15/14		9,340,000	10,632,563

				84,168,930

	Metals & Mining–1.81%
	ArcelorMittal 6.125% 6/1/18		4,183,000	4,323,235
	9.00% 2/15/15		640,000	756,693
	9.85% 6/1/19		3,775,000	4,890,603
#	Evraz Group 144A 9.50% 4/24/18		5,000,000	5,000,000
	Freeport McMoRan Copper & Gold 8.375% 4/1/17		2,375,000	2,604,190
	Reliance Steel & Aluminum 6.85% 11/15/36		3,022,000	2,548,836
#	Severstal 144A 9.75% 7/29/13		7,081,000	7,169,514
	Southern Copper 7.50% 7/27/35		4,474,000	4,444,194
	Steel Dynamics 6.75% 4/1/15		2,235,000	2,226,619
	Vale Overseas 6.875% 11/21/36		3,931,000	3,937,529
	6.875% 11/10/39		1,985,000	2,008,272

				39,909,685

	Multiline Retail–0.64%
	Kohl’s 6.25% 12/15/17		3,000,000	3,324,804
	Macy’s Retail Holdings 6.65% 7/15/24		3,328,000	3,045,120
	Nordstrom 6.75% 6/1/14		4,560,000	5,097,500
	7.00% 1/15/38		2,400,000	2,665,714

				14,133,138

	Multi-Utilities–0.24%
	Ameren 8.875% 5/15/14		1,580,000	1,776,313
	Sempra Energy 6.00% 10/15/39		3,460,000	3,428,324

				5,204,637

	Office Electronics–0.29%
	Xerox 4.25% 2/15/15		3,195,000	3,176,335
	8.25% 5/15/14		2,850,000	3,272,338

				6,448,673

	Oil, Gas & Consumable Fuels–4.97%
#	Adaro Indonesia PT 144A 7.625% 10/22/19		634,000	630,038
	Chesapeake Energy 7.25% 12/15/18		1,825,000	1,847,813
	9.50% 2/15/15		2,835,000	3,125,588
	El Paso 7.00% 6/15/17		135,000	134,567
	7.25% 6/1/18		1,650,000	1,638,447
	8.25% 2/15/16		1,660,000	1,780,350
	Enbridge Energy Partners 9.875% 3/1/19		5,375,000	6,816,946
	Energy Transfer Partners 9.70% 3/15/19		3,655,000	4,521,538
	Enterprise Products Operating 5.00% 3/1/15		1,850,000	1,903,521
	•8.375% 8/1/66		3,635,000	3,548,512
	9.75% 1/31/14		4,620,000	5,518,608
#	Gaz Capital 144A 7.288% 8/16/37		1,100,000	1,020,250
	9.25% 4/23/19		1,333,000	1,492,960
	Kinder Morgan Energy Partners 6.85% 2/15/20		220,000	244,493
	9.00% 2/1/19		8,250,000	10,168,133
	Massey Energy 6.875% 12/15/13		2,510,000	2,519,413
#	Midcontinent Express Pipeline 144A 6.70% 9/15/19		9,170,000	9,421,918
	Nexen 7.50% 7/30/39		6,133,000	7,053,790
	Noble Energy 8.25% 3/1/19		4,210,000	5,045,167

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Petrobras International Finance 5.75% 1/20/20	3,740,000	$3,823,353
#	PetroHawk Energy 144A 10.50% 8/1/14	2,740,000	3,007,150
#	Petronas Capital 144A 5.25% 8/12/19	1,256,000	1,261,290
	Plains All American Pipeline 5.75% 1/15/20	9,085,000	9,108,939
	6.125% 1/15/17	4,400,000	4,628,184
	6.65% 1/15/37	600,000	614,078
#	Power Sector Assets & Liabilities Management 144A 7.39% 12/2/24	868,000	898,380
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	2,720,000	2,852,372
•	TransCanada Pipelines 6.35% 5/15/67	4,940,000	4,641,673
#	Woodside Finance 144A 4.50% 11/10/14	8,815,000	8,903,203
	5.00% 11/15/13	1,570,000	1,607,597

			109,778,271

	Paper & Forest Products–0.20%
	International Paper 7.30% 11/15/39	1,810,000	1,926,193
#	Votorantim Overseas Trading Operations 144A 6.625% 9/25/19	2,458,000	2,476,435

			4,402,628

	Real Estate Investment Trusts–0.33%
	ProLogis 7.375% 10/30/19	5,305,000	5,241,881
	Regency Centers 5.875% 6/15/17	2,186,000	2,025,889

			7,267,770

	Wireless Telecommunication Services–1.28%
	America Movil 5.625% 11/15/17	1,410,000	1,466,878
	American Tower 7.00% 10/15/17	4,190,000	4,661,375
	Sprint Nextel 6.00% 12/1/16	5,510,000	5,055,425
#	Vimpel Communications 144A 9.125% 4/30/18	4,000,000	4,290,000
	Vodafone Group 5.00% 12/16/13	168,000	178,045
	5.00% 9/15/15	1,350,000	1,416,774
	5.375% 1/30/15	10,513,000	11,310,442

			28,378,939

	Total Corporate Bonds (Cost $886,739,366)		938,480,371

	MUNICIPAL BONDS–0.91%
	California State Build America Bonds
	7.30% 10/1/39	5,660,000	5,374,000
	Taxable Various Purposes 7.55% 4/1/39	9,685,000	9,548,539
	New York Sales Tax Asset Receivables Series B 4.66% 10/15/14 (NATL-RE) (FGIC)	400,000	427,116
	Mississippi Home Corporation Single Family Mortgage Taxable Revenue Series G Class 3 6.93% 11/1/23 (GNMA) (FNMA)	22,808	23,421
	New Jersey Economic Development Authority Revenue Series A (Cigarette Tax) 5.75% 6/15/29	1,080,000	1,043,204
	North Texas Tollway Authority (First Tier System) Refunding Series A 6.00% 1/1/20	730,000	809,088
	Oregon State Taxable Pension 5.892% 6/1/27	2,915,000	2,940,156

	Total Municipal Bonds (Cost $20,858,835)		20,165,524

	NON-AGENCY ASSET-BACKED SECURITIES–10.14%
•#	AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.186% 10/6/21	3,475,000	3,488,205
#	Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	6,715,000	6,665,730
•	Bank of America Credit Card Trust Series 2006-A15 A15 0.233% 4/15/14	6,250,000	6,144,902
	Series 2008-A1 A1 0.813% 4/15/13	4,000,000	3,990,913
	Series 2008-A5 A5 1.433% 12/16/13	12,635,000	12,693,203

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)

#	Cabela’s Master Credit Card Trust Series 2008-1A A1 144A 4.31% 12/16/13	3,495,000	$3,573,477
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	3,117,841	3,162,275
	•#Series 2007-SN2 A4 144A 1.263% 5/16/11	3,355,000	3,363,388
	Capital One Multi-Asset Execution Trust
	•Series 2006-A7 A7 0.263% 3/17/14	1,980,000	1,963,161
	•Series 2006-A11 A11 0.323% 6/17/19	3,460,000	3,223,574
	Series 2007-A7 A7 5.75% 7/15/20	3,000,000	3,242,041
	Series 2008-A3 A3 5.05% 2/15/16	1,750,000	1,878,104
	Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	5,857,400	5,962,244
	Series 2008-A A3 4.94% 4/25/14	4,230,000	4,329,130
@#	Cendant Timeshare Receivables Funding Series 2004-1A A1 144A 3.67% 5/20/16	85,539	76,937
	Chase Issuance Trust Series 2005-A7 A7 4.55% 3/15/13	3,050,000	3,161,119
	Series 2008-A9 A9 4.26% 5/15/13	2,070,000	2,152,044
	Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	8,330,000	9,047,037
	•Series 2007-A6 A6 0.274% 7/12/12	56,000,000	55,899,302
	•Series 2009-A1 A1 1.983% 3/17/14	4,760,000	4,859,920
	Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	4,700,000	2,925,617
	CNH Equipment Trust
	•Series 2007-A A4 0.273% 9/17/12	1,307,238	1,300,572
	Series 2008-A A3 4.12% 5/15/12	668,252	677,154
	Series 2008-A A4A 4.93% 8/15/14	2,020,000	2,092,353
	Series 2008-B A3A 4.78% 7/16/12	1,700,967	1,729,069
	Series 2009-C A3 1.85% 12/16/13	1,490,000	1,484,187
@#	Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A 5.50% 4/25/35	855	0
	DaimlerChrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	2,765,000	2,839,363
	Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	20,805,000	22,359,091
	Series 2008-A4 A4 5.65% 12/15/15	5,600,000	6,088,034
#	Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	5,496,000	5,300,810
•	Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.783% 9/15/14	2,200,000	2,203,799
	General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	3,325,000	3,327,658
•#	Golden Credit Card Trust Series 2008-3 A 144A 1.233% 7/15/17	4,700,000	4,646,574
	Harley-Davidsion Motorcycle Trust Series 2009-4 A3 1.87% 2/15/14	1,145,000	1,140,694
	#Series 2006-1 A2 144A 5.04% 10/15/12	639,374	656,207
	Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	628,144	639,253
	Series 2008-A A3 4.93% 12/17/12	2,000,000	2,083,734
	John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	2,066,304	2,092,956
•	MBNA Credit Card Master Note Trust Series 2005-A4 A4 0.273% 11/15/12	1,925,000	1,918,705

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)

•	Merrill Auto Trust Securitization Series 2007-1 A4 0.293% 12/15/13	2,005,000	$1,983,059
	Mid-State Trust Series 11 A1 4.864% 7/15/38	683,037	610,556
	Series 2004-1 A 6.005% 8/15/37	401,338	377,373
	Series 2005-1 A 5.745% 1/15/40	406,674	382,119
	#Series 2006-1 A 144A 5.787% 10/15/40	1,452,944	1,450,301
	=#Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33	65,901	0
	Structured Asset Securities
	πSeries 2001-SB1 A2 3.375% 8/25/31	1,178,949	938,587
	Series 2005-2XS 1A2A 4.51% 2/25/35	2,879,311	2,683,924
	Volkswagon Auto Lease Trust Series 2009-A A2 2.87% 7/15/11	8,195,399	8,267,679
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	2,819,000	2,879,694

	Total Non-Agency Asset-Backed Securities (Cost $223,045,444)		223,955,828

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.67%
	ARM Trust Series 2005-10 3A11 5.401% 1/25/36	3,228,384	2,681,721
	Bank of America Alternative Loan Trust Series 2003-10 2A1 6.00% 12/25/33	1,495,491	1,490,350
	Series 2004-2 1A1 6.00% 3/25/34	1,654,390	1,603,208
	Series 2004-10 1CB1 6.00% 11/25/34	865,267	700,055
	Series 2004-11 1CB1 6.00% 12/25/34	2,995,117	2,393,286
	Series 2005-9 5A1 5.50% 10/25/20	2,052,403	1,883,079
	Bank of America Funding Series 2005-8 1A1 5.50% 1/25/36	1,496,913	1,372,248
•	Bank of America Mortgage Securities Series 2003-D 1A2 3.718% 5/25/33	6,590	4,226
	Series 2004-L 4A1 5.15% 1/25/35	1,901,593	1,711,202
•@	Bear Stearns Alternative A Trust Series 2006-R1 2E13 4.861% 8/25/36	875,000	236,095
	Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	1,583,962	1,591,882
	Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	2,327,622	2,228,698
	Countrywide Alternative Loan Trust Series 2004-J8 1A1 7.00% 9/25/34	1,276,629	1,181,880
	Series 2005-57CB 4A3 5.50% 12/25/35	2,636,269	2,147,213
	Series 2005-85CB 2A2 5.50% 2/25/36	2,697,642	2,208,456
	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-23 A1 5.50% 11/25/35	5,490,201	5,032,969
	Series 2006-1 A2 6.00% 3/25/36	2,462,408	1,893,746
	•Series 2006-HYB1 3A1 5.19% 3/20/36	2,143,591	1,274,135
	•Series 2007-HYB2 3A1 5.328% 2/25/47	7,470,731	3,621,748
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	178,953	160,303
	First Horizon Asset Securities Series 2003-5 1A17 8.00% 7/25/33	330,837	329,120
	•Series 2004-AR5 4A1 5.663% 10/25/34	1,131,711	919,436
	Series 2006-3 1A11 6.25% 11/25/36	4,957,476	4,798,138
	•Series 2007-AR2 1A1 5.83% 8/25/37	707,743	482,863
	•Series 2007-AR3 2A2 6.281% 11/25/37	5,490,427	3,717,360
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.167% 5/25/35	3,054,250	2,484,383

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27	407,585	$388,610
	•Series 1999-3 A 8.00% 8/19/29	705,239	709,269
	Series 2005-RP1 1A3 8.00% 1/25/35	1,847,870	1,703,505
	Series 2005-RP1 1A4 8.50% 1/25/35	1,544,647	1,425,420
	Series 2006-RP1 1A3 8.00% 1/25/36	958,248	870,394
	Series 2006-RP1 1A4 8.50% 1/25/36	673,216	539,952
•	GSR Mortgage Loan Trust Series 2005-AR6 3A1 4.555% 9/25/35	11,045,139	9,450,387
•	JPMorgan Mortgage Trust Series 2005-A1 4A1 4.771% 2/25/35	2,762,974	2,539,224
	Series 2005-A4 1A1 5.38% 7/25/35	1,657,100	1,443,790
	Series 2006-A2 3A3 5.673% 4/25/36	3,729,000	2,379,445
	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	1,260,065	1,099,724
	Series 2006-1 1A3 5.50% 2/25/36	921,860	817,937
	MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	226,672	219,659
	Series 2003-6 3A1 8.00% 9/25/33	196,615	192,875
	Series 2003-9 1A1 5.50% 12/25/18	1,307,923	1,291,574
•	MASTR ARM Trust Series 2003-6 1A2 3.825% 12/25/33	211,324	187,595
	Series 2005-6 7A1 5.331% 6/25/35	1,130,001	867,600
	Series 2006-2 4A1 4.992% 2/25/36	1,531,764	1,324,328
#	MASTR Reperforming Loan Trust 144A Series 2005-1 1A5 8.00% 8/25/34	1,557,694	1,477,862
	Series 2005-2 1A4 8.00% 5/25/35	1,948,628	1,835,364
•#	MASTR Specialized Loan Trust Series 2005-2 A2 5.006% 7/25/35	1,210,695	1,060,309
•	Merrill Lynch Mortgage Investors Trust Series 2005-A2 A3 4.258% 2/25/35	480,880	209,172
	Residential Asset Mortgage Products Series 2004-SL4 A3 6.50% 7/25/32	737,274	723,219
•	Residential Funding Mortgage Securities I Series 2006-SA2 3A2 5.859% 8/25/36	470,637	52,706
•	Structured ARM Loan Trust Series 2006-5 5A4 5.489% 6/25/36	686,389	114,471
•	Structured Asset Securities Series 2002-22H 1A 6.943% 11/25/32	236,918	228,851
◆	Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	2,330,606	2,342,259
	Series 2004-CB3 4A 6.00% 10/25/19	1,544,703	1,538,090
	•Series 2006-AR10 1A1 5.92% 9/25/36	3,535,852	2,681,958
	•Series 2007-HY1 1A1 5.673% 2/25/37	5,872,908	3,737,057
	•Series 2007-HY3 4A1 5.314% 3/25/37	11,824,365	9,412,027
	Wells Fargo Mortgage-Backed Securities Trust
	•Series 2004-T A1 3.242% 9/25/34	531,713	508,938
	Series 2005-7 A2 5.25% 9/25/35	2,069,389	1,441,782
	Series 2005-18 1A1 5.50% 1/25/36	2,496,633	2,288,710
	•Series 2005-AR16 6A4 5.00% 10/25/35	3,771,667	1,430,710
	Series 2006-4 2A3 5.75% 4/25/36	1,421,223	510,308
	Series 2006-7 2A1 6.00% 6/25/36	5,600,349	4,643,040
	•Series 2006-AR6 7A1 5.112% 3/25/36	6,163,646	5,494,856
	•Series 2006-AR10 5A1 5.589% 7/25/36	2,642,918	2,057,489

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Wells Fargo Mortgage-Backed Securities Trust (continued)

	•Series 2006-AR19 A1 5.622% 12/25/36		2,556,927	$2,056,267
	Series 2007-8 2A6 6.00% 7/25/37		1,132,066	807,884
	Series 2007-13 A7 6.00% 9/25/37		3,299,429	2,834,416

	Total Non-Agency Collateralized Mortgage Obligations (Cost $154,715,857)			125,086,833

	REGIONAL AUTHORITIES–0.30% Δ
	Canada–0.30%
	Province of Ontario Canada 4.00% 10/7/19		3,465,000	3,324,487
	4.40% 6/2/19	CAD	3,083,000	2,970,878
	Quebec Province 4.50% 12/1/19	CAD	401,000	385,416

	Total Regional Authorities (Cost $6,782,861)			6,680,781

	«SENIOR SECURED LOANS–0.28%
	Ford Motor Term Tranche Loan B 3.287% 12/15/13		2,685,148	2,488,555
	Texas Competitive Electric Holdings Term Loan B2 3.735% 10/10/14		4,547,943	3,705,164

	Total Senior Secured Loans (Cost $5,295,184)			6,193,719

	SOVEREIGN AGENCIES–1.30% Δ
	France–0.74%
#	Societe Financement de l’Economie Francaise 144A 2.875% 9/22/14		10,250,000	10,181,356
	3.375% 5/5/14		6,100,000	6,224,940

				16,406,296

	Norway–0.47%
	Eksportfinans 3.00% 11/17/14		10,485,000	10,336,113

				10,336,113

	Republic of Korea–0.09%
#	Korea Expressway 144A 4.50% 3/23/15		1,955,000	1,996,516

				1,996,516

	Total Sovereign Agencies (Cost $28,859,473)			28,738,925

	SOVEREIGN DEBT–1.10% Δ
	Brazil–0.44%
	Republic of Brazil
	12.50% 1/5/16	BRL	6,923,000	4,508,092
	12.50% 1/5/22	BRL	7,930,000	5,163,826

				9,671,918

	Indonesia–0.37%
	Indonesia Government 10.75% 5/15/16	IDR	41,055,000,000	4,691,827
	12.80% 6/15/21	IDR	27,500,000,000	3,442,816

				8,134,643

	Mexico–0.29%
	Mexican Bonos 10.00% 11/20/36	MXN	74,684,000	6,513,256

				6,513,256

	Total Sovereign Debt (Cost $21,584,679)			24,319,817

	SUPRANATIONAL BANKS–1.86%
	European Investment Bank 0.251% 3/30/16	TRY	1,620,000	574,124
	2.375% 3/14/14		11,000,000	10,829,917
	6.125% 1/23/17	AUD	2,138,000	1,897,926
	9.00% 12/21/18	ZAR	23,400,000	3,028,273
	11.25% 2/14/13	BRL	15,435,000	9,161,243
	Inter-American Development Bank
	5.375% 5/27/14	AUD	5,703,000	5,020,711
	International Bank for Reconstruction & Development 5.375% 12/15/14	NZD	298,000	213,226
	5.75% 8/20/12	MXN	24,760,000	1,868,696
	5.75% 10/21/19	AUD	2,300,000	1,961,928
	7.50% 7/30/14	NZD	7,920,000	6,211,534
	International Finance 3.00% 4/22/14		320,000	321,043

	Total Supranational Banks (Cost $40,321,782)			41,088,621

	U.S. TREASURY OBLIGATIONS–5.93%
	U.S. Treasury Bonds 4.50% 8/15/39		7,660,000	7,488,853
	U.S. Treasury Inflation Index Notes 1.625% 1/15/15		20,106,806	20,936,212
	2.00% 1/15/14		10,026,472	10,615,527
	2.375% 1/15/17		9,631,561	10,414,876

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	U.S. TREASURY OBLIGATIONS (continued)

	U.S. Treasury Notes 2.125% 11/30/14	20,255,000	$19,781,904
	3.375% 11/15/19	64,100,000	61,676,571

	Total U.S. Treasury Obligations (Cost $133,741,767)		130,913,943

		Number of
		Shares
•	PREFERRED STOCK–0.24%
	PNC Financial Services Group 8.25%	5,200,000	5,306,491

	Total Preferred Stock (Cost $4,784,138)		5,306,491

		Principal
		Amount°

	CERTIFICATES OF DEPOSIT–1.84%
	Bank of Nova Scotia Housing 0.18% 2/17/10	20,000,000	19,999,732
	Societe Generale New York 0.18% 1/15/10	20,500,000	20,499,658

	Total Certificates of Deposit (Cost $40,500,000)		40,499,390

≠	DISCOUNTED COMMERCIAL PAPER–8.04%
	BNP Paribas Finance 0.01% 1/4/10	37,050,000	37,049,968
	CME Group 0.19% 2/3/10	11,600,000	11,598,215
	Cornell University 0.25% 3/16/10	4,750,000	4,747,578
	General Electric Capital Services 0.15% 1/19/10	25,000,000	24,998,193
	Lloyds TSB Bank 0.15% 1/13/10	25,000,000	24,998,482
	0.19% 4/1/10	5,000,000	4,996,954
	National Australia Funding 0.18% 3/1/10	15,000,000	14,995,575
	Pfizer 0.29% 2/17/10	5,850,000	5,848,955
	Societe Generale North America 0.02% 1/4/10	19,030,000	19,029,968
	Total Capital Canada 0.19% 3/4/10	20,000,000	19,993,280
	University of California 0.24% 2/18/10	4,000,000	3,998,760
	Yale University 0.351% 1/12/10	5,350,000	5,349,758

	Total Discounted Commercial Paper (Cost $177,604,940)		177,605,686

TOTAL VALUE OF SECURITIES–107.48% (Cost $2,337,302,678)	2,373,323,041

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(7.48%)*	(165,176,553)

NET ASSETS APPLICABLE TO 165,738,871 SHARES OUTSTANDING–100.00%	$2,208,146,488

NET ASSET VALUE–LVIP DELAWARE BOND FUND STANDARD CLASS ($1,139,217,806 / 85,515,296 Shares)	$13.322

NET ASSET VALUE–LVIP DELAWARE BOND FUND SERVICE CLASS ($1,068,928,682 / 80,223,575 Shares)	$13.324

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$2,099,522,968
Undistributed net investment income	21,807,631
Accumulated net realized gain on investments	45,126,082
Net unrealized appreciation of investments and foreign currencies	41,689,807

Total net assets	$2,208,146,488

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR–Indonesia Rupiah
INR–Indian Rupee
KRW–South Korean Won
MYR–Malaysian Ringgit

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

MXN–Mexican Peso
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PLN–Polish Zloty
SGD–Singapore Dollar
TRY–Turkish Lira
TWD–Taiwan Dollar
USD–United States Dollar
ZAR–South African Rand

Δ	Securities have been classified by country of origin.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

Zero coupon security. The rate shown is the yield at the time of purchase.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2009.

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $5,215,904, which represented 0.24% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $275,030,275, which represented 12.46% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2009.

‡	Non income producing security. Security is currently in default.

≠	The rate shown is the effective yield at the time of purchase.

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2009, the aggregate amount of the restricted securities was $938,587, or 0.04% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¥	Fully or partially pledged as collateral for financial futures contracts.

*	Of this amount, $192,543,697 represents payable for securities purchased and $21,582,611 represents investment interest receivable as of December 31, 2009.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
FGIC–Insured by the Financial Guaranty Insurance Company
FNMA–Insured by Federal National Mortgage Association Collateral
GNMA–Government National Mortgage Association
GSMPS–Goldman Sachs Reperforming Mortgage Securities
MASTR–Mortgage Asset Securitization Transaction, Inc.
NATL-RE–Insured by the National Public Finance Guarantee Corporation
NIM–Net Interest Margin
PIK–Pay-in-Kind
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
yr–Year

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

1The following foreign currency exchange contracts and financial futures contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

AUD	(2,959,522)	USD	2,708,436	1/8/10	$52,286
BRL	(20,239,200)	USD	11,244,000	1/8/10	(347,042)
CAD	3,297,088	USD	(3,078,657)	1/8/10	59,487
CAD	2,496,186	USD	(2,330,815)	1/8/10	45,037
EUR	80,829	USD	(120,002)	1/8/10	(4,285)
GBP	1,568,477	USD	(2,587,297)	1/8/10	(52,524)
GBP	(1,584,161)	USD	2,609,953	1/8/10	49,833
IDR	1,632,738,000	USD	(171,093)	1/8/10	1,861
INR	146,091,000	USD	(3,135,000)	10/20/10	(59,752)
KRW	14,922,183,763	USD	(12,855,086)	1/8/10	(61,664)
MYR	14,201,155	USD	(4,195,319)	1/8/10	(49,239)
NOK	635,242	USD	(111,673)	1/8/10	(2,109)
NOK	49,199,558	USD	(8,659,912)	1/8/10	(174,123)
NZD	(9,119,486)	USD	6,504,336	1/8/10	(108,142)
PLN	(11,218,681)	USD	3,886,065	1/8/10	(23,241)
PLN	11,030,894	USD	(3,938,691)	1/8/10	(94,821)
SGD	8,758,957	USD	(6,304,583)	1/8/10	(71,483)
TRY	(870,894)	USD	576,293	1/8/10	(5,027)
TWD	133,026,500	USD	(4,123,574)	1/8/10	35,029
ZAR	(24,277,380)	USD	3,171,219	1/6/10	(101,265)

					$(911,184)

Financial Futures Contract

Contract		Notional	Notional	Expiration	Unrealized
to Deliver		Proceeds	Value	Date	Appreciation
(3,297)	U.S. Treasury 5 yr notes	$(383,644,354)	$(377,120,133)	3/31/10	$6,524,221

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$102,123,411
Dividends	609,550

102,732,961

EXPENSES:
Management fees	6,117,777
Distribution expenses-Service Class	2,895,918
Accounting and administration expenses	856,676
Reports and statements to shareholders	336,371
Professional fees	69,839
Trustees’ fees	59,356
Custodian fees	52,932
Other	82,590

Total operating expenses	10,471,459

NET INVESTMENT INCOME	92,261,502

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	60,198,688
Foreign currencies	3,577,610
Futures contracts	(7,285,570)
Written options	825

Net realized gain	56,491,553
Net change in unrealized appreciation/depreciation of investments and foreign currencies	169,008,985

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	225,500,538

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$317,762,040

See accompanying notes

LVIP Delaware Bond Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$92,261,502	$75,554,527
Net realized gain (loss) on investments and foreign currencies	56,491,553	(473,633)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	169,008,985	(128,266,796)

Net increase (decrease) in net assets resulting from operations	317,762,040	(53,185,902)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(46,361,545)	(45,382,409)
Service Class	(38,547,415)	(29,815,570)
Net realized gain on investments:
Standard Class	—	(358,605)
Service Class	—	(238,286)

	(84,908,960)	(75,794,870)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	281,706,436	151,348,127
Service Class	413,878,103	254,929,584
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	46,361,545	45,741,014
Service Class	38,547,415	30,053,855

	780,493,499	482,072,580

Cost of shares repurchased:
Standard Class	(220,793,413)	(214,211,017)
Service Class	(135,858,291)	(168,946,096)

	(356,651,704)	(383,157,113)

Increase in net assets derived from capital share transactions	423,841,795	98,915,467

NET INCREASE (DECREASE) IN NET ASSETS	656,694,875	(30,065,305)
NET ASSETS:
Beginning of year	1,551,451,613	1,581,516,918

End of year (including undistributed net investment income of $21,807,631 and $9,912,836, respectively)	$2,208,146,488	$1,551,451,613

See accompanying notes

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$11.676	$12.678	$12.640	$12.620	$12.966

Income (loss) from investment operations:
Net investment income[1]	0.655	0.603	0.648	0.619	0.520
Net realized and unrealized gain (loss) on investments and foreign currencies	1.553	(0.990)	0.032	(0.028)	(0.188)

Total from investment operations	2.208	(0.387)	0.680	0.591	0.332

Less dividends and distributions from:
Net investment income	(0.562)	(0.610)	(0.642)	(0.571)	(0.546)
Net realized gain on investments	—	(0.005)	—	—	(0.132)

Total dividends and distributions	(0.562)	(0.615)	(0.642)	(0.571)	(0.678)

Net asset value, end of period	$13.322	$11.676	$12.678	$12.640	$12.620

Total return[2]	18.90%	(2.92% )	5.45%	4.71%	2.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,139,218	$898,902	$992,363	$943,819	$921,661
Ratio of expenses to average net assets	0.41%	0.40%	0.40%	0.40%	0.41%
Ratio of net investment income to average net assets	5.13%	4.83%	5.06%	4.89%	4.02%
Portfolio turnover	270%	261%	462%	397%	270%
1 The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$11.682	$12.676	$12.640	$12.621	$12.966

Income (loss) from investment operations:
Net investment income[1]	0.610	0.559	0.616	0.587	0.488
Net realized and unrealized gain (loss) on investments and foreign currencies	1.549	(0.986)	0.030	(0.029)	(0.188)

Total from investment operations	2.159	(0.427)	0.646	0.558	0.300

Less dividends and distributions from:
Net investment income	(0.517)	(0.562)	(0.610)	(0.539)	(0.513)
Net realized gain on investments	—	(0.005)	—	—	(0.132)

Total dividends and distributions	(0.517)	(0.567)	(0.610)	(0.539)	(0.645)

Net asset value, end of period	$13.324	$11.682	$12.676	$12.640	$12.621

Total return[2]	18.48%	(3.26% )	5.17%	4.45%	2.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,068,928	$652,550	$589,154	$461,394	$345,440
Ratio of expenses to average net assets	0.76%	0.75%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets	4.78%	4.48%	4.81%	4.64%	3.77%
Portfolio turnover	270%	261%	462%	397%	270%
1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at the published net asset value. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Foreign currency exchange contracts are valued at the mean between the bid and ask price. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and, until January 4, 2010, an affiliate of LIAC, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.18% of the Fund’s average daily net assets.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $46,363 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $123,272 and $37,957, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$606,255
Fees payable to DSC	4,657
Distribution fees payable to LFD	312,911

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $4,128,096,617, and sales of $3,852,644,556 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2009, the Fund made purchases of $849,131,589 and sales of $756,391,112 of long-term U.S. government securities.

At December 31, 2009, the cost of investments for federal income tax purposes was $2,338,346,544. At December 31, 2009, net unrealized appreciation was $34,976,497, of which $87,630,379 related to unrealized appreciation of investments and $52,653,882 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage Securities	$933,920,775	$12,684,267	$946,605,042
Corporate Debt	884,755,314	—	884,755,314
Foreign Debt	152,429,509	15,042,142	167,471,651
Municipal Bonds	20,165,524	—	20,165,524
U.S. Treasury Obligations	130,913,943	—	130,913,943
Short-Term	218,105,076	—	218,105,076
Other	5,306,491	—	5,306,491

Total	$2,345,596,632	$27,726,409	$2,373,323,041

Financial Futures Contracts	$6,524,221	$—	$6,524,221

Foreign Currency Exchange Contracts	$(911,184)	$—	$(911,184)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset-
	Backed and
	Mortgage-
	Backed	Corporate	Foreign		Total
	Securities	Debt	Debt	Other	Fund

Balance as of 12/31/08	$20,876,876	$1,393,066	$6,856,221	$—	$29,126,163
Purchases	18,017,145	6,220,000	13,214,773	—	37,451,918
Sales	(875,689)	(1,831,724)	—	—	(2,707,413)
Net realized gain (loss)	(9,570)	(1,647,529)	—	(370,046)	(2,027,145)
Transfers out of Level 3	(27,183,494)	(6,461,004)	(7,623,069)	—	(41,267,567)
Net change in unrealized appreciation/depreciation	1,858,999	2,327,191	2,594,217	370,046	7,150,453

Balance as of 12/31/09	$12,684,267	$—	$15,042,142	$—	$27,726,409

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$(1,479,215)	$—	$2,594,217	$—	$1,115,002

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$84,908,960	$75,197,979
Long-term capital gain	—	596,891

Total	$84,908,960	$75,794,870

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,099,522,968
Undistributed ordinary income	75,383,652
Other temporary differences	(1,649,451)
Unrealized appreciation of investments and foreign currencies	34,889,319

Net assets	$2,208,146,488

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market on futures contracts and mark-to-market on foreign currency contracts and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown losses on mortgage-and asset-backed securities, gain (loss) on foreign currency transactions and amortization on Treasury inflation Indexed Securities sold. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$4,542,253	$(4,542,253)

For federal income tax purposes, $3,282,023 of capital loss carryforwards from prior years was utilized in the year ended December 31, 2009.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	22,647,818	12,006,758
Service Class	32,234,448	20,431,427
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,472,307	3,994,153
Service Class	2,886,600	2,624,920

	61,241,173	39,057,258

Shares repurchased:
Standard Class	(17,590,479)	(17,291,893)
Service Class	(10,758,994)	(13,671,262)

	(28,349,473)	(30,963,155)

Net increase	32,891,700	8,094,103

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Financial Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts –During the year ended December 31, 2009, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the year ended December 31, 2009 for the Fund were as follows:

	Number of
	contracts	Premiums

Options outstanding at December 31, 2008	—	$—
Options written	34	56,194
Options terminated in closing purchase transactions	(34)	(56,194)

Options outstanding at December 31, 2009	—	$—

Fair values of derivative instruments as of December 31, 2009 were as follows:

	Asset Derivatives Statement of Net Assets Location	Fair Value	Liability Derivatives Statement of Net Assets Location	Fair Value

Foreign exchange contracts (Forward Currency Contracts)	Receivables and other assets net of liabilities	$243,533	Liabilities net of receivables and other assets	$(1,154,717)
Interest rate contracts (Futures)	Receivables and other assets net of liabilities	6,524,221	Liabilities net of receivables and other assets	—

Total		$6,767,754		$(1,154,717)

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

			Change in Unrealized
		Realized Gain or	Appreciation or
		Loss on	Depreciation
		Derivatives	on Derivatives
		Recognized in	Recognized in
	Location of Gain or Loss on Derivatives Recognized in Income	Income	Income

Foreign exchange contracts (Forward Currency Contracts)	Net realized gain on foreign currencies/net change in unrealized appreciation/depreciation of investments and foreign currencies contracts	$3,478,363	$407,915
Interest rate contracts (Written Options)	Net realized gain on written options/net change in unrealized appreciation/depreciation of investments and foreign currencies contracts	825	—
Interest rate contracts (Futures)	Net realized loss on futures contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies contracts	(7,285,570)	6,524,221

Total		$(3,806,382)	$6,932,136

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standards & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

10. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–28

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Delaware Bond Fund–29

LVIP Delaware Bond
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	0.42%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Delaware Bond Fund–30

LVIP Delaware Bond
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DMC. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of BBB rated corporate debt funds and the Barclays Capital U.S. Aggregate Bond Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one, three and five year periods and slightly below the return of the benchmark index for the same periods. The Board concluded that the services provided by DMC were acceptable.

The Board reviewed the sub-advisory fee, the Lipper contractual sub-adviser fees expense group and the fee rates charged to other registered funds managed by DMC and considered that the overall management fee paid by the Fund was below the average of the Lipper expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by DMC regarding DMC’s estimated profitability from providing sub-advisory services to the Funds, and that LIAC compensates DMC from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions – Renewal of Advisory and Sub-Advisory Agreements

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

Approval of New Sub-Advisory Agreement with DMC

The Board of Trustees reported that they reviewed materials provided by DMC and Macquarie Bank Limited (Macquarie) in connection with Macquarie’s agreement to purchase DMC from the Lincoln organization (the “transaction”) at the September 10 and 11, 2009 Board meeting. As the transaction would cause the existing sub-advisory agreement between the LIAC and DMC to terminate, the Board was asked to approve new sub-advisory agreement to take effect upon the termination of the existing sub-advisory agreement. DMC and Macquarie provided the Board with information on the Macquarie organization including its U.S.-based registered investment advisers and the anticipated impact of the transaction on DMC’s business, operations and personnel. A DMC senior executive attended the September 10 and 11, 2009 Board meeting to discuss the transaction with the Board and responded to questions from the Board regarding the transaction and the anticipated impact of the transaction on DMC and the funds sub-advised by DMC. The Independent Trustees requested additional information concerning the impact of the Macquarie transaction on the funds sub-advised by Delaware and the other funds in the Trust including information regarding DMC’s financial position following the transaction and information regarding additional costs to be borne by the funds in the Trust as a result of the transaction as services available because DMC was an affiliate would no longer be available from the former affiliate following the closing of the transaction, which information was provided by management. The Board reviewed and considered the additional information during a special telephonic Board meeting held on October 13, 2009. After further discussion, the Board approved the new sub-advisory agreements on December 7 and 8, 2009 at an in-person meeting.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and management to consider approval of the new sub-advisory agreements. The Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of sub-advisory agreements. The Independent Trustees considered that they had renewed the sub-advisory agreement for the Fund at an in-person meeting on September 10-11, 2009 after an extensive review process. The Independent Trustees also considered DMC’s representation that there were no material changes to the information provided by DMC as part of the September contract renewal process. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based on their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the new sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval of the new sub-advisory agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

The Board considered management’s representation that management would ensure that for a three year period, that at least 75% of the members of the Board are independent (the Board currently meets this requirement) and that for a two year period after the closing of the transaction, management will ensure that no “unfair burden”

LVIP Delaware Bond Fund–31

LVIP Delaware Bond
Other Fund Information (continued)

Approval of New Sub-Advisory Agreement with DMC (continued)

(as defined under Section 15(f) of the 1940 Act) be imposed on the funds as a result of the transaction. The Board also considered that the funds would not pay any of the costs associated with Board approval of the new sub-advisory agreement or the information statement provided to shareholders.

The Board considered DMC’s representation that there would be no material impact on the day-to-day operations of the funds, that the investment management teams responsible for the funds were not expected to change, that there would be no significant change to the executive, administrative or support staff of DMC, that DMC intends to continue to provide the same level of services to the funds, and that there would be no immediate changes to the compliance policies and procedures as a result of the transaction. The Board noted that the proposed sub-advisory agreement was identical to the current agreement (except for the dates), and that there would be no change in the sub-advisory fees.

Overall Conclusions – New Sub-Advisory Agreement with DMC

Based on all the information considered and conclusions reached, the Board determined that the terms of the new sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund. The Board unanimously approved the new sub-advisory agreement.

LVIP Delaware Bond Fund–32

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Delaware Bond Fund–33

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund–34

LVIP Delaware Foundation Funds

LVIP Delaware Foundation® Funds
LVIP Delaware Foundation® Conservative
  Allocation Fund
LVIP Delaware Foundation® Moderate
  Allocation Fund
LVIP Delaware Foundation® Aggressive
  Allocation Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Delaware Foundation® Funds

Index

Commentary	1
Disclosure of Fund Expenses	4
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown	5
Statements of Net Assets	14
Statements of Operations	93
Statements of Changes in Net Assets	94
Financial Highlights	95
Notes to Financial Statements	101
Report of Independent Registered Public Accounting Firm	113
Other Fund Information	114
Officer/Trustee Information	115

LVIP Delaware Foundation® Funds
2009 Annual Report Commentary

Managed by:

The LVIP Delaware Foundation® Conservative Allocation Fund returned 22.85% (Standard Class shares with dividends reinvested) for the year ended December 31, 2009, while its benchmark, the Conservative Composite* returned 18.11%.

The LVIP Delaware Foundation® Moderate Allocation Fund returned 21.04% (Standard Class shares with dividends reinvested) for the year ended December 31, 2009, while its benchmark, the Moderate Composite** returned 23.90%.

The LVIP Delaware Foundation® Aggressive Allocation Fund returned 31.99% (Standard Class shares with dividends reinvested) for the year ended December 31, 2009, while its benchmark, the Aggressive Composite*** returned 29.79%.

The three LVIP Foundation® Funds (the Funds) were converted to the new strategic policy weights in mid-June 2009. The transition to the new equity holdings was accomplished in the first few days, but shifting to the new fixed income holdings took slightly longer as some instruments are illiquid. The Funds reached their target weights by the end of June.

The financial markets produced positive returns during 3Q09, and to a lesser extent during 4Q09. Many indices touched their high points for the year in December, marking an impressive rebound from the lows in early March. The broad fixed-income indices underperformed the broad equity indices, and U.S. equities and developed market equities were outpaced by emerging market equities.

At the start of the period, the Funds were positioned defensively, being overweight in fixed income and underweight in equities. Between July and December, the Asset Allocation Committee gradually moved back toward the strategic policy weights. By the end of December, the Funds were still slightly above the strategic policy weight in fixed income, but had also moved to a slight overweight in U.S. large-cap core and emerging markets equities. By contrast, the Funds remained underweight in the more concentrated portfolios of U.S. large-cap growth and U.S. large-cap value.

The fixed income sleeve of the Funds increased the weighting in high yield bonds, in the belief that these looked attractive by comparison with investment grade and sovereign bonds. Short-term instruments are still offering low yields, partly because of continuing support from various government programs, and the Committee chose to keep the Funds below the strategic policy weight in this asset class.

Performance attribution results for LVIP Delaware Foundation® Conservative Allocation Fund suggest that from July to December, the tactical asset allocations made a positive contribution to overall performance. The principal sources of outperformance over the period were the fixed income sleeve, and to a lesser extent the international value sleeve.

Performance attribution results for LVIP Delaware Foundation® Moderate Allocation Fund suggest that from July to December, the tactical asset allocations made a mildly positive contribution to overall performance. The principal sources of outperformance over the period were the fixed income and international value sleeves.

Performance attribution results for LVIP Delaware Foundation® Aggressive Allocation Fund suggest that from July to December, the tactical asset allocations made a contribution to overall performance. The main sources of outperformance over the period were the fixed income and international value sleeves.

During the second half of 2009, the more bearish members of the Asset Allocation Committee remained concerned about the outlook for risky assets, focusing on the challenges posed by weak consumer buying power, shaky balance sheets, and uncertainties about the pace of recovery. By contrast, the more bullish members of the Committee became increasingly confident that the overall economic environment has become more promising, and that the projected economic recovery in the U.S. and elsewhere is firmly on track.

The Committee believes that consumers in the U.S. and elsewhere are unlikely to begin spending freely until unemployment starts to fall. The Committee also believes that banks in the U.S. and elsewhere are still applying tight credit standards, and are generally reluctant to make new loans. The Committee expects that banks in the U.S. and elsewhere may experience further increases in non-performing loans, due to the slow recovery from the global recession and the difficult environment for commercial real estate.

Despite these various concerns, the Committee believes that the portfolios are appropriately positioned, given expectations for macroeconomic recovery over the medium term, and the current volatility levels for different asset classes.

Michael J. Hogan, CFA
Paul Grillo, CFA
Sharon Hill, Ph.D.
Francis X. Morris
Babak (Bob) Zenouzi
Delaware Investments

LVIP Delaware Foundation® Funds–1

LVIP Delaware Foundation® Funds
2009 Annual Report Commentary (continued)

LVIP Delaware Foundation® Conservative Allocation Fund
Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,650. For comparison look at how the Conservative Composite did over the same period. The same $10,000 investment would have grown to $16,410. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+22.85%

Five Years	+1.64%

Ten Years	+2.38%

Service Class Shares

One Year	+22.49%

Five Years	+1.35%

Inception (5/19/04)	+3.13%

LVIP Delaware Foundation® Moderate Allocation Fund
Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,719. For comparison look at how the Moderate Composite did over the same period. The same $10,000 investment would have grown to $15,126. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the Delaware VIP Balanced Series was reorganized into the LVIP Delaware Foundation® Moderate Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the Delaware VIP Balanced Series. The investment objective of the Fund was to seek a balance of capital appreciation, income and preservation of capital.

Total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+21.04%

Five Years	+2.55%

Ten Years	+0.70%

Service Class Shares

One Year	+21.55%

Five Years	+2.62%

Inception (5/1/00)	+1.20%

LVIP Delaware Foundation® Funds–2

LVIP Delaware Foundation® Funds
2009 Annual Report Commentary (continued)

LVIP Delaware Foundation® Aggressive Allocation Fund
Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,032. For comparison look at how the Aggressive Composite did over the same period. The same $10,000 investment would have grown to $13,774. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation® Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+31.99%

Five Years	+2.78%

Ten Years	+1.87%

Service Class Shares

One Year	+31.66%

Five Years	+2.52%

Inception (5/15/03)	+5.77%

*	The Conservative Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s advisor. The Conservative Composite is constructed as follows: 5% Russell 1000® Index, 6% Russell 1000® Growth Index, 6% Russell 1000® Value Index, 3% Russell 2000® Index, 6% MSCI EAFE Growth Index, 9% MSCI EAFE Value Index, 5% MSCI Emerging Markets Index, 58% Barclays U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

**	The Moderate Composite is an unmanaged index compiled by LIA, the Fund’s advisor. The Conservative Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index, 13.5% MSCI EAFE Value Index, 7.5% MSCI Emerging Markets Index, 38% Barclays U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

***	The Aggressive Composite is an unmanaged index compiled by LIA, the Fund’s advisor. The Conservative Composite is constructed as follows: 10% Russell 1000® Index, 12% Russell 1000® Growth Index, 12% Russell 1000® Value Index, 6% Russell 2000® Index, 12% MSCI EAFE Growth Index, 18% MSCI EAFE Value Index, 10% MSCI Emerging Markets Index, 18% Barclays U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of Funds, the repayment of capital from the Funds, or any particular rate of return.

LVIP Delaware Foundation® Funds–3

LVIP Delaware Foundation® Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Delaware Foundation® Conservative Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,168.10	0.73%	$3.99
Service Class Shares	1,000.00	1,166.60	0.98%	5.35

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

LVIP Delaware Foundation® Moderate Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,185.90	0.63%	$3.47
Service Class Shares	1,000.00	1,183.80	0.88%	4.84

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.03	0.63%	$3.21
Service Class Shares	1,000.00	1,020.77	0.88%	4.48

LVIP Delaware Foundation® Aggressive Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,206.80	0.69%	$3.84
Service Class Shares	1,000.00	1,205.20	0.94%	5.22

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.73	0.69%	$3.52
Service Class Shares	1,000.00	1,020.47	0.94%	4.79

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Funds–4

LVIP Delaware Foundation® Conservative Allocation Fund

Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	33.79%

U.S. Markets	19.96%
Aerospace & Defense	0.59%
Air Freight & Logistics	0.33%
Airlines	0.04%
Auto Components	0.03%
Beverages	0.12%
Biotechnology	0.48%
Building Products	0.01%
Capital Markets	0.52%
Chemicals	0.45%
Commercial Banks	0.27%
Commercial Services & Supplies	0.33%
Communications Equipment	0.70%
Computers & Peripherals	1.11%
Construction & Engineering	0.11%
Consumer Finance	0.04%
Containers & Packaging	0.09%
Diversified Consumer Services	0.05%
Diversified Financial Services	0.53%
Diversified Telecommunication Services	0.50%
Electric Utilities	0.36%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.08%
Energy Equipment & Services	0.39%
Food & Staples Retailing	0.70%
Food Products	0.64%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.18%
Health Care Providers & Services	0.98%
Hotels, Restaurants & Leisure	0.34%
Household Durables	0.06%
Household Products	0.52%
Independent Power Producers & Energy Traders	0.03%
Industrial Conglomerates	0.10%
Insurance	0.69%
Internet & Catalog Retail	0.17%
Internet Software & Services	0.72%
IT Services	0.57%
Leisure Equipment & Products	0.18%
Life Sciences Tools & Services	0.06%
Machinery	0.11%
Media	0.21%
Metals & Mining	0.15%
Multiline Retail	0.02%
Multi-Utilities	0.10%
Office Electronics	0.19%
Oil, Gas & Consumable Fuels	1.53%
Personal Products	0.02%
Pharmaceuticals	1.31%
Professional Services	0.05%
Real Estate Investment Trusts	0.16%
Road & Rail	0.10%
Semiconductors & Semiconductor Equipment	0.39%
Software	0.98%
Specialty Retail	0.84%
Textiles, Apparel & Luxury Goods	0.32%
Thrifts & Mortgage Finance	0.06%
Trading Companies & Distributors	0.03%
Wireless Telecommunication Services	0.24%

Developed Markets	8.67%
Aerospace & Defense	0.14%
Air Freight & Logistics	0.18%
Airlines	0.17%
Auto Components	0.20%
Automobiles	0.30%
Beverages	0.19%
Building Products	0.35%
Capital Markets	0.15%
Chemicals	0.50%
Commercial Banks	0.66%
Communications Equipment	0.16%
Construction Materials	0.15%
Diversified Financial Services	0.03%
Diversified Telecommunication Services	0.28%
Electronic Equipment, Instruments & Components	0.21%
Energy Equipment & Services	0.21%
Food & Staples Retailing	0.16%
Food Products	0.31%
Hotels, Restaurants & Leisure	0.06%
Household Durables	0.14%
Industrial Conglomerates	0.15%
Insurance	0.21%
IT Services	0.40%
Machinery	0.14%
Media	0.63%
Metals & Mining	0.19%
Multiline Retail	0.30%
Multi-Utilities	0.18%
Oil, Gas & Consumable Fuels	0.46%
Pharmaceuticals	0.78%
Real Estate Management & Development	0.03%

LVIP Delaware Foundation® Funds–5

LVIP Delaware Foundation® Conservative Allocation Fund
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown (continued)

Percentage
Sector	of Net Assets

Specialty Retail	0.18%
Textiles, Apparel & Luxury Goods	0.12%
Wireless Telecommunication Services	0.35%

Emerging Markets	5.16%
Air Freight & Logistics	0.02%
Automobiles	0.03%
Beverages	0.05%
Chemicals	0.17%
Commercial Banks	0.50%
Construction & Engineering	0.08%
Construction Materials	0.15%
Diversified Financial Services	0.20%
Diversified Telecommunication Services	0.33%
Electric Utilities	0.41%
Electronic Equipment, Instruments & Components	0.03%
Food & Staples Retailing	0.03%
Food Products	0.15%
Hotels, Restaurants & Leisure	0.03%
Household Durables	0.04%
Independent Power Producers & Energy Traders	0.06%
Industrial Conglomerates	0.02%
Internet Software & Services	0.07%
IT Services	0.07%
Machinery	0.02%
Media	0.09%
Metals & Mining	0.52%
Oil, Gas & Consumable Fuels	1.11%
Paper & Forest Products	0.06%
Real Estate Management & Development	0.09%
Semiconductors & Semiconductor Equipment	0.36%
Specialty Retail	0.04%
Wireless Telecommunication Services	0.43%

Convertible Preferred Stock	0.32%

Exchange Traded Funds	5.53%

Preferred Stock	0.32%

Agency Collateralized Mortgage Obligations	0.69%

Agency Mortgage-Backed Securities	3.29%

Commercial Mortgage-Backed Securities	2.87%

Convertible Bonds	2.86%

Corporate Bonds	37.95%
Aerospace & Defense	0.00%
Airlines	0.00%
Auto Components	0.60%
Automobiles	0.27%
Beverages	0.15%
Building Products	0.30%
Capital Markets	1.95%
Chemicals	0.74%
Commercial Banks	2.98%
Commercial Services & Supplies	1.38%
Communications Equipment	0.03%
Consumer Finance	1.15%
Containers & Packaging	0.76%
Diversified Consumer Services	0.18%
Diversified Financial Services	2.81%
Diversified Telecommunication Services	2.26%
Electric Utilities	1.78%
Electronic Equipment, Instruments & Components	0.17%
Energy Equipment & Services	0.69%
Food & Staples Retailing	0.62%
Food Products	0.19%
Gas Utilities	0.00%
Health Care Equipment & Supplies	1.16%
Health Care Providers & Services	1.72%
Hotels, Restaurants & Leisure	1.10%
Household Durables	0.44%
Independent Power Producers & Energy Traders	0.51%
Industrial Conglomerates	0.24%
Insurance	0.35%
Internet Software & Services	0.13%
IT Services	0.37%
Leisure Equipment & Products	0.02%
Life Sciences Tools & Services	0.00%
Machinery	0.18%
Media	3.63%
Metals & Mining	1.38%
Multiline Retail	0.55%
Multi-Utilities	0.09%
Office Electronics	0.18%
Oil, Gas & Consumable Fuels	3.39%
Paper & Forest Products	0.30%
Real Estate Investment Trusts	0.36%
Road & Rail	0.13%
Semiconductors & Semiconductor Equipment	0.28%
Specialty Retail	0.18%
Textiles, Apparel & Luxury Goods	0.15%
Tobacco	0.10%
Trading Companies & Distributors	0.49%
Wireless Telecommunication Services	1.51%

Municipal Bonds	0.53%

Non-Agency Asset-Backed Securities	2.37%

Non-Agency Collateralized Mortgage Obligations	1.90%

Regional Authorities	0.20%

Senior Secured Loans	0.48%

Sovereign Debt	1.83%

Supranational Banks	2.16%

LVIP Delaware Foundation® Funds–6

LVIP Delaware Foundation® Conservative Allocation Fund
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown (continued)

Percentage
Sector	of Net Assets

U.S. Treasury Obligations	1.37%

Discounted Commercial Paper	1.57%

Short-Term Investment	0.02%

Total Value of Securities	100.05%

Liabilities Net of Receivables and Other Assets	(0.05%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	0.43%
Google Class A	0.41%
CGI Group	0.36%
Bank of New York Mellon	0.35%
ConocoPhillips	0.34%
QUALCOMM	0.33%
Lowe’s	0.32%
Pfizer	0.31%
Merck	0.28%
Vale ADR	0.28%

Total	3.41%

Credit Quality Breakdown (as a % of fixed income investments)*

AAA	22.93%
AA	4.42%
A	13.80%
BBB	22.88%
BB	11.30%
B	16.79%
CCC	7.66%
C	0.22%

Total	100.00%

*	Bond ratings are determined by independent, nationally recognized statistical rating organizations.

LVIP Delaware Foundation® Funds–7

LVIP Delaware Foundation® Moderate Allocation Fund

Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	50.02%

U.S. Markets	29.28%
Aerospace & Defense	0.85%
Air Freight & Logistics	0.50%
Airlines	0.06%
Auto Components	0.04%
Beverages	0.16%
Biotechnology	0.67%
Building Products	0.02%
Capital Markets	0.78%
Chemicals	0.70%
Commercial Banks	0.37%
Commercial Services & Supplies	0.46%
Communications Equipment	1.03%
Computers & Peripherals	1.63%
Construction & Engineering	0.15%
Consumer Finance	0.06%
Containers & Packaging	0.13%
Diversified Consumer Services	0.08%
Diversified Financial Services	0.78%
Diversified Telecommunication Services	0.80%
Electric Utilities	0.59%
Electrical Equipment	0.07%
Electronic Equipment, Instruments & Components	0.11%
Energy Equipment & Services	0.56%
Food & Staples Retailing	1.03%
Food Products	0.94%
Gas Utilities	0.04%
Health Care Equipment & Supplies	0.25%
Health Care Providers & Services	1.47%
Hotels, Restaurants & Leisure	0.47%
Household Durables	0.09%
Household Products	0.74%
Independent Power Producers & Energy Traders	0.04%
Industrial Conglomerates	0.14%
Insurance	0.98%
Internet & Catalog Retail	0.26%
Internet Software & Services	1.06%
IT Services	0.86%
Leisure Equipment & Products	0.27%
Life Sciences Tools & Services	0.08%
Machinery	0.14%
Media	0.28%
Metals & Mining	0.20%
Multiline Retail	0.03%
Multi-Utilities	0.14%
Office Electronics	0.28%
Oil, Gas & Consumable Fuels	2.21%
Personal Products	0.03%
Pharmaceuticals	2.06%
Professional Services	0.07%
Real Estate Investment Trusts	0.22%
Road & Rail	0.15%
Semiconductors & Semiconductor Equipment	0.56%
Software	1.43%
Specialty Retail	1.20%
Textiles Apparel & Luxury Goods	0.47%
Thrifts & Mortgage Finance	0.08%
Trading Companies & Distributors	0.04%
Wireless Telecommunication Services	0.37%

Developed Markets	13.25%
Aerospace & Defense	0.21%
Air Freight & Logistics	0.27%
Airlines	0.26%
Auto Components	0.35%
Automobiles	0.45%
Beverages	0.29%
Building Products	0.58%
Capital Markets	0.22%
Chemicals	0.79%
Commercial Banks	0.96%
Communications Equipment	0.25%
Construction Materials	0.24%
Diversified Financial Services	0.04%
Diversified Telecommunication Services	0.44%
Electronic Equipment, Instruments & Components	0.30%
Energy Equipment & Services	0.31%
Food & Staples Retailing	0.24%
Food Products	0.45%
Hotels, Restaurants & Leisure	0.11%
Household Durables	0.22%
Industrial Conglomerates	0.23%
Insurance	0.29%
IT Services	0.58%
Machinery	0.22%
Media	0.94%
Metals & Mining	0.28%
Multiline Retail	0.45%
Multi-Utilities	0.28%
Oil, Gas & Consumable Fuels	0.70%
Pharmaceuticals	1.23%
Real Estate Management & Development	0.05%

LVIP Delaware Foundation® Funds–8

LVIP Delaware Foundation® Moderate Allocation Fund
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown (continued)

Percentage
Sector	of Net Assets

Specialty Retail	0.28%
Textiles Apparel & Luxury Goods	0.19%
Wireless Telecommunication Services	0.55%

Emerging Markets	7.49%
Air Freight & Logistics	0.03%
Automobiles	0.04%
Beverages	0.07%
Chemicals	0.26%
Commercial Banks	0.76%
Construction & Engineering	0.12%
Construction Materials	0.23%
Diversified Financial Services	0.26%
Diversified Telecommunication Services	0.51%
Electric Utilities	0.61%
Electronic Equipment, Instruments & Components	0.04%
Food & Staples Retailing	0.04%
Food Products	0.15%
Hotels, Restaurants & Leisure	0.05%
Household Durables	0.06%
Independent Power Producers & Energy Traders	0.10%
Industrial Conglomerates	0.03%
Internet Software & Services	0.09%
IT Services	0.10%
Machinery	0.02%
Media	0.14%
Metals & Mining	0.76%
Oil, Gas & Consumable Fuels	1.59%
Paper & Forest Products	0.09%
Real Estate Management & Development	0.14%
Semiconductors & Semiconductor Equipment	0.49%
Specialty Retail	0.06%
Wireless Telecommunication Services	0.65%

Convertible Preferred Stock	0.19%

Exchange Traded Funds	8.09%

Preferred Stock	0.33%

Agency Asset-Backed Securities	0.00%

Agency Collateralized Mortgage Obligations	0.59%

Agency Mortgage-Backed Securities	2.00%

Commercial Mortgage-Backed Securities	1.76%

Convertible Bonds	1.95%

Corporate Bonds	24.00%
Aerospace & Defense	0.06%
Airlines	0.01%
Auto Components	0.36%
Automobiles	0.08%
Beverages	0.14%
Building Products	0.08%
Capital Markets	1.27%
Chemicals	0.60%
Commercial Banks	1.97%
Commercial Services & Supplies	0.92%
Communications Equipment	0.02%
Consumer Finance	0.69%
Containers & Packaging	0.49%
Diversified Consumer Services	0.11%
Diversified Financial Services	1.42%
Diversified Telecommunication Services	1.45%
Electric Utilities	1.02%
Electronic Equipment, Instruments & Components	0.11%
Energy Equipment & Services	0.49%
Food & Staples Retailing	0.42%
Food Products	0.17%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.66%
Health Care Providers & Services	1.28%
Hotels, Restaurants & Leisure	0.69%
Household Durables	0.34%
Independent Power Producers & Energy Traders	0.34%
Industrial Conglomerates	0.20%
Insurance	0.22%
Internet Software & Services	0.09%
IT Services	0.24%
Leisure Equipment & Products	0.01%
Life Sciences Tools & Services	0.01%
Machinery	0.14%
Media	2.24%
Metals & Mining	0.82%
Multiline Retail	0.41%
Multi-Utilities	0.10%
Office Electronics	0.12%
Oil, Gas & Consumable Fuels	2.07%
Paper & Forest Products	0.16%
Real Estate Investment Trusts	0.23%
Semiconductors & Semiconductor Equipment	0.18%
Specialty Retail	0.12%
Textiles Apparel & Luxury Goods	0.04%
Tobacco	0.07%
Trading Companies & Distributors	0.23%
Wireless Telecommunication Services	1.08%

Municipal Bonds	0.30%

Non-Agency Asset-Backed Securities	1.14%

Non-Agency Collateralized Mortgage Obligations	1.02%

Regional Authorities	0.13%

Senior Secured Loans	0.29%

Sovereign Debt	1.50%

Supranational Banks	1.30%

LVIP Delaware Foundation® Funds–9

LVIP Delaware Foundation® Moderate Allocation Fund
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown (continued)

Percentage
Sector	of Net Assets

U.S. Treasury Obligations	1.02%

Discounted Commercial Paper	4.09%

Short-Term Investment	0.04%

Total Value of Securities	99.76%

Receivables and Other Assets Net of Liabilities	0.24%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	0.63%
Google Class A	0.61%
Bank of New York Mellon	0.55%
Pfizer	0.54%
CGI Group	0.53%
QUALCOMM	0.49%
ConocoPhillips	0.49%
Lowe’s	0.48%
Merck	0.44%
Vale ADR	0.43%

Total	5.19%

Credit Quality Breakdown (as a % of fixed income investments)*

AAA	26.64%
AA	4.46%
A	11.82%
BBB	23.82%
BB	10.74%
B	14.96%
CCC	7.37%
Note Rated	0.19%

Total	100.00%

*	Bond ratings are determined by independent, nationally recognized statistical rating organizations.

LVIP Delaware Foundation® Funds–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Types	of Net Assets

Common Stock	66.80%

U.S. Markets	37.28%
Aerospace & Defense	1.06%
Air Freight & Logistics	0.64%
Airlines	0.07%
Auto Components	0.05%
Beverages	0.21%
Biotechnology	0.87%
Building Products	0.03%
Capital Markets	1.05%
Chemicals	0.87%
Commercial Banks	0.48%
Commercial Services & Supplies	0.61%
Communications Equipment	1.32%
Computers & Peripherals	2.07%
Construction & Engineering	0.19%
Consumer Finance	0.07%
Containers & Packaging	0.17%
Diversified Consumer Services	0.09%
Diversified Financial Services	1.01%
Diversified Telecommunication Services	0.98%
Electric Utilities	0.73%
Electrical Equipment	0.09%
Electronic Equipment, Instruments & Components	0.14%
Energy Equipment & Services	0.74%
Food & Staples Retailing	1.37%
Food Products	1.28%
Gas Utilities	0.06%
Health Care Equipment & Supplies	0.33%
Health Care Providers & Services	1.85%
Hotels, Restaurants & Leisure	0.59%
Household Durables	0.11%
Household Products	0.97%
Independent Power Producers & Energy Traders	0.05%
Industrial Conglomerates	0.18%
Insurance	1.27%
Internet & Catalog Retail	0.35%
Internet Software & Services	1.35%
IT Services	1.12%
Leisure Equipment & Products	0.36%
Life Sciences Tools & Services	0.11%
Machinery	0.19%
Media	0.35%
Metals & Mining	0.26%
Multiline Retail	0.04%
Multi-Utilities	0.18%
Office Electronics	0.30%
Oil, Gas & Consumable Fuels	2.65%
Personal Products	0.04%
Pharmaceuticals	2.50%
Professional Services	0.09%
Real Estate Investment Trusts	0.29%
Road & Rail	0.16%
Semiconductors & Semiconductor Equipment	0.73%
Software	1.80%
Specialty Retail	1.58%
Textiles, Apparel & Luxury Goods	0.60%
Thrifts & Mortgage Finance	0.10%
Trading Companies & Distributors	0.06%
Wireless Telecommunication Services	0.47%

Developed Markets	19.01%
Aerospace & Defense	0.32%
Air Freight & Logistics	0.39%
Airlines	0.37%
Auto Components	0.45%
Automobiles	0.68%
Beverages	0.42%
Building Products	0.83%
Capital Markets	0.32%
Chemicals	1.10%
Commercial Banks	1.46%
Communications Equipment	0.37%
Construction Materials	0.34%
Diversified Financial Services	0.05%
Diversified Telecommunication Services	0.62%
Electronic Equipment, Instruments & Components	0.46%
Energy Equipment & Services	0.44%
Food & Staples Retailing	0.34%
Food Products	0.66%
Hotels, Restaurants & Leisure	0.13%
Household Durables	0.31%
Industrial Conglomerates	0.35%
Insurance	0.42%
IT Services	0.86%
Machinery	0.32%
Media	1.41%
Metals & Mining	0.40%
Multiline Retail	0.66%
Multi-Utilities	0.39%
Oil, Gas & Consumable Fuels	0.99%
Pharmaceuticals	1.67%
Real Estate Management & Development	0.07%

LVIP Delaware Foundation® Funds–11

LVIP Delaware Foundation® Aggressive Allocation Fund
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown (continued)

Percentage
Security Types	of Net Assets

Specialty Retail	0.39%
Textiles, Apparel & Luxury Goods	0.27%
Wireless Telecommunication Services	0.75%

Emerging Markets	10.51%
Air Freight & Logistics	0.04%
Automobiles	0.06%
Beverages	0.10%
Chemicals	0.33%
Commercial Banks	1.02%
Construction & Engineering	0.17%
Construction Materials	0.32%
Diversified Financial Services	0.36%
Diversified Telecommunication Services	0.71%
Electric Utilities	0.79%
Electronic Equipment, Instruments & Components	0.06%
Food & Staples Retailing	0.06%
Food Products	0.31%
Hotels, Restaurants & Leisure	0.06%
Household Durables	0.08%
Independent Power Producers & Energy Traders	0.13%
Industrial Conglomerates	0.04%
Internet Software & Services	0.15%
IT Services	0.13%
Machinery	0.04%
Media	0.18%
Metals & Mining	1.08%
Oil, Gas & Consumable Fuels	2.35%
Paper & Forest Products	0.12%
Real Estate Management & Development	0.19%
Semiconductors & Semiconductor Equipment	0.70%
Specialty Retail	0.08%
Wireless Telecommunication Services	0.85%

Convertible Preferred Stock	0.11%

Exchange traded Funds	8.89%

Preferred Stock	0.09%

Agency Collateralized Mortgage Obligations	0.13%

Agency Mortgage-Backed Securities	1.90%

Commercial Mortgage-Backed Securities	1.06%

Convertible Bonds	1.14%

Corporate Bonds	14.17%
Aerospace & Defense	0.02%
Airlines	0.00%
Auto Components	0.25%
Automobiles	0.10%
Beverages	0.09%
Building Products	0.08%
Capital Markets	0.86%
Chemicals	0.35%
Commercial Banks	1.22%
Commercial Services & Supplies	0.46%
Communications Equipment	0.01%
Consumer Finance	0.43%
Containers & Packaging	0.28%
Diversified Consumer Services	0.07%
Diversified Financial Services	0.87%
Diversified Telecommunication Services	0.84%
Electric Utilities	0.74%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.30%
Food & Staples Retailing	0.23%
Food Products	0.07%
Gas Utilities	0.00%
Health Care Equipment & Supplies	0.43%
Health Care Providers & Services	0.67%
Hotels, Restaurants & Leisure	0.41%
Household Durables	0.16%
Independent Power Producers & Energy Traders	0.18%
Industrial Conglomerates	0.10%
Insurance	0.14%
Internet Software & Services	0.05%
IT Services	0.13%
Leisure Equipment & Products	0.01%
Life Sciences Tools & Services	0.00%
Machinery	0.07%
Media	1.34%
Metals & Mining	0.43%
Multiline Retail	0.20%
Multi-Utilities	0.06%
Office Electronics	0.07%
Oil, Gas & Consumable Fuels	1.13%
Paper & Forest Products	0.10%
Real Estate Investment Trusts	0.12%
Road & Rail	0.04%
Semiconductors & Semiconductor Equipment	0.10%
Specialty Retail	0.07%
Textiles, Apparel & Luxury Goods	0.05%
Tobacco	0.04%
Trading Companies & Distributors	0.18%
Wireless Telecommunication Services	0.56%

Municipal Bonds	0.14%

Non-Agency Asset-Backed Securities	0.73%

Non-Agency Collateralized Mortgage Obligations	0.21%

Regional Authorities	0.07%

Senior Secured Loans	0.17%

Sovereign Debt	0.68%

Supranational Banks	0.90%

LVIP Delaware Foundation® Funds–12

LVIP Delaware Foundation® Aggressive Allocation Fund
Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown (continued)

Percentage
Security Types	of Net Assets

U.S. Treasury Obligations	0.53%

Warrant	0.00%

Discounted Commercial Paper	2.20%

Short-Term Investment	0.01%

Total Value of Securities	99.93%

Receivables and Other Assets Net of Liabilities	0.07%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	0.80%
CGI Group Class A	0.79%
Google Class A	0.77%
Bank of New York Mellon	0.74%
QUALCOMM	0.64%
Lowe’s	0.63%
Vale ADR	0.59%
Pfizer	0.58%
Centrais Eletricas Brasileiras	0.56%
Visa Class A	0.55%

Total	6.65%

Credit Quality Breakdown (as a % of fixed income investments)*

AAA	28.18%
AA	3.37%
A	14.37%
BBB	21.29%
BB	9.84%
B	15.44%
CCC	7.31%
Not Rated	0.20%

Total	100.00%

*	Bond ratings are determined by independent, nationally recognized statistical rating organizations.

LVIP Delaware Foundation® Funds–13

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–33.79%
	U.S. MARKETS–19.96%
	Aerospace & Defense–0.59%
	Ducommun	1,580	$29,562
†	DynCorp International Class A	5,060	72,611
†	Esterline Technologies	1,910	77,871
	Goodrich	3,700	237,725
	Honeywell International	5,850	229,320
	Lockheed Martin	2,400	180,840
	Northrop Grumman	16,100	899,184
	Rockwell Collins	2,650	146,704
	Triumph Group	1,510	72,858
	United Technologies	5,400	374,814

			2,321,489

	Air Freight & Logistics–0.33%
	Expeditors International of Washington	17,900	621,667
†	Hub Group Class A	3,800	101,954
	United Parcel Service Class B	10,200	585,174

			1,308,795

	Airlines–0.04%
†	Alaska Air Group	3,600	124,416
†	Hawaiian Holdings	4,930	34,510

			158,926

	Auto Components–0.03%
	Cooper Tire & Rubber	2,640	52,932
†	Tenneco Automotive	3,010	53,367

			106,299

	Beverages–0.12%
	Coca-Cola	1,550	88,350
	PepsiCo	6,500	395,200

			483,550

	Biotechnology–0.48%
†	Alkermes	8,330	78,385
†	Amgen	4,850	274,365
†	Celera	9,430	65,161
†	Celgene	2,300	128,064
†	Gilead Sciences	18,783	812,929
†	Human Genome Sciences	1,290	39,474
†	Martek Biosciences	2,760	52,274
†	Medivation	860	32,379
†	ONYX Pharmaceuticals	3,380	99,169
†	OSI Pharmaceuticals	1,950	60,509
†	Regeneron Pharmaceuticals	4,640	112,195
†	Vertex Pharmaceuticals	2,900	124,265

			1,879,169

	Building Products–0.01%
	AAON	2,950	57,496

			57,496

	Capital Markets–0.52%
	Apollo Investment	8,660	82,530
	Ares Capital	5,160	64,242
	Bank of New York Mellon	49,088	1,372,991
	Goldman Sachs Group	2,300	388,332
	optionsXpress Holdings	5,580	86,211
†	RiskMetrics Group	3,800	60,458

			2,054,764

	Chemicals–0.45%
	Dow Chemical	10,100	279,063
	duPont (E.I.) deNemours	19,478	655,824
	Koppers Holdings	2,880	87,667
	Olin	4,950	86,724
	Praxair	6,200	497,922
†	Rockwood Holdings	3,670	86,465
	Schulman (A.)	4,110	82,940

			1,776,605

	Commercial Banks–0.27%
	City Holding	2,330	75,329
	Independent Bank	2,440	50,972
	Prosperity Bancshares	2,630	106,436
	TCF Financial	10,010	136,336
†	Texas Capital Bancshares	4,160	58,074
	Trustmark	3,900	87,906
	Univest Corporation of Pennsylvania	1,790	31,379
	Webster Financial	4,790	56,857
	Wells Fargo	17,050	460,180

			1,063,469

	Commercial Services & Supplies–0.33%
	American Ecology	3,270	55,721
†	GeoEye	1,250	34,850
	McGrath RentCorp	3,590	80,272
†	Metalico	12,740	62,681
†	Mobile Mini	3,344	47,117
	Republic Services	4,400	124,564
†	Tetra Tech	2,750	74,718
†	United Stationers	1,920	109,152
	Waste Management	21,200	716,771

			1,305,846

	Communications Equipment–0.70%
†	Arris Group	5,130	58,636
†	Cisco Systems	19,200	459,648
†	Motorola	76,000	589,760

LVIP Delaware Foundation® Funds–14

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Communications Equipment (continued)
†	NETGEAR	3,800	$82,422
	Plantronics	1,390	36,112
	QUALCOMM	28,342	1,311,102
†	Tekelec	6,340	96,875
†	ViaSat	3,030	96,293

			2,730,848

	Computers & Peripherals–1.11%
†	Apple	7,969	1,680,342
†	EMC	16,000	279,520
	Hewlett-Packard	9,250	476,468
	International Business Machines	6,800	890,120
†	NetApp	7,000	240,730
†	Synaptics	3,130	95,935
†	Teradata	22,500	707,175

			4,370,290

	Construction & Engineering–0.11%
	Fluor	3,300	148,632
	Granite Construction	1,900	63,954
†	MYR Group	1,850	33,448
†	Tutor Perini	3,270	59,122
†	URS	2,750	122,430

			427,586

	Consumer Finance–0.04%
	Capital One Financial	4,450	170,613

			170,613

	Containers & Packaging–0.09%
†	Owens-Illinois	5,850	192,289
	Rock-Tenn Class A	1,900	95,779
	Silgan Holdings	1,260	72,929

			360,997

	Diversified Consumer Services–0.05%
†	Lincoln Educational Services	3,515	76,170
	Weight Watchers International	3,900	113,724

			189,894

	Diversified Financial Services–0.53%
	Bank of America	6,350	95,631
	CME Group	2,000	671,900
†	IntercontinentalExchange	6,900	774,870
	JPMorgan Chase	9,800	408,366
†	Nasdaq OMX Group	7,250	143,695

			2,094,462

	Diversified Telecommunication Services–0.50%
	Alaska Communications Systems Group	7,000	55,860
	AT&T	28,350	794,651
	NTELOS Holdings	4,110	73,240
	Verizon Communications	31,107	1,030,574

			1,954,325

	Electric Utilities–0.36%
	Edison International	18,700	650,386
	Progress Energy	16,100	660,261
	UIL Holdings	1,575	44,226
	Unitil	2,440	56,071

			1,410,944

	Electrical Equipment–0.05%
	Acuity Brands	2,320	82,685
	Roper Industries	2,200	115,214

			197,899

	Electronic Equipment, Instruments & Components–0.08%
†	Anixter International	2,310	108,801
†	FARO Technologies	4,010	85,974
†	IPG Photonics	3,170	53,066
†	Rofin-Sinar Technologies	2,160	50,998

			298,839

	Energy Equipment & Services–0.39%
†	Bristow Group	2,300	88,435
†	Key Energy Services	8,190	71,990
	Lufkin Industries	1,580	115,656
	National Oilwell Varco	17,350	764,961
†	Pioneer Drilling	7,380	58,302
	Schlumberger	5,100	331,959
†	Willbros Group	5,480	92,448

			1,523,751

	Food & Staples Retailing–0.70%
	Casey’s General Stores	2,970	94,802
	CVS Caremark	30,192	972,484
	Safeway	28,400	604,636
†	Susser Holdings	7,610	65,370
	Walgreen	18,800	690,336
	Wal-Mart Stores	5,950	318,028

			2,745,656

	Food Products–0.64%
	Archer-Daniels-Midland	30,900	967,479
	Bunge	2,600	165,958
	Heinz (HJ)	16,600	709,816
	Kraft Foods Class A	23,700	644,166
	Lance	1,370	36,031

			2,523,450

LVIP Delaware Foundation® Funds–15

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Gas Utilities–0.03%
	EQT	3,000	$131,760

			131,760

	Health Care Equipment & Supplies–0.18%
†	Align Technology	4,500	80,190
†	Conmed	4,640	105,792
†	CryoLife	8,020	51,488
†	Gen-Probe	4,100	175,890
†	Merit Medical Systems	4,210	81,211
†	Quidel	4,460	61,459
†	SonoSite	2,940	69,472
	West Pharmaceutical Services	2,200	86,240

			711,742

	Health Care Providers & Services–0.98%
†	Air Methods	730	24,543
†	Alliance HealthCare Services	15,273	87,209
†	AMN Healthcare Services	7,290	66,047
	Cardinal Health	21,100	680,264
†	Catalyst Health Solutions	3,040	110,869
†	Express Scripts	3,100	267,995
†	Medco Health Solutions	13,000	830,830
†	Odyssey HealthCare	4,210	65,592
†	PharMerica	3,150	50,022
†	Psychiatric Solutions	3,510	74,201
	Quest Diagnostics	11,600	700,408
†	Res-Care	4,330	48,496
†	Sun Healthcare Group	8,120	74,460
	UnitedHealth Group	24,707	753,069

			3,834,005

	Hotels, Restaurants & Leisure–0.34%
†	AFC Enterprises	6,780	55,325
†	Bally Technologies	1,680	69,367
†	Buffalo Wild Wings	2,110	84,970
	Burger King Holdings	12,400	233,368
†	CEC Entertainment	1,690	53,945
	CKE Restaurants	9,600	81,216
†	Jack in the Box	4,740	93,236
	McDonald’s	5,300	330,931
†	Papa John’s International	2,330	54,429
†	Shuffle Master	6,570	54,137
†	WMS Industries	5,800	232,000

			1,342,924

	Household Durables–0.06%
	Jarden	8,100	250,371

			250,371

	Household Products–0.52%
	Colgate-Palmolive	2,850	234,128
	Kimberly-Clark	10,900	694,439
	Procter & Gamble	18,067	1,095,402

			2,023,969

	Independent Power Producers & Energy Traders–0.03%
†	NRG Energy	4,500	106,245

			106,245

	Industrial Conglomerates–0.10%
	General Electric	22,850	345,721
	Otter Tail	2,370	58,776

			404,497

	Insurance–0.69%
	AFLAC	5,400	249,750
	Allstate	20,700	621,828
	American Equity Investment Life Holding	4,050	30,132
	AmTrust Financial Services	4,290	50,708
	Berkley (W.R.)	5,400	133,056
	First Mercury Financial	4,130	56,622
	Harleysville Group	2,410	76,614
†	ProAssurance	1,330	71,434
	Protective Life	3,368	55,740
	Prudential Financial	4,700	233,872
	RLI	1,580	84,135
	Torchmark	4,100	180,195
	Travelers	17,000	847,621

			2,691,707

	Internet & Catalog Retail–0.17%
†	Expedia	4,250	109,268
†	priceline.com	2,600	568,100

			677,368

	Internet Software & Services–0.72%
†	Digital River	2,730	73,683
†	Google Class A	2,599	1,611,328
†	j2 Global Communications	3,670	74,685
	NIC	5,480	50,087
†	SAVVIS	5,100	71,655
	United Online	10,280	73,913
†	ValueClick	7,720	78,126
†	VeriSign	29,300	710,232
†	Vocus	3,900	70,200

			2,813,909

	IT Services–0.57%
	iGate	9,860	98,600
	infoGROUP	9,690	77,714
	MasterCard Class A	3,000	767,940

LVIP Delaware Foundation® Funds–16

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	IT Services (continued)
†	RightNow Technologies	2,070	$35,956
†	Sapient	10,550	87,249
†	TeleTech Holdings	4,490	89,935
	Visa Class A	12,400	1,084,504

			2,241,898

	Leisure Equipment & Products–0.18%
	Mattel	34,900	697,302

			697,302

	Life Sciences Tools & Services–0.06%
†	Affymetrix	5,890	34,398
†	Thermo Fisher Scientific	4,600	219,374

			253,772

	Machinery–0.11%
	Barnes Group	4,100	69,290
†	Chart Industries	4,050	67,028
†	Columbus McKinnon	4,740	64,748
	Deere	2,650	143,339
	ESCO Technologies	1,270	45,530
†	Kadant	3,040	48,518

			438,453

	Media–0.21%
†	Carmike Cinemas	2,770	20,941
†	DIRECTV Class A	1,100	36,685
†	Knology	6,640	72,708
	Meredith	5,400	166,590
	National CineMedia	4,010	66,446
†	Time Warner Cable	5,750	237,993
†	Viacom Class B	7,350	218,516

			819,879

	Metals & Mining–0.15%
	Alcoa	12,650	203,918
	Haynes International	2,230	73,523
	United States Steel	5,500	303,160

			580,601

	Multiline Retail–0.02%
	Nordstrom	2,350	88,313

			88,313

	Multi-Utilities–0.10%
	NorthWestern	1,600	41,632
	Sempra Energy	3,450	193,131
	Wisconsin Energy	3,350	166,931

			401,694

	Office Electronics–0.19%
	Xerox	89,300	755,478

			755,478

	Oil, Gas & Consumable Fuels–1.53%
	Anadarko Petroleum	1,950	121,719
	Berry Petroleum	3,270	95,321
†	Carrizo Oil & Gas	3,650	96,689
	Chesapeake Energy	4,800	124,224
	Chevron	12,914	994,249
	ConocoPhillips	26,150	1,335,480
	Devon Energy	2,600	191,100
	EOG Resources	10,943	1,064,753
	Exxon Mobil	12,550	855,785
	Marathon Oil	19,815	618,624
	Occidental Petroleum	3,700	300,995
	Penn Virginia	3,800	80,902
†	Rosetta Resources	4,010	79,919
†	Swift Energy	2,720	65,171

			6,024,931

	Personal Products–0.02%
†	Chattem	870	81,171

			81,171

	Pharmaceuticals–1.31%
	Abbott Laboratories	4,450	240,256
	Allergan	15,500	976,655
	Bristol-Myers Squibb	30,300	765,075
	Johnson & Johnson	13,138	846,219
	Merck	30,150	1,101,682
	Pfizer	66,192	1,204,031

			5,133,918

	Professional Services–0.05%
	Administaff	2,820	66,523
†	CRA International	2,110	56,232
†	Kforce	4,830	60,375

			183,130

	Real Estate Investment Trusts–0.16%
	EastGroup Properties	2,350	89,958
	Entertainment Properties Trust	2,610	92,055
	Home Properties	2,600	124,046
	Host Hotels & Resorts	10,878	126,950
	Sovran Self Storage	2,570	91,826
	Tanger Factory Outlet Centers	2,500	97,475

			622,310

LVIP Delaware Foundation® Funds–17

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Road & Rail–0.10%
	Norfolk Southern	4,300	$225,406
	Union Pacific	2,350	150,165

			375,571

	Semiconductors & Semiconductor Equipment–0.39%
†	Amkor Technology	9,310	66,660
†	Applied Micro Circuits	7,550	56,399
†	Atheros Communications	3,030	103,747
	Intel	52,504	1,071,081
†	IXYS	7,870	58,395
†	ON Semiconductor	10,750	94,708
†	Semtech	4,010	68,210

			1,519,200

	Software–0.98%
†	Adobe Systems	16,100	592,158
	American Software Class A	6,020	36,120
†	Informatica	4,330	111,974
†	Intuit	25,000	767,749
†	JDA Software Group	3,490	88,890
†	Lawson Software	12,430	82,660
†	McAfee	4,050	164,309
	Microsoft	24,350	742,432
†	Nuance Communications	8,850	137,529
†	Progress Software	3,460	101,067
	Quality Systems	1,750	109,883
†	Radiant Systems	6,460	67,184
†	Smith Micro Software	6,360	58,130
†	SolarWinds	2,210	50,852
†	Symantec	40,205	719,267

			3,830,204

	Specialty Retail–0.84%
	American Eagle Outfitters	11,600	196,968
	Big 5 Sporting Goods	2,260	38,827
†	Citi Trends	2,800	77,336
†	DSW Class A	3,190	82,557
	Guess	5,200	219,960
†	Gymboree	2,210	96,113
†	Jo-Ann Stores	2,630	95,311
†	Jos. A. Bank Clothiers	830	35,018
	Lowe’s	53,100	1,242,008
	Staples	30,000	737,700
†	Tractor Supply	1,900	100,624
†	Ulta Salon Cosmetics & Fragrance	5,270	95,703
†	Urban Outfitters	7,450	260,676

			3,278,801

	Textiles, Apparel & Luxury Goods–0.32%
†	G-III Apparel Group	4,070	88,197
†	Iconix Brand Group	5,470	69,196
	Jones Apparel Group	3,920	62,955
	NIKE Class B	10,400	687,128
†	Perry Ellis International	3,740	56,324
	Phillips-Van Heusen	6,760	274,997

			1,238,797

	Thrifts & Mortgage Finance–0.06%
	Dime Community Bancshares	7,590	88,954
	Flushing Financial	5,460	61,480
	Provident Financial Services	6,120	65,178

			215,612

	Trading Companies & Distributors–0.03%
	Applied Industrial Technologies	3,470	76,583
†	Titan Machinery	3,680	42,467

			119,050

	Wireless Telecommunication Services–0.24%
†	Crown Castle International	24,400	952,576

			952,576

	Total U.S. Markets (Cost $64,347,486)		78,357,120

	§DEVELOPED MARKETS–8.67%
	Aerospace & Defense–0.14%
±	Finmeccanica	35,209	562,980

			562,980

	Air Freight & Logistics–0.18%
±	Deutsche Post	35,853	695,342

			695,342

	Airlines–0.17%
±	Singapore Airlines	63,979	677,479

			677,479

	Auto Components–0.20%
	Autoliv	17,900	776,144

			776,144

	Automobiles–0.30%
±	Bayerische Motoren Werke	14,208	649,987
±	Toyota Motor	12,300	518,914

			1,168,901

	Beverages–0.19%
±	Coca-Cola Amatil	72,508	747,597

			747,597

LVIP Delaware Foundation® Funds–18

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	DEVELOPED MARKETS (continued)

	Building Products–0.35%
±	Asahi Glass	66,000	$628,202
±	Cie de Saint-Gobain	14,014	759,200

			1,387,402

	Capital Markets–0.15%
±	UniCredito	173,238	578,499

			578,499

	Chemicals–0.50%
†	Agrium	12,000	738,001
±	Linde	4,904	587,889
	Syngenta ADR	11,400	641,478

			1,967,368

	Commercial Banks–0.66%
±	Banco Santander	41,124	678,659
±	Mitsubishi UFJ Financial Group	129,000	635,836
±	Nordea Bank	59,978	607,354
±	Standard Chartered	26,328	661,898

			2,583,747

	Communications Equipment–0.16%
±	Nokia	49,829	643,435

			643,435

	Construction Materials–0.15%
±	Lafarge	7,420	610,259

			610,259

	Diversified Financial Services–0.03%
±	First Pacific	165,607	100,648

			100,648

	Diversified Telecommunication Services–0.28%
	Philippine Long Distance Telephone ADR	2,200	124,674
±	Telstra	105,314	323,775
	TELUS	20,357	660,903

			1,109,352

	Electronic Equipment, Instruments & Components–0.21%
±	Koninklijke Philips Electronics	27,793	820,454

			820,454

	Energy Equipment & Services–0.21%
†	Nabors Industries	5,800	126,962
	Tenaris ADR	3,000	127,950
†	Transocean	6,700	554,760

			809,672

	Food & Staples Retailing–0.16%
±	Metro	10,424	640,708

			640,708

	Food Products–0.31%
±	Greggs	73,152	513,039
±	Parmalat	249,959	697,889

			1,210,928

	Hotels, Restaurants & Leisure–0.06%
±	Round One	40,000	237,393

			237,393

	Household Durables–0.14%
±	Techtronic Industries	669,000	554,558

			554,558

	Industrial Conglomerates–0.15%
±	Tomkins	191,172	597,191

			597,191

	Insurance–0.21%
	Aspen Insurance Holdings	6,280	159,826
	Assured Guaranty	2,110	45,914
±	AXA	22,395	525,115
	Max Capital Group	3,580	79,834

			810,689

	IT Services–0.40%
	Accenture Class A	3,750	155,625
†	CGI Group	105,453	1,429,258

			1,584,883

	Machinery–0.14%
±	Vallourec	3,100	560,104

			560,104

	Media–0.63%
±	Publicis Groupe	13,100	531,942
±	Teleperformance	21,930	710,616
†±	Tom Group	764,000	73,753
±	Vivendi	27,503	815,199
±	WPP	35,467	346,513

			2,478,023

	Metals & Mining–0.19%
	Alumina ADR	9,600	62,880
†	Anglo American ADR	12,600	275,806
±	ArcelorMittal	8,628	393,831

			732,517

LVIP Delaware Foundation® Funds–19

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	DEVELOPED MARKETS (continued)

	Multiline Retail–0.30%
±	Don Quijote	22,900	$556,047
±	PPR	5,093	610,529

			1,166,576

	Multi-Utilities–0.18%
±	National Grid	63,362	691,488

			691,488

	Oil, Gas & Consumable Fuels–0.46%
±	BP	51,412	497,315
±	CNOOC	436,000	679,237
	Noble	3,100	126,170
±	Total	7,597	487,308

			1,790,030

	Pharmaceuticals–0.78%
±	Astellas Pharma	15,600	582,393
±	AstraZeneca	5,867	275,706
†	Eurand	6,590	85,011
±	Novartis	13,248	722,765
	Novo Nordisk ADR	9,400	600,190
±	Novo Nordisk Class B	7,120	453,910
±	Sanofi-Aventis	4,230	332,218

			3,052,193

	Real Estate Management & Development–0.03%
±	Franshion Properties China	394,000	137,874

			137,874

	Specialty Retail–0.18%
±	Esprit Holdings	103,875	689,149

			689,149

	Textiles, Apparel & Luxury Goods–0.12%
±	Yue Yuen Industrial Holdings	167,000	483,487

			483,487

	Wireless Telecommunication Services–0.35%
	China Mobile ADR	6,200	287,866
	China Unicom Hong Kong ADR	36,500	478,515
±	Vodafone Group	268,867	622,335

			1,388,716

	Total Developed Markets (Cost $28,370,753)		34,045,786

×	EMERGING MARKETS–5.16%
	Air Freight & Logistics–0.02%
±	Sinotrans Class H	258,000	67,317

			67,317

	Automobiles–0.03%
±	Oriental Holdings	67,800	112,512

			112,512

	Beverages–0.05%
	Fomento Economico Mexicano ADR	4,100	196,308

			196,308

	Chemicals–0.17%
	Braskem ADR	12,200	200,202
±	Formosa Chemicals & Fibre	103,000	223,278
±	Israel Chemicals	12,800	167,845
±	Sinopec Shanghai Petrochemical	156,114	61,315

			652,640

	Commercial Banks–0.50%
	Banco Bradesco ADR	4,300	94,041
	Banco Santander Brasil ADR	15,600	217,464
±	Bangkok Bank	32,900	115,175
±	Bank Leumi Le-Israel	19,600	89,454
±	Hong Leong Bank	68,800	163,011
	Itau Unibanco Holding ADR	7,180	163,991
±	OTP Bank	3,265	93,175
@	Sberbank	155,324	436,305
±	Standard Bank Group	19,878	271,922
±	Turkiye Is Bankasi	39,515	166,479
	VTB Bank GDR	30,400	143,488

			1,954,505

	Construction & Engineering–0.08%
±	Alarko Holding	63,689	169,966
†	Empresas	50,662	118,156
†±	Metallurgical Corporation of China Class H	68,000	40,254

			328,376

	Construction Materials–0.15%
	Cemex ADR	15,700	185,574
±	Siam Cement NVDR	60,200	423,964

			609,538

	Diversified Financial Services–0.20%
	KB Financial Group ADR	9,522	484,194
±	Tongaat Hulett	10,699	142,441
±	Yazicilar Holding Class A	27,159	175,399

			802,034

LVIP Delaware Foundation® Funds–20

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	EMERGING MARKETS (continued)

	Diversified Telecommunication Services–0.33%
†±	Blue Label Telecoms	20,221	$14,013
±	China Telecom	282,000	116,607
	Chunghwa Telecom ADR	48,500	900,645
	KT ADR	15,500	260,710

			1,291,975

	Electric Utilities–0.41%
	Centrais Eletricas Brasileiras	51,500	1,073,729
	Korea Electric Power ADR	29,700	431,838
	Pampa Energia ADR	3,000	35,100
†±	Polska Grupa Energetyczna	6,024	51,458

			1,592,125

	Electronic Equipment, Instruments & Components–0.03%
	LG Display ADR	7,000	118,510

			118,510

	Food & Staples Retailing–0.03%
±	President Chain Store	45,712	108,569

			108,569

	Food Products–0.15%
	Brazil Foods ADR	5,800	303,746
±	CJ	2,590	139,222
±	Lotte Confectionery	150	166,266

			609,234

	Hotels, Restaurants & Leisure–0.03%
±	Sun International	9,434	120,588

			120,588

	Household Durables–0.04%
±	Turk Sise ve Cam Fabrikalari	115,322	144,392

			144,392

	Independent Power Producers & Energy Traders–0.06%
	AES Tiete	19,400	191,440
†±	Huadian Power International	228,000	60,233

			251,673

	Industrial Conglomerates–0.02%
±	Fosun International	117,720	81,607

			81,607

	Internet Software & Services–0.07%
†	Shanda Interactive Entertainment ADR	500	26,305
†	Sina	4,000	180,720
†±	SK Communications	5,891	78,634

			285,659

	IT Services–0.07%
†	Shanda Games ADR	10,000	101,900
±	Travelsky Technology	158,000	159,246

			261,146

	Machinery–0.02%
±	Hyundai Elevator	1,391	69,212

			69,212

	Media–0.09%
†	Focus Media Holding ADR	12,500	198,125
	Grupo Televisa ADR	6,700	139,092

			337,217

	Metals & Mining–0.52%
±	ArcelorMittal South Africa	6,591	90,957
	Cia de Minas Buenaventura ADR	7,300	244,331
	Gold Fields ADR	14,000	183,540
±	Impala Platinum Holdings	6,384	173,795
	MMC Norilsk Nickel ADR	5,261	75,390
	POSCO ADR	1,300	170,430
	Vale ADR	37,900	1,100,238

			2,038,681

	Oil, Gas & Consumable Fuels–1.11%
	China Petroleum & Chemical ADR	1,400	123,298
	Gazprom ADR	24,400	622,200
	LUKOIL ADR	6,200	349,680
	PetroChina ADR	3,100	368,776
	Petroleo Brasileiro ADR	32,900	1,482,445
±	Polski Koncern Naftowy Orlen	13,426	158,142
@	PTT Exploration & Production	36,900	162,696
#	Reliance Industries GDR 144A	6,400	303,040
	Sasol ADR	7,400	295,556
±	SK Energy	2,074	208,087
±	SK Holdings	587	44,732
±	Surgutneftegaz ADR	13,100	115,823
±	Tambang Batubara Bukit Asam	78,000	141,577

			4,376,052

	Paper & Forest Products–0.06%
†	Fibria Celulose ADR	10,147	231,757

			231,757

LVIP Delaware Foundation® Funds–21

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	EMERGING MARKETS (continued)

	Real Estate Management & Development–0.09%
	Cyrela Brazil Realty	4,817	$67,709
@	IRSA Inversiones y Representaciones GDR	11,600	110,200
±	KLCC Property Holdings	105,500	105,712
†±	UEM Land Holdings	194,900	84,171

			367,792

	Semiconductors & Semiconductor Equipment–0.36%
±	Samsung Electronics	1,352	925,835
±	Taiwan Semiconductor Manufacturing	119,594	241,001
±	United Microelectronics	444,000	239,830

			1,406,666

	Specialty Retail–0.04%
±	JD Group	23,626	156,387

			156,387

	Wireless Telecommunication Services–0.43%
	America Movil ADR	5,500	258,390
	Mobile Telesystems ADR	3,200	156,448
	SK Telecom ADR	22,600	367,476
	Tim Participacoes ADR	5,100	151,521
	Turkcell Iletisim Hizmet ADR	15,100	264,099
±	Vodacom Group	65,715	499,831

			1,697,765

	Total Emerging Markets (Cost $15,647,779)		20,270,237

	Total Common Stock (Cost $108,366,018)		132,673,143

	CONVERTIBLE PREFERRED STOCK–0.32%
	Freeport-McMoRan Copper & Gold 6.75% exercise price $72.91, expiration date 5/1/10	1,500	172,875
	Mylan 6.50% exercise price $17.08, expiration date 11/15/10	675	768,825
	Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49	1,710	307,219

	Total Convertible Preferred Stock
	(Cost $982,074)		1,248,919

	EXCHANGE-TRADED FUNDS–5.53%
	iShares MSCI EAFE Growth Index Fund	201,250	11,092,900
	iShares MSCI EAFE Index Fund	182,900	10,114,370
	iShares MSCI Emerging Market Index Fund	11,800	489,700

	Total Exchange-Traded Funds
	(Cost $18,239,362)		21,696,970

	PREFERRED STOCK–0.32%
•	Bank of America 8.125%	265,000	255,457
•	PNC Financial Services Group 8.25%	800,000	816,384
@	Transneft 0.939%	200	168,000

	Total Preferred Stock (Cost $1,164,437)		1,239,841

		Principal
		Amount

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.69%
	Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	90,176	97,594
	Fannie Mae REMICs Series 2003-122 AJ 4.50% 2/25/28	129,311	133,392
	Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	200,820	217,396
	Freddie Mac REMICs
	Series 2002-83 GH 5.00% 12/25/17	535,000	566,602
	Series 2326 ZQ 6.50% 6/15/31	21,591	23,356
	Series 2557 WE 5.00% 1/15/18	25,000	26,505
	Series 2622 PE 4.50% 5/15/18	25,000	26,038
	Series 2662 MA 4.50% 10/15/31	205,900	213,162
	Series 2694 QG 4.50% 1/15/29	25,000	26,078
	Series 2762 LG 5.00% 9/15/32	25,000	25,819
	Series 2890 PC 5.00% 7/15/30	25,000	26,189
	Series 3128 BC 5.00% 10/15/27	25,000	26,346
	Series 3131 MC 5.50% 4/15/33	285,000	302,054
	Series 3337 PB 5.50% 7/15/30	350,000	367,820
	Series 3416 GK 4.00% 7/15/22	242,842	250,787
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A 6.50% 9/25/43	156,010	169,008

LVIP Delaware Foundation® Funds–22

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

	Freddie Mac Structured Pass Through Securities (continued)
	•Series T-60 1A4C 5.395% 3/25/44	225,077	$228,523

	Total Agency Collateralized Mortgage Obligations (Cost $2,619,241)		2,726,669

	AGENCY MORTGAGE-BACKED SECURITIES–3.29%
	Fannie Mae 6.50% 8/1/17	102,308	109,705
•	Fannie Mae ARM
	5.007% 8/1/35	20,829	21,960
	5.144% 11/1/35	166,321	174,828
	5.373% 4/1/36	200,706	210,348
	Fannie Mae Relocation 15 yr 4.00% 9/1/20	423,156	416,807
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35	368,807	353,171
	5.00% 1/1/34	158,367	161,493
	5.00% 10/1/35	125,289	127,762
	5.00% 2/1/36	500,751	510,636
	Fannie Mae S.F. 15 yr
	4.50% 6/1/23	483,926	498,801
	5.50% 6/1/23	501,537	531,456
	Fannie Mae S.F. 30 yr
	4.50% 3/1/39	252,724	252,539
	5.00% 9/1/35	23,058	23,708
	5.00% 12/1/36	182,037	187,166
	5.00% 12/1/37	160,382	164,776
	5.00% 1/1/38	247,885	254,676
	5.00% 2/1/38	139,316	143,125
	5.00% 11/1/38	406,489	417,602
	5.50% 4/1/37	872,770	914,590
	6.50% 2/1/36	339,624	366,032
	6.50% 3/1/36	463,549	497,446
	6.50% 6/1/36	334,856	359,342
	6.50% 10/1/36	247,237	265,316
	6.50% 8/1/37	37,440	40,137
	6.50% 12/1/37	339,843	364,322
	7.00% 12/1/37	222,061	243,648
	7.50% 6/1/31	35,869	40,475
	7.50% 1/15/32	16,513	18,611
	Fannie Mae S.F. 30 yr TBA 4.50% 1/1/40	905,000	903,303
•	Freddie Mac ARM
	4.29% 12/1/33	18,420	19,063
	4.352% 4/1/34	29,234	30,239
	5.684% 7/1/36	184,349	194,536
	5.909% 6/1/37	19,852	21,083
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	86,224	88,417
	4.50% 5/1/20	22,213	23,077
	5.00% 6/1/18	182,196	192,058
	Freddie Mac S.F. 30 yr
	4.50% 10/1/35	32,039	32,083
	5.50% 3/1/37	746,877	783,249
	7.00% 11/1/33	6,238	6,868
	Freddie Mac S.F. 30 yr TBA
	4.00% 1/1/40	1,345,000	1,296,875
	5.00% 1/1/40	1,360,000	1,394,425
	GNMA I S.F. 30 yr 7.00% 12/15/34	245,488	270,738

	Total Agency Mortgage-Backed Securities
	(Cost $12,694,976)		12,926,492

	COMMERCIAL MORTGAGE-BACKED SECURITIES–2.87%
#	American Tower Trust 144A
	Series 2007-1A AFX 5.42% 4/15/37	400,000	411,000
	Series 2007-1A D 5.957% 4/15/37	55,000	56,100
•	Bank of America Commercial Mortgage Securities
	Series 2004-3 A5 5.398% 6/10/39	190,000	191,392
	Series 2005-1 A5 5.082% 11/10/42	225,000	223,198
	Series 2005-6 AM 5.179% 9/10/47	205,000	174,886
	Series 2007-4 AM 5.811% 2/10/51	185,000	133,528
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4 5.405% 12/11/40	540,000	529,197
	•Series 2005-T20 A4A 5.15% 10/12/42	400,000	392,560
	•Series 2006-PW12 A4 5.719% 9/11/38	280,000	284,322
	Series 2006-PW14 A4 5.201% 12/11/38	300,000	288,268
	Series 2007-PW15 A4 5.331% 2/11/44	350,000	302,041
	•Series 2007-PW16 A4 5.719% 6/11/40	305,000	277,236
	•Series 2007-T28 A4 5.742% 9/11/42	235,000	226,328
◆	Commercial Mortgage Pass Through Certificates
	•#Series 2001-J1A A2 144A
	6.457% 2/16/34	266,723	274,139
	•Series 2005-C6 A5A 5.116% 6/10/44	300,000	291,285
	Series 2006-C7 A2 5.691% 6/10/46	290,000	296,470

LVIP Delaware Foundation® Funds–23

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

#	Crown Castle Towers 144A
	Series 2005-1A C 5.074% 6/15/35	225,000	$227,250
	Series 2006-1A B 5.362% 11/15/36	190,000	194,750
	General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	120,000	126,449
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38	295,000	289,890
	Series 2005-GG4 A4 4.761% 7/10/39	220,000	199,229
	Series 2005-GG4 A4A 4.751% 7/10/39	255,000	246,882
	•Series 2006-GG6 A4 5.553% 4/10/38	275,000	250,804
	•#@Series 2006-RR3 A1S 144A 5.661% 7/18/56	425,000	123,250
	•Series 2007-GG10 A4 5.805% 8/10/45	330,000	283,353
•	Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	225,000	228,376
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37	310,000	322,245
	Series 2003-C1 A2 4.985% 1/12/37	580,000	590,467
	•Series 2005-LDP4 A4 4.918% 10/15/42	265,000	254,780
	•Series 2005-LDP5 A4 5.179% 12/15/44	360,000	356,390
	Series 2006-LDP9 A2 5.134% 5/15/47	150,000	143,436
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4 6.462% 3/15/31	485,000	513,191
	Series 2004-C1 A4 4.568% 1/15/31	440,000	430,393
#	Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	275,000	97,088
•	Morgan Stanley Capital I
	#Series 1999-FNV1 G 144A 6.12% 3/15/31	137,161	133,962
	Series 2007-IQ14 A4 5.692% 4/15/49	260,000	219,085
	Series 2007-T27 A4 5.649% 6/11/42	1,000,000	965,474
	Morgan Stanley Dean Witter Capital I
	•#Series 2001-TOP1 E 144A 7.366% 2/15/33	100,000	92,992
	Series 2003-TOP9 A2 4.74% 11/13/36	125,000	127,104
	Wachovia Bank Commercial Mortgage Trust Series 2006-C28 A2 5.50% 10/15/48	480,000	489,452

	Total Commercial Mortgage-Backed Securities
	(Cost $11,263,423)		11,258,242

	CONVERTIBLE BONDS–2.86%
	Biotechnology–0.11%
	Amgen 0.375% exercise price $79.48, expiration date 2/1/13	420,000	424,725

			424,725

	Capital Markets–0.07%
	Jefferies Group 3.875% exercise price $39.20, expiration date 11/1/29	265,000	263,013

			263,013

	Communications Equipment–0.11%
	Alcatel-Lucent USA 2.875% exercise price $16.75, expiration date 6/15/23	440,000	438,350

			438,350

	Computers & Peripherals–0.09%
	SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	440,000	369,050

			369,050

	Diversified Telecommunication Services–0.29%
	L-3 Communications Holdings 3.00% exercise price $100.14, expiration date 8/1/35	220,000	232,100
	Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	570,000	543,637
	Qwest Communications International 3.50% exercise price $5.01, expiration date 11/15/25	335,000	349,238

			1,124,975

LVIP Delaware Foundation® Funds–24

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CONVERTIBLE BONDS (continued)

	Energy Equipment & Services–0.16%
	Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	690,000	$621,863

			621,863

	Health Care Equipment & Supplies–0.30%
Ф	Hologic 2.00% exercise price $38.59, expiration date 12/15/37	635,000	545,306
	Inverness Medical Innovations 3.00% exercise price $43.98, expiration date 5/15/16	180,000	207,450
	Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	420,000	440,475

			1,193,231

	Household Durables–0.04%
	Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	176,000	164,120

			164,120

	Internet Software & Services–0.11%
	VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	460,000	411,125

			411,125

	Media–0.24%
	Interpublic Group 4.25% exercise price $12.42, expiration date 3/15/23	675,000	674,156
#	Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	230,000	273,700

			947,856

	Metals & Mining–0.01%
	Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	40,000	38,450

			38,450

	Oil, Gas & Consumable Fuels–0.12%
	Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	335,000	255,019
	Peabody Energy 4.75% exercise price $58.45, expiration date 12/15/41	204,000	207,060

			462,079

	Paper & Forest Products–0.25%
	Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	425,000	453,688
#	Sino Forrest 144A 5.00% exercise price $20.29, expiration date 8/1/13	435,000	516,018

			969,706

	Real Estate Investment Trusts–0.35%
#	Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	210,000	204,225
#	Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	445,000	581,280
	Health Care REIT 4.75% exercise price $50.00, expiration date 7/15/27	235,000	263,494
	National Retail Properties 5.125% exercise price $25.42, expiration date 6/15/28	320,000	341,600

			1,390,599

	Semiconductors & Semiconductor Equipment–0.30%
	Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	170,000	153,850
#	Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	615,000	709,556
	Linear Technology 3.00% exercise price $46.13, expiration date 5/1/27	325,000	327,438

			1,190,844

	Wireless Telecommunication Services–0.31%
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	190,000	158,175
	NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	150,000	138,375

LVIP Delaware Foundation® Funds–25

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CONVERTIBLE BONDS (continued)

	Wireless Telecommunication Services (continued)
#	SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	705,000	$928,838

			1,225,388

	Total Convertible Bonds (Cost $9,897,470)		11,235,374

	CORPORATE BONDS–37.95%
	Aerospace & Defense–0.00%
	L-3 Communications 6.125% 7/15/13	3,000	3,045

			3,045

	Airlines–0.00%
	Delta Air Lines 7.92% 11/18/10	3,000	3,015

			3,015

	Auto Components–0.60%
#	Allison Transmission 144A 11.00% 11/1/15	490,000	516,950
	America Axle & Manufacturing
	5.25% 2/11/14	230,000	200,675
	7.875% 3/1/17	115,000	97,750
	ArvinMeritor 8.125% 9/15/15	330,000	316,800
	Goodyear Tire & Rubber
	9.00% 7/1/15	4,000	4,180
	10.50% 5/15/16	386,000	428,460
	Tenneco 8.625% 11/15/14	315,000	319,331
#	TRW Automotive 144A
	7.00% 3/15/14	235,000	231,475
	7.25% 3/15/17	250,000	243,750

			2,359,371

	Automobiles–0.27%
	Ford Motor 7.45% 7/16/31	530,000	471,038
#	Volvo Treasury 144A 5.95% 4/1/15	555,000	573,352

			1,044,390

	Beverages–0.15%
#	Anheuser-Busch InBev Worldwide 144A 7.20% 1/15/14	505,000	573,258

			573,258

	Building Products–0.30%
	Building Materials 7.75% 8/1/14	148,000	147,260
•#	C8 Capital 144A 6.64% 12/31/49	505,000	351,292
	USG 6.30% 11/15/16	484,000	435,600
#	Voto-Votorantim Overseas Trading Operations 144A 6.625% 9/25/19	262,000	263,965

			1,198,117

	Capital Markets–1.95%
	Bank of New York Mellon 4.95% 3/15/15	570,000	599,393
#	Cemex Finance 144A 9.50% 12/14/16	115,000	121,038
	Credit Suisse/New York 6.00% 2/15/18	570,000	597,370
	E Trade Financial PIK 12.50% 11/30/17	281,000	320,691
	Goldman Sachs Group
	5.125% 1/15/15	825,000	867,829
	5.95% 1/18/18	185,000	195,667
	6.25% 9/1/17	567,000	608,987
	Jefferies Group
	6.25% 1/15/36	370,000	295,683
	6.45% 6/8/27	495,000	422,887
	LaBranchee 11.00% 5/15/12	575,000	555,594
	Lazard Group
	6.85% 6/15/17	496,000	499,887
	7.125% 5/15/15	46,000	47,808
	Morgan Stanley
	5.375% 10/15/15	1,115,000	1,153,503
	6.00% 4/28/15	350,000	373,252
	6.25% 8/28/17	420,000	438,970
	Nuveen Investments 10.50% 11/15/15	627,000	572,138

			7,670,697

	Chemicals–0.74%
	Cytec Industries 6.00% 10/1/15	161,000	169,935
	Dow Chemical
	5.70% 5/15/18	335,000	340,874
	8.55% 5/15/19	555,000	663,304
	Huntsman International
	7.375% 1/1/15	280,000	270,200
	7.875% 11/15/14	207,000	203,378
	Innophos 8.875% 8/15/14	284,000	289,680
	Lubrizol 8.875% 2/1/19	460,000	572,847
#	MacDermid 144A 9.50% 4/15/17	211,000	212,055

LVIP Delaware Foundation® Funds–26

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Chemicals (continued)
#	Momentive Performance Materials 144A 12.50% 6/15/14	165,000	$182,325
#	Nalco 144A 8.25% 5/15/17	3,000	3,203

			2,907,801

	Commercial Banks–2.98%
•	BAC Capital Trust XIV 5.63% 12/31/49	506,000	352,935
	Barclays Bank
	5.20% 7/10/14	240,000	254,658
	6.75% 5/22/19	515,000	575,462
	#144A 6.05% 12/4/17	875,000	891,880
	BB&T 5.25% 11/1/19	840,000	811,083
	BB&T Capital Trust II 6.75% 6/7/36	15,000	14,531
#@	CoBank ACB 144A 7.875% 4/16/18	250,000	271,297
	JPMorgan Chase Bank
	5.875% 6/13/16	250,000	262,678
	6.00% 10/1/17	350,000	375,318
	KeyBank 6.95% 2/1/28	760,000	652,914
	PNC Bank 6.875% 4/1/18	750,000	797,322
	PNC Funding
	5.25% 11/15/15	2,000	2,059
	5.625% 2/1/17	5,000	4,962
@	Popular North America Capital Trust I 6.564% 9/15/34	72,000	42,226
•#	Rabobank Nederland 144A 11.00% 12/29/49	790,000	965,885
	Regions Financial 7.75% 11/10/14	655,000	646,617
	Silicon Valley Bank
	5.70% 6/1/12	250,000	254,060
	6.05% 6/1/17	500,000	453,137
	U.S. Bank North America 4.95% 10/30/14	250,000	265,437
•	USB Capital IX 6.189% 4/15/49	710,000	577,763
	VTB Capital
	6.875% 5/29/18	135,000	136,350
	#144A 6.875% 5/29/18	110,000	110,000
	Wachovia
	5.25% 8/1/14	130,000	134,720
	5.625% 10/15/16	445,000	455,646
•	Wells Fargo Capital XIII 7.70% 12/29/49	1,470,000	1,433,249
	Westpac Banking 4.875% 11/19/19	440,000	435,124
	Zions Bancorporation
	5.50% 11/16/15	204,000	144,392
	5.65% 5/15/14	223,000	162,600
	6.00% 9/15/15	2,000	1,416
	7.75% 9/23/14	225,000	198,750

			11,684,471

	Commercial Services & Supplies–1.38%
	Allied Waste North America
	6.875% 6/1/17	55,000	58,454
	7.125% 5/15/16	1,085,000	1,157,003
	ARAMARK 8.50% 2/1/15	470,000	486,450
	Casella Waste Systems
	9.75% 2/1/13	165,000	163,763
	#144A 11.00% 7/15/14	175,000	190,313
	Cornell 10.75% 7/1/12	1,000	1,026
	Corrections Corporation of America 7.75% 6/1/17	166,000	171,810
	FTI Consulting
	7.625% 6/15/13	307,000	312,756
	7.75% 10/1/16	2,000	2,035
	Global Cash Access/Finance 8.75% 3/15/12	109,000	109,136
	Interface
	9.50% 2/1/14	85,000	84,044
	#144A 11.375% 11/1/13	65,000	72,963
	International Lease Finance
	5.25% 1/10/13	80,000	65,294
	5.35% 3/1/12	238,000	206,707
	5.55% 9/5/12	5,000	4,166
	5.625% 9/20/13	125,000	98,129
	5.875% 5/1/13	180,000	143,178
	6.375% 3/25/13	1,282,000	1,054,758
	6.625% 11/15/13	620,000	499,491
	Iron Mountain
	6.625% 1/1/16	2,000	1,970
	8.00% 6/15/20	309,000	315,180
	8.75% 7/15/18	26,000	27,105
	Mobile Mini 6.875% 5/1/15	32,000	30,400
	Mobile Services/Storage 9.75% 8/1/14	155,000	161,975

			5,418,106

LVIP Delaware Foundation® Funds–27

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	Communications Equipment–0.03%
	Alcatel-Lucent USA 6.45% 3/15/29		153,000	$110,351

				110,351

	Consumer Finance–1.15%
	Capital One Bank 8.80% 7/15/19		1,260,000	1,491,392
	Cardtronics 9.25% 8/15/13		313,000	323,564
	Ford Motor Credit 12.00% 5/15/15		1,080,000	1,253,664
	GMAC
	6.00% 12/15/11		2,000	1,980
	6.875% 8/28/12		161,000	159,390
	#144A 6.875% 9/15/11		1,053,000	1,047,735
#	National Money Market 144A 10.375% 12/15/16		225,000	231,188

				4,508,913

	Containers & Packaging–0.76%
#	BWAY 144A 10.00% 4/15/14		377,000	400,563
	Crown Americas
	7.625% 11/15/13		75,000	77,813
	#144A 7.625% 5/15/17		2,000	2,085
	Graham Packaging 9.875% 10/15/14		448,000	459,199
	Graphic Packaging International
	9.50% 8/15/13		570,000	591,374
	#144A 9.50% 6/15/17		82,000	87,330
#	Greif 144A 7.75% 8/1/19		115,000	117,875
	Intertape Polymer 8.50% 8/1/14		116,000	99,905
#	Plastipak Holdings 144A
	8.50% 12/15/15		3,000	3,094
	10.625% 8/15/19		280,000	310,100
	Pregis 12.375% 10/15/13		373,000	363,209
	Smurfit Kappa Funding 7.75% 4/1/15		140,000	135,275
	Solo Cup 8.50% 2/15/14		333,000	327,173

				2,974,995

	Diversified Consumer Services–0.18%
	Yale University 2.90% 10/15/14		690,000	688,211

				668,211

	Diversified Financial Services–2.81%
	AgriBank FCB 9.125% 7/15/19		500,000	550,365
	AMH Holdings 11.25% 3/1/14		35,000	33,950
	Bank of America
	5.125% 11/15/14		2,000	2,076
	5.30% 3/15/17		255,000	250,291
	5.75% 12/1/17		160,000	164,102
	6.10% 6/15/17		565,000	575,110
	7.375% 5/15/14		650,000	738,260
	Capital One Capital V 10.25% 8/15/39		280,000	326,344
	Capital One Capital VI 8.875% 5/15/40		70,000	75,075
#	CDP Financial 144A
	4.40% 11/25/19		765,000	734,232
	5.60% 11/25/39		535,000	518,674
	Citigroup
	6.01% 1/15/15		435,000	444,655
	6.375% 8/12/14		885,000	927,433
	6.50% 8/19/13		627,000	668,415
•	Citigroup Capital XXI 8.30% 12/21/57		135,000	130,613
	Export-Import Bank of Korea 5.875% 1/14/15		775,000	833,475
	General Electric Capital
	6.00% 8/7/19		1,817,000	1,889,625
	6.75% 3/15/32		2,000	2,045
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65		160,000	84,800
	JPMorgan Chase Capital XVIII 6.95% 8/17/36		165,000	160,779
	JPMorgan Chase Capital XXII 6.45% 2/2/37		310,000	285,363
	JPMorgan Chase Capital XXV 6.80% 10/1/37		597,000	594,995
	Korea Development Bank 5.30% 1/17/13		270,000	283,912
#	National Agricultural Cooperative Federation 144A 5.00% 9/30/14		227,000	235,764
	Rentenbank 6.00% 7/15/14	AUD	320,000	286,245
•#	USB Realty 144A 6.091% 12/22/49		300,000	221,250

				11,017,848

LVIP Delaware Foundation® Funds–28

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Diversified Telecommunication Services–2.26%
	AT&T 6.50% 9/1/37	825,000	$857,901
	Cincinnati Bell
	7.00% 2/15/15	211,000	209,418
	8.25% 10/15/17	245,000	249,900
#	Clearwire Communications 144A 12.00% 12/1/15	790,000	805,800
	Deutsche Telekom International Finance 5.25% 7/22/13	240,000	254,968
#	DigitalGlobe 144A 10.50% 5/1/14	2,000	2,150
#	GCI 144A 8.625% 11/15/19	95,000	96,306
#	Global Crossing 144A 12.00% 9/15/15	315,000	347,288
	Hughes Network Systems/Finance 9.50% 4/15/14	374,000	388,025
#	Intelsat Bermuda 144A 11.25% 2/4/17	655,000	659,913
	Intelsat Jackson Holdings 11.25% 6/15/16	865,000	940,687
	Intelsat Subsidiary Holding 8.875% 1/15/15	3,000	3,120
	Level 3 Financing
	9.25% 11/1/14	185,000	175,750
	12.25% 3/15/13	145,000	154,425
#	Nordic Telephone Holdings 144A 8.875% 5/1/16	250,000	265,625
	PAETEC Holding 8.875% 6/30/17	80,000	81,400
#	Qwest 144A 8.375% 5/1/16	370,000	398,675
	Telecom Italia Capital
	5.25% 10/1/15	535,000	560,059
	7.175% 6/18/19	550,000	614,244
	Telesat Canada
	11.00% 11/1/15	347,000	378,230
	12.50% 11/1/17	113,000	124,865
	Time Warner Telecom Holdings 9.25% 2/15/14	30,000	31,088
	Verizon Communictions 6.40% 2/15/38	325,000	340,889
#	Wind Acquisition Finance 144A
	11.75% 7/15/17	570,000	625,575
	12.00% 12/1/15	180,000	193,500
	Windstream 8.125% 8/1/13	112,000	116,760

			8,876,561

	Electric Utilities–1.78%
	Ameren 8.875% 5/15/14	170,000	191,122
#	American Transmission Systems 144A 5.25% 1/15/22	295,000	291,940
#	Calpine Construction Finance 144A 8.00% 6/1/16	278,000	287,730
#	Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	525,000	571,594
	Edison Mission Energy
	7.20% 5/15/19	4,000	3,050
	7.50% 6/15/13	220,000	207,900
#	Enel Finance International 144A 5.125% 10/7/19	720,000	725,828
	Energy Future Holdings 10.875% 11/1/17	140,000	115,150
	Illinois Power 9.75% 11/15/18	967,000	1,204,316
#	Majapahit Holding 144A 8.00% 8/7/19	393,000	416,580
	Mirant Americas Generation 8.50% 10/1/21	375,000	358,125
	Mirant North America 7.375% 12/31/13	1,000	994
	Pennsylvania Electric 5.20% 4/1/20	725,000	715,441
	PPL Electric Utilities 7.125% 11/30/13	215,000	245,972
	Progress Energy 4.875% 12/1/19	400,000	389,474
	Public Service Company of Oklahoma 5.15% 12/1/19	730,000	726,161
•	Puget Sound Energy 6.974% 6/1/67	230,000	203,221
	Texas Competitive Electric Holdings 10.25% 11/1/15	395,000	321,925

			6,976,523

	Electronic Equipment, Instruments & Components–0.17%
	Anixter 10.00% 3/15/14	172,000	190,920
	Jabil Circuit 7.75% 7/15/16	155,000	163,525
	Sanmina-SCI 8.125% 3/1/16	323,000	323,808

			678,253

LVIP Delaware Foundation® Funds–29

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Energy Equipment & Services–0.69%
	Cie Generale de Geophysique-Veritas 7.75% 5/15/17	235,000	$234,413
	Complete Production Services 8.00% 12/15/16	227,000	225,014
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	168,000	173,040
#	Hercules Offshore 144A 10.50% 10/15/17	260,000	275,600
	Key Energy Services 8.375% 12/1/14	205,000	206,538
	Pride International 8.50% 6/15/19	585,000	678,600
	Weatherford International
	4.95% 10/15/13	320,000	333,999
	5.95% 6/15/12	120,000	128,500
	9.625% 3/1/19	370,000	462,021

			2,717,725

	Food & Staples Retailing–0.62%
	CVS Caremark 6.60% 3/15/19	120,000	131,544
◆#	CVS Pass Through Trust 144A 8.353% 7/10/31	1,186,874	1,309,264
	Duane Reade 11.75% 8/1/15	5,000	5,450
	Ingles Markets 8.875% 5/15/17	139,000	145,255
	New Albertsons 7.25% 5/1/13	1,000	1,018
	Rite Aid 9.375% 12/15/15	390,000	345,149
	Supervalu
	7.50% 11/15/14	145,000	147,538
	8.00% 5/1/16	266,000	271,320
#	Tops Markets 144A 10.125% 10/15/15	90,000	93,150

			2,449,688

	Food Products–0.19%
#	Dole Food 144A
	8.00% 10/1/16	290,000	295,800
	13.875% 3/15/14	2,000	2,415
#	JBS USA Finance 144A 11.625% 5/1/14	26,000	29,575
#	M-Foods Holdings 144A 9.75% 10/1/13	2,000	2,088
	Smithfield Foods
	7.75% 5/15/13	333,000	324,675
	#144A 10.00% 7/15/14	85,000	92,650
#	Tyson Foods 144A 10.50% 3/1/14	4,000	4,590

			751,793

	Gas Utilities–0.00%
	AmeriGas Partners 7.125% 5/20/16	2,000	2,010
	Inergy Finance
	6.875% 12/15/14	2,000	1,985
	8.25% 3/1/16	2,000	2,040

			6,035

	Health Care Equipment & Supplies–1.16%
	Accellent 10.50% 12/1/13	260,000	251,550
	Bausch & Lomb 9.875% 11/1/15	308,000	326,480
	Beckman Coulter
	6.00% 6/1/15	325,000	354,741
	7.00% 6/1/19	400,000	454,102
	Biomet 11.625% 10/15/17	82,000	91,020
	Biomet PIK 10.375% 10/15/17	118,000	128,620
#	CareFusion 144A 6.375% 8/1/19	975,000	1,045,639
	DJO Finance 10.875% 11/15/14	170,000	180,200
	Hospira 6.40% 5/15/15	1,015,000	1,124,708
	Inverness Medical Innovations 9.00% 5/15/16	250,000	256,875
#	Novasep Holding 144A 9.75% 12/15/16	350,000	343,000
	Universal Hospital Services PIK 8.50% 6/1/15	3,000	2,970

			4,559,905

	Health Care Providers & Services–1.72%
#	Alliance HealthCare Services 144A 8.00% 12/1/16	170,000	166,600
	Community Health Systems 8.875% 7/15/15	469,000	486,588
	HCA 9.25% 11/15/16	658,000	708,172
	Medco Health Solutions 7.125% 3/15/18	730,000	821,915
	Psychiatric Solutions
	7.75% 7/15/15	310,000	301,475
	#144A 7.75% 7/15/15	5,000	4,738
	Quest Diagnostic
	5.45% 11/1/15	614,000	664,626

LVIP Delaware Foundation® Funds–30

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Health Care Providers & Services (continued)
	6.40% 7/1/17	762,000	$837,429
	Select Medical 7.625% 2/1/15	520,000	507,000
	Tenet Healthcare 7.375% 2/1/13	333,000	335,498
	UnitedHealth Group
	5.80% 3/15/36	224,000	201,396
	6.00% 2/15/18	545,000	563,857
•	US Oncology Holdings PIK 6.428% 3/15/12	391,000	367,540
	WellPoint
	5.00% 12/15/14	74,000	77,068
	6.00% 2/15/14	665,000	721,845

			6,765,747

	Hotels, Restaurants & Leisure–1.10%
	Carrols 9.00% 1/15/13	40,000	40,800
	Darden Restaurants 6.80% 10/15/37	430,000	447,279
#	Galaxy Entertainment Finance 144A 9.875% 12/15/12	345,000	346,725
	Gaylord Entertainment 6.75% 11/15/14	4,000	3,740
#	Harrahs Operating 144A 10.00% 12/15/18	470,000	379,525
#	Harrahs Operating Escrow 144A 11.25% 6/1/17	353,000	371,091
#	Landry’s Restaurants 144A 11.625% 12/1/15	80,000	85,200
	MGM MIRAGE
	6.625% 7/15/15	2,000	1,565
	7.50% 6/1/16	241,000	189,185
	7.625% 1/15/17	429,000	335,693
	13.00% 11/15/13	72,000	82,980
	#144A 10.375% 5/15/14	45,000	49,050
	#144A 11.125% 11/15/17	142,000	157,975
	#144A 11.375% 3/1/18	65,000	58,500
	Mohegan Tribal Gaming Authority 6.875% 2/15/15	135,000	88,425
#	NCL 144A 11.75% 11/15/16	120,000	119,100
	OSI Restaurant Partners 10.00% 6/15/15	188,000	166,850
	Pinnacle Entertainment
	7.50% 6/15/15	475,000	439,375
	#144A 8.625% 8/1/17	140,000	143,500
#@	Pokagon Gaming Authority 144A 10.375% 6/15/14	135,000	141,075
	Royal Caribbean Cruises
	6.875% 12/1/13	175,000	172,813
	7.00% 6/15/13	15,000	15,038
#	Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	279,000	213,435
	Speedway Motorsports 8.75% 6/1/16	4,000	4,240
	Wynn Las Vegas 6.625% 12/1/14	285,000	276,806

			4,329,965

	Household Durables–0.44%
	Beazer Homes USA 8.625% 5/15/11	187,000	183,260
	Jarden 8.00% 5/1/16	241,000	250,038
	K Hovnanian Enterprises
	6.25% 1/15/15	85,000	61,200
	7.50% 5/15/16	155,000	111,600
	#144A 10.625% 10/15/16	160,000	168,000
	M/I Homes 6.875% 4/1/12	2,000	1,895
	Meritage Homes
	6.25% 3/15/15	1,000	925
	7.00% 5/1/14	5,000	4,800
	Mohawk Industries 6.875% 1/15/16	3,000	3,000
#	Norcraft 144A 10.50% 12/15/15	120,000	123,600
	Norcraft Holdings 9.75% 9/1/12	160,000	154,400
	Ryland Group 8.40% 5/15/17	155,000	166,625
#	Standard Pacific Escrow 144A 10.75% 9/15/16	180,000	184,500
	Yankee Acquisition 9.75% 2/15/17	320,000	316,800

			1,730,643

	Independent Power Producers & Energy Traders–0.51%
	AES
	7.75% 3/1/14	1,000	1,020
	8.00% 10/15/17	3,000	3,094
	8.00% 6/1/20	1,144,000	1,169,740
	#144A 8.75% 5/15/13	1,000	1,030
	NRG Energy
	7.25% 2/1/14	65,000	65,975
	7.375% 2/1/16	536,000	538,010
	7.375% 1/15/17	38,000	38,190
	RRI Energy 7.625% 6/15/14	2,000	1,990

LVIP Delaware Foundation® Funds–31

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Independent Power Producers & Energy Traders (continued)
	TXU 5.55% 11/15/14	245,000	$174,979

			1,994,028

	Industrial Conglomerates–0.24%
	Orion Power Holdings 12.00% 5/1/10	209,000	215,270
	Tyco International Finance 8.50% 1/15/19	600,000	725,837

			941,107

	Insurance–0.35%
	MetLife 6.817% 8/15/18	810,000	903,634
•#	MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	456,000
‡=@#	Twin Reefs Pass Through Trust 144A 1.386% 12/31/49	200,000	0

			1,359,634

	Internet Software & Services–0.13%
#	GXS Worldwide 144A 9.75% 6/15/15	355,000	350,563
#	Terremark Worldwide 144A 12.00% 6/15/17	135,000	149,850

			500,413

	IT Services–0.37%
	First Data 9.875% 9/24/15	1,005,000	942,188
	SunGard Data Systems 10.25% 8/15/15	304,000	325,280
#	Unisys 144A 12.75% 10/15/14	155,000	179,800

			1,447,268

	Leisure Equipment & Products–0.02%
	Eastman Kodak 7.25% 11/15/13	95,000	78,850

			78,850

	Life Sciences Tools & Services–0.00%
#	Bio-Rad Laboratories 144A 8.00% 9/15/16	2,000	2,115

			2,115

	Machinery–0.18%
#	Case New Holland 144A 7.75% 9/1/13	180,000	184,950
#	CPM Holdings 144A 10.625% 9/1/14	55,000	58,300
	RBS Global/Rexnord 11.75% 8/1/16	158,000	157,210
	Terex 8.00% 11/15/17	185,000	178,988
	Thermadyne Holdings 10.50% 2/1/14	4,000	3,805
#	TriMas 144A 9.75% 12/15/17	130,000	128,213

			711,466

	Media–3.63%
	Affinion Group 11.50% 10/15/15	145,000	152,613
#	Cablevision Systems 144A 8.625% 9/15/17	130,000	136,013
	CCH II Capital 13.50% 11/30/16	295,000	348,838
#	Cengage Learning Acquisitions 144A 10.50% 1/15/15	195,000	187,444
#	Cequel Communications Holdings 144A 8.625% 11/15/17	100,000	101,500
#	Charter Communications Operating 144A 10.875% 9/15/14	316,000	355,500
#	Columbus International 144A 11.50% 11/20/14	330,000	348,150
	Comcast
	4.95% 6/15/16	400,000	411,355
	6.50% 1/15/15	570,000	639,293
#	Cox Communications 144A
	5.875% 12/1/16	255,000	270,293
	6.95% 6/1/38	875,000	929,792
	8.375% 3/1/39	95,000	118,662
	CSC Holdings
	6.75% 4/15/12	24,000	24,900
	#144A 8.50% 6/15/15	1,000	1,070
	DIRECTV Holdings
	#144A 4.75% 10/1/14	170,000	173,712
	7.625% 5/15/16	1,095,000	1,197,814
	Echostar DBS
	7.125% 2/1/16	182,000	186,778
	#144A 7.875% 9/1/19	865,000	911,494
	Interpublic Group
	6.25% 11/15/14	8,000	7,720
	#144A 10.00% 7/15/17	250,000	278,750
	Lamar Media 6.625% 8/15/15	354,000	341,650
	LIN Television 6.50% 5/15/13	40,000	38,200

LVIP Delaware Foundation® Funds–32

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	Media (continued)
#	Mediacom Capital 144A 9.125% 8/15/19		190,000	$194,750
#	NET Servicos de Comunicacao 144A 7.50% 1/27/20		200,000	205,000
	Nielsen Finance
	10.00% 8/1/14		228,000	238,830
	11.50% 5/1/16		75,000	84,188
	11.625% 2/1/14		245,000	276,544
Ω12.50% 8/1/16			135,000	123,863
#	Rainbow National Services 144A 10.375% 9/1/14		2,000	2,120
	Shaw Communication 6.75% 11/9/39	CAD	1,449,000	1,364,623
#	Sinclair Television Group 144A 9.25% 11/1/17		140,000	146,300
	Sirius Satellite 9.625% 8/1/13		85,000	85,000
#	Sirius XM Radio 144A 9.75% 9/1/15		30,000	31,725
#	Telcordia Technologies 144A 10.00% 3/15/13		420,000	375,900
	Time Warner Cable 8.25% 4/1/19		932,000	1,111,960
#	Univision Communications 144A 12.00% 7/1/14		230,000	254,438
	Videotron 9.125% 4/15/18		3,000	3,315
#	Vivendi 144A
	5.75% 4/4/13		825,000	868,002
	6.625% 4/4/18		395,000	428,782
	WPP Finance 8.00% 9/15/14		1,010,000	1,149,773
#	XM Satellite Radio 144A 13.00% 8/1/13		55,000	60,019
	XM Satellite Radio Holdings PIK 10.00% 6/1/11		95,000	95,475

				14,262,148

	Metals & Mining–1.38%
#	Algoma Acqusition 144A 9.875% 6/15/15		230,000	196,938
	ArcelorMittal
	6.125% 6/1/18		295,000	304,890
	9.85% 6/1/19		400,000	518,209
	California Steel Industries 6.125% 3/15/14		2,000	1,885
	Century Aluminum 8.00% 5/15/14		191,900	188,062
#	Compass Minerals International 144A 8.00% 6/1/19		4,000	4,140
#	Essar Steel Algoma 144A 9.375% 3/15/15		240,000	237,900
#	FMG Finance 144A 10.625% 9/1/16		320,000	355,600
	Freeport-McMoRan Copper & Gold 8.375% 4/1/17		540,000	592,110
#	Gerdau Holdings 144A 7.00% 1/20/20		127,000	131,128
•	Noranda Aluminum Acquisition PIK 5.274% 5/15/15		188,639	147,374
	Novelis 7.25% 2/15/15		175,000	167,563
	#144A 11.50% 2/15/15		180,000	193,725
	Reliance Steel & Aluminum 6.85% 11/15/36		330,000	278,331
	Ryerson
	•7.656% 11/1/14		2,000	1,853
	12.00% 11/1/15		121,000	127,050
#	Severstal 144A 9.75% 7/29/13		319,000	322,988
	Southern Copper 7.50% 7/27/35		226,000	224,494
	Steel Dynamics
	6.75% 4/1/15		155,000	154,419
	7.75% 4/15/16		140,000	146,475
	Teck Resources
	10.25% 5/15/16		72,000	84,240
	#144A 10.75% 5/15/19		322,000	386,400
	United States Steel 7.00% 2/1/18		4,000	3,924
	Vale Overseas
	6.875% 11/21/36		233,000	233,387
	6.875% 11/10/39		405,000	409,747

				5,412,832

	Multiline Retail–0.55%
	Burlington Coat Factory Investment Holdings 14.50% 10/15/14		555,000	557,775
	Burlington Coat Factory Warehouse 11.125% 4/15/14		165,000	171,188
	Macy’s Retail Holdings
	6.65% 7/15/24		253,000	231,495
	8.875% 7/15/15		364,000	403,130
	Nordstrom
	6.75% 6/1/14		270,000	301,826
	7.00% 1/15/38		450,000	499,821

				2,165,235

LVIP Delaware Foundation® Funds–33

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	MultI-Utilities–0.09%
	Sempra Energy 6.00% 10/15/39	375,000	$371,567

			371,567

	Office Electronics–0.18%
	Xerox
	4.25% 2/15/15	480,000	477,196
	8.25% 5/15/14	195,000	223,897

			701,093

	Oil, Gas & Consumable Fuels–3.39%
#	Adaro Indonesia 144A 7.625% 10/22/19	139,000	138,131
#	Arch Coal 144A 8.75% 8/1/16	125,000	132,813
	Berry Petroleum 10.25% 6/1/14	187,000	204,298
	Chesapeake Energy
	6.50% 8/15/17	460,000	453,100
	6.625% 1/15/16	5,000	4,975
	7.25% 12/15/18	131,000	132,638
	Copano Energy 7.75% 6/1/18	4,000	4,030
	Denbury Resources
	7.50% 4/1/13	91,000	91,910
	9.75% 3/1/16	82,000	87,945
	Dynergy Holdings
	7.75% 6/1/19	174,000	151,815
	8.375% 5/1/16	190,000	181,450
	El Paso
	6.875% 6/15/14	101,000	101,430
	7.00% 6/15/17	4,000	3,987
	7.25% 6/1/18	121,000	120,153
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11	232,000	238,997
	Enbridge Energy 9.875% 3/1/19	525,000	665,840
	Energy Transfer Partners 9.70% 3/15/19	225,000	278,344
	Enterprise Products Operating
	5.00% 3/1/15	200,000	205,786
	•8.375% 8/1/66	395,000	385,602
	9.75% 1/31/14	360,000	430,021
	Forest Oil 7.25% 6/15/19	179,000	177,658
#	Gaz Capital 144A
	7.288% 8/16/37	118,000	109,445
	9.25% 4/23/19	100,000	112,000
#	Hilcorp Energy I 144A
	7.75% 11/1/15	323,000	318,155
	9.00% 6/1/16	3,000	3,060
#	Holly 144A 9.875% 6/15/17	168,000	177,660
	International Coal Group 10.25% 7/15/14	339,000	327,559
	Kinder Morgan Energy Partners
	6.85% 2/15/20	25,000	27,783
	9.00% 2/1/19	410,000	505,325
	Mariner Energy 8.00% 5/15/17	364,000	351,260
	MarkWest Energy Partners 8.75% 4/15/18	3,000	3,105
	Massey Energy 6.875% 12/15/13	243,000	243,911
#	Midcontinent Express Pipeline 144A 6.70% 9/15/19	515,000	529,148
#	Murray Energy 144A 10.25% 10/15/15	140,000	140,000
	Nexen 7.50% 7/30/39	585,000	672,829
	Noble Energy 8.25% 3/1/19	445,000	533,278
	OPTI Canada
	7.875% 12/15/14	67,000	55,275
	8.25% 12/15/14	292,000	241,995
	Petrobras International Finance 5.75% 1/20/20	410,000	419,138
	Petrohawk Energy
	7.875% 6/1/15	77,000	78,155
	9.125% 7/15/13	7,000	7,350
	#144A 10.50% 8/1/14	190,000	208,525
	Petroleum Development 12.00% 2/15/18	2,000	2,073
#	Petronas Capital 144A 5.25% 8/12/19	276,000	277,163
	Plains All American Pipeline 5.75% 1/15/20	1,072,000	1,074,824
	Plains Exploration & Production 8.625% 10/15/19	80,000	82,600
#	Power Sector Assets & Liabilities Management 144A 7.39% 12/2/24	185,000	191,475
	Quicksilver Resources
	7.125% 4/1/16	185,000	173,438
	11.75% 1/1/16	80,000	91,200
	Range Resources 8.00% 5/15/19	188,000	202,100
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	315,000	330,330

LVIP Delaware Foundation® Funds–34

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Oil, Gas & Consumable Fuels (continued)
	Regency Energy Partners
	8.375% 12/15/13	2,000	$2,080
	#144A 9.375% 6/1/16	3,000	3,210
#	SandRidge Energy 144A
	8.75% 1/15/20	220,000	221,100
	9.875% 5/15/16	287,000	303,503
•	TransCanada Pipelines 6.35% 5/15/67	430,000	404,032
#	Woodside Finance 144A
	4.50% 11/10/14	505,000	510,053
	5.00% 11/15/13	170,000	174,071

			13,299,131

	Paper & Forest Products–0.30%
#	Georgia-Pacific 144A 8.25% 5/1/16	309,000	329,085
	International Paper 7.30% 11/15/39	190,000	202,197
#	NewPage 144A 11.375% 12/31/14	295,000	299,425
@#	Norske Skogindustrier 144A 7.125% 10/15/33	3,000	1,620
#	PE Paper Escrow 144A 12.00% 8/1/14	100,000	110,696
#	Sappi Papier Holding 144A 6.75% 6/15/12	240,000	230,052

			1,173,075

	Real Estate Investment Trusts–0.36%
	Developers Diversified Realty
	5.375% 10/15/12	245,000	230,409
	9.625% 3/15/16	100,000	104,518
	Host Hotels & Resorts
	7.125% 11/1/13	285,000	291,056
	#144A 9.00% 5/15/17	5,000	5,431
	ProLogis 7.375% 10/30/19	580,000	573,099
	Regency Centers 5.875% 6/15/17	211,000	195,546

			1,400,059

	Road & Rail–0.13%
	Kansas City Southern de Mexico 9.375% 5/1/12	475,000	495,188

			495,188

	Semiconductors & Semiconductor Equipment–0.28%
	Freescale Semiconductor 8.875% 12/15/14	1,185,000	1,093,163

			1,093,163

	Specialty Retail–0.18%
	Sally Holdings/ Capital 10.50% 11/15/16	341,000	368,280
	Toys R Us 7.625% 8/1/11	78,000	79,658
#	Toys R Us Property 144A 10.75% 7/15/17	230,000	253,000

			700,938

	Textiles, Apparel & Luxury Goods–0.15%
#	Invista 144A 9.25% 5/1/12	259,000	264,180
	Quiksilver 6.875% 4/15/15	400,000	330,000

			594,180

	Tobacco–0.10%
#	Alliance One International 144A 10.00% 7/15/16	385,000	406,175

			406,175

	Trading Companies & Distributors–0.49%
#	Ashtead Capital 144A 9.00% 8/15/16	250,000	251,563
#	Ashtead Holdings 144A 8.625% 8/1/15	75,000	75,750
	Avis Budget Car Rental
	7.625% 5/15/14	230,000	219,650
	7.75% 5/15/16	170,000	159,800
	Hertz
	8.875% 1/1/14	433,000	444,907
	10.50% 1/1/16	222,000	238,095
	RSC Equipment Rental
	9.50% 12/1/14	328,000	330,050
	#144A 10.25% 11/15/19	200,000	201,750

			1,921,565

	Wireless Telecommunication Services–1.51%
	America Movil 5.625% 11/15/17	162,000	168,535
	American Tower 7.00% 10/15/17	450,000	500,625
	Cricket Communications
	9.375% 11/1/14	543,000	548,430
	#144A 7.75% 5/15/16	3,000	3,008
	Crown Castle International 9.00% 1/15/15	207,000	221,490
#	Digicel Group 144A
	8.875% 1/15/15	240,000	234,000
	12.00% 4/1/14	590,000	657,850
	MetroPCS Wireless
	9.25% 11/1/14	472,000	480,260
	#144A 9.25% 11/1/14	45,000	45,788

LVIP Delaware Foundation® Funds–35

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Wireless Telecommunication Services (continued)
#	NII Capital 144A
	8.875% 12/15/19	160,000	$156,600
	10.00% 8/15/16	280,000	294,700
	Sprint Capital
	6.875% 11/15/28	355,000	296,869
	8.75% 3/15/32	820,000	776,949
	Sprint Nextel 6.00% 12/1/16	242,000	222,035
	Virgin Media Finance 8.375% 10/15/19	145,000	149,894
	Vodafone Group
	5.00% 12/16/13	2,000	2,120
	5.00% 9/15/15	600,000	629,677
	5.375% 1/30/15	515,000	554,064

			5,942,894

	Total Corporate Bonds (Cost $140,742,395)		148,979,551

	MUNICIPAL BONDS–0.53%
	California State 7.30% 10/1/39	400,000	379,788
	California State Taxable Various Purpose 7.55% 4/1/39	905,000	892,248
	New Jersey Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/29	320,000	309,098
	Oregon State Taxable Pension 5.892% 6/1/27	485,000	489,186

	Total Municipal Bonds (Cost $2,056,565)		2,070,320

	NON-AGENCY ASSET-BACKED SECURITIES–2.37%
•#	AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.186% 10/6/21	370,000	371,406
#	Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	1,140,000	1,131,635
#	Cabela’s Master Credit Card Trust Series 2008-1A A1 144A 4.31% 12/16/13	360,000	368,084
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	275,222	279,144
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	150,000	162,102
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12	57,446	58,474
	Series 2008-A A3 4.94% 4/25/14	330,000	337,734
•	Citibank Credit Card Issuance Trust Series 2009-A1 A1 1.983% 3/17/14	290,000	296,088
@#	Cendant Timeshare Receivables Funding Series 2004-1A A1 144A 3.67% 5/20/16	21,385	19,234
	Chase Issuance Trust
	Series 2005-A7 A7 4.55% 3/15/13	205,000	212,469
	Series 2008-A9 A9 4.26% 5/15/13	130,000	135,153
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39	410,000	445,292
	•Series 2007-A6 A6 0.241% 7/12/12	750,000	748,651
	Citicorp Residential Mortgage Securities
	Series 2006-3 A4 5.703% 11/25/36	40,000	34,272
	Series 2006-3 A5 5.948% 11/25/36	400,000	248,989
	CNH Equipment Trust
	•Series 2007-A A4 0.273% 9/17/12	85,955	85,517
	Series 2008-A A3 4.12% 5/15/12	57,750	58,519
	Series 2008-A A4A 4.93% 8/15/14	170,000	176,089
	Series 2008-B A3A 4.78% 7/16/12	144,582	146,971
	Series 2009-C A3 1.85% 12/16/13	160,000	159,376
@#	Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A 5.50% 4/25/35	149	0
	Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	230,000	236,186
	Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15	450,000	489,217

LVIP Delaware Foundation® Funds–36

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)
	CNH Equipment Trust (continued)
#	Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	365,000	$352,037
•	Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.783% 9/15/14	235,000	235,406
	GE Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	580,000	580,464
•#	Golden Credit Card Trust Series 2008-3 A 144A 1.233% 7/15/17	100,000	98,863
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A
	5.04% 10/15/12	57,618	59,135
	Series 2009-4 A3 1.87% 2/15/14	120,000	119,549
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12	59,339	60,388
	Series 2008-A A3 4.93% 12/17/12	230,000	239,629
	John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	176,130	178,402
•	MBNA Credit Card Master Note Trust Series 2005-A4 A4 0.273% 11/15/12	155,000	154,493
	Mid-State Trust
	Series 11 A1 4.864% 7/15/38	118,899	106,282
	Series 2004-1 A 6.005% 8/15/37	71,576	67,302
	#Series 2006-1 A 144A 5.787% 10/15/40	153,308	153,029
=#	Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33	11,041	0
	Structured Asset Securities
πSeries 2001-SB1 A2
	3.375% 8/25/31	181,843	144,769
	Series 2005-2XS 1A2A 4.51% 2/25/35	360,155	335,715
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	200,000	204,306

	Total Non-Agency Asset-Backed Securities
	(Cost $9,328,253)		9,290,371

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.90%
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33	276,171	275,221
	Series 2004-2 1A1 6.00% 3/25/34	302,917	293,545
	Series 2004-10 1CB1 6.00% 11/25/34	26,062	21,086
	Series 2004-11 1CB1 6.00% 12/25/34	450,789	360,208
	Series 2005-3 2A1 5.50% 4/25/20	45,602	40,700
	Series 2005-5 2CB1 6.00% 6/25/35	18,637	12,469
	Series 2005-6 7A1 5.50% 7/25/20	37,954	34,823
	Series 2005-9 5A1 5.50% 10/25/20	149,561	137,223
•	Bank of America Mortgage Securities
	Series 2003-D 1A2 3.718% 5/25/33	1,132	726
	Series 2004-L 4A1 5.15% 1/25/35	270,812	243,698
•	ChaseFlex Trust Series 2006-1 A4 6.30% 6/25/36	255,000	162,369
	Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	174,113	166,714
	Countrywide Alternative Loan Trust
	Series 2004-J8 1A1 7.00% 9/25/34	152,745	141,409
	Series 2005-57CB 4A3 5.50% 12/25/35	255,897	208,425
	Series 2005-85CB 2A2 5.50% 2/25/36	348,371	285,198
◆	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-23 A1 5.50% 11/25/35	300,050	275,061

LVIP Delaware Foundation® Funds–37

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

	Countrywide Home Loan Mortgage Pass Through Trust (continued)
@Series 2006-17 A5
	6.00% 12/25/36	17,411	$15,463
	•Series 2006-HYB1 3A1 5.19% 3/20/36	181,047	107,613
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	39,087	35,014
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33	61,302	60,984
	•Series 2004-AR5 4A1 5.663% 10/25/34	175,259	142,386
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.167% 5/25/35	332,495	270,458
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27	71,109	67,799
	•Series 1999-3 A 8.00% 8/19/29	113,276	113,924
	Series 2005-RP1 1A3 8.00% 1/25/35	241,796	222,905
	Series 2005-RP1 1A4 8.50% 1/25/35	204,464	188,682
	Series 2006-RP1 1A3 8.00% 1/25/36	115,778	105,163
•	JP Morgan Mortgage Trust
	Series 2005-A2 5A1 4.312% 4/25/35	19,304	17,456
	Series 2005-A4 1A1 5.38% 7/25/35	198,594	173,030
	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	166,366	145,196
	MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33	34,130	33,481
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	131,047	114,769
•	MASTR ARM Trust
	Series 2003-6 1A2 3.825% 12/25/33	39,093	34,703
	Series 2005-6 7A1 5.331% 6/25/35	137,062	105,234
	Series 2006-2 4A1 4.992% 2/25/36	14,729	12,734
#	MASTR Reperforming Loan Trust Series 2005-1 1A5 144A
	8.00% 8/25/34	227,559	215,897
	Residential Asset Mortgage Products Series 2004-SL4 A3 6.50% 7/25/32	110,301	108,198
•	Structured ARM Loan Trust Series 2006-5 5A4 5.489% 6/25/36	88,566	14,770
•	Structured Asset Securities Series 2002-22H 1A 6.943% 11/25/32	39,659	38,308
◆	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18	457,615	459,903
	Series 2004-CB3 1A 6.00% 10/25/34	24,676	23,666
	Wells Fargo Mortgage Backed Securities Trust
	•Series 2004-T A1 3.242% 9/25/34	60,223	57,644
	Series 2005-7 A2 5.25% 9/25/35	242,854	169,201
	•Series 2005-AR16 6A4 5.00% 10/25/35	442,550	167,873
	Series 2006-2 3A1 5.75% 3/25/36	290,557	246,701
	Series 2006-4 1A8 5.75% 4/25/36	13,048	11,947
	Series 2006-4 2A3 5.75% 4/25/36	148,184	53,207
	Series 2006-7 2A1 6.00% 6/25/36	738,906	612,600
	•Series 2006-AR10 5A1 5.589% 7/25/36	44,694	34,794
	•Series 2006-AR19 A1 5.622% 12/25/36	235,847	189,667
	Series 2007-8 2A6 6.00% 7/25/37	135,000	96,341
	Series 2007-13 A7 6.00% 9/25/37	385,648	331,295

	Total Non-Agency Collateralized Mortgage Obligations (Cost $8,872,440)		7,457,881

LVIP Delaware Foundation® Funds–38

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	REGIONAL AUTHORITIES–0.20%
	Canada–0.20%
	Province of Ontario Canada
	4.00% 10/7/19		370,000	$354,995
	4.40% 6/2/19	CAD	330,000	317,999
	Province of Quebec Canada 4.50% 12/1/19	CAD	123,000	118,220

	Total Regional Authorities (Cost $802,238)			791,214

«	SENIOR SECURED LOANS–0.48%
	Energy Futures Holdings Term Tranche Loan B2 3.735% 10/10/14		455,258	369,948
	Ford Motor Term Tranche Loan B 3.287% 12/15/13		720,505	667,753
	Nuveen Investments 2nd Lien Term Tranche Loan 12.50% 7/9/15		455,000	471,608
	Nuveen Investments Term Tranche Loan B 6.70% 1/30/15		26,480	23,314
	PQ Term Tranche Loan 6.74% 7/30/15		416,000	360,880

	Total Senior Secured Loans (Cost $1,677,575)			1,893,503

	SOVEREIGN DEBT–1.83%
	Brazil–0.39%
	Federal Republic of Brazil
	12.50% 1/5/16	BRL	1,163,000	757,318
	12.50% 1/5/22	BRL	1,200,000	781,411

				1,538,729

	Indonesia–0.56%
	Indonesia Treasury Bonds
	10.75% 5/15/16	IDR	15,433,000,000	1,763,707
	12.80% 6/15/21	IDR	3,300,000,000	413,138

				2,176,845

	Mexico–0.45%
	Mexican Government 10.00% 11/20/36	MXN	20,191,000	1,760,874

				1,760,874

	Norway–0.08%
	Eksportfinans ASA 3.00% 11/17/14		330,000	325,314

				325,314

	Poland–0.29%
	Poland Government Bond 5.50% 10/25/19	PLN	3,441,000	1,134,990

				1,134,990

	Republic of Korea–0.06%
#	Korea Expressway 144A 4.50% 3/23/15		230,000	234,884

				234,884

	Total Sovereign Debt (Cost $6,880,313)			7,171,636

	SUPRANATIONAL BANKS–2.16%
	European Investment Bank
	6.125% 1/23/17	AUD	180,000	159,788
	9.00% 12/21/18	ZAR	5,100,000	660,008
	ˆ10.902% 3/30/16	TRY	1,800,000	637,916
	11.25% 2/14/13	BRL	1,295,000	768,630
	#144A 4.00% 5/15/14	NOK	12,460,000	2,198,133
	International Bank for Reconstruction & Development
	5.375% 12/15/14	NZD	1,232,000	881,524
	5.75% 8/20/12	MXN	6,400,000	483,023
	5.75% 10/21/19	AUD	715,000	609,904
	7.50% 7/30/14	NZD	660,000	517,628
	International Finance 5.75% 6/24/14	AUD	1,774,000	1,586,242

	Total Supranational Banks (Cost $7,924,188)			8,502,796

	U.S. TREASURY OBLIGATIONS–1.37%
	U.S. Treasury Inflation Index Notes
	1.625% 1/15/15		2,139,745	2,228,009
	¥2.00% 1/15/14		1,082,204	1,145,783
	2.375% 1/15/17		1,029,082	1,112,775
	U.S. Treasury Bond 4.50% 8/15/39		800,000	782,126
	U.S. Treasury Note 3.375% 11/15/19		120,000	115,463

	Total U.S. Treasury Obligations (Cost $5,443,767)			5,384,156

≠	DISCOUNTED COMMERCIAL PAPER–1.57%
	Societe Generale North America 0.02% 1/4/10		5,160,000	5,159,991
	University of California 0.25% 1/21/10		1,000,000	999,880

	Total Discounted Commercial Paper (Cost $6,159,853)			6,159,871

LVIP Delaware Foundation® Funds–39

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

	DISCOUNTED COMMERCIAL PAPER (continued)

	Number of	Value
	Shares	(U.S. $)

	SHORT-TERM INVESTMENT–0.02%
	Money Market Mutual Fund–0.02%
Dreyfus Treasury & Agency Cash Management Fund	68,930	$68,930

Total Short-Term Investment (Cost $68,930)		68,930

TOTAL VALUE OF SECURITIES–100.05% (Cost $355,183,518)	392,775,879
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(183,289)

NET ASSETS APPLICABLE TO 30,294,672 SHARES OUTSTANDING–100.00%	$392,592,590

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND STANDARD CLASS ($341,990,981 / 26,393,730 Shares)	$12.957

NET ASSET VALUE–LVIP DELAWARE FOUNDATION®CONSERVATIVE ALLOCATION FUND SERVICE CLASS ($50,601,609 / 3,900,942 Shares)	$12.972

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$391,225,967
Undistributed net investment income	4,054,051
Accumulated net realized loss on investments	(40,804,216)
Net unrealized appreciation of investments and foreign currencies	38,116,788

Total net assets	$392,592,590

Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR–Indonesian Rupiah
ILS–Israeli Shekel
INR–Indian Rupee
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PLN–Polish Zloty
SGD–Singapore Dollar
TRY–Turkish Lira
TWD–Taiwan Dollar
USD–United States Dollar
ZAR–South African Rand

LVIP Delaware Foundation® Funds–40

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $1,491,366, which represented 0.38% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $50,638,955, which represented 12.90% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2009.

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $33,487,453 which represented 8.53% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2009, the aggregate amount of the restricted securities was $144,769, or 0.04% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

‡	Non income producing security. Security is currently in default.

ˆ	Zero coupon security. The rate shown is the yield at the time of purchase.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Ф	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2009.

¥	Fully or partially pledged as collateral for financial futures contracts.

§	Developed Market–countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Market–developing countries with relatively low per capita income, often with above-average economic growth potential.

Summary of Abbreviations:

ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
GDR–Global Depositary Receipts
GNMA–Government National Mortgage Association
GSMPS–Goldman Sachs Reperforming Mortgage Securities
MASTR–Mortgage Asset Securitization Transaction, Inc.
NIM – Net Interest Margin
NVDR–Non-Voting Depositary Receipts
PIK–Pay-in-Kind
REMIC–Real Estate Mortgage Investment Conduit
S.F.–Single Family
TBA–To be announced
yr–Year

LVIP Delaware Foundation® Funds–41

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

1The following foreign currency exchange contracts and financial futures contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contract

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

AUD	(800,575)	USD	732,655	1/8/10	$14,144
BRL	(712,800)	USD	396,000	1/8/10	(12,222)
CAD	1,095,282	USD	(1,022,720)	1/8/10	19,761
CAD	(15,012)	USD	14,017	1/8/10	(271)
EUR	6,996	USD	(10,387)	1/8/10	(371)
GBP	242,334	USD	(399,744)	1/8/10	(8,115)
GBP	(239,734)	USD	394,970	1/8/10	7,541
IDR	(4,420,239,000)	USD	458,641	1/8/10	(9,588)
ILS	1,806,130	USD	(478,965)	1/29/10	(2,776)
INR	31,787,910	USD	(693,000)	1/19/10	(9,067)
KRW	3,176,431,897	USD	(2,736,416)	1/8/10	(13,126)
MYR	4,710,403	USD	(1,391,552)	1/8/10	(16,332)
NOK	(3,101,707)	USD	539,746	1/8/10	4,774
NOK	2,773,688	USD	(488,214)	1/8/10	(9,816)
NZD	(1,695,068)	USD	1,204,000	1/8/10	(25,082)
NZD	(279,250)	USD	201,619	1/8/10	(864)
PLN	(2,422,653)	USD	835,768	1/8/10	(8,440)
PLN	(1,615,619)	USD	568,000	1/8/10	5,015
PLN	857,291	USD	(306,104)	1/8/10	(7,369)
SGD	1,935,882	USD	(1,393,422)	1/8/10	(15,799)
TRY	323,513	USD	(214,645)	1/8/10	1,299
TRY	(1,250,629)	USD	827,573	1/8/10	(7,218)
TWD	44,282,075	USD	(1,372,662)	1/8/10	11,660
ZAR	(5,362,451)	USD	701,414	1/6/10	(21,421)

					$(103,683)

Financial Futures Contracts

	Notional	Notional		Unrealized
Contracts to Sell	Cost	Value	Expiration Date	Appreciation

(292) U.S. Treasury 5 yr Notes	$(34,009,060)	$(33,399,781)	3/31/10	$609,279

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Delaware Foundation® Funds–42

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–50.02%
	U.S. MARKETS–29.28%
	Aerospace & Defense–0.85%
	Ducommun	490	$9,168
†	DynCorp International Class A	1,490	21,382
†	Esterline Technologies	570	23,239
	Goodrich	1,220	78,385
	Honeywell International	1,630	63,896
	Lockheed Martin	690	51,992
	Northrop Grumman	5,400	301,589
	Rockwell Collins	680	37,645
	Triumph Group	460	22,195
	United Technologies	1,510	104,809

			714,300

	Air Freight & Logistics–0.50%
	Expeditors International of Washington	5,800	201,434
†	Hub Group Class A	1,080	28,976
	United Parcel Service Class B	3,300	189,321

			419,731

	Airlines–0.06%
†	Alaska Air Group	1,055	36,461
†	Hawaiian Holdings	1,510	10,570

			47,031

	Auto Components–0.04%
	Cooper Tire & Rubber	795	15,940
†	Tenneco	910	16,134

			32,074

	Beverages–0.16%
	Coca-Cola	420	23,940
	PepsiCo	1,860	113,088

			137,028

	Biotechnology–0.67%
†	Alkermes	2,465	23,196
†	Amgen	1,370	77,500
†	Celera	2,815	19,452
†	Celgene	610	33,965
†	Gilead Sciences	5,860	253,620
†	Human Genome Sciences	390	11,934
†	Martek Biosciences	850	16,099
†	Medivation	260	9,789
†	ONYX Pharmaceuticals	1,000	29,340
†	OSI Pharmaceuticals	590	18,308
†	Regeneron Pharmaceuticals	1,400	33,852
†	Vertex Pharmaceuticals	830	35,566

			562,621

	Building Products–0.02%
	AAON	905	17,638

			17,638

	Capital Markets–0.78%
	Apollo Investment	2,680	25,540
	Ares Capital	1,580	19,671
	Bank of New York Mellon	16,340	457,029
	Goldman Sachs Group	640	108,058
	optionsXpress Holdings	1,610	24,875
†	RiskMetrics Group	1,170	18,615

			653,788

	Chemicals–0.70%
	Dow Chemical	2,790	77,088
	duPont (E.I.) deNemours	7,100	239,057
	Koppers Holdings	865	26,331
	Olin	1,525	26,718
	Praxair	2,000	160,620
†	Rockwood Holdings	1,125	26,505
	Schulman (A.)	1,215	24,519

			580,838

	Commercial Banks–0.37%
	City Holding	745	24,086
	Independent Bank	755	15,772
	Prosperity Bancshares	775	31,364
	TCF Financial	2,940	40,043
†	Texas Capital Bancshares	1,235	17,241
	Trustmark	1,170	26,372
	Univest Corporation of Pennsylvania	535	9,379
	Webster Financial	1,480	17,568
	Wells Fargo	4,870	131,441

			313,266

	Commercial Services & Supplies–0.46%
	American Ecology	960	16,358
†	GeoEye	200	5,576
	McGrath RentCorp	1,080	24,149
†	Metalico	4,055	19,951
†	Mobile Mini	448	6,312
	Republic Services	950	26,895
†	Tetra Tech	825	22,415
†	United Stationers	580	32,973
	Waste Management	6,800	229,908

			384,537

	Communications Equipment–1.03%
†	Arris Group	1,560	17,831
†	Cisco Systems	5,420	129,755
†	Motorola	26,200	203,312
†	NETGEAR	1,170	25,377
	Plantronics	420	10,912
	QUALCOMM	8,900	411,714
†	Tekelec	1,885	28,803

LVIP Delaware Foundation® Funds–43

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Communications Equipment (continued)
†	ViaSat	930	$29,555

			857,259

	Computers & Peripherals–1.63%
†	Apple	2,490	525,042
†	EMC	4,690	81,934
	Hewlett-Packard	2,730	140,622
	International Business Machines	2,190	286,671
†	NetApp	1,810	62,246
†	Synaptics	975	29,884
†	Teradata	7,400	232,582

			1,358,981

	Construction & Engineering–0.15%
	Fluor	980	44,140
	Granite Construction	590	19,859
†	MYR Group	565	10,215
†	Tutor Perini	980	17,718
†	URS	760	33,835

			125,767

	Consumer Finance–0.06%
	Capital One Financial	1,220	46,775

			46,775

	Containers & Packaging–0.13%
†	Owens-Illinois	1,660	54,565
	Rock-Tenn Class A	640	32,262
	Silgan Holdings	380	21,994

			108,821

	Diversified Consumer Services–0.08%
†	Lincoln Educational Services	1,095	23,729
	Weight Watchers International	1,600	46,656

			70,385

	Diversified Financial Services–0.78%
	Bank of America	1,760	26,506
	CME Group	650	218,368
†	IntercontinentalExchange	2,200	247,060
	JPMorgan Chase	2,810	117,093
†	Nasdaq OMX Group	2,000	39,640

			648,667

	Diversified Telecommunication Services–0.80%
	Alaska Communications Systems Group	2,150	17,157
	AT&T	9,650	270,490
†=	Century Communications	5,000	0
	NTELOS Holdings	1,295	23,077
	Verizon Communications	10,720	355,153

			665,877

	Electric Utilities–0.59%
	Edison International	6,600	229,548
	Progress Energy	5,700	233,757
	UIL Holdings	485	13,619
	Unitil	685	15,741

			492,665

	Electrical Equipment–0.07%
	Acuity Brands	700	24,948
	Roper Industries	640	33,517

			58,465

	Electronic Equipment, Instruments & Components–0.11%
†	Anixter International	710	33,441
†	FARO Technologies	1,170	25,085
†	IPG Photonics	970	16,238
†	Rofin-Sinar Technologies	645	15,228

			89,992

	Energy Equipment & Services–0.56%
†	Bristow Group	715	27,492
†	Key Energy Services	2,545	22,371
	Lufkin Industries	530	38,796
	National Oilwell Varco	5,460	240,731
†	Pioneer Drilling	2,240	17,696
	Schlumberger	1,460	95,031
†	Willbros Group	1,610	27,161

			469,278

	Food & Staples Retailing–1.03%
	Casey’s General Stores	900	28,728
	CVS Caremark	9,600	309,216
	Safeway	8,900	189,481
†	Susser Holdings	2,365	20,315
	Walgreen	6,200	227,664
	Wal-Mart Stores	1,680	89,796

			865,200

	Food Products–0.94%
	Archer-Daniels-Midland	8,800	275,528
	Bunge	900	57,447
	Heinz (H.J.)	5,300	226,628
	Kraft Foods Class A	8,000	217,440
	Lance	430	11,309

			788,352

	Gas Utilities–0.04%
	EQT	840	36,893

			36,893

	Health Care Equipment & Supplies–0.25%
†	Align Technology	1,305	23,255
†	Conmed	1,405	32,034
†	CryoLife	2,490	15,986
†	Gen-Probe	1,120	48,049

LVIP Delaware Foundation® Funds–44

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Health Care Equipment & Supplies (continued)
†	Merit Medical Systems	1,305	$25,173
†	Quidel	1,350	18,603
†	SonoSite	905	21,385
	West Pharmaceutical Services	650	25,480

			209,965

	Health Care Providers & Services–1.47%
†	Air Methods	220	7,396
†	Alliance HealthCare Services	2,074	11,843
†	AMN Healthcare Services	2,130	19,298
	Cardinal Health	7,600	245,024
†	Catalyst Health Solutions	935	34,099
†	Express Scripts	980	84,721
†	Medco Health Solutions	4,300	274,813
†	Odyssey HealthCare	1,275	19,865
†	PharMerica	955	15,165
†	Psychiatric Solutions	1,060	22,408
	Quest Diagnostics	3,700	223,406
†	Res-Care	1,295	14,504
†	Sun Healthcare Group	2,355	21,595
	UnitedHealth Group	7,660	233,477

			1,227,614

	Hotels, Restaurants & Leisure–0.47%
†	AFC Enterprises	2,045	16,687
†	Bally Technologies	510	21,058
†	Buffalo Wild Wings	620	24,967
	Burger King Holdings	3,520	66,246
†	CEC Entertainment	530	16,918
	CKE Restaurants	2,780	23,519
†	Jack in the Box	1,405	27,636
	McDonald’s	1,510	94,285
†	Papa John’s International	745	17,403
†	Shuffle Master	1,985	16,356
†	WMS Industries	1,665	66,600

			391,675

	Household Durables–0.09%
	Jarden	2,300	71,093

			71,093

	Household Products–0.74%
	Colgate-Palmolive	780	64,077
	Kimberly-Clark	3,400	216,614
	Procter & Gamble	5,510	334,071

			614,762

	Independent Power Producers & Energy Traders–0.04%
†=	Calpine	200	0
†	NRG Energy	1,300	30,693

			30,693

	Industrial Conglomerates–0.14%
	General Electric	6,320	95,622
	Otter Tail	735	18,228

			113,850

	Insurance–0.98%
	AFLAC	1,520	70,300
	Allstate	6,500	195,260
	American Equity Investment Life Holding	1,220	9,077
	AmTrust Financial Services	1,315	15,543
	Berkley (W.R.)	1,370	33,757
	First Mercury Financial	1,190	16,315
	Harleysville Group	675	21,458
†	ProAssurance	405	21,753
	Protective Life	1,035	17,129
	Prudential Financial	1,250	62,200
	RLI	440	23,430
	Torchmark	1,180	51,861
	Travelers Companies	5,670	282,705

			820,788

	Internet & Catalog Retail–0.26%
†	Expedia	1,490	38,308
†	priceline.com	800	174,800

			213,108

	Internet Software & Services–1.06%
†	Digital River	820	22,132
†	Google Class A	820	508,383
†	j2 Global Communications	1,125	22,894
	NIC	1,610	14,715
†	SAVVIS	1,520	21,356
	United Online	3,060	22,001
†	ValueClick	2,305	23,327
†	VeriSign	9,600	232,704
†	Vocus	1,170	21,060

			888,572

	IT Services–0.86%
	iGate	3,025	30,250
	infoGROUP	2,950	23,659
	MasterCard Class A	950	243,181
†	RightNow Technologies	630	10,943
†	Sapient	3,210	26,547
†	TeleTech Holdings	1,345	26,940
	Visa Class A	4,100	358,586

			720,106

	Leisure Equipment & Products–0.27%
	Mattel	11,100	221,778

			221,778

LVIP Delaware Foundation® Funds–45

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Life Sciences Tools & Services–0.08%
†	Affymetrix	1,805	$10,541
†	Thermo Fisher Scientific	1,260	60,090

			70,631

	Machinery–0.14%
	Barnes Group	1,235	20,872
†	Chart Industries	1,225	20,274
†	Columbus McKinnon	1,405	19,192
	Deere	500	27,045
	ESCO Technologies	430	15,416
†	Kadant	925	14,763

			117,562

	Media–0.28%
†	Carmike Cinemas	845	6,388
†	DIRECTV	200	6,670
†	Knology	2,060	22,557
	Meredith	1,575	48,589
	National CineMedia	1,170	19,387
†	Time Warner Cable	1,760	72,846
†	Viacom Class B	2,010	59,757

			236,194

	Metals & Mining–0.20%
	Alcoa	3,510	56,581
	Haynes International	685	22,584
	United States Steel	1,590	87,641

			166,806

	Multiline Retail–0.03%
	Nordstrom	670	25,179

			25,179

	Multi-Utilities–0.14%
	NorthWestern	490	12,750
	Sempra Energy	980	54,860
	Wisconsin Energy	930	46,342

			113,952

	Office Electronics–0.28%
	Xerox	27,500	232,650

			232,650

	Oil, Gas & Consumable Fuels–2.21%
	Anadarko Petroleum	540	33,707
	Berry Petroleum	1,000	29,150
†	Carrizo Oil & Gas	1,105	29,271
	Chesapeake Energy	1,320	34,162
	Chevron	4,020	309,500
	ConocoPhillips	8,030	410,091
	Devon Energy	710	52,185
	EOG Resources	3,680	358,064
	Exxon Mobil	3,590	244,802
	Marathon Oil	6,200	193,564
	Occidental Petroleum	1,030	83,791
	Penn Virginia	1,170	24,909
†	Rosetta Resources	1,215	24,215
†	Swift Energy	825	19,767

			1,847,178

	Personal Products–0.03%
†	Chattem	270	25,191

			25,191

	Pharmaceuticals–2.06%
	Abbott Laboratories	1,270	68,567
	Allergan	5,100	321,351
	Bristol-Myers Squibb	9,500	239,875
	Johnson & Johnson	4,260	274,387
	Merck	10,090	368,689
	Pfizer	24,608	447,619

			1,720,488

	Professional Services–0.07%
	Administaff	865	20,405
†	CRA International	650	17,323
†	Kforce	1,480	18,500

			56,228

	Real Estate Investment Trusts–0.22%
	EastGroup Properties	710	27,179
	Entertainment Properties Trust	790	27,863
	Home Properties	775	36,976
	Host Hotels & Resorts	3,002	35,035
	Sovran Self Storage	765	27,333
	Tanger Factory Outlet Centers	755	29,437

			183,823

	Road & Rail–0.15%
	Norfolk Southern	1,400	73,388
	Union Pacific	800	51,120

			124,508

	Semiconductors & Semiconductor Equipment–0.56%
†	Amkor Technologies	2,830	20,263
†	Applied Micro Circuits	2,345	17,517
†	Atheros Communications	870	29,789
	Intel	16,550	337,619
†	IXYS	2,440	18,105
†	ON Semiconductor	2,980	26,254
†	Semtech	1,170	19,902

			469,449

	Software–1.43%
†	Adobe Systems	5,200	191,256
	American Software Class A	1,925	11,550
†	Informatica	1,295	33,489
†	Intuit	8,500	261,034

LVIP Delaware Foundation® Funds–46

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Software (continued)
†	JDA Software Group	1,050	$26,744
†	Lawson Software	3,730	24,805
†	McAfee	1,160	47,061
	Microsoft	7,230	220,442
†	Nuance Communications	1,750	27,195
†	Progress Software	1,060	30,963
	Quality Systems	530	33,279
†	Radiant Systems	2,005	20,852
†	Smith Micro Software	1,945	17,777
†	SolarWinds	655	15,072
†	Symantec	13,040	233,285

			1,194,804

	Specialty Retail–1.20%
	American Eagle Outfitters	3,300	56,034
	Big 5 Sporting Goods	685	11,768
†	Citi Trends	835	23,063
†	DSW Class A	975	25,233
	Guess	1,510	63,873
†	Gymboree	650	28,269
†	Jo-Ann Stores	725	26,274
†	Jos. A. Bank Clothiers	250	10,548
	Lowe’s	17,000	397,629
	Staples	9,400	231,146
†	Tractor Supply	580	30,717
†	Ulta Salon Cosmetics & Fragrance	1,555	28,239
†	Urban Outfitters	2,100	73,479

			1,006,272

	Textiles, Apparel & Luxury Goods–0.47%
†	G-III Apparel Group	1,235	26,762
†	Iconix Brand Group	1,700	21,505
	Jones Apparel Group	1,215	19,513
	NIKE Class B	3,400	224,638
†	Perry Ellis International	1,160	17,470
	Phillips-Van Heusen	1,960	79,733

			389,621

	Thrifts & Mortgage Finance–0.08%
	Dime Community Bancshares	2,255	26,428
	Flushing Financial	1,695	19,086
	Provident Financial Services	1,815	19,330

			64,844

	Trading Companies & Distributors–0.04%
	Applied Industrial Technologies	1,080	23,835
†	Titan Machinery	1,090	12,579

			36,414

	Wireless Telecommunication Services–0.37%
†	Crown Castle International	8,000	312,320

			312,320

	Total U.S. Markets (Cost 21,567,538)		24,464,347

§	DEVELOPED MARKETS–13.25%
	Aerospace & Defense–0.21%
±	Finmeccanica	11,167	178,556

			178,556

	Air Freight & Logistics–0.27%
±	Deutsche Post	11,693	226,777

			226,777

	Airlines–0.26%
±	Singapore Airlines	20,679	218,972

			218,972

	Auto Components–0.35%
	Autoliv	6,800	294,848

			294,848

	Automobiles–0.45%
±	Bayerische Motoren Werke	4,435	202,893
±	Toyota Motor	4,100	172,971

			375,864

	Beverages–0.29%
±	Coca-Cola Amatil	23,491	242,205

			242,205

	Building Products–0.58%
±	Asahi Glass	25,000	237,955
±	Cie de Saint-Gobain	4,570	247,578

			485,533

	Capital Markets–0.22%
±	UniCredit	56,060	187,203

			187,203

	Chemicals–0.79%
†	Agrium	4,200	258,299
±	Linde	1,613	193,366
	Syngenta ADR	3,700	208,199

			659,864

	Commercial Banks–0.96%
±	Banco Santander	13,413	221,351
±	Mitsubishi UFJ Financial Group	40,700	200,608
±	Nordea Bank	18,028	182,556
±	Standard Chartered	7,724	194,184

			798,699

LVIP Delaware Foundation® Funds–47

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Communications Equipment–0.25%
±	Nokia	16,383	$211,551

			211,551

	Construction Materials–0.24%
±	Lafarge	2,415	198,622

			198,622

	Diversified Financial Services–0.04%
±	First Pacific	52,802	32,090

			32,090

	Diversified Telecommunication Services–0.44%
	Philippine Long Distance Telephone ADR	700	39,669
±	Telstra	35,625	109,525
	TELUS	6,647	215,799

			364,993

	Electronic Equipment, Instruments & Components–0.30%
±	Koninklijke Philips Electronics	8,428	248,796

			248,796

	Energy Equipment & Services–0.31%
†	Nabors Industries	1,630	35,681
	Tenaris ADR	1,000	42,650
†	Transocean	2,200	182,160

			260,491

	Food & Staples Retailing–0.24%
±	Metro	3,323	204,247

			204,247

	Food Products–0.45%
±	Greggs	21,065	147,736
±	Parmalat	80,783	225,547

			373,283

	Hotels, Restaurants & Leisure–0.11%
±	Round One	15,200	90,210

			90,210

	Household Durables–0.22%
±	Techtronic Industries	218,500	181,123

			181,123

	Industrial Conglomerates–0.23%
±	Tomkins	60,724	189,692

			189,692

	Insurance–0.29%
	Aspen Insurance Holdings	1,490	37,921
	Assured Guaranty	650	14,144
±	AXA	7,218	169,247
	Max Capital Group	1,080	24,084

			245,396

	IT Services–0.58%
	Accenture Class A	1,070	44,405
†	CGI Group Class A	32,628	442,224

			486,629

	Machinery–0.22%
±	Vallourec	1,033	186,640

			186,640

	Media–0.94%
±	Publicis Groupe	4,062	164,943
±	Teleperformance	6,789	219,990
±†	Tom Group	266,000	25,678
±	Vivendi	8,973	265,964
±	WPP	11,186	109,287

			785,862

	Metals & Mining–0.28%
	Alumina ADR	3,100	20,305
†	Anglo American ADR	4,000	87,558
±	ArcelorMittal	2,801	127,854

			235,717

	Multiline Retail–0.45%
±	Don Quijote	7,400	179,683
±	PPR	1,662	199,234

			378,917

	Multi-Utilities–0.28%
±	National Grid	21,435	233,927

			233,927

	Oil, Gas & Consumable Fuels–0.70%
±	BP	16,914	163,611
±	CNOOC	143,000	222,777
	Noble	850	34,595
±	Total	2,500	160,362

			581,345

	Pharmaceuticals–1.23%
±	Astellas Pharma	5,700	212,798
±	AstraZeneca	1,996	93,797
†	Eurand	1,945	25,091
±	Novartis	4,293	234,211
	Novo Nordisk ADR	3,100	197,935
±	Novo Nordisk Class B	2,321	147,967
±	Sanofi-Aventis	1,439	113,017

			1,024,816

LVIP Delaware Foundation® Funds–48

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Real Estate Management & Development–0.05%
±	Franshion Properties China	112,000	$39,192

			39,192

	Specialty Retail–0.28%
±	Esprit Holdings	34,882	231,420

			231,420

	Textiles Apparel & Luxury Goods–0.19%
±	Yue Yuen Industrial Holdings	54,000	156,337

			156,337

	Wireless Telecommunication Services–0.55%
	China Mobile ADR	2,100	97,503
	China Unicom Hong Kong ADR	11,800	154,698
±	Vodafone Group	88,461	204,757

			456,958

	Total Developed Markets (Cost $9,198,250)		11,066,775

×	EMERGING MARKETS–7.49%
	Air Freight & Logistics–0.03%
±	Sinotrans	88,000	22,961

			22,961

	Automobiles–0.04%
±	Oriental Holdings	21,900	36,342

			36,342

	Beverages–0.07%
	Fomento Economico Mexicano ADR	1,300	62,244

			62,244

	Chemicals–0.26%
	Braskem ADR	3,900	63,999
±	Formosa Chemicals & Fibre	36,050	78,147
±	Israel Chemicals	4,000	52,452
±	Sinopec Shanghai Petrochemical	47,113	18,504

			213,102

	Commercial Banks–0.76%
	Banco Bradesco ADR	1,400	30,618
	Banco Santander Brasil ADR	4,900	68,306
±	Bangkok Bank	10,600	37,108
±	Bank Leumi Le-Israel	6,400	29,209
±	Hong Leong Bank	22,300	52,837
	Itau Unibanco Holding ADR	2,340	53,446
±	OTP Bank	1,056	30,136
@	Sberbank	50,207	141,031
±	Standard Bank Group	6,426	87,905
±	Turkiye Is Bankasi	12,773	53,814
	VTB Bank GDR	9,900	46,728

			631,138

	Construction & Engineering–0.12%
±	Alarko Holding	20,586	54,938
†	Empresas	14,614	34,084
±	Metallurgical Corporation of China Class H	21,000	12,431

			101,453

	Construction Materials–0.23%
	Cemex ADR	5,000	59,100
±	Siam Cement NVDR	19,400	136,626

			195,726

	Diversified Financial Services–0.26%
	KB Financial Group ADR	2,178	110,751
±	Tongaat Hulett	3,458	46,038
±	Yazicilar Holding Class A	8,780	56,703

			213,492

	Diversified Telecommunication Services–0.51%
±†	Blue Label Telecoms	6,226	4,314
±	China Telecom	92,000	38,042
	Chunghwa Telecom ADR	16,330	303,248
	KT ADR	5,000	84,100

			429,704

	Electric Utilities–0.61%
	Centrais Eletricas Brasileiras	16,600	346,095
	Korea Electric Power ADR	9,700	141,038
	Pampa Energia ADR	900	10,530
±†	Polska Grupa Energetyczna	1,820	15,547

			513,210

	Electronic Equipment, Instruments & Components–0.04%
	LG Display ADR	2,200	37,246

			37,246

	Food & Staples Retailing–0.04%
±	President Chain Store	13,904	33,023

			33,023

	Food Products–0.15%
†	Brazil Foods ADR	800	41,896
±	CJ	700	37,627
±	Lotte Confectionery	40	44,338

			123,861

	Hotels, Restaurants & Leisure–0.05%
±	Sun International	3,050	38,986

			38,986

	Household Durables–0.06%
±†	Turk Sise ve Cam Fabrikalari	37,276	46,672

			46,672

LVIP Delaware Foundation® Funds–49

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	EMERGING MARKETS (continued)
	Independent Power Producers & Energy Traders–0.10%
	AES Tiete	6,400	$63,156
±†	Huadian Power International	68,000	17,964

			81,120

	Industrial Conglomerates–0.03%
±	Fosun International	35,720	24,762

			24,762

	Internet Software & Services–0.09%
†	Shanda Interactive Entertainment ADR	200	10,522
†	Sina	900	40,662
±†	SK Communications	1,694	22,612

			73,796

	IT Services–0.10%
†	Shanda Games ADR	3,100	31,589
±	Travelsky Technology	51,000	51,402

			82,991

	Machinery–0.02%
±	Hyundai Elevator	400	19,903

			19,903

	Media–0.14%
†	Focus Media Holding ADR	4,300	68,155
	Grupo Televisa ADR	2,200	45,672

			113,827

	Metals & Mining–0.76%
±	ArcelorMittal South Africa	2,130	29,394
	Cia de Minas Buenaventura ADR	1,600	53,552
	Gold Fields ADR	4,500	58,995
±	Impala Platinum Holdings	2,064	56,189
	MMC Norilsk Nickel ADR	1,701	24,375
	POSCO ADR	400	52,440
	Vale ADR	12,400	359,973

			634,918

	Oil, Gas & Consumable Fuels–1.59%
	China Petroleum & Chemical ADR	400	35,228
	Gazprom ADR	7,100	181,050
	LUKOIL ADR	2,100	118,800
	PetroChina ADR	1,000	118,960
	Petroleo Brasileiro SA ADR	5,400	257,472
	Petroleo Brasileiro SP ADR	5,500	233,145
±	Polski Koncern Naftowy Orlen	4,340	51,120
@	PTT Exploration & Production	11,900	52,469
	#Reliance Industries GDR 144A	2,200	104,170
	Sasol ADR	600	23,964
±	SK Energy	560	56,185
±	SK Holdings	169	12,879
±	Surgutneftegaz ADR	4,200	37,134
±	Tambang Batubara Bukit Asam	25,000	45,377

			1,327,953

	Paper & Forest Products–0.09%
†	Fibria Celulose ADR	3,331	76,080

			76,080

	Real Estate Management & Development–0.14%
†	Cyrela Brazil Realty	1,452	20,410
@	IRSA Inversiones y Representaciones GDR	3,800	36,100
±	KLCC Property Holdings	34,100	34,169
±†	UEM Land Holdings	63,000	27,208

			117,887

	Semiconductors & Semiconductor Equipment–0.49%
±	Samsung Electronics	366	250,632
±	Taiwan Semiconductor Manufacturing	41,204	83,033
±	United Microelectronics	143,000	77,243

			410,908

	Specialty Retail–0.06%
±	JD Group	7,637	50,551

			50,551

	Wireless Telecommunication Services–0.65%
	America Movil ADR	1,800	84,564
	Mobile Telesystems ADR	1,100	53,779
	SK Telecom ADR	7,300	118,698
	Tim Participacoes ADR	1,600	47,536
	Turkcell Iletisim Hizmet ADR	4,800	83,952
±	Vodacom Group	20,002	152,136

			540,665

	Total Emerging Markets (Cost 4,813,381)		6,254,521

	Total Common Stock (Cost $35,579,169)		41,785,643

	CONVERTIBLE PREFERRED STOCK–0.19%
	Freeport-McMoRan Copper & Gold 6.75% exercise price $72.91, expiration date 5/1/10	150	17,288
	Mylan 6.50% exercise price $17.08, expiration date 11/15/10	95	108,204
	Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49	175	31,441

	Total Convertible Preferred Stock (Cost $115,545)		156,933

	EXCHANGE-TRADED FUNDS–8.09%
	iShares MSCI EAFE Growth Index Fund	62,570	3,448,858

LVIP Delaware Foundation® Funds–50

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	EXCHANGE-TRADED FUNDS (continued)

	iShares MSCI EAFE Index Fund	59,800	$3,306,940

	Total Exchange-Traded Funds (Cost $5,717,038)		6,755,798

	PREFERRED STOCK–0.33%
@	AK Transneft 0.91%	100	84,000
•	Bank of America 8.125%	35,000	33,740
•	PNC Financial Services 8.25%	150,000	153,072

	Total Preferred Stock (Cost $243,337)		270,812

		Principal
		Amount

	AGENCY ASSET-BACKED SECURITIES–0.00%
•	Fannie Mae Whole Loan
	Series 2002-W11 AV1
	0.571% 11/25/32	1,359	1,346

	Total Agency Asset-Backed Securities (Cost $1,359)		1,346

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.59%
	Fannie Mae Grantor Trust
	Series 2001-T8 A2
	9.50% 7/25/41	10,900	11,797
	Fannie Mae REMICs
	Series 1996-46 ZA
	7.50% 11/25/26	12,149	13,272
	Series 2003-122 AJ
	4.50% 2/25/28	10,449	10,779
	Series 2006-M2 A2F
	5.259% 5/25/20	60,000	62,939
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44	19,056	20,629
	Series 2004-W11 1A2
	6.50% 5/25/44	19,274	20,864
	Freddie Mac REMICs
	Series 1730 Z
	7.00% 5/15/24	9,889	10,358
	Series 2326 ZQ
	6.50% 6/15/31	46,780	50,605
	Series 2557 WE
	5.00% 1/15/18	25,000	26,505
	Series 2662 MA
	4.50% 10/15/31	18,334	18,980
	Series 2694 QG
	4.50% 1/15/29	30,000	31,293
	Series 2872 GC
	5.00% 11/15/29	40,000	41,800
	Series 3022 MB
	5.00% 12/15/28	30,000	31,515
	Series 3173 PE
	6.00% 4/15/35	95,000	100,354
	Series 3337 PB
	5.50% 7/15/30	20,000	$21,018
◆	Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	20,560	22,272

	Total Agency Collateralized Mortgage Obligations (Cost $474,326)		494,980

	AGENCY MORTGAGE-BACKED SECURITIES–2.00%
	Fannie Mae 6.50% 8/1/17	12,036	12,907
•	Fannie Mae ARM 5.144% 11/1/35	11,088	11,655
	5.146% 3/1/38	24,981	26,315
	5.373% 4/1/36	13,685	14,342
	5.899% 8/1/37	28,147	29,958
	Fannie Mae Relocation 30 yr
	5.00% 11/1/34	22,384	22,826
	Fannie Mae S.F. 15 yr 4.00% 7/1/24	135,825	136,816
	4.50% 6/1/23	57,415	59,180
	5.00% 5/1/21	27,652	29,099
	5.50% 4/1/23	31,177	33,006
	Fannie Mae S.F. 30 yr Pool #888678
	5.00% 12/1/36	69,174	71,123
	Pool #889842
	5.00% 12/1/36	19,862	20,422
	5.00% 12/1/37	13,004	13,360
	5.00% 1/1/38	18,779	19,294
	5.00% 2/1/38	7,531	7,736
	5.50% 4/1/37	54,579	57,194
	5.50% 4/1/37	50,998	53,442
	6.00% 9/7/36	243,090	258,208
	6.50% 2/1/36	43,822	47,230
	7.50% 6/1/31	15,647	17,657
	Fannie Mae S.F. 30 yr TBA 4.50% 1/1/40	95,000	94,822
•	Freddie Mac ARM 4.352% 4/1/34	3,373	3,489
	5.684% 7/1/36	12,802	13,509
	5.819% 10/1/36	26,959	28,468
	Freddie Mac S.F. 15 yr 4.00% 2/1/14	24,288	24,906
	5.00% 6/1/18	10,959	11,552
	Freddie Mac S.F. 30 yr 5.50% 3/1/37	88,914	93,244
	7.00% 11/1/33	8,317	9,157
	Freddie Mac S.F. 30 yr TBA 4.00% 1/1/40	240,000	231,413
	5.00% 1/1/40	205,000	210,189

LVIP Delaware Foundation® Funds–51

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)
	GNMA S.F. 30 yr
	7.50% 1/15/32	3,351	$3,776

	Total Agency Mortgage-Backed Securities (Cost $1,646,354)		1,666,295

	COMMERCIAL MORTGAGE-BACKED SECURITIES–1.76%
	Bank of America Commercial Mortgage Securities
	•Series 2004-3 A5
	5.398% 6/10/39	15,000	15,110
	•Series 2005-1 A5
	5.082% 11/10/42	30,000	29,760
	•Series 2005-6 AM
	5.179% 9/10/47	15,000	12,797
	Series 2006-4 A4
	5.634% 7/10/46	10,000	9,368
	•Series 2007-4 AM
	5.811% 2/10/51	15,000	10,827
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4
	5.463% 12/11/40	50,000	49,000
	•Series 2005-T20 A4A
	5.15% 10/12/42	55,000	53,977
	Series 2007-PW15 A4
	5.331% 2/11/44	25,000	21,574
	•Series 2007-T28 A4
	5.742% 9/11/42	30,000	28,893
◆	Commercial Mortgage Pass Through Certificates
	#Series 2001-J1A A2 144A 6.457% 2/14/34	25,005	25,701
	Series 2005-C6 A5A
	5.116% 6/10/44	115,000	111,659
	Series 2006-C7 A2
	5.69% 6/10/46	25,000	25,558
•	Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB
	5.548% 2/15/39	15,000	15,040
#	Crown Castle Towers Series 2005-1A C 144A
	5.074% 6/15/35	25,000	25,250
	First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 C 6.403% 3/15/33	10,000	10,252
	Goldman Sachs Mortgage Securities II
	Series 2004-GG2 A3
	4.602% 8/10/38	12,374	12,365
	Series 2004-GG2 A6
	5.396% 8/10/38	20,000	19,654
	Series 2005-GG4 A4A
	4.751% 7/10/39	20,000	19,363
	Series 2006-GG6 A4
	5.553% 4/10/38	20,000	18,240
	•Series 2007-GG10 A4
	5.805% 8/10/45	25,000	21,466
	Greenwich Capital Commercial Funding
	Series 2005-GG5 A5
	5.224% 4/1/37	115,000	108,929
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37	35,000	36,382
	Series 2005-LDP4 A4
	4.918% 10/15/42	35,000	33,650
	•Series 2005-LDP5 A4
	5.179% 12/15/44	140,000	138,595
	Series 2006-LDP9 A2
	5.134% 5/15/47	115,000	109,968
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2001-C2 A1 6.27% 6/15/20	228	229
	Series 2002-C1 A4
	6.462% 3/15/31	55,000	58,197
	Series 2004-C1 A4
	4.568% 1/15/31	60,000	58,690
•	Merrill Lynch Mortgage Trust Series 2006-C1 ASB
	5.656% 5/12/39	35,000	35,097
	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-5 A1
	4.275% 8/12/48	24,382	24,678
	Morgan Stanley Capital I
	Series 2007-IQ14 A4
	5.692% 4/15/49	25,000	21,066
	•Series 2007-T27 A4
	5.649% 6/11/42	185,000	178,612
	Morgan Stanley Dean Witter Capital I
	Series 2003-TOP9 A2
	4.74% 11/13/36	75,000	76,262
	Wachovia Bank Commercial Mortgage Trust
	Series 2005-C20 A5
	5.087% 7/15/42	15,000	15,017
	Series 2006-C28 A2
	5.50% 10/15/48	40,000	40,788

	Total Commercial Mortgage-Backed Securities (Cost $1,371,190)		1,472,014

LVIP Delaware Foundation® Funds–52

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CONVERTIBLE BONDS–1.95%
	Aerospace & Defense–0.04%
	L-3 Communications Holdings 3.00% exercise price $100.14, expiration date 8/1/35	30,000	$31,650
	#144A 3.00% exercise price $100.14, expiration date 8/1/35	4,000	4,220

			35,870

	Biotechnology–0.09%
	Amgen 0.375% exercise price $79.48, expiration date 2/1/13	74,000	74,833

			74,833

	Capital Markets–0.04%
	Jefferies Group 3.875% exercise price $39.20, expiration date 11/1/29	37,000	36,723

			36,723

	Communications Equipment–0.08%
	Alcatel-Lucent USA 2.875% exercise price $16.75, expiration date 6/15/23	67,000	66,749

			66,749

	Computers & Peripherals–0.07%
	SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	67,000	56,196

			56,196

	Diversified Telecommunication Services–0.18%
	Level 3 Communications
	5.25% exercise price $3.98, expiration date 12/15/11	85,000	81,068
	Qwest Communications International 3.50% exercise price $5.01, expiration date 11/15/25	63,000	65,678

			146,746

	Energy Equipment & Services–0.10%
	Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	92,000	82,915

			82,915

	Health Care Equipment & Supplies–0.21%
Φ	Hologic 2.00% exercise price $38.59, expiration date 12/15/37	93,000	79,864
	Inverness Medical Innovations 3.00% exercise price $43.98, expiration date 5/15/16	26,000	29,965
	Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	63,000	66,071

			175,900

	Household Durables–0.03%
	Beazer Homes 4.625% exercise price $49.64, expiration date 6/15/24	26,000	24,245

			24,245

	Internet Software & Services–0.05%
	VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	48,000	42,900

			42,900

	Media–0.16%
	Interpublic Group 4.25% exercise price $12.42, expiration date 3/15/23	89,000	88,889
#	Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	34,000	40,460

			129,349

	Metals & Mining–0.01%
	Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	5,000	4,806

			4,806

	Oil, Gas & Consumable Fuels–0.15%
	Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	52,000	39,585
	Peabody Energy 4.75% exercise price $58.45, expiration date 12/15/41	85,000	86,275

			125,860

	Paper & Forest Products–0.08%
#	Sino Forrest 144A 5.00% exercise price $20.29, expiration date 8/1/13	59,000	69,988

			69,988

	Real Estate Investment Trusts–0.30%
#	Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	28,000	27,230
#	Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	65,000	84,905
	Health Care REIT 4.75% exercise price $50.00, expiration date 7/15/27	22,000	24,668
	National Retail Properties 5.125% exercise price $25.42, expiration date 6/15/28	45,000	48,038

LVIP Delaware Foundation® Funds–53

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CONVERTIBLE BONDS (continued)
	Real Estate Investment Trusts (continued)
	Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	63,000	$67,253

			252,094

	Semiconductors & Semiconductor Equipment–0.17%
	Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	25,000	22,625
#	Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	78,000	89,992
	Linear Technology 3.00% exercise price $46.13, expiration date 5/1/27	33,000	33,248

			145,865

	Wireless Telecommunication Services–0.19%
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	25,000	20,813
	NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	20,000	18,450
#	SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	89,000	117,257

			156,520

	Total Convertible Bonds (Cost $1,422,006)		1,627,559

	CORPORATE BONDS–24.00%
	Aerospace & Defense–0.06%
#	BAE Systems Holdings 144A 4.95% 6/1/14	20,000	20,846
	L-3 Communications 5.875% 1/15/15	15,000	15,056
	6.125% 7/15/13	10,000	10,150

			46,052

	Airlines–0.01%
	Delta Air Lines 7.92% 11/18/10	11,000	11,055

			11,055

	Auto Components–0.36%
#	Allison Transmission 144A 11.00% 11/1/15	70,000	73,850
	America Axle & Manufacturing 5.25% 2/11/14	30,000	26,175
	7.875% 3/1/17	15,000	12,750
	ArvinMeritor 8.125% 9/15/15	45,000	43,200
	Goodyear Tire & Rubber 9.00% 7/1/15	16,000	16,720
	10.50% 5/15/16	35,000	38,850
	Tenneco 8.625% 11/15/14	50,000	50,688
#	TRW Automotive 144A 8.875% 12/1/17	40,000	41,800

			304,033

	Automobiles–0.08%
	Ford Motor 7.45% 7/16/31	75,000	66,656

			66,656

	Beverages–0.14%
#	Anheuser-Busch InBev Worldwide 144A 7.20% 1/15/14	105,000	119,192

			119,192

	Building Products–0.08%
	Building Materials 7.75% 8/1/14	22,000	21,890
	USG 6.30% 11/15/16	46,000	41,400

			63,290

	Capital Markets–1.27%
	Credit Suisse/New York 6.00% 2/15/18	135,000	141,482
	E Trade Financial PIK
	12.50% 11/30/17	37,000	42,226
	Goldman Sachs Group
	5.125% 1/15/15	110,000	115,711
	5.25% 10/15/13	10,000	10,629
	5.95% 1/18/18	28,000	29,615
	6.25% 9/1/17	98,000	105,257
	Jefferies Group 6.25% 1/15/36	40,000	31,966
	6.45% 6/8/27	65,000	55,531
	LaBranche
	11.00% 5/15/12	76,000	73,435
	Lazard Group 6.85% 6/15/17	17,000	17,133
	7.125% 5/15/15	58,000	60,279
	Morgan Stanley 5.375% 10/15/15	185,000	191,388
	6.00% 4/28/15	100,000	106,643
	Nuveen Investments 10.50% 11/15/15	91,000	83,038

			1,064,333

	Chemicals–0.60%
	Cytec Industries
	6.00% 10/1/15	56,000	59,108
	Dow Chemical 5.70% 5/15/18	45,000	45,789
	8.55% 5/15/19	80,000	95,611

LVIP Delaware Foundation® Funds–54

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Chemicals (continued)
	Huntsman International 7.375% 1/1/15	58,000	$55,970
	7.875% 11/15/14	22,000	21,615
	Innophos 8.875% 8/15/14	34,000	34,680
#	Innophos Holdings 144A 9.50% 4/15/12	6,000	6,120
	Lubrizol 8.875% 2/1/19	90,000	112,079
#	MacDermid 144A 9.50% 4/15/17	32,000	32,160
#	Momentive Performance Material 144A 12.50% 6/15/14	20,000	22,100
#	Nalco 144A 8.25% 5/15/17	12,000	12,810

			498,042

	Commercial Banks–1.97%
•	BAC Capital Trust XIV 5.63% 12/31/49	72,000	50,220
	Barclays Bank 6.75% 5/22/19	125,000	139,675
	#144A 6.05% 12/4/17	145,000	147,797
	BB&T 5.25% 11/1/19	122,000	117,800
	JPMorgan Chase Bank 6.00% 10/1/17	250,000	268,084
	PNC Funding 5.25% 11/15/15	35,000	36,038
	5.625% 2/1/17	43,000	42,671
•#	Rabobank Nederland 144A 11.00% 12/29/49	130,000	158,943
	Regions Financial 7.75% 11/10/14	90,000	88,848
•	USB Capital IX 6.189% 4/15/49	170,000	138,338
	Wachovia 5.25% 8/1/14	265,000	274,622
•	Wells Fargo Capital XIII 7.70% 12/29/49	55,000	53,625
	Westpac Banking 4.875% 11/19/19	60,000	59,335
	Zions Bancorporation 5.50% 11/16/15	14,000	9,909
	5.65% 5/15/14	35,000	25,520
	6.00% 9/15/15	7,000	4,957
	7.75% 9/23/14	35,000	30,917

			1,647,299

	Commercial Services & Supplies–0.92%
	Allied Waste North America 7.125% 5/15/16	175,000	186,613
	ARAMARK 8.50% 2/1/15	64,000	66,240
	Casella Waste Systems 9.75% 2/1/13	18,000	17,865
	#144A 11.00% 7/15/14	25,000	27,188
	Cornell 10.75% 7/1/12	4,000	4,105
	Corrections Corporation of America 7.75% 6/1/17	21,000	21,735
	FTI Consulting 7.625% 6/15/13	41,000	41,769
	7.75% 10/1/16	6,000	6,105
	Global Cash Access/Finance 8.75% 3/15/12	15,000	15,019
	Interface 9.50% 2/1/14	10,000	9,888
	#144A 11.375% 11/1/13	13,000	14,593
	International Lease Finance 5.25% 1/10/13	15,000	12,243
	5.35% 3/1/12	15,000	13,028
	5.625% 9/20/13	20,000	15,701
	5.875% 5/1/13	25,000	19,886
	6.375% 3/25/13	195,000	160,434
	6.625% 11/15/13	70,000	56,394
	Iron Mountain 6.625% 1/1/16	6,000	5,910
	8.00% 6/15/20	40,000	40,800
	8.75% 7/15/18	4,000	4,170
	Mobile Mini
	6.875% 5/1/15	13,000	12,350
	9.75% 8/1/14	15,000	15,675

			767,711

	Communications Equipment–0.02%
	Alcatel-Lucent USA 6.45% 3/15/29	20,000	14,425

			14,425

	Consumer Finance–0.69%
	Capital One Financial 7.375% 5/23/14	160,000	181,329
	Cardtronics 9.25% 8/15/13	32,000	33,080
	Ford Motor Credit 12.00% 5/15/15	155,000	179,924
	GMAC 6.00% 12/15/11	8,000	7,920
	6.875% 8/28/12	42,000	41,580
	#144A 6.875% 9/15/11	102,000	101,490
#	National Money Market 144A 10.375% 12/15/16	30,000	30,825

			576,148

	Containers & Packaging–0.49%
#	BWAY 144A 10.00% 4/15/14	49,000	52,062

LVIP Delaware Foundation® Funds–55

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Containers & Packaging (continued)
	Crown Americas 7.625% 11/15/13		9,000	$9,338
	#144A 7.625% 5/15/17		9,000	9,383
	Graham Packaging 9.875% 10/15/14		63,000	64,574
	Graphic Packaging International 9.50% 8/15/13		70,000	72,624
	#144A 9.50% 6/15/17		13,000	13,845
#	Greif 144A 7.75% 8/1/19		15,000	15,375
	Intertape Polymer 8.50% 8/1/14		15,000	12,919
#	Owens-Brockway Glass Container 144A 7.375% 5/15/16		6,000	6,225
#	Plastipak Holdings 144A 8.50% 12/15/15		13,000	13,406
	10.625% 8/15/19		25,000	27,688
	Pregis 12.375% 10/15/13		50,000	48,688
	Smurfit Kappa Funding 7.75% 4/1/15		20,000	19,325
	Solo Cup 8.50% 2/15/14		45,000	44,213

				409,665

	Diversified Consumer Services–0.11%
	Yale University 2.90% 10/15/14		95,000	94,753

				94,753

	Diversified Financial Services–1.42%
	AMH Holdings 11.25% 3/1/14		5,000	4,850
	Bank of America 4.90% 5/1/13		30,000	31,125
	5.125% 11/15/14		10,000	10,379
	5.75% 12/1/17		20,000	20,513
	7.375% 5/15/14		120,000	136,294
	Capital One Capital V 10.25% 8/15/39		40,000	46,621
	Capital One Capital VI 8.875% 5/15/40		30,000	32,175
#	CDP Financial 144A 4.40% 11/25/19		250,000	239,945
	Citigroup 6.01% 1/15/15		40,000	40,888
	6.375% 8/12/14		125,000	130,993
	6.50% 8/19/13		75,000	79,954
	•8.30% 12/21/57		20,000	19,350
	General Electric Capital 6.00% 8/7/19		310,000	322,371
	JPMorgan Chase Capital XXII 6.45% 2/2/37		38,000	34,980
	Rentenbank 6.00% 7/15/14	AUD	42,000	37,570

				1,188,008

	Diversified Telecommunication Services–1.45%
	AT&T 6.50% 9/1/37		120,000	124,785
	6.70% 11/15/13		55,000	62,107
	Cincinnati Bell 7.00% 2/15/15		25,000	24,813
	8.25% 10/15/17		35,000	35,700
#	Clearwire Communications/Finance 144A 12.00% 12/1/15		75,000	76,500
	12.00% 12/1/15		35,000	35,700
	Deutsche Telekom International Finance 5.25% 7/22/13		15,000	15,936
#	DigitalGlobe 144A 10.50% 5/1/14		9,000	9,675
#	GCI 144A 8.625% 11/15/19		15,000	15,206
#	Global Crossing 144A 12.00% 9/15/15		45,000	49,613
	Hughes Network Systems/Finance 9.50% 4/15/14		50,000	51,875
#	Intelsat Bermuda 144A 11.25% 2/4/17		90,000	90,675
	Intelsat Jackson Holdings 11.25% 6/15/16		105,000	114,187
	Intelsat Subsidiary Holding 8.875% 1/15/15		12,000	12,480
	Level 3 Financing 9.25% 11/1/14		25,000	23,750
	12.25% 3/15/13		20,000	21,300
	PAETEC Holding 8.875% 6/30/17		10,000	10,175
#	Qwest 144A 8.375% 5/1/16		35,000	37,713
	Telecom Italia Capital 5.25% 10/1/15		40,000	41,874
	7.175% 6/18/19		145,000	161,936
	Telesat Canada 11.00% 11/1/15		36,000	39,240
	12.50% 11/1/17		16,000	17,680
	Time Warner Telecom Holdings 9.25% 2/15/14		17,000	17,616
	Verizon Communications 6.40% 2/15/38		45,000	47,200
#	Wind Acquisition Finance 144A 11.75% 7/15/17		50,000	54,875

LVIP Delaware Foundation® Funds–56

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Diversified Telecommunication Services (continued)
	Windstream 8.125% 8/1/13	20,000	$20,850

			1,213,461

	Electric Utilities–1.02%
#	American Transmission Systems 144A 5.25% 1/15/22	40,000	39,585
#	Calpine Construction Finance 144A 8.00% 6/1/16	33,000	34,155
#	Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	100,000	108,875
	Edison Mission Energy 7.00% 5/15/17	5,000	3,975
	7.20% 5/15/19	13,000	9,913
	7.50% 6/15/13	15,000	14,175
#	Enel Finance International 144A 5.125% 10/7/19	100,000	100,809
	Energy Future Holdings 10.875% 11/1/17	20,000	16,450
	Illinois Power 9.75% 11/15/18	140,000	174,357
	Mirant North America 7.375% 12/31/13	4,000	3,975
	Pennsylvania Electric 5.20% 4/1/20	105,000	103,616
	PPL Electric Utilities 7.125% 11/30/13	15,000	17,161
	Progress Energy 4.875% 12/1/19	55,000	53,553
	Public Service Company of Oklahoma 5.15% 12/1/19	105,000	104,448
•	Puget Sound Energy 6.974% 6/1/67	30,000	26,507
	Texas Competitive Electric Holdings 10.25% 11/1/15	52,000	42,380

			853,934

	Electronic Equipment, Instruments & Components–0.11%
	Anixter 10.00% 3/15/14	26,000	28,860
	Jabil Circuit 7.75% 7/15/16	20,000	21,100
	Sanmina-SCI 8.125% 3/1/16	42,000	42,105

			92,065

	Energy Equipment & Services–0.49%
	Complete Production Services 8.00% 12/15/16	31,000	30,729
	Geophysique-Veritas 7.75% 5/15/17	32,000	31,920
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	28,000	28,840
#	Hercules Offshore 144A 10.50% 10/15/17	35,000	37,100
	Key Energy Services 8.375% 12/1/14	44,000	44,330
	Pride International 8.50% 6/15/19	85,000	98,600
	Weatherford International 4.95% 10/15/13	65,000	67,844
	5.95% 6/15/12	10,000	10,708
	9.625% 3/1/19	50,000	62,435

			412,506

	Food & Staples Retailing–0.42%
	CVS Caremark 6.60% 3/15/19	15,000	16,443
#◆	CVS Pass Through Trust 144A 8.353% 7/10/31	173,810	191,733
	Delhaize Group 5.875% 2/1/14	5,000	5,375
	Ingles Markets 8.875% 5/15/17	18,000	18,810
	New Albertsons 7.25% 5/1/13	5,000	5,088
	Rite Aid 9.375% 12/15/15	55,000	48,675
	Supervalu 7.50% 11/15/14	20,000	20,350
	8.00% 5/1/16	29,000	29,580
#	Tops Markets 144A 10.125% 10/15/15	15,000	15,525

			351,579

	Food Products–0.17%
#	Dole Food 144A 8.00% 10/1/16	25,000	25,500
	13.875% 3/15/14	10,000	12,075
#	JBS USA Finance 144A 11.625% 5/1/14	18,000	20,475
#	M-Foods Holdings 144A 9.75% 10/1/13	7,000	7,306
	Smithfield Foods 7.75% 5/15/13	46,000	44,850
	#144A 10.00% 7/15/14	10,000	10,900
#	Tyson Foods 144A 10.50% 3/1/14	15,000	17,213

			138,319

	Gas Utilities–0.03%
	AmeriGas Partners 7.125% 5/20/16	5,000	5,025
	Inergy Finance 6.875% 12/15/14	8,000	7,940
	8.25% 3/1/16	7,000	7,140

LVIP Delaware Foundation® Funds–57

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Gas Utilities (continued)
	Inergy Finance (continued)
	#144A 8.75% 3/1/15	5,000	$5,163

			25,268

	Health Care Equipment & Supplies–0.66%
	Accellent 10.50% 12/1/13	35,000	33,863
	Bausch & Lomb 9.875% 11/1/15	45,000	47,700
	Beckman Coulter 6.00% 6/1/15	75,000	81,863
	7.00% 6/1/19	10,000	11,353
	Biomet 11.625% 10/15/17	8,000	8,880
	PIK 10.375% 10/15/17	15,000	16,350
#	CareFusion 144A 6.375% 8/1/19	135,000	144,781
	DJO Finance 10.875% 11/15/14	25,000	26,500
	Hospira 6.40% 5/15/15	120,000	132,970
	Inverness Medical Innovations 9.00% 5/15/16	34,000	34,935
	Universal Hospital Services PIK 8.50% 6/1/15	9,000	8,910

			548,105

	Health Care Providers & Services–1.28%
#	Alliance HealthCare Services 144A 8.00% 12/1/16	25,000	24,500
	Community Health Systems
	8.875% 7/15/15	62,000	64,325
	HCA 9.25% 11/15/16	106,000	114,083
	Medco Health Solutions 7.125% 3/15/18	140,000	157,627
	Psychiatric Solutions 7.75% 7/15/15	27,000	26,258
	#144A 7.75% 7/15/15	18,000	17,055
	Quest Diagnostic
	5.45% 11/1/15	40,000	43,298
	6.40% 7/1/17	145,000	159,352
	Select Medical 7.625% 2/1/15	71,000	69,225
	Tenet Healthcare 7.375% 2/1/13	47,000	47,353
	UnitedHealth Group 5.50% 11/15/12	30,000	32,051
	5.80% 3/15/36	30,000	26,973
	6.00% 2/15/18	85,000	87,941
•	US Oncology Holdings PIK
	6.428% 3/15/12	54,000	50,760
	WellPoint 5.00% 12/15/14	6,000	6,249
	6.00% 2/15/14	130,000	141,113

			1,068,163

	Hotels, Restaurants & Leisure–0.69%
	Carrols 9.00% 1/15/13	5,000	5,100
	Darden Restaurants 6.80% 10/15/37	60,000	62,410
	Gaylord Entertainment 6.75% 11/15/14	15,000	14,025
#	Harrahs Operating 144A
	10.00% 12/15/18	65,000	52,488
#	Harrahs Operating Escrow 144A 11.25% 6/1/17	51,000	53,613
#	Landry’s Restaurants 144A
	11.625% 12/1/15	10,000	10,650
	MGM MIRAGE 6.625% 7/15/15	7,000	5,478
	7.50% 6/1/16	30,000	23,550
	7.625% 1/15/17	45,000	35,213
	13.00% 11/15/13	26,000	29,965
	#144A 11.125% 11/15/17	7,000	7,788
	#144A 11.375% 3/1/18	20,000	18,000
	Mohegan Tribal Gaming Authority 6.875% 2/15/15	20,000	13,100
#	NCL 144A 11.75% 11/15/16	15,000	14,888
	OSI Restaurant Partners
	10.00% 6/15/15	30,000	26,625
	Pinnacle Entertainment 7.50% 6/15/15	68,000	62,899
	#144A 8.625% 8/1/17	20,000	20,500
#@	Pokagon Gaming Authority 144A 10.375% 6/15/14	17,000	17,765
	Royal Caribbean Cruises
	6.875% 12/1/13	25,000	24,688
#	Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	38,000	29,070
	Speedway Motorsports 8.75% 6/1/16	13,000	13,780
	Wynn Las Vegas 6.625% 12/1/14	40,000	38,850

			580,445

	Household Durables–0.34%
	Beazer Homes USA 8.625% 5/15/11	26,000	25,480
	Jarden 8.00% 5/1/16	32,000	33,200
	K Hovnanian Enterprises 6.25% 1/15/15	15,000	10,800
	7.50% 5/15/16	20,000	14,400
	#144A 10.625% 10/15/16	25,000	26,250

LVIP Delaware Foundation® Funds–58

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Household Durables (continued)
	M/I Homes 6.875% 4/1/12	6,000	$5,685
	Meritage Homes 6.25% 3/15/15	3,000	2,775
	7.00% 5/1/14	17,000	16,320
	Mohawk Industries 6.875% 1/15/16	11,000	11,000
#	Norcraft 144A 10.50% 12/15/15	15,000	15,450
	Norcraft Holdings 9.75% 9/1/12	23,000	22,195
	Ryland Group 8.40% 5/15/17	19,000	20,425
#	Sealy Mattress 144A 10.875% 4/15/16	6,000	6,705
#	Standard Pacific Escrow 144A 10.75% 9/15/16	25,000	25,625
	Yankee Acquisition 9.75% 2/15/17	50,000	49,500

			285,810

	Independent Power Producers & Energy Traders–0.34%
	AES 7.75% 3/1/14	2,000	2,040
	8.00% 10/15/17	9,000	9,281
	8.00% 6/1/20	137,000	140,083
	#144A 8.75% 5/15/13	3,000	3,090
	NRG Energy 7.25% 2/1/14	15,000	15,225
	7.375% 2/1/16	75,000	75,281
	7.375% 1/15/17	10,000	10,050
	RRI Energy 7.625% 6/15/14	7,000	6,965
	TXU 5.55% 11/15/14	35,000	24,997

			287,012

	Industrial Conglomerates–0.20%
	Orion Power Holdings 12.00% 5/1/10	23,000	23,690
	Tyco International Finance
	8.50% 1/15/19	120,000	145,167

			168,857

	Insurance–0.22%
	MetLife 6.40% 12/15/36	60,000	53,400
	6.817% 8/15/18	115,000	128,294

			181,694

	Internet Software & Services–0.09%
#	GXS Worldwide 144A 9.75% 6/15/15	50,000	49,375
#	Terremark Worldwide 144A
	12.00% 6/15/17	20,000	22,200

			71,575

	IT Services–0.24%
	First Data 9.875% 9/24/15	140,000	131,250
	Sungard Data Systems 10.25% 8/15/15	44,000	47,080
#	Unisys 144A 12.75% 10/15/14	20,000	23,200

			201,530

	Leisure Equipment & Products–0.01%
	Eastman Kodak 7.25% 11/15/13	15,000	12,450

			12,450

	Life Sciences Tools & Services–0.01%
#	Bio-Rad Laboratories 144A
	8.00% 9/15/16	9,000	9,518

			9,518

	Machinery–0.14%
#	Case New Holland 144A 7.75% 9/1/13	25,000	25,687
#	CPM Holdings 144A 10.625% 9/1/14	10,000	10,600
	RBS Global/Rexnord 11.75% 8/1/16	20,000	19,900
	Terex 8.00% 11/15/17	25,000	24,188
	Thermadyne Holdings 10.50% 2/1/14	14,000	13,318
#	TriMas 144A 9.75% 12/15/17	20,000	19,725

			113,418

	Media–2.24%
	Affinion Group 11.50% 10/15/15	20,000	21,050
#	Cablevision Systems 144A
	8.625% 9/15/17	20,000	20,925
	CCH II Capital 13.50% 11/30/16	40,000	47,300
#	Cengage Learning Acquisitions 144A
	10.75% 1/15/15	25,000	24,031
#	Cequel Communications Holdings 144A 8.625% 11/15/17	15,000	15,225
#	Charter Communications Operating 144A 10.875% 9/15/14	41,000	46,125

LVIP Delaware Foundation® Funds–59

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Media (continued)
	Comcast 4.95% 6/15/16		55,000	$56,561
	6.50% 1/15/15		80,000	89,725
#	Cox Communications 144A 5.875% 12/1/16		35,000	37,099
	6.95% 6/1/38		135,000	143,453
	8.375% 3/1/39		10,000	12,491
	CSC Holdings 6.75% 4/15/12		4,000	4,150
	#144A 8.50% 6/15/15		3,000	3,210
	DirectTV Holdings 7.625% 5/15/16		155,000	169,553
	#144A 4.75% 10/1/14		25,000	25,546
	Echostar DBS 7.125% 2/1/16		25,000	25,656
	#144A 7.875% 9/1/19		115,000	121,181
	Interpublic Group 6.25% 11/15/14		27,000	26,055
	#144A 10.00% 7/15/17		3,000	3,345
	Lamar Media 6.625% 8/15/15		43,000	41,635
	LIN Television
	6.50% 5/15/13		5,000	4,775
#	Mediacom Capital 144A 9.125% 8/15/19		25,000	25,625
	Nielsen Finance
	10.00% 8/1/14		31,000	32,473
	11.50% 5/1/16		9,000	10,103
	11.625% 2/1/14		22,000	24,833
	Ω12.50% 8/1/16		20,000	18,350
#	Rainbow National Services 144A 10.375% 9/1/14		7,000	7,420
	Shaw Communication 6.75% 11/9/39	CAD	230,000	216,606
#	Sinclair Television Group 144A 9.25% 11/1/17		20,000	20,900
	Sirius Satellite 9.625% 8/1/13		10,000	10,000
#	Sirius XM Radio 144A 9.75% 9/1/15		5,000	5,288
#	Telcordia Technologies 144A 10.00% 3/15/13		55,000	49,225
	Time Warner Cable 8.25% 4/1/19		105,000	125,275
#	Univision Communications 144A 12.00% 7/1/14		30,000	33,188
	Videotron 9.125% 4/15/18		11,000	12,155
#	Vivendi 144A 5.75% 4/4/13		115,000	120,994
	6.625% 4/4/18		54,000	58,618
	WPP Finance 8.00% 9/15/14		120,000	136,607
#	XM Satellite Radio 144A
	13.00% 8/1/13		10,000	10,913
	XM Satellite Radio Holdings PIK 10.00% 6/1/11		10,000	10,050

				1,867,714

	Metals & Mining–0.82%
#	Algoma Acquisition 144A
	9.875% 6/15/15		30,000	25,688
	ArcelorMittal 6.125% 6/1/18		30,000	31,006
	9.00% 2/15/15		25,000	29,558
	9.85% 6/1/19		45,000	58,299
	California Steel Industries 6.125% 3/15/14		8,000	7,540
	Century Aluminum 8.00% 5/15/14		25,250	24,745
#	Compass Minerals International 144A 8.00% 6/1/19		16,000	16,560
#	Essar Steel Algoma 144A
	9.375% 3/15/15		35,000	34,694
#	FMG Finance 144A 10.625% 9/1/16		45,000	50,006
	Freeport-McMoRan Copper & Gold 8.375% 4/1/17		70,000	76,755
•	Noranda Aluminum Acquisition PIK 5.274% 5/15/15		26,801	20,938
	Novelis 8.25% 2/15/15		25,000	23,938
	#144A 11.50% 2/15/15		25,000	26,906
	Reliance Steel & Aluminum 6.85% 11/15/36		46,000	38,798
	Ryerson
	•7.656% 11/1/14		7,000	6,484
	12.00% 11/1/15		9,000	9,450
	Steel Dynamics 8.25% 4/15/16		40,000	41,850
	Teck Resources 10.25% 5/15/16		6,000	7,020
	#144A 10.75% 5/15/19		45,000	54,000
	United States Steel 7.00% 2/1/18		13,000	12,753
	Vale Overseas 6.875% 11/10/39		90,000	91,054

				688,042

	Multiline Retail–0.41%
	Burlington Coat Factory Investment Holdings 14.50% 10/15/14		80,000	80,400
	Burlington Coat Factory Warehouse 11.125% 4/15/14		25,000	25,938
	Macy’s Retail Holdings 6.65% 7/15/24		62,000	56,730
	8.875% 7/15/15		40,000	44,300

LVIP Delaware Foundation® Funds–60

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Multiline Retail (continued)
	Nordstrom 6.75% 6/1/14	20,000	$22,357
	7.00% 1/15/38	85,000	94,410
	Target 4.00% 6/15/13	20,000	20,859

			344,994

	Multi-Utilities–0.10%
	Ameren 8.875% 5/15/14	25,000	28,106
	Sempra Energy 6.00% 10/15/39	55,000	54,496

			82,602

	Office Electronics–0.12%
	Xerox 4.25% 2/15/15	40,000	39,766
	8.25% 5/15/14	50,000	57,410

			97,176

	Oil, Gas & Consumable Fuels–2.07%
#	Arch Coal 144A 8.75% 8/1/16	15,000	15,938
	Berry Petroleum 10.25% 6/1/14	27,000	29,498
	Chesapeake Energy 6.50% 8/15/17	60,000	59,100
	6.625% 1/15/16	16,000	15,920
	7.25% 12/15/18	2,000	2,025
	Copano Energy 7.75% 6/1/18	14,000	14,105
	Denbury Resources 7.50% 4/1/13	13,000	13,130
	9.75% 3/1/16	8,000	8,580
	Dynergy Holdings 7.75% 6/1/19	41,000	35,773
	8.375% 5/1/16	10,000	9,550
	El Paso 6.875% 6/15/14	13,000	13,055
	7.00% 6/15/17	14,000	13,955
	7.25% 6/1/18	2,000	1,986
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11	41,000	42,237
	Enbridge Energy 9.875% 3/1/19	70,000	88,778
	Energy Transfer Partners
	9.70% 3/15/19	20,000	24,742
	Enterprise Products Operating 5.00% 3/1/15	30,000	30,868
	•8.375% 8/1/66	55,000	53,691
	9.75% 1/31/14	60,000	71,670
	Forest Oil 7.25% 6/15/19	24,000	23,820
#	Hilcorp Energy I 144A 7.75% 11/1/15	29,000	28,565
	9.00% 6/1/16	12,000	12,240
#	Holly 144A 9.875% 6/15/17	25,000	26,438
	International Coal Group 10.25% 7/15/14	44,000	42,515
	Kinder Morgan Energy Partners 6.85% 2/15/20	5,000	5,557
	9.00% 2/1/19	50,000	61,625
	Mariner Energy 8.00% 5/15/17	49,000	47,285
	MarkWest Energy Partners 8.75% 4/15/18	10,000	10,350
	Massey Energy 6.875% 12/15/13	30,000	30,113
#	Midcontinent Express Pipeline 144A 6.70% 9/15/19	75,000	77,059
#	Murray Energy 144A 10.25% 10/15/15	20,000	20,000
	Nexen 7.50% 7/30/39	70,000	80,509
	Noble Energy 8.25% 3/1/19	65,000	77,894
	OPTI Canada 7.875% 12/15/14	17,000	14,025
	8.25% 12/15/14	34,000	28,178
	Petrobras International Finance 5.75% 1/20/20	60,000	61,337
	Petrohawk Energy 7.875% 6/1/15	8,000	8,120
	9.125% 7/15/13	24,000	25,200
	#144A 10.50% 8/1/14	6,000	6,585
	Petroleum Development 12.00% 2/15/18	19,000	19,689
	Plains All American Pipeline 5.75% 1/15/20	140,000	140,368
	Plains Exploration & Production 8.625% 10/15/19	10,000	10,325
	Quicksilver Resources 7.125% 4/1/16	25,000	23,438
	11.75% 1/1/16	10,000	11,400
	Range Resources 8.00% 5/15/19	26,000	27,950
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	25,000	26,217
	Regency Energy Partners 8.375% 12/15/13	7,000	7,280
	#144A 9.375% 6/1/16	10,000	10,700
#	SandRidge Energy 144A 8.75% 1/15/20	30,000	30,150
	9.875% 5/15/16	38,000	40,185
•	TransCanada Pipelines 6.35% 5/15/67	55,000	51,679

LVIP Delaware Foundation® Funds–61

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)
#	Woodside Finance 144A 4.50% 11/10/14	75,000	$75,749
	5.00% 11/15/13	20,000	20,479

			1,727,625

	Paper & Forest Products–0.16%
#	Georgia-Pacific 144A 8.25% 5/1/16	25,000	26,625
	International Paper 7.30% 11/15/39	25,000	26,605
#	NewPage 144A 11.375% 12/31/14	40,000	40,600
	#@Norske Skogindustrier 144A 7.125% 10/15/33	10,000	5,400
#	Sappi Papier Holding 144A 6.75% 6/15/12	32,000	30,674

			129,904

	Real Estate Investment Trusts–0.23%
	Developers Diversified Realty 5.375% 10/15/12	30,000	28,213
	9.625% 3/15/16	20,000	20,904
	Host Hotels & Resorts 7.125% 11/1/13	20,000	20,425
	#144A 9.00% 5/15/17	19,000	20,639
	ProLogis 7.375% 10/30/19	80,000	79,048
	Regency Centers 5.875% 6/15/17	20,000	18,535

			187,764

	Semiconductors & Semiconductor Equipment–0.18%
	Freescale Semiconductor
	8.875% 12/15/14	160,000	147,600

			147,600

	Specialty Retail–0.12%
	Sally Holdings/Capital 10.50% 11/15/16	50,000	54,000
	Toys R Us 7.625% 8/1/11	11,000	11,234
#	Toys R Us Property 144A
	10.75% 7/15/17	35,000	38,500

			103,734

	Textiles, Apparel & Luxury Goods–0.04%
#	Invista 144A 9.25% 5/1/12	33,000	33,660

			33,660

	Tobacco–0.07%
#	Alliance One International 144A 10.00% 7/15/16	55,000	58,025

			58,025

	Trading Companies & Distributors–0.23%
	Avis Budget Car Rental 7.625% 5/15/14	30,000	28,650
	7.75% 5/15/16	25,000	23,500
	Hertz 8.875% 1/1/14	32,000	32,880
	10.50% 1/1/16	32,000	34,320
	RSC Equipment Rental 9.50% 12/1/14	47,000	47,294
	#144A 10.25% 11/15/19	25,000	25,219

			191,863

	Wireless Telecommunication Services–1.08%
	America Movil 5.625% 11/15/17	14,000	14,565
	American Tower 7.00% 10/15/17	60,000	66,750
	Cricket Communications 9.375% 11/1/14	73,000	73,730
	#144A 7.75% 5/15/16	9,000	9,023
	Crown Castle International
	9.00% 1/15/15	31,000	33,170
#	Digicel Group 144A 12.00% 4/1/14	100,000	111,499
	MetroPCS Wireless 9.25% 11/1/14	69,000	70,208
#	NII Capital 144A 8.875% 12/15/19	20,000	19,575
	10.00% 8/15/16	40,000	42,100
	Sprint Capital 6.875% 11/15/28	40,000	33,450
	8.75% 3/15/32	110,000	104,225
	Sprint Nextel 6.00% 12/1/16	33,000	30,278
	Vodafone Group 5.00% 12/16/13	5,000	5,299
	5.00% 9/15/15	140,000	146,924
	5.375% 1/30/15	125,000	134,481
#	Windstream 144A 7.875% 11/1/17	5,000	4,963

			900,240

	Total Corporate Bonds (Cost $18,913,946)		20,047,314

	MUNICIPAL BONDS–0.30%
	California State 7.30% 10/1/39	70,000	66,463
	California State Taxable Various Purpose 7.55% 4/1/39	150,000	147,886
	Oregon State Taxable Pension 5.892% 6/1/27	35,000	35,302

	Total Municipal Bonds (Cost $247,359)		249,651

LVIP Delaware Foundation® Funds–62

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	MUNICIPAL BONDS (continued)
	NON-AGENCY ASSET-BACKED SECURITIES–1.14%
•#	AH Mortgage Advance Trust Series 2009-ADV3 A1 144A
	2.186% 10/6/21	50,000	$50,190
#	Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	105,000	104,230
•	Bank of America Credit Card Trust Series 2008-A5 A5
	1.433% 12/16/13	35,000	35,161
	Capital Auto Receivables Asset Trust Series 2007-3 A3A
	5.02% 9/15/11	30,134	30,563
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7
	5.75% 7/15/20	25,000	27,017
	Caterpillar Financial Asset Trust Series 2007-A A3A
	5.34% 6/25/12	4,103	4,177
	Series 2008-A A3 4.94% 4/25/14	20,000	20,469
	Chase Issuance Trust Series 2005-A7 A7 4.55% 3/15/13	15,000	15,546
	Citibank Credit Card Issuance Trust Series 2005-A7 A7
	4.75% 10/22/12	200,000	206,075
	•Series 2007-A6 A6 0.241% 7/12/12	100,000	99,820
	CNH Equipment Trust Series 2008-A A3 4.12% 5/15/12	2,750	2,787
	Series 2008-A A4A 4.93% 8/15/14	10,000	10,358
	Series 2008-B A3A 4.78% 7/16/12	8,505	8,645
	Series 2009-C A3 1.85% 12/16/13	25,000	24,902
	Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	15,000	15,403
	Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15	60,000	65,229
•#	Golden Credit Card Trust Series 2008-3 A 144A 1.233% 7/15/17	100,000	98,863
	Harley-Davidson Motorcycle Trust Series 2005-2 A2 4.07% 2/15/12	5,807	5,857
	Hyundai Auto Receivables Trust Series 2007-A A3A
	5.04% 1/17/12	4,238	4,313
	Series 2008-A A3 4.93% 12/17/12	15,000	15,628
	John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	12,888	13,054
#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	14,892	13,042
•	MBNA Credit Card Master Note Trust Series 2005-A4 A4 0.273% 11/15/12	10,000	9,967
	Mid-State Trust Series 11 A1 4.864% 7/15/38	15,179	13,568
	Series 2004-1 A 6.005% 8/15/37	7,669	7,211
	#Series 2006-1 A 144A 5.787% 10/15/40	17,421	17,390
π	Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	21,215	16,890
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	15,000	15,323

	Total Non-Agency Asset-Backed Securities (Cost $950,594)		951,678

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.02%
@	American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	32,253	25,918
•	Adjustable Rate Mortgage Trust Series 2005-10 3A11 5.401% 1/25/36	26,009	21,605
	Bank of America Alternative Loan Trust Series 2003-10 2A1 6.00% 12/25/33	43,423	43,274
	Series 2004-2 1A1 6.00% 3/25/34	27,962	27,096
	Series 2005-3 2A1 5.50% 4/25/20	28,802	25,705
	Series 2005-5 2CB1 6.00% 6/25/35	2,662	1,781
	Series 2005-6 7A1 5.50% 7/25/20	4,744	4,353
	Series 2005-9 5A1 5.50% 10/25/20	15,743	14,444
•	Bank of America Mortgage Securities Series 2003-D 1A2 3.718% 5/25/33	133	85
	Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	43,185	43,401

LVIP Delaware Foundation® Funds–63

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Chaseflex Trust Series 2006-1 A4 6.30% 6/25/36		100,000	$63,675
	Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		12,829	12,284
◆	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-23 A1 5.50% 11/25/35		17,860	16,373
	Series 2006-1 A2 6.00% 3/25/36		29,392	22,604
@Series 2006-17 A5
	6.00% 12/25/36		17,411	15,463
	Credit Suisse First Boston Mortgage Securities
	Series 2003-29 5A1 7.00% 12/25/33		7,969	7,856
	Series 2004-1 3A1 7.00% 2/25/34		5,180	4,640
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33		7,784	7,744
	•Series 2004-AR5 4A1 5.663% 10/25/34		21,738	17,660
	•Series 2007-AR2 1A1 5.83% 8/25/37		14,155	9,657
	•Series 2007-AR3 2A2 6.281% 11/25/37		40,645	27,519
	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.167% 5/25/35		29,424	23,934
#	GSMPS Mortgage Loan Trust 144A
	Series 1998-3 A 7.75% 9/19/27		20,201	19,261
	Series 2005-RP1 1A3 8.00% 1/25/35		15,727	14,498
	Series 2005-RP1 1A4 8.50% 1/25/35		8,591	7,928
•	JPMorgan Mortgage Trust Series 2005-A1 4A1 4.771% 2/25/35		25,977	23,873
	Series 2005-A4 1A1 5.38% 7/25/35		32,605	28,408
	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		15,404	13,444
	MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33		3,657	3,587
•	MASTR ARM Trust Series 2003-6 1A2 3.825% 12/25/33		4,794	4,256
#	MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34		23,745	22,528
	Series 2005-2 1A4 8.00% 5/25/35		10,898	10,265
	Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34		9,149	9,324
	Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31		1,701	1,703
	Series 2004-SL4 A3 6.50% 7/25/32		12,772	12,528
	Structured Asset Securities
	•Series 2002-22H 1A 6.943% 11/25/32		6,897	6,662
	Series 2004-12H 1A 6.00% 5/25/34		21,644	19,597
•◆	Washington Mutual Mortgage Pass Through Certificates
	Series 2006-AR10 1A1 5.92% 9/25/36		42,566	32,287
	Series 2007-HY3 4A1 5.314% 3/25/37		57,996	46,165
	Wells Fargo Mortgage Backed Securities Trust
	•Series 2004-T A1 3.242% 9/25/34		7,206	6,898
	•Series 2006-AR6 7A1 5.112% 3/25/36		85,904	76,584
	•Series 2006-AR10 5A1 5.589% 7/25/36		41,715	32,474
	Series 2007-13 A7 6.00% 9/25/37		24,996	21,473

	Total Non-Agency Collateralized Mortgage Obligations (Cost $938,178)			850,814

	REGIONAL AUTHORITIES–0.13%
	Canada–0.13%
	Province of Ontario Canada 4.00% 10/7/19		50,000	47,972
	4.40% 6/2/19	CAD	44,000	42,400
	Province of Quebec Canada 4.50% 12/1/19	CAD	20,000	19,223

	Total Regional Authorities (Cost $111,087)			109,595

LVIP Delaware Foundation® Funds–64

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	«SENIOR SECURED LOANS–0.29%
	Energy Futures Holdings Term Tranche Loan B 2 3.735% 10/10/14		59,847	$48,757
	Ford Motor Term Tranche Loan B 3.287% 12/15/13		99,006	91,756
	Nuveen Investments 2nd Lien Term Tranche Loan 12.50% 7/9/15		55,000	57,008
	PQ Term Tranche Loan 6.74% 7/30/15		55,000	47,713

	Total Senior Secured Loans (Cost $217,753)			245,234

	SOVEREIGN DEBT–1.50%
	Brazil–0.62%
	Federal Republic of Brazil 12.50% 1/5/16	BRL	519,000	337,961
	12.50% 1/5/22	BRL	280,000	182,329

				520,290

	Indonesia–0.34%
	Indonesia Treasury Bond 10.75% 5/15/16	IDR	1,607,000,000	183,650
	12.80% 6/15/21	IDR	800,000,000	100,155

				283,805

	Mexico–0.27%
	Mexican Government 10.00% 11/20/36	MXN	2,550,000	222,388

				222,388

	Norway–0.05%
	Eksportfinans 3.00% 11/17/14		45,000	44,361

				44,361

	Poland–0.22%
	Poland Government Bond 5.50% 10/25/19	PLN	553,000	182,403

				182,403

	Total Sovereign Debt (Cost $1,196,124)			1,253,247

	SUPRANATIONAL BANKS–1.30%
	European Investment Bank
	9.00% 12/21/18	ZAR	700,000	90,589
	ˆ10.902% 3/30/16	TRY	260,000	92,143
	#144A 4.00% 5/15/14	NOK	2,130,000	375,765
	International Bank for Reconstruction & Development 5.375% 12/15/14	NZD	151,000	108,044
	5.75% 8/20/12	MXN	1,070,000	80,755
	5.75% 10/21/19	AUD	399,000	340,352

	Total Supranational Banks (Cost $1,040,582)			1,087,648

	U.S. TREASURY OBLIGATIONS–1.02%
	U.S. Treasury Bond 4.50% 8/15/39		115,000	112,431
	U.S. Treasury Inflation Index Notes 1.625% 1/15/15		305,678	318,286
	¥2.00% 1/15/14		152,094	161,029
	2.375% 1/15/17		144,715	156,484
	U.S. Treasury Notes 2.125% 11/30/14		90,000	87,898
	3.375% 11/15/19		15,000	14,433

	Total U.S. Treasury Obligations (Cost $860,718)			850,561

≠	DISCOUNTED COMMERCIAL PAPER–4.09%
	Societe Generale North America
	0.02% 1/4/10		3,420,000	3,419,994

	Total Discounted Commercial Paper (Cost $3,419,994)			3,419,994

			Number of
			Shares
	SHORT-TERM INVESTMENT–0.04%
	Money Market Mutual Fund–0.04%
	Dreyfus Treasury & Agency Cash Management Fund		34,000	34,000

	Total Short-Term Investment (Cost $34,000)			34,000

LVIP Delaware Foundation® Funds–65

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.76% (COST $74,500,659)	$83,331,116
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	204,269

NET ASSETS APPLICABLE TO 6,623,047 SHARES OUTSTANDING–100.00%	$83,535,385

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($83,514,679 / 6,621,436 Shares)	$12.613

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($20,706 / 1,610.719 Shares)	$12.855

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$86,492,078
Undistributed net investment income	610,442
Accumulated net realized loss on investments	(12,430,454)
Net unrealized appreciation of investments and foreign currencies	8,863,319

Total net assets	$83,535,385

° Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR— Indonesian Rupiah
ILS–Israeli Shekel
INR–Indian Rupee
KRW–South Korean Won
MYR–Malaysian Ringgit
MXN–Mexican Peso
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PLN–Polish Zloty
SGD–Singapore Dollar
TRY–Turkish Lira
TWD–Taiwan Dollar
USD–United States Dollar
ZAR–South African Rand

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $378,146, which represented 0.45% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $6,076,210, which represented 7.27% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2009.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $10,773,600, which represented 12.90% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

†	Non income producing security.

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2009, the aggregate amount of the restricted securities was $16,890, or 0.02% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

§	Developed Market–countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Market–developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

¥	Fully or partially pledged as collateral for financial futures contracts.

LVIP Delaware Foundation® Funds–66

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

Φ	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2009.

ˆ	Zero coupon security. The rate shown is the yield at the time of purchase.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
GDR–Global Depositary Receipts
GNMA–Government National Mortgage Association
GSMPS–Goldman Sachs Reperforming Mortgage Securities
MASTR–Mortgage Asset Securitization Transaction, Inc.
NVDR–Non-Voting Depositary Receipts
PIK–Pay-in-kind
REMIC–Real Estate Mortgage Investment Conduit
S.F.–Single Family
TBA–To be announced
yr–Year

1 The following foreign currency exchange contracts and financial futures contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(123,525)	USD	113,045	1/8/10	$2,182
BRL	(478,800)	USD	266,000	1/8/10	(8,210)
CAD	156,039	USD	(145,702)	1/8/10	2,815
CAD	(49,758)	USD	46,461	1/8/10	(898)
EUR	1,673	USD	(2,484)	1/8/10	(88)
GBP	35,775	USD	(59,013)	1/8/10	(1,198)
GBP	(34,900)	USD	57,498	1/8/10	1,098
IDR	(375,964,000)	USD	38,992	1/8/10	(833)
ILS	253,772	USD	(67,298)	1/29/10	(390)
INR	4,403,520	USD	(96,000)	1/19/10	(1,256)
KRW	423,691,360	USD	(364,999)	1/8/10	(1,751)
MYR	648,160	USD	(191,480)	1/8/10	(2,247)
NOK	(620,037)	USD	107,896	1/8/10	954
NZD	(154,865)	USD	110,000	1/8/10	(2,291)
PLN	(193,419)	USD	68,000	1/8/10	600
PLN	(324,700)	USD	111,989	1/8/10	(1,158)
SGD	268,174	USD	(193,028)	1/8/10	(2,189)
TRY	(132,896)	USD	87,941	1/8/10	(767)
TWD	6,093,725	USD	(188,894)	1/8/10	1,605
ZAR	(744,856)	USD	97,294	1/6/10	(3,109)

					$(17,131)

Financial Futures Contracts

				Unrealized
Contracts to Sell	Notional Proceeds	Notional Value	Expiration Date	Appreciation

(23) U. S. Treasury 5yr Notes	$(2,681,921)	$(2,630,805)	3/31/10	$51,116

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Delaware Foundation® Funds–67

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–66.80%
	U.S. MARKETS–37.28%
	Aerospace & Defense–1.06%
	Ducommun	2,430	$45,465
†	DynCorp International Class A	7,020	100,737
†	Esterline Technologies	2,570	104,779
	Goodrich	4,720	303,260
	Honeywell International	7,410	290,472
	Lockheed Martin	3,030	228,311
	Northrop Grumman	22,110	1,234,843
	Rockwell Collins	3,080	170,509
	Triumph Group	2,070	99,878
	United Technologies	7,040	488,646

			3,066,900

	Air Freight & Logistics–0.64%
	Expeditors International of Washington	25,400	882,142
†	Hub Group Class A	5,120	137,370
	United Parcel Service Class B	14,600	837,602

			1,857,114

	Airlines–0.07%
†	Alaska Air Group	4,610	159,322
†	Hawaiian Holdings	6,670	46,690

			206,012

	Auto Components–0.05%
	Cooper Tire & Rubber	3,600	72,180
†	Tenneco	4,120	73,048

			145,228

	Beverages–0.21%
	Coca-Cola	1,910	108,870
	PepsiCo	8,090	491,872

			600,742

	Biotechnology–0.87%
†	Alkermes	11,330	106,615
†	Amgen	6,090	344,511
†	Celera	12,830	88,655
†	Celgene	2,660	148,109
†	Gilead Sciences	26,030	1,126,579
†	Human Genome Sciences	1,740	53,244
†	Martek Biosciences	3,730	70,646
†	Medivation	1,160	43,674
†	ONYX Pharmaceuticals	4,590	134,671
†	OSI Pharmaceuticals	2,650	82,230
†	Regeneron Pharmaceuticals	6,340	153,301
†	Vertex Pharmaceuticals	3,760	161,116

			2,513,351

	Building Products–0.03%
	AAON	4,040	78,740

			78,740

	Capital Markets–1.05%
	Apollo Investment	11,870	113,121
	Ares Capital	6,980	86,901
	Bank of New York Mellon	76,310	2,134,390
	Goldman Sachs Group	2,900	489,636
	optionsXpress Holdings	7,550	116,648
†	RiskMetrics Group	5,120	81,459

			3,022,155

	Chemicals–0.87%
	Dow Chemical	12,660	349,796
	duPont (E.I.) deNemours	28,900	973,063
	Koppers Holdings	3,920	119,325
	Olin	6,760	118,435
	Praxair	9,000	722,790
†	Rockwood Holdings	4,970	117,093
	Schulman (A.)	5,570	112,403

			2,512,905

	Commercial Banks–0.48%
	City Holding	3,240	104,749
	Independent Bank	3,350	69,982
	Prosperity Bancshares	3,500	141,645
	TCF Financial	13,250	180,465
†	Texas Capital Bancshares	5,850	81,666
	Trustmark	5,400	121,716
	Univest Corporation of Pennsylvania	2,430	42,598
	Webster Financial	6,570	77,986
	Wells Fargo	21,310	575,157

			1,395,964

	Commercial Services & Supplies–0.61%
	American Ecology	4,320	73,613
†	GeoEye	350	9,758
	McGrath RentCorp	4,950	110,682
†	Metalico	18,030	88,708
†	Mobile Mini	905	12,751
	Republic Services	4,340	122,865
†	Tetra Tech	3,740	101,616
†	United Stationers	2,580	146,673
	Waste Management	32,000	1,081,920

			1,748,586

	Communications Equipment–1.32%
†	Arris Group	6,920	79,096
†	Cisco Systems	24,470	585,812
†	Motorola	113,000	876,880
†	NETGEAR	5,310	115,174
	Plantronics	1,870	48,583
	QUALCOMM	39,780	1,840,222
†	Tekelec	8,450	129,116

LVIP Delaware Foundation® Funds–68

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Communications Equipment (continued)
†	ViaSat	4,090	$129,980

			3,804,863

	Computers & Peripherals–2.07%
†	Apple	11,000	2,319,461
†	EMC	20,790	363,201
	Hewlett-Packard	11,510	592,880
	International Business Machines	9,520	1,246,168
†	NetApp	8,290	285,093
†	Synaptics	4,300	131,795
†	Teradata	33,000	1,037,190

			5,975,788

	Construction & Engineering–0.19%
	Fluor	4,150	186,916
	Granite Construction	2,610	87,853
†	MYR Group	2,510	45,381
†	Tutor Perini	4,440	80,275
†	URS	3,480	154,930

			555,355

	Consumer Finance–0.07%
	Capital One Financial	5,520	211,637

			211,637

	Containers & Packaging–0.17%
†	Owens-Illinois	7,720	253,756
	Rock-Tenn Class A	2,770	139,636
	Silgan Holdings	1,700	98,396

			491,788

	Diversified Consumer Services–0.09%
†	Lincoln Educational Services	4,840	104,883
	Weight Watchers International	5,800	169,128

			274,011

	Diversified Financial Services–1.01%
	Bank of America	8,020	120,781
	CME Group	2,900	974,255
†	IntercontinentalExchange	10,000	1,123,001
	JPMorgan Chase	12,230	509,624
†	Nasdaq OMX Group	9,260	183,533

			2,911,194

	Diversified Telecommunication Services–0.98%
	Alaska Communications Systems Group	9,440	75,331
	AT&T	42,437	1,189,509
	NTELOS Holdings	5,670	101,039
	Verizon Communications	44,113	1,461,463

			2,827,342

	Electric Utilities–0.73%
	Edison International	28,200	980,796
	Progress Energy	24,200	992,442
	UIL Holdings	2,090	58,687
	Unitil	3,240	74,455

			2,106,380

	Electrical Equipment–0.09%
	Acuity Brands	3,170	112,979
	Roper Industries	2,770	145,065

			258,044

	Electronic Equipment, Instruments & Components–0.14%
†	Anixter International	3,120	146,952
†	FARO Technologies	5,490	117,706
†	IPG Photonics	4,340	72,652
†	Rofin-Sinar Technologies	2,940	69,413

			406,723

	Energy Equipment & Services–0.74%
†	Bristow Group	3,160	121,502
†	Key Energy Services	11,230	98,712
	Lufkin Industries	2,160	158,112
	National Oilwell Varco	25,520	1,125,176
†	Pioneer Drilling	9,950	78,605
	Schlumberger	6,750	439,358
†	Willbros Group	7,380	124,501

			2,145,966

	Food & Staples Retailing–1.37%
	Casey’s General Stores	4,000	127,680
	CVS Caremark	43,048	1,386,575
	Safeway	44,300	943,147
†	Susser Holdings	10,290	88,391
	Walgreen	27,600	1,013,472
	Wal-Mart Stores	7,530	402,479

			3,961,744

	Food Products–1.28%
	Archer-Daniels-Midland	42,654	1,335,497
	Bunge	3,842	245,235
	Heinz (H.J.)	25,100	1,073,276
	Kraft Foods Class A	35,800	973,044
	Lance	1,980	52,074

			3,679,126

	Gas Utilities–0.06%
	EQT	3,820	167,774

			167,774

	Health Care Equipment & Supplies–0.33%
†	Align Technology	6,080	108,346
†	Conmed	6,000	136,800
†	CryoLife	11,030	70,813

LVIP Delaware Foundation® Funds–69

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Health Care Equipment & Supplies (continued)
†	Gen-Probe	5,150	$220,934
†	Merit Medical Systems	5,790	111,689
†	Quidel	6,100	84,058
†	SonoSite	3,970	93,811
	West Pharmaceutical Services	3,040	119,168

			945,619

	Health Care Providers & Services–1.85%
†	Air Methods	980	32,948
†	Alliance Healthcare Services	4,047	23,108
†	AMN Healthcare Services	9,810	88,879
	Cardinal Health	31,100	1,002,664
†	Catalyst Health Solutions	4,100	149,527
†	Express Scripts	3,960	342,342
†	Medco Health Solutions	18,500	1,182,335
†	Odyssey HealthCare	5,670	88,339
†	PharMerica	4,310	68,443
†	Psychiatric Solutions	4,760	100,626
	Quest Diagnostics	17,500	1,056,650
†	Res-Care	6,120	68,544
†	Sun Healthcare Group	10,790	98,944
	UnitedHealth Group	34,110	1,039,673

			5,343,022

	Hotels, Restaurants & Leisure–0.59%
†	AFC Enterprises	9,260	75,562
†	Bally Technologies	2,270	93,728
†	Buffalo Wild Wings	2,870	115,575
	Burger King Holdings	15,720	295,850
†	CEC Entertainment	2,330	74,374
	CKE Restaurants	12,860	108,796
†	Jack in the Box	6,480	127,462
	McDonald’s	6,090	380,260
†	Papa John’s International	3,150	73,584
†	Shuffle Master	8,970	73,913
†	WMS Industries	7,350	294,000

			1,713,104

	Household Durables–0.11%
	Jarden	10,110	312,500

			312,500

	Household Products — 0.97%
	Colgate-Palmolive	3,660	300,669
	Kimberly-Clark	16,200	1,032,102
	Procter & Gamble	24,350	1,476,341

			2,809,112

	Independent Power Producers & Energy Traders–0.05%
†	NRG Energy	5,620	132,688

			132,688

	Industrial Conglomerates–0.18%
	General Electric	28,680	433,928
	Otter Tail	3,180	78,864

			512,792

	Insurance–1.27%
	AFLAC	6,860	317,275
	Allstate	30,800	925,232
	American Equity Investment Life Holding	5,540	41,218
	AmTrust Financial Services	5,870	69,383
	Berkley (W.R.)	6,460	159,174
	First Mercury Financial	5,690	78,010
	Harleysville Group	3,250	103,318
†	ProAssurance	1,800	96,678
	Protective Life	4,560	75,468
	Prudential Financial	5,040	250,790
	RLI	2,070	110,228
	Torchmark	5,120	225,024
	Travelers Companies	24,070	1,200,129

			3,651,927

	Internet & Catalog Retail–0.35%
†	Expedia	6,520	167,629
†	priceline.com	3,900	852,150

			1,019,779

	Internet Software & Services–1.35%
†	Digital River	3,720	100,403
†	Google Class A	3,560	2,207,128
†	j2 Global Communications	4,990	101,547
	NIC	7,290	66,631
†	SAVVIS	6,910	97,086
	United Online	13,900	99,941
†	ValueClick	10,500	106,260
†	VeriSign	42,300	1,025,351
†	Vocus	5,310	95,580

			3,899,927

	IT Services–1.12%
	iGate	13,510	135,100
	infoGROUP	13,090	104,982
	MasterCard Class A	4,300	1,100,714
†	RightNow Technologies	2,800	48,636
†	Sapient	14,480	119,750
†	TeleTech Holdings	6,110	122,383
	Visa Class A	18,200	1,591,772

			3,223,337

	Leisure Equipment & Products–0.36%
	Mattel	51,800	1,034,964

			1,034,964

LVIP Delaware Foundation® Funds–70

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Life Sciences Tools & Services–0.11%
†	Affymetrix	7,970	$46,545
†	Thermo Fisher Scientific	5,770	275,171

			321,716

	Machinery–0.19%
	Barnes Group	5,570	94,133
†	Chart Industries	5,530	91,522
†	Columbus McKinnon	6,380	87,151
	Deere	2,510	135,766
	ESCO Technologies	1,800	64,530
†	Kadant	4,100	65,436

			538,538

	Media–0.35%
†	Carmike Cinemas	3,750	28,350
†	DIRECTV	300	10,005
†	Knology	9,070	99,317
	Meredith	6,890	212,557
	National CineMedia	5,490	90,969
†	Time Warner Cable	7,130	295,111
†	Viacom Class B	9,310	276,786

			1,013,095

	Metals & Mining–0.26%
	Alcoa	16,010	258,081
	Haynes International	3,020	99,569
	United States Steel	6,870	378,674

			736,324

	Multiline Retail–0.04%
	Nordstrom	2,920	109,734

			109,734

	Multi-Utilities–0.18%
	NorthWestern	2,170	56,463
	Sempra Energy	4,440	248,551
	Wisconsin Energy	4,440	221,245

			526,259

	Office Electronics–0.30%
	Xerox	103,000	871,380

			871,380

	Oil, Gas & Consumable Fuels–2.65%
	Anadarko Petroleum	2,430	151,681
	Berry Petroleum	4,410	128,552
†	Carrizo Oil & Gas	4,700	124,503
	Chesapeake Energy	6,020	155,798
	Chevron	18,736	1,442,484
	ConocoPhillips	24,260	1,238,957
	Devon Energy	3,280	241,080
	EOG Resources	14,730	1,433,228
	Exxon Mobil	15,750	1,073,993
	Marathon Oil	30,785	961,108
	Occidental Petroleum	4,650	378,278
	Penn Virginia	5,450	116,031
†	Rosetta Resources	5,510	109,814
†	Swift Energy	3,670	87,933

			7,643,440

	Personal Products–0.04%
†	Chattem	1,170	109,161

			109,161

	Pharmaceuticals–2.50%
	Abbott Laboratories	5,520	298,025
	Allergan	22,000	1,386,220
	Bristol-Myers Squibb	41,600	1,050,400
	Johnson & Johnson	19,202	1,236,801
	Merck	42,440	1,550,757
	Pfizer	92,321	1,679,319

			7,201,522

	Professional Services–0.09%
	Administaff	4,050	95,540
†	CRA International	2,780	74,087
†	Kforce	6,530	81,625

			251,252

	Real Estate Investment Trusts–0.29%
	EastGroup Properties	3,210	122,879
	Entertainment Properties Trust	3,570	125,914
	Home Properties	3,530	168,417
	Host Hotels & Resorts	13,708	159,974
	Sovran Self Storage	3,480	124,340
	Tanger Factory Outlet Centers	3,420	133,346

			834,870

	Road & Rail–0.16%
	Norfolk Southern	5,330	279,399
	Union Pacific	2,730	174,447

			453,846

	Semiconductors & Semiconductor Equipment–0.73%
†	Amkor Technologies	12,560	89,930
†	Applied Micro Circuits	10,350	77,315
†	Atheros Communications	4,170	142,781
	Intel	72,936	1,487,893
†	IXYS	10,780	79,988
†	ON Semiconductor	13,630	120,080
†	Semtech	5,490	93,385

			2,091,372

	Software–1.80%
†	Adobe Systems	23,000	845,940
	American Software Class A	8,180	49,080

LVIP Delaware Foundation® Funds–71

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	U.S. MARKETS (continued)
	Software (continued)
†	Informatica	5,930	$153,350
†	Intuit	35,000	1,074,849
†	JDA Software Group	4,770	121,492
†	Lawson Software	16,870	112,186
†	McAfee	5,040	204,473
	Microsoft	30,530	930,860
†	Nuance Communications	8,490	131,935
†	Progress Software	4,680	136,703
	Quality Systems	2,290	143,789
†	Radiant Systems	8,860	92,144
†	Smith Micro Software	8,570	78,330
†	SolarWinds	3,020	69,490
†	Symantec	58,130	1,039,945

			5,184,566

	Specialty Retail–1.58%
	American Eagle Outfitters	14,730	250,115
	Big 5 Sporting Goods	3,040	52,227
†	Citi Trends	3,800	104,956
†	DSW Class A	4,300	111,284
	Guess	6,520	275,796
†	Gymboree	2,870	124,816
†	Jo-Ann Stores	3,280	118,867
†	Jos. A. Bank Clothiers	1,120	47,253
	Lowe’s	77,900	1,822,082
	Staples	42,600	1,047,534
†	Tractor Supply	2,620	138,755
†	Ulta Salon Cosmetics & Fragrance	7,100	128,936
†	Urban Outfitters	9,650	337,654

			4,560,275

	Textiles, Apparel & Luxury Goods–0.60%
†	G-III Apparel Group	5,610	121,569
†	Iconix Brand Group	7,520	95,128
	Jones Apparel Group	5,300	85,118
	NIKE Class B	15,100	997,657
†	Perry Ellis International	5,130	77,258
	Phillips-Van Heusen	8,710	354,323

			1,731,053

	Thrifts & Mortgage Finance–0.10%
	Dime Community Bancshares	10,250	120,130
	Flushing Financial	7,490	84,337
	Provident Financial Services	8,360	89,034

			293,501

	Trading Companies & Distributors–0.06%
	Applied Industrial Technologies	4,670	103,067
†	Titan Machinery	4,970	57,354

			160,421

	Wireless Telecommunication Services–0.47%
†	Crown Castle International	35,000	1,366,400

			1,366,400

	Total U.S. Markets (Cost $90,290,341)		107,522,928

§	DEVELOPED MARKETS–19.01%
	Aerospace & Defense–0.32%
±	Finmeccanica	58,725	938,993

			938,993

	Air Freight & Logistics–0.39%
±	Deutsche Post	58,746	1,139,334

			1,139,334

	Airlines–0.37%
±	Singapore Airlines	102,342	1,083,708

			1,083,708

	Auto Components–0.45%
	Autoliv	29,800	1,292,128

			1,292,128

	Automobiles–0.68%
±	Bayerische Motoren Werke	23,532	1,076,539
±	Toyota Motor	20,900	881,732

			1,958,271

	Beverages–0.42%
±	Coca-Cola Amatil	117,286	1,209,283

			1,209,283

	Building Products–0.83%
±	Asahi Glass	120,000	1,142,185
±	Cie de Saint-Gobain	22,962	1,243,953

			2,386,138

	Capital Markets–0.32%
±	UniCredit	280,821	937,754

			937,754

	Chemicals–1.10%
†	Agrium	20,900	1,285,351
±	Linde	8,067	967,067
	Syngenta ADR	16,300	917,201

			3,169,619

	Commercial Banks–1.46%
±	Banco Santander	67,385	1,112,040
±	BNP Paribas	678	53,675
±	Mitsubishi UFJ Financial Group	213,700	1,053,319
±	Nordea Bank	94,601	957,956
±	Standard Chartered	41,281	1,037,824

			4,214,814

LVIP Delaware Foundation® Funds–72

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Communications Equipment–0.37%
±	Nokia	81,957	$1,058,299

			1,058,299

	Construction Materials–0.34%
±	Lafarge	11,981	985,378

			985,378

	Diversified Financial Services–0.05%
±	First Pacific	248,852	151,239

			151,239

	Diversified Telecommunication Services–0.62%
	Philippine Long Distance Telephone ADR	3,374	191,205
±	Telstra	169,876	522,264
	TELUS	32,913	1,068,541

			1,782,010

	Electronic Equipment, Instruments & Components–0.46%
±	Koninklijke Philips Electronics	44,722	1,320,200

			1,320,200

	Energy Equipment & Services–0.44%
†	Nabors Industries	7,360	161,110
	Tenaris ADR	4,542	193,716
†	Transocean	10,900	902,520

			1,257,346

	Food & Staples Retailing–0.34%
±	Metro	15,825	972,679

			972,679

	Food Products–0.66%
±	Greggs	111,829	784,294
±	Parmalat	404,325	1,128,880

			1,913,174

	Hotels, Restaurants & Leisure–0.13%
±	Round One	64,100	380,422

			380,422

	Household Durables–0.31%
±	Techtronic Industries	1,087,000	901,054

			901,054

	Industrial Conglomerates–0.35%
±	Tomkins	320,029	999,720

			999,720

	Insurance–0.42%
	Aspen Insurance Holdings	6,840	174,078
	Assured Guaranty	2,830	61,581
±	AXA	36,766	862,085
	Max Capital Group	4,950	110,385

			1,208,129

	IT Services–0.86%
	Accenture Class A	5,010	207,915
†	CGI Group Class A	168,584	2,284,905

			2,492,820

	Machinery–0.32%
±	Vallourec	5,062	914,596

			914,596

	Media–1.41%
±	Publicis Groupe	21,706	881,400
±	Teleperformance	35,259	1,142,528
±†	Tom Group	1,401,996	135,342
±	Vivendi	44,545	1,320,331
±	WPP	59,407	580,406

			4,060,007

	Metals & Mining–0.40%
	Alumina ADR	16,055	105,160
†	Anglo American ADR	18,985	415,570
±	ArcelorMittal	13,938	636,210

			1,156,940

	Multiline Retail–0.66%
±	Don Quijote	36,900	895,988
±	PPR	8,345	1,000,365

			1,896,353

	Multi-Utilities–0.39%
±	National Grid	102,207	1,115,417

			1,115,417

	Oil, Gas & Consumable Fuels–0.99%
±	BP	83,159	804,408
±	CNOOC	705,000	1,098,307
	Noble	3,870	157,509
±	Total	12,289	788,276

			2,848,500

	Pharmaceuticals–1.67%
±	Astellas Pharma	25,300	944,522
±	AstraZeneca	9,592	450,753
†	Eurand	8,910	114,939
±	Novartis	21,430	1,169,146
	Novo Nordisk ADR	13,600	868,360
±	Novo Nordisk Class B	11,665	743,661
±	Sanofi-Aventis	6,916	543,173

			4,834,554

LVIP Delaware Foundation® Funds–73

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Real Estate Management & Development–0.07%
±	Franshion Properties China	566,000	$198,063

			198,063

	Specialty Retail–0.39%
±	Esprit Holdings	169,025	1,121,381

			1,121,381

	Textiles, Apparel & Luxury Goods –0.27%
±	Yue Yuen Industrial Holdings	266,000	770,105

			770,105

	Wireless Telecommunication Services–0.75%
	China Mobile ADR	9,325	432,960
	China Unicom Hong Kong ADR	55,200	723,672
±	Vodafone Group	434,892	1,006,626

			2,163,258

	Total Developed Markets (Cost $45,165,845)		54,831,686

×	EMERGING MARKETS–10.51%
	Air Freight & Logistics–0.04%
±	Sinotrans Class H	411,668	107,412

			107,412

	Automobiles–0.06%
±	Oriental Holdings	102,489	170,078

			170,078

	Beverages–0.10%
	Fomento Economico Mexicano ADR	6,171	295,467

			295,467

	Chemicals–0.33%
	Braskem ADR	18,401	301,960
±	Formosa Chemicals & Fibre	148,770	322,496
±	Israel Chemicals	19,325	253,407
±	Sinopec Shanghai Petrochemical	215,242	84,538

			962,401

	Commercial Banks–1.02%
	Banco Bradesco ADR	6,410	140,187
†	Banco Santander Brasil ADR	23,000	320,620
±	Bangkok Bank	49,833	174,453
±	Bank Leumi Le-Israel	29,705	135,572
±	Hong Leong Bank	104,005	246,424
	Itau Unibanco Holding ADR	10,873	248,339
±	OTP Bank	4,939	140,946
@	Sberbank	234,900	659,834
±	Standard Bank Group	30,061	411,220
±	Turkiye Is Bankasi	59,759	251,769
	VTB Bank GDR	45,996	217,101

			2,946,465

	Construction & Engineering–0.17%
±	Alarko Holding	96,316	257,035
†	Empresas	72,812	169,816
±†	Metallurgical Corporation of China Class H	101,000	59,790

			486,641

	Construction Materials–0.32%
	Cemex ADR	23,765	280,902
±	Siam Cement NVDR	90,959	640,588

			921,490

	Diversified Financial Services–0.36%
†	KB Financial Group ADR	11,246	571,859
±	Tongaat Hulett	16,180	215,412
±	Yazicilar Holding Class A	41,073	265,259

			1,052,530

	Diversified Telecommunication Services–0.71%
±†	Blue Label Telecoms	30,243	20,958
±	China Telecom	426,363	176,301
	Chunghwa Telecom ADR	76,395	1,418,655
	KT ADR	25,324	425,950

			2,041,864

	Electric Utilities–0.79%
	Centrais Eletricas Brasileiras	77,207	1,609,698
	Korea Electric Power ADR	37,049	538,692
	Pampa Energia ADR	4,400	51,480
±†	Polska Grupa Energetyczna	8,293	70,840

			2,270,710

	Electronic Equipment, Instruments & Components–0.06%
	LG Display ADR	10,591	179,306

			179,306

	Food & Staples Retailing–0.06%
±	President Chain Store	67,976	161,447

			161,447

	Food Products–0.31%
†	Brazil Foods ADR	8,618	451,325
±	CJ	3,684	198,028
±	Lotte Confectionery	213	236,098

			885,451

	Hotels, Restaurants & Leisure–0.06%
±	Sun International	14,267	182,364

			182,364

LVIP Delaware Foundation® Funds–74

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	EMERGING MARKETS (continued)
	Household Durables–0.08%
±†	Turk Sise ve Cam Fabrikalari	174,404	$218,367

			218,367

	Independent Power Producers & Energy Traders–0.13%
	AES Tiete	29,565	291,749
±†	Huadian Power International	316,000	83,481

			375,230

	Industrial Conglomerates–0.04%
±	Fosun International	162,625	112,737

			112,737

	Internet Software & Services–0.15%
†	Shanda Interactive Entertainment ADR	800	42,088
†	Sina	5,793	261,728
±†	SK Communications	8,657	115,555

			419,371

	IT Services–0.13%
†	Shanda Games ADR	13,400	136,546
±	Travelsky Technology	238,739	240,622

			377,168

	Machinery–0.04%
±	Hyundai Elevator	2,079	103,445

			103,445

	Media–0.18%
†	Focus Media Holding ADR	20,159	319,520
	Grupo Televisa ADR	10,129	210,278

			529,798

	Metals & Mining–1.08%
±	ArcelorMittal South Africa	9,967	137,546
	Cia de Minas Buenaventura ADR	10,560	353,443
	Gold Fields ADR	21,197	277,893
±	Impala Platinum Holdings	9,654	262,816
	MMC Norilsk Nickel ADR	8,778	125,789
	POSCO ADR	1,980	259,578
	Vale ADR	58,653	1,702,698

			3,119,763

	Oil, Gas & Consumable Fuels–2.35%
	China Petroleum & Chemical ADR	2,212	194,811
	Gazprom ADR	35,980	917,490
	LUKOIL ADR	9,431	532,448
	PetroChina ADR	4,544	540,554
	Petroleo Brasileiro SA ADR	27,769	1,324,025
	Petroleo Brasileiro SP ADR	26,600	1,127,574
±	Polski Koncern Naftowy Orlen	20,304	239,156
@	PTT Exploration & Production	55,677	245,486
#	Reliance Industries GDR 144A	9,798	463,935
	Sasol ADR	11,373	454,238
±	SK Energy	2,947	295,676
±	SK Holdings	878	66,908
±	Surgutneftegaz ADR	19,683	174,027
±	Tambang Batubara Bukit Asam	118,178	214,504

			6,790,832

	Paper & Forest Products–0.12%
†	Fibria Celulose ADR	15,314	349,772

			349,772

	Real Estate Management & Development–0.19%
†	Cyrela Brazil Realty	6,633	93,235
@	IRSA Inversiones y Representaciones GDR	17,688	168,036
±	KLCC Property Holdings	159,663	159,984
±†	UEM Land Holdings	294,639	127,245

			548,500

	Semiconductors & Semiconductor Equipment–0.70%
±	Samsung Electronics	1,911	1,308,632
±	Taiwan Semiconductor Manufacturing	171,944	346,495
±	United Microelectronics	673,000	363,526

			2,018,653

	Specialty Retail–0.08%
±	JD Group	35,731	236,513

			236,513

	Wireless Telecommunication Services–0.85%
	America Movil ADR	8,379	393,645
	Mobile Telesystems ADR	4,899	239,512
	SK Telecom ADR	34,235	556,661
	Tim Participacoes ADR	7,572	224,964
	Turkcell Iletisim Hizmet ADR	22,710	397,198
±	Vodacom Group	83,146	632,412

			2,444,392

	Total Emerging Markets (Cost $23,334,652)		30,308,167

	Total Common Stock (Cost $158,790,838)		192,662,781

	CONVERTIBLE PREFERRED STOCK–0.11%
	Freeport-McMoRan Copper & Gold 6.75% exercise price $72.91, expiration date 5/1/10	190	21,898

LVIP Delaware Foundation® Funds–75

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	CONVERTIBLE PREFERRED STOCK (continued)
	Mylan 6.50% exercise price $17.08, expiration date 11/15/10	190	$216,410
	Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49	370	66,474

	Total Convertible Preferred Stock
	(Cost $214,971)		304,782

	EXCHANGE-TRADED FUNDS–8.89%
	iShares MSCI EAFE Growth Index Fund	233,370	12,863,354
	iShares MSCI EAFE Index Fund	231,100	12,779,830

	Total Exchange-Traded Funds
	(Cost $21,608,500)		25,643,184

	PREFERRED STOCK–0.09%
@	AK Transneft 0.939%	239	200,760
•	Bank of America 8.125%	70,000	67,479
	US Airways Series A 8.00%	8	0

	Total Preferred Stock (Cost $211,343)		268,239

		Principal
		Amount

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.13%
	Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	93	102
	Fannie Mae REMICs
	Series 2003-122 AJ 4.50% 2/25/28	26,123	26,948
	Series 2006-M2 A2F 5.259% 5/25/20	100,000	104,898
	Freddie Mac REMICs
	Series 2326 ZQ 6.50% 6/15/31	25,189	27,249
	Series 2557 WE 5.00% 1/15/18	30,000	31,806
	Series 2622 PE 4.50% 5/15/18	30,000	31,245
	Series 2662 MA 4.50% 10/15/31	23,975	24,820
	Series 2694 QG 4.50% 1/15/29	30,000	31,293
	Series 2762 LG 5.00% 9/15/32	30,000	30,982
	Series 2890 PC 5.00% 7/15/30	30,000	31,427
	Series 3128 BC 5.00% 10/15/27	30,000	31,615

	Total Agency Collateralized Mortgage Obligations (Cost $368,592)		372,385

	AGENCY MORTGAGE-BACKED SECURITIES–1.90%
•	Fannie Mae ARM 5.007% 8/1/35	26,037	27,450
	Fannie Mae S.F. 15 yr
	4.00% 7/1/24	252,246	254,086
	4.50% 3/1/24	707,209	728,286
	5.00% 4/1/23	668,681	699,548
	5.50% 3/1/20	394,639	420,215
	Fannie Mae S.F. 30 yr
	4.50% 3/1/39	45,129	45,096
	4.50% 4/1/39	437,126	436,761
	5.00% 9/1/35	32,940	33,868
	5.00% 2/1/38	37,653	38,682
	5.50% 4/1/37	147,808	154,890
	6.00% 11/1/36	720,268	765,060
	Fannie Mae S.F. 30 yr TBA 4.50% 1/1/40	580,000	621,144
•	Freddie Mac ARM
	4.29% 12/1/33	24,560	25,418
	5.909% 6/1/37	27,793	29,516
	Freddie Mac S.F. 15 yr
	4.50% 5/1/20	31,733	32,967
	5.50% 5/1/20	464,724	494,700
	Freddie Mac S.F. 30 yr
	4.50% 10/1/35	39,159	39,212
	5.50% 3/1/37	124,480	130,541
	Freddie Mac S.F. 30 yr TBA 4.00% 1/1/40	530,000	511,036

	Total Agency Mortgage-Backed Securities (Cost $5,405,942)		5,488,476

	COMMERCIAL MORTGAGE-BACKED SECURITIES–1.06%
#	American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	100,000	102,750
	Bank of America Commercial Mortgage Securities
	Series 2005-1 A5 5.082% 11/10/42	60,000	59,519
	Series 2005-6 A4 5.179% 9/10/47	200,000	196,416
	Series 2006-4 A4 5.634% 7/10/46	150,000	140,522
	Bear Stearns Commercial Mortgage Securities Series 2005-PW10 A4 5.405% 12/11/40	105,000	102,900
	Series 2005-T20 A4A 5.149% 10/12/42	105,000	103,047
	Series 2006-PW12 A4 5.719% 9/11/38	150,000	152,315
	Series 2006-PW14 A4 5.201% 12/11/38	90,000	86,480

LVIP Delaware Foundation® Funds–76

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

◆	Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	250,000	$242,737
	Goldman Sachs Mortgage Securities II Series 2004-GG2 A6 5.396% 8/10/38	100,000	98,268
	Series 2005-GG4 A4A 4.751% 7/10/39	50,000	48,408
	Series 2007-GG10 A4 5.805% 8/10/45	50,000	42,932
	Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	150,000	152,250
	Series 2005-GG5 A5 5.224% 4/1/37	150,000	142,082
	JPMorgan Chase Commercial Mortgage Securities Series 2002-C1 A3 5.376% 7/12/37	100,000	103,950
	Series 2005-LDP3 A4A 4.936% 8/15/42	50,000	47,445
	•Series 2005-LDP4 A4 4.918% 10/15/42	70,000	67,300
	•Series 2005-LDP5 A4 5.179% 12/15/44	305,000	301,942
	Series 2006-LDP9 A2 5.134% 5/15/47	150,000	143,436
	Lehman Brothers-UBS Commercial Mortgage Trust Series 2001-C2 A1 6.27% 6/15/20	1,141	1,144
	Series 2004-C1 A4 4.568% 1/15/31	125,000	122,271
•	Merrill Lynch Mortgage Trust Series 2006-C1 ASB 5.656% 5/12/39	100,000	100,277
•	Morgan Stanley Capital I Series 2007-T27 A4 5.649% 6/13/42	525,000	506,875

	Total Commercial Mortgage-Backed Securities (Cost $2,788,374)		3,065,266

	CONVERTIBLE BONDS–1.14%
	Aerospace & Defense–0.03%
	L-3 Communications Holdings 3.00% exercise price $100.14, expiration date 8/1/35	77,000	81,235

			81,235

	Biotechnology–0.05%
	Amgen 0.375% exercise price $79.48, expiration date 2/1/13	149,000	150,676

			150,676

	Capital Markets–0.02%
	Jefferies Group 3.875% exercise price $39.20, expiration date 11/1/29	63,000	62,528

			62,528

	Communications Equipment–0.05%
	Alcatel-Lucent USA 2.875% exercise price $16.75, expiration date 6/15/23	154,000	153,423

			153,423

	Computers & Peripherals–0.05%
	SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	154,000	129,168

			129,168

	Diversified Telecommunication Services–0.11%
	Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	193,000	184,073
	Qwest Communications International 3.50% exercise price $5.01, expiration date 11/15/25	118,000	123,015

			307,088

	Energy Equipment & Services–0.06%
	Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	195,000	175,744

			175,744

	Health Care Equipment & Supplies–0.15%
Ф	Hologic 2.00% exercise price $38.59, expiration date 12/15/37	212,000	182,054
	Inverness Medical Innovations 3.00% exercise price $43.98, expiration date 5/15/16	65,000	74,913
	Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	149,000	156,263

			413,230

	Household Durables–0.02%
	Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	52,000	48,490

			48,490

LVIP Delaware Foundation® Funds–77

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CONVERTIBLE BONDS (continued)

	Internet Software & Services–0.02%
	VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	72,000	$64,350

			64,350

	Media–0.09%
	Interpublic Group 4.25% exercise price $12.42, expiration date 3/15/23	176,000	175,780
#	Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	78,000	92,820

			268,600

	Metals & Mining–0.00%
	Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	10,000	9,613

			9,613

	Oil, Gas & Consumable Fuels–0.04%
	Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	115,000	87,544
	Peabody Energy 4.75% exercise price $58.45, expiration date 12/15/41	26,000	26,390

			113,934

	Paper & Forest Products–0.05%
#	Sino Forrest 144A 5.00% exercise price $20.29, expiration date 8/1/13	127,000	150,654

			150,654

	Real Estate Investment Trusts–0.18%
#	Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	66,000	64,185
#	Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	127,000	165,893
	Health Care REIT 4.75% exercise price $50.00, expiration date 7/15/27	31,000	34,759
	National Retail Properties 5.125% exercise price $25.42, expiration date 6/15/28	90,000	96,075
	Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	152,000	162,260

			523,172

	Semiconductors & Semiconductor Equipment–0.11%
	Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	45,000	40,725
#	Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	161,000	185,753
	Linear Technology 3.00% exercise price $46.13, expiration date 5/1/27	79,000	79,593

			306,071

	Wireless Telecommunication Services–0.11%
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	55,000	45,788
	NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	45,000	41,513
#	SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	180,000	237,149

			324,450

	Total Convertible Bonds (Cost $2,862,756)		3,282,426

	CORPORATE BONDS–14.17%
	Aerospace & Defense–0.02%
#	BAE Systems Holdings 144A 4.95% 6/1/14	15,000	15,634
	L-3 Communications
	5.875% 1/15/15	45,000	45,169
	6.125% 7/15/13	4,000	4,060

			64,863

	Airlines–0.00%
	Delta Air Lines 7.92% 11/18/10	4,000	4,020

			4,020

	Auto Components–0.25%
#	Allison Transmission 144A 11.00% 11/1/15	135,000	142,425
	America Axle & Manufacturing 5.25% 2/11/14	60,000	52,350
	7.875% 3/1/17	30,000	25,500
	ArvinMeritor 8.125% 9/15/15	85,000	81,600
	Goodyear Tire & Rubber
	9.00% 7/1/15	6,000	6,270
	10.50% 5/15/16	103,000	114,330
	Tenneco 8.625% 11/15/14	90,000	91,238

LVIP Delaware Foundation® Funds–78

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Auto Components (continued)
#	TRW Automotive 144A
	7.00% 3/15/14		100,000	$98,500
	7.25% 3/15/17		100,000	97,500

				709,713

	Automobiles–0.10%
	Ford Motor 7.45% 7/16/31		145,000	128,869
#	Volvo Treasury 144A 5.95% 4/115		145,000	149,795

				278,664

	Beverages–0.09%
#	Anheuser-Busch InBev Worldwide 144A 7.20% 1/15/14		230,000	261,088

				261,088

	Building Products–0.08%
	Building Materials 7.75% 8/1/14		40,000	39,800
•#	C8 Capital 144A 6.64% 12/31/49		100,000	69,563
	USG 6.30% 11/15/16		126,000	113,400

				222,763

	Capital Markets–0.86%
	Credit Suisse New York 6.00% 2/15/18		175,000	183,403
	E Trade Financial PIK 12.50% 11/30/17		74,000	84,453
	Export-Import Bank of Korea 5.875% 1/14/15		305,000	328,012
	Goldman Sachs Group
	5.125% 1/15/15		130,000	136,749
	5.25% 10/15/13		150,000	159,438
	5.95% 1/18/18		55,000	58,171
	6.25% 9/1/17		125,000	134,257
	Jefferies Group
	6.25% 1/15/36		145,000	115,876
	6.45% 6/8/27		80,000	68,345
	Korea Development Bank 5.30% 1/17/13		100,000	105,153
	LaBranche 11.00% 5/15/12		154,000	148,803
	Landwirtschaftliche Rentenbank 6.00% 7/15/14	AUD	84,000	75,139
	Lazard Group
	6.85% 6/15/17		10,000	10,078
	7.125% 5/15/15		143,000	148,619
	Morgan Stanley
	5.375% 10/15/15		285,000	294,842
	6.00% 4/28/15		255,000	271,941
	Nuveen Investments 10.50% 11/15/15		170,000	155,125

				2,478,404

	Chemicals–0.35%
	Cytec Industries 6.00% 10/1/15		117,000	123,493
	Dow Chemical
	5.70% 5/15/18		95,000	96,666
	8.55% 5/15/19		160,000	191,223
	Huntsman International
	7.875% 11/15/14		43,000	42,248
	8.375% 1/1/15		117,000	112,905
	Innophos 8.875% 8/15/14		76,000	77,520
#	Innophos Holdings 144A 9.50% 4/15/12		2,000	2,040
	Lubrizol 8.875% 2/1/19		195,000	242,836
#	MacDermid 144A 9.50% 4/15/17		59,000	59,295
#	Momentive Performance Material 144A 12.50% 6/15/14		45,000	49,725
#	Nalco 144A 8.25% 5/15/17		5,000	5,338

				1,003,289

	Commercial Banks–1.22%
•	BAC Capital Trust XIV 5.63% 12/31/49		139,000	96,953
	Barclays Bank
	5.20% 7/10/14		115,000	122,024
	6.75% 5/22/19		125,000	139,675
	#144A 6.05% 12/4/17		295,000	300,691
	BB&T 5.25% 11/1/19		255,000	246,222
	BB&T Capital Trust II 6.75% 6/7/36		25,000	24,219
	KeyBank North America 5.80% 7/1/14		250,000	243,565
	PNC Funding
	5.25% 11/15/15		3,000	3,089
	5.625% 2/1/17		540,000	535,869
•#	Rabobank Nederland 144A 11.00% 12/29/49		260,000	317,886
	Regions Financial 7.75% 11/10/14		190,000	187,568
•	USB Capital IX 6.189% 4/15/49		455,000	370,256
	Wachovia
	5.25% 8/1/14		260,000	269,440
	5.625% 10/15/16		205,000	209,904

LVIP Delaware Foundation® Funds–79

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Commercial Banks (continued)
•	Wells Fargo Capital XIII 7.70% 12/29/49	195,000	$190,125
	Westpac Banking 4.875% 11/19/19	125,000	123,615
	Zions Bancorporation
	5.50% 11/16/15	5,000	3,539
	5.65% 5/15/14	104,000	75,831
	6.00% 9/15/15	3,000	2,124
	7.75% 9/23/14	65,000	57,417

			3,520,012

	Commercial Services & Supplies–0.46%
	Allied Waste North America
	6.875% 6/1/17	20,000	21,256
	7.125% 5/15/16	300,000	319,908
	ARAMARK 8.50% 2/1/15	125,000	129,375
	Casella Waste Systems
	9.75% 2/1/13	27,000	26,798
	#144A 11.00% 7/15/14	60,000	65,250
	Cornell 10.75% 7/1/12	2,000	2,053
	Corrections Corporation of America 7.75% 6/1/17	43,000	44,505
	FTI Consulting
	7.625% 6/15/13	84,000	85,575
	7.75% 10/1/16	2,000	2,035
	Global Cash Access/Finance 8.75% 3/15/12	31,000	31,039
	Interface
	9.50% 2/1/14	20,000	19,775
	#144A 11.375% 11/1/13	20,000	22,450
	International Lease Finance
	5.25% 1/10/13	25,000	20,404
	5.35% 3/1/12	5,000	4,343
	5.55% 9/5/12	10,000	8,332
	5.625% 9/20/13	50,000	39,251
	5.875% 5/1/13	3,000	2,386
	6.375% 3/25/13	328,000	269,860
	6.625% 11/15/13	95,000	76,535
	Iron Mountain
	6.625% 1/1/16	2,000	1,970
	8.00% 6/15/20	82,000	83,640
	8.75% 7/15/18	2,000	2,085
	Mobile Mini
	6.875% 5/1/15	13,000	12,350
	9.75% 8/1/14	40,000	41,800

			1,332,975

	Communications Equipment–0.01%
	Alcatel-Lucent USA 6.45% 3/15/29	39,000	28,129

			28,129

	Consumer Finance–0.43%
	Capital One Financial 8.80% 7/15/19	350,000	414,276
	Cardtronics 9.25% 8/15/13	80,000	82,700
	Ford Motor Credit 12.00% 5/15/15	300,000	348,240
	GMAC
	6.00% 12/15/11	3,000	2,970
	6.875% 8/28/12	49,000	48,510
	#144A 6.875% 9/15/11	274,000	272,630
#	National Money Mart 144A 10.375% 12/15/16	60,000	61,650

			1,230,976

	Containers & Packaging–0.28%
#	BWAY 144A 10.00% 4/15/14	100,000	106,250
	Crown Americas
	7.625% 11/15/13	17,000	17,638
	#144A 7.625% 5/15/17	4,000	4,170
	Graham Packaging 9.875% 10/15/14	131,000	134,275
	Graphic Packaging International
	9.50% 8/15/13	154,000	159,775
	#144A 9.50% 6/15/17	23,000	24,495
#	Greif 144A 7.75% 8/1/19	30,000	30,750
	Intertape Polymer 8.50% 8/1/14	32,000	27,560
#	Owens-Brockway Glass Container 144A 7.375% 5/15/16	2,000	2,075
#	Plastipak Holdings 144A
	8.50% 12/15/15	5,000	5,156
	10.625% 8/15/19	70,000	77,525
	Pregis 12.375% 10/15/13	99,000	96,401
	Smurfit Kappa Funding 7.75% 4/1/15	40,000	38,650
	Solo Cup 8.50% 2/15/14	89,000	87,443

			812,163

	Diversified Consumer Services–0.07%
	Yale University 2.90% 10/15/14	200,000	199,482

			199,482

LVIP Delaware Foundation® Funds–80

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Diversified Financial Services–0.87%
	AMH Holdings 11.25% 3/1/14	10,000	$9,700
	Bank of America
	5.125% 11/15/14	3,000	3,114
	7.375% 5/15/14	390,000	442,955
	Capital One Capital V 10.25% 8/15/39	75,000	87,414
	Capitial One Capital VI 8.875% 5/15/40	45,000	48,263
#	CDP Financial 144A 4.40% 11/25/19	250,000	239,945
	Citigroup
	6.01% 1/15/15	90,000	91,998
	6.375% 8/12/14	255,000	267,226
	6.50% 8/19/13	168,000	179,097
•	Citigroup Capital XXI 8.30% 12/21/57	35,000	33,863
	General Electric Capital
	6.00% 8/7/19	553,000	575,070
	6.75% 3/15/32	3,000	3,068
	JPMorgan Chase
	5.75% 1/2/13	100,000	106,722
	5.875% 6/13/16	250,000	262,678
	JPMorgan Chase Capital XVIII 6.95% 8/17/36	15,000	14,616
	JPMorgan Chase Capital XXII 6.45% 2/2/37	85,000	78,245
	JPMorgan Chase Capital XXV 6.80% 10/1/37	60,000	59,798

			2,503,772

	Diversified Telecommunication Services–0.84%
	AT&T
	6.50% 9/1/37	235,000	244,371
	6.70% 11/15/13	120,000	135,506
	Cincinnati Bell
	7.00% 2/15/15	58,000	57,565
	8.25% 10/15/17	65,000	66,300
#	Clearwire Communications/Finance 144A 12.00% 12/1/15	210,000	214,200
	Deutsche Telekom International Finance 5.25% 7/22/13	10,000	10,624
#	DigitalGlobe 144A 10.50% 5/1/14	4,000	4,300
#	GCI 144A 8.625% 11/15/19	25,000	25,344
#	Global Crossing 144A 12.00% 9/15/15	85,000	93,713
	Hughes Network Systems/Finance 9.50% 4/15/14	86,000	89,225
#	Intelsat Bermuda 144A 11.25% 2/4/17	180,000	181,350
	Intelsat Jackson Holdings 11.25% 6/15/16	227,000	246,862
	Intelsat Subsidiary Holding 8.875% 1/15/15	5,000	5,200
	Level 3 Financing
	9.25% 11/1/14	50,000	47,500
	12.25% 3/15/13	40,000	42,600
#	Nordic Telephone Holdings 144A 8.875% 5/1/16	75,000	79,688
	PAETEC Holding 8.875% 6/30/17	15,000	15,263
#	Qwest 144A 8.375% 5/1/16	95,000	102,363
	Telecom Italia Capital
	5.25% 10/1/15	30,000	31,405
	7.175% 6/18/19	335,000	374,130
	Telesat Canada
	11.00% 11/1/15	90,000	98,100
	12.50% 11/1/17	29,000	32,045
	Time Warner Telecom Holdings 9.25% 2/15/14	7,000	7,254
	Verizon Communications 6.40% 2/15/38	95,000	99,644
#	Wind Acquisition Finance 144A 11.75% 7/15/17	100,000	109,750
	Windstream 8.125% 8/1/13	10,000	10,425

			2,424,727

	Electric Utilities–0.74%
#	American Transmission Systems 144A
	5.25% 1/15/22	85,000	84,118
#	Calpine Construction Finance 144A
	8.00% 6/1/16	76,000	78,660
#	Centrais Eletricas Brasileiras 144A
	6.875% 7/30/19	200,000	217,750
	Edison Mission Energy 7.20% 5/15/19	5,000	3,813
	7.50% 6/15/13	65,000	61,425
#	Enel Finance International 144A
	5.125% 10/7/19	270,000	272,185
	Energy Future Holdings 11.375% 11/1/17	40,000	32,900
	Illinois Power 9.75% 11/15/18	343,000	427,178
	Mirant Americas Generation 8.50% 10/1/21	260,000	248,300
	Mirant North America 7.375% 12/31/13	1,000	994

LVIP Delaware Foundation® Funds–81

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Electric Utilities (continued)
	Pennsylvania Electric 5.20% 4/1/20	210,000	$207,231
	PPL Electric Utilities 7.125% 11/30/13	25,000	28,601
	Progress Energy 4.875% 12/1/19	115,000	111,974
	Public Service Company of Oklahoma 5.15% 12/1/19	210,000	208,896
•	Puget Sound Energy 6.974% 6/1/67	60,000	53,014
	Texas Competitive Electric Holdings 10.25% 11/1/15	105,000	85,575

			2,122,614

	Electronic Equipment, Instruments & Components–0.06%
	Anixter 10.00% 3/15/14	47,000	52,170
	Jabil Circuit 7.75% 7/15/16	40,000	42,200
	Sanmina-SCI 8.125% 3/1/16	90,000	90,225

			184,595

	Energy Equipment & Services–0.30%
	Complete Production Services 8.00% 12/15/16	58,000	57,493
	Geophysique-Veritas 7.75% 5/15/17	62,000	61,845
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16	46,000	47,380
#	Hercules Offshore 144A 10.50% 10/15/17	70,000	74,200
	Key Energy Services 8.375% 12/1/14	83,000	83,623
	Pride International 8.50% 6/15/19	170,000	197,199
	Weatherford International 4.95% 10/15/13	160,000	167,000
	5.95% 6/15/12	10,000	10,708
	9.625% 3/1/19	130,000	162,332

			861,780

	Food & Staples Retailing–0.23%
	CVS Caremark 6.60% 3/15/19	35,000	38,367
◆#	CVS Pass Through Trust 144A 8.353% 7/10/31	317,824	350,598
	Delhaize Group 5.875% 2/1/14	10,000	10,750
#	Ingles Markets 144A 8.875% 5/15/17	35,000	36,575
	New Albertsons 7.25% 5/1/13	2,000	2,035
	Rite Aid 9.375% 12/15/15	105,000	92,925
	Supervalu
	7.50% 11/15/14	40,000	40,700
	8.00% 5/1/16	71,000	72,420
#	Tops Markets 144A 10.125% 10/15/15	25,000	25,875

			670,245

	Food Products–0.07%
#	Dole Food 144A
	8.00% 10/1/16	75,000	76,500
	13.875% 3/15/14	4,000	4,830
#	JBS USA Finance 144A 11.625% 5/1/14	7,000	7,963
#	M-Foods Holdings 144A 9.75% 10/1/13	3,000	3,131
	Smithfield Foods
	7.75% 5/15/13	89,000	86,775
	#144A 10.00% 7/15/14	25,000	27,250
#	Tyson Foods 144A 10.50% 3/1/14	6,000	6,885

			213,334

	Gas Utilities–0.00%
	AmeriGas Partners 7.125% 5/20/16	4,000	4,020
	Inergy Finance
	6.875% 12/15/14	3,000	2,978
	8.25% 3/1/16	3,000	3,060
	#144A 8.75% 3/1/15	2,000	2,065

			12,123

	Health Care Equipment & Supplies–0.43%
	Accellent 10.50% 12/1/13	70,000	67,725
	Bausch & Lomb 9.875% 11/1/15	83,000	87,980
	Beckman Coulter
	6.00% 6/1/15	185,000	201,930
	7.00% 6/1/19	5,000	5,676
	Biomet
	11.625% 10/15/17	13,000	14,430
	PIK 10.375% 10/15/17	29,000	31,610
#	CareFusion 144A 6.375% 8/1/19	280,000	300,286
	DJO Finance 10.875% 11/15/14	45,000	47,700
	Hospira 6.40% 5/15/15	275,000	304,724

LVIP Delaware Foundation® Funds–82

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Health Care Equipment & Supplies (continued)
	Inverness Medical Innovations 9.00% 5/15/16	68,000	$69,870
#	Novasep Holding 144A 9.75% 12/15/16	100,000	98,000
	Universal Hospital Services PIK 8.50% 6/1/15	4,000	3,960

			1,233,891

	Health Care Providers & Services–0.67%
#	Alliance HealthCare Services I 144A 8.00% 12/1/16	45,000	44,100
	Community Health Systems 8.875% 7/15/15	127,000	131,763
	HCA 9.25% 11/15/16	171,000	184,039
	Medco Health Solutions 7.125% 3/15/18	235,000	264,588
	Psychiatric Solutions
	7.75% 7/15/15	77,000	74,883
	#144A 7.75% 7/15/15	7,000	6,633
	Quest Diagnostics
	5.45% 11/1/15	95,000	102,833
	6.40% 7/1/17	253,000	278,043
	Select Medical 7.625% 2/1/15	139,000	135,525
	Tenet Healthcare 7.375% 2/1/13	91,000	91,683
	UnitedHealth Group
	5.50% 11/15/12	10,000	10,684
	5.80% 3/15/36	55,000	49,450
	6.00% 2/15/18	240,000	248,304
•	US Oncology Holdings PIK 6.428% 3/15/12	104,000	97,760
	WellPoint 6.00% 2/15/14	185,000	200,814
	7.00% 2/15/19	10,000	11,203

			1,932,305

	Hotels, Restaurants & Leisure–0.41%
	Carrols 9.00% 1/15/13	5,000	5,100
	Darden Restaurants 6.80% 10/15/37	125,000	130,022
#	Galaxy Entertainment Finance 144A 9.875% 12/15/12	100,000	100,500
	Gaylord Entertainment 6.75% 11/15/14	6,000	5,610
#	Harrahs Operating 144A 10.00% 12/15/18	125,000	100,938
#	Harrahs Operating Escrow 144A 11.25% 6/1/17	98,000	103,022
#	Landry’s Restaurants 144A 11.625% 12/1/15	20,000	21,300
	MGM MIRAGE
	6.625% 7/15/15	3,000	2,348
	7.50% 6/1/16	67,000	52,595
	7.625% 1/15/17	111,000	86,858
	13.00% 11/15/13	30,000	34,575
	#144A 11.125% 11/15/17	38,000	42,275
	#144A 11.375% 3/1/18	15,000	13,500
	Mohegan Tribal Gaming Authority 6.875% 2/15/15	35,000	22,925
#	NCL 144A 11.75% 11/15/16	30,000	29,775
	OSI Restaurant Partners 10.00% 6/15/15	52,000	46,150
	Pinnacle Entertainment
	7.50% 6/15/15	132,000	122,099
	#144A 8.625% 8/1/17	35,000	35,875
@#	Pokagon Gaming Authority 144A 10.375% 6/15/14	37,000	38,665
	Royal Caribbean Cruises
	6.875% 12/1/13	45,000	44,438
	7.00% 6/15/13	5,000	5,013
#	Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	75,000	57,375
	Speedway Motorsports 8.75% 6/1/16	5,000	5,300
	Wynn Las Vegas 6.625% 12/1/14	75,000	72,844

			1,179,102

	Household Durables–0.16%
	Beazer Homes USA 8.625% 5/15/11	47,000	46,060
	Jarden 8.00% 5/1/16	64,000	66,400
	K Hovnanian Enterprises
	6.25% 1/15/15	25,000	18,000
	7.50% 5/15/16	40,000	28,800
	#144A 10.625% 10/15/16	45,000	47,250
	M/I Homes 6.875% 4/1/12	2,000	1,895
	Meritage Homes
	6.25% 3/15/15	1,000	925
	7.00% 5/1/14	7,000	6,720
	Mohawk Industries 6.875% 1/15/16	4,000	4,000
#	Norcraft 144A 10.50% 12/15/15	30,000	30,900
	Norcraft Holdings 9.75% 9/1/12	44,000	42,460
	Ryland Group 8.40% 5/15/17	43,000	46,225

LVIP Delaware Foundation® Funds–83

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Household Durables (continued)
#	Sealy Mattress 144A 10.875% 4/15/16	2,000	$2,235
#	Standard Pacific Escrow 144A 10.75% 9/15/16	50,000	51,250
	Yankee Acquisition 9.75% 2/15/17	85,000	84,150

			477,270

	Independent Power Producers & Energy Traders–0.18%
	AES
	7.75% 3/1/14	1,000	1,020
	8.00% 10/15/17	4,000	4,125
	8.00% 6/1/20	298,000	304,705
	#144A 8.75% 5/15/13	1,000	1,030
	NRG Energy
	7.25% 2/1/14	6,000	6,090
	7.375% 2/1/16	141,000	141,529
	RRI Energy 7.625% 6/15/14	3,000	2,985
	TXU 5.55% 11/15/14	70,000	49,994

			511,478

	Industrial Conglomerates–0.10%
	Orion Power Holdings 12.00% 5/1/10	70,000	72,100
	Tyco International Finance 8.50% 1/15/19	190,000	229,848

			301,948

	Insurance–0.14%
	MetLife 6.817% 8/15/18	360,000	401,615

			401,615

	Internet Software & Services–0.05%
#	GXS Worldwide 144A 9.75% 6/15/15	95,000	93,813
#	Terremark Worldwide 144A 12.00% 6/15/17	35,000	38,850

			132,663

	IT Services–0.13%
	First Data 9.875% 9/24/15	275,000	257,813
	SunGard Data Systems 10.25% 8/15/15	82,000	87,740
#	Unisys 144A 12.75% 10/15/14	40,000	46,400

			391,953

	Leisure Equipment & Products–0.01%
	Eastman Kodak 7.25% 11/15/13	25,000	20,750

			20,750

	Life Sciences Tools & Services–0.00%
#	Bio-Rad Laboratories 144A 8.00% 9/15/16	4,000	4,230

			4,230

	Machinery–0.07%
#	Case New Holland 144A 7.75% 9/1/13	50,000	51,375
#	CPM Holdings 144A 10.625% 9/1/14	15,000	15,900
	RBS Global/Rexnord 11.75% 8/1/16	44,000	43,780
	Terex 8.00% 11/15/17	50,000	48,375
	Thermadyne Holdings 10.50% 2/1/14	5,000	4,756
#	TriMas 144A 9.75% 12/15/17	35,000	34,519

			198,705

	Media–1.34%
	Affinion Group 11.50% 10/15/15	40,000	42,100
#	Cablevision Systems 144A 8.625% 9/15/17	35,000	36,619
	CCH II Capital 13.50% 11/30/16	80,000	94,600
#	Cengage Learning Acquisitions 144A 10.50% 1/15/15	50,000	48,063
#	Cequel Communications Holdings 144A 8.625% 11/15/17	25,000	25,375
#	Charter Communications Operating 144A 10.875% 9/15/14	82,000	92,250
#	Columbus International 144A 11.50% 11/20/14	100,000	105,500
	Comcast
	4.95% 6/15/16	105,000	107,981
	6.50% 1/15/15	155,000	173,843
#	Cox Communications 144A
	5.875% 12/1/16	50,000	52,999
	6.95% 6/1/38	240,000	255,029
	8.375% 3/1/39	5,000	6,245
	CSC Holdings
	6.75% 4/15/12	12,000	12,450
	#144A 8.50% 6/15/15	1,000	1,070
	DIRECTV Holdings
	7.625% 5/15/16	315,000	344,576
	#144A 4.75% 10/1/14	50,000	51,092

LVIP Delaware Foundation® Funds–84

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Media (continued)
	Echostar DBS
	7.125% 2/1/16		10,000	$10,263
	#144A 7.875% 9/1/19		265,000	279,244
	Interpublic Group
	6.25% 11/15/14		11,000	10,615
	#144A 10.00% 7/15/17		60,000	66,900
	Lamar Media 6.625% 8/15/15		33,000	31,905
	LIN Television 6.50% 5/15/13		10,000	9,550
#	Mediacom Capital 144A 9.125% 8/15/19		50,000	51,250
	Nielsen Finance
	10.00% 8/1/14		64,000	67,040
	11.50% 5/1/16		10,000	11,225
	11.625% 2/1/14		70,000	79,013
	Ω12.50% 8/1/16		40,000	36,700
#	Rainbow National Services 144A 10.375% 9/1/14		3,000	3,180
	Shaw Communication 6.75% 11/9/39	CAD	472,000	444,514
#	Sinclair Television Group 144A 9.25% 11/1/17		35,000	36,575
	Sirius Satellite 9.625% 8/1/13		25,000	25,000
#	Sirius XM Radio 144A 9.75% 9/1/15		10,000	10,575
#	Telcordia Technologies 144A 10.00% 3/15/13		110,000	98,450
	Time Warner Cable 8.25% 4/1/19		228,000	272,024
#	Univision Communications 144A 12.00% 7/1/14		40,000	44,250
	Videotron 9.125% 4/15/18		4,000	4,420
#	Vivendi 144A
	5.75% 4/4/13		250,000	263,031
	6.625% 4/4/18		105,000	113,980
	WPP Finance 8.00% 9/15/14		355,000	404,127
#	XM Satellite Radio 144A 13.00% 8/1/13		15,000	16,369
	XM Satellite Radio Holdings PIK 10.00% 6/1/11		25,000	25,125

				3,865,117

	Metals & Mining–0.43%
#	Algoma Acquisition 144A 9.875% 6/15/15		60,000	51,375
	ArcelorMittal
	6.125% 6/1/18		60,000	62,012
	9.00% 2/15/15		50,000	59,117
	9.85% 6/1/19		90,000	116,596
	California Steel Industries 6.125% 3/15/14		3,000	2,828
	Century Aluminum 8.00% 5/15/14		50,500	49,490
#	Compass Minerals International 144A 8.00% 6/1/19		6,000	6,210
#	Essar Steel Algoma 144A 9.375% 3/15/15		65,000	64,431
#	FMG Finance 144A 10.625% 9/1/16		85,000	94,456
	Freeport-McMoRan Copper & Gold 8.375% 4/1/17		80,000	87,720
	Noranda Aluminum Acquisition PIK 5.274% 5/15/15		50,510	39,461
	Novelis
	8.25% 2/15/15		45,000	43,088
	#144A 11.50% 2/15/15		50,000	53,813
	Reliance Steel & Aluminum 6.85% 11/15/36		95,000	80,126
	Ryerson
	•7.656% 11/1/14		3,000	2,779
	12.25% 11/1/15		32,000	33,600
	Steel Dynamics 8.25% 4/15/16		79,000	82,654
	Teck Resources
	10.25% 5/15/16		3,000	3,510
	#144A 10.75% 5/15/19		100,000	119,999
	United States Steel 7.00% 2/1/18		5,000	4,905
	Vale Overseas 6.875% 11/10/39		185,000	187,168

				1,245,338

	Multiline Retail–0.20%
	Burlington Coat Factory Warehouse 11.125% 4/15/14		45,000	46,688
	Burlington Coat Factory Investment Holdings 14.50% 10/15/14		155,000	155,775
	Macy’s Retail Holdings
	6.65% 7/15/24		19,000	17,385
	8.875% 7/15/15		96,000	106,320
	Nordstrom
	6.75% 6/1/14		15,000	16,768
	7.00% 1/15/38		208,000	231,028

				573,964

LVIP Delaware Foundation® Funds–85

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Multi-Utilities–0.06%
	Ameren 8.875% 5/15/14	50,000	$56,212
	Sempra Energy 6.00% 10/15/39	110,000	108,992

			165,204

	Office Electronics–0.07%
	Xerox
	4.25% 2/15/15	125,000	124,270
	8.25% 5/15/14	65,000	74,632

			198,902

	Oil, Gas & Consumable Fuels–1.13%
#	Arch Coal 144A 8.75% 8/1/16	35,000	37,188
	Berry Petroleum 10.25% 6/1/14	48,000	52,440
	Chesapeake Energy
	6.50% 8/15/17	125,000	123,125
	6.625% 1/15/16	7,000	6,965
	7.25% 12/15/18	1,000	1,013
	Copano Energy 7.75% 6/1/18	5,000	5,038
	Denbury Resources
	7.50% 4/1/13	36,000	36,360
	9.75% 3/1/16	13,000	13,943
	Dynergy Holdings
	7.75% 6/1/19	37,000	32,283
	8.375% 5/1/16	60,000	57,300
	El Paso
	6.875% 6/15/14	46,000	46,196
	7.00% 6/15/17	6,000	5,981
	7.25% 6/1/18	1,000	993
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11	97,000	99,926
	Enbridge Energy 9.875% 3/1/19	140,000	177,557
	Energy Transfer Partners 9.70% 3/15/19	40,000	49,483
	Enterprise Products Operating
	5.00% 3/1/15	60,000	61,736
	•8.375% 8/1/66	110,000	107,383
	9.75% 1/31/14	90,000	107,505
	Forest Oil 7.25% 6/15/19	46,000	45,655
#	Hilcorp Energy I 144A
	7.75% 11/1/15	84,000	82,740
	9.00% 6/1/16	5,000	5,100
#	Holly 144A 9.875% 6/15/17	44,000	46,530
	International Coal Group 10.25% 7/15/14	91,000	87,929
	Kinder Morgan Energy Partners
	6.85% 2/15/20	5,000	5,557
	9.00% 2/1/19	115,000	141,738
	Mariner Energy 8.00% 5/15/17	101,000	97,465
	MarkWest Energy Partners 8.75% 4/15/18	4,000	4,140
#	Midcontinent Express Pipeline 144A
	6.70% 9/15/19	150,000	154,120
#	Murray Energy 144A 10.25% 10/15/15	40,000	40,000
	Nexen 7.50% 7/30/39	145,000	166,769
	Noble Energy 8.25% 3/1/19	125,000	149,797
	OPTI Canada
	7.875% 12/15/14	23,000	18,975
	8.25% 12/15/14	75,000	62,156
	Petrobras International Finance 5.75% 1/20/20	120,000	122,674
	Petrohawk Energy
	7.875% 6/1/15	68,000	69,020
	9.125% 7/15/13	9,000	9,450
	#144A 10.50% 8/1/14	2,000	2,195
	Petroleum Development 12.00% 2/15/18	43,000	44,559
	Plains All American Pipeline 5.75% 1/15/20	293,000	293,771
	Plains Exploration & Production 8.625% 10/15/19	20,000	20,650
	Quicksilver Resources
	7.125% 4/1/16	50,000	46,875
	11.75% 1/1/16	20,000	22,800
	Range Resources 8.00% 5/15/19	49,000	52,675
	Regency Energy Partners
	8.375% 12/15/13	3,000	3,120
	#144A 9.375% 6/1/16	4,000	4,280
#	SandRidge Energy 144A
	8.75% 1/15/20	55,000	55,275
	9.875% 5/15/16	78,000	82,485
•	TransCanada Pipelines 6.35% 5/15/67	115,000	108,055
#	Woodside Finance 144A
	4.50% 11/10/14	145,000	146,451
	5.00% 11/15/13	50,000	51,197

			3,266,618

	Paper & Forest Products–0.10%
#	Georgia-Pacific 144A 8.25% 5/1/16	76,000	80,940
	International Paper 7.30% 11/15/39	55,000	58,531

LVIP Delaware Foundation® Funds–86

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Paper & Forest Products (continued)
#	NewPage 144A 11.375% 12/31/14	75,000	$76,125
@#	Norske Skogindustrier 144A 7.125% 10/15/33	4,000	2,160
#	Sappi Papier Holding 144A 6.75% 6/15/12	62,000	59,430

			277,186

	Real Estate Investment Trusts–0.12%
	Developers Diversified Realty
	5.375% 10/15/12	65,000	61,129
	9.625% 3/15/16	30,000	31,355
	Host Hotels & Resorts
	7.125% 11/1/13	70,000	71,488
	#144A 9.00% 5/15/17	7,000	7,604
	ProLogis 7.375% 10/30/19	165,000	163,036

			334,612

	Road & Rail–0.04%
#	Kansas City Southern Mexico 144A
	12.50% 4/1/16	100,000	115,500

			115,500

	Semiconductors & Semiconductor Equipment–0.10%
	Freescale Semiconductor 8.875% 12/15/14	315,000	290,588

			290,588

	Specialty Retail–0.07%
	Sally Holdings/Capital 10.50% 11/15/16	93,000	100,440
	Toys R Us 7.625% 8/1/11	19,000	19,404
#	Toys R Us Property 144A 10.75% 7/15/17	70,000	77,000

			196,844

	Textiles, Apparel & Luxury Goods–0.05%
#	Invista 144A 9.25% 5/1/12	70,000	71,400
	Quiksilver 6.875% 4/15/15	100,000	82,500

			153,900

	Tobacco–0.04%
#	Alliance One International 144A 10.00% 7/15/16	105,000	110,775

			110,775

	Trading Companies & Distributors–0.18%
#	Ashtead Capital 144A 9.00% 8/15/16	100,000	100,625
	Avis Budget Car Rental
	7.875% 5/15/14	65,000	62,075
	8.00% 5/15/16	45,000	42,300
	Hertz
	8.875% 1/1/14	105,000	107,887
	10.50% 1/1/16	58,000	62,205
	RSC Equipment Rental 9.50% 12/1/14	90,000	90,563
	#144A 10.25% 11/15/19	50,000	50,438

			516,093

	Wireless Telecommunication Services–0.56%
	America Movil 5.625% 11/15/17	28,000	29,129
	American Tower 7.00% 10/15/17	125,000	139,063
	Cricket Communications
	9.375% 11/1/14	141,000	142,410
	#144A 7.75% 5/15/16	4,000	4,010
	Crown Castle International 9.00% 1/15/15	56,000	59,920
#	Digicel Group 144A
	9.125% 1/15/15	100,000	99,000
	12.00% 4/1/14	105,000	117,075
	MetroPCS Wireless 9.25% 11/1/14	137,000	139,398
#	NII Capital 144A
	8.875% 12/15/19	40,000	39,150
	10.00% 8/15/16	75,000	78,938
	Sprint Capital
	6.875% 11/15/28	90,000	75,263
	8.75% 3/15/32	225,000	213,187
	Sprint Nextel 6.00% 12/1/16	64,000	58,720
	Vodafone Group
	5.00% 12/16/13	123,000	130,354
	5.00% 9/15/15	115,000	120,688
	5.375% 1/30/15	140,000	150,618
#	Windstream 144A 7.875% 11/1/17	35,000	34,738

			1,631,661

	Total Corporate Bonds (Cost $38,733,684)		40,867,943

	MUNICIPAL BONDS–0.14%
	California State 7.30% 10/1/39	245,000	232,621
	California State Taxable Various Purpose 7.55% 4/1/39	185,000	182,393

	Total Municipal Bonds (Cost $417,994)		415,014

LVIP Delaware Foundation® Funds–87

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES –0.73%
•#	AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.186% 10/6/21	95,000	$95,361
#	Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	320,000	317,651
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	100,446	101,877
	Capital One Multi-Asset Execution Trust
	•Series 2006-A7 A7 0.263% 3/17/14	140,000	138,809
	Series 2007-A7 A7 5.75% 7/15/20	190,000	205,329
	Citibank Credit Card Issuance Trust
	Series 2005-A7 A7 4.75% 10/22/12	235,000	242,137
	•Series 2009-A1 A1 1.983% 3/17/14	100,000	102,099
•	Citicorp Residential Mortgage Securities Series 2006-3 A4 5.703% 11/25/36	50,000	42,840
	CNH Equipment Trust Series 2009-C A3 1.85% 12/16/13	45,000	44,824
	Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	50,000	51,345
	Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	107,470
#	Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	100,000	96,449
•	Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.783% 9/15/14	100,000	100,173
	GE Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	200,000	200,160
	Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.00% 2/17/14	100,000	99,624
	John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	107,396	108,782
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	50,000	51,077

	Total Non-Agency Asset-Backed Securities (Cost $2,070,173)		2,106,007

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.21%
	Bank of America Alternative Loan Trust
	Series 2005-3 2A1 5.50% 4/25/20	12,001	10,711
	Series 2005-5 2CB1 6.00% 6/25/35	5,325	3,563
	Series 2005-6 7A1 5.50% 7/25/20	9,489	8,706
•	ChaseFlex Trust Series 2006-1 A4 6.30% 6/25/36	100,000	63,673
•	Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.817% 8/25/37	82,650	58,984
◆	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-23 A1 5.50% 11/25/35	39,292	36,020
@Series 2006-17 A5
	6.00% 12/25/36	8,705	7,732
	First Horizon Asset Securities
	•Series 2004-AR5 4A1 5.663% 10/25/34	86,950	70,640
	•Series 2007-AR3 2A2 6.281% 11/25/37	16,935	11,466
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.167% 5/25/35	14,712	11,967
•	GSR Mortgage Loan Trust
	Series 2005-AR6 2A1 3.336% 9/25/35	12,721	11,031
	Series 2006-AR1 3A1 5.343% 1/25/36	40,117	29,348
•	JPMorgan Mortgage Trust
	Series 2005-A2 5A1 4.32% 4/25/35	28,956	26,184
	Series 2007-A1 7A4 5.290% 7/25/35	64,977	25,915
•	MASTR ARM Trust Series 2006-2 4A1 4.992% 2/25/36	20,620	17,827

LVIP Delaware Foundation® Funds–88

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

◆	Washington Mutual Mortgage Pass Through Certificates
	Series 2004-CB3 1A 6.00% 10/25/34		32,079	$30,766
	•Series 2006-AR10 1A1 5.92% 9/25/36		22,702	17,220
	•Series 2007-HY3 4A1 5.314% 3/25/37		17,058	13,578
	Wells Fargo Mortgage-Backed Securities Trust
	Series 2005-18 1A1 5.50% 1/25/36		44,163	40,485
	Series 2006-1 A3 5.00% 3/25/21		30,107	28,451
	Series 2006-7 2A1 6.00% 6/25/36		17,427	14,448
	•Series 2006-AR6 7A1 5.112% 3/25/36		57,270	51,056
	•Series 2006-AR10 5A1 5.589% 7/25/36		14,898	11,598
	•Series 2006-AR19 A1 5.622% 12/25/36		14,381	11,565

	Total Non-Agency Collateralized Mortgage Obligations (Cost $549,293)			612,934

	REGIONAL AUTHORITIES–0.07%
	Canada–0.07%
	Province of Ontario Canada
	4.00% 10/7/19		95,000	91,148
	4.40% 6/2/19	CAD	87,000	83,836
	Province of Quebec Canada 4.50% 12/1/19	CAD	17,000	16,339

	Total Regional Authorities (Cost $194,089)			191,323

«	SENIOR SECURED LOANS–0.17%
	Energy Futures Holdings Term Tranche Loan B2 3.735% 10/10/14		120,692	97,841
	Ford Motor Term Tranche Loan B 3.287% 12/15/13		192,936	178,810
	Nuveen Investments 2nd Lien Term Tranche Loan 12.50% 7/9/15		120,000	124,380
	PQ Term Loan Tranche Loan 6.74% 7/30/15		110,000	95,425

	Total Senior Secured Loans (Cost $445,701)			496,456

	SOVEREIGN DEBT–0.68%
	Brazil–0.14%
	Federal Republic of Brazil
	12.50% 1/5/16	BRL	305,000	198,609
	12.50% 1/5/22	BRL	310,000	201,864

				400,473

	Indonesia–0.18%
	Indonesia Treasury Bond
	10.75% 5/15/16	IDR	3,360,000,000	383,986
	12.80% 6/15/21	IDR	1,200,000,000	150,232

				534,218

	Mexico–0.16%
	Mexican Government 10.00% 11/20/36	MXN	5,280,000	460,473

				460,473

	Norway–0.03%
	Eksportfinans ASA 3.00% 11/17/14		90,000	88,722

				88,722

	Poland–0.13%
	Poland Government Bond 5.50% 10/25/19	PLN	1,126,000	371,403

				371,403

	Republic of Korea–0.04%
#	Korea Expressway 144A 4.50% 3/23/15		100,000	102,124

				102,124

	Total Sovereign Debt (Cost $1,896,897)			1,957,413

	SUPRANATIONAL BANKS–0.90%
	European Investment Bank 10.892
	9.00% 12/21/18	ZAR	1,500,000	194,120
	ˆ10.892% 3/30/16	TRY	550,000	194,919
	#144A 4.00% 5/15/14	NOK	4,410,000	777,991
	International Bank for Reconstruction & Development
	5.375% 12/15/14	NZD	318,000	227,536
	5.75% 8/20/12	MXN	1,670,000	126,039
	5.75% 10/21/19	AUD	333,000	284,053
	International Finance 5.75% 6/24/14	AUD	876,000	783,285

	Total Supranational Banks (Cost $2,387,893)			2,587,943

	U.S. Treasury Obligations–0.53%
	U.S. Treasury Inflation Index Notes 1.625% 1/15/15		611,356	636,573
	¥2.00% 1/15/14		315,887	334,445
	2.375% 1/15/17		294,789	318,764

LVIP Delaware Foundation® Funds–89

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	SUPRANATIONAL BANKS (continued)

	U.S. Treasury Obligations (continued)
	US Treasury Bond 4.50% 8/15/39	205,000	$200,420
	US Treasury Note 3.375% 11/15/19	30,000	28,866

	Total U.S. Treasury Obligations (Cost $1,535,200)		1,519,068

		Number of
		Shares

	WARRANT–0.00%
†	US Airways,exercise price $10.00, expiration date 1/1/10	8	0

	Total Warrant (Cost $0)		0

		Principal
		Amount

	≠DISCOUNTED COMMERCIAL PAPER–2.20%
	Societe Generale North America 0.02% 1/4/10	6,335,000	$6,334,989

	Total Discounted Commercial Paper (Cost $6,334,989)		6,334,989

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.01%
	Money Market Mutual Fund–0.01%
	Dreyfus Treasury & Agency Cash Management Fund	39,278	39,278

	Total Short-Term Investment (Cost $39,278)		39,278

TOTAL VALUE OF SECURITIES–99.93% (Cost $246,856,507)	288,215,907
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	200,837

NET ASSETS APPLICABLE TO 25,518,577 SHARES OUTSTANDING–100.00%	$288,416,744

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($246,994,193 / 21,852,947 Shares)	$11.303

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($41,422,551 / 3,665,630 Shares)	$11.300

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$309,042,527
Undistributed net investment income	2,237,033
Accumulated net realized loss on investments	(64,299,354)
Net unrealized appreciation of investments and foreign currencies	41,436,538

Total net assets	$288,416,744

° Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR–Indonesian Rupiah
ILS–Israeli Shekel
INR–Indian Rupee
KRW–South Korean Won
MYR–Malaysian Ringgit
MXN–Mexican Peso
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PLN–Polish Zloty
SGD–Singapore Dollar
TRY–Turkish Lira
TWD–Taiwan Dollar
USD–United States Dollar
ZAR–South African Rand

†	Non income producing security.

LVIP Delaware Foundation® Funds–90

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

§	Developed Market–countries that are thought to be most developed and therefore less risky than emerging markets.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $53,384,962, which represented 18.51% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

×	Emerging Market–developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $1,322,673, which represented 0.46% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $12,851,935, which represented 4.46% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Φ	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2009.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2009.

ˆ	Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
GDR–Global Depositary Receipts
MASTR–Mortgage Asset Securitization Transaction, Inc.
NVDR–Non-Voting Depositary Receipts
PIK–Pay-in-kind
REMIC–Real Estate Mortgage Investment Conduit
S.F.–Single Family
TBA–To be announced
yr–Year

LVIP Delaware Foundation® Funds–91

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

1 The following foreign currency exchange contracts and financial futures contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

AUD	(655,438)	USD	596,790	1/8/10	$8,539
CAD	197,056	USD	(184,002)	1/8/10	3,555
CAD	(98,434)	USD	91,913	1/8/10	(1,776)
EUR	6,108	USD	(9,068)	1/8/10	(324)
IDR	(134,755,000)	USD	(13,976)	1/8/10	(298)
ILS	355,700	USD	(94,328)	1/29/10	(547)
INR	9,219,870	USD	(201,000)	1/19/10	(2,630)
GBP	72,586	USD	(119,734)	1/8/10	(2,430)
GBP	(72,915)	USD	120,130	1/8/10	2,294
KRW	834,762,895	USD	(719,127)	1/8/10	(3,449)
MYR	1,373,888	USD	405,875	1/8/10	(4,764)
NOK	(1,534,342)	USD	267,000	1/8/10	2,361
NZD	(352,217)	USD	231,000	1/8/10	(4,812)
PLN	(600,691)	USD	207,088	1/8/10	(2,232)
PLN	(432,349)	USD	152,000	1/8/10	1,342
SGD	562,886	USD	(405,158)	1/8/10	(4,594)
TRY	(288,152)	USD	190,677	1/8/10	(1,663)
TWD	12,923,775	USD	(400,613)	1/8/10	3,403
ZAR	(1,595,360)	USD	208,389	1/6/10	(6,659)

					$(14,684)

Financial Futures Contracts

				Unrealized
Contracts to Sell	Notional Cost	Notional Value	Expiration Date	Appreciation

(44) U.S. Treasury 5 yr Notes	$(5,133,699)	$(5,032,844)	3//31/10	$100,855

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Delaware Foundation® Funds–92

LVIP Delaware Foundation® Funds
Statements of Operations
Year Ended December 31, 2009

	LVIP	LVIP	LVIP
	Delaware	Delaware	Delaware
	Foundation®	Foundation®	Foundation®
	Conservative	Moderate	Aggresive
	Allocation Fund	Allocation Fund	Allocation Fund

INVESTMENT INCOME:
Interest	$10,952,541	$1,248,139	$2,772,267
Dividends	3,540,587	681,275	4,233,774
Foreign tax withheld	(53,380)	(12,816)	(191,457)

	14,439,748	1,916,598	6,814,584

EXPENSES:
Management fees	2,194,035	362,947	1,785,810
Reports and statements to shareholders	211,544	9,928	159,708
Accounting and administration expenses	168,076	23,459	114,911
Distribution expenses-Service Class	137,152	10	109,623
Custodian fees	47,749	35,016	84,745
Professional fees	42,840	33,270	38,815
Trustees’ fees	11,719	1,166	7,497
Other	55,148	35,896	37,412

	2,868,263	501,692	2,338,521
Less expenses waived/reimbursed	(406,763)	(122,562)	(337,353)

Total operating expenses	2,461,500	379,130	2,001,168

NET INVESTMENT INCOME	11,978,248	1,537,468	4,813,416

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(7,451,397)	306,914	(30,316,105)
Foreign currencies	241,464	30,152	131,231
Futures contracts	(309,413)	(53,544)	967,199
Swap contracts	—	(7,566)	—

Net realized gain (loss)	(7,519,346)	275,956	(29,217,675)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	68,591,038	11,503,025	93,085,156

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	61,071,692	11,778,981	63,867,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,049,940	$13,316,449	$68,680,897

See accompanying notes

LVIP Delaware Foundation® Funds–93

LVIP Delaware Foundation® Funds
Statements of Changes in Net Assets

	LVIP		LVIP		LVIP
	Delaware		Delaware		Delaware
	Foundation®		Foundation®		Foundation®
	Conservative		Moderate		Aggressive
	Allocation Fund		Allocation Fund		Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,978,248	$10,584,771	$1,537,468	$687,319	$4,813,416	$5,926,373
Net realized income (loss) on investments and foreign currencies	(7,519,346)	(26,542,942)	275,956	(2,267,110)	(29,217,675)	(24,549,000)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	68,591,038	(119,092,205)	11,503,025	(3,793,659)	93,085,156	(89,796,260)

Net increase (decrease) in net assets resulting from operations	73,049,940	(135,050,376)	13,316,449	(5,373,450)	68,680,897	(108,418,887)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,972,827)	(9,210,389)	(1,655,475)	(936,809)	(3,664,738)	(14,061,697)
Service Class	(1,156,599)	(1,246,938)	(149)	(4)	(541,665)	(3,831,586)
Net realized gain on investments:
Standard Class	—	(37,889,364)	—	—	—	(20,795,206)
Service Class	—	(6,071,554)	—	—	—	(5,749,856)
Return of capital:
Standard Class	—	—	—	—	—	(266,692)
Service Class	—	—	—	—	—	(77,221)

	(10,129,426)	(54,418,245)	(1,655,624)	(936,813)	(4,206,403)	(44,782,258)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,883,683	3,069,398	67,894,146	887,344	75,250,938	9,294,130
Service Class	3,250,862	5,823,907	20,969	2	8,313,871	26,864,803
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,972,827	47,099,753	1,655,474	936,809	3,664,738	35,123,595
Service Class	1,156,599	7,318,492	149	4	541,665	9,658,663

	49,263,971	63,311,550	69,570,738	1,824,159	87,771,212	80,941,191

Cost of shares repurchased:
Standard Class	(47,876,316)	(73,794,083)	(14,381,599)	(5,845,594)	(42,754,376)	(46,906,816)
Service Class	(9,185,243)	(15,044,020)	(1,234)	(5,606)	(25,495,789)	(21,287,618)

	(57,061,559)	(88,838,103)	(14,382,833)	(5,851,200)	(68,250,165)	(68,194,434)

Increase (decrease) in net assets derived from capital share transactions	(7,797,588)	(25,526,553)	55,187,905	(4,027,041)	19,521,047	12,746,757

NET INCREASE (DECREASE) IN NET ASSETS	55,122,926	(214,995,174)	66,848,730	(10,337,304)	83,995,541	(140,454,388)
NET ASSETS:
Beginning of year	337,469,664	552,464,838	16,686,655	27,023,959	204,421,203	344,875,591

End of year	$392,592,590	$337,469,664	$83,535,385	$16,686,655	$288,416,744	$204,421,203

Undistributed (distributions in excess of) net investment income	$4,054,051	$1,902,545	$610,442	$695,884	$2,237,033	$(147,452)

See accompanying notes

LVIP Delaware Foundation® Funds–94

LVIP Delaware Foundation® Conservative Allocation Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$10.834	$16.910	$16.957	$15.708	$15.391

Income (loss) from investment operations:
Net investment income[2]	0.402	0.347	0.416	0.366	0.305
Net realized and unrealized gain (loss) on investments and foreign currencies	2.065	(4.569)	0.353	1.285	0.384

Total from investment operations	2.467	(4.222)	0.769	1.651	0.689

Less dividends and distributions from:
Net investment income	(0.344)	(0.351)	(0.421)	(0.402)	(0.372)
Net realized gain on investments	—	(1.503)	(0.395)	—	—

Total dividends and distributions	(0.344)	(1.854)	(0.816)	(0.402)	(0.372)

Net asset value, end of period	$12.957	$10.834	$16.910	$16.957	$15.708

Total return[3]	22.85%	(26.96% )	4.58%	10.57%	4.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$341,991	$290,659	$477,666	$525,479	$545,772
Ratio of expenses to average net assets	0.67%	0.52%	0.48%	0.50%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.79%	0.52%	0.48%	0.50%	0.51%
Ratio of net investment income to average net assets	3.48%	2.39%	2.38%	2.25%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.36%	2.39%	2.38%	2.25%	1.96%
Portfolio turnover	178%	116%	174%	143%	92%

[1]	Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Delaware Foundation® Funds–95

LVIP Delaware Foundation® Conservative Allocation Fund
Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$10.841	$16.899	$16.946	$15.699	$15.386

Income (loss) from investment operations:
Net investment income[2]	0.368	0.297	0.372	0.326	0.265
Net realized and unrealized gain (loss) on investments and foreign currencies	2.062	(4.557)	0.352	1.283	0.383

Total from investment operations	2.430	(4.260)	0.724	1.609	0.648

Less dividends and distributions from:
Net investment income	(0.299)	(0.295)	(0.376)	(0.362)	(0.335)
Net realized gain on investments	—	(1.503)	(0.395)	—	—

Total dividends and distributions	(0.299)	(1.798)	(0.771)	(0.362)	(0.335)

Net asset value, end of period	$12.972	$10.841	$16.899	$16.946	$15.699

Total return[3]	22.49%	(27.21% )	4.32%	10.30%	4.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,602	$46,811	$74,799	$2,059	$1,016
Ratio of expenses to average net assets	0.96%	0.87%	0.73%	0.75%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	0.87%	0.73%	0.75%	0.76%
Ratio of net investment income to average net assets	3.19%	2.04%	2.13%	2.00%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.07%	2.04%	2.13%	2.00%	1.71%
Portfolio turnover	178%	116%	174%	143%	92%

[1]	Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Delaware Foundation® Funds–96

LVIP Delaware Foundation® Moderate Allocation Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$11.050	$14.800	$15.260	$13.530	$13.360

Income (loss) from investment operations:
Net investment income[2]	0.363	0.411	0.441	0.405	0.341
Net realized and unrealized gain (loss) on investments and foreign currencies	1.841	(3.622)	(0.404)	1.739	0.135

Total from investment operations	2.204	(3.211)	0.037	2.144	0.476

Less dividends and distributions from:
Net investment income	(0.641)	(0.539)	(0.497)	(0.414)	(0.306)

Total dividends and distributions	(0.641)	(0.539)	(0.497)	(0.414)	(0.306)

Net asset value, end of period	$12.613	$11.050	$14.800	$15.260	$13.530

Total return[3]	21.04%	(22.48% )	0.33%	16.20%	3.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,514	$16,687	$27,018	$35,626	$38,227
Ratio of expenses to average net assets	0.77%	0.99%	0.83%	0.81%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.01%	0.99%	0.86%	0.84%	0.85%
Ratio of net investment income to average net assets	3.10%	3.19%	2.89%	2.88%	2.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.86%	3.19%	2.86%	2.85%	2.52%
Portfolio turnover	67%[4]	131%	134%	131%	200%

[1]	Effective June 15 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series), was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes

LVIP Delaware Foundation® Funds–97

LVIP Delaware Foundation® Moderate Allocation Fund
Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$11.130	$14.770	$15.240	$13.520	$13.340

Income (loss) from investment operations:
Net investment income[2]	0.332	0.376	0.403	0.371	0.310
Net realized and unrealized gain (loss) on investments and foreign currencies	1.955	(3.515)	(0.409)	1.732	0.145

Total from investment operations	2.287	(3.139)	(0.006)	2.103	0.455

Less dividends and distributions from:
Net investment income	(0.562)	(0.501)	(0.464)	(0.383)	(0.275)

Total dividends and distributions	(0.562)	(0.501)	(0.464)	(0.383)	(0.275)

Net asset value, end of period	$12.855	$11.130	$14.770	$15.240	$13.520

Total return[3]	21.55%	(21.98% )	0.05%	15.88%	3.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21	$—	$6	$6	$5
Ratio of expenses to average net assets	1.02%	1.24%	1.08%	1.06%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.26%	1.29%	1.16%	1.14%	1.15%
Ratio of net investment income to average net assets	2.85%	2.94%	2.64%	2.63%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.61%	2.89%	2.56%	2.55%	2.22%
Portfolio turnover	67%[4]	131%	134%	131%	200%

[1]	Effective June 15 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series), was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes

LVIP Delaware Foundation® Funds–98

LVIP Delaware Foundation® Aggressive Allocation Fund
Financial Highlights1

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/09[2]	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.695	$15.589	$15.646	$14.535	$14.186

Income (loss) from investment operations:
Net investment income[3]	0.200	0.275	0.301	0.273	0.187
Net realized and unrealized gain (loss) on investments and foreign currencies	2.575	(5.059)	0.668	1.767	0.729

Total from investment operations	2.775	(4.784)	0.969	2.040	0.916

Less dividends and distributions from:
Net investment income	(0.167)	(0.828)	(0.272)	(0.197)	(0.177)
Net realized gain on investments	—	(1.267)	(0.754)	(0.732)	(0.390)
Return of capital	—	(0.015)	—	—	—

Total dividends and distributions	(0.167)	(2.110)	(1.026)	(0.929)	(0.567)

Net asset value, end of period	$11.303	$8.695	$15.589	$15.646	$14.535

Total return[4]	31.99%	(33.22% )	6.37%	14.51%	6.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$246,994	$158,129	$280,964	$291,846	$273,272
Ratio of expenses to average net assets	0.79%	0.85%	0.87%	0.91%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.93%	0.85%	0.87%	0.91%	0.93%
Ratio of net investment income to average net assets	2.07%	2.10%	1.88%	1.83%	1.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.93%	2.10%	1.88%	1.83%	1.33%
Portfolio turnover	185%	116%	99%	78%	91%

[1]	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Delaware Foundation® Funds–99

LVIP Delaware Foundation® Aggressive Allocation Fund
Financial Highlights1 (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class
	Year Ended
	12/31/09[2]	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.696	$15.573	$15.631	$14.528	$14.179

Income (loss) from investment operations:
Net investment income[3]	0.176	0.243	0.261	0.235	0.152
Net realized and unrealized gain (loss) on investments and foreign currencies	2.573	(5.048)	0.667	1.765	0.729

Total from investment operations	2.749	(4.805)	0.928	2.000	0.881

Less dividends and distributions from:
Net investment income	(0.145)	(0.788)	(0.232)	(0.165)	(0.142)
Net realized gain on investments	—	(1.267)	(0.754)	(0.732)	(0.390)
Return of capital	—	(0.017)	—	—	—

Total dividends and distributions	(0.145)	(2.072)	(0.986)	(0.897)	(0.532)

Net asset value, end of period	$11.300	$8.696	$15.573	$15.631	$14.528

Total return[4]	31.66%	(33.38% )	6.11%	14.23%	6.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,423	$46,292	$63,912	$34,215	$10,517
Ratio of expenses to average net assets	1.04%	1.10%	1.12%	1.16%	1.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.18%	1.10%	1.12%	1.16%	1.18%
Ratio of net investment income to average net assets	1.82%	1.85%	1.63%	1.58%	1.08%
Ratio of net investment income to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	1.68%	1.85%	1.63%	1.58%	1.08%
Portfolio turnover	185%	116%	99%	78%	91%

[1]	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Delaware Foundation® Funds–100

LVIP Delaware Foundation® Funds
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Aggressive Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

Following the close of business on June 12, 2009, pursuant to an Agreement and Plan of Reorganization (Reorganization), the LVIP Delaware Managed Fund (the Managed Fund), a series of the Trust was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund; the Delaware VIP Balanced Series (the Balanced Series), a series of the Delaware VIP Trust, was reorganized into the LVIP Delaware Foundation® Moderate Allocation Fund and the LVIP UBS Global Asset Allocation Fund (the UBS Fund), a series of the Trust, was reorganized into Delaware Foundation® Aggressive Allocation Fund. The shareholders of the Managed Fund, the Balanced Series and the UBS Fund received Standard Class and Service Class Shares of the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Aggressive Allocation Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of their shares in the Managed Fund, the Balanced Fund and the UBS Fund immediately prior to the Reorganization. Each Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Aggressive Allocation Fund reflected the historical basis of the assets of the Managed Fund, the Balanced Series and the UBS Fund, respectively, as of the date of the Reorganization. For financial reporting purposes, the Managed Fund, the Balanced Series and the UBS Fund’s operating history prior to the Reorganization is reflected in the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Aggressive Allocation Fund’s financial statements and financial highlights, respectively.

The investment objective of LVIP Delaware Foundation® Conservative Allocation Fund is to seek a combination of current income and preservation of capital with capital appreciation.

The investment objective of LVIP Delaware Foundation® Moderate Allocation Fund is to seek capital appreciation with current income as a secondary objective.

The investment objective of LVIP Delaware Foundation® Aggressive Allocation Fund is to seek long-term capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Investment companies are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

LVIP Delaware Foundation® Funds–101

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, each Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to that Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by that Fund on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. For the year ended December 31, 2009, each Fund received commission rebates as follows:

LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

$—	$—	$15,046

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of each Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of each Fund’s advisory fee. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds. Prior to June 15, 2009, the investment advisor and management fee, an annual fee which was calculated based on each Fund’s average daily net assets was as follows:

Management fee (as a percentage of
	Investment Advisor	average daily net assets)

LVIP Delaware Foundation® Conservative Allocation Fund	LIAC	0.48% of the first $200 million;
0.40% of the next $200 million;
0.30% in excess of $400 million
LVIP Delaware Foundation® Moderate Allocation Fund	Delaware Management Company (DMC)	0.65% of the first $500 million;
0.60% of the next $500 million;
0.55% of the next $1.5 billion;
0.50% in excess of $2.5 billion
LVIP Delaware Foundation® Aggressive Allocation Fund	LIAC	0.75% of the first $200 million;
0.70% of the next $200 million;
0.68% in excess of $400 million

LVIP Delaware Foundation® Funds–102

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates (continued)

Effective June 15, 2009, LIAC has contractually agreed to waive its fees and/or reimburse each Fund to the extent that each Fund’s annual operating expenses (excluding distribution fees) do not exceed 0.73% of average daily net assets of each Fund. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

Effective June 15, 2009, DMC (Sub-Advisor), a series of Delaware Management Business Trust and until January 4, 2010, an affiliate of LIAC, is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays DMC at an annual rate of 0.35% of each Fund’s average daily net assets. Prior to June 15, 2009, the sub-advisor and annual sub-advisor fee was charged as follows:

		Sub-Advisor (as a percentage
	Investment Sub-Advisor	of average daily net assets)

LVIP Delaware Foundation® Conservative Allocation Fund	DMC	0.19%
LVIP Delaware Foundation® Aggressive Allocation Fund	UBS Global Asset Management (Americas) Inc.	0.47% of the first $200 million;
		0.42% of the next $200 million;
		0.40% in excess of $400 million

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC.

Prior to June 15, 2009, LVIP Delaware Foundation® Moderate Allocation Fund did not have a Sub-Advisor.

For the period ended January 1, 2009 through June 12, 2009, the LVIP Delaware Foundation® Aggressive Allocation Fund placed a portion of its portfolio transactions with brokerage firms which were affiliates of the Fund’s prior investment sub-advisor. The commissions paid to these affiliated firm were $1,508.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, each Fund was charged for these services as follows:

LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

$8,706	$1,411	$5,959

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Administration fees	$25,443	$2,657	$16,553
Support fees	12,046	2,066	8,966

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Funds had liabilities payable to affiliates as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Management fees payable to LIAC	$114,320	$40,508	$86,076
Fees payable to DSC	831	177	611
Distribution fees payable to LFD	10,689	4	8,791

During the period ended January 1, 2009 through June 12, 2009, the LVIP Delaware Foundation® Aggressive Allocation Fund invested in UBS High Yield Relationship Fund and UBS Emerging Markets Equity Relationship Fund (collectively, the UBS Relationship Funds), open-end management investment companies managed by UBS Global Asset Management (Americas) Inc. For the period January 1, 2009 through June 12, 2009, the Fund received no distributions from the UBS Relationship Funds.

LVIP Delaware Foundation® Funds–103

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates (continued)

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3.	Investments
For the year ended December 31, 2009, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Purchases other than U.S. government securities	$537,424,473	$97,942,555	$367,241,522
Purchases of U.S. government securities	55,459,958	7,186,527	65,137,417
Sales other than U.S. government securities	538,666,045	46,890,722	345,111,336
Sales of U.S. government securities	50,496,436	6,476,547	70,965,810

At December 31, 2009, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Cost of investments	$359,857,347	$74,615,011	$249,573,537

Aggregate unrealized appreciation	$39,981,600	$9,944,295	$42,675,806
Aggregate unrealized depreciation	(7,063,068)	(1,228,190)	(4,033,436)

Net unrealized appreciation	$32,918,532	$8,716,105	$38,642,370

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2009:

LVIP Delaware Foundation® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$43,066,136	$593,519	$43,659,655
Common Stock	98,909,884	33,763,259	—	132,673,143
Corporate Debt	307,219	163,050,128	—	163,357,347
Foreign Debt	—	14,332,468	2,133,178	16,465,646
Investment Companies	21,696,970	—	—	21,696,970
Municipal Bonds	—	2,070,320	—	2,070,320
U.S.Treasury Obligations	—	5,384,156	—	5,384,156
Short-Term	68,930	6,159,871	—	6,228,801
Other	168,000	1,071,841	—	1,239,841

Total	$121,151,003	$268,898,179	$2,726,697	$392,775,879

Foreign Currency Exchange Contracts	$—	$(103,683)	$—	$(103,683)

Financial Futures Contract	$—	$609,279	$—	$609,279

LVIP Delaware Foundation® Funds–104

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-
	Total	Backed	Corporate	Foreign
	Fund	Securities	Debt	Debt	Other
Balance as of 12/31/08	$2,401,601	$1,136,852	$689,511	$575,238	$—
Net change in unrealized appreciation/depreciation	865,379	461,001	(27,981)	307,734	124,625
Purchases	1,620,206	370,000	—	1,250,206	—
Sales	(1,181,835)	(451,099)	(730,736)	—	—
Net realized loss	(402,644)	(147,225)	(130,794)	—	(124,625)
Transfers into Level 3	200,000	—	200,000	—	—
Transfers out of Level 3	(776,010)	(776,010)	—	—	—

Balance as of 12/31/09	$2,726,697	$593,519	$—	$2,133,178	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$294,377	$62,018	$(200,000)	$307,734	$124,625

LVIP Delaware Foundation® Moderate Allocation Fund

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$5,288,073	$149,053	$5,437,126
Common Stock	30,924,481	10,861,162	—	41,785,643
Corporate Debt	31,442	22,045,599	—	22,077,041
Foreign Debt	—	2,261,691	188,799	2,450,490
Investment Companies	6,755,798	—	—	6,755,798
Municipal Bonds	—	249,651	—	249,651
U.S. Treasury Obligations	—	850,561	—	850,561
Short-Term	34,000	3,419,994	—	3,453,994
Other	84,000	186,812	—	270,812

Total	$37,829,721	$45,163,543	$337,852	$83,331,116

Foreign Currency Exchange Contracts	$—	$17,131	$—	$17,131

Financial Futures Contract	$—	$51,116	$—	$51,116

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-
	Total	Backed	Foreign	Securities
	Fund	Securities	Debt	Lending Collateral
Balance as of 12/31/08	$129,078	$128,805	$—	$273
Purchases	224,705	50,000	174,705	—
Sales	(1,386)	(1,386)	—	—
Net realized loss	(8,262)	—	—	(8,262)
Transfers out of Level 3	(54,890)	(54,890)	—	—
Net change in unrealized appreciation/depreciation	48,607	26,524	14,094	7,989

Balance as of 12/31/09	$337,852	$149,053	$188,799	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$28,146	$14,052	$14,094	$—

LVIP Delaware Foundation® Funds–105

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

LVIP Delaware Foundation® Aggressive Allocation Fund

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$11,549,707	$95,361	$11,645,068
Common Stock	138,862,249	53,800,532	—	192,662,781
Corporate Debt	66,474	44,885,133	—	44,951,607
Foreign Debt	—	4,383,104	353,575	4,736,679
Investment Companies	25,643,184	—	—	25,643,184
Municipal Bonds	—	415,014	—	415,014
U.S. Treasury Obligations	—	1,519,068	—	1,519,068
Short-Term	39,278	6,334,989	—	6,374,267
Other	200,760	67,479	—	268,239

Total	$164,811,945	122,955,026	$448,936	$288,215,907

Foreign Currency Exchange Contracts	$—	$(14,684)	$—	$(14,684)

Financial Futures Contract	$—	$100,855	$—	$100,855

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-
	Total	Backed	Common		Foreign
	Fund	Securities	Stock	Other	Debt
Balance as of 12/31/08	$1,149,052	$394,773	$754,279	$—	$—
Purchases	419,098	95,000	—	—	324,098
Sales	(1,078,183)	(214,636)	(863,547)	—	—
Net realized loss	(1,433,984)	(1,094,189)	(337,894)	(1,901)	—
Net change in unrealized appreciation/depreciation	1,392,953	914,413	447,162	1,901	29,477

Balance as of 12/31/09	$448,936	$95,361	$—	$—	$353,575

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$29,838	$361	$—	$—	$29,477

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Year Ended December 31, 2009:
Ordinary income	$10,129,426	$1,655,624	$4,206,403

Year Ended December 31, 2008:
Ordinary income	$16,436,296	$697,017	$26,051,212
Long-term capital gains	37,981,949	—	18,387,133
Return of capital	—	—	343,913

Total	$54,418,245	$697,017	$44,782,258

LVIP Delaware Foundation® Funds–106

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Share of beneficial interest	$391,225,967	$86,492,078	$309,042,527
Undistributed ordinary income	4,062,952	616,782	2,248,081
Post-October losses	(627,122)	—	(1,563,482)
Capital loss carryforwards	(34,893,986)	(12,264,986)	(59,916,444)
Other temporary differences	(73,459)	(18,513)	(18,392)
Unrealized appreciation on investments, and foreign currencies	32,898,238	8,710,024	38,624,454

Net assets	$392,592,590	$83,535,385	$288,416,744

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, partnership interest, tax treatment of CDS contracts, market-to-market of financial futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions and CDS contracts, contingent payment debt instruments, and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Funds recorded the following reclassifications.

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Undistributed net investment income	$302,684	$32,714	$1,777,472
Accumulated net realized gain (loss)	(302,684)	7,330,121	(2,121,385)
Paid-in capital	—	(7,362,835)	343,913

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For LVIP Delaware Foundation® Moderate Allocation Fund, $276,966 was utilized and $7,362,835 expired in 2009. Capital loss carryforwards remaining at December 31, 2009 will expire as follows:

	LVIP Delaware Foundation®	LVIP Delaware Foundation®	LVIP Delaware Foundation®
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Year of Expiration
12/31/10	$—	$9,576,012	$—
12/31/11	—	473,349	—
12/31/16	19,960,292	2,215,625	17,281,120
12/31/17	14,933,694	—	42,635,324

Total	$34,893,986	$12,264,986	$59,916,444

LVIP Delaware Foundation® Funds–107

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP Delaware Foundation®		LVIP Delaware Foundation®		LVIP Delaware Foundation®
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Shares sold:
Standard Class	3,110,375	212,252	6,187,635	72,666	7,827,234	673,380
Service Class	289,686	402,015	1,690	—	908,683	2,044,283
Shares issued upon reinvestment of dividends and distributions:
Standard Class	705,438	3,486,251	145,019	68,883	333,041	3,160,720
Service Class	90,936	538,908	12	—	49,322	869,805

	4,196,435	4,639,426	6,334,356	141,549	9,118,280	6,748,188

Shares repurchased:
Standard Class	(4,249,803)	(5,118,198)	(1,221,815)	(456,413)	(4,494,391)	(3,669,960)
Service Class	(797,798)	(1,048,978)	(98)	(393)	(2,615,601)	(1,695,006)

	(5,047,601)	(6,167,176)	(1,221,913)	(456,806)	(7,109,992)	(5,364,966)

Net increase (decrease)	(851,166)	(1,527,750)	5,112,443	(315,257)	2,008,288	1,383,222

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Funds may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Fund’s exposure to the counterparty.

Financial Futures Contracts–The Funds may use futures in the normal course of pursuing their investment objectives. The Funds may invest in financial futures contracts to hedge Funds’ existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Funds may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing their investment objectives. The Funds may use interest rate swaps to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that each Fund invests in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Funds on favorable terms. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by each Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Funds receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates.

LVIP Delaware Foundation® Funds–108

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

7.	Derivatives (continued)

Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover that Fund’s exposure to the counterparty. No interest rate swaps were outstanding in the Funds at December 31, 2009.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, each Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty. No index rate swaps were outstanding in the Funds at December 31, 2009.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2009, the LVIP Delaware Foundation® Moderate Allocation Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended December 31 2009, the Funds did not enter into any CDS contracts as a seller of protection. The Funds had no CDS contracts outstanding at December 31, 2009.

Credit default swaps may involve greater risks than if the Funds had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Funds’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated their position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of December 31, 2009 was as follows:

LVIP Delaware Foundation® Conservative Allocation Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign exchange contracts (Forward Currency Contracts)	Receivables and Other Assets Net of Liabilities	$16,985	Liabilities Net of Receivables and Other Assets	$120,668

Interest rate contracts (Futures)	Receivables and Other Assets Net of Liabilities	609,279	Liabilities Net of Receivables and Other Assets	$—

Total		$626,264		$120,668

LVIP Delaware Foundation® Funds–109

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

7.	Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009

			Change in Unrealized
	Location of Gain or Loss	Realized Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives	on Derivatives Recognized in
	Recognized in Income*	Recognized in Income	Income

Foreign exchange contracts (Forward Currency Contracts)	Net realized loss on foreign currencies/unrealized appreciation/depreciation of investments and foreign currencies	$(111,627)	$45,200
Interest rate contracts (Futures)	Net realized loss on futures contracts/unrealized appreciation/depreciation of investments and foreign currencies	(309,413)	641,179

Total		$(421,040)	$686,379

LVIP Delaware Foundation® Moderate Allocation Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign exchange contracts (Forward Currency Contracts)	Receivables and Other Assets Net of Liabilities	$3,225	Liabilities Net of Receivables and Other Assets	$20,356

Financial futures contracts (Futures)	Receivables and Other Assets Net of Liabilities	51,116	Liabilities Net of Receivables and Other Assets	$—

Total		$54,341		$20,356

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009

			Change in Unrealized
	Location of Gain or Loss	Realized Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives	on Derivatives Recognized in
	Recognized in Income	Recognized in Income	Income

Foreign exchange contracts (Forward Currency Contracts)	Net realized loss on foreign currencies/unrealized appreciation/depreciation of investments and foreign currencies	$(85,072)	$(17,131)
Interest rate contracts (Futures)	Net realized loss on futures contracts/unrealized appreciation/depreciation of investments and foreign currencies	(53,544)	51,116
Credit contracts (Swaps)	Net realized loss on swap contracts/unrealized appreciation/depreciation of investments and foreign currencies	(7,566)	(773)

Total		$(146,182)	$33,212

LVIP Delaware Foundation® Funds–110

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

7.	Derivatives (continued)

LVIP Delaware Foundation® Aggressive Allocation Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net		Statement of Net
	Assets Location	Fair Value	Assets Location	Fair Value
Foreign exchange contracts (Forward Currency Contracts)	Receivables and Other Assets Net of Liabilities	$4,868	Liabilities Net of Receivables and Other Assets	$19,552

Interest rate contracts (Futures)	Receivables and Other Assets Net of Liabilities	100,855	Liabilities Net of Receivables and Other Assets	$—

Total		$105,723		$19,552

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009

		Realized Gain or	Change in Unrealized
	Location of Gain or Loss	Loss on Derivatives	Appreciation or Depreciation
	on Derivatives	Recognized in	on Derivatives Recognized in
	Recognized in Income*	Income	Income

Foreign exchange contracts (Forward Currency Contracts)	Net realized gain on foreign currencies/unrealized appreciation/depreciation of investments and foreign currencies	$119,063	$(147,084)
Interest rate contracts (Futures)	Net realized gain on futures contracts/unrealized appreciation/depreciation of investments and foreign currencies	1,061,218	806,760

Total		$1,180,281	$659,676

8. Credit and Market Risk
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in markets perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Funds’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Funds invest in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and/or Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day

LVIP Delaware Foundation® Funds–111

LVIP Delaware Foundation® Funds
Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Rule 144A and Illiquid securities have been identified on the statements of net assets.

9.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

LVIP Delaware Foundation® Funds–112

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Foundation® Conservative Allocation Fund
LVIP Delaware Foundation® Moderate Allocation Fund
LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statements of net assets of the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Aggressive Allocation Fund (three of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Aggressive Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Delaware Foundation® Funds–113

LVIP Delaware Foundation® Funds
Other Fund Information
Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
LVIP Delaware Foundation® Conservative Allocation Fund	0.00%	100.00%	100.00%	22.84%
LVIP Delaware Foundation® Moderate Allocation Fund	0.00%	100.00%	100.00%	33.91%
LVIP Delaware Foundation® Aggressive Allocation Fund	0.00%	100.00%	100.00%	50.51%

(A)	and (B) are based on a percentage of the Funds’ total distributions.

(C)	is based on a percentage of the Funds’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

Approval of New Sub-Advisory Agreement with DMC

The Board of Trustees reported that they reviewed materials provided by DMC and Macquarie Bank Limited (Macquarie) in connection with Macquarie’s agreement to purchase DMC from the Lincoln organization (the “transaction”) at the September 10 and 11, 2009 Board meeting. As the transaction would cause the existing sub-advisory agreement between the LIAC and DMC to terminate, the Board was asked to approve new sub-advisory agreement to take effect upon the termination of the existing sub-advisory agreement. DMC and Macquarie provided the Board with information on the Macquarie organization including its U.S.-based registered investment advisers and the anticipated impact of the transaction on DMC’s business, operations and personnel. A DMC senior executive attended the September 10 and 11, 2009 Board meeting to discuss the transaction with the Board and responded to questions from the Board regarding the transaction and the anticipated impact of the transaction on DMC and the funds sub-advised by DMC. The Independent Trustees requested additional information concerning the impact of the Macquarie transaction on the funds sub-advised by Delaware and the other funds in the Trust including information regarding DMC’s financial position following the transaction and information regarding additional costs to be borne by the funds in the Trust as a result of the transaction as services available because DMC was an affiliate would no longer be available from the former affiliate following the closing of the transaction, which information was provided by management. The Board reviewed and considered the additional information during a special telephonic Board meeting held on October 13, 2009. After further discussion, the Board approved the new sub-advisory agreements on December 7 and 8, 2009 at an in-person meeting.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and management to consider approval of the new sub-advisory agreement. The Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of sub-advisory agreements. The Independent Trustees also considered DMC’s representation that there were no material changes to the information provided by DMC as part of the September contract renewal process for other Funds sub-advised by DMC. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based on their review, the Independent Trustees concluded that it was in the best interests of each Fund to approve the new sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval of the new sub-advisory agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

The Board considered management’s representation that management would ensure that for a three year period, that at least 75% of the members of the Board are independent (the Board currently meets this requirement) and that for a two year period after the closing of the transaction, management will ensure that no “unfair burden” (as defined under Section 15(f) of the 1940 Act) be imposed on the funds as a result of the transaction. The Board also considered that the funds would not pay any of the costs associated with Board approval of the new sub-advisory agreement or the information statement provided to shareholders.

The Board considered DMC’s representation that there would be no material impact on the day-to-day operations of the funds, that the investment management teams responsible for the funds were not expected to change, that there would be no significant change to the executive, administrative or support staff of DMC, that DMC intends to continue to provide the same level of services to the funds, and that there would be no immediate changes to the compliance policies and procedures as a result of the transaction. The Board noted that the proposed sub-advisory agreement was identical to the current agreement (except for the dates), and that there would be no change in the sub-advisory fees.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the new sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund. The Board unanimously approved the new sub-advisory agreement.

LVIP Delaware Foundation® Funds–114

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of
Separate Account Operations and
Mutual Fund Administration, The
Lincoln National Life Insurance
Company; Assistant Vice President,
Lincoln Life and Annuity Company of
New York; Formerly: Second Vice
President and Director of Corporate
Procurement, The Lincoln National
			Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Foundation® Funds–115

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President,
Funds Management
Research, The Lincoln
National Life Insurance
Company; Formerly:
Director, Funds
Management Research;
Mutual Fund/Securities
Analyst; Senior Mutual
Fund Analyst, Jefferson
			Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Funds–116

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth
and Income Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Delaware Growth and Income Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	18

LVIP Delaware Growth and Income Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 24.68% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 1000® Index,* returned 28.43%.

After a difficult 2008, the Russell 1000 Index rose in 2009, fueled by increasing signs of an economic recovery in the U.S. Record levels of fiscal and monetary stimulus, stabilizing housing market fundamentals, and improving industrial production trends helped drive U.S. Gross Domestic Product (GDP) growth up 3.5% during the third quarter of 2009 after falling 5.7% at the beginning of the year. Credit market conditions improved significantly as corporate bond yield spreads collapsed and key borrowing rates returned to normalized levels. Highly cyclical sectors of the market, such as credit cyclicals and basic materials, outperformed the broader equity markets on expectations of a strong rebound in 2010 earnings as the global economy recovers. Despite rapidly rising commodity prices during the back half of the year, the Federal Reserve indicated it’s likely to keep interest rates low over the near term due to slack in the labor market and the current low level of core inflation.

The Fund’s underperformance relative to the benchmark was driven by adverse stock selection in the finance, consumer services, and communications services sectors. On the upside, positive stock selection in the basic materials, energy, and consumer staples sectors had a positive impact on performance. At the stock level, overweight positions in Bank of America, MetroPCS Communications, and Aeropostale detracted from performance, while positions in Jarden, Apple, and Urban Outfitters made positive contributions to Fund returns. At December 31, 2009, the Fund no longer held positions in MetroPCS Communications and Aeropostale.

Moving into 2010, we continue to favor more cyclical areas of the investment universe. We believe cyclical stocks will outperform their defensive peers as their earnings recover more rapidly on the back of an economic recovery coupled with accommodative fiscal and monetary policy. Low interest rates, a weak U.S. Dollar, and a pick up in industrial demand should also lead to strong performance from companies in the materials and energy sectors on the back of rising inflation expectations. Along with the improving macroeconomic backdrop, we believe equity markets will also receive a boost from increased mergers and acquisitions activity as companies feel more comfortable deploying cash and look to acquire distressed competitors that are not able to survive the downturn.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,155. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have decreased to $9,520. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+24.68%

Five Years	+0.16%

Ten Years	−0.88%

Service Class Shares

One Year	+24.24%

Five Years	−0.13%

Inception (5/19/04)	+2.24%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,209.30	0.41%	$2.28
Service Class Shares	1,000.00	1,207.00	0.76%	4.23

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.37	0.76%	3.87

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.16%

Aerospace & Defense	5.66%
Airlines	0.36%
Beverages	2.02%
Biotechnology	3.13%
Capital Markets	2.45%
Chemicals	1.14%
Commercial Banks	2.25%
Commercial Services & Supplies	0.49%
Communications Equipment	3.50%
Computers & Peripherals	7.33%
Construction & Engineering	1.12%
Consumer Finance	0.69%
Containers & Packaging	0.81%
Diversified Financial Services	2.73%
Diversified Telecommunication Services	2.03%
Electrical Equipment	0.49%
Energy Equipment & Services	2.43%
Food & Staples Retailing	2.43%
Gas Utilities	0.54%
Health Care Equipment & Supplies	0.71%
Health Care Providers & Services	2.25%
Hotels, Restaurants & Leisure	3.11%
Household Durables	1.04%
Household Products	3.29%
Independent Power Producers & Energy Traders	0.45%
Industrial Conglomerates	1.41%
Insurance	4.68%
Internet & Catalog Retail	0.56%
Internet Software & Services	2.01%
IT Services	0.67%
Life Sciences Tools & Services	0.89%
Machinery	0.54%
Media	2.43%
Metals & Mining	2.11%
Multiline Retail	0.37%
Multi-Utilities	1.53%
Oil, Gas & Consumable Fuels	10.31%
Pharmaceuticals	5.42%
Real Estate Investment Trusts	0.52%
Road & Rail	1.66%
Semiconductors & Semiconductor Equipment	2.08%
Software	4.88%
Specialty Retail	2.86%
Textiles, Apparel & Luxury Goods	0.78%

Discounted Commercial Paper	1.76%

Short-Term Investment	0.01%

Total Value of Securities	99.93%

Receivables and Other Assets Net of Liabilities	0.07%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	3.58%
Microsoft	3.09%
Proctor & Gamble	2.31%
Apple	2.27%
Pfizer	2.26%
Google Class A	2.01%
Hewlett-Packard	1.98%
Cisco Systems	1.94%
Wells Fargo	1.92%
JPMorgan Chase	1.73%

Total	23.09%

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.16%
	Aerospace & Defense–5.66%
	Goodrich	184,300	$11,841,275
	Honeywell International	287,900	11,285,680
	Lockheed Martin	122,600	9,237,910
	Northrop Grumman	178,000	9,941,300
	Rockwell Collins	125,900	6,969,824
	United Technologies	276,900	19,219,629

			68,495,618

	Airlines–0.36%
†	Alaska Air Group	127,000	4,389,120

			4,389,120

	Beverages–2.02%
	Coca Cola	74,300	4,235,100
	PepsiCo	332,300	20,203,840

			24,438,940

	Biotechnology–3.13%
†	Amgen	243,800	13,791,766
†	Celgene	108,800	6,057,984
†	Gilead Sciences	269,600	11,668,288
†	Vertex Pharmaceuticals	148,800	6,376,080

			37,894,118

	Capital Markets–2.45%
	Bank of New York Mellon	370,510	10,363,165
	Goldman Sachs Group	114,100	19,264,644

			29,627,809

	Chemicals–1.14%
	Dow Chemical	498,600	13,776,318

			13,776,318

	Commercial Banks–2.25%
	TCF Financial	288,000	3,922,560
	Wells Fargo	861,765	23,259,037

			27,181,597

	Commercial Services & Supplies–0.49%
	Republic Services	210,600	5,962,086

			5,962,086

	Communications Equipment–3.50%
†	Cisco Systems	978,900	23,434,866
	QUALCOMM	410,600	18,994,356

			42,429,222

	Computers & Peripherals–7.33%
†	Apple	130,400	27,496,144
†	EMC	814,900	14,236,303
	Hewlett-Packard	466,100	24,008,811
	International Business Machines	89,600	11,728,640
†	NetApp	328,400	11,293,676

			88,763,574

	Construction & Engineering–1.12%
	Fluor	166,700	7,508,168
†	URS	136,600	6,081,432

			13,589,600

	Consumer Finance–0.69%
	Capital One Financial	218,320	8,370,389

			8,370,389

	Containers & Packaging–0.81%
†	Owens-Illinois	296,700	9,752,529

			9,752,529

	Diversified Financial Services–2.73%
	Bank of America	313,600	4,722,816
	JPMorgan Chase	501,500	20,897,505
†	Nasdaq OMX Group	373,800	7,408,716

			33,029,037

	Diversified Telecommunication Services–2.03%
	AT&T	208,800	5,852,664
	Verizon Communications	566,000	18,751,580

			24,604,244

	Electrical Equipment–0.49%
	Roper Industries	112,700	5,902,099

			5,902,099

	Energy Equipment & Services–2.43%
†	Nabors Industries	286,000	6,260,540
	National Oilwell Varco	133,200	5,872,788
	Schlumberger	265,700	17,294,413

			29,427,741

	Food & Staples Retailing–2.43%
	CVS Caremark	424,700	13,679,587
	Wal-Mart Stores	293,500	15,687,575

			29,367,162

	Gas Utilities–0.54%
	EQT	148,400	6,517,728

			6,517,728

	Health Care Equipment & Supplies–0.71%
†	Gen-Probe	200,700	8,610,030

			8,610,030

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Health Care Providers & Services–2.25%
†	Express Scripts	154,400	$13,347,880
	UnitedHealth Group	457,100	13,932,408

			27,280,288

	Hotels, Restaurants & Leisure–3.11%
	Burger King Holdings	630,200	11,860,364
	McDonald’s	271,800	16,971,192
†	WMS Industries	220,800	8,832,000

			37,663,556

	Household Durables–1.04%
	Jarden	408,000	12,611,280

			12,611,280

	Household Products–3.29%
	Colgate-Palmolive	144,100	11,837,815
	Procter & Gamble	461,600	27,986,808

			39,824,623

	Independent Power Producers & Energy Traders–0.45%
†	NRG Energy	228,800	5,401,968

			5,401,968

	Industrial Conglomerates–1.41%
	General Electric	1,129,100	17,083,283

			17,083,283

	Insurance–4.68%
	AFLAC	311,700	14,416,125
	Aspen Insurance Holdings	214,000	5,446,300
	Berkley (W.R.)	251,300	6,192,032
	Prudential Financial	228,100	11,350,256
	Torchmark	208,800	9,176,760
	Travelers	202,500	10,096,650

			56,678,123

	Internet & Catalog Retail–0.56%
†	Expedia	263,200	6,766,872

			6,766,872

	Internet Software & Services–2.01%
†	Google Class A	39,200	24,303,216

			24,303,216

	IT Services–0.67%
	Accenture Class A	196,000	8,134,000

			8,134,000

	Life Sciences Tools & Services–0.89%
†	Thermo Fisher Scientific	225,100	10,735,019

			10,735,019

	Machinery–0.54%
	Deere	119,900	6,485,391

			6,485,391

	Media–2.43%
	Meredith	206,700	6,376,695
	Time Warner Cable	295,800	12,243,162
†	Viacom Class B	363,948	10,820,174

			29,440,031

	Metals & Mining–2.11%
	Alcoa	625,200	10,078,224
	United States Steel	279,520	15,407,142

			25,485,366

	Multiline Retail–0.37%
	Nordstrom	119,200	4,479,536

			4,479,536

	Multi-Utilities–1.53%
	Sempra Energy	177,100	9,914,058
	Wisconsin Energy	173,800	8,660,454

			18,574,512

	Oil, Gas & Consumable Fuels–10.31%
	Anadarko Petroleum	96,100	5,998,562
	Chesapeake Energy	235,300	6,089,564
	Chevron	207,400	15,967,726
	ConocoPhillips	237,800	12,144,446
	Devon Energy	127,900	9,400,650
	EOG Resources	113,000	10,994,900
	Exxon Mobil	635,300	43,321,107
	Noble	152,500	6,206,750
	Occidental Petroleum	180,800	14,708,080

			124,831,785

	Pharmaceuticals–5.42%
	Abbott Laboratories	224,500	12,120,755
	Johnson & Johnson	118,300	7,619,703
	Merck	509,800	18,628,092
	Pfizer	1,500,476	27,293,658

			65,662,208

	Real Estate Investment Trusts–0.52%
†	Host Hotels & Resorts	536,065	6,255,876

			6,255,876

	Road & Rail–1.66%
	Norfolk Southern	208,800	10,945,296
	Union Pacific	142,500	9,105,750

			20,051,046

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Semiconductors & Semiconductor Equipment–2.08%
	Intel	1,005,300	$20,508,120
†	ON Semiconductor	528,300	4,654,323

			25,162,443

	Software–4.88%
†	McAfee	204,800	8,308,736
	Microsoft	1,228,100	37,444,769
†	Nuance Communications	416,900	6,478,626
†	Symantec	382,700	6,846,503

			59,078,634

	Specialty Retail–2.86%
	American Eagle Outfitters	590,400	10,024,992
	Guess	265,710	11,239,533
†	Urban Outfitters	380,200	13,303,198

			34,567,723

	Textiles, Apparel & Luxury Goods–0.78%
	Phillips-Van Heusen	231,000	9,397,080

			9,397,080

	Total Common Stock (Cost $922,976,209)		1,188,082,820

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

=/	DISCOUNTED COMMERCIAL PAPER–1.76%
	Societe Generale North America 0.02% 1/4/10	$21,300,000	$21,299,965

	Total Discounted Commercial Paper (Cost $21,299,965)		21,299,965

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.01%
	Money Market Mutual Fund–0.01%
	Dreyfus Treasury & Agency Cash Management Fund	201,422	201,422

	Total Short-Term Investment (Cost $201,422)		201,422

TOTAL VALUE OF SECURITIES–99.93% (Cost $944,477,596)	1,209,584,207

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	787,651

NET ASSETS APPLICABLE TO 46,764,205 SHARES OUTSTANDING–100.00%	$1,210,371,858

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($1,151,407,772 / 44,484,056 Shares)	$25.884

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($58,964,086 / 2,280,149 Shares)	$25.860

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$1,079,093,025
Undistributed net investment income	3,599,181
Accumulated net realized loss on investments	(137,426,959)
Net unrealized appreciation of investments	265,106,611

Total net assets	$1,210,371,858

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

See accompanying notes

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$20,098,745
Interest	26,007

20,124,752

EXPENSES:
Management fees	3,708,233
Accounting and administration expenses	485,799
Reports and statements to shareholders	215,622
Distribution expenses-Service Class	168,244
Professional fees	44,736
Trustees’ fees	35,714
Custodian fees	12,816
Other	54,913

Total operating expenses	4,726,077

NET INVESTMENT INCOME	15,398,675

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(92,244,250)
Net change in unrealized appreciation/depreciation of investments	315,864,556

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	223,620,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$239,018,981

See accompanying notes

LVIP Delaware Growth and Income Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,398,675	$22,896,099
Net realized loss on investments	(92,244,250)	(29,832,531)
Net change in unrealized appreciation/depreciation of investments	315,864,556	(611,372,149)

Net increase (decrease) in net assets resulting from operations	239,018,981	(618,308,581)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,433,710)	(17,641,629)
Service Class	(406,028)	(576,111)
Net realized gain on investments:
Standard Class	—	(145,612,506)
Service Class	—	(6,060,899)

	(11,839,738)	(169,891,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	49,216,348	5,171,783
Service Class	14,052,871	14,186,192
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,433,710	163,254,135
Service Class	406,028	6,637,010

	75,108,957	189,249,120

Cost of shares repurchased:
Standard Class	(119,561,581)	(241,209,004)
Service Class	(10,848,345)	(10,681,667)

	(130,409,926)	(251,890,671)

Decrease in net assets derived from capital share transactions	(55,300,969)	(62,641,551)

NET INCREASE (DECREASE) IN NET ASSETS	171,878,274	(850,841,277)
NET ASSETS:
Beginning of year	1,038,493,584	1,889,334,861

End of year (including undistributed net investment income of $3,599,181 and $4,797,916, respectively)	$1,210,371,858	$1,038,493,584

See accompanying notes

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$20.972	$36.857	$35.157	$31.673	$30.407

Income (loss) from investment operations:
Net investment income[1]	0.328	0.470	0.483	0.450	0.427
Net realized and unrealized gain (loss) on investments	4.842	(12.713)	1.660	3.454	1.253

Total from investment operations	5.170	(12.243)	2.143	3.904	1.680

Less dividends and distributions from:
Net investment income	(0.258)	(0.376)	(0.443)	(0.420)	(0.414)
Net realized gain on investments	—	(3.266)	—	—	—

Total dividends and distributions	(0.258)	(3.642)	(0.443)	(0.420)	(0.414)

Net asset value, end of period	$25.884	$20.972	$36.857	$35.157	$31.673

Total return[2]	24.68%	(35.76% )	6.12%	12.36%	5.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,151,408	$993,797	$1,823,930	$1,989,459	$2,076,169
Ratio of expenses to average net assets	0.43%	0.41%	0.40%	0.38%	0.38%
Ratio of net investment income to average net assets	1.48%	1.55%	1.29%	1.37%	1.39%
Portfolio turnover	49%	37%	31%	29%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$20.963	$36.805	$35.116	$31.650	$30.396

Income (loss) from investment operations:
Net investment income[1]	0.251	0.365	0.388	0.368	0.348
Net realized and unrealized gain (loss) on investments	4.826	(12.670)	1.662	3.447	1.252

Total from investment operations	5.077	(12.305)	2.050	3.815	1.600

Less dividends and distributions from:
Net investment income	(0.180)	(0.271)	(0.361)	(0.349)	(0.346)
Net realized gain on investments	—	(3.266)	—	—	—

Total dividends and distributions	(0.180)	(3.537)	(0.361)	(0.349)	(0.346)

Net asset value, end of period	$25.860	$20.963	$36.805	$35.116	$31.650

Total return[2]	24.24%	(35.99% )	5.85%	12.09%	5.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,964	$44,697	$65,405	$13,290	$4,358
Ratio of expenses to average net assets	0.78%	0.76%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	1.13%	1.20%	1.04%	1.12%	1.14%
Portfolio turnover	49%	37%	31%	29%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at the published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2009.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Delaware Management Company (DMC), a series of Delaware Management Business Trust and, until January 4, 2010, an affiliate of LIAC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $26,241 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $71,024 and $21,161, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$354,644
Fees payable to DSC	2,560
Distribution fees payable to LFD	17,363

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $504,441,182 and sales of $554,321,543 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $952,588,836. At December 31, 2009, net unrealized appreciation was $256,995,371, of which $292,895,610 related to unrealized appreciation of investments and $35,900,239 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$1,188,082,820	$—	$1,188,082,820
Short-Term	201,422	21,299,965	21,501,387

Total	$1,188,284,242	$21,299,965	$1,209,584,207

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$11,839,738	$18,339,455
Long-term capital gains	—	151,551,690

Total	$11,839,738	$169,891,145

In addition, the Fund declared an ordinary income consent dividend of $4,734,097 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,079,093,025
Undistributed ordinary income	3,599,181
Capital loss carryforwards	(129,315,719)
Unrealized appreciation of investments	256,995,371

Net assets	$1,210,371,858

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interest.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, partnership interest and capital loss carryforwards expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Loss	Capital

$(4,757,672)	$4,312,279	$445,393

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $4,288,704 expired in 2009. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $18,669,447 expires in 2016 and $110,646,272 expires in 2017.

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	2,201,643	171,449
Service Class	632,615	496,872
Shares issued upon reinvestment of dividends and distributions:
Standard Class	453,719	5,699,201
Service Class	16,123	230,529

	3,304,100	6,598,051

Shares repurchased:
Standard Class	(5,557,548)	(7,970,522)
Service Class	(500,724)	(372,348)

	(6,058,272)	(8,342,870)

Net decrease	(2,754,172)	(1,744,819)

7.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Growth and Income Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Delaware Growth and Income Fund–14

LVIP Delaware Growth and Income Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DMC. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of large-cap core funds and the Russell 1000 Index. The Board noted that the Fund’s one-year performance was slightly below the average of the Lipper performance group, above the average of the Lipper performance group for the three and five year periods and roughly in line with the performance of the benchmark index for the one, three and five year periods. The Board concluded that the services provided by DMC were acceptable.

The Board reviewed the sub-advisory fee and the fees charged to other registered funds managed by DMC and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the Lipper contractual sub-adviser fees expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by DMC regarding DMC’s estimated profitability from providing sub-advisory services to the Funds, and that LIAC compensates DMC from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions – Renewal of Advisory and Sub-Advisory Agreements

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

Approval of New Sub-Advisory Agreement with DMC

The Board of Trustees reported that they reviewed materials provided by DMC and Macquarie Bank Limited (Macquarie) in connection with Macquarie’s agreement to purchase DMC from the Lincoln organization (the “transaction”) at the September 10 and 11, 2009 Board meeting. As the transaction would cause the existing sub-advisory agreement between the LIAC and DMC to terminate, the Board was asked to approve new sub-advisory agreement to take effect upon the termination of the existing sub-advisory agreement. DMC and Macquarie provided the Board with information on the Macquarie organization including its U.S.-based registered investment advisers and the anticipated impact of the transaction on DMC’s business, operations and personnel. A DMC senior executive attended the September 10 and 11, 2009 Board meeting to discuss the transaction with the Board and responded to questions from the Board regarding the transaction and the anticipated impact of the transaction on DMC and the funds sub-advised by DMC. The Independent Trustees requested additional information concerning the impact of the Macquarie transaction on the funds sub-advised by Delaware and the other funds in the Trust including information regarding DMC’s financial position following the transaction and information regarding additional costs to be borne by the funds in the Trust as a result of the transaction as services available because DMC was an affiliate would no longer be available from the former affiliate following the closing of the transaction, which information was provided by management. The Board reviewed and considered the additional information during a special telephonic Board meeting held on October 13, 2009. After further discussion, the Board approved the new sub-advisory agreements on December 7 and 8, 2009 at an in-person meeting.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and management to consider approval of the new sub-advisory agreements. The Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of sub-advisory agreements. The Independent Trustees considered that they had renewed the sub-advisory agreement for the Fund at an in-person meeting on September 10-11, 2009 after an extensive review process. The Independent Trustees also considered DMC’s representation that there were no material changes to the information provided by DMC as part of the September contract renewal process. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based on their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the new sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval of the new sub-advisory agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

The Board considered management’s representation that management would ensure that for a three year period, that at least 75% of the members of the Board are independent (the Board currently meets this requirement) and that for a two year period after the closing of the transaction, management will ensure that no “unfair burden”

LVIP Delaware Growth and Income Fund–16

LVIP Delaware Growth and Income Fund
Other Fund Information (continued)

Approval of New Sub-Advisory Agreement with DMC (continued)

(as defined under Section 15(f) of the 1940 Act) be imposed on the funds as a result of the transaction. The Board also considered that the funds would not pay any of the costs associated with Board approval of the new sub-advisory agreement or the information statement provided to shareholders.

The Board considered DMC’s representation that there would be no material impact on the day-to-day operations of the funds, that the investment management teams responsible for the funds were not expected to change, that there would be no significant change to the executive, administrative or support staff of DMC, that DMC intends to continue to provide the same level of services to the funds, and that there would be no immediate changes to the compliance policies and procedures as a result of the transaction. The Board noted that the proposed sub-advisory agreement was identical to the current agreement (except for the dates), and that there would be no change in the sub-advisory fees.

Overall Conclusions – New Sub-Advisory Agreement with DMC

Based on all the information considered and conclusions reached, the Board determined that the terms of the new sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund. The Board unanimously approved the new sub-advisory agreement.

LVIP Delaware Growth and Income Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Delaware Growth and Income Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund–19

LVIP Delaware Social Awareness Fund

LVIP Delaware Social
Awareness Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Delaware Social Awareness Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	18

LVIP Delaware Social Awareness Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 30.00% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 1000® Index*, returned 28.43%.

After a difficult 2008, the Russell 1000 Index rose in 2009, fueled by increasing signs of an economic recovery in the U.S. Record levels of fiscal and monetary stimulus, stabilizing housing market fundamentals, and improving industrial production helped drive U.S. Gross Domestic Product (GDP) growth up 3.5% during the third quarter of 2009 after falling 5.7% at the beginning of the year. Credit market conditions improved significantly as corporate bond yield spreads collapsed and key borrowing rates returned to normalized levels. Highly cyclical sectors of the market, such as credit cyclicals and basic materials, outperformed the broader equity markets on expectations of a strong rebound in 2010 earnings as the global economy recovers. Despite rapidly rising commodity prices during the back half of the year, the Federal Reserve indicated it’s likely to keep interest rates low over the near term due to slack in the labor market and the current low level of core inflation.

The Fund’s outperformance relative to the benchmark was driven by positive stock selection in the energy, consumer discretionary, and consumer staples sectors. On the downside, stock selection in the finance, consumer services, and communication services sectors detracted from performance. At the stock level, overweight positions in Jarden, Google, and Guess enhanced performance, while positions in Bank of America, Burger King, and MetroPCS Communications had a negative impact on fund returns. At December 31, 2009, the Fund no longer held a position in MetroPCS Communications.

Moving into 2010, we continue to favor more cyclical areas of the investment universe. We believe cyclical stocks will outperform their defensive peers as their earnings recover more rapidly on the back of an economic recovery coupled with accommodative fiscal and monetary policy. Low interest rates, a weak U.S. Dollar, and a pick up in industrial demand should also lead to strong performance from companies in the materials and energy sectors on the back of rising inflation expectations. Along with the improving macroeconomic backdrop, we believe equity markets will also receive a boost from increased mergers and acquisitions activity as companies feel more comfortable deploying cash and look to acquire distressed competitors that are not able to survive the downturn.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,603. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have decreased to $9,520. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+30.00%

Five Years	+2.01%

Ten Years	+0.59%

Service Class Shares

One Year	+29.54%

Five Years	+1.72%

Inception (5/15/03)	+6.10%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,233.50	0.47%	$2.65
Service Class Shares	1,000.00	1,231.40	0.82%	4.61

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.84	0.47%	$2.40
Service Class Shares	1,000.00	1,021.07	0.82%	4.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.03%

Air Freight & Logistics	1.32%
Airlines	0.52%
Auto Components	0.31%
Biotechnology	3.37%
Capital Markets	1.58%
Chemicals	1.43%
Commercial Banks	2.56%
Communications Equipment	4.86%
Computers & Peripherals	6.88%
Construction & Engineering	1.35%
Consumer Finance	1.12%
Containers & Packaging	1.59%
Diversified Financial Services	2.27%
Diversified Telecommunication Services	2.44%
Electrical Equipment	1.63%
Energy Equipment & Services	4.57%
Food & Staples Retailing	3.22%
Food Products	3.79%
Gas Utilities	1.44%
Health Care Equipment & Supplies	4.09%
Health Care Providers & Services	2.43%
Hotels, Restaurants & Leisure	1.30%
Household Durables	1.69%
Household Products	0.97%
Insurance	5.19%
Internet & Catalog Retail	0.51%
Internet Software & Services	3.12%
IT Services	0.91%
Life Sciences Tools & Services	2.06%
Machinery	2.87%
Media	3.03%
Metals & Mining	1.25%
Multiline Retail	1.04%
Oil, Gas & Consumable Fuels	5.01%
Pharmaceuticals	5.49%
Real Estate Investment Trusts	0.54%
Semiconductors & Semiconductor Equipment	1.92%
Software	5.36%
Specialty Retail	3.01%
Textiles, Apparel & Luxury Goods	0.99%

Short-Term Investment	0.95%

Total Value of Securities	99.98%

Receivables and Other Assets Net of Liabilities	0.02%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Microsoft	3.77%
Google Class A	3.12%
Apple	2.74%
Cisco Systems	2.63%
Hewlett-Packard	2.59%
Verizon Communications	2.44%
QUALCOMM	2.23%
Wells Fargo	2.09%
Merck	2.06%
Intel	1.92%

Total	25.59%

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.03%
	Air Freight & Logistics–1.32%
	FedEx	109,500	$9,137,775

			9,137,775

	Airlines–0.52%
†	Alaska Air Group	104,700	3,618,432

			3,618,432

	Auto Components–0.31%
	Borg Warner	64,800	2,152,656

			2,152,656

	Biotechnology–3.37%
†	Amgen	159,300	9,011,601
†	Celgene	63,100	3,513,408
†	Gilead Sciences	164,400	7,115,232
†	Vertex Pharmaceuticals	86,100	3,689,385

			23,329,626

	Capital Markets–1.58%
	Bank of New York Mellon	390,640	10,926,201

			10,926,201

	Chemicals–1.43%
	Airgas	207,400	9,872,240

			9,872,240

	Commercial Banks–2.56%
	TCF Financial	239,000	3,255,180
	Wells Fargo	535,700	14,458,543

			17,713,723

	Communications Equipment–4.86%
†	Cisco Systems	760,600	18,208,764
	QUALCOMM	333,700	15,436,962

			33,645,726

	Computers & Peripherals–6.88%
†	Apple	89,900	18,956,313
†	EMC	617,100	10,780,737
	Hewlett-Packard	347,300	17,889,423

			47,626,473

	Construction & Engineering–1.35%
	Granite Construction	138,000	4,645,080
†	Quanta Services	224,700	4,682,748

			9,327,828

	Consumer Finance–1.12%
	Capital One Financial	202,950	7,781,103

			7,781,103

	Containers & Packaging–1.59%
†	Owens-Illinois	334,700	11,001,589

			11,001,589

	Diversified Financial Services–2.27%
	Bank of America	320,700	4,829,742
*	Bank of America	323,200	4,822,144
†	Nasdaq OMX Group	304,500	6,035,190

			15,687,076

	Diversified Telecommunication Services–2.44%
	Verizon Communications	509,400	16,876,422

			16,876,422

	Electrical Equipment–1.63%
	Roper Industries	214,700	11,243,839

			11,243,839

	Energy Equipment & Services–4.57%
†	Exterran Holdings	154,100	3,305,445
†	Nabors Industries	501,800	10,984,402
	National Oilwell Varco	232,300	10,242,107
	Noble	174,100	7,085,870

			31,617,824

	Food & Staples Retailing–3.22%
	CVS Caremark	396,600	12,774,486
	Walgreen	259,000	9,510,480

			22,284,966

	Food Products–3.79%
	General Mills	170,700	12,087,267
	Heinz (H.J.)	205,000	8,765,800
	Kellogg	100,300	5,335,960

			26,189,027

	Gas Utilities–1.44%
	EQT	227,400	9,987,408

			9,987,408

	Health Care Equipment & Supplies–4.09%
	Bard (C.R.)	61,400	4,783,060
	Baxter International	126,800	7,440,624
†	Gen-Probe	107,200	4,598,880
†	Hologic	267,500	3,878,750
	Medtronic	172,700	7,595,346

			28,296,660

	Health Care Providers & Services–2.43%
†	Express Scripts	101,800	8,800,610
	UnitedHealth Group	262,000	7,985,760

			16,786,370

	Hotels, Restaurants & Leisure–1.30%
	Burger King Holdings	478,600	9,007,252

			9,007,252

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (Continued)

	Household Durables–1.69%
	Jarden	379,200	$11,721,072

			11,721,072

	Household Products–0.97%
	Clorox	110,400	6,734,400

			6,734,400

	Insurance–5.19%
	AFLAC	160,400	7,418,500
	Berkley (W.R.)	253,500	6,246,240
	Everest Re Group	73,400	6,288,912
	Prudential Financial	190,100	9,459,376
	Travelers	129,600	6,461,856

			35,874,884

	Internet & Catalog Retail–0.51%
†	Expedia	136,900	3,519,699

			3,519,699

	Internet Software & Services–3.12%
†	Google Class A	34,800	21,575,304

			21,575,304

	IT Services–0.91%
	Accenture Class A	151,200	6,274,800

			6,274,800

	Life Sciences Tools & Services–2.06%
†	Mettler-Toledo International	81,200	8,525,188
†	Thermo Fisher Scientific	120,400	5,741,876

			14,267,064

	Machinery–2.87%
	Deere	113,400	6,133,806
	ESCO Technologies	106,400	3,814,440
	Lincoln Electric Holdings	185,000	9,890,100

			19,838,346

	Media–3.03%
	Meredith	116,600	3,597,110
†	Time Warner Cable	261,000	10,802,790
†	Viacom Class B	219,960	6,539,411

			20,939,311

	Metals & Mining–1.25%
	United States Steel	156,500	8,626,280

			8,626,280

	Multiline Retail–1.04%
†	Kohl’s	133,500	7,199,655

			7,199,655

	Oil, Gas & Consumable Fuels–5.01%
	Anadarko Petroleum	111,700	6,972,314
	Chesapeake Energy	383,800	9,932,744
	Devon Energy	73,500	5,402,250
	EOG Resources	127,100	12,366,830

			34,674,138

	Pharmaceuticals–5.49%
	Abbott Laboratories	202,300	10,922,177
	Allergan	203,200	12,803,632
	Merck	390,600	14,272,524

			37,998,333

	Real Estate Investment Trusts–0.54%
	Host Hotels & Resorts	317,192	3,701,636

			3,701,636

	Semiconductors & Semiconductor Equipment–1.92%
	Intel	651,800	13,296,720

			13,296,720

	Software–5.36%
†	McAfee	159,900	6,487,143
	Microsoft	855,500	26,084,195
†	Symantec	252,300	4,513,647

			37,084,985

	Specialty Retail–3.01%
†	Aeropostale	83,600	2,846,580
	Guess	182,500	7,719,750
†	Urban Outfitters	292,800	10,245,072

			20,811,402

	Textiles, Apparel & Luxury Goods–0.99%
	Phillips-Van Heusen	168,700	6,862,716

			6,862,716

	Total Common Stock (Cost $546,331,363)		685,110,961

	SHORT-TERM INVESTMENT–0.95%
	Money Market Mutual Fund–0.95%
	Dreyfus Treasury & Agency Cash Management Fund	6,592,480	6,592,480

	Total Short-Term Investment (Cost $6,592,480)		6,592,480

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.98% (Cost $552,923,843)	$691,703,441

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	131,052

NET ASSETS APPLICABLE TO 25,103,141 SHARES OUTSTANDING–100.00%	$691,834,493

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($631,412,205 / 22,907,962 Shares)	$27.563

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($60,422,288 / 2,195,179 Shares)	$27.525

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$603,402,058
Undistributed net investment income	1,279,287
Accumulated net realized loss on investments	(51,626,450)
Net unrealized appreciation of investments	138,779,598

Total net assets	$691,834,493

†	Non income producing security.
*	Common stock unit.

See accompanying notes

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$8,348,415
Interest	10,981
Foreign tax withheld	(2,115)

8,357,281

EXPENSES:
Management fees	2,394,019
Accounting and administration expenses	283,503
Distribution expenses-Service Class	182,691
Reports and statements to shareholders	128,076
Professional fees	32,140
Trustees’ fees	20,829
Custody fees	7,554
Other	65,529

Total operating expenses	3,114,341

NET INVESTMENT INCOME	5,242,940

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(41,769,948)
Net change in unrealized appreciation/depreciation of investments	201,116,084

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	159,346,136

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,589,076

See accompanying notes

LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,242,940	$8,566,759
Net realized gain (loss) on investments	(41,769,948)	31,786,620
Net change in unrealized appreciation/depreciation of investments	201,116,084	(378,799,090)

Net increase (decrease) in net assets resulting from operations	164,589,076	(338,445,711)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,890,664)	(6,846,941)
Service Class	(190,511)	(390,849)
Net realized gain on investments:
Standard Class	(29,368,916)	(47,617,723)
Service Class	(2,761,102)	(4,184,138)

	(36,211,193)	(59,039,651)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,530,618	9,194,550
Service Class	8,783,260	13,252,068
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	33,259,580	54,464,664
Service Class	2,951,613	4,574,987

	54,525,071	81,486,269

Cost of shares repurchased:
Standard Class	(82,777,059)	(144,557,622)
Service Class	(12,695,170)	(19,923,075)

	(95,472,229)	(164,480,697)

Decrease in net assets derived from capital share transactions	(40,947,158)	(82,994,428)

NET INCREASE (DECREASE) IN NET ASSETS	87,430,725	(480,479,790)
NET ASSETS:
Beginning of year	604,403,768	1,084,883,558

End of year (including undistributed net investment income of $1,279,287 and $1,507,548, respectively)	$691,834,493	$604,403,768

See accompanying notes

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$22.408	$36.654	$35.920	$32.259	$29.034

Income (loss) from investment operations:
Net investment income[1]	0.212	0.317	0.401	0.326	0.297
Net realized and unrealized gain (loss) on investments	6.405	(12.349)	0.661	3.637	3.189

Total from investment operations	6.617	(12.032)	1.062	3.963	3.486

Less dividends and distributions from:
Net investment income	(0.170)	(0.278)	(0.328)	(0.302)	(0.261)
Net realized gain on investments	(1.292)	(1.936)	—	—	—

Total dividends and distributions	(1.462)	(2.214)	(0.328)	(0.302)	(0.261)

Net asset value, end of period	$27.563	$22.408	$36.654	$35.920	$32.259

Total return[2]	30.00%	(34.41% )	2.97%	12.31%	12.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$631,412	$554,029	$1,000,287	$1,131,469	$1,149,865
Ratio of expenses to average net assets	0.48%	0.44%	0.41%	0.41%	0.42%
Ratio of net investment income to average net assets	0.89%	1.02%	1.09%	0.97%	0.99%
Portfolio turnover	33%	41%	15%	28%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$22.389	$36.593	$35.870	$32.230	$29.020

Income (loss) from investment operations:
Net investment income[1]	0.128	0.208	0.307	0.243	0.221
Net realized and unrealized gain (loss) on investments	6.387	(12.301)	0.662	3.627	3.185

Total from investment operations	6.515	(12.093)	0.969	3.870	3.406

Less dividends and distributions from:
Net investment income	(0.087)	(0.175)	(0.246)	(0.230)	(0.196)
Net realized gain on investments	(1.292)	(1.936)	—	—	—

Total dividends and distributions	(1.379)	(2.111)	(0.246)	(0.230)	(0.196)

Net asset value, end of period	$27.525	$22.389	$36.593	$35.870	$32.230

Total return[2]	29.54%	(34.64% )	2.71%	12.03%	11.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,422	$50,375	$84,597	$84,112	$76,514
Ratio of expenses to average net assets	0.83%	0.79%	0.66%	0.66%	0.67%
Ratio of net investment income to average net assets	0.54%	0.67%	0.84%	0.72%	0.74%
Portfolio turnover	33%	41%	15%	28%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates during the year ended December 31, 2009.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Delaware Management Company (DMC), a series of Delaware Management Business Trust and, until January 4, 2010, an affiliate of LIAC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $15,288 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative support necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $41,507 and $12,679 respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$222,318
Fees payable to DSC	1,458
Distribution fees payable to LFD	17,798

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $197,008,019 and sales of $243,108,135 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $555,864,193. At December 31, 2009, net unrealized appreciation was $135,839,248, of which $169,023,033 related to unrealized appreciation of investments and $33,183,785 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

Level 1

Common Stock	$685,110,961
Short-Term	6,592,480

Total	$691,703,441

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$4,081,175	$7,237,790
Long-term capital gain	32,130,018	51,801,861

Total	$36,211,193	$59,039,651

In addition, the Fund declared an ordinary income consent dividend of $1,443,904 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$603,402,058
Undistributed ordinary income	1,279,287
Capital loss carryforwards	(48,686,100)
Unrealized appreciation of investments	135,839,248

Net assets	$691,834,493

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends and partnership interest. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$(1,390,026)	$(53,878)	$1,443,904

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $48,686,100 expires in 2017.

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	400,639	302,004
Service Class	373,413	439,711
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,285,092	1,775,751
Service Class	114,597	147,195

	2,173,741	2,664,661

Shares repurchased:
Standard Class	(3,502,915)	(4,642,680)
Service Class	(542,835)	(648,704)

	(4,045,750)	(5,291,384)

Net decrease	(1,872,009)	(2,626,723)

7.	Market Risk
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has no had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

88.73%	11.27%	100.00%	100.00

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DMC. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of specialty and misc. funds and the Russell 1000 Index. The Board noted that the Fund’s performance was slightly above the average of the Lipper performance group for the one, three and five year periods and that the Fund had outperformed the benchmark index on a relative basis for all periods reviewed. The Board concluded that the services provided by DMC were satisfactory.

The Board reviewed the sub-advisory fee and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the Lipper contractual sub-adviser fees expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by DMC regarding DMC’s estimated profitability from providing sub-advisory services to the Funds, and that LIAC compensates DMC from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions — Renewal of Advisory and Sub-Advisory Agreements

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

Approval of New Sub-Advisory Agreement with DMC

The Board of Trustees reported that they reviewed materials provided by DMC and Macquarie Bank Limited (Macquarie) in connection with Macquarie’s agreement to purchase DMC from the Lincoln organization (the “transaction”) at the September 10 and 11, 2009 Board meeting. As the transaction would cause the existing sub-advisory agreement between the LIAC and DMC to terminate, the Board was asked to approve new sub-advisory agreement to take effect upon the termination of the existing sub-advisory agreement. DMC and Macquarie provided the Board with information on the Macquarie organization including its U.S.-based registered investment advisers and the anticipated impact of the transaction on DMC’s business, operations and personnel. A DMC senior executive attended the September 10 and 11, 2009 Board meeting to discuss the transaction with the Board and responded to questions from the Board regarding the transaction and the anticipated impact of the transaction on DMC and the funds sub-advised by DMC. The Independent Trustees requested additional information concerning the impact of the Macquarie transaction on the funds sub-advised by Delaware and the other funds in the Trust including information regarding DMC’s financial position following the transaction and information regarding additional costs to be borne by the funds in the Trust as a result of the transaction as services available because DMC was an affiliate would no longer be available from the former affiliate following the closing of the transaction, which information was provided by management. The Board reviewed and considered the additional information during a special telephonic Board meeting held on October 13, 2009. After further discussion, the Board approved the new sub-advisory agreements on December 7 and 8, 2009 at an in-person meeting.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and management to consider approval of the new sub-advisory agreements. The Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of sub-advisory agreements. The Independent Trustees considered that they had renewed the sub-advisory agreement for the Fund at an in-person meeting on September 10-11, 2009 after an extensive review process. The Independent Trustees also considered DMC’s representation that there were no material changes to the information provided by DMC as part of the September contract renewal process. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based on their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the new sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval of the new sub-advisory agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

The Board considered management’s representation that management would ensure that for a three year period, that at least 75% of the members of the Board are independent (the Board currently meets this requirement) and that for a two year period after the closing of the transaction, management will ensure that no “unfair burden”

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (continued)

Approval of New Sub-Advisory Agreement with DMC (continued)

(as defined under Section 15(f) of the 1940 Act) be imposed on the funds as a result of the transaction. The Board also considered that the funds would not pay any of the costs associated with Board approval of the new sub-advisory agreement or the information statement provided to shareholders.

The Board considered DMC’s representation that there would be no material impact on the day-to-day operations of the funds, that the investment management teams responsible for the funds were not expected to change, that there would be no significant change to the executive, administrative or support staff of DMC, that DMC intends to continue to provide the same level of services to the funds, and that there would be no immediate changes to the compliance policies and procedures as a result of the transaction. The Board noted that the proposed sub-advisory agreement was identical to the current agreement (except for the dates), and that there would be no change in the sub-advisory fees.

Overall Conclusions — New Sub-Advisory Agreement with DMC

Based on all the information considered and conclusions reached, the Board determined that the terms of the new sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund. The Board unanimously approved the new sub-advisory agreement.

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund–19

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Delaware Special Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	18

LVIP Delaware Special Opportunities Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 30.45% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell MidCap® Value Index*, returned 34.21%.

Equity markets had two very different and distinct investment periods during 2009. The first part of the year saw markets have a significant decline as credit deteriorated and corporate profits declined. From mid-March through the end of 2009 markets had a dramatic reversal and registered one of the strongest 9-month gains in history as liquidity improved, short-term interest rates were essentially set at 0% and the outlook for profits improved. The investment landscape in 2009 was dominated by the following factors:

•	Massive liquidity injected into the financial system by the Federal Reserve.
•	Short-term interest rates held at essentially 0% throughout the year.
•	Initial economic recovery, as the third and fourth quarters have positive Gross Domestic Product (GDP).
•	Housing and autos stabilize with help from government programs and tax credits.
•	Unemployment climbing above 10% during the year.

The overall returns for Mid Cap Value equities were strong with all sectors showing positive returns, and all sectors having double-digit returns with the exception of financial services and transportation. Several sectors including basic industries, consumer cyclicals and technology had annual returns in excess of 50% while some of the more defensive sectors of the market including utilities and consumer staples had below index returns. Versus the benchmark index, transportation, consumer staples, energy, utilities and Real Estate Investment Trusts (REITs) all provided relative outperformance for the Fund while basic industries, capital spending, consumer cyclicals, consumer services, financial services, technology and health care were relative underperformers. From an attribution standpoint, sector weightings had a positive impact on performance as the sectors that were overweight were generally the better performers. Stock selection had a negative impact on performance with particular emphasis on basic industries, financial services and technology. It was also clear that the higher-quality emphasis in our Fund was a negative for overall performance.

Christopher S. Beck, CFA
Michael E. Hughes, CFA
Kent P. Madden, CFA
Delaware Investments

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,818. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have grown to $20,755. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+30.45%

Five Years	+2.86%

Ten Years	+7.08%

Service Class Shares

One Year	+29.99%

Five Years	+2.57%

Inception (5/19/04)	+6.27%

*	The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,250.10	0.49%	$2.78
Service Class Shares	1,000.00	1,247.80	0.84%	4.76

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.74	0.49%	$2.50
Service Class Shares	1,000.00	1,020.97	0.84%	4.28

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.61%

Aerospace & Defense	1.68%
Auto Components	2.31%
Capital Markets	2.46%
Chemicals	6.14%
Commercial Banks	5.00%
Commercial Services & Supplies	2.58%
Communications Equipment	0.58%
Construction & Engineering	0.99%
Containers & Packaging	2.66%
Diversified Consumer Services	1.82%
Diversified Telecommunication Services	0.77%
Electric Utilities	2.42%
Electrical Equipment	2.19%
Electronic Equipment, Instruments & Components	2.01%
Energy Equipment & Services	1.74%
Food Products	1.88%
Gas Utilities	1.76%
Health Care Equipment & Supplies	1.12%
Health Care Providers & Services	3.65%
Hotels, Restaurants & Leisure	1.28%
Household Durables	1.22%
Household Products	0.86%
Insurance	8.28%
IT Services	1.37%
Leisure Equipment & Products	0.82%
Life Sciences Tools & Services	0.97%
Machinery	4.00%
Media	0.53%
Metals & Mining	2.84%
Multiline Retail	1.73%
Multi-Utilities	3.70%
Oil, Gas & Consumable Fuels	6.10%
Personal Products	1.26%
Pharmaceuticals	1.33%
Professional Services	0.94%
Real Estate Investment Trusts	3.75%
Road & Rail	2.53%
Semiconductors & Semiconductor Equipment	0.49%
Software	4.94%
Specialty Retail	4.31%
Textiles, Apparel & Luxury Goods	1.04%
Tobacco	1.56%

Discounted Commercial Paper	0.25%

Short-Term Investment	0.02%

Total Value of Securities	99.88%

Receivables and Other Assets Net of Liabilities	0.12%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

FMC	2.55%
Newfield Exploration	2.41%
Berkley (W.R.)	1.81%
Highwoods Properties	1.77%
Bank of Hawaii	1.67%
McKesson	1.67%
Cytec Industries	1.66%
Cliffs Natural Resources	1.65%
Sybase	1.58%
Reynolds American	1.56%

Total	18.33%

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.61%
	Aerospace & Defense–1.68%
†	Alliant Techsystems	33,300	$2,939,391
	Goodrich	90,200	5,795,350

			8,734,741

	Auto Components–2.31%
	Borg Warner	121,000	4,019,620
	Johnson Controls	292,000	7,954,080

			11,973,700

	Capital Markets–2.46%
	Federated Investors Class B	158,700	4,364,250
	Northern Trust	83,500	4,375,400
	Raymond James Financial	169,650	4,032,581

			12,772,231

	Chemicals–6.14%
	Cytec Industries	237,200	8,638,824
	FMC	237,300	13,231,848
	PPG Industries	68,400	4,004,136
	Sigma-Aldrich	118,500	5,987,805

			31,862,613

	Commercial Banks–5.00%
	Associated Banc-Corp	175,900	1,936,659
	BancorpSouth	215,800	5,062,668
	Bank of Hawaii	184,500	8,682,570
†	First Horizon National	470,772	6,308,338
	Regions Financial	455,300	2,408,537
	Zions Bancorp	120,500	1,546,015

			25,944,787

	Commercial Services & Supplies–2.58%
	Brink’s	126,000	3,066,840
	Donnelley (R.R.) & Sons	217,200	4,837,044
	Republic Services	194,350	5,502,049

			13,405,933

	Communications Equipment–0.58%
†	Polycom	119,900	2,993,903

			2,993,903

	Construction & Engineering–0.99%
	KBR	269,800	5,126,200

			5,126,200

	Containers & Packaging–2.66%
†	Crown Holdings	245,300	6,274,774
†	Owens-Illinois	229,800	7,553,526

			13,828,300

	Diversified Consumer Services–1.82%
†	Brinks Home Security Holdings	126,000	4,112,640
	Service International	649,700	5,321,043

			9,433,683

	Diversified Telecommunication Services–0.77%
	CenturyTel	111,000	4,019,310

			4,019,310

	Electric Utilities–2.42%
	Edison International	175,600	6,107,368
	PPL	200,300	6,471,693

			12,579,061

	Electrical Equipment–2.19%
	Regal-Beloit	101,000	5,245,940
	Rockwell Automation	130,600	6,135,588

			11,381,528

	Electronic Equipment, Instruments & Components–2.01%
†	Agilent Technologies	144,700	4,495,829
†	Avnet	196,300	5,920,408

			10,416,237

	Energy Equipment & Services–1.74%
	ENSCO International ADR	132,600	5,296,044
†	Rowan	165,400	3,744,656

			9,040,700

	Food Products–1.88%
	Del Monte Foods	454,800	5,157,432
†	Smithfield Foods	155,000	2,354,450
	Tyson Food Class A	181,900	2,231,913

			9,743,795

	Gas Utilities–1.76%
	EQT	108,200	4,752,144
	Questar	105,500	4,385,635

			9,137,779

	Health Care Equipment & Supplies–1.12%
	Becton Dickinson	74,000	5,835,640

			5,835,640

	Health Care Providers & Services–3.65%
	McKesson	138,300	8,643,750
	Omnicare	125,600	3,038,264
	Universal Health Services Class B	237,800	7,252,900

			18,934,914

	Hotels, Restaurants & Leisure–1.28%
	Marriott International Class A	168,521	4,592,197
	Starwood Hotels & Resorts Worldwide	56,000	2,047,920

			6,640,117

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Household Durables–1.22%
	D.R. Horton	178,233	$1,937,393
	Fortune Brands	86,400	3,732,480
†	Pulte Homes	66,397	663,970

			6,333,843

	Household Products–0.86%
†	Energizer Holdings	73,200	4,485,696

			4,485,696

	Insurance–8.28%
	American Financial Group	274,650	6,852,518
	Berkley (W.R.)	381,850	9,408,783
	HCC Insurance Holdings	185,700	5,194,029
	Loews	200,300	7,280,905
	Reinsurance Group of America	120,400	5,737,060
	Stancorp Financial Group	79,700	3,189,594
	Torchmark	121,000	5,317,950

			42,980,839

	IT Services–1.37%
†	Computer Sciences	123,400	7,099,202

			7,099,202

	Leisure Equipment & Products–0.82%
	Hasbro	132,500	4,247,950

			4,247,950

	Life Sciences Tools & Services–0.97%
†	Thermo Fisher Scientific	106,100	5,059,909

			5,059,909

	Machinery–4.00%
	Cummins	154,200	7,071,612
	Eaton	47,000	2,990,140
	Gardner Denver	127,500	5,425,125
	Parker Hannifin	97,750	5,266,770

			20,753,647

	Media–0.53%
	Meredith	89,500	2,761,075

			2,761,075

	Metals & Mining–2.84%
	Cliffs Natural Resources	186,400	8,591,176
	Nucor	131,800	6,148,470

			14,739,646

	Multiline Retail–1.73%
†	Dollar Tree	77,600	3,748,080
	Macy’s	247,700	4,151,452
†	Saks	165,700	1,086,992

			8,986,524

	Multi-Utilities–3.70%
	Public Service Enterprise Group	213,400	7,095,550
	Sempra Energy	115,200	6,448,896
	Wisconsin Energy	113,400	5,650,722

			19,195,168

	Oil, Gas & Consumable Fuels–6.10%
	El Paso	480,200	4,720,366
†	Encore Acquisition	107,900	5,181,358
†	Forest Oil	238,300	5,302,175
†	Newfield Exploration	259,100	12,496,393
	Williams	188,500	3,973,580

			31,673,872

	Personal Products–1.26%
	Herbalife	161,300	6,543,941

			6,543,941

	Pharmaceuticals–1.33%
†	Watson Pharmaceutical	174,200	6,900,062

			6,900,062

	Professional Services–0.94%
	Manpower	89,800	4,901,284

			4,901,284

	Real Estate Investment Trusts–3.75%
	Boston Properties	65,300	4,379,671
	Brandywine Realty Trust	367,500	4,189,500
	Highwoods Properties	275,500	9,187,925
	Kimco Realty	126,600	1,712,898
	Simon Property Group	2	186

			19,470,180

	Road & Rail–2.53%
	Canadian National Railway	112,100	6,093,756
	CSX	144,900	7,026,201

			13,119,957

	Semiconductors & Semiconductor Equipment–0.49%
	National Semiconductor	166,700	2,560,512

			2,560,512

	Software–4.94%
†	Adobe Systems	101,900	3,747,882
†	Citrix Systems	92,000	3,828,120
†	Compuware	541,500	3,915,045
†	Sybase	188,900	8,198,260
†	Synopsys	268,400	5,979,952

			25,669,259

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Specialty Retail–4.31%
	Gap	344,900	$7,225,655
	PETsMART	186,300	4,972,347
	Ross Stores	109,100	4,659,661
	Tiffany & Co	127,800	5,495,400

			22,353,063

	Textiles, Apparel & Luxury Goods–1.04%
	VF	74,100	5,427,084

			5,427,084

	Tobacco–1.56%
	Reynolds American	152,900	8,099,113

			8,099,113

	Total Common Stock (Cost $393,696,838)		517,166,998

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

=/	DISCOUNTED COMMERCIAL PAPER–0.25%
	Societe Generale North America 0.02% 1/4/10	$1,295,000	$1,294,998

	Total Discounted Commercial Paper (Cost $1,294,998)		1,294,998

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.02%
	Money Market Mutual Fund–0.02%
	Dreyfus Treasury & Agency Cash Management Fund	86,886	86,886

	Total Short-Term Investment (Cost $86,886)		86,886

TOTAL VALUE OF SECURITIES–99.88% (Cost $395,078,722)	518,548,882

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	630,597

NET ASSETS APPLICABLE TO 17,133,112 SHARES OUTSTANDING–100.00%	$519,179,479

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($491,581,636 / 16,221,959 Shares)	$30.303

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($27,597,843 / 911,153 Shares)	$30.289

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$394,994,910
Undistributed net investment income	1,878,074
Accumulated net realized loss on investments	(1,163,343)
Net unrealized appreciation of investments and foreign currencies	123,469,838

Total net assets	$519,179,479

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

ADR–American Depositary Receipt

See accompanying notes

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$8,131,636
Interest	25,167
Foreign tax withheld	(37,664)

8,119,139

EXPENSES:
Management fees	1,866,004
Accounting and administration expenses	203,035
Reports and statements to shareholders	95,645
Distribution expenses – Service Class	75,894
Professional fees	28,978
Trustees’ fees	14,540
Custodian fees	6,211
Other	22,995

Total operating expenses	2,313,302

NET INVESTMENT INCOME	5,805,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	2,551,126
Foreign currencies	(1,260)

Net realized gain	2,549,866
Net change in unrealized appreciation/depreciation of investments and foreign currencies	113,922,266

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	116,472,132

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,277,969

See accompanying notes

LVIP Delaware Special Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,805,837	$8,149,730
Net realized gain on investments and foreign currencies	2,549,866	15,538,502
Net change in unrealized appreciation/depreciation of investments and foreign currencies	113,922,266	(272,299,741)

Net increase (decrease) in net assets resulting from operations	122,277,969	(248,611,509)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,154,575)	(6,093,660)
Service Class	(148,212)	(188,697)
Net realized gain on investments:
Standard Class	(12,943,553)	(48,206,047)
Service Class	(682,727)	(1,809,779)

	(17,929,067)	(56,298,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	42,283,659	11,573,965
Service Class	9,111,043	16,379,880
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,098,128	54,299,707
Service Class	830,939	1,998,476

	69,323,769	84,252,028

Cost of shares repurchased:
Standard Class	(56,471,316)	(107,973,556)
Service Class	(6,091,849)	(5,445,794)

	(62,563,165)	(113,419,350)

Increase (decrease) in net assets derived from capital share transactions	6,760,604	(29,167,322)

NET INCREASE (DECREASE) IN NET ASSETS	111,109,506	(334,077,014)
NET ASSETS:
Beginning of year	408,069,973	742,146,987

End of year (including undistributed net investment income of $1,878,074 and $2,684,502, respectively)	$519,179,479	$408,069,973

See accompanying notes

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$24.091	$42.051	$44.049	$39.849	$36.112

Income (loss) from investment operations:
Net investment income[1]	0.347	0.491	0.544	0.583	0.581
Net realized and unrealized gain (loss) on investments and foreign currencies	6.927	(14.940)	1.166	5.688	4.839

Total from investment operations	7.274	(14.449)	1.710	6.271	5.420

Less dividends and distributions from:
Net investment income	(0.257)	(0.380)	(0.424)	(0.537)	(0.436)
Net realized gain on investments	(0.805)	(3.131)	(3.284)	(1.534)	(1.247)

Total dividends and distributions	(1.062)	(3.511)	(3.708)	(2.071)	(1.683)

Net asset value, end of period	$30.303	$24.091	$42.051	$44.049	$39.849

Total return[2]	30.45%	(36.63% )	3.81%	16.05%	15.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$491,581	$389,590	$726,114	$807,158	$764,088
Ratio of expenses to average net assets	0.51%	0.47%	0.44%	0.44%	0.45%
Ratio of net investment income to average net assets	1.34%	1.40%	1.19%	1.40%	1.55%
Portfolio turnover	18%	10%	7%	11%	13%
1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$24.091	$41.995	$44.005	$39.817	$36.099

Income (loss) from investment operations:
Net investment income[1]	0.256	0.373	0.431	0.479	0.485
Net realized and unrealized gain (loss) on investments and foreign currencies	6.913	(14.886)	1.168	5.677	4.834

Total from investment operations	7.169	(14.513)	1.599	6.156	5.319

Less dividends and distributions from:
Net investment income	(0.166)	(0.260)	(0.325)	(0.434)	(0.354)
Net realized gain on investments	(0.805)	(3.131)	(3.284)	(1.534)	(1.247)

Total dividends and distributions	(0.971)	(3.391)	(3.609)	(1.968)	(1.601)

Net asset value, end of period	$30.289	$24.091	$41.995	$44.005	$39.817

Total return[2]	29.99%	(36.85% )	3.55%	15.76%	15.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,598	$18,480	$16,033	$8,370	$3,275
Ratio of expenses to average net assets	0.86%	0.82%	0.69%	0.69%	0.70%
Ratio of net investment income to average net assets	0.99%	1.05%	0.94%	1.15%	1.30%
Portfolio turnover	18%	10%	7%	11%	13%
1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2009.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and, until January 4, 2010, an affiliate of LIAC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $10,995 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $29,344 and $8,770, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$178,656
Fees payable to DSC	1,094
Distribution fees payable to LFD	8,048

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $84,941,937 and sales of $75,354,775 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $395,097,796. At December 31, 2009, net unrealized appreciation was $123,451,086, of which $152,842,282 related to unrealized appreciation of investments and $29,391,196 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$517,166,998	$—	$517,166,998
Short-Term	86,886	1,294,998	1,381,884

Total	$517,253,884	$1,294,998	$518,548,882

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year	Year
	Ended	Ended
	12/31/09	12/31/08

Ordinary income	$4,302,787	$10,348,879
Long-term capital gain	13,626,280	45,949,304

Total	$17,929,067	$56,298,183

In addition, the Fund declared an ordinary income consent dividend of $2,308,218 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$394,994,910
Undistributed ordinary income	1,878,168
Capital loss carryforwards	(1,144,269)
Post-October currency losses	(94)
Unrealized appreciation of investments and foreign currencies	123,450,764

Net assets	$519,179,479

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net Realized	Paid-in
Investment Income	Loss	Capital

$(2,309,478)	$1,260	$2,308,218

For federal income tax purposes, capital loss carry forwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $1,144,269 expires in 2017.

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	1,715,560	373,217
Service Class	359,510	485,161
Shares issued upon reinvestment of dividends and distributions:
Standard Class	592,565	1,620,757
Service Class	28,894	59,315

	2,696,529	2,538,450

Shares repurchased:
Standard Class	(2,257,449)	(3,090,164)
Service Class	(244,341)	(159,181)

	(2,501,790)	(3,249,345)

Net increase (decrease)	194,739	(710,895)

7.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

76.00%	24.00%	100.00%	98.75%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Delaware Special Opportunities Fund–15

LVIP Delaware Special Opportunities Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DMC. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap value funds and the Russell Midcap Value Index. The Board noted that the Fund’s performance for the five year period was near the top of the Lipper performance group, that three year performance was above the average and one year performance was at the average of the Lipper performance group and that the Fund had outperformed the benchmark index on a relative basis for all period reviewed. The Board concluded that the services provided by DMC were satisfactory.

The Board reviewed the sub-advisory fee and the fee charged to other registered funds managed by DMC and noted that the sub-advisory fees charged by DMC to the Fund were lower than the other fund in the Lipper contractual sub-adviser fees expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by DMC regarding DMC’s estimated profitability from providing sub-advisory services to the Funds, and that LIAC compensates DMC from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions – Renewal of Advisory and Sub-Advisory Agreements

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

Approval of New Sub-Advisory Agreement with DMC

The Board of Trustees reported that they reviewed materials provided by DMC and Macquarie Bank Limited (Macquarie) in connection with Macquarie’s agreement to purchase DMC from the Lincoln organization (the “transaction”) at the September 10 and 11, 2009 Board meeting. As the transaction would cause the existing sub-advisory agreement between the LIAC and DMC to terminate, the Board was asked to approve new sub-advisory agreement to take effect upon the termination of the existing sub-advisory agreement. DMC and Macquarie provided the Board with information on the Macquarie organization including its U.S.-based registered investment advisers and the anticipated impact of the transaction on DMC’s business, operations and personnel. A DMC senior executive attended the September 10 and 11, 2009 Board meeting to discuss the transaction with the Board and responded to questions from the Board regarding the transaction and the anticipated impact of the transaction on DMC and the funds sub-advised by DMC. The Independent Trustees requested additional information concerning the impact of the Macquarie transaction on the funds sub-advised by Delaware and the other funds in the Trust including information regarding DMC’s financial position following the transaction and information regarding additional costs to be borne by the funds in the Trust as a result of the transaction as services available because DMC was an affiliate would no longer be available from the former affiliate following the closing of the transaction, which information was provided by management. The Board reviewed and considered the additional information during a special telephonic Board meeting held on October 13, 2009. After further discussion, the Board approved the new sub-advisory agreements on December 7 and 8, 2009 at an in-person meeting.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and management to consider approval of the new sub-advisory agreements. The Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of sub-advisory agreements. The Independent Trustees considered that they had renewed the sub-advisory agreement for the Fund at an in-person meeting on September 10-11, 2009 after an extensive review process. The Independent Trustees also considered DMC’s representation that there were no material changes to the information provided by DMC as part of the September contract renewal process. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based on their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the new sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval of the new sub-advisory agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

The Board considered management’s representation that management would ensure that for a three year period, that at least 75% of the members of the Board are independent (the Board currently meets this requirement) and that for a two year period after the closing of the transaction, management will ensure that no “unfair burden”

LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund
Other Fund Information (continued)

Approval of New Sub-Advisory Agreement with DMC (continued)

(as defined under Section 15(f) of the 1940 Act) be imposed on the funds as a result of the transaction. The Board also considered that the funds would not pay any of the costs associated with Board approval of the new sub-advisory agreement or the information statement provided to shareholders.

The Board considered DMC’s representation that there would be no material impact on the day-to-day operations of the funds, that the investment management teams responsible for the funds were not expected to change, that there would be no significant change to the executive, administrative or support staff of DMC, that DMC intends to continue to provide the same level of services to the funds, and that there would be no immediate changes to the compliance policies and procedures as a result of the transaction. The Board noted that the proposed sub-advisory agreement was identical to the current agreement (except for the dates), and that there would be no change in the sub-advisory fees.

Overall Conclusions – New Sub-Advisory Agreement with DMC

Based on all the information considered and conclusions reached, the Board determined that the terms of the new sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund. The Board unanimously approved the new sub-advisory agreement.

LVIP Delaware Special Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

2 The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund–19

LVIP Global Income Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Global Income Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Country Allocation and Credit Quality Breakdown	4
Statement of Net Assets	5
Statement of Operations	13
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Other Fund Information	21
Officer/Trustee Information	22

LVIP Global Income Fund
2009 Annual Report Commentary

Managed by:

The LVIP Global Income Fund returned 9.92% (Standard Class shares with distributions reinvested) since inception on May 4, 2009 through December 31, 2009, while its benchmark, the Citigroup World Government Bond Index non-U.S*, returned 10.06%.

Franklin
The review period encompassed a recovery in global asset prices as global policy response averted a more severe financial crisis and the global economy showed signs of stabilization and recovery. Local bond markets generated positive returns even as global bond yields began to rise. Outside the major advanced economies, normalization of risk allowed some central banks to continue easing interest rate policies. Many currencies appreciated against the U.S. dollar throughout most of the period as low interest rates and expansionary liquidity policies in the U.S. supported capital inflows into higher yielding currencies.

The Fund benefited from its currency and sovereign credit allocations and more moderately from interest rate positioning. Significant contributors included exposures to the Brazilian real, Swedish krona, Polish zloty, Indonesian rupiah and South Korean won. Although our net negative Japanese yen position benefited performance, our net negative euro and New Zealand dollar positions detracted. Interest rate exposures in Indonesia and Brazil helped performance, while exposure in Mexico detracted.

Relative to the benchmark index, our portfolio holdings slightly outperformed largely due to country positioning as described above. Exceptions were our Japanese yen and euro exposures, which led to our overall currency position detracting from relative performance. Our underweighting in Eurozone government bonds and lack of exposure to Japanese government bonds also hurt relative performance. However, our lack of exposure to U.S. government bonds benefited relative results. Combined with exposures to Indonesia, Brazil and Mexico, our overall interest rate positioning resulted in neutral performance relative to the benchmark during the period.

At the period end, the Fund had a shorter duration position relative to the benchmark index, given our assessment of limited scope for further global interest rate reductions from historically low levels and improving economic growth conditions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premium. Given our view for increased growth divergences between countries and regions, we built positions in currencies where we believed there were attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian currencies as well as some Latin American and non-euro European currencies. We held a net negative position in the euro and remained concerned European growth could be restricted by continued deleveraging of the European banking system and the need for future fiscal consolidation. Our net negative position in the Japanese yen reflected our negative relative view on the Japanese economy and served as an implicit hedge against potential rising yields in the U.S. given the yen’s strong correlation to long-term U.S. Treasury yields.

Michael Hastentab, Ph.D.
Franklin Advisers, Inc.

Mondrian
Bond market returns were weak in the last 8 months of 2009, as they had already rallied strongly in 2008 and early 2009 as the credit crisis unfolded. The Citigroup World Government Bond Index non-U.S* rose by just over 2.0% in local currency terms over the period, implying a capital loss as coupon income was eroded. The best performing markets were Poland and the Eurozone. Mexico was also a strong market over the period. Currency returns were again very volatile over the period with a marked dispersion across the globe. On average, foreign currencies were strong against the dollar, but this was led by significant gains for the commodity-linked currencies. Top of the class was the Australian dollar, up significantly in the 8 month period. The Canadian dollar also fared well.

Overall, in total return terms, the Citigroup World Government Bond Index non-U.S* rose 10.06% in U.S. dollar terms. The best performing market was Poland, followed by Australia. Conversely, the U.S. and Singapore fared the worst.

The overweight positions to the strong Australian, Mexican and Polish markets added to performance. The modest exposure to corporate bonds also added to performance, as credit spreads contracted over the period. These positions were partially offset by the underweight exposure to the strong Canadian and Eurozone markets.

Christopher Moth
David Wakefield
Mondrian Investment Partners Limited

LVIP Global Income Fund–1

LVIP Global Income Fund (continued)

Growth of $10,000 invested 5/4/09 through 12/31/2009

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $10,985 for the Service Class Shares and increased to $10,992 for the Standard Class Shares. For comparison look at how the Citigroup World Government Bond Index non-U.S* did over the same period. The same $10,000 investment would have increased to $11,006. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Period Ended
on investment	12/31/09

Standard Class Shares

Inception (5/4/09)	+9.92%

Service Class Shares

Inception (5/4/09)	+9.86%

*	The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure
     OF FUND EXPENSES
Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,077.10	0.75%	$3.93
Service Class Shares	1,000.00	1,077.00	1.00%	5.24

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Country Allocation and Credit Quality Breakdown
As of December 31, 2009

Percentage
Country	of Net Assets

Bonds	88.75%

Argentina	0.78%
Australia	4.74%
Austria	1.82%
Belgium	0.91%
Brazil	2.72%
Canada	0.85%
Finland	2.21%
France	2.30%
Germany	3.50%
Greece	0.94%
Hungary	0.76%
Indonesia	3.45%
Ireland	1.41%
Israel	1.57%
Italy	3.71%
Japan	6.13%
Malaysia	2.19%
Mexico	5.17%
Netherlands	2.28%
Norway	3.98%
Peru	0.12%
Poland	4.17%
Qatar	0.25%
Republic of Iraq	0.16%
Republic of Korea	8.15%
Republic of Lithuania	0.45%
Russia	1.65%
Slovenia	2.16%
South Africa	0.77%
Spain	2.16%
Supranational	9.04%
Sweden	5.53%
United Arab Emirates	0.26%
United Kingdom	1.38%
United States	0.17%
Venezuela	0.91%

Discount Note	2.05%

Short-Term Investment	13.58%

Total Value of Securities	104.38%

Liabilities Net of Receivables and Other Assets	(4.38%)

Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*

AAA	46.55%
AA	19.79%
A	20.95%
BBB	6.06%
BB	3.95%
B	1.20%
Not Rated	1.50%

Total	100.00%

*	Bond ratings are determined by independent, nationally recognized statistical rating organizations.

LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets
December 31, 2009

		Principal		Value
		Amount		(U.S. $)
	BONDS–88.75%
	Argentina–0.78%
•	Argentina Bonos 0.943% 8/3/12		3,420,000	$1,174,770

				1,174,770

	Australia–4.74%
	Australian Government
	5.25% 3/15/19	AUD	3,100,000	2,706,208
	6.00% 2/15/17	AUD	700,000	646,495
	New South Wales Treasury 5.50% 3/1/17	AUD	960,000	834,303
	Queensland Treasury
	6.00% 6/14/11	AUD	800,000	731,760
	6.00% 8/14/13	AUD	1,370,000	1,253,829
	6.00% 9/14/17	AUD	940,000	839,087
	#144A 7.125% 9/18/17	NZD	170,000	129,199

				7,140,881

	Austria–1.82%
	Republic of Austria
	3.50% 7/15/15	EUR	1,600,000	2,355,364
	5.50% 1/15/10	EUR	270,000	386,948

				2,742,312

	Belgium–0.91%
	Belgium Government 5.50% 3/28/28	EUR	840,000	1,364,925

				1,364,925

	Brazil–2.72%
	Brazil Notas do Tesouro Nacion Series B
	6.00% 5/15/11	BRL	55,000	59,565
	6.00% 5/15/15	BRL	1,095,000	1,146,618
	6.00% 5/15/45	BRL	500,000	508,529
	Series F 10.00% 1/1/12	BRL	1,635,000	908,951
	10.00% 1/1/17	BRL	3,000,000	1,480,004

				4,103,667

	Canada–0.85%
	Province of Ontario Canada 6.25% 6/16/15	NZD	1,750,000	1,285,160

				1,285,160

	Finland–2.21%
	Finnish Government 5.375% 7/4/13	EUR	2,100,000	3,335,919

				3,335,919

	France–2.30%
	Dexia Municipal Agency
	0.80% 5/21/12	JPY	50,000,000	525,586
	1.55% 10/31/13	JPY	150,000,000	1,595,597
	France Government Bond 4.25% 4/25/19	EUR	890,000	1,345,219

				3,466,402

	Germany–3.50%
	Bayerische Landesbank 1.40% 4/22/13	JPY	150,000,000	1,632,032
	Deutschland Republic
	3.75% 1/4/19	EUR	880,000	1,302,853
	6.25% 1/4/24	EUR	1,000,000	1,805,799
	KFW 4.66% 1/5/12	NOK	3,000,000	528,383

				5,269,067

	Greece–0.94%
	Hellenic Republic 4.60% 7/20/18	EUR	1,070,000	1,413,915

				1,413,915

	Hungary–0.76%
	Republic of Hungary
	3.875% 2/24/20	EUR	490,000	628,727
	5.75% 6/11/18	EUR	350,000	519,126

				1,147,853

	Indonesia–3.45%
	Indonesia Government
	10.00% 9/15/24	IDR	25,030,000,000	2,552,421
	10.00% 2/15/28	IDR	7,040,000,000	714,629
	12.80% 6/15/21	IDR	15,490,000,000	1,939,244

				5,206,294

	Ireland–1.41%
	Irish Government
	4.50% 10/18/18	EUR	1,500,000	2,132,728

				2,132,728

	Israel–1.57%
	Israel Government Bond-Shahar 7.00% 4/29/11	ILS	7,230,000	2,021,757
	Israel Treasury Bill 1.593% 10/6/10	ILS	1,345,000	348,583

				2,370,340

	Italy–3.71%
	Italy Buoni Poliennali Del Tesoro
	2.75% 6/15/10	EUR	1,000,000	1,445,139
	4.00% 2/1/37	EUR	1,100,000	1,401,349
	4.75% 2/1/13	EUR	970,000	1,489,901
	5.00% 2/1/12	EUR	820,000	1,250,219

				5,586,608

	Japan–6.13%
	Development Bank of Japan
	1.60% 6/20/14	JPY	70,000,000	787,754
	2.30% 3/19/26	JPY	70,000,000	780,962
	Japan Finance Organization for Municipalities 1.55% 2/21/12	JPY	100,000,000	1,101,548
	Japan Government 10 Yr Bonds
	1.20% 9/20/12	JPY	150,000,000	1,654,922

LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)
	BONDS (continued)
	Japan (continued)

	1.90% 12/20/10	JPY	100,000,000	$1,092,524
	Japan Government 20 Yr Bonds
	1.90% 3/22/21	JPY	190,000,000	2,135,462
	2.10% 9/20/24	JPY	150,000,000	1,680,102

				9,233,274

	Malaysia–2.19%
	Malaysia Government
	2.509% 8/27/12	MYR	4,000,000	1,153,776
	3.833% 9/28/11	MYR	7,200,000	2,147,404

				3,301,180

	Mexico–5.17%
	Mexican Bonos
	7.75% 12/14/17	MXN	19,000,000	1,447,066
	8.00% 12/19/13	MXN	32,000,000	252,207
	8.00% 12/17/15	MXN	11,700,000	910,636
	8.00% 12/7/23	MXN	40,500,000	2,995,962
	10.00% 12/5/24	MXN	12,500,000	1,097,658
	10.00% 11/20/36	MXN	12,500,000	1,090,136

				7,793,665

	Netherlands–2.28%
	Bank Nederlandse Gemeenten
	1.85% 11/7/16	JPY	85,000,000	950,176
•	ING Bank 6.125% 5/29/23	EUR	200,000	296,369
	Netherlands Government
	3.75% 7/15/14	EUR	25,000	37,742
	7.50% 1/15/23	EUR	1,100,000	2,153,385

				3,437,672

	Norway–3.98%
	Eksportfinans 1.80% 6/21/10	JPY	290,000,000	3,129,034
	Norwegian Government 6.00% 5/16/11	NOK	15,830,000	2,861,866

				5,990,900

	Peru–0.12%
	Peru B Soberano 8.60% 8/12/17	PEN	430,000	182,024

				182,024

	Poland–4.17%
	Poland Government Bonds
	4.25% 5/24/11	PLN	240,000	83,313
	4.75% 4/25/12	PLN	4,390,000	1,520,957
	5.25% 10/25/17	PLN	7,300,000	2,408,798
	5.75% 4/25/14	PLN	1,450,000	507,033
	5.75% 9/23/22	PLN	1,700,000	565,405
	6.25% 10/24/15	PLN	1,300,000	459,596
	Poland Government International Bond 6.375% 7/15/19		680,000	739,624

				6,284,726

	Qatar–0.25%
#	Qatar Government International Bond 144A 6.55% 4/9/19		340,000	379,950

				379,950

	Republic of Iraq–0.16%
#	Republic of Iraq 144A 5.80% 1/15/28		320,000	248,000

				248,000

	Republic of Korea–8.15%
	Export-Import Bank of Korea 8.125% 1/21/14		170,000	197,524
	Korea Development Bank 8.00% 1/23/14		170,000	196,078
	Korea Treasury Bonds
	4.00% 6/10/12	KRW	4,690,000,000	3,986,890
	4.75% 12/10/11	KRW	3,850,000,000	3,328,293
	5.25% 3/10/13	KRW	2,500,000,000	2,193,562
	5.75% 12/10/10	KRW	2,500,000,000	2,189,420
	Republic of Korea 7.125% 4/16/19		170,000	195,272

				12,287,039

	Republic of Lithuania–0.45%
#	Republic of Lithuania 144A 6.75% 1/15/15		660,000	675,256

				675,256

	Russia–1.65%
#	Russian-Eurobond 144A 7.50% 3/31/30		2,190,200	2,480,402

				2,480,402

	Slovenia–2.16%
	Republic of Slovenia 4.375% 2/6/19	EUR	2,200,000	3,248,686

				3,248,686

	South Africa–0.77%
	South Africa Government International Bond
	4.50% 4/5/16	EUR	150,000	217,700
	5.25% 5/16/13	EUR	130,000	194,490
	6.875% 5/27/19		660,000	744,150

				1,156,340

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)
	BONDS (continued)

	Spain–2.16%
	Instituto de Credito Oficial 1.50% 9/20/12	JPY	295,000,000	$3,250,870

				3,250,870

	Supranational–9.04%
	Asian Development Bank 2.35% 6/21/27	JPY	290,000,000	3,233,290
	Corporation Andina de Fomento 8.125% 6/4/19		270,000	313,037
	European Investment Bank
	1.40% 6/20/17	JPY	300,000,000	3,307,395
	5.375% 7/16/12	NOK	3,000,000	544,638
	Inter-American Development Bank 6.25% 6/22/16	NZD	700,000	513,600
	International Bank for Reconstruction & Development 6.00% 11/9/16	AUD	2,900,000	2,558,700
	Nordic Investment Bank 1.70% 4/27/17	JPY	280,000,000	3,155,990

				13,626,650

	Sweden–5.53%
	Sweden Government
	3.00% 7/12/16	SEK	12,800,000	1,790,977
	5.25% 3/15/11	SEK	33,490,000	4,948,485
	4.25% 3/12/19	SEK	10,600,000	1,592,002

				8,331,464

	United Arab Emirates–0.26%
#	Emirate of Abu Dhabi 144A 6.75% 4/8/19		350,000	385,285

				385,285

	United Kingdom–1.38%
	HSBC Holdings 6.25% 3/19/18	EUR	200,000	319,135
•	Lloyds TSB Bank 5.625% 3/5/18	EUR	400,000	545,594
	Royal Bank of Scotland 5.375% 9/30/19	EUR	530,000	741,896
	Standard Chartered Bank 6.375% 9/26/17	EUR	200,000	301,416
•	Standard Life 6.375% 7/12/22	EUR	120,000	166,644

				2,074,685

	United States–0.17%
	Tulare, California Sewer Revenue (Taxable Build America Bonds)
	8.75% 11/15/44 (FSA)		115,000	115,281
•	Zurich Finance USA 4.50% 6/15/25	EUR	100,000	136,091

				251,372

	Venezuela–0.91%
	Petroleos de Venezuela 15.10% 7/10/11		770,000	627,550
	Venezuela Government International Bond
	5.375% 8/7/10		490,000	478,975
	10.75% 9/19/13		300,000	265,500

				1,372,025

	Total Bonds (Cost $129,112,971)			133,732,306

≠	DISCOUNT NOTE–2.05%
	Federal Home Loan Bank 0.001% 1/4/10		3,085,000	3,085,000

	Total Discount Note (Cost $3,085,000)			3,085,000

		Number of
		Shares
	SHORT-TERM INVESTMENT–13.58%
	Money Market Mutual Fund–13.58%
	Dreyfus Treasury & Agency Cash Management Fund		20,470,766	20,470,766

	Total Short-Term Investment (Cost $20,470,766)			20,470,766

LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–104.38% (Cost $152,668,737)	$157,288,072

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.38%)	(6,600,522)

NET ASSETS APPLICABLE TO 13,922,877 SHARES OUTSTANDING–100.00%	$150,687,550

NET ASSET VALUE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($91,670,935 / 8,475,098 Shares)	$10.817

NET ASSET VALUE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($59,016,615 / 5,447,779 Shares)	$10.833

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$145,431,200
Undistributed net investment income	678,093
Accumulated net realized gain on investments	116,036
Net unrealized appreciation of investments and foreign currencies	4,462,221

Total net assets	$150,687,550

Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CLP–Chilean Peso
CNY–Chinese Yuan
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR–Indonesian Rupiah
ILS–Israeli Shekel
INR–Indian Rupee
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysia Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PEN–Peruvian Sol
PHP–Philippine Peso
PLN–Polish Zloty
SEK–Swedish Krona
USD–United States Dollar

≠	The rate shown is the effective yield at the time of purchase.

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $4,298,092, which represented 2.85% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:
FSA–Insured by Financial Security Assurance
Yr–Year

LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Net Assets (continued)

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

			Unrealized
Contracts to			Appreciation
Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
AUD 297,048	USD (265,531)	1/5/10	$1,152
AUD (1,306,237)	USD 948,262	5/7/10	(208,921)
AUD 758,000	USD (660,975)	12/1/10	(5,541)
AUD 304,000	USD (266,608)	12/9/10	(3,986)
AUD 379,000	USD (330,564)	12/10/10	(3,188)
AUD 379,000	USD (330,715)	12/10/10	(3,339)
AUD 2,250,385	USD (1,900,000)	12/29/10	43,856
BRL 691,688	USD (343,440)	7/29/10	35,907
BRL 165,000	JPY (8,013,555)	8/17/10	3,750
BRL 122,000	JPY (5,874,300)	8/18/10	3,304
BRL 183,000	JPY (8,602,098)	8/19/10	7,184
BRL 122,000	JPY (5,700,206)	8/31/10	4,950
BRL 184,000	JPY (8,507,608)	9/2/10	8,378
BRL 275,000	JPY (12,822,507)	9/15/10	10,853
CLP 71,210,000	USD (142,193)	1/7/10	(1,805)
CLP 60,541,000	USD (120,862)	1/7/10	(1,508)
CLP 49,800,000	USD (99,516)	1/11/10	(1,315)
CLP 595,612,500	USD (1,050,000)	5/7/10	131,335
CLP 600,075,000	USD (1,050,000)	5/7/10	140,186
CLP 18,760,000	USD (37,899)	12/6/10	(575)
CLP 28,210,000	USD (56,875)	12/7/10	(749)
CLP 24,670,000	USD (49,763)	12/6/10	(680)
CLP 376,500,000	USD (750,000)	1/4/11	(763)
CNY 11,689,320	USD (1,740,000)	5/7/10	(25,152)
CNY 11,844,800	USD (1,760,000)	5/10/10	(22,256)
CNY 6,626,500	USD (1,000,000)	11/29/10	(21,706)
EUR (6,683,902)	GBP 6,055,000	1/29/10	215,451
EUR (650,340)	NOK 5,550,000	11/29/10	11,694
EUR (330,749)	NOK 2,828,000	11/29/10	6,862
EUR (105,507)	NOK 910,000	12/1/10	3,511
EUR (503,563)	PLN 2,120,000	1/4/11	2,328
EUR (915,344)	PLN 3,846,000	8/11/10	11,329
EUR 227,733	USD (326,751)	1/5/10	(720)
EUR (658,000)	USD 909,606	1/11/10	(32,406)
EUR (623,000)	USD 864,101	1/11/10	(27,804)
EUR (123,000)	USD 171,815	1/15/10	(4,274)
EUR (126,500)	USD 180,619	1/27/10	(478)
EUR (3,385,000)	USD 4,524,493	5/7/10	(320,275)
EUR (606,438)	USD 807,290	5/10/10	(60,663)
EUR (1,630,646)	USD 2,221,380	5/21/10	(112,375)
EUR (160,000)	USD 225,544	8/20/10	(3,355)
EUR (164,000)	USD 231,971	8/23/10	(2,646)
EUR (162,000)	USD 230,753	9/7/10	(985)
EUR (170,000)	USD 248,438	10/4/10	5,290
EUR (767,000)	USD 1,147,509	10/26/10	50,611
EUR (385,000)	USD 568,645	10/26/10	18,051
EUR (275,000)	USD 399,493	10/6/10	6,170
EUR (270,000)	USD 396,563	10/8/10	10,395
EUR (1,929,000)	USD 2,888,774	10/27/10	130,100
EUR (50,000)	USD 73,855	11/2/10	2,352

LVIP Global Income Fund–9

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

			Unrealized
Contracts to			Appreciation
Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
EUR (187,000)	USD 274,927	11/3/10	7,507
EUR (143,000)	USD 209,674	11/5/10	$5,178
EUR (390,000)	USD 583,596	11/27/10	25,855
EUR (875,000)	USD 1,304,188	11/29/10	53,061
EUR (758,000)	USD 1,083,546	1/4/11	(167)
IDR 9,999,269,231	USD (1,060,368)	1/5/10	(515)
ILS 448,000	USD (118,225)	8/17/10	(53)
ILS 45,000	USD (11,855)	8/19/10	(5)
ILS 448,000	USD (118,027)	8/19/10	(249)
ILS 171,900	USD (44,975)	8/20/10	292
ILS 293,400	USD (76,943)	8/23/10	318
INR 43,602,000	USD (860,000)	5/7/10	69,735
INR 44,962,800	USD (890,000)	5/10/10	68,491
INR 499,000	USD (9,980)	7/19/10	594
INR 499,000	USD (9,980)	7/20/10	593
INR 4,373,000	USD (87,565)	8/20/10	4,890
INR 3,790,000	USD (75,895)	8/23/10	4,217
INR 2,680,000	USD (53,707)	9/1/10	2,905
INR 22,824,000	USD (480,627)	10/26/10	(382)
INR 7,616,000	USD (160,202)	10/26/10	48
INR 11,346,000	USD (240,320)	10/27/10	(1,604)
INR 47,060,000	USD (1,000,000)	11/29/10	(12,195)
JPY 70,489,533	USD (763,949)	1/5/10	(6,586)
JPY (22,978,000)	USD 242,241	8/17/10	(5,300)
JPY (11,418,000)	USD 121,120	8/18/10	(1,888)
JPY (11,365,000)	USD 120,801	8/19/10	(1,640)
JPY (11,408,000)	USD 120,799	8/20/10	(2,109)
JPY (11,394,000)	USD 120,984	8/20/10	(1,773)
JPY (22,764,000)	USD 241,958	8/23/10	(3,317)
JPY (22,640,000)	USD 241,958	8/24/10	(1,988)
JPY (22,597,000)	USD 241,957	8/23/10	(1,518)
JPY (22,716,000)	USD 241,962	8/24/10	(2,802)
JPY (11,260,000)	USD 120,984	8/25/10	(345)
JPY (11,285,000)	USD 120,979	9/1/10	(643)
JPY (11,167,000)	USD 120,982	9/2/10	629
JPY (16,818,000)	USD 181,467	9/9/10	175
JPY (17,572,000)	USD 191,424	9/10/10	2,000
JPY (14,597,000)	USD 159,523	9/13/10	2,156
JPY (16,761,000)	USD 181,475	9/10/10	793
JPY (17,297,000)	USD 191,421	9/15/10	4,936
JPY (11,613,000)	USD 127,613	9/15/10	2,409
JPY (11,485,000)	USD 127,618	9/15/10	3,794
JPY (5,775,000)	USD 63,812	9/16/10	1,548
JPY (17,226,000)	USD 191,421	9/16/10	5,697
JPY (11,549,000)	USD 127,613	9/21/10	3,079
JPY (5,726,000)	USD 63,807	9/21/10	2,063
JPY (11,158,000)	USD 123,300	9/24/10	2,972
JPY (1,110,000)	USD 12,335	9/27/10	364
JPY (3,492,000)	USD 38,814	9/2810	1,153
JPY (5,819,000)	USD 64,663	9/29/10	1,902
JPY (5,392,769)	USD 59,600	11/8/10	1,374
JPY (5,297,000)	USD 59,146	11/10/10	1,951

LVIP Global Income Fund–10

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

			Unrealized
Contracts to			Appreciation
Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
JPY (12,889,000)	USD 143,842	11/12/10	$4,664
JPY (5,370,800)	USD 59,990	11/12/10	1,994
JPY (29,985,000)	USD 334,747	11/15/10	10,937
JPY (14,973,000)	USD 167,371	11/16/10	5,672
JPY (7,218,000)	USD 80,338	11/16/10	2,388
JPY (29,897,000)	USD 334,744	11/17/10	11,866
JPY (11,961,000)	USD 133,897	11/17/10	4,722
JPY (7,824,000)	USD 87,031	11/17/10	2,534
JPY (41,691,000)	USD 468,642	11/18/10	18,381
JPY (32,332,000)	USD 364,870	11/29/10	15,581
JPY (47,109,000)	USD 535,599	11/2910	26,672
JPY (105,000,000)	USD 1,154,534	10/26/10	21,060
JPY (11,693,000)	USD 133,902	11/29/10	7,581
JPY (28,991,000)	USD 334,742	12/1/10	21,530
JPY (24,520,467)	USD 268,569	12/10/10	3,591
JPY (24,430,094)	USD 268,569	12/28/10	4,561
JPY (24,468,902)	USD 268,569	12/28/10	4,113
MYR 2,582,456	USD (752,026)	1/5/10	2,031
MYR 3,697,050	USD (1,050,000)	5/7/10	24,212
MYR 3,723,300	USD (1,050,000)	5/10/10	31,717
MYR 7,320,600	USD (2,100,000)	6/4/10	24,830
MYR 8,939,040	USD (2,640,000)	11/30/10	(58,096)
MYR 2,542,566	USD (740,000)	1/4/11	(5,996)
NZD (1,990,451)	USD 1,131,173	5/10/10	(298,556)
NZD (745,925)	USD 433,904	5/11/10	(101,843)
NZD (323,850)	USD 225,847	6/1/10	(6,335)
NZD (245,431)	USD 173,188	6/2/10	(2,756)
NZD (80,992)	USD 57,100	6/2/10	(962)
NZD (4,154,912)	USD 2,733,101	8/9/10	(226,135)
NZD (72,383)	USD 47,589	8/9/10	(3,964)
NZD (71,557)	USD 47,153	8/9/10	(3,812)
NZD (71,682)	USD 47,607	8/11/10	(3,437)
NZD (337,731)	USD 220,606	8/12/10	(19,861)
NZD (330,013)	USD 217,604	8/24/10	(17,079)
NZD (328,000)	USD 219,268	8/27/10	(13,912)
PHP 16,040,000	USD (343,827)	1/13/10	566
PHP 2,265,000	USD (48,752)	1/15/10	(132)
PHP 3,971,000	USD (85,306)	1/15/10	(67)
PHP 5,656,000	USD (121,881)	1/19/10	(531)
PHP 1,417,000	USD (30,467)	1/19/10	(65)
PHP 11,696,000	USD (242,136)	10/4/10	2,594
PHP 7,760,000	USD (161,435)	10/5/10	926
PHP 7,762,000	USD (161,437)	10/5/10	965
PHP 2,050,000	USD (43,049)	10/6/10	(161)
PHP 6,370,000	USD (134,524)	10/7/10	(1,265)
PHP 2,543,000	USD (53,808)	10/8/10	(612)
PHP 2,550,000	USD (53,816)	10/8/10	(474)
PHP 5,097,000	USD (107,613)	10/8/10	(993)
PHP 5,107,000	USD (107,621)	10/8/10	(792)
PHP 1,518,000	USD (32,291)	10/12/10	(546)
PHP 2,531,000	USD 53,817)	10/1310	(891)
PHP 7,297,000	USD (155,771)	10/13/10	(3,184)

LVIP Global Income Fund–11

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

			Unrealized
Contracts to			Appreciation
Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
PHP 857,000	USD (18,273)	10/15/10	$(355)
PHP 2,847,000	USD (60,936)	10/18/10	(1,424)
PHP 1,434,000	USD (30,459)	10/19/10	(485)
PHP 2,879,000	USD (60,931)	10/21/10	(763)
PHP 5,734,000	USD (121,870)	10/21/10	(2,036)
PHP 2,949,000	USD (61,915)	10/25/10	(302)
PHP 5,895,000	USD (123,845)	10/25/10	(681)
PHP 8,851,000	USD (185,750)	10/25/10	(827)
PHP 7,654,000	USD (160,991)	10/26/10	(1,088)
PHP 2,366,000	USD (49,539)	10/28/10	(117)
PLN 3,129,923	USD (1,086,968)	1/5/10	3,924
PLN 4,423,066	USD (1,479,781)	7/29/10	40,573
SEK 1,309,000	USD (166,169)	6/28/10	16,870
SEK 16,164,286	USD (2,188,503)	7/29/10	72,120
SEK 1,311,000	USD (164,519)	6/29/10	18,802

			$(137,424)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Global Income Fund–12

LVIP Global Income Fund
Statement of Operations
May 4, 2009* to December 31, 2009

INVESTMENT INCOME:
Interest	$2,434,970
Foreign tax withheld	(36,723)

2,398,247

EXPENSES:
Management fees	428,079
Custodian fees	41,096
Accounting and administration expenses	35,689
Professional fees	32,341
Distribution expenses-Service Class	30,624
Reports and statements to shareholders	3,622
Trustees’ fees	1,357
Other	11,034

583,842
Less expenses waived/reimbursed	(57,838)

Total operating expenses	526,004

NET INVESTMENT INCOME	1,872,243

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	116,036
Foreign currencies	942,954

Net realized gain	1,058,990
Net change in unrealized appreciation/depreciation of investments and foreign currencies	4,462,221

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	5,521,211

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,393,454

*	Date of commencement of operations

See accompanying notes

LVIP Global Income Fund
Statement of Changes in Net Assets

5/4/09*
to
12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,872,243
Net realized gain on investments and foreign currencies	1,058,990
Net change in unrealized appreciation/depreciation of investments and foreign currencies	4,462,221

Net increase in net assets resulting from operations	7,393,454

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,464,176)
Service Class	(672,928)

(2,137,104)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	95,139,840
Service Class	61,871,036
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,464,176
Service Class	672,928

159,147,980

Cost of shares repurchased:
Standard Class	(10,577,898)
Service Class	(3,138,882)

(13,716,780)

Increase in net assets derived from capital share transactions	145,431,200

NET INCREASE IN NET ASSETS	150,687,550
NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $678,093)	$150,687,550

*	Date of commencement of operations.

See accompanying notes

LVIP Global Income Fund–13

LVIP Global Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Global Income Fund
	Standard Class	Service Class
	5/4/09[1]	5/4/09[1]
	to	to
	12/31/09	12/31/09

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.205	0.187
Net realized and unrealized gain on investments and foreign currencies	0.789	0.801

Total from investment operations	0.994	0.988

Less dividends and distributions from:
Net investment income	(0.177)	(0.155)

Total dividends and distributions	(0.177)	(0.155)

Net asset value, end of period	$10.817	$10.833

Total return[3]	9.92%	9.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,671	$59,017
Ratio of expenses to average net assets	0.75%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	1.09%
Ratio of net investment income to average net assets	2.88%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.79%	2.54%
Portfolio turnover	49%	49%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Global Income Fund–14

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Global Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at the published net asset value. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes– No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for the open tax year ended December 31, 2009 and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period ended December 31, 2009.

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisors, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive 0.05% of its advisory fee for the Fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one year terms unless the adviser provides written notice of termination to the Fund.

LVIP Global Income Fund–15

LVIP Global Income Fund
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to reimburse the Fund to the extent that the total annual fund operating expenses (excluding distribution fees) exceed 0.75% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Mondrian Investment Partners Ltd. (Mondrian) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian at an annual rate of 0.30% of Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (Franklin), is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin at an annual rate of 0.30% of Franklin’s managed portion of the Fund’s average daily net assets.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the period ended December 31, 2009, the Fund was charged $1,652 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $3,354 and $7,555, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$68,378
Fees payable to DSC	307
Distribution fees payable to LFD	11,099

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the period May 4, 2009 through December 31, 2009, the Fund made purchases of $152,706,488 and sales of $28,955,064 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $152,668,955. At December 31, 2009, net unrealized appreciation was $4,619,117, of which $5,732,550 related to unrealized appreciation of investments and $1,113,433 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Global Income Fund–16

LVIP Global Income Fund
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Corporate Debt	$–	$2,507,146	$–	$2,507,146
Foreign Debt	–	123,279,078	7,482,218	130,761,296
Municipal Bonds	–	115,281	–	115,281
Short-Term	20,470,766	3,085,000	348,583	23,904,349

Total	$20,470,766	$128,986,505	$7,830,801	$157,288,072

Foreign Currency Exchange Contracts	$–	$(137,424)	$–	$(137,424)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Foreign
	Debt	Short-Term	Total Fund

Balance as of 5/4/09	$–	$–	$–
Purchases	8,061,391	355,276	8,416,667
Sales	(958,510)	–	(958,510)
Net realized gain	74,651	–	74,651
Transfers out of Level 3	(659,678)	–	(659,678)
Net change in unrealized appreciation/depreciation	964,364	(6,693)	957,671

Balance as of 12/31/09	$7,482,218	$348,583	$7,830,801

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$964,364	$(6,693)	$957,671

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period ended December 31, 2009 was as follows:

5/4/09*
to
12/31/09

Ordinary income	$2,137,104

5. Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$145,431,200
Undistributed ordinary income	830,651
Post-October currency losses	(229,738)
Other temporary differences	(350,849)
Unrealized appreciation of investments and foreign currencies	5,006,286

Net assets	$150,687,550

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles and mark-to-market of foreign currency exchange contracts.

LVIP Global Income Fund–17

LVIP Global Income Fund
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Post-October losses represent losses realized on foreign currency transactions from November 1, 2009 through December 31, 2009 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period May 4, 2009 through December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$942,954	$(942,954)

6.	Capital Shares
Transactions in capital shares were as follows:

Period
5/4/09* to
12/31/09

Shares sold:
Standard Class	9,362,516
Service Class	5,675,778
Shares issued upon reinvestment of dividends and distributions:
Standard Class	133,580
Service Class	61,286

15,233,160

Shares repurchased:
Standard Class	(1,020,998)
Service Class	(289,285)

(1,310,283)

Net increase	13,922,877

*	Date of commencement of operations

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Global Income Fund–18

LVIP Global Income Fund
Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standards & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 4. 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 4, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Global Income Fund–20

LVIP Global Income Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $36,723. The gross foreign income earned during the fiscal year 2009 by the Fund was $1,874,877.

LVIP Global Income Fund–21

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President,Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Global Income Fund–22

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June  30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund–23

Janus Capital Appreciation Fund

LVIP Janus Capital
Appreciation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Janus Capital Appreciation Fund

LVIP Janus Capital Appreciation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Janus Capital Appreciation Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 38.53% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 1000® Growth Index*, returned 37.21%.

Equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the rest of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, growth-style indices outperformed value indices, as information technology was easily the best performing sector within the Russell 1000® Growth Index, followed distantly by telecommunication services. Consumer staples and utilities were relative laggards. Commodities were strongly higher during the year, led by industrials metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

The Fund’s outperformance during the year was largely driven by stock selection within consumer staples and telecommunication services. Weak performing selections within health care and consumer discretionary weighed on relative results, as did our modest underweight in information technology. We added some less economically sensitive names that we believe can perform well under a range of macroeconomic outcomes. Based on our bottom-up fundamental research, the Fund was overweight financials and energy, while underweight consumer discretionary sectors, technology and health care. We continue to focus on companies that don’t require a strong cyclical rebound to generate solid results.

Anheuser-Busch InBev, the world’s largest brewer, continued to de-lever its balance sheet and benefit from a number of operational efficiencies and market share gains. The stock has been a strong performer for the portfolio and we continue to like the company’s long-term prospects and strong brands. However, we have trimmed our number of shares significantly to manage the exposure as the stock has outperformed.

Apple Inc. remained a top performer for the portfolio as the company continues to gain share in the PC space and remains a key player in the smart phone market with its iPhone. The product cycle has been robust and customers seem to be centering much of their digital lives on Apple products. We like the company’s durable franchise, long-term growth prospects, and multiple ways to win in various economic environments. Wireless tower company Crown Castle International also performed well during the year. We believe the company will continue to benefit from wireless carriers’ need to improve their networks given the demands generated by high data usage by smart phones. We like Crown’s relatively stable and historically predictable cash flows and its strong position in a market characterized by high barriers to entry.

UnitedHealth Group Inc., a managed care company, was negatively impacted for most of the year by the health-care debate in Washington D.C., which hurt the entire group. While we think the company can add a lot of value in a world of more consumer directed health care, we trimmed our position throughout the year and continue to monitor the legislative developments.

A difficult credit environment provided a negative backdrop for electric utility company AES Corp. earlier in the year. During the period, investors generally shied away from companies with leverage on their balance sheet. While AES has historically earned returns above its cost of capital, we decided to exit the position in favor of opportunities with better risk/reward profiles.

Casino owner MGM Mirage was negatively impacted by its leveraged balance sheet during a time of tight credit and declining fundamentals in the gaming industry. We exited our position in the first quarter of 2009 as weakening conditions in Las Vegas and balance sheet concerns led us to re-consider our investment thesis.

The market’s continued strength during the latter part of the year was largely fueled by improving economic conditions and generally better-than-expected corporate earnings reports. Despite many indices closing near the highs of the year, the sustainability of this rally, the U.S. economic recovery, and the improving corporate earnings picture remain uncertain. While we do not invest based on a macroeconomic forecast, there are a number of factors we are watching that could provide clues to the pace of future economic growth. We think the continued healing and overall health of the financial system remain critical given the implications this has for credit availability and business and consumer spending. The Federal Reserve’s (Fed) exit strategy from quantitative easing and loose monetary policy, as well as the ballooning fiscal budget deficit and rising sovereign debt represent structural challenges for the economy. We think the Fed has a difficult task in determining when to unwind its support for the housing market and the financial system without spurring an increase in inflation or negatively impacting economic growth.

Given this uncertainty, we are focusing on investments we think can weather a potentially bumpy path from here and have proven their ability to generate value over the long term. These include companies we believe will grow with or outgrow their end markets through organic market share gains or by acquiring weaker franchises. While the portfolio is not immune to adverse economic conditions, we think focusing on investments that have multiple ways to win over the longer term will help us successfully navigate this uncertain period.

Thank you for your investment; we look forward to partnering with you in the years to come.

Jonathan Coleman
Dan Riff
Janus Capital Management LLC

LVIP Janus Capital Appreciation Fund–1

LVIP Janus Capital Appreciation Fund
2009 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Janus Capital Appreciation Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,166. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have decreased to $6,658. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+38.53%

Five Years	+2.44%

Ten Years	−3.28%

Service Class Shares

One Year	+38.17%

Five Years	+2.18%

Inception (5/15/03)	+5.19%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Janus Capital Appreciation Fund–2

LVIP Janus Capital Appreciation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,244.80	0.75%	$4.24
Service Class Shares	1,000.00	1,243.20	1.00%	5.65

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Janus Capital Appreciation Fund–3

LVIP Janus Capital Appreciation Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.79%

Aerospace & Defense	2.38%
Air Freight & Logistics	2.18%
Beverages	6.75%
Biotechnology	4.37%
Capital Markets	3.10%
Chemicals	2.76%
Commercial Banks	0.58%
Communications Equipment	7.24%
Computers & Peripherals	7.84%
Diversified Financial Services	2.16%
Electrical Equipment	0.94%
Electronic Equipment, Instruments & Components	1.01%
Food & Staples Retailing	3.69%
Health Care Equipment & Supplies	3.52%
Health Care Providers & Services	0.64%
Hotels, Restaurants & Leisure	1.47%
Household Products	2.48%
Independent Power Producers & Energy Traders	0.64%
Industrial Conglomerates	1.34%
Insurance	2.01%
Internet Software & Services	4.93%
IT Services	0.91%
Machinery	1.92%
Media	0.93%
Metals & Mining	0.52%
Oil, Gas & Consumable Fuels	9.46%
Paper & Forest Products	0.88%
Pharmaceuticals	2.45%
Road & Rail	1.42%
Semiconductors & Semiconductor Equipment	4.64%
Software	5.15%
Specialty Retail	1.43%
Textiles, Apparel & Furniture	0.62%
Tobacco	0.46%
Wireless Telecommunication Services	3.97%

Short-Term Investment	3.39%

Total Value of Securities	100.18%

Liabilities Net of Receivables and Other Assets	(0.18%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Anheuser-Busch InBev	5.20%
Apple	4.58%
Crown Castle International	3.97%
Cisco Systems	3.69%
EOG Resources	3.36%
Occidental Petroleum	3.36%
International Business Machines	3.26%
Celgene	2.91%
Oracle	2.85%
Google Class A	2.14%

Total	35.32%

LVIP Janus Capital Appreciation Fund–4

LVIP Janus Capital Appreciation Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.79%
	Aerospace & Defense–2.38%
	Northrop Grumman	26,045	$1,454,613
	Precision Castparts	53,115	5,861,240
	United Technologies	26,665	1,850,818

			9,166,671

	Air Freight & Logistics–2.18%
	Expeditors International Washington	88,620	3,077,773
	Robinson (C.H.) Worldwide	43,730	2,568,263
	United Parcel Service Class B	47,795	2,741,999

			8,388,035

	Beverages–6.75%
±	Anheuser-Busch InBev (Belgium)	387,352	20,025,545
±*†	Anheuser-Busch InBev VVPR Strip (Belgium)	437,656	3,133
	Coca Cola	67,675	3,857,475
±	Diageo (United Kingdom)	119,806	2,091,381

			25,977,534

	Biotechnology–4.37%
†	Celgene	201,265	11,206,435
†	Gilead Sciences	129,745	5,615,364

			16,821,799

	Capital Markets–3.10%
	Goldman Sachs Group	41,955	7,083,682
	T. Rowe Price Group	90,815	4,835,899

			11,919,581

	Chemicals–2.76%
	Monsanto	23,945	1,957,504
	Potash (Canada)	33,650	3,651,025
	Praxair	62,250	4,999,297

			10,607,826

	Commercial Banks–0.58%
	ICICI Bank ADR (India)	58,699	2,213,539

			2,213,539

	Communications Equipment–7.24%
†	Cisco Systems	592,865	14,193,188
	Corning	161,895	3,126,192
†	Motorola	218,510	1,695,638
	QUALCOMM	130,490	6,036,467
†	Research in Motion (Canada)	41,570	2,807,638

			27,859,123

	Computers & Peripherals–7.84%
†	Apple	83,653	17,639,072
	International Business Machines	95,800	12,540,220

			30,179,292

	Diversified Financial Services–2.16%
	Bank of America	81,102	1,221,396
•	Bank of America	96,130	1,434,260
	JPMorgan Chase	135,915	5,663,578

			8,319,234

	Electrical Equipment–0.94%
	Emerson Electric	84,715	3,608,859

			3,608,859

	Electronic Equipment, Instruments & Components–1.01%
	Amphenol Class A	84,135	3,885,354

			3,885,354

	Food & Staples Retailing–3.69%
	CVS Caremark	198,499	6,393,653
±†	Tesco (United Kingdom)	1,130,325	7,793,348

			14,187,001

	Health Care Equipment & Supplies–3.52%
	Baxter International	60,015	3,521,680
	Covidien (Ireland)	160,940	7,707,416
†	St. Jude Medical	63,397	2,331,742

			13,560,838

	Health Care Providers & Services–0.64%
	UnitedHealth Group	80,150	2,442,972

			2,442,972

	Hotels, Restaurants & Leisure–1.47%
±	Crown (Australia)	408,422	2,922,389
	McDonald’s	43,526	2,717,763

			5,640,152

	Household Products–2.48%
	Colgate-Palmolive	63,595	5,224,329
	Kimberly-Clark	19,315	1,230,559
±	Reckitt Benckiser Group (United Kingdom)	57,114	3,093,407

			9,548,295

	Independent Power Producers & Energy Traders–0.64%
†	NRG Energy	104,995	2,478,932

			2,478,932

	Industrial Conglomerates–1.34%
	Tyco International (Switzerland)	144,455	5,154,154

			5,154,154

	Insurance–2.01%
	ACE (Switerland)	62,030	3,126,312
†	Berkshire Hathaway Class B	1,405	4,616,830

			7,743,142

LVIP Janus Capital Appreciation Fund–5

LVIP Janus Capital Appreciation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Internet Software & Services–4.93%
†	eBay	263,350	$6,199,259
†	Google Class A	13,270	8,227,134
†	Yahoo	270,574	4,540,232

			18,966,625

	IT Services–0.91%
†	Amdocs (United Kingdom)	122,885	3,505,909

			3,505,909

	Machinery–1.92%
	Danaher	72,165	5,426,808
	Illinois Tool Works	41,055	1,970,229

			7,397,037

	Media–0.93%
	CBS Class B	255,615	3,591,391

			3,591,391

	Metals & Mining–0.52%
	Newmont Mining	42,735	2,021,793

			2,021,793

	Oil, Gas & Consumable Fuels–9.46%
	Apache	26,065	2,689,126
	EOG Resources	133,020	12,942,847
	Occidental Petroleum	158,955	12,930,990
	Petroleo Brasileiro ADR (Brazil)	107,016	4,536,408
	XTO Energy	71,500	3,326,895

			36,426,266

	Paper & Forest Products–0.88%
	Weyerhaeuser	78,585	3,390,157

			3,390,157

	Pharmaceuticals–2.45%
	Bristol-Myers Squibb	137,860	3,480,965
±	Roche Holding (Switzerland)	34,921	5,966,173

			9,447,138

	Road & Rail–1.42%
	Canadian National Railway (Canada)	100,910	5,485,468

			5,485,468

	Semiconductors & Semiconductor Equipment–4.64%
	KLA-Tencor	156,551	5,660,884
†	Marvell Technology Group (Bermuda)	347,025	7,200,769
±	Taiwan Semiconductor Manufacturing (Taiwan)	1,815,507	3,658,536
	Texas Instruments	51,824	1,350,533

			17,870,722

	Software–5.15%
	Microsoft	189,965	5,792,033
	Oracle	446,415	10,955,024
†	Symantec	171,120	3,061,337

			19,808,394

	Specialty Retail–1.43%
	Home Depot	189,660	5,486,864

			5,486,864

	Textiles, Apparel & Furniture–0.62%
±	Adidas (Germany)	43,648	2,371,708

			2,371,708

	Tobacco–0.46%
	Altria Group	89,665	1,760,124

			1,760,124

	Wireless Telecommunication Services–3.97%
†	Crown Castle International	391,340	15,277,914

			15,277,914

	Total Common Stock (Cost $307,036,374)		372,509,843

	SHORT-TERM INVESTMENT–3.39%
	Money Market Mutual Fund–3.39%
	Dreyfus Treasury & Agency Cash Management Fund	13,052,900	13,052,900

	Total Short-Term Investment (Cost $13,052,900)		13,052,900

LVIP Janus Capital Appreciation Fund–6

LVIP Janus Capital Appreciation Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.18% (Cost $320,089,274)	$385,562,743
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.18%)	(674,761)

NET ASSETS APPLICABLE TO 19,810,699 SHARES OUTSTANDING–100.00%	$384,887,982

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND STANDARD CLASS ($327,324,153 / 16,830,180 Shares)	$19.449

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND SERVICE CLASS ($57,563,829 / 2,980,519 Shares)	$19.313

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$564,011,294
Accumulated net investment loss	(946,731)
Accumulated net realized loss on investments	(244,592,983)
Net unrealized appreciation of investments and foreign currencies	66,416,402

Total net assets	$384,887,982

†	Non income producing security.

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $47,925,620, which represented 12.45% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

•	Common Stock Unit

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
CHF–Swiss Franc
EUR–European Monetary Unit
GBP–British Pound Sterling
VVPR Strip–dividend Coupon
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

Contracts					Unrealized
to Receive (Deliver)		In Exchange For		Settlement Date	Appreciation
AUD	(480,000)	USD	433,877	2/4/10	$4,286
AUD	(500,000)	USD	456,900	1/14/10	8,437
AUD	(1,235,000)	USD	1,142,938	1/21/10	36,049
CHF	(3,000,000)	USD	2,924,504	1/21/10	26,821
EUR	(53,497)	USD	76,698	1/4/10	110
EUR	(1,100,000)	USD	1,622,764	2/4/10	48,035
EUR	(3,800,000)	USD	5,732,300	1/14/10	292,133
EUR	(5,800,000)	USD	8,687,356	1/21/10	384,027
GBP	(880,000)	USD	1,449,585	1/14/10	27,494
GBP	(1,235,000)	USD	2,074,195	1/21/10	78,503
GBP	(2,945,000)	USD	4,795,550	2/4/10	37,000
GBP	104,981	USD	(167,033)	1/4/10	2,628
GBP	138,651	USD	(222,756)	1/5/10	1,318

					$946,841

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Janus Capital Appreciation Fund–7

LVIP Janus Capital Appreciation Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$4,328,210
Interest	6,752
Foreign tax withheld	(165,706)

4,169,256

EXPENSES:
Management fees	2,409,631
Accounting and administration expenses	148,969
Distribution expenses—Service Class	98,131
Reports and statements to shareholders	93,619
Custodian fees	31,453
Professional fees	25,012
Trustees’ fees	10,415
Other	16,595

2,833,825
Less expense waived/reimbursed	(313,117)

Total operating expenses	2,520,708

NET INVESTMENT INCOME	1,648,548

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(60,400,803)
Foreign currencies	(2,984,223)

Net realized loss	(63,385,026)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	169,145,207

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	105,760,181

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,408,729

See accompanying notes

LVIP Janus Capital Appreciation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,648,548	$2,504,968
Net realized loss on investments and foreign currencies	(63,385,026)	(23,588,071)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	169,145,207	(188,318,925)

Net increase (decrease) in net assets resulting from operations	107,408,729	(209,402,028)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,389,910)	(2,589,104)
Service Class	(372,646)	(166,592)

	(2,762,556)	(2,755,696)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,850,416	8,856,390
Service Class	30,776,251	22,210,204
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	2,389,910	2,589,104
Service Class	372,646	166,592

	39,389,223	33,822,290

Cost of shares repurchased:
Standard Class	(36,640,255)	(58,236,472)
Service Class	(13,532,267)	(15,512,337)

	(50,172,522)	(73,748,809)

Decrease in net assets derived from capital share transactions	(10,783,299)	(39,926,519)

NET INCREASE (DECREASE) IN NET ASSETS	93,862,874	(252,084,243)
NET ASSETS:
Beginning of year	291,025,108	543,109,351

End of year (including undistributed net investment income (accumulated net investment loss) of $(946,731) and $2,359,970, respectively)	$384,887,982	$291,025,108

See accompanying notes

LVIP Janus Capital Appreciation Fund–8

LVIP Janus Capital Appreciation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Standard Class
			Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$14.150	$24.169	$20.116	$18.376	$17.680

Income (loss) from investment operations:
Net investment income[1]	0.087	0.121	0.095	0.051	0.038
Net realized and unrealized gain (loss) on investments and foreign currencies	5.351	(10.000)	4.019	1.725	0.704

Total from investment operations	5.438	(9.879)	4.114	1.776	0.742

Less dividends and distributions from:
Net investment income	(0.139)	(0.140)	(0.061)	(0.036)	(0.046)

Total dividends and distributions	(0.139)	(0.140)	(0.061)	(0.036)	(0.046)

Net asset value, end of period	$19.449	$14.150	$24.169	$20.116	$18.376

Total return[2]	38.53%	(40.82% )	20.42%	9.67%	4.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$327,324	$264,563	$506,900	$488,232	$544,301
Ratio of expenses to average net assets	0.75%	0.71%	0.69%	0.70%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.85%	0.85%	0.82%	0.83%	0.83%
Ratio of net investment income to average net assets	0.55%	0.61%	0.43%	0.27%	0.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.45%	0.47%	0.30%	0.14%	0.12%
Portfolio turnover	52%	68%	123%	99%	85%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Janus Capital Appreciation Fund–9

LVIP Janus Capital Appreciation Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Service Class
			Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06		12/31/05

Net asset value, beginning of period	$14.087	$24.036	$20.014	$18.294		$17.608

Income (loss) from investment operations:
Net investment income (loss)[1]	0.047	0.072	0.040	0.004		(0.006)
Net realized and unrealized gain (loss) on investments and foreign currencies	5.319	(9.931)	3.996	1.716		0.700

Total from investment operations	5.366	(9.859)	4.036	1.720		0.694

Less dividends and distributions from:
Net investment income	(0.140)	(0.090)	(0.014)	—		(0.008)

Total dividends and distributions	(0.140)	(0.090)	(0.014)	—		(0.008)

Net asset value, end of period	$19.313	$14.087	$24.036	$20.014		$18.294

Total return[2]	38.17%	(40.97% )	20.11%	9.40%		3.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,564	$26,462	$36,209	$16,903		$12,378
Ratio of expenses to average net assets	1.00%	0.96%	0.94%	0.95%		0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%	1.10%	1.07%	1.08%		1.08%
Ratio of net investment income (loss) to average net assets	0.30%	0.36%	0.18%	0.02%		(0.03% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.20%	0.22%	0.05%	(0.11%	)	(0.13% )
Portfolio turnover	52%	68%	123%	99%		85%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Janus Capital Appreciation Fund–10

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Janus Capital Appreciation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term capital growth of capital in a manner consistent with the preservation of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $18,372 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Janus Capital Appreciation Fund–11

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million. Effective May 1, 2009, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the Fund. Prior to May 1, 2009, LIAC contractually agreed to waive 0.15% on the first $100 million of average daily net assets of the Fund; 0.10% on the next $150 million; 0.15% on the next $250 million; 0.10% on the next $250 million; 0.15% on the next $750 million; and 0.20% of average daily net assets in excess of $1.5 billion. This agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Janus Capital Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% for the first $250 million of the Fund’s average daily net assets; 0.35% of the next $500 million; 0.30% of the next $750 million and 0.25% of the average daily net assets of the Fund in excess of $1.5 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $8,038 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $21,451 and $6,950, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$215,704
Fees payable to DSC	805
Distribution fees payable to LFD	11,872

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $160,298,641 and sales of $174,842,899 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $323,664,062. At December 31, 2009, net unrealized appreciation was $61,898,681, of which $72,769,106 related to unrealized appreciation of investments and $10,870,425 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Janus Capital Appreciation Fund–12

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$324,584,223	$47,925,620	$372,509,843
Short-Term	13,052,900	—	13,052,900

Total	$337,637,123	$47,925,620	$385,562,743

Foreign Currency Exchange Contracts	$—	$946,841	$946,841

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$2,762,556	$2,755,696

In addition, the Fund declared an ordinary income consent dividend of $557,034 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$564,011,294
Capital loss carryforwards	(241,018,195)
Unrealized appreciation of investments and foreign currencies	61,894,883

Net assets	$384,887,982

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, net operating losses, partnership interest, gain (loss) on foreign currency transactions and capital loss carryforward expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated Net	Paid-in
Investment Loss	Realized Loss	Capital

$(2,192,693)	$13,898,054	$(11,705,361)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $10,899,003 expired in 2009. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $123,927,079 expires in 2010, $29,942,002 expires in 2011, $13,513,584 expires in 2016 and $73,635,530 expires in 2017.

LVIP Janus Capital Appreciation Fund–13

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	355,088	449,553
Service Class	1,920,258	1,126,659
Shares issued upon reinvestment of dividends and distributions:
Standard Class	134,182	192,241
Service Class	21,053	12,422

	2,430,581	1,780,875

Shares repurchased:
Standard Class	(2,356,221)	(2,917,455)
Service Class	(839,349)	(766,978)

	(3,195,570)	(3,684,433)

Net decrease	(764,989)	(1,903,558)

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Janus Capital Appreciation Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Janus Capital Appreciation Fund

We have audited the accompanying statement of net assets of the LVIP Janus Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Janus Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Janus Capital Appreciation Fund–15

LVIP Janus Capital Appreciation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	54.53%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Janus Capital Appreciation Fund–16

LVIP Janus Capital Appreciation Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Janus

In considering the renewal of the sub-advisory agreement between LIAC and Janus Capital Management LLC (Janus) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Janus under the sub-advisory agreement. The Board considered the services provided by Janus, the portfolio managers and research team, research enhancements and trading and compliance resources that Janus uses. They also reviewed information provided regarding portfolio manager compensation, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap growth funds and the Russell 2000 Growth Index and noted that the Fund’s performance was above the average of its Lipper performance group for the three year and five year periods, and within range of the average for the one year period. The Board concluded that the services provided by Janus were acceptable.

The Board considered the sub-advisory fee schedule under the sub-advisory agreement, which includes breakpoints, and reviewed the fee rates charged to other funds managed by Janus and considered Janus’ representation that the fee schedule was in line with its standard pricing terms. The Board noted that the fee was in the range of the Lipper contractual sub-adviser fees expense group, and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered the information provided by Janus, and that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Janus, an unaffiliated third party, and that LIAC compensates Janus from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by Janus as to any additional benefits it receives and noted that Janus has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Janus and that some Janus funds are available in various Lincoln Life products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Janus Capital Appreciation Fund–17

Approval of Investment Management Agreement with LIAC (continued)

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office and		Complex
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank;
Fort Wayne, IN 46802 YOB: 1942					Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Janus Capital Appreciation Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Approval of Investment Management Agreement with LIAC (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office and		Complex
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Janus Capital Appreciation Fund–19

LVIP Marsico International Growth Fund

LVIP Marsico International
Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Marsico International Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Country and Sector Allocations and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Other Fund Information	17
Officer/Trustee Information	19

LVIP Marsico International Growth Fund
2009 Annual Report Commentary

Managed by:

The LVIP Marsico International Growth Fund returned 35.85% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the MSCI EAFE Index*, returned 32.46%.

Equities posted strong gains for the 12-month period ending December 31, 2009, as global economic growth prospects brightened. International markets opened 2009 with sharp losses, reflecting the deepening credit crisis, disappointing corporate earnings, and a contracting global economy that put downward pressure on equities. Starting in early March, however, global markets rallied through the end of the year, due in part to an unprecedented, coordinated global policy response that was responsible for shoring-upthe world’s financial system and providing a growth catalyst to the global economy.

International equities in developed markets, as measured by the MSCI EAFE Index*, posted a strong return for calendar year 2009. From a Global Industry Classification Standard (GICS) economic sector perspective, strong performance was widespread. All ten GICS sectors in the MCSI EAFE Index* had positive returns, the strongest being materials, financials, consumer discretionary, and energy. All sectors showed double-digit returns except utilities.

Stock selection had a positive impact on the Fund’s performance versus the benchmark. The Fund’s positions in the energy sector posted a strong aggregate return, with positions in Brazil-based exploration and production company Petroleo Brasileiro S.A. and deep water drilling company Transocean Ltd. among the top individual contributors in the period.

Stock selection in the financials sector added significantly to performance. Positions in Switzerland-based Credit Suisse Group AG emerged as the largest individual contributor for the Fund in 2009. Positions in Brazil-Based Itau Unibanco Holding S.A., India-based ICICI Bank Ltd., Singapore-based real estate development company CapitaLand Ltd., Paris-based BNP Paribas S.A. and Spain-based financial services company Banco Bilbao Viscaya Argentaria S.A. added to results.

In the consumer staples sector, stock selection enhanced performance as a position in Belgium-based brewer Anheuser-Busch InBev was a material contributor.

Select holdings and positioning in the information technology sector enhanced returns in the period. An overweight in the semiconductor & semiconductor manufacturing industry proved advantageous. Positions in Taiwan Semiconductor Manufacturing Co. Ltd., Netherlands-based ASML Holding N.V., and Germany-based Infineon Technologies AG helped results. At December 31, 2009, the Fund no longer held a position on Taiwan Semiconductor Manufacturing Co. Ltd.

Collectively, the returns of the Fund’s holdings in the consumer discretionary sector outpaced the sector return in the benchmark, thereby adding to performance results. Positions in Brazilian homebuilder Gafisa S.A. and auto manufacturers Daimler AG in Germany and Honda Motor Co. Ltd. in Japan were sources of outperformance.

The Fund benefited from abstaining from investment in the weakest-performing sector of the benchmark index, utilities.

Currency fluctuations may at times affect the Fund’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. Such fluctuations had a material, negative impact on the Fund’s performance during the reporting period. In particular, an underweighted posture to Australia and the United Kingdom, whose home currencies appreciated significantly versus the dollar, hampered results.

As the benchmark index gained in the period, the Fund incurred an opportunity cost to performance results by maintaining approximately 6.2% in average net assets in cash and cash equivalents in the period. By year-end, cash and cash equivalents declined to approximately 3.1%.

While the Fund’s holdings in the materials sector in aggregate gained during the period, they fell short of the return for the sector in the benchmark index, thereby negatively impacting performance.

As of December 31, 2009, the Fund’s largest country allocations included Switzerland, Germany, Brazil, Japan and Hong Kong. The Fund’s sector allocations emphasized financials, consumer discretionary, materials, industrials, and health care.

Evidence suggests that international equities have brighter prospects in 2010 than their U.S. counterparts, particularly in certain emerging markets such as China, Brazil and India. Consumer and business confidence in these countries continues to far outpace optimism in the U.S. and many other developed economies, in large part because the housing crisis contagion that hurt many regions has mostly been avoided. Money growth, healing credit markets, low interest rates, and positively-sloped yield curves are additional constructive factors with respect to an improved global financial and economic outlook. With that as a backdrop, the Fund is tilted towards global growth in general, the emerging market consumer in particular, and has a greater degree of economic sensitivity embedded in it as compared to a year ago. The combination of lower interest rates and attractive valuations of “growth” equities, coupled with the prospect of reduced investor risk aversion, may, over time, provide a favorable environment for faster growing, unique companies that Marsico Capital Management seeks to hold in the Fund.

James G. Gendelman
Marsico Capital Management, LLC

LVIP Marsico International Growth Fund–1

LVIP Marsico International Growth Fund
2009 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Marsico International Growth Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,638. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $11,697. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+35.85%

Five Years	+4.37%

Ten Years	−1.45%

Service Class Shares

One Year	+35.51%

Inception (4/30/07)	−8.23%

*	The MSCI EAFE Index measures performance of securities in Europe, Australasia, and the Far East.

LVIP Marsico International Growth Fund–2

LVIP Marsico International Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,191.60	1.04%	$5.74
Service Class Shares	1,000.00	1,190.20	1.29%	7.12

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Marsico International Growth Fund–3

LVIP Marsico International Growth Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Percentage
Country	of Net Assets

Common Stock	96.79%

Australia	1.59%
Belgium	2.86%
Brazil	10.37%
Canada	0.99%
China	3.21%
Denmark	4.01%
France	5.61%
Germany	11.44%
Hong Kong	4.57%
India	3.55%
Ireland	1.04%
Israel	1.26%
Italy	1.53%
Japan	8.15%
Mexico	1.53%
Netherlands	2.74%
Singapore	1.97%
Spain	5.37%
Switzerland	14.91%
Taiwan	1.64%
United Kingdom	8.45%

Rights	0.00%

Short-Term Investment	4.77%

Total Value of Securities	101.56%

Liabilities Net of Receivables and Other Assets	(1.56%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Daimler	3.74%
HSBC Holdings	3.48%
BASF	3.46%
Telefonica	3.42%
Credit Suisse Group	3.16%
Transocean	3.04%
Anheuser-Busch InBev	2.86%
Novartis	2.49%
Marubeni	2.16%
Novo Nordisk Class B	2.12%

Total	29.93%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Automobiles	6.25%
Beverages	2.86%
Biotechnology	2.02%
Building Products	0.97%
Capital Markets	4.86%
Chemicals	7.73%
Commercial Banks	10.51%
Communications Equipment	0.50%
Construction Materials	1.53%
Distributors	0.51%
Diversified Telecommunication Services	3.43%
Electrical Equipment	6.03%
Electronic Equipment & Instruments	1.63%
Energy Equipment & Services	3.04%
Food & Staples Retailing	3.37%
Food Products	2.42%
Health Care Equipment & Supplies	1.04%
Hotels, Restaurants & Leisure	2.47%
Household Durables	4.01%
Internet Software & Services	1.58%
Media	0.47%
Metals & Mining	2.58%
Oil, Gas & Consumable Fuels	5.83%
Pharmaceuticals	5.87%
Real Estate Management & Development	5.46%
Road & Rail	0.49%
Semiconductors & Semiconductor Equipment	3.38%
Software	2.31%
Specialty Retail	0.97%
Trading Companies & Distributors	2.67%

Total	96.79%

LVIP Marsico International Growth Fund–4

LVIP Marsico International Growth Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.79%Δ
	Australia–1.59%
±	CSLF	149,464	$4,346,339

			4,346,339

	Belgium–2.86%
±	Anheuser-Busch InBev	151,689	7,842,105

			7,842,105

	Brazil–10.37%
	Cyrela Brazil Realty	289,400	4,067,871
	Gafisa	251,970	4,082,406
	Itau Unibanco Holding ADR	125,169	2,858,860
	JBS	307,400	1,643,699
	OGX Petroleo e Gas Participacoes	520,000	5,101,550
	PDG Realty Empreendimentos e Participacoes	266,300	2,650,777
	Petroleo Brasileiro ADR	82,311	3,924,588
	Vale ADR	140,400	4,075,812

			28,405,563

	Canada–0.99%
	Canadian National Railway	24,760	1,345,954
†	Research in Motion	20,326	1,372,818

			2,718,772

	China–3.21% ■
†	Baidu ADR	6,261	2,574,711
†	Ctrip.com International ADR	35,900	2,579,774
†	Longtop Financial Technologies ADR	50,895	1,884,133
±	Tencent Holdings	80,700	1,745,289

			8,783,907

	Denmark–4.01%
±	Novo Nordisk Class B	90,939	5,797,492
±	Novozymes B Shares	14,995	1,557,840
±†	Vestas Wind Systems	59,385	3,610,413

			10,965,745

	France–5.61%
±	Accor	28,947	1,581,942
±	Alstom	67,628	4,723,356
±	BNP Paribas	33,077	2,620,127
±	Publicis Groupe	31,736	1,288,681
±	Schneider Electric	44,391	5,154,621

			15,368,727

	Germany–11.44%
±	BASF	152,372	9,478,592
±	Daimler	192,957	10,247,436
±†	Infineon Technologies	815,198	4,529,250
±	Metro	66,333	4,077,138
±	ThyssenKrupp	79,257	2,995,790

			31,328,206

	Hong Kong–4.57% ■
±	Chaoda Modern Agriculture Holdings	54,000	57,480
±	Cheung Kong Holdings	431,000	5,538,213
±	China Resources Enterprise	386,000	1,402,238
±	CNOOC	1,720,800	2,680,803
±	Esprit Holdings	8,817	58,502
±	Hang Lung Properties	348,000	1,364,229
±	Noble Group	610,000	1,398,940

			12,500,405

	India–3.55%
	ICICI Bank ADR	145,145	5,473,418
†#	Reliance Industries GDR 144A	89,800	4,252,030

			9,725,448

	Ireland–1.04%
	Covidien	59,200	2,835,088

			2,835,088

	Israel–1.26%
	Teva Pharmaceutical Industries ADR	61,604	3,460,913

			3,460,913

	Italy–1.53%
±†	Fiat	286,952	4,193,680

			4,193,680

	Japan–8.15%
±	Daikin Industries	67,348	2,661,775
±	Daiwa Securities Group	537,000	2,704,270
±	FamilyMart	84,800	2,505,044
±	Honda Motor	78,500	2,665,120
±	Marubeni	1,069,000	5,908,940
±	Mizuho Financial Group	1,604,400	2,887,056
±	Nintendo	6,700	1,601,240
±	Sumco	78,300	1,384,484

			22,317,929

	Mexico–1.53%
	Cemex ADR	355,393	4,200,745

			4,200,745

	Netherlands–2.74%
±	Akzo Nobel	62,954	4,169,257
±	ASML Holding	98,075	3,344,022

			7,513,279

	Singapore–1.97%
±	CapitaLand	1,822,000	5,404,113

			5,404,113

	Spain–5.37%
±	Banco Bilbao Vizcaya Argentaria	148,642	2,705,415
±†	Inditex	41,779	2,605,746
±	Telefonica	335,496	9,377,772

			14,688,933

LVIP Marsico International Growth Fund–5

LVIP Marsico International Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Switzerland–14.91%
±†	ABB	156,788	$3,018,282
±†	Actelion	22,133	1,180,991
±	Credit Suisse Group	174,930	8,657,901
±	Julius Baer Group	55,376	1,945,607
±	Lonza Group	45,727	3,218,769
±	Nestle	101,316	4,912,485
±	Novartis	124,967	6,817,763
±	Syngenta	9,755	2,752,229
†	Transocean	100,634	8,332,494

			40,836,521

	Taiwan–1.64%
±	HON HAI Precision Industry	957,000	4,474,860

			4,474,860

	United Kingdom–8.45%
±†	Autonomy	116,602	2,833,279
±	Compass Group	361,369	2,598,122
±	HSBC Holdings	834,249	9,529,722
±	Reckitt Benckiser Group	52,033	2,818,210
±	Standard Chartered	107,854	2,711,501
±	Tesco	382,989	2,640,627

			23,131,461

	Total Common Stock (Cost $229,801,339)		265,042,739

	RIGHTS–0.00% Δ
	Brazil–0.00%
@=	JBS	441	0

	Total Rights (Cost $0)		0

	SHORT-TERM INVESTMENT–4.77%
	Money Market Mutual Fund–4.77%
	Dreyfus Treasury & Agency Cash Management Fund	13,050,282	13,050,282

	Total Short-Term Investment (Cost $13,050,282)		13,050,282

TOTAL VALUE OF SECURITIES–101.56% (Cost $242,851,621)	278,093,021

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.56%)	(4,274,337)

NET ASSETS APPLICABLE TO 24,583,563 SHARES OUTSTANDING–100.00%	$273,818,684

NET ASSET VALUE–LVIP MARSICO INTERNATIONAL GROWTH FUND STANDARD CLASS ($217,756,191 / 19,556,267 Shares)	$11.135

NET ASSET VALUE–LVIP MARSICO INTERNATIONAL GROWTH FUND SERVICE CLASS ($56,062,493 / 5,027,296 Shares)	$11.152

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$323,274,135
Distributions in excess of net investment income	(68,409)
Accumulated net realized loss on investments	(84,640,574)
Net unrealized appreciation of investments and foreign currencies	35,253,532

Total net assets	$273,818,684

†	Non income producing security.

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $4,252,030, which represented 1.55% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $198,325,098, which represented 72.43% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $0 which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

LVIP Marsico International Growth Fund–6

LVIP Marsico International Growth Fund
Statement of Net Assets (continued)

Summary of Abbreviations:
ADR–American Depositary Receipts
CHF–Swiss Franc
DKK–Danish Kroner
EUR–European Monetary Unit
GBP–British Pound Sterling
GDR–Global Depositary Receipts
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

CHF	195,448	USD	(188,647)	1/4/10	$114
DKK	(675,007)	USD	130,472	1/4/10	624
DKK	594,775	USD	(114,755)	1/5/10	(342)
EUR	441,788	USD	(634,505)	1/4/10	(2,023)
EUR	633,256	USD	(907,773)	1/4/10	(1,177)
EUR	130,015	USD	(186,730)	1/5/10	(596)
EUR	444,268	USD	(636,860)	1/5/10	(829)
EUR	34,556	USD	(49,682)	1/6/10	(210)
GBP	148,057	USD	(235,526)	1/4/10	3,750

					$(689)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Marsico International Growth Fund–7

LVIP Marsico International Growth Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$4,846,603
Interest	12,709
Foreign tax withheld	(435,834)

4,423,478

EXPENSES:
Management fees	2,085,419
Custodian fees	140,939
Accounting and administration expenses	105,438
Distribution expenses-Service Class	92,083
Reports and statements to shareholders	30,092
Professional fees	24,148
Trustees’ fees	7,287
Other	15,214

2,500,620
Less expenses waived/reimbursed	(40,987)

Total operating expenses	2,459,633

NET INVESTMENT INCOME	1,963,845

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(15,202,513)
Foreign currencies	(194,060)

Net realized loss	(15,396,573)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	84,041,432

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,644,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,608,704

See accompanying notes

LVIP Marsico International Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,963,845	$2,778,391
Net realized loss on investments and foreign currencies	(15,396,573)	(69,340,595)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	84,041,432	(73,739,954)

Net increase (decrease) in net assets resulting from operations	70,608,704	(140,302,158)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,725,229)	(2,860,251)
Service Class	(306,024)	(312,497)
Net realized gain on investments:
Standard Class	—	(18,066,622)
Service Class	—	(3,153,851)

	(2,031,253)	(24,393,221)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	45,369,893	95,880,426
Service Class	35,438,057	42,736,069
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,725,229	20,926,867
Service Class	306,024	3,466,348

	82,839,203	163,009,710

Cost of shares repurchased:
Standard Class	(58,422,162)	(13,714,021)
Service Class	(14,964,287)	(20,211,445)

	(73,386,449)	(33,925,466)

Increase in net assets derived from capital share transactions	9,452,754	129,084,244

NET INCREASE (DECREASE) IN NET ASSETS	78,030,205	(35,611,135)
NET ASSETS:
Beginning of year	195,788,479	231,399,614

End of year (including undistributed (distributions in excess of) net investment income of $(68,409) and $125,634, respectively)	$273,818,684	$195,788,479

See accompanying notes

LVIP Marsico International Growth Fund–8

LVIP Marsico International Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Marsico International Growth Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.263	$18.071	$15.102	$12.190	$10.263

Income (loss) from investment operations:
Net investment income[2]	0.086	0.170	0.224	0.059	0.040
Net realized and unrealized gain (loss) on investments and foreign currencies	2.875	(8.554)	2.875	2.862	1.943

Total from investment operations	2.961	(8.384)	3.099	2.921	1.983

Less dividends and distributions from:
Net investment income	(0.089)	(0.155)	(0.130)	(0.009)	(0.056)
Net realized gain	—	(1.269)	—	—	—

Total dividends and distributions	(0.089)	(1.424)	(0.130)	(0.009)	(0.056)

Net asset value, end of period	$11.135	$8.263	$18.071	$15.102	$12.190

Total return[3]	35.85%	(48.94% )	20.55%	23.97%	19.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,756	$171,362	$209,614	$137,535	$50,762
Ratio of expenses to average net assets	1.04%	1.00%[4]	1.03%	1.12%	1.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.06%	1.05%	1.04%	1.12%	1.22%
Ratio of net investment income to average net assets	0.90%	1.29%	1.35%	0.44%	0.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.88%	1.24%	1.34%	0.44%	0.27%
Portfolio turnover	118%	118%	108%	106%	159%

[1]	Effective April 30, 2007 the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007, and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.04%.

See accompanying notes

LVIP Marsico International Growth Fund–9

LVIP Marsico International Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Marsico International Growth Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$8.277	$18.066	$15.782

Income (loss) from investment operations:
Net investment income[2]	0.061	0.137	0.130
Net realized and unrealized gain (loss) on investments and foreign currencies	2.879	(8.541)	2.260

Total from investment operations	2.940	(8.404)	2.390

Less dividends and distributions from:
Net investment income	(0.065)	(0.116)	(0.106)
Net realized gain	—	(1.269)	—

Total dividends and distributions	(0.065)	(1.385)	(0.106)

Net asset value, end of period	$11.152	$8.277	$18.066

Total return[3]	35.51%	(49.07% )	15.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,063	$24,426	$21,786
Ratio of expenses to average net assets	1.29%	1.25% [5]	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.31%	1.30%	1.29%
Ratio of net investment income to average net assets	0.65%	1.04%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.63%	0.99%	1.13%
Portfolio turnover	118%	118%	108% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

[5]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.29%.

See accompanying notes

LVIP Marsico International Growth Fund–10

LVIP Marsico International Growth Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Marsico International Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2009.

LVIP Marsico International Growth Fund–11

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund; 0.95% on the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Marsico Capital Management, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $300 million of the Fund’s average daily net assets; 0.45% on the next $100 million; 0.40% on the next $600 million; and 0.35% of the Fund’s average daily net assets in excess of $1 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $5,705 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $15,072 and $4,798, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$207,324
Fees payable to DSC	575
Distribution fees payable to LFD	11,526

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $268,967,284 and sales of $249,910,653 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $257,246,429. At December 31, 2009, net unrealized appreciation was $20,846,592, of which $31,612,235 related to unrealized appreciation of investments and $10,765,643 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Marsico International Growth Fund–12

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$66,717,641	$198,325,098	$265,042,739
Short-Term	13,050,282	—	13,050,282

Total	$79,767,923	$198,325,098	$278,093,021

Foreign Currency Exchange Contracts	$—	$(689)	$(689)

As a result of utilizing fair value pricing at December 31, 2009, the majority of the Fund was categorized as Level 2 in the fair value hierarchy.

There were Level 3 securities at the beginning of the year, but not at the end.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock

Balance as of 12/31/08	$2,172,946
Net change in unrealized appreciation/depreciation	1,033,218
Purchases	4,116,089
Transfers out of Level 3	(7,322,253)

Balance as of 12/31/09	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$—

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$2,031,253	$15,922,418
Long-term capital gain	—	8,470,803

Total	$2,031,253	$24,393,221

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$323,274,135
Undistributed ordinary income	1,059,143
Post-October losses	(1,472,968)
Post-October currency losses	(5,137)
Capital loss carryforwards	(69,895,006)
Unrealized appreciation of investments and foreign currencies	20,858,517

Net assets	$273,818,684

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency contracts, tax recognition of unrealized gain on investments in passive foreign investment companies (PFICs) and tax treatment of foreign capital gain taxes.

LVIP Marsico International Growth Fund–13

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of foreign capital gain taxes and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Distributions in Excess of	Accumulated
Net Investment Income	Realized Loss

$(126,635)	$126,635

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $45,471,091 expires in 2016 and $24,423,915 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	4,917,474	8,415,833
Service Class	3,610,313	2,938,058
Shares issued upon reinvestment of dividends and distributions:
Standard Class	156,553	1,724,090
Service Class	27,729	277,899

	8,712,069	13,355,880

Shares repurchased:
Standard Class	(6,255,939)	(1,000,987)
Service Class	(1,561,685)	(1,470,911)

	(7,817,624)	(2,471,898)

Net increase	894,445	10,883,982

7. Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities. Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of

LVIP Marsico International Growth Fund–14

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

8. Market Risk (continued)

them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Marsico International Growth Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Marsico International Growth Fund

We have audited the accompanying statement of net assets of the LVIP Marsico International Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Marsico International Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Marsico International Growth Fund–16

LVIP Marsico International Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	5.06%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $258,890. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2009 was $4,808,222.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Marsico International Growth Fund–17

LVIP Marsico International Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Marsico

In considering the renewal of the sub-advisory agreement between LIAC and Marsico Capital Management (Marsico) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Marsico under the sub-advisory agreement. The Board reviewed the services provided by Marsico, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Marsico. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of international growth funds and the MSCI EAFE ND Index and noted that the Fund’s performance was above the average of the Lipper performance group for the three year period, and slightly below the average of the Lipper peer group for the one year and five year periods. The Board considered management’s statement that performance is monitored closely. The Board concluded that the services provided by Marsico were satisfactory.

The Board considered the sub-advisory fee schedule, which includes breakpoints, and reviewed the fee rates charged to other funds managed by Marsico and considered Marsico’s representation that the fee schedule was generally in line with the fees applicable to Marsico’s other comparable sub-advised relationships. The Board noted that the fee was within range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Marsico, an unaffiliated third party, and that LIAC compensates Marsico from its fees. The Board reviewed materials provided by Marsico as to any additional benefits it receives and noted that Marsico has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Marsico.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Marsico International Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Marsico International Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Marsico International Growth Fund–20

LVIP MFS Value Fund

LVIP MFS Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP MFS Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP MFS Value Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 20.96% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 1000® Value Index*, returned 19.69%.

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth–emerging markets–also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Strong stock selection and an underweighted position in the energy sector boosted performance relative to the Russell 1000 Value Index. Consistent with this, an underweighted position in integrated oil and gas company Exxon Mobil was among the top relative contributors during the reporting period.

The portfolio’s overweighted position in the technology sector was another contributor to relative results. Holdings of strong-performing provider of computer products and services IBM and enterprise software products maker Oracle bolstered relative performance. An overweighted position in semiconductor company Intel also helped as this stock outperformed the benchmark.

An underweighted position in the utilities and communications sector was another positive factor. Positioning in telecommunications service provider Verizon aided results as this benchmark constituent underperformed the benchmark during the reporting period. At December 31, 2009, the Fund no longer held a position in Verizon.

Stock selection in the health care sector benefited relative results. No individual stocks within this sector were among the top contributors.

Elsewhere, not holding poor-performing diversified industrial conglomerate General Electric and financial services firm Citigroup strengthened relative performance. Holdings of strong-performing financial services firm Goldman Sachs and global supplier of glass, coatings, fiber glass, and chemicals PPG Industries were among the portfolio’s top contributors. The portfolio’s underweighted position in financial firm Wells Fargo also helped as this stock underperformed the benchmark during the reporting period.

During the reporting period, the portfolio’s currency exposure was also a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Stock selection in the autos and housing sector was the primary detractor from performance. Not holding auto manufacturer Ford Motor hurt as this stock significantly outperformed the benchmark during the reporting period.

Elsewhere, a holding of defense contractor Lockheed Martin was among the portfolio’s top detractors. An overweighted position in insurance company Allstate and not holding strong-performing precious metals company Freeport-McMoran and financial services firm Morgan Stanley hindered relative results. The timing of our transactions in financial services firm Bank of America dampened relative performance as the portfolio missed most of the positive price gains during the reporting period.

The portfolio’s cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Steven Gorham
Nevin Chitkara
MFS Investment Management

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2009 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,255. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $12,766. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+20.96%

Five Years	+2.65%

Ten Years	+3.61%

Service Class Shares

One Year	+20.67%

Inception (4/30/07)	−6.92%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,183.10	0.72%	$3.96
Service Class Shares	1,000.00	1,181.60	0.97%	5.33

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.82%

Aerospace & Defense	8.74%
Auto Components	0.30%
Beverages	2.38%
Capital Markets	7.04%
Chemicals	2.07%
Commercial Banks	2.93%
Commercial Services & Supplies	0.36%
Computers & Peripherals	1.97%
Diversified Consumer Services	0.17%
Diversified Financial Services	3.61%
Diversified Telecommunication Services	3.60%
Electric Utilities	1.91%
Energy Equipment & Services	0.73%
Food & Staples Retailing	2.40%
Food Products	3.89%
Health Care Equipment & Supplies	2.86%
Household Durables	0.70%
Household Products	1.38%
Industrial Conglomerates	1.07%
Insurance	7.19%
IT Services	2.50%
Leisure Equipment & Products	0.37%
Life Sciences Tools & Services	0.81%
Machinery	1.19%
Media	2.60%
Multi-Utilities	3.34%
Oil, Gas & Consumable Fuels	12.79%
Pharmaceuticals	8.25%
Road & Rail	0.29%
Semiconductors & Semiconductor Equipment	1.42%
Software	1.45%
Specialty Retail	2.05%
Textiles, Apparel & Luxury Goods	1.41%
Tobacco	3.29%
Trading Companies & Distributors	0.29%
Wireless Telecommunciation Services	1.47%

Short-Term Investment	0.05%

Discounted Commercial Paper	1.41%

Total Value of Securities	100.28%

Liabilities Net of Receivables and Other Assets	(0.28%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Lockheed Martin	4.25%
AT&T	3.61%
Philip Morris International	2.92%
Bank of New York Mellon	2.83%
JPMorgan Chase	2.63%
Goldman Sachs Group	2.47%
MetLife	2.46%
Northrop Grumman	2.45%
Total ADR	2.34%
Chevron	2.21%

Total	28.17%

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.82%
	Aerospace & Defense–8.74%
	Lockheed Martin	300,970	$22,678,090
	Northrop Grumman	234,060	13,072,251
	United Technologies	157,630	10,941,098

			46,691,439

	Auto Components–0.30%
	Johnson Controls	59,360	1,616,966

			1,616,966

	Beverages–2.38%
±	Diageo	426,180	7,439,568
	PepsiCo	86,930	5,285,344

			12,724,912

	Capital Markets–7.04%
	Bank of New York Mellon	541,400	15,142,958
	Goldman Sachs Group	78,270	13,215,107
	Northern Trust	38,960	2,041,504
	State Street	165,900	7,223,286

			37,622,855

	Chemicals–2.07%
	Air Products & Chemicals	52,510	4,256,461
	PPG Industries	116,100	6,796,494

			11,052,955

	Commercial Banks–2.93%
	PNC Financial Services Group	80,980	4,274,934
	Regions Financial	282,630	1,495,113
	Wells Fargo	366,110	9,881,309

			15,651,356

	Commercial Services & Supplies–0.36%
	Dun & Bradstreet	22,830	1,926,167

			1,926,167

	Computers & Peripherals–1.97%
	Hewlett Packard	37,120	1,912,051
	International Business Machines	65,720	8,602,748

			10,514,799

	Diversified Consumer Services–0.17%
†	Apollo Group Class A	14,810	897,190

			897,190

	Diversified Financial Services–3.61%
*	Bank of America	351,900	5,250,348
	JPMorgan Chase	336,630	14,027,372

			19,277,720

	Diversified Telecommunication Services–3.60%
	AT&T	687,010	19,256,890

			19,256,890

	Electric Utilities–1.91%
	Entergy	40,930	3,349,711
	FPL Group	54,900	2,899,818
	PPL	121,850	3,936,974

			10,186,503

	Energy Equipment & Services–0.73%
	National Oilwell Varco	88,930	3,920,924

			3,920,924

	Food & Staples Retailing–2.40%
	CVS Caremark	206,957	6,666,084
	Kroger	129,790	2,664,589
	Wal-Mart Stores	64,890	3,468,371

			12,799,044

	Food Products–3.89%
	Campbell Soup	31,250	1,056,250
	General Mills	43,990	3,114,932
	Kellogg	83,970	4,467,204
±	Nestle	203,521	9,868,074
	Smucker (J.M.)	36,567	2,258,012

			20,764,472

	Health Care Equipment & Supplies–2.86%
	Becton, Dickinson	64,860	5,114,860
	Medtronic	172,090	7,568,518
†	St. Jude Medical	70,100	2,578,278

			15,261,656

	Household Durables–0.70%
	Black & Decker	30,370	1,968,887
†	Pulte Homes	177,730	1,777,300

			3,746,187

	Household Products–1.38%
	Kimberly-Clark	27,250	1,736,098
	Procter & Gamble	93,125	5,646,168

			7,382,266

	Industrial Conglomerates–1.07%
	3M	68,990	5,703,403

			5,703,403

	Insurance–7.19%
	Allstate	316,300	9,501,652
	Aon	109,370	4,193,246
	Chubb	69,640	3,424,895
	MetLife	371,260	13,124,041
	Prudential Financial	60,600	3,015,456
	Travelers	103,560	5,163,502

			38,422,792

LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	IT Services–2.50%
	Accenture Class A	273,100	$11,333,650
	Western Union	107,340	2,023,359

			13,357,009

	Leisure Equipment & Products–0.37%
	Hasbro	62,490	2,003,429

			2,003,429

	Life Sciences Tools & Services–0.81%
†	Thermo Fisher Scientific	39,120	1,865,633
†	Waters	40,070	2,482,737

			4,348,370

	Machinery–1.19%
	Danaher	35,780	2,690,656
	Eaton	57,470	3,656,241

			6,346,897

	Media–2.60%
	Disney (Walt)	238,290	7,684,852
	Omnicom Group	158,010	6,186,092

			13,870,944

	Multi-Utilities–3.34%
	Dominion Resources	202,138	7,867,210
	PG&E	116,230	5,189,670
	Public Service Enterprise Group	143,680	4,777,360

			17,834,240

	Oil, Gas & Consumable Fuels–12.79%
	Apache	82,050	8,465,099
	Chevron	153,540	11,821,045
	ConocoPhillips	48,700	2,487,109
	Devon Energy	87,990	6,467,265
	EOG Resources	49,430	4,809,539
	Exxon Mobil	158,200	10,787,658
	Hess	117,880	7,131,740
	Occidental Petroleum	47,800	3,888,530
	Total ADR	194,970	12,485,879

			68,343,864

	Pharmaceuticals–8.25%
	Abbott Laboratories	180,480	9,744,115
±	GlaxoSmithkline	123,300	2,616,226
	Johnson & Johnson	176,830	11,389,621
	Merck	209,620	7,659,515
	Pfizer	583,155	10,607,589
±	Roche Holding	11,880	2,029,671

			44,046,737

	Road & Rail–0.29%
	Canadian National Railway	28,260	1,536,214

			1,536,214

	Semiconductors & Semiconductor Equipment–1.42%
	Intel	370,570	7,559,628

			7,559,628

	Software–1.45%
	Oracle	316,140	7,758,076

			7,758,076

	Specialty Retail–2.05%
	Advance Auto Parts	67,880	2,747,782
	Home Depot	34,300	992,299
	Sherwin-Williams	81,350	5,015,228
	Staples	89,500	2,200,805

			10,956,114

	Textiles, Apparel & Luxury Goods–1.41%
	NIKE Class B	113,860	7,522,730

			7,522,730

	Tobacco–3.29%
	Altria Group	57,100	1,120,873
	Lorillard	10,350	830,381
	Philip Morris International	323,740	15,601,030

			17,552,284

	Trading Companies & Distributors–0.29%
	Grainger (W.W.)	15,870	1,536,692

			1,536,692

	Wireless Telecommunication Services–1.47%
±	Vodafone Group	3,394,150	7,856,291

			7,856,291

	Total Common Stock (Cost $500,062,456)		527,850,015

	SHORT-TERM INVESTMENT–0.05%
	Money Market Mutual Fund–0.05%
	Dreyfus Treasury & Agency Cash Management Fund	281,563	281,563

	Total Short-Term Investment (Cost $281,563)		281,563

		Principal
		Amount
		(U.S. $)

≠	DISCOUNTED COMMERCIAL PAPER–1.41%
†	BNP Paribas Finance 0.02% 1/4/10	$7,532,000	7,531,987

	Total Commercial Paper (Cost $7,531,987)		7,531,987

LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.28% (Cost $507,876,006)	$535,663,565

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.28%)	(1,492,634)

NET ASSETS APPLICABLE TO 25,831,155 SHARES OUTSTANDING–100.00%	$534,170,931

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($297,396,102 / 14,383,676 Shares)	$20.676

NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($236,774,829 / 11,447,479 Shares)	$20.684

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$585,246,269
Undistributed net investment income	2,243,799
Accumulated net realized loss on investments	(81,105,250)
Net unrealized appreciation of investments and foreign currencies	27,786,113

Total net assets	$534,170,931

*	Common Stock Unit

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $29,809,830, which represented 5.58% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR–American Depositary Receipts
CHF–Swiss Franc
GBP–British Pound Sterling
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

Contracts					Unrealized
to Receive		In Exchange For		Settlement Date	Appreciation

CHF	61,007	USD	(58,845)	1/4/10	$75
GBP	51,084	USD	(81,313)	1/4/10	1,244

					$1,319

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$11,921,104
Interest	9,192
Foreign tax withheld	(121,291)

11,809,005

EXPENSES:
Management fees	2,727,322
Distribution expenses-Service Class	370,459
Accounting and administration expenses	193,240
Reports and statements to shareholders	38,947
Professional fees	27,768
Custodian fees	26,776
Trustees’ fees	13,322
Other	15,548

Total operating expenses	3,413,382

NET INVESTMENT INCOME	8,395,623

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(52,904,609)
Foreign currencies	355

Net realized loss	(52,904,254)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	130,931,706

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	78,027,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,423,075

See accompanying notes

LVIP MFS Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,395,623	$6,515,516
Net realized loss on investments and foreign currencies	(52,904,254)	(28,202,458)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	130,931,706	(111,159,377)

Net increase (decrease) in net assets resulting from operations	86,423,075	(132,846,319)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,754,594)	(3,759,654)
Service Class	(2,393,431)	(777,213)
Net realized gain on investments:
Standard Class	—	(6,155,135)
Service Class	—	(868,596)

	(6,148,025)	(11,560,598)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	57,623,836	117,519,018
Service Class	137,054,468	99,306,890
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,754,594	9,914,789
Service Class	2,393,431	1,645,808

	200,826,329	228,386,505

Cost of shares repurchased:
Standard Class	(95,537,515)	(18,633,987)
Service Class	(20,104,640)	(10,135,136)

	(115,642,155)	(28,769,123)

Increase in net assets derived from capital share transactions	85,184,174	199,617,382

NET INCREASE IN NET ASSETS	165,459,224	55,210,465
NET ASSETS:
Beginning of year	368,711,707	313,501,242

End of year (including undistributed net investment income of $2,243,799 and $1,962,221, respectively)	$534,170,931	$368,711,707

See accompanying notes

LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06[2]	12/31/05

Net asset value, beginning of period	$17.318	$26.422	$24.786	$22.837	$21.417

Income (loss) from investment operations:
Net investment income[3]	0.377	0.426	0.404	0.361	0.280
Net realized and unrealized gain (loss) on investments and foreign currencies	3.248	(8.858)	1.496	3.794	1.406

Total from investment operations	3.625	(8.432)	1.900	4.155	1.686

Less dividends and distributions from:
Net investment income	(0.267)	(0.236)	(0.264)	(0.286)	(0.266)
Net realized gain on investments	—	(0.436)	—	(1.920)	—

Total dividends and distributions	(0.267)	(0.672)	(0.264)	(2.206)	(0.266)

Net asset value, end of period	$20.676	$17.318	$26.422	$24.786	$22.837

Total return[4]	20.96%	(32.29% )	7.69%	19.66%	7.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$297,396	$284,601	$301,096	$109,129	$83,737
Ratio of expenses to average net assets	0.73%	0.74%	0.78%	0.78%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.73%	0.74%	0.78%	0.82%	0.82%
Ratio of net investment income to average net assets	2.09%	1.94%	1.53%	1.58%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.09%	1.94%	1.53%	1.54%	1.20%
Portfolio turnover	35%	35%	22%	164%	69%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$17.327	$26.416	$26.308

Income (loss) from investment operations:
Net investment income[2]	0.331	0.375	0.240
Net realized and unrealized gain (loss) on investments and foreign currencies	3.245	(8.848)	0.096

Total from investment operations	3.576	(8.473)	0.336

Less dividends and distributions from:
Net investment income	(0.219)	(0.180)	(0.228)
Net realized gain on investments	—	(0.436)	—

Total dividends and distributions	(0.219)	(0.616)	(0.228)

Net asset value, end of period	$20.684	$17.327	$26.416

Total return[3]	20.67%	(32.46% )	1.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236,775	$84,111	$12,405
Ratio of expenses to average net assets	0.98%	0.99%	1.02%
Ratio of net investment income to average net assets	1.84%	1.69%	1.33%
Portfolio turnover	35%	35%	22%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP MFS Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price of the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or new events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investments Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $55,782 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; and 0.60% of the Fund’s average daily net assets in excess of $200 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.80% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.375% of the first $250 million of the Fund’s average daily net assets; 0.35% of the next $250 million; and 0.325% of the Fund’s average daily net assets in excess of $500 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $10,488 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $27,622 and $8,294, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$285,354
Fees payable to DSC	1,115
Distribution fees payable to LFD	48,985

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $230,013,045 and sales of $142,952,015 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $531,966,407. At December 31, 2009, net unrealized appreciation was $3,697,158, of which $36,679,784 related to unrealized appreciation of investments and $32,982,626 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$498,040,185	$29,809,830	$527,850,015
Short-Term	281,563	7,531,987	7,813,550

Total	$498,321,748	$37,341,817	$535,663,565

Foreign Currency Exchange Contracts	$—	$1,319	$1,319

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$6,148,025	$9,711,071
Long-term capital gains	—	1,849,527

Total	$6,148,025	$11,560,598

In addition, the Fund declared an ordinary income consent dividend of $1,966,375 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$585,246,269
Undistributed ordinary income	2,245,118
Post-October losses	(919,714)
Capital loss carryforwards	(56,095,135)
Unrealized appreciation of investments and foreign currencies	3,694,393

Net assets	$534,170,931

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(1,966,020)	$(355)	$1,966,375

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $14,467,117 expires in 2016 and $41,628,018 expires in 2017.

LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	3,315,998	5,425,938
Service Class	7,624,055	4,772,665
Shares issued upon reinvestment of dividends and distributions:
Standard Class	185,650	488,133
Service Class	118,282	83,528

	11,243,985	10,770,264

Shares repurchased:
Standard Class	(5,552,037)	(875,808)
Service Class	(1,149,147)	(471,520)

	(6,701,184)	(1,347,328)

Net increase	4,542,801	9,422,936

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP MFS Value Fund–15

LVIP MFS Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0%	100%	100%	100%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP MFS Value Fund–16

LVIP MFS Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with MFS

In considering the renewal of the sub-advisory agreement between LIAC and Massachusetts Financial Services Company (MFS) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the sub-advisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap value funds’ and the Russell 1000 Value Index. The Board noted that the Fund’s relative performance over all periods reviewed compared to the average of the Lipper performance group and the benchmark index was good, that the Fund was in the top quintile of the Lipper performance group for each of the one year, three year and five year periods and concluded that the services provided by MFS were very good.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee was within range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding MFS’s estimated profitability from providing sub-advisory services to the Fund and noted that MFS’s estimated profitability with respect to the Fund was negative. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that Lincoln Life affiliated companies distribute some MFS products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP MFS Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP MFS Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4 LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund–19

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Mid-Cap Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Mid-Cap Value Fund
2009 Annual Report Commentary

Managed by:

The LVIP Mid-Cap Value Fund returned 42.44% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 2500tm Value Index*, returned 27.68%.

After a tumultuous start to the year, U.S. equities finished 2009 near their highs for the year and recorded a third consecutive quarter of gains. Throughout the year, extraordinary government measures helped to stabilize global economies and markets; as the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities.

The Fund’s outperformance was driven primarily by strong stock selection within financials, consumer staples, telecom & media, and information technology. Overall sector allocation, which is a fall-out from bottom up stock selection, also contributed to relative performance. In particular, our underweight position in financials and our overweight position in information technology and health care aided relative results.

Among the top contributors to relative performance were Virgin Media (telecom & media), TRW Automotive (consumer discretionary), and Marine Harvest (consumer staples). At the end of the period, we continued to hold Virgin Media and TRW Automotive, and had eliminated our position in Marine Harvest. The largest detractors from relative performance included Delta Air Lines (industrials), Kimco Realty (financials), and Smithfield Foods (consumer staples). We eliminated our positions in Kimco Realty and Smithfield Foods prior to the end of the period, but continued to hold Delta Air Lines.

Recent indicators point to even stronger near-term momentum in the economy than we anticipated. While we still think job growth will surprise positively, we have also seen strength in the Institute for Supply Management (ISM), more impact from fiscal stimulus, a lift in vehicle sales, and a decent finish to holiday retail sales. A shift in the inventory cycle from liquidation to modest accumulation will also have an outsized impact on Gross Domestic Product (GDP). The real question is sustainability, and we anticipate feeling more headwinds as we move past the next few quarters. Real consumer spending growth will be subdued, commercial real estate issues linger, growth in China might ease, and the Fed will have to begin to implement an exit strategy and a possible rate hike later this year. At the end of the period, the Fund was most overweight to the health care, materials, and information technology sectors, and most underweight financials and utilities relative to the benchmark.

James N. Mordy
Wellington Management Company, LLP

Growth of $10,000 invested 5/1/01 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,784. For comparison, look at how the Russell 2500 Value Index did over the same period. The same $10,000 investment would have grown to $18,169. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+42.44%

Five Years	+2.14%

Inception (5/1/01)	+5.41%

Service Class Shares

One Year	+42.09%

Inception (4/30/07)	−9.43%

*	The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,285.40	1.04%	$5.99
Service Class Shares	1,000.00	1,283.70	1.29%	7.43

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.47%

Aerospace & Defense	0.61%
Airlines	2.78%
Auto Components	0.77%
Biotechnology	0.40%
Capital Markets	5.45%
Chemicals	4.96%
Commercial Banks	2.23%
Communications Equipment	0.56%
Computers & Peripherals	0.44%
Construction & Engineering	0.86%
Containers & Packaging	3.71%
Diversified Financial Services	2.29%
Electric Utilities	2.25%
Electrical Equipment	2.21%
Electronic Equipment, Instruments, & Components	5.30%
Energy Equipment & Services	2.13%
Food Products	2.37%
Gas Utilities	1.02%
Health Care Providers & Services	3.96%
Hotels, Restaurants & Leisure	0.98%
Household Durables	3.05%
Industrial Conglomerates	0.92%
Insurance	9.82%
Leisure Equipment & Products	0.95%
Machinery	6.66%
Media	2.59%
Metals & Mining	2.14%
Multi-Utilities & Unregulated Power	3.11%
Oil, Gas & Consumable Fuels	4.93%
Paper & Forest Products	0.81%
Pharmaceuticals	4.27%
Professional Services	0.51%
Real Estate Investment Trusts	1.91%
Real Estate Management and Development	2.11%
Road & Rail	0.93%
Semiconductors & Semiconductor Equipment	4.58%
Software	0.97%
Specialty Retail	2.51%
Textiles, Apparel & Luxury Goods	1.20%
Thrift & Mortgage Finance	0.22%

Short-Term Investment	0.41%

Total Value of Securities	99.88%

Receivables and Other Assets Net of Liabilities	0.12%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Delta Air Lines	2.78%
Arrow Electronics	2.73%
Virgin Media	2.59%
Varian Semiconductor Equipment Associates	2.50%
Impax Laboratories	2.40%
PHH	2.29%
Reinsurance Group of America	2.15%
CIGNA	2.10%
Newfield Exploration	2.09%
Ameriprise Financial	1.97%

Total	23.60%

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.47%
	Aerospace & Defense–0.61%
†	Teledyne Technologies	11,500	$441,140

			441,140

	Airlines–2.78%
†	Delta Air Lines	176,050	2,003,449

			2,003,449

	Auto Components–0.77%
†	TRW Automotive Holdings	23,100	551,628

			551,628

	Biotechnology–0.40%
†	Theravance	21,800	284,926

			284,926

	Capital Markets–5.45%
†	Affiliated Managers Group	10,900	734,115
	Ameriprise Financial	36,500	1,416,930
	Invesco	43,300	1,017,117
=†#	Solar Cayman 144A	26,800	245,488
†	TD AmeriTrade Holding	26,300	509,694

			3,923,344

	Chemicals–4.96%
	Agrium	15,900	977,850
	Cytec Industries	17,600	640,992
	FMC	20,700	1,154,232
	Nalco Holdings	31,200	795,912

			3,568,986

	Commercial Banks–2.23%
	Comerica	22,000	650,540
	Huntington Bancshares	105,572	385,338
	Popular	94,400	213,344
	SunTrust Banks	17,600	357,104

			1,606,326

	Communications Equipment–0.56%
†	JDS Uniphase	49,300	406,725

			406,725

	Computers & Peripherals–0.44%
†	NetApp	9,200	316,388

			316,388

	Construction & Engineering–0.86%
†	URS	13,900	618,828

			618,828

	Containers & Packaging–3.71%
	Greif Class A	14,400	777,312
†	Owens-Illinois	34,500	1,134,015
±	Rexam	162,753	759,466

			2,670,793

	Diversified Financial Services–2.29%
†	PHH	102,200	1,646,442

			1,646,442

	Electric Utilities–2.25%
	Allegheny Energy	19,000	446,120
	Northeast Utilities	45,500	1,173,445

			1,619,565

	Electrical Equipment–2.21%
	AMETEK	22,400	856,576
†	Thomas & Betts	20,500	733,695

			1,590,271

	Electronic Equipment, Instruments, & Components–5.30%
†	Arrow Electronics	66,300	1,963,143
†	Flextronics International	122,400	894,744
±	Kingboard Laminates Holdings	1,386,000	955,536

			3,813,423

	Energy Equipment & Services–2.13%
†	Compagnie Generale de Geophysique-Veritas ADR	31,000	658,750
±	SBM Offshore	26,407	517,422
	Smith International	13,200	358,644

			1,534,816

	Food Products–2.37%
	BRF — Brasil Foods	29,300	762,674
	Bunge	11,100	708,513
†	Dean Foods	13,000	234,520

			1,705,707

	Gas Utilities–1.02%
	UGI	30,400	735,376

			735,376

	Health Care Providers & Services–3.96%
	AmerisourceBergen	39,600	1,032,372
	CIGNA	42,800	1,509,556
†	Laboratory Corporation of America Holdings	4,100	306,844

			2,848,772

	Hotels, Restaurants & Leisure–0.98%
±	Thomas Cook Group	190,161	707,179

			707,179

	Household Durables–3.05%
	MDC Holdings	42,000	1,303,680
†	Toll Brothers	47,400	891,594

			2,195,274

	Industrial Conglomerates–0.92%
	Textron	35,100	660,231

			660,231

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Insurance–9.82%
	Everest Re Group	13,300	$1,139,544
	Fidelity National Financial Class A	29,400	395,724
	First American Financial	11,700	387,387
	PartnerRe	7,600	567,416
	Platinum Underwriters Holdings	28,100	1,075,949
	Principal Financial Group	26,400	634,656
	Reinsurance Group of America	32,531	1,550,103
	Unum Group	67,500	1,317,600

			7,068,379

	Leisure Equipment & Products–0.95%
	Mattel	34,100	681,318

			681,318

	Machinery–6.66%
†	AGCO	20,400	659,736
	Barnes Group	46,700	789,230
	Dover	13,300	553,413
	Kennametal	32,400	839,808
	Pentair	38,500	1,243,550
†	Terex	35,600	705,236

			4,790,973

	Media–2.59%
	Virgin Media	110,600	1,861,398

			1,861,398

	Metals & Mining–2.14%
	Cliffs Natural Resources	21,500	990,935
	Steel Dynamics	31,100	551,092

			1,542,027

	Multi-Utilities & Unregulated Power–3.11%
	NV Energy	106,600	1,319,708
	Wisconsin Energy	18,400	916,872

			2,236,580

	Oil, Gas & Consumable Fuels–4.93%
†	Cobalt International Energy	33,500	463,640
	Consol Energy	17,800	886,440
†	Newfield Exploration	31,200	1,504,776
	Noble Energy	9,800	697,956

			3,552,812

	Paper & Forest Products–0.81%
†	Sino-Forest	31,800	586,574

			586,574

	Pharmaceuticals–4.27%
†	Endo Pharmaceuticals Holdings	21,600	443,016
†	Impax Laboratories	127,000	1,727,200
†	King Pharmaceuticals	73,700	904,299

			3,074,515

	Professional Services–0.51%
†	Team Health Holdings	26,300	368,726

			368,726

	Real Estate Investment Trusts–1.91%
	Chimera Investment	354,064	1,373,768

			1,373,768

	Real Estate Management and Development–2.11%
†	BR Malls Participacoes	41,100	506,971
	Iguatemi Empresa de Shopping Centers	17,100	333,563
	Multiplan Empreendimentos Imobiliarios	36,500	679,532

			1,520,066

	Road & Rail–0.93%
	Hunt (J.B.) Transport	20,700	667,989

			667,989

	Semiconductors & Semiconductor Equipment–4.58%
	Linear Technology	24,500	748,230
†	Teradyne	70,000	751,100
†	Varian Semiconductor Equipment Associates	50,150	1,799,382

			3,298,712

	Software–0.97%
†	McAfee	17,200	697,804

			697,804

	Specialty Retail–2.51%
	American Eagle Outfitters	39,500	670,710
†	AnnTaylor Stores	25,200	343,728
	Ross Stores	18,600	794,406

			1,808,844

	Textiles, Apparel & Luxury Goods–1.20%
	VF	11,800	864,232

			864,232

	Thrift & Mortgage Finance–0.22%
†	Beneficial Mutual Bancorp	16,300	160,392

			160,392

	Total Common Stock (Cost $61,521,246)		71,604,698

	SHORT-TERM INVESTMENT–0.41%
	Money Market Mutual Fund–0.41%
	Dreyfus Treasury & Agency Cash Management Fund	293,424	293,424

	Total Short-Term Investment (Cost $293,424)		293,424

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.88% (Cost $61,814,670)	$71,898,122

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	84,680

NET ASSETS APPLICABLE TO 6,275,572 SHARES OUTSTANDING–100.00%	$71,982,802

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($46,759,399 / 4,077,381 Shares)	$11.468

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($25,223,403 / 2,198,191 Shares)	$11.475

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$120,085,007
Undistributed net investment income	164,927
Accumulated net realized loss on investments	(58,350,498)
Net unrealized appreciation of investments and foreign currencies	10,083,366

Total net assets	$71,982,802

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $245,488, which represented 0.34% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $245,488, which represented 0.34% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $2,939,603, which represented 4.08% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR–American Depositary Receipts
BRL–Brazilian Real
CAD–Canadian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
HKD–Hong Kong Dollar
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BRL	(22,683)	USD	12,971	1/5/10	$(28)
CAD	(1,945)	USD	1,866	1/4/10	14
EUR	(2,127)	USD	3,050	1/5/10	5
GBP	23,359	USD	(37,153)	1/4/10	599
GBP	(2,598)	USD	4,173	1/5/10	(25)
HKD	(42,483)	USD	5,478	1/5/10	(1)

					$564

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$1,247,139
Interest	12,019
Foreign tax withheld	(14,028)

1,245,130

EXPENSES:
Management fees	703,188
Distribution expenses-Service Class	47,546
Accounting and administration fees	35,433
Reports and statements to shareholders	20,629
Professional fees	19,664
Custodian fees	18,486
Trustees’ fees	2,720
Other	10,126

857,792
Less expenses waived/reimbursed	(45,278)

Total operating expenses	812,514

NET INVESTMENT INCOME	432,616

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(29,959,155)
Foreign currencies	(31,341)

Net realized loss	(29,990,496)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	53,894,932

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	23,904,436

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,337,052

See accompanying notes

LVIP Mid-Cap Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$432,616	$674,343
Net realized loss on investments and foreign currencies	(29,990,496)	(25,898,399)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	53,894,932	(40,840,342)

Net increase (decrease) in net assets resulting from operations	24,337,052	(66,064,398)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(209,598)	(373,336)
Service Class	(58,080)	(14,854)
Net realized gain:
Standard Class	—	(9,032,232)
Service Class	—	(1,381,768)

	(267,678)	(10,802,190)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,695,839	74,032,937
Service Class	12,779,221	16,794,862
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	209,598	9,405,568
Service Class	58,080	1,396,622

	19,742,738	101,629,989

Cost of shares repurchased:
Standard Class	(59,123,313)	(26,859,278)
Service Class	(8,999,198)	(8,568,133)

	(68,122,511)	(35,427,411)

Increase (decrease) in net assets derived from capital share transactions	(48,379,773)	66,202,578

NET DECREASE IN NET ASSETS	(24,310,399)	(10,664,010)
NET ASSETS:
Beginning of year	96,293,201	106,957,211

End of year (including undistributed net investment income of $164,927 and $291,708, respectively)	$71,982,802	$96,293,201

See accompanying notes

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
			Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.089	$14.658	$14.473	$13.797	$14.133

Income (loss) from investment operations:
Net investment income (loss)[2]	0.058	0.069	0.066	0.071	(0.010)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.371	(5.772)	0.170	2.223	1.224

Total from investment operations	3.429	(5.703)	0.236	2.294	1.214

Less dividends and distributions from:
Net investment income	(0.050)	(0.037)	(0.051)	—	—
Net realized gain on investments	—	(0.829)	—	(1.618)	(1.550)

Total dividends and distributions	(0.050)	(0.866)	(0.051)	(1.618)	(1.550)

Net asset value, end of period	$11.468	$8.089	$14.658	$14.473	$13.797

Total return[3]	42.44%	(40.71% )	1.63%	17.69%	10.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,759	$82,094	$92,072	$62,172	$45,854
Ratio of expenses to average net assets	1.04%	0.99%	1.03%	1.10%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%	0.99%	1.03%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets	0.65%	0.62%	0.41%	0.52%	(0.04% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.59%	0.62%	0.41%	0.52%	(0.04% )
Portfolio turnover	61%	70%	71%	52%	47%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$8.096	$14.656	$16.086

Income (loss) from investment operations:
Net investment income[2]	0.034	0.041	0.024
Net realized and unrealized gain (loss) on investments and foreign currencies	3.372	(5.763)	(1.425)

Total from investment operations	3.406	(5.722)	(1.401)

Less dividends and distributions from:
Net investment income	(0.027)	(0.009)	(0.029)
Net realized gain on investments	—	(0.829)	—

Total dividends and distributions	(0.027)	(0.838)	(0.029)

Net asset value, end of period	$11.475	$8.096	$14.656

Total return[3]	42.09%	(40.85% )	(8.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,224	$14,199	$14,885
Ratio of expenses to average net assets	1.29%	1.24%	1.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.35%	1.24%	1.27%
Ratio of net investment income to average net assets	0.40%	0.37%	0.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.34%	0.37%	0.21%
Portfolio turnover	61%	70%	71%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

4Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $6,576 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. Additionally, effective October 1, 2009, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% of the first $25 million of average daily net assets of the Fund. The agreements will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. Effective October 1, 2009, for these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.65% on the first $50 million; 0.55% on the next $50 million; and 0.45% of the Fund’s average daily net assets in excess of $100 million. Prior to October 1, 2009, LIAC paid the Sub-Advisor an annual rate of 0.75% of the first $25 million of the Fund’s average daily net assets; 0.65% on the next $25 million; 0.55% on the next $50 million; and 0.45% of the Fund’s average daily net assets in excess of $100 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. For the year ended December 31, 2009, the Fund was charged $1,846 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $5,314 and $2,432, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$46,246
Fees payable to DSC	152
Distribution fees payable to LFD	5,193

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $45,499,988 and sales of $92,416,147 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $68,174,520. At December 31, 2009, net unrealized appreciation was $3,723,602, of which $7,763,276 related to unrealized appreciation of investments and $4,039,674 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common Stock	$68,419,607	$2,939,603	$245,488	$71,604,698
Short-Term	293,424	—	—	293,424

Total	$68,713,031	$2,939,603	$245,488	$71,898,122

Foreign Currency Exchange Contracts	$—	$564	$—	$564

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock

Balance as of 12/31/08	$1,341,060
Net change in unrealized appreciation/depreciation	170,113
Purchases	139,114
Sales	(155,026)
Net realized loss	(196,908)
Transfers out of Level 3	(1,052,865)

Balance as of 12/31/09	$245,488

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$(103,488)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$267,678	$1,594,623
Long-term capital gain	—	9,207,567

Total	$267,678	$10,802,190

In addition, the Fund declared an ordinary income consent dividend of $260,901 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$120,085,007
Undistributed ordinary income	166,249
Post-October losses	(112,650)
Post-October currency losses	(757)
Capital loss carryforwards	(51,877,998)
Unrealized appreciation of investments and foreign currencies	3,722,951

Net assets	$71,982,802

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency contracts and tax treatment of foreign capital gain taxes.

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income, consent dividends and tax treatment of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(291,719)	$30,818	$260,901

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $16,196,503 expires in 2016 and $35,681,495 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	752,856	5,806,676
Service Class	1,408,341	1,410,766
Shares issued upon reinvestment of dividends and distributions:
Standard Class	19,134	805,174
Service Class	5,298	117,825

	2,185,629	8,140,441

Shares repurchased:
Standard Class	(6,843,625)	(2,743,997)
Service Class	(969,195)	(790,537)

	(7,812,820)	(3,534,534)

Net increase (decrease)	(5,627,191)	4,605,907

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

8.	Market Risk (continued)

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mid-Cap Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Mid-Cap Value Fund–15

LVIP Mid-Cap Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that although the investment management fee was above the average of the Lipper expense group, that total expenses after giving effect to the expense limitation in place for the period were below the average or within an acceptable range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Mid-Cap Value Fund–16

LVIP Mid-Cap Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (Wellington) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the good reputation, resources, and investment approach of Wellington. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap value funds and the Russell 2500 Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods and that the contrarian strategy had performed well. The Board concluded that the services provided by Wellington were satisfactory.

The Board noted that the sub-advisory fee schedule, which contains breakpoints, was consistent with Wellington’s standard fee schedule for the strategy. In noting that the Fund’s sub-advisory fee schedule was higher than the fees Wellington charges other sub-advised funds and the highest in the Lipper contractual sub-advisory fee expense group, the Board considered that LIAC compensates Wellington from its advisory fee and that Wellington had agreed to lower its sub-advisory fee on the first $25 million of net assets managed and that LIAC had agreed to pass along a portion of the reduction to shareholders until April 30, 2011. The Board concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board noted that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fee. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Mid-Cap Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

2The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid-Cap Value Fund–19

LVIP Mondrian International Value Fund

LVIP Mondrian International
Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Mondrian International Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country, Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Mondrian International Value Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 21.24% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the MSCI EAFE Index*, returned 32.46%.

The benchmark MSCI EAFE index rose strongly in 2009. Putting these strong absolute returns into perspective, despite the weak first quarter, the 2009 return was the eighth highest annual calendar year return in the index’s forty year history. Every EAFE market rose by double digits with the exception of Japan, which rose by 6.3% (all returns quoted in U.S. Dollars). The UK rose by 43.3% as most economic indicators showed improvement in 2009. France moved in line with the index and Germany and Switzerland underperformed the benchmark, both returning a shade over 25%.

Australia benefited due to the strength in its financials and materials sectors (Australian index heavyweights) and the strength of its currency. The market was up 76.4% and the Australian Dollar had risen 29.0% over the year. Singapore is a great trading nation and the improvement in the external environment, along with strength in its well capitalized banking sector and price rises in its property market helped drive the Singaporean index up by 74.0%. All EAFE sectors rose, some very strongly indeed. In 2008, materials and financials were very weak whereas in 2009, they were the two strongest sectors. Once the financial world appeared to have been saved from implosion and economic recovery appeared established, the worst case scenarios priced into many financials at the end of 2008 looked extreme and the sector rallied 38.1% over the course of 2009. Materials, driven by Asian demand that led to commodity price recovery, rose 69.3%.

Market selection was positive but currency contribution and stock selection were not. Our overweight positions in the outperforming Singaporean and Spanish markets were helpful. The underweight currency position in British Sterling, which outperformed, was not helpful. The Fund’s overweight position in the underperforming telecommunications services sector was unhelpful as was stock selection within the consumer staples sector. Stock selection in the financials and information technology sectors was, however, supportive to returns. The strongest stocks in the Fund were to be found in Australia and Asia. Stocks that performed weakly were the Japanese stocks that performed relatively well in 2008.

Clive Gillmore
Elizabeth A. Desmond
Emma R. Lewis
Mondrian Investment Partners Limited

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,255. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $11,697. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+21.24%

Five Years	+4.61%

Ten Years	+5.61%

Service Class Shares

One Year	+20.92%

Five Years	+4.35%

Inception (5/15/03)	+10.64%

*	The MSCI EAFE Index measures performance of more than 900 securities from selected countries in Europe, Australasia, and the Far East.

Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund’s sub-advisor. The individuals managing the Fund did not change.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,214.90	0.85%	$4.75
Service Class Shares	1,000.00	1,213.40	1.10%	6.14

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.92	0.85%	$4.33
Service Class Shares	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Country, Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Percentage
Country	of Net Assets

Common Stock	98.58%

Australia	10.89%
Belgium	0.45%
Finland	0.91%
France	11.95%
Germany	5.66%
Hong Kong	2.00%
Italy	2.83%
Japan	20.07%
Netherlands	2.96%
New Zealand	0.64%
Singapore	4.66%
South Africa	0.88%
Spain	7.78%
Switzerland	4.91%
Taiwan	2.47%
United Kingdom	19.52%

Rights	0.00%

Short-Term Investment	1.19%

Total Value of Securities	99.77%

Receivables and Other Assets Net of Liabilities	0.23%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Automobiles	1.60%
Beverages	1.96%
Building Products	2.85%
Commercial Banks	7.33%
Containers & Packaging	1.56%
Diversified Financial Services	4.45%
Diversified Telecommunication Services	15.72%
Electric Utilities	4.33%
Food Products	3.07%
Food & Staples Retailing	4.73%
Gas Utilities	0.00%
Hotels Restaurants & Leisure	2.01%
Household Durables	0.80%
Household Products	2.58%
Industrial Conglomerates	2.05%
Insurance	5.89%
Media	1.63%
Multi-Utilities	3.37%
Office Electronics	2.98%
Oil, Gas & Consumable Fuels	11.93%
Paper & Forest Products	0.91%
Pharmaceuticals	12.02%
Real Estate Management & Development	0.77%
Road & Rail	0.81%
Semiconductors & Semiconductor Equipment	1.57%
Wireless Telecommunication Services	1.66%

Total	98.58%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Novartis	3.49%
GlaxoSmithKline	3.42%
RWE	3.37%
Total	3.17%
BP	3.11%
Iberdrola	3.10%
Unilever	3.07%
Royal Dutch Shell Class A	3.06%
Canon	2.98%
Telstra	2.95%

Total	31.72%

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U. S. $)

	COMMON STOCK–98.58% Δ
	Australia–10.89%
±	Amcor	1,983,204	$11,041,208
±	Foster’s Group	2,812,585	13,835,737
±	National Australia Bank	72,668	1,773,398
±	QBE Insurance Group	655,989	14,969,909
±	Telstra	6,780,390	20,845,507
±	Wesfarmers	517,364	14,462,862

			76,928,621

	Belgium–0.45%
±	Fortis	860,062	3,179,438
*±†	Fortis VVPR Strip	340,580	976

			3,180,414

	Finland–0.91%
±	UPM-Kymmene	541,427	6,428,394

			6,428,394

	France–11.95%
±	Carrefour	432,104	20,699,184
±	Cie de Saint-Gobain	239,051	12,950,455
±	France Telecom	655,121	16,348,654
*±†	GDF Suez STRIP VVPR	60,186	86
±	Societe Generale	173,458	12,035,891
±	Total	349,529	22,420,485

			84,454,755

	Germany–5.66%
±	Deutsche Telekom	1,098,010	16,164,427
±	RWE	244,558	23,795,205

			39,959,632

■	Hong Kong–2.00%
±	Hong Kong Electric Holdings	1,599,000	8,709,859
±	Wharf Holdings	947,875	5,439,652

			14,149,511

	Italy–2.83%
±	Intesa Sanpaolo	2,728,486	12,261,983
±	UniCredit	2,319,471	7,745,477

			20,007,460

	Japan–20.07%
±	Astellas Pharma	415,500	15,511,822
±	Canon	494,900	21,065,861
±	Kao	776,200	18,203,309
±	KDDI	2,215	11,739,785
±	Nitto Denko	199,200	7,160,641
±	Sekisui House	620,000	5,632,192
±	Seven & I Holdings	624,000	12,749,325
±	Takeda Pharmaceutical	499,800	20,605,666
±	Tokio Marine Holdings	441,400	12,053,220
±	Toyota Motor	268,100	11,310,641
±	West Japan Railway	1,707	5,726,660

			141,759,122

	Netherlands–2.96%
±	ING Groep CVA	976,421	9,390,854
±	Reed Elsevier	938,242	11,496,361

			20,887,215

	New Zealand–0.64%
±	Telecom New Zealand	2,512,207	4,509,880

			4,509,880

	Singapore–4.66%
±	Jardine Matheson Holdings	228,400	6,861,757
±	Oversea-Chinese Banking	1,268,919	8,169,299
±	Singapore Telecommunications	3,846,000	8,469,754
±	United Overseas Bank	678,000	9,435,913

			32,936,723

	South Africa–0.88%
±	Sasol	156,550	6,248,188

			6,248,188

	Spain–7.78%
±	Banco Santander	749,713	12,372,344
±	Iberdrola	2,287,116	21,887,849
±	Telefonica	740,601	20,701,252

			54,961,445

	Switzerland–4.91%
±	Novartis	451,344	24,623,750
±	Zurich Financial Services	46,153	10,080,396

			34,704,146

	Taiwan–2.47%
	Chunghwa Telecom ADR	342,004	6,351,014
	Taiwan Semiconductor Manufacturing ADR	970,416	11,101,559

			17,452,573

	United Kingdom–19.52%
±	Aviva	713,333	4,530,020
±	BG Group	667,420	12,068,969
±	BP	2,272,743	21,984,552
±	Compass Group	1,973,055	14,185,607
±	GlaxoSmithKline	1,140,487	24,199,283
±	Royal Dutch Shell Class A	717,312	21,585,403
±	Unilever	675,513	21,655,698
±	Vodafone Group	7,648,620	17,703,928

			137,913,460

	Total Common Stock (Cost $575,643,449)		696,481,539

	RIGHTS–0.00%Δ
	Belgium–0.00%
=	Fortis Coupon 42	860,062	0

	Total Rights (Cost $0)		0

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U. S. $)

SHORT-TERM INVESTMENT–1.19%
Money Market Mutual Fund–1.19%
Dreyfus Treasury & Agency Cash Management Fund	8,374,716	$8,374,716

Total Short-Term Investment (Cost $8,374,716)		8,374,716

TOTAL VALUE OF SECURITIES–99.77% (Cost $584,018,165)	$704,856,255

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	1,629,822

NET ASSETS APPLICABLE TO 45,311,520 SHARES OUTSTANDING–100.00%	$706,486,077

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($571,983,271 / 36,683,048 Shares)	$15.593

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($134,502,806 / 8,628,472 Shares)	$15.588

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization-no par)	$676,390,645
Undistributed net investment income	2,599,987
Accumulated net realized loss on investments	(93,346,611)
Net unrealized appreciation of investments and foreign currencies	120,842,056

Total net assets	$706,486,077

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $679,028,966, which represented 96.11% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate
HKD–Hong Kong Dollar
JPY–Japanese Yen
VVPR Strip–Dividend Coupon
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts1

Contracts to			Unrealized
Receive (Deliver)	In Exchange For	Settlement Date	Depreciation

HKD (2,534,607)	USD 326,837	1/5/10	$(65)
JPY 10,678,990	USD (115,736)	1/6/10	(997)

			$(1,062)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$28,161,355
Interest	10,308
Foreign tax withheld	(2,215,026)

25,956,637

EXPENSES:
Management fees	4,690,334
Distribution expenses–Service Class	302,100
Accounting and administration expenses	294,541
Custodian fees	225,363
Reports and statements to shareholders	118,794
Professional fees	38,467
Trustees’ fees	22,062
Other	37,737

Total operating expenses	5,729,398

NET INVESTMENT INCOME	20,227,239

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(68,573,694)
Foreign currencies	425,625

Net realized loss	(68,148,069)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	169,153,995

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	101,005,926

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,233,165

See accompanying notes

LVIP Mondrian International Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,227,239	$32,731,045
Net realized loss on investments and foreign currencies	(68,148,069)	(8,881,248)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	169,153,995	(409,628,919)

Net increase (decrease) in net assets resulting from operations	121,233,165	(385,779,122)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(16,778,523)	(35,830,058)
Service Class	(3,661,294)	(7,625,524)
Net realized gain on investments:
Standard Class	(3,747,137)	(46,282,278)
Service Class	(900,923)	(10,964,917)

	(25,087,877)	(100,702,777)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	51,851,466	110,582,688
Service Class	23,868,821	33,483,667
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	20,525,660	82,112,334
Service Class	4,562,217	18,590,441

	100,808,164	244,769,130

Cost of shares repurchased:
Standard Class	(127,627,646)	(129,300,844)
Service Class	(37,356,613)	(48,020,201)

	(164,984,259)	(177,321,045)

Increase (decrease) in net assets derived from capital share transactions	(64,176,095)	67,448,085

NET INCREASE (DECREASE) IN NET ASSETS	31,969,193	(419,033,814)
NET ASSETS:
Beginning of year	674,516,884	1,093,550,698

End of year (including undistributed net investment income of $2,599,987 and $2,386,940, respectively)	$706,486,077	$674,516,884

See accompanying notes

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$13.343	$24.163	$22.703	$17.966	$16.304

Income (loss) from investment operations:
Net investment income[1]	0.438	0.736	0.631	0.569	0.436
Net realized and unrealized gain (loss) on investments and foreign currencies	2.387	(9.302)	1.934	4.778	1.587

Total from investment operations	2.825	(8.566)	2.565	5.347	2.023

Less dividends and distributions from:
Net investment income	(0.470)	(0.937)	(0.482)	(0.610)	(0.361)
Net realized gain on investments	(0.105)	(1.317)	(0.623)	—	—

Total dividends and distributions	(0.575)	(2.254)	(1.105)	(0.610)	(0.361)

Net asset value, end of period	$15.593	$13.343	$24.163	$22.703	$17.966

Total return[2]	21.24%	(36.65% )	11.49%	30.01%	12.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$571,983	$550,891	$880,906	$796,037	$550,669
Ratio of expenses to average net assets	0.86%	0.80%	0.80%	0.84%	0.92%
Ratio of net investment income to average net assets	3.25%	3.83%	2.62%	2.80%	2.58%
Portfolio turnover	17%	13%	15%	14%	7%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$13.345	$24.134	$22.686	$17.957	$16.297

Income (loss) from investment operations:
Net investment income[1]	0.405	0.687	0.571	0.519	0.394
Net realized and unrealized gain (loss) on investments and foreign currencies	2.379	(9.278)	1.930	4.771	1.585

Total from investment operations	2.784	(8.591)	2.501	5.290	1.979

Less dividends and distributions from:
Net investment income	(0.436)	(0.881)	(0.430)	(0.561)	(0.319)
Net realized gain on investments	(0.105)	(1.317)	(0.623)	—	—

Total dividends and distributions	(0.541)	(2.198)	(1.053)	(0.561)	(0.319)

Net asset value, end of period	$15.588	$13.345	$24.134	$22.686	$17.957

Total return[2]	20.92%	(36.81% )	11.21%	29.69%	12.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,503	$123,626	$212,645	$183,467	$122,947
Ratio of expenses to average net assets	1.11%	1.05%	1.05%	1.09%	1.17%
Ratio of net investment income to average net assets	3.00%	3.58%	2.37%	2.55%	2.33%
Portfolio turnover	17%	13%	15%	14%	7%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $800 million of the Fund’s average daily net assets; 0.35% on the next $500 million; and 0.30% of the average daily net assets of the Fund in excess of $1.3 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $15,795 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $43,159 and $14,459, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$434,932
Fees payable to DSC	1,494
Distribution fees payable to LFD	28,360

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $104,557,071 and sales of $166,361,086 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $588,887,842. At December 31, 2009, net unrealized appreciation was $115,968,413, of which $164,910,594 related to unrealized appreciation of investments and $48,942,181 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total
Common Stock	$17,452,573	$679,028,966	$696,481,539
Short-Term	8,374,716	—	8,374,716

Total	$25,827,289	$679,028,966	$704,856,255

Foreign Currency Exchange Contracts	$—	$(1,062)	$(1,062)

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

3. Investments (continued)

As a result of utilizing international fair value pricing at December 31, 2009, the majority of the portfolio was categorized as Level 2.

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$20,470,549	$48,492,697
Long-term capital gain	4,617,328	52,210,080

	$25,087,877	$100,702,777

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$676,390,645
Undistributed ordinary income	2,598,990
Capital loss carryforwards	(88,476,934)
Unrealized appreciation of investments and foreign currencies	115,973,376

Net assets	$706,486,077

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$425,625	$(425,625)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $88,476,934 expires in 2017.

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	3,845,131	6,315,197
Service Class	1,843,717	1,743,075
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,325,366	5,221,732
Service Class	294,766	1,171,993

	7,308,980	14,451,997

Shares repurchased:
Standard Class	(9,772,812)	(6,708,196)
Service Class	(2,773,687)	(2,462,289)

	(12,546,499)	(9,170,485)

Net increase (decrease)	(5,237,519)	5,281,512

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity procedures.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

18.40%	81.60%	100.00%	1.38%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,422,075. The gross foreign source income earned during the fiscal year 2009 by the Fund was $27,957,595. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (Mondrian) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of international value funds and the MSCI EAFE ND Index and noted that short-term performance (one and three year) was well above the average and five year performance was good compared to the average of the Fund’s Lipper performance group and the benchmark index. The Board determined that the services provided by Mondrian have been satisfactory.

The Board reviewed the sub-advisory fee which includes breakpoints, and considered the effective fee rates charged to other registered sub-advised funds managed by Mondrian and noted that the fee was within range of the Lipper contractual sub-adviser fees expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing sub-advisory services to the Fund, and noted that the sub-advisory fee was negotiated at arm’s length between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board concluded that estimated profitability was not unreasonable. The Board noted that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Mondrian International Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Mondrian International Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund–18

LVIP Money Market Fund

LVIP Money Market Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Money Market Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	17

LVIP Money Market Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 0.32% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Citigroup 90-day Treasury-Bill Index*, returned 0.16%.

The year 2009 started with a terrible hangover from 2008. At bottom, the hangover resulted from a potent mixture of two factors. The first was the continuation into spring, 2009, of the disruptions and turmoil that had plagued financial markets, including money markets, in the previous year. The second factor was the introduction by the Federal Reserve of its Zero Interest Rate Policy (ZIRP) in mid-December, 2008, and the continuation of ZIRP throughout all of 2009.

In consequence of these two factors, the money markets in 2009 suffered from significant reductions in supply of short-term paper as well as from significant investor withdrawals.

•	By year end, 2009, total outstanding commercial paper fell by 28%, with domestic financial paper falling by 35%. Much of the reduction in commercial paper in 2009 was due to issuers leaving the short-term market to take advantage of attractive rates in longer-term debt markets, rather than as a direct result of corporate financial distress.

•	Paralleling the reduction in available paper, money fund assets shrank as well. By year end, money fund assets had diminished by almost 14%, reflecting the withdrawal of capital in search of more robust returns than those offered in the money market universe.

The combination of dwindling supply, shrinking assets and low returns has made 2009 a challenging year for money markets. Many money market funds are struggling, and it has become commonplace for funds to waive fees. From a technical point of view, the interest rate environment created by ZIRP flattened the yield curve to the point that there was little opportunity to maneuver to find healthier returns.

The New Year bodes the promise of change. We expect that the first quarter may be dominated by the same conditions that hallmarked 2009, but there are signs of change which will restore opportunities to money markets.

•	The Federal Reserve and the federal government are winding down many of the 2008-2009 emergency programs, most of which are hoped to be brought to an end by March of this year, including its programs of debt purchases.

•	Central banks globally, including the Federal Reserve, are laying the foundations for the systematic recapture of the enormous amounts of liquidity that have been pumped into the economy.

•	Depending on improvement in the U.S. labor market, which is anticipated to take place in 2010, the Federal Reserve is expected to increase interest rates. Indeed, markets are beginning to price interest rate movements accordingly.

The Fund is preparing itself to take advantage of changes in the market. As the economy has shown signs of improvement, it has reviewed its list of approved issuers and judiciously is adding names of issuers who meet the Fund’s standards. As the economic numbers develop and it becomes more certain that the Fed will raise rates, we will look to capture yield by monitoring our weighted maturity against market developments.

Cynthia Isom
Delaware Investments

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,176. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have grown to $13,226. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund’s Service Class during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+0.32%

Five Years	+3.01%

Ten Years	+2.80%

Service Class Shares

One Year	+0.08%

Five Years	+2.76%

Inception (5/15/03)	+2.20%

*	The Citigroup 90 Day T-Bill Index measures the return on short-term securities.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

LVIP Money Market Fund–1

LVIP Money Market Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s Service Class actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,001.30	0.44%	$2.22
Service Class Shares	1,000.00	1,000.20	0.63%	3.18

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.99	0.44%	$2.24
Service Class Shares	1,000.00	1,022.03	0.63%	3.21

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Effective November 13, 2009, the Trust implemented a 0.10% waiver to reduce the Service Class 12b-1 fees to 0.15%. Prior to November 13, 2009, the Trust had implemented a 0.05% waiver to reduce this amount to 0.20%. LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC.

LVIP Money Market Fund–2

LVIP Money Market Fund

Sector Allocation
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Obligations	3.54%

Certificates of Deposit	12.88%

Commercial Paper	59.60%

Colleges & Universities	22.10%
Diversified Financial Services	11.83%
Health Care Equipment & Supplies	1.36%
Mortgage Bankers & Brokers	17.99%
Oil, Gas & Consumable Fuels	3.16%
Pharmaceuticals	3.16%

Corporate Bonds	16.23%

Banking	11.27%
Diversified Financial Services	2.06%
Food Staples & Retailing	0.36%
Household Products	0.90%
Insurance	0.18%
Telecommunications	1.46%

Municipal Bonds	7.96%

Total Value of Securities	100.21%

Liabilities Net of Receivables and Other Assets	(0.21%)

Total Net Assets	100.00%

LVIP Money Market Fund–3

LVIP Money Market Fund
Statement of Net Assets
December 31, 2009

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY OBLIGATIONS–3.54%
	Federal Home Loan Bank
	0.50% 10/19/10	$27,000,000	$26,996,584
	1.15% 4/16/10	12,250,000	12,250,000

	Total Agency Obligations (Cost $39,246,584)		39,246,584

	CERTIFICATES OF DEPOSIT–12.88%
	Bank of Nova Scotia Housing
	0.18% 2/17/10	15,000,000	15,000,000
	Barclays Bank New York
	0.21% 4/1/10	7,500,000	7,500,000
	0.24% 3/2/10	10,000,000	10,000,000
	BNP Paribas New York Branch
	0.11% 1/12/10	25,000,000	25,000,000
	Calyon New York
	0.16% 1/12/10	15,000,000	15,000,000
	Nordea Bank Finland New York
	0.20% 3/3/10	15,000,000	15,000,000
	Rabobank Nederland New York
	0.22% 2/26/10	10,000,000	10,000,000
	0.39% 2/16/10	20,000,000	20,000,000
	Societe Generale New York
	0.18% 1/15/10	20,000,000	20,000,000
•	Toronto Dominion Bank New York
	0.284% 7/13/10	5,000,000	5,000,000

	Total Certificates of Deposit (Cost $142,500,000)		142,500,000

	COMMERCIAL PAPER–59.60%
	Colleges & Universities–22.10%
≠	Cornell University
	0.25% 2/9/10	12,250,000	12,246,682
	0.25% 3/9/10	10,000,000	9,995,347
	0.25% 3/16/10	4,300,000	4,297,790
	0.25% 3/18/10	20,000,000	19,989,444
≠	Dartmouth College
	0.25% 1/14/10	4,750,000	4,749,571
	Emory University
	0.25% 2/10/10	10,000,000	10,000,000
	0.25% 3/18/10	7,750,000	7,750,000
≠	Leland Stanford Junior University
	0.25% 4/1/10	11,126,000	11,119,046
	0.29% 4/7/10	7,850,000	7,843,929
•	Massachusetts Health & Education Facilities Authority (Harvard University)
	0.20% 1/21/10	25,000,000	25,000,000
≠	University of California
	0.24% 2/18/10	10,000,000	9,996,800
	0.25% 1/12/10	10,000,000	9,999,236
	0.25% 1/21/10	5,000,000	4,999,306
	0.25% 2/24/10	16,280,000	16,273,895
≠	University of Chicago
	0.28% 1/6/10	16,350,000	16,349,364
	University of Chicago (continued)

	0.29% 3/3/10	15,000,000	14,992,629
	0.29% 3/12/10	5,500,000	5,496,899
≠	Vanderbilt University 0.22% 1/7/10	10,000,000	9,999,633
	0.25% 1/5/10	20,000,000	19,999,445
	0.27% 2/3/10	13,500,000	13,496,659
≠	Yale University 0.351% 1/12/10	10,000,000	9,998,931

			244,594,606

	Diversified Financial Services–11.83%
	Abbey National Treasury Services
	0.20% 3/8/10	15,000,000	15,000,000
≠	Allianz Finance
	0.15% 3/8/10	10,000,000	9,997,250
	0.16% 2/4/10	15,000,000	14,997,733
≠	CME Group
	0.19% 2/3/10	25,000,000	24,995,646
≠	General Electric Capital Services
	0.15% 1/19/10	25,000,000	24,998,124
≠	Societe Generale North America
	0.02% 1/4/10	18,210,000	18,209,970
≠	Total Capital Canada
	0.19% 2/17/10	7,750,000	7,748,078
	0.19% 3/4/10	15,000,000	14,995,092

			130,941,893

	Health Care Equipment & Supplies–1.36%
≠	Medtronic
	0.13% 1/28/10	15,000,000	14,998,538

			14,998,538

	Mortgage Bankers & Brokers–17.99%
≠	Australia & New Zealand Banking Group
	0.11% 1/8/10	16,895,000	16,894,639
≠	Calyon North America
	0.16% 2/11/10	20,000,000	19,996,356
≠	Danske
	0.15% 1/22/10	17,175,000	17,173,497
	0.155% 1/8/10	15,000,000	14,999,548
≠	ING US Funding
	0.401% 1/6/10	15,000,000	14,999,167
≠	Lloyds TSB Bank
	0.15% 1/13/10	25,000,000	24,998,749
≠	National Australia Funding
	0.18% 3/1/10	10,000,000	9,997,050
	0.195% 1/25/10	25,000,000	24,996,750
≠	Nordea North America
	0.12% 1/29/10	10,000,000	9,999,067
	0.15% 1/15/10	15,000,000	14,999,125

LVIP Money Market Fund–4

LVIP Money Market Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	COMMERCIAL PAPER (continued)
	Mortgage Bankers & Brokers (continued)

≠	Westpac Securities New Zealand
	0.15% 1/15/10	$15,000,000	$14,999,125
	0.23% 1/25/10	15,000,000	14,997,700

			199,050,773

	Oil, Gas & Consumable Fuels–3.16%
≠	Koch Resources
	0.16% 1/11/10	15,000,000	14,999,333
	0.18% 1/22/10	20,000,000	19,997,900

			34,997,233

	Pharmaceuticals–3.16%
≠	Pfizer
	0.29% 2/17/10	15,000,000	14,994,321
	0.512% 2/1/10	20,000,000	19,991,217

			34,985,538

	Total Commercial Paper (Cost $659,568,581)		659,568,581

	CORPORATE BONDS–16.23%
	Banking–11.27%
•	Barclays Bank New York
	1.434% 1/13/10	24,750,000	24,749,621
	Citigroup
	4.625% 8/3/10	4,685,000	4,775,194
	Goldman Sachs Group
	0.551% 6/28/10	1,500,000	1,501,488
	4.50% 6/15/10	3,600,000	3,653,191
	7.80% 1/28/10	7,500,000	7,528,791
•	JPMorgan Chase
	0.285% 5/7/10	1,250,000	1,249,914
	Morgan Stanley
•	0.375% 5/7/10	1,000,000	995,377
	0.564% 1/15/10	8,750,000	8,737,080
•	2.373% 5/14/10	2,000,000	1,992,080
	4.00% 1/15/10	4,500,000	4,498,546
	4.25% 5/15/10	11,000,000	11,071,088
•	National City
	0.424% 6/16/10	15,000,000	14,888,497
	National City Bank
	4.50% 3/15/10	7,480,000	7,493,034
	PNC Funding
	4.50% 3/10/10	14,500,000	14,498,538
	Wachovia
•	0.406% 6/1/10	3,000,000	2,976,283
	4.375% 6/1/10	1,815,000	1,839,595
	Wells Fargo
•	0.332% 3/22/10	1,000,000	998,479
	0.711% 1/29/10	5,000,000	5,000,000
	4.20% 1/15/10	6,305,000	6,309,823

			124,756,619

	Diversified Financial Services–2.06%
	Credit Suisse First Boston USA
	4.125% 1/15/10	22,750,000	22,758,464

			22,758,464

	Food Staples & Retailing–0.36%
	Wal-Mart Stores
	4.125% 7/1/10	3,875,000	3,946,070

			3,946,070

	Household Products–0.90%
•	Procter & Gamble International Finance
	0.525% 2/8/10	10,000,000	10,000,000

			10,000,000

	Insurance–0.18%
	Berkshire Hathaway Finance
	4.125% 1/15/10	2,000,000	2,002,855

			2,002,855

	Telecommunications–1.46%
•	AT&T
	0.378% 2/5/10	6,000,000	6,000,321
#	BellSouth 144A
	0.60% 4/26/10	10,000,000	10,138,055

			16,138,376

	Total Corporate Bonds (Cost $179,602,384)		179,602,384

	MUNICIPAL BONDS–7.96%
	State General Obligation Bond–2.71%
	California State Revenue Anticipation Notes Subordinate Series A-1
	3.00% 5/25/10	29,750,000	29,953,580

			29,953,580

	•Variable Demand Notes–5.25%
	District of Columbia Series C 0.20% 6/1/26 (LOC–JP Morgan Chase Bank)	9,000,000	9,000,000
	Maryland State Health & Higher Educational Facilities Authority Revenue (Pooled Loan Program) Series B
	0.21% 4/1/35	12,600,000	12,600,000
	Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Refunding (Vanderbilt University) Series A
	0.17% 7/1/18	5,000,000	5,000,000
	Nassau Health Care Revenue New York 0.35% 8/1/29 (LOC–JP Morgan Chase Bank)	9,000,000	9,000,000

LVIP Money Market Fund–5

LVIP Money Market Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

MUNICIPAL BONDS (continued)
Variable Demand Notes (continued)

New York, New York City Health & Hospital Revenue Health System Series E 0.22% 2/15/26 (LOC–JP Morgan Chase Bank)	$12,500,000	$12,500,000
Washington State Health Care Facilities Authority Revenue (Catholic Health) Series A-4 0.17% 12/1/36	$10,000,000	$10,000,000

Total Municipal Bonds (Cost $88,053,580)		88,053,580

TOTAL VALUE OF SECURITIES–100.21% (Cost $1,108,971,129) Δ	1,108,971,129

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.21%)	(2,307,550)

NET ASSETS APPLICABLE TO 110,666,128 SHARES OUTSTANDING–100.00%	$1,106,663,579

NET ASSET VALUE–LVIP MONEY MARKET FUND STANDARD CLASS ($657,041,093 / 65,702,873 Shares)	$10.000

NET ASSET VALUE–LVIP MONEY MARKET FUND SERVICE CLASS ($449,622,486 / 44,963,255 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$1,106,659,342
Undistributed net investment income	137
Accumulated net realized gain on investments	4,100

Total net assets	$1,106,663,579

≠	The rate shown is the effective yield at the time of purchase.

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $10,138,055, which represented 0.92% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

Δ Also the cost for federal income tax purposes.

LOC–Letter of Credit

See accompanying notes

LVIP Money Market Fund–6

LVIP Money Market Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$10,090,351

EXPENSES:
Management fees	4,654,902
Distribution expenses–Service Class	1,427,809
Accounting and administration expenses	652,357
Treasury guaranty program	183,804
Reports and statements to shareholders	152,867
Professional fees	79,766
Trustees’ fees	57,329
Custodian fees	18,125
Other	52,541

7,279,500
Less waived distribution expenses–Service Class	(152,443)

Total operating expenses	7,127,057

NET INVESTMENT INCOME	2,963,294

NET REALIZED GAIN ON INVESTMENTS	4,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,967,394

See accompanying notes

LVIP Money Market Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,963,294	$25,966,496
Net realized gain on investments	4,100	14,615

Net increase in net assets resulting from operations	2,967,394	25,981,111

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,460,977)	(17,115,956)
Service Class	(502,188)	(8,850,532)
Net realized gain on investments:
Standard Class	(8,501)	(3,216)
Service Class	(6,114)	(1,871)

	(2,977,780)	(25,971,575)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	476,962,606	720,655,339
Service Class	329,427,928	759,484,842
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,453,957	17,118,558
Service Class	502,655	8,852,033

	809,347,146	1,506,110,772

Cost of shares repurchased:
Standard Class	(713,910,557)	(466,854,793)
Service Class	(529,703,739)	(411,046,843)

	(1,243,614,296)	(877,901,636)

Increase (decrease) in net assets derived from capital share transactions	(434,267,150)	628,209,136

NET INCREASE (DECREASE) IN NET ASSETS	(434,277,536)	628,218,672
NET ASSETS:
Beginning of year	1,540,941,115	912,722,443

End of year (including undistributed net investment income of $137 and $8, respectively)	$1,106,663,579	$1,540,941,115

See accompanying notes

LVIP Money Market Fund–7

LVIP Money Market Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.034	0.232	0.484	0.457	0.278

Total from investment operations	0.034	0.232	0.484	0.457	0.278

Less dividends and distributions from:[1]
Net investment income	(0.034)	(0.232)	(0.484)	(0.457)	(0.278)

Total dividends and distributions	(0.034)	(0.232)	(0.484)	(0.457)	(0.278)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	0.32%	2.34%	4.97%	4.68%	2.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$657,041	$891,527	$620,605	$444,150	$331,371
Ratio of expenses to average net assets	0.43%	0.43%	0.44%	0.49%	0.54%
Ratio of net investment income to average net assets	0.31%	2.23%	4.84%	4.62%	2.78%

[1]	For the years ended December 31, 2009 and 2008, net realized gain on investments distributions of $8,501 and $3,216, respectively, were made by the Fund, which calculates to deminimus amounts of $0.000 and $0.000 per share, respectively.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Money Market Fund–8

LVIP Money Market Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class
			Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.009	0.207	0.459	0.432	0.253

Total from investment operations	0.009	0.207	0.459	0.432	0.253

Less dividends and distributions from:[1]
Net investment income	(0.009)	(0.207)	(0.459)	(0.432)	(0.253)

Total dividends and distributions	(0.009)	(0.207)	(0.459)	(0.432)	(0.253)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	0.08%	2.10%	4.72%	4.43%	2.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$449,623	$649,414	$292,117	$176,812	$84,535
Ratio of expenses to average net assets	0.65%	0.68%	0.69%	0.74%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.68%	—	—	—	—
Ratio of net investment income to average net assets	0.09%	1.98%	4.59%	4.37%	2.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.06%	—	—	—	—

[1]	For the years ended December 31, 2009 and 2008, net realized gain on investments distributions of $6,114 and $1,871, respectively, were made by the Fund, which calculates to deminimus amounts of $0.000 and $0.000 per share, respectively.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Money Market Fund–9

LVIP Money Market Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income while maintaining stability of net asset value and preservation of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and until January 4, 2010, an affiliate of LIAC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.18% of the Fund’s average daily net assets.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $34,094 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $98,346 and $42,596, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a

LVIP Money Market Fund–10

LVIP Money Market Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees (Board). Effective November 13, 2009, the Trust implemented a 0.10% waiver to reduce this amount to 0.15%. Prior to November 13, 2009, the Trust had implemented a 0.05% waiver to reduce this amount to 0.20%. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares. LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. As of December 31, 2009, LFD had waived $152,443, which is subject to reimbursement.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$333,617
Fees payable to DSC	2,382
Distribution fees payable to LFD	59,070

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

Level 2
Agency Obligations	$39,246,584
Corporate Debt	179,602,384
Municipal Bonds	88,053,580
Short-Term	802,068,581

Total	$1,108,971,129

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$2,977,780	$25,971,575

LVIP Money Market Fund–11

LVIP Money Market Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,106,659,342
Undistributed ordinary income	4,237

Net assets	$1,106,663,579

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	47,696,242	72,065,570
Service Class	32,942,799	75,948,504
Shares issued upon reinvestment of dividends and distributions:
Standard Class	245,396	1,711,856
Service Class	50,265	885,203

	80,934,702	150,611,133

Shares repurchased:
Standard Class	(71,391,056)	(46,685,497)
Service Class	(52,970,374)	(41,104,710)

	(124,361,430)	(87,790,207)

Net increase (decrease)	(43,426,728)	62,820,926

7.	Credit and Market Risk
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 59.75% of net assets at December 31, 2009. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. As of December 31, 2009, there were no Section 4(2) securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

8.	Guaranty Program
The Fund participated in the U.S. Treasury’s Temporary Guaranty Program for Money Market Funds (Program) from September 19, 2008, the program’s inception date, to September 18, 2009, the program’s termination date. The cost of participating in the Program was borne by the Fund. Subject to certain conditions and limitations, the Program guaranteed to each shareholder as of September 19, 2008 the lesser of the value of his/her investment in the Fund as of that date, or the value of the account at the time the net asset value of the Fund fell below $9.95. The Program was intended to protect those assets against loss if the Fund liquidated its holdings and it was determined that shareholders would, absent the Program, receive less than $10 per share.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Money Market Fund–13

LVIP Money Market Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Money Market Fund–14

LVIP Money Market Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DMC. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of money market funds and the Citigroup 3-Month T-Bill Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one, three and five year periods and that the Fund had outperformed the benchmark index for all periods reviewed. The Board concluded that the services provided by DMC were good.

The Board reviewed the sub-advisory fee and the fees charged to other registered funds managed by DMC. The Board considered that although the sub-advisory fee was higher than the average sub-advisory fee in the Lipper contractual sub-advisor fees expense group, that the overall management fee paid by the Fund was close to the average of the Lipper expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by DMC regarding DMC’s estimated profitability from providing sub-advisory services to the Funds, and that LIAC compensates DMC from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions – Renewal of Advisory and Sub-Advisory Agreements

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

Approval of New Sub-Advisory Agreement with DMC

The Board of Trustees reported that they reviewed materials provided by DMC and Macquarie Bank Limited (Macquarie) in connection with Macquarie’s agreement to purchase DMC from the Lincoln organization (the “transaction”) at the September 10 and 11, 2009 Board meeting. As the transaction would cause the existing sub-advisory agreement between the LIAC and DMC to terminate, the Board was asked to approve new sub-advisory agreement to take effect upon the termination of the existing sub-advisory agreement. DMC and Macquarie provided the Board with information on the Macquarie organization including its U.S.-based registered investment advisers and the anticipated impact of the transaction on DMC’s business, operations and personnel. A DMC senior executive attended the September 10 and 11, 2009 Board meeting to discuss the transaction with the Board and responded to questions from the Board regarding the transaction and the anticipated impact of the transaction on DMC and the funds sub-advised by DMC. The Independent Trustees requested additional information concerning the impact of the Macquarie transaction on the funds sub-advised by Delaware and the other funds in the Trust including information regarding DMC’s financial position following the transaction and information regarding additional costs to be borne by the funds in the Trust as a result of the transaction as services available because DMC was an affiliate would no longer be available from the former affiliate following the closing of the transaction, which information was provided by management. The Board reviewed and considered the additional information during a special telephonic Board meeting held on October 13, 2009. After further discussion, the Board approved the new sub-advisory agreements on December 7 and 8, 2009 at an in-person meeting.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and management to consider approval of the new sub-advisory agreements. The Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of sub-advisory agreements. The Independent Trustees considered that they had renewed the sub-advisory agreement for the Fund at an in-person meeting on September 10-11, 2009 after an extensive review process. The Independent Trustees also considered DMC’s representation that there were no material changes to the information provided by DMC as part of the September contract renewal process. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based on their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the new sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval of the new sub-advisory agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

The Board considered management’s representation that management would ensure that for a three year period, that at least 75% of the members of the Board are independent (the Board currently meets this requirement) and that for a two year period after the closing of the transaction, management will ensure that no “unfair burden”

LVIP Money Market Fund–15

LVIP Money Market Fund
Other Fund Information (continued)

Approval of New Sub-Advisory Agreement with DMC (continued)

(as defined under Section 15(f) of the 1940 Act) be imposed on the funds as a result of the transaction. The Board also considered that the funds would not pay any of the costs associated with Board approval of the new sub-advisory agreement or the information statement provided to shareholders.

The Board considered DMC’s representation that there would be no material impact on the day-to-day operations of the funds, that the investment management teams responsible for the funds were not expected to change, that there would be no significant change to the executive, administrative or support staff of DMC, that DMC intends to continue to provide the same level of services to the funds, and that there would be no immediate changes to the compliance policies and procedures as a result of the transaction. The Board noted that the proposed sub-advisory agreement was identical to the current agreement (except for the dates), and that there would be no change in the sub-advisory fees.

Overall Conclusions – New Sub-Advisory Agreement with DMC

Based on all the information considered and conclusions reached, the Board determined that the terms of the new sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund. The Board unanimously approved the new sub-advisory agreement.

LVIP Money Market Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Money Market Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund–18

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP SSgA S&P 500 Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	13
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	20
Other Fund Information	21
Officer/Trustee Information	23

LVIP SSgA S&P 500 Index Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 26.11% (Standard Class with distributions reinvested) for the year fiscal ended December 31, 2009, while its benchmark, the S&P 500 Index*, returned 26.46%.

The U.S. stock market started 2009 much the same way it ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. The S&P 500 Index* rose in the last three weeks of March when some good news helped spark some optimism in the market. Despite this furious rally, the S&P 500 Index* ended the first quarter with a loss.

The rally that started in March gained momentum over the next two quarters. The S&P 500 Index* gained in each of the next two quarters as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The S&P 500 Index* ended the year with a gain. The rally in the middle of the year was the strongest surge seen since the middle of the 1970’s, when the country was emerging from a deep recession. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy, including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. After six straight quarters of negative returns, the gains during the final three quarters of 2009 gave investors some relief after a long, difficult period.

The stock market rally spread across all sectors during the year. Nine of the ten Global Industry Classification Standard (GICS) sectors posted double digit returns for the year. Technology stocks led the rally and consumer discretionary stocks rose during the year. Telecommunication stocks were the laggard during the year. It’s reasonable to infer that these results reflect changing views on the economy and improved sentiment on more aggressive sectors (such as technology and consumer discretionary.) The more defensive sectors such as telecommunications and utilities did not fully participate in the rally, but still managed solid gains.

While the vast majority of stocks in the index posted gains during the year, not every company managed to survive. The most notable exception was General Motors (GM). The automaker was a long standing member of the Dow Jones Industrial Average, and for years the company was a stalwart of American industry. Years of falling sales and high unit costs (relative to peers) combined with the worst recession in decades to finally cause the collapse of GM. The U.S. government arranged a quick turnaround in bankruptcy court, and is now the largest owner of the company.

On a sector basis, the Fund’s performance benefited from all sectors with the information technology, consumer discretionary and financials sectors contributing the most and the utilities, telecommunication services and energy sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Apple Inc., Microsoft Corp. and International Business Machines Corp. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Exxon Mobil Corp., Citigroup Inc. and General Electric Co.

The Fund seeks to replicate the returns and characteristics of the S&P 500 Index*. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the S&P 500 Index* in approximately their index weight. The Fund has tracked inline with the S&P 500 Index*. The Fund may not always track the performance of the S&P 500 Index* perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, S&P 500 Index*. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Passive Fixed Income Team
SSgA Funds Management, Inc.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund
2008 Annual Report Commentary (continued)

Growth of $10,000 invested 05/01/00 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA S&P 500 Index Fund Standard Class shares on 5/1/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,917. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have decreased to $9,091. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+26.11%

Five Years	+0.16%

Inception (5/1/00)	−1.18%

Service Class Shares

One Year	+25.78%

Inception (4/30/07)	−8.51%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-advisor.

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Disclosure
     of Fund Expenses
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,224.40	0.32%	$1.79
Service Class Shares	1,000.00	1,222.80	0.57%	3.19

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.59	0.32%	$1.63
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.49%

Aerospace & Defense	2.64%
Air Freight & Logistics	0.97%
Airlines	0.08%
Auto Components	0.21%
Automobiles	0.37%
Beverages	2.56%
Biotechnology	1.50%
Building Products	0.05%
Capital Markets	2.67%
Chemicals	1.88%
Commercial Banks	2.66%
Commercial Services & Supplies	0.51%
Communications Equipment	2.79%
Computers & Peripherals	5.74%
Construction & Engineering	0.16%
Construction Materials	0.06%
Consumer Finance	0.76%
Containers & Packaging	0.19%
Distributors	0.06%
Diversified Consumer Services	0.18%
Diversified Financial Services	4.16%
Diversified Telecommunication Services	2.77%
Electric Utilities	1.94%
Electrical Equipment	0.48%
Electronic Equipment, Instruments & Components	0.29%
Energy Equipment & Services	1.78%
Food & Staples Retailing	2.60%
Food Products	1.59%
Gas Utilities	0.15%
Health Care Equipment & Supplies	1.91%
Health Care Providers & Services	2.09%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	1.41%
Household Durables	0.40%
Household Products	2.45%
Independent Power Producers & Energy Traders	0.15%
Industrial Conglomerates	2.19%
Insurance	2.32%
Internet & Catalog Retail	0.59%
Internet Software & Services	2.03%
IT Services	1.57%
Leisure Equipment & Products	0.12%
Life Sciences Tools & Services	0.39%
Machinery	1.51%
Media	2.78%
Metals & Mining	1.06%
Multiline Retail	0.79%
Multi-Utilities	1.34%
Office Electronics	0.07%
Oil, Gas & Consumable Fuels	9.33%
Paper & Forest Products	0.25%
Personal Products	0.35%
Pharmaceuticals	6.23%
Professional Services	0.14%
Real Estate Investment Trusts	1.14%
Real Estate Management & Development	0.04%
Road & Rail	0.94%
Semiconductors & Semiconductor Equipment	2.51%
Software	4.20%
Specialty Retail	1.89%
Textiles, Apparel & Luxury Goods	0.47%
Thrift & Mortgage Finance	0.11%
Tobacco	1.49%
Trading Companies & Distributors	0.11%
Wireless Telecommunication Services	0.29%

U.S. Treasury Obligation	0.29%

Short-Term Investment	4.02%

Total Value of Securities	100.80%

Liabilities Net of Receivables and Other Assets	(0.80%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	3.15%
Microsoft	2.29%
Apple	1.85%
Johnson & Johnson	1.73%
Procter & Gamble	1.73%
International Business Machines	1.68%
AT&T	1.61%
JPMorgan Chase	1.60%
General Electric	1.57%
Chevron	1.51%

Total	18.72%

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.49%
	Aerospace & Defense–2.64%
	Boeing	49,118	$2,658,757
	General Dynamics	26,194	1,785,645
	Goodrich	8,483	545,033
	Honeywell International	52,401	2,054,119
	ITT	11,977	595,736
	L-3 Communications Holdings	7,679	667,689
	Lockheed Martin	21,908	1,650,768
	Northrop Grumman	21,989	1,228,086
	Precision Castparts	9,760	1,077,016
	Raytheon	26,246	1,352,194
	Rockwell Collins	10,667	590,525
	United Technologies	64,100	4,449,181

			18,654,749

	Air Freight & Logistics–0.97%
	Expeditors International of Washington	14,471	502,578
	FedEx	21,340	1,780,823
	Robinson (C.H.) Worldwide	11,225	659,244
	United Parcel Service Class B	67,891	3,894,907

			6,837,552

	Airlines–0.08%
	Southwest Airlines	50,162	573,352

			573,352

	Auto Components–0.21%
†	Goodyear Tire & Rubber	16,280	229,548
	Johnson Controls	45,755	1,246,366

			1,475,914

	Automobiles–0.37%
†	Ford Motor	227,046	2,270,460
	Harley-Davidson	15,093	380,344

			2,650,804

	Beverages–2.56%
	Brown-Forman Class B	6,941	371,829
	Coca Cola	159,830	9,110,309
	Coca-Cola Enterprises	21,909	464,471
†	Constellation Brands Class A	15,250	242,933
	DR Pepper Snapple Group	17,200	486,760
	Molson Coors Brewing Class B	10,160	458,826
	Pepsi Bottling Group	10,084	378,150
	PepsiCo	107,747	6,551,018

			18,064,296

	Biotechnology–1.50%
†	Amgen	69,205	3,914,926
†	Biogen Idec	19,969	1,068,342
†	Celgene	30,901	1,720,568
†	Cephalon	4,800	299,568
†	Genzyme	18,442	903,842
†	Gilead Sciences	62,589	2,708,852

			10,616,098

	Building Products–0.05%
	Masco	25,727	355,290

			355,290

	Capital Markets–2.67%
	Ameriprise Financial	17,106	664,055
	Bank of New York Mellon	81,734	2,286,100
†	E*Trade Financial	91,358	159,877
	Federated Investors Class B	7,090	194,975
	Franklin Resources	10,464	1,102,382
	Goldman Sachs Group	35,116	5,928,985
	Invesco	30,900	725,841
	Janus Capital Group	13,111	176,343
	Legg Mason	10,333	311,643
	Morgan Stanley	93,206	2,758,898
	Northern Trust	16,617	870,731
	Schwab (Charles)	66,393	1,249,516
¤	State Street	33,799	1,471,608
	T. Rowe Price Group	17,778	946,679

			18,847,633

	Chemicals–1.88%
	Air Products & Chemicals	14,204	1,151,376
	Airgas	5,100	242,760
	CF Industries Holdings	2,930	265,985
	Dow Chemical	77,113	2,130,632
	duPont (E.I.) deNemours	63,063	2,123,331
	Eastman Chemical	4,524	272,526
	Ecolab	17,039	759,769
	FMC	4,600	256,496
	International Flavors & Fragrances	5,772	237,460
	Monsanto	37,866	3,095,546
	PPG Industries	10,833	634,164
	Praxair	20,833	1,673,098
	Sigma-Aldrich	8,454	427,181

			13,270,324

	Commercial Banks–2.66%
	BB&T	47,078	1,194,369
	Comerica	10,761	318,203
	Fifth Third Bancorp	57,237	558,061
†	First Horizon National	14,341	192,163
	Huntington Bancshares	53,346	194,713
	KeyCorp	63,244	351,004
	M&T Bank	5,921	396,056
	Marshall & Ilsley	38,828	211,613
	PNC Financial Services Group	31,923	1,685,215
	Regions Financial	76,433	404,331
	SunTrust Banks	34,862	707,350
	U.S. Bancorp	130,472	2,936,925
	Wells Fargo	352,398	9,511,221
	Zions Bancorp	9,321	119,588

			18,780,812

	Commercial Services & Supplies–0.51%
	Avery-Dennison	8,173	298,233
	Cintas	9,226	240,337

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Services & Supplies (continued)

	Donnelley (R.R.) & Sons	15,411	$343,203
†	Iron Mountain	13,300	302,708
	Pitney Bowes	13,968	317,912
	Republic Services	21,540	609,797
†	Stericycle	5,900	325,503
	Waste Management	33,774	1,141,899

			3,579,592

	Communications Equipment–2.79%
†	Cisco Systems	396,674	9,496,376
	Corning	104,656	2,020,907
	Harris	9,300	442,215
†	JDS Uniphase	19,602	161,717
†	Juniper Networks	35,993	959,933
†	Motorola	154,538	1,199,215
	QUALCOMM	114,063	5,276,554
†	Tellabs	27,032	153,542

			19,710,459

	Computers & Peripherals–5.74%
†	Apple	61,998	13,072,898
†	Dell	118,041	1,695,069
†	EMC	142,077	2,482,085
	Hewlett Packard	163,529	8,423,379
	International Business Machines	90,540	11,851,686
†	Lexmark International Class A	4,934	128,185
†	NetApp	22,103	760,122
†	QLogic	7,082	133,637
†	SanDisk	16,404	475,552
†	Sun Microsystems	50,720	475,246
†	Teradata	12,532	393,881
†	Western Digital	15,500	684,325

			40,576,065

	Construction & Engineering–0.16%
	Fluor	11,820	532,373
†	Jacobs Engineering Group	8,370	314,796
†	Quanta Services	15,300	318,852

			1,166,021

	Construction Materials–0.06%
	Vulcan Materials	8,379	441,322

			441,322

	Consumer Finance–0.76%
	American Express	81,440	3,299,949
	Capital One Financial	31,110	1,192,757
	Discover Financial Services	36,090	530,884
†	SLM	33,992	383,090

			5,406,680

	Containers & Packaging–0.19%
	Ball	5,886	304,306
	Bemis	6,734	199,663
†	Owens-Illinois	11,200	368,144
†	Pactiv	9,749	235,341
	Sealed Air	10,003	218,666

			1,326,120

	Distributors–0.06%
	Genuine Parts	11,244	426,822

			426,822

	Diversified Consumer Services–0.18%
†	Apollo Group Class A	8,215	497,665
	Block (H&R)	22,656	512,478
	DeVry	4,100	232,593

			1,242,736

	Diversified Financial Services–4.16%
	Bank of America	684,974	10,315,708
	Citigroup	1,332,780	4,411,502
	CME Group	4,701	1,579,301
†	IntercontinentalExchange	5,144	577,671
	JPMorgan Chase	271,547	11,315,363
†	Leucadia National	12,071	287,169
	Moody’s	12,208	327,174
†	Nasdaq OMX Group	8,700	172,434
	NYSE Euronext	17,756	449,227

			29,435,549

	Diversified Telecommunication Services–2.77%
	AT&T	406,617	11,397,476
	CenturyTel	20,435	739,951
	Frontier Communications	24,278	189,611
	Qwest Communications International	99,557	419,135
	Verizon Communications	196,149	6,498,416
	Windstream	31,464	345,789

			19,590,378

	Electric Utilities–1.94%
	Allegheny Energy	11,953	280,656
	American Electric Power	32,651	1,135,928
	Duke Energy	88,989	1,531,501
	Edison International	21,221	738,066
	Entergy	12,593	1,030,611
	Exelon	44,933	2,195,877
	FirstEnergy	21,381	993,147
	FPL Group	28,049	1,481,548
	Northeast Utilities	11,000	283,690
	Pepco Holdings	16,854	283,990
	Pinnacle West Capital	7,253	265,315
	PPL	26,259	848,428
	Progress Energy	20,042	821,922
	Southern	54,989	1,832,234

			13,722,913

	Electrical Equipment–0.48%
	Emerson Electric	52,428	2,233,433
†	First Solar	3,170	429,218

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electrical Equipment (continued)

	Rockwell Automation	9,046	$424,981
	Roper Industries	6,100	319,457

			3,407,089

	Electronic Equipment, Instruments & Components–0.29%
†	Agilent Technologies	22,888	711,130
	Amphenol Class A	11,800	544,924
†	FLIR Systems	10,900	356,648
	Jabil Circuit	14,131	245,455
	Molex	7,745	166,905

			2,025,062

	Energy Equipment & Services–1.78%
	Baker Hughes	21,624	875,340
	BJ Services	20,731	385,597
†	Cameron International	17,090	714,362
	Diamond Offshore Drilling	4,700	462,574
†	FMC Technologies	8,400	485,856
	Halliburton	61,708	1,856,794
†	Nabors Industries	20,094	439,858
	National Oilwell Varco	28,115	1,239,590
†	Rowan Companies	8,910	201,722
	Schlumberger	83,066	5,406,766
	Smith International	17,791	483,381

			12,551,840

	Food & Staples Retailing–2.60%
	Costco Wholesale	29,581	1,750,308
	CVS Caremark	96,621	3,112,162
	Kroger	44,577	915,166
	Safeway	28,596	608,809
	Supervalu	13,456	171,026
	Sysco	40,391	1,128,525
	Walgreen	68,879	2,529,237
	Wal-Mart Stores	147,187	7,867,145
†	Whole Foods Market	10,421	286,056

			18,368,434

	Food Products–1.59%
	Archer-Daniels-Midland	42,722	1,337,626
	Campbell Soup	13,760	465,088
	ConAgra Foods	29,681	684,147
†	Dean Foods	10,998	198,404
	General Mills	22,883	1,620,345
	Heinz (H.J.)	22,216	949,956
	Hershey	11,195	400,669
	Hormel Foods	5,600	215,320
	Kellogg	17,671	940,097
	Kraft Foods Class A	101,280	2,752,791
	McCormick	9,223	333,227
	Sara Lee	47,833	582,606
	Smucker (J.M.)	8,253	509,623
	Tyson Food Class A	21,382	262,357

			11,252,256

	Gas Utilities–0.15%
	EQT	9,300	408,456
	NICOR	3,119	131,310
	Questar	11,854	492,771

			1,032,537

	Health Care Equipment & Supplies–1.91%
	Bard (C.R.)	6,690	521,151
	Baxter International	41,102	2,411,865
	Becton, Dickinson	16,177	1,275,718
†	Boston Scientific	102,339	921,051
†	CareFusion	11,657	291,542
	DENTSPLY International	10,400	365,768
†	Hospira	10,864	554,064
†	Intuitive Surgical	2,500	758,300
	Medtronic	76,833	3,379,116
†	St. Jude Medical	22,115	813,390
	Stryker	19,631	988,813
†	Varian Medical Systems	9,025	422,821
†	Zimmer Holdings	14,006	827,895

			13,531,494

	Health Care Providers & Services–2.09%
	Aetna	28,910	916,447
	AmerisourceBergen	20,820	542,777
	Cardinal Health	25,315	816,156
	CIGNA	18,170	640,856
†	Coventry Health Care	9,448	229,492
†	DaVita	7,300	428,802
†	Express Scripts	19,034	1,645,489
†	Humana	11,682	512,723
†	Laboratory Corp. of America Holdings	7,317	547,604
	McKesson	18,492	1,155,750
†	Medco Health Solutions	32,262	2,061,864
†	Patterson Companies	5,476	153,218
	Quest Diagnostics	10,066	607,785
†	Tenet Healthcare	33,668	181,471
	UnitedHealth Group	80,986	2,468,454
†	WellPoint	32,070	1,869,360

			14,778,248

	Health Care Technology–0.03%
	IMS Health	11,219	236,272

			236,272

	Hotels, Restaurants & Leisure–1.41%
†	Carnival	30,173	956,182
	Darden Restaurants	8,638	302,935
	International Game Technology	20,267	380,412
	Marriott International Class A	16,227	442,186
	McDonald’s	73,791	4,607,509
†	Starbucks	50,582	1,166,421
	Starwood Hotels & Resorts Worldwide	13,144	480,676
	Wyndham Worldwide	13,569	273,687

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Hotels, Restaurants & Leisure (continued)

†	Wynn Resorts	5,000	$291,150
	Yum Brands	31,203	1,091,169

			9,992,327

	Household Durables–0.40%
	Black & Decker	4,577	296,727
	D.R. Horton	19,559	212,606
	Fortune Brands	10,293	444,658
	Harman International Industries	5,220	184,162
	Leggett & Platt	8,781	179,132
	Lennar Class A	10,307	131,620
	Newell Rubbermaid	16,394	246,074
†	Pulte Homes	22,595	225,950
	Snap-On	3,037	128,344
	Stanley Works	5,909	304,373
	Whirlpool	5,482	442,178

			2,795,824

	Household Products–2.45%
	Clorox	9,331	569,191
	Colgate-Palmolive	33,659	2,765,087
	Kimberly-Clark	28,072	1,788,467
	Procter & Gamble	201,244	12,201,407

			17,324,152

	Independent Power Producers & Energy Traders–0.15%
†	AES	43,856	583,724
	Constellation Energy Group	13,791	485,029

			1,068,753

	Industrial Conglomerates–2.19%
	3M	49,057	4,055,542
	General Electric	733,716	11,101,123
	Textron	17,349	326,335

			15,483,000

	Insurance–2.32%
	AFLAC	31,191	1,442,584
	Allstate	36,658	1,101,206
†	American International Group	9,619	288,378
	Aon	18,022	690,963
	Assurant	8,444	248,929
	Chubb	23,863	1,173,582
	Cincinnati Financial	10,139	266,047
†	Genworth Financial	30,894	350,647
	Hartford Financial Services Group	26,343	612,738
¤	Lincoln National	21,383	532,009
	Loews	25,610	930,924
	Marsh & McLennan	37,750	833,520
	MetLife	57,226	2,022,940
	Principal Financial Group	20,582	494,791
	Progressive	44,312	797,173
	Prudential Financial	31,880	1,586,349
	Torchmark	6,171	271,215
	Travelers Companies	38,224	1,905,849
	Unum Group	22,236	434,047
	XL Capital Class A	23,477	430,333

			16,414,224

	Internet & Catalog Retail–0.59%
†	Amazon.Com	22,834	3,071,629
†	Expedia	15,629	401,822
†	priceline.com	3,210	701,385

			4,174,836

	Internet Software & Services–2.03%
†	Akamai Technologies	12,297	311,483
†	Aol	7,330	170,632
†	eBay	77,709	1,829,270
†	Google Class A	16,626	10,307,787
†	VeriSign	14,159	343,214
†	Yahoo	81,886	1,374,047

			14,336,433

	IT Services–1.57%
†	Affiliated Computer Services Class A	6,588	393,238
	Automatic Data Processing	34,845	1,492,063
†	Cognizant Technology Solutions Class A	20,981	950,439
†	Computer Sciences	10,121	582,261
	Fidelity National Information Services	23,314	546,480
†	Fiserv	10,651	516,360
	Lender Processing Services	346	14,068
	MasterCard Class A	6,500	1,663,870
	Paychex	21,154	648,159
†	SAIC	19,900	376,906
	Total System Services	14,143	244,250
	Visa Class A	31,200	2,728,752
	Western Union	48,882	921,426

			11,078,272

	Leisure Equipment & Products–0.12%
†	Eastman Kodak	15,489	65,364
	Hasbro	8,677	278,185
	Mattel	25,008	499,659

			843,208

	Life Sciences Tools & Services–0.39%
†	Life Technologies	11,766	614,538
†	Millipore	3,953	286,000
	PerkinElmer	6,441	132,620
†	Thermo Fisher Scientific	27,885	1,329,835
†	Waters	6,259	387,808

			2,750,801

	Machinery–1.51%
	Caterpillar	43,386	2,472,568
	Cummins	13,252	607,737
	Danaher	18,336	1,378,867
	Deere	28,490	1,541,024

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Machinery (continued)

	Dover	12,720	$529,279
	Eaton	10,917	694,540
	Flowserve	3,900	368,667
	Illinois Tool Works	26,004	1,247,932
	PACCAR	25,548	926,626
	Pall	8,606	311,537
	Parker Hannifin	10,829	583,467

			10,662,244

	Media–2.78%
	CBS Class B	45,259	635,889
	Comcast Class A	195,368	3,293,904
†	DIRECTV Group	66,754	2,226,246
	Disney (Walt)	127,559	4,113,778
	Gannett	18,571	275,779
†	Interpublic Group	35,376	261,075
	McGraw-Hill Companies	20,401	683,638
	Meredith	3,371	103,995
†	New York Times Class A	5,226	64,593
	News Class A	155,232	2,125,126
	Omnicom Group	22,279	872,223
	Scripps Networks Interactive Class A	5,156	213,974
	Time Warner	81,425	2,372,725
	Time Warner Cable	24,591	1,017,821
†	Viacom Class B	41,240	1,226,065
	Washington Post Class B	333	146,387

			19,633,218

	Metals & Mining–1.06%
	AK Steel Holding	5,700	121,695
	Alcoa	68,484	1,103,962
	Allegheny Technologies	7,197	322,210
	Cliffs Natural Resources	8,500	391,765
	Freeport-McMoRan Copper & Gold Class B	29,960	2,405,488
	Newmont Mining	33,630	1,591,035
	Nucor	21,701	1,012,352
†	Tittanium Metals	3,484	43,620
	United States Steel	9,674	533,231

			7,525,358

	Multiline Retail–0.79%
†	Big Lots	6,206	179,850
	Family Dollar Stores	10,367	288,514
†	Kohl’s	20,631	1,112,630
	Macy’s	28,550	478,498
	Nordstrom	10,384	390,231
	Penney (J.C.)	14,699	391,140
†	Sears Holdings	2,903	242,255
	Target	51,194	2,476,254

			5,559,372

	Multi-Utilities–1.34%
	Ameren	17,010	475,430
	CenterPoint Energy	28,141	408,326
	CMS Energy	16,504	258,453
	Consolidated Edison	19,535	887,475
	Dominion Resources	40,875	1,590,855
	DTE Energy	11,731	511,354
	Integrys Energy Group	5,953	249,966
	NiSource	19,958	306,954
	PG&E	25,234	1,126,698
	Public Service Enterprise Group	34,229	1,138,114
	SCANA	6,800	256,224
	Sempra Energy	17,065	955,299
	TECO Energy	16,247	263,526
	Wisconsin Energy	8,400	418,572
	Xcel Energy	29,950	635,839

			9,483,085

	Office Electronics–0.07%
	Xerox	57,984	490,545

			490,545

	Oil, Gas & Consumable Fuels–9.33%
	Anadarko Petroleum	33,561	2,094,878
	Apache	22,973	2,370,124
	Cabot Oil & Gas	6,400	278,976
	Chesapeake Energy	44,501	1,151,686
	Chevron	138,300	10,647,717
	ConocoPhillips	102,621	5,240,854
	Consol Energy	12,228	608,954
†	Denbury Resources	17,800	263,440
	Devon Energy	31,004	2,278,794
	El Paso	48,180	473,609
	EOG Resources	17,520	1,704,696
	Exxon Mobil	326,616	22,271,944
	Hess	19,465	1,177,633
	Marathon Oil	48,808	1,523,786
	Massey Energy	6,700	281,467
	Murphy Oil	12,302	666,768
	Noble Energy	12,354	879,852
	Occidental Petroleum	55,505	4,515,332
	Peabody Energy	17,512	791,718
	Pioneer Natural Resources	8,300	399,811
	Range Resources	10,452	521,032
†	Southwestern Energy	23,400	1,127,880
	Spectra Energy	45,500	933,205
	Sunoco	7,866	205,303
	Tesoro	10,142	137,424
	Valero Energy	40,794	683,300
	Williams Companies	41,705	879,141
	XTO Energy	39,411	1,833,794

			65,943,118

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Paper & Forest Products–0.25%
	International Paper	28,518	$763,712
	MeadWestvaco	12,743	364,832
	Weyerhaeuser	14,100	608,274

			1,736,818

	Personal Products–0.35%
	Avon Products	29,538	930,447
	Estee Lauder Companies Class A	7,585	366,811
	Mead Johnson Nutrition Class A	27,110	1,184,688

			2,481,946

	Pharmaceuticals–6.23%
	Abbott Laboratories	106,884	5,770,667
	Allergan	20,771	1,308,781
	Bristol-Myers Squibb	117,260	2,960,815
†	Forest Laboratories	20,091	645,122
	Johnson & Johnson	190,056	12,241,506
†	King Pharmaceuticals	19,673	241,388
	Lilly (Eli)	68,381	2,441,886
	Merck	210,735	7,700,256
†	Mylan	18,898	348,290
	Pfizer	556,229	10,117,805
†	Watson Pharmaceutical	6,514	258,020

			44,034,536

	Professional Services–0.14%
	Dun & Bradstreet	3,700	312,169
	Equifax	8,859	273,655
†	Monster Worldwide	10,518	183,013
	Robert Half International	9,474	253,240

			1,022,077

	Real Estate Investment Trusts–1.14%
	Apartment Investment & Management Class A	5,982	95,233
	AvalonBay Communities	5,584	458,502
	Boston Properties	9,209	617,648
	Developers Diversified Realty	346	3,204
	Equity Residential	18,162	613,512
	HCP	19,140	584,536
	Health Care REIT	8,300	367,856
†	Host Hotels & Resorts	44,689	521,519
	Kimco Realty	29,551	399,825
	Plum Creek Timber	11,675	440,848
	ProLogis	29,989	410,549
	Public Storage	9,316	758,789
	Simon Property Group	19,989	1,595,101
	Ventas	10,900	476,766
	Vornado Realty Trust	10,693	747,877

			8,091,765

	Real Estate Management & Development–0.04%
†	CB Richard Ellis Group Class A	20,953	284,332

			284,332

	Road & Rail–0.94%
	Burlington Northern Santa Fe	17,780	1,753,464
	CSX	26,471	1,283,579
	Norfolk Southern	24,876	1,304,000
	Ryder System	3,005	123,716
	Union Pacific	34,652	2,214,262

			6,679,021

	Semiconductors & Semiconductor Equipment–2.51%
†	Advanced Micro Devices	41,783	404,459
	Altera	20,636	466,993
	Analog Devices	19,557	617,610
	Applied Materials	89,862	1,252,676
†	Broadcom Class A	29,786	936,770
	Intel	381,090	7,774,237
	KLA-Tencor	10,821	391,287
	Linear Technology	15,378	469,644
†	LSI	41,287	248,135
†	MEMC Electronic Materials	12,421	169,174
	Microchip Technology	12,541	364,441
†	Micron Technology	58,284	615,479
	National Semiconductor	17,872	274,514
†	Novellus Systems	8,032	187,467
†	NVIDIA	36,558	682,903
†	Teradyne	13,763	147,677
	Texas Instruments	87,460	2,279,208
	Xilinx	18,454	462,457

			17,745,131

	Software–4.20%
†	Adobe Systems	35,119	1,291,677
†	Autodesk	16,237	412,582
†	BMC Software	12,275	492,228
	CA	26,104	586,296
†	Citrix Systems	12,327	512,926
†	Compuware	16,340	118,138
†	Electronics Arts	21,552	382,548
†	Intuit	21,210	651,359
†	McAfee	10,600	430,042
	Microsoft	531,774	16,213,789
†	Novell	24,789	102,874
	Oracle	270,039	6,626,757
†	Red Hat	11,600	358,440
†	salesforce.com	7,300	538,521
†	Symantec	56,327	1,007,690

			29,725,867

	Specialty Retail–1.89%
	Abercrombie & Fitch Class A	6,832	238,095
†	AutoNation	6,035	115,570
†	AutoZone	2,089	330,208
†	Bed Bath & Beyond	17,012	657,174
	Best Buy	23,520	928,099
†	GameStop Class A	11,644	255,469
	Gap	34,218	716,867
	Home Depot	116,193	3,361,463

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Specialty Retail (continued)

	Limited Brands	20,165	$387,975
	Lowe’s Companies	100,647	2,354,133
†	Office Depot	13,224	85,295
†	O’Reilly Automotive	9,300	354,516
	RadioShack	10,347	201,767
	Ross Stores	8,100	345,951
	Sherwin-Williams	6,740	415,521
	Staples	48,845	1,201,099
	Tiffany	8,828	379,604
	TJX Companies	28,241	1,032,209

			13,361,015

	Textiles, Apparel & Luxury Goods–0.47%
	Coach	20,862	762,089
	NIKE Class B	26,632	1,759,576
	Polo Ralph Lauren	4,158	336,715
	VF	6,031	441,710

			3,300,090

	Thrift & Mortgage Finance–0.11%
	Hudson City Bancorp	29,902	410,555
	People’s United Financial	23,200	387,440
†	Washington Mutual	60,460	8,434

			806,429

	Tobacco–1.49%
	Altria Group	141,935	2,786,184
	Lorillard	10,825	868,490
	Philip Morris International	130,011	6,265,230
	Reynolds American	11,269	596,919

			10,516,823

	Trading Companies & Distributors–0.11%
	Fastenal	8,800	366,432
	Grainger (W.W.)	4,383	424,406

			790,838

	Wireless Telecommunication Services–0.29%
†	American Tower Class A	27,062	1,169,349
†	MetroPCS Communications	17,500	133,525
†	Sprint Nextel	206,704	756,537

			2,059,411

	Total Common Stock (Cost $706,456,080)		682,129,582

		Principal
		Amount
		(U.S. $)

¥#	U.S. TREASURY OBLIGATION–0.29%
	U.S. Treasury Bill 0.018% 3/11/10	$2,028,000	2,027,870

	Total U.S. Treasury Obligation (Cost $2,027,932)		2,027,870

		Number
		of Shares

	SHORT-TERM INVESTMENT–4.02%
	Money Market Mutual Fund–4.02%
	Dreyfus Treasury & Agency Cash Management Fund	28,420,482	28,420,482

	Total Short-Term Investment (Cost $28,420,482)		28,420,482

TOTAL VALUE OF SECURITIES–100.80% (Cost $736,904,494)	712,577,934
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.80%)	(5,632,572)

NET ASSETS APPLICABLE TO 90,991,267 SHARES OUTSTANDING–100.00%	$706,945,362

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($478,447,494 / 61,594,938 Shares)	$7.768

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($228,497,868 / 29,396,329 Shares)	$7.773

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$782,335,834
Undistributed net investment income	2,634,725
Accumulated net realized loss on investments	(53,860,066)
Net unrealized depreciation of investments	(24,165,131)

Total net assets	$706,945,362

†	Non income producing security.

¥	The rate shown is the effective yield at the time of purchase.

#	Fully or partially pledged as collateral for financial futures contracts.

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index
Statement of Net Assets (continued)

¤ Considered an affiliated company. See Note 2 in “Notes to Financial Statements.” Investments in companies considered to be affiliates of the Fund were as follows:

	Balance at	Gross	Gross	Realized Loss	Value	Dividend
Company	Beginning of Year	Additions	Reductions	During the Year	12/31/09	Income
Lincoln National	$246,484	$122,769	$—	$—	$532,009	$3,254
State Street	877,020	737,200	(412,827)	(97,448)	1,471,608	1,253

	$1,123,504				$2,003,617

The following financial futures contract was outstanding at December 31, 2009:

Financial Futures Contract1

Contract	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation
436 S&P 500 E-mini	$24,051,831	$24,213,260	3/19/10	$161,429

The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$12,368,965
Interest	2,742

12,371,707

EXPENSES:
Management fees	1,275,457
Distribution expenses-Service Class	348,516
Accounting and administrative fees	249,880
Reports and statements to shareholders	89,016
S&P license fees	48,116
Professional fees	31,149
Trustees’ fees	16,556
Custodian fees	11,691
Other	23,536

2,093,917
Less expenses waived/reimbursed	(82,361)

Total operating expenses	2,011,556

NET INVESTMENT INCOME	10,360,151

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(35,019,335)
Future contracts	5,050,876

Net realized loss	(29,968,459)
Net change in unrealized appreciation/depreciation of investments	163,281,125

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	133,312,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,672,817

See accompanying notes

LVIP SSgA S&P 500 Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,360,151	$9,545,619
Net realized loss on investments	(29,968,459)	(11,371,980)
Net change in unrealized appreciation/depreciation of investments	163,281,125	(209,631,971)

Net increase (decrease) in net assets resulting from operations	143,672,817	(211,458,332)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,671,619)	(8,795,031)
Service Class	(2,164,327)	(1,309,478)
Return of capital:
Standard Class	—	(3,999,426)
Service Class	—	(713,003)

	(7,835,946)	(14,816,938)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	197,713,261	146,606,741
Service Class	145,331,056	80,814,911
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,671,619	12,794,457
Service Class	2,164,327	2,022,481

	350,880,263	242,238,590

Cost of shares repurchased:
Standard Class	(160,411,454)	(117,918,387)
Service Class	(28,901,799)	(14,526,933)

	(189,313,253)	(132,445,320)

Increase in net assets derived from capital share transactions	161,567,010	109,793,270

NET INCREASE (DECREASE) IN NET ASSETS	297,403,881	(116,482,000)
NET ASSETS:
Beginning of year	409,541,481	526,023,481

End of year (including undistributed net investment income of $2,634,725 and $-, respectively)	$706,945,362	$409,541,481

See accompanying notes

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/09	12/31/08[2]	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$6.237	$10.318	$9.916	$8.718	$8.470

Income (loss) from investment operations:
Net investment income[3]	0.131	0.177	0.183	0.154	0.140
Net realized and unrealized gain (loss) on investments	1.495	(4.011)	0.333	1.185	0.246

Total from investment operations	1.626	(3.834)	0.516	1.339	0.386

Less dividends and distributions from:
Net investment income	(0.095)	(0.170)	(0.114)	(0.141)	(0.138)
Return of capital	—	(0.077)	—	—	—

Total dividends and distributions	(0.095)	(0.247)	(0.114)	(0.141)	(0.138)

Net asset value, end of period	$7.768	$6.237	$10.318	$9.916	$8.718

Total return[4]	26.11%	(37.19% )	5.23%	15.52%	4.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$478,447	$338,927	$504,728	$236,510	$233,215
Ratio of expenses to average net assets	0.31%	0.28%	0.28%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.32%	0.33%	0.32%	0.34%	0.34%
Ratio of net investment income to average net assets	1.97%	2.07%	1.75%	1.69%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.96%	2.02%	1.71%	1.63%	1.54%
Portfolio turnover	21%	12%	25%	4%	5%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. S&P 500 Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2008, State Street Global Advisors (SSgA) Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007, and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment reflects a waiver of fees by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Service Class
			4/30/07[2]
	Year Ended		to
	12/31/09	12/31/08[1]	12/31/07

Net asset value, beginning of period	$6.243	$10.314	$10.412

Income (loss) from investment operations:
Net investment income[3]	0.114	0.157	0.130
Net realized and unrealized gain (loss) on investments	1.494	(4.006)	(0.128)

Total from investment operations	1.608	(3.849)	0.002

Less dividends and distributions from:
Net investment income	(0.078)	(0.145)	(0.100)
Return of capital	—	(0.077)	—

Total dividends and distributions	(0.078)	(0.222)	(0.100)

Net asset value, end of period	$7.773	$6.243	$10.314

Total return[4]	25.78%	(37.34% )	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$228,498	$70,614	$21,295
Ratio of expenses to average net assets	0.56%	0.53%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.57%	0.58%	0.57%
Ratio of net investment income to average net assets	1.72%	1.82%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.71%	1.77%	1.79%
Portfolio turnover	21%	12%	25%[5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Financial futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of average daily net assets in excess of $1 billion.

Prior to May 1, 2009, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.28% of average daily net assets of the Fund.

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.015% of the first $1 billion of the Fund’s average daily net assets; and 0.010% of the Fund’s average daily net assets in excess of $1 billion, subject to annual minimum of $100,000.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net asset. For the year ended December 31, 2009, the Fund was charged $13,591 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $35,264 and $10,754, respectively.

The LVIP SSgA S&P 500 Index Fund has investments in Lincoln National, the parent company of LIAC.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$133,909
Fees payable to DSC	1,464
Distribution fees payable to LFD	46,958

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $268,198,593 and sales of $111,110,013 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $779,504,054. At December 31, 2009, net unrealized depreciation was $66,926,120, of which $39,385,421 related to unrealized appreciation of investments and $106,311,541 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$682,129,582	$—	$682,129,582
U.S. Treasury Obligations	—	2,027,870	2,027,870
Short-Term	28,420,482	—	28,420,482

Total	$710,550,064	$2,027,870	$712,577,934

Financial Futures Contracts	$—	$161,429	$161,429

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$7,835,946	$10,104,509
Return of capital	—	4,712,429

Total	$7,835,946	$14,816,938

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$782,335,834
Undistributed ordinary income	2,634,725
Post-October losses	(408,681)
Capital loss carryforwards	(10,690,396)
Unrealized depreciation of investments	(66,926,120)

Net assets	$706,945,362

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investment and mark-to-market on financial futures contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and return of capital from investment. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated	Paid-in
Investment Income	Net Realized Loss	Capital

$110,520	$7,153	$(117,673)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $540,088 expires in 2014 and $3,431,852 expires in 2016 and $6,718,456 expires in 2017.

LVIP SSgA S&P 500 Index Fund–18

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	31,206,497	17,515,397
Service Class	22,199,773	10,723,412
Shares issued upon reinvestment of dividends and distributions:
Standard Class	746,364	2,018,123
Service Class	284,592	321,093

	54,437,226	30,578,025

Shares repurchased:
Standard Class	(24,699,458)	(14,109,682)
Service Class	(4,399,147)	(1,798,040)

	(29,098,605)	(15,907,722)

Net increase	25,338,621	14,670,303

7.	Financial Futures Contracts
The Fund invests in financial futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A financial futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP SSgA S&P 500 Index Fund–20

LVIP SSgA S&P 500 Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0%	100%	100%	100%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP SSgA S&P 500 Index Fund–21

LVIP SSgA S&P 500 Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (SSgA) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of S&P 500 Index funds and the S&P 500 Daily Reinv. Index. Because SSgA had begun managing the Fund in 2008, the Board focused on one-year performance. The Board noted that returns for the one year period were below the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was negative. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA S&P 500 Index Fund–22

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
	Position(s)	Term of Office and		Trust Complex	Other
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP SSgA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
	Position(s)	Term of Office and		Trust Complex	Other
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund–24

LVIP SSgA Small-Cap Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	27
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	34
Other Fund Information	35
Officer/Trustee Information	37

LVIP SSgA Small-Cap Index Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 26.02% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 2000® Index*, returned 27.17%.

The U.S. stock market started 2009 much the same way it ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. The Russell 2000 Index* began a massive rally when some good news helped spark some optimism in the market.

The rally that started in March gained momentum over the next two quarters. The Russell 2000 Index* gained in each of the next two quarter as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The Russell 2000 Index* ended the year with gain of over 27.00%. The rally in the middle of the year was the strongest surge seen since the middle of the 1970’s, when the country was emerging from a deep recession. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy, including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. After six straight quarters of negative returns, the gains during the final three quarters of 2009 gave investors some relief after a long, difficult period.

On a sector basis, the Fund’s performance benefited from the information technology, consumer discretionary and health care sectors, while the financials and utilities sectors were detractors to the Fund’s performance. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Human Genome Sciences Inc., Dendreon Corp. and 3Com Corp. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Sequenom Inc., Energy Conversion Devices Inc. and Susquehanna Bancshares Inc. At December 31, 2009, the Fund no longer held a position in Dendreon Corp.

The Fund seeks to replicate the returns and characteristics of the Russell 2000 Index*. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund may not always track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses a replication indexing approach and does not individually select stocks. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 12/31/1999 through 12/31/2009

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,858. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have grown to $14,125. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+26.02%

Five Years	+1.88%

Ten Years	−1.20%

Service Class Shares

One Year	+25.71%

Inception (4/30/07)	−8.85%

*	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 2000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

Disclosure
     of Fund Expenses
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,235.00	0.45%	$2.54
Service Class Shares	1,000.00	1,233.50	0.70%	3.94

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.69%

Aerospace & Defense	1.60%
Air Freight & Logistics	0.31%
Airlines	0.88%
Auto Components	0.93%
Automobiles	0.03%
Beverages	0.13%
Biotechnology	3.46%
Building Products	0.62%
Capital Markets	2.30%
Chemicals	2.13%
Commercial Banks	5.60%
Commercial Services & Supplies	4.08%
Communications Equipment	3.03%
Computers & Peripherals	0.99%
Construction & Engineering	0.86%
Construction Materials	0.13%
Consumer Finance	0.50%
Containers & Packaging	0.49%
Distributors	0.05%
Diversified Consumer Services	1.12%
Diversified Financial Services	0.62%
Diversified Telecommunications Services	0.65%
Electric Utilities	1.08%
Electrical Equipment	2.15%
Electronic Equipment, Instruments & Components	2.10%
Energy Equipment & Services	1.99%
Food & Staples Retailing	0.78%
Food Products	1.37%
Gas Utilities	1.21%
Health Care Equipment & Supplies	3.53%
Health Care Providers & Services	3.87%
Health Care Technology	0.42%
Hotels, Restaurants & Leisure	2.36%
Household Durables	1.37%
Household Products	0.01%
Independent Power Producers & Traders	0.01%
Industrial Conglomerates	0.27%
Insurance	3.03%
Internet & Catalog Retail	0.53%
Internet Software & Services	2.16%
IT Services	2.21%
Leisure Equipment & Products	0.67%
Life Sciences Tools & Services	1.17%
Machinery	2.71%
Marine	0.16%
Media	0.94%
Metals & Mining	1.10%
Multiline Retail	0.31%
Multi-Utilities & Unregulated Power	0.51%
Oil, Gas & Consumable Fuels	3.07%
Paper & Forest Products	0.80%
Personal Products	0.63%
Pharmaceuticals	1.45%
Real Estate Investment Trusts	6.17%
Real Estate Management & Development	0.15%
Road & Rail	0.98%
Semiconductors & Semiconductor Equipment	3.64%
Software	4.19%
Specialty Retail	3.21%
Textiles, Apparel & Luxury Goods	2.08%
Thrift & Mortgage Finance	1.35%
Tobacco	0.22%
Trading Company & Distributors	0.75%
Transportation Infrastructure	0.01%
Water Utilities	0.31%
Wireless Telecommunication Services	0.15%

Rights	0.00%

Warrants	0.00%

U.S. Treasury Obligation	0.26%

Short-Term Investment	2.25%

Total Value of Securities	100.20%

Liabilities Net of Receivables and Other Assets	(0.20%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Human Genome Sciences	0.59%
Tupperware Brands	0.30%
3Com	0.30%
E Trade Financial	0.28%
Assured Guaranty	0.28%
Solera Holdings	0.26%
Skyworks Solutions	0.25%
Highwoods Properties	0.24%
Domtar	0.24%
Informatica	0.24%

Total	2.96%

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.69%
	Aerospace & Defense–1.60%
†	AAR	8,378	$192,526
†	AeroVironment	3,046	88,578
	American Science & Engineering	1,905	144,475
	Applied Signal Technology	2,500	48,225
†	Argon ST	2,539	55,147
†	Ascent Solar Technologies	4,300	22,790
†	Astronics	2,700	23,085
†	Ceradyne	5,357	102,908
	Cubic	3,160	117,868
	Curtiss-Wright	9,697	303,710
	Ducommun	2,400	44,904
†	DynCorp International Class A	4,895	70,243
†	Esterline Technologies	6,357	259,175
†	GenCorp	10,250	71,750
	HEICO	4,770	211,454
†	Herley Industries	3,600	50,004
†	Hexcel	20,906	271,360
†	Ladish	3,832	57,787
†	LMI Aerospace	1,600	21,280
†	Moog Class A	10,012	292,651
†	Orbital Sciences	12,539	191,345
†	Stanley	2,468	67,648
†	STR Holdings	3,100	48,701
†	TASER International	13,237	57,978
†	Teledyne Technologies	7,906	303,274
	Todd Shipyards	1,300	21,788
	Triumph Group	3,656	176,402

			3,317,056

	Air Freight & Logistics–0.31%
†	Air Transport Services Group	13,600	35,904
†	Atlas Air Worldwide Holdings	4,457	166,023
†	Dynamex	2,074	37,539
†	Echo Global Logistics	1,700	21,573
	Forward Air	5,848	146,492
†	HUB Group Class A	8,070	216,519
†	Pacer International	5,820	18,391

			642,441

	Airlines–0.88%
†	Airtran Holdings	28,109	146,729
†	Alaska Air Group	7,678	265,352
†	Allegiant Travel	3,169	149,482
†	Hawaiian Holdings	11,400	79,800
†	JetBlue Airways	54,284	295,848
†	Republic Airways Holdings	6,447	47,643
	SkyWest	12,273	207,659
†	UAL	35,700	460,887
†	US Airways Group	34,000	164,560

			1,817,960

	Auto Components–0.93%
†	American Axle & Manufacturing Holdings	9,995	80,160
†	Amerigon	3,506	27,838
†	ArvinMeritor	16,629	185,912
†	ATC Technology	4,245	101,243
†	China Automotive Systems	1,500	28,065
	Cooper Tire & Rubber	13,136	263,377
†	Dana Holdings	30,500	330,620
†	Dorman Products	1,900	29,754
†	Drew Industries	4,095	84,562
†	Exide Technologies	10,239	72,799
†	Fuel Systems Solutions	3,100	127,844
†	Modine Manufacturing	9,716	115,037
†	Raser Technologies	8,792	10,902
	Spartan Motors	6,160	34,681
†	Standard Motor Products	4,000	34,080
†	Stoneridge	2,455	22,120
	Superior Industries International	4,914	75,184
†	Tenneco	12,673	224,692
†	US Auto Parts Network	4,000	20,800
†	Wonder Auto Technology	3,700	43,512

			1,913,182

	Automobiles–0.03%
†	Winnebago Industries	5,564	67,881

			67,881

	Beverages–0.13%
†	Boston Beer Class A	1,744	81,270
	Coca-Cola Bottling Consolidated	891	48,132
†	Heckmann	17,600	87,824
†	National Beverage	3,006	41,663

			258,889

	Biotechnology–3.46%
†	Acorda Therapeutics	7,951	200,524
†	Affymax	3,970	98,218
†	Alkermes	19,647	184,878
†	Allos Therapeutics	16,567	108,845
†	Alnylam Pharmaceuticals	8,153	143,656
†	Amicus Therapeutics	3,637	14,439
†	Arena Pharmaceuticals	18,177	64,528
†	Ariad Pharmaceuticals	25,980	59,234
†	ArQule	6,837	25,229
†	Array Biopharma	11,095	31,177
†	ARYx Therapeutics	6,000	19,260
†	AVI BioPharma	18,400	26,864
†	BioCryst Pharmaceuticals	5,300	34,238
†	Cardium Therapeutics	12,000	8,160
†	Celera	18,849	130,247
†	Cell Therapeutics	128,500	146,490
†	Cepheid	12,669	158,109

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Biotechnology (continued)

†	Chelsea Therapeutics International	5,500	$14,850
†	China-Biotics	2,200	34,034
†	Cornerstone Therapeutics	2,100	12,810
†	Cubist Pharmaceuticals	12,676	240,464
†	Curis	16,500	53,625
†	Cytokinetics	12,054	35,077
†	Cytori Therapeutics	8,100	49,410
†	Dyax	14,000	47,460
†	Emergent BioSolutions	3,698	50,256
†	Enzon Pharmaceuticals	10,498	110,544
†	Genomic Health	2,798	54,729
†	Geron	18,735	103,979
†	GTx	3,208	13,474
†	Halozyme Therapeutic	15,013	88,126
†	Hemispherx Biopharma	24,300	13,608
†	Human Genome Sciences	39,607	1,211,973
†	Idenix Pharmaceuticals	3,072	6,605
†	Idera Pharmaceuticals	5,500	28,435
†	Immunogen	12,200	95,892
†	Immunomedics	12,495	40,109
†	Incyte	18,085	164,754
†	Insmed	24,200	18,634
†	InterMune	7,874	102,677
†	Isis Pharmaceuticals	20,646	229,171
†	Lexicon Genetics	27,900	47,430
†	Ligand Pharmaceuticals Class B	24,772	53,755
†	MannKind	12,311	107,844
†	Martek Biosciences	7,609	144,114
†	Maxygen	4,075	24,817
†	Metabolix	5,008	55,439
†	Micromet	12,100	80,586
†	Molecular Insight Pharmaceuticals	3,260	7,335
†	Momenta Pharmaceuticals	8,911	112,368
†	Nabi Biopharmaceuticals	10,143	49,701
†	Nanosphere	3,220	20,737
†	Neurocrine Biosciences	6,928	18,844
†	Novavax	14,200	37,772
†	NPS Pharmaceuticals	9,000	30,600
†	Onyx Pharmaceuticals	13,293	390,017
†	Opko Health	7,400	13,542
†	Orexigen Therapeutics	6,784	50,473
†	Osiris Therapeutics	2,660	18,992
†	OXiGENE	8,900	10,146
	PDL BioPharma	25,900	177,674
†	Pharmasset	4,700	97,290
†	Poniard Pharmaceuticals	5,800	10,614
†	Progenics Pharmaceuticals	4,468	19,838
†	Protalix BioTherapeutics	8,325	55,112
†	Regeneron Pharmaceuticals	13,174	318,547
†	Repligen	4,700	19,317
†	Rigel Pharmaceuticals	10,727	102,014
†	Sangamo Biosciences	7,700	45,584
†	Savient Pharmaceuticals	13,898	189,152
†	SciClone Pharmaceuticals	5,600	13,048
†	Seattle Genetics	17,579	178,603
†	SIGA Technologies	5,900	34,220
†	StemCells	23,800	29,988
†	Syntha Pharmaceuticals	3,006	15,210
†	Theravance	11,400	148,998
†	Vanda Pharmaceuticals	5,800	65,192
†	Vical	8,800	28,952
†	Zymogenetics	8,043	51,395

			7,150,052

	Building Products–0.62%
	AAON	2,536	49,427
	American Woodmark	2,128	41,879
	Ameron International	2,119	134,472
	Apogee Enterprises	5,511	77,154
†	Broadwind Energy	7,000	56,630
†	Builders FirstSource	10,548	40,610
†	Gibraltar Industries	5,199	81,780
†	Griffon	9,761	119,279
	Insteel Industries	3,324	43,212
†	NCI Building Systems	18,755	33,947
	Quanex Building Products	8,406	142,650
	Simpson Manufacturing	8,475	227,892
†	Trex	3,635	71,246
	Universal Forest Products	4,128	151,952

			1,272,130

	Capital Markets–2.30%
†	Allied Capital	38,000	137,180
†	American Capital	60,100	146,644
	American Physicians Service Group	1,500	34,605
	Apollo Investment	35,688	340,106
	Ares Capital	23,362	290,857
	BGC Partners Class A	9,723	44,920
	BlackRock Kelso Capital	3,346	28,508
†	Broadpoint Gleacher Securities	10,600	47,276
	Calamos Asset Management Class A	4,510	52,000
	Capital Southwest	541	42,631
	Cohen & Steers	3,800	86,792
†	Cowen Group Class A	3,300	19,536
	Diamond Hill Investments Group	500	32,115
†	E Trade Financial	336,014	588,024
	Epoch Holding	2,279	23,816
	Evercore Partners Class A	3,123	94,939
†	FBR Capital Markets	4,458	27,550
	GAMCO Investors	1,495	72,194
	GFI Group	13,892	63,486
	Gladstone Capital	5,330	41,041

LVIP SSgA Small-Cap Index Fund–5

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Capital Markets (continued)

	Gladstone Investment	3,000	$13,680
†	Harris & Harris Group	7,000	31,990
	Hercules Technology Growth Capital	8,125	84,419
†	International Assets Holding	2,680	38,967
	JMP Group	3,600	34,992
	Kayne Anderson Energy Development	1,857	27,019
†	KBW	7,247	198,278
†	Knight Capital Group Class A	19,733	303,888
	Kohlberg Capital	3,767	17,178
†	LaBranche	9,502	26,986
	Main Street Capital	2,088	33,654
†	MCG Capital	14,201	61,348
†	MF Global	20,500	142,475
	MVC Capital	5,603	66,115
	NGP Capital Resources	4,460	36,260
	Oppenheimer Holdings	2,200	73,084
	optionsXpress Holdings	8,565	132,329
	PennantPark Investment	5,464	48,739
†	Penson Worldwide	3,834	34,736
†	Piper Jaffray	4,252	215,194
	Prospect Energy	14,290	168,765
†	Pzena Investment Management Class A	1,084	8,824
†	RiskMetrics Group	4,093	65,120
	Sanders Morris Harris Group	2,959	16,275
†	Stifel Financial	6,382	378,069
	SWS Group	5,936	71,826
=†	Teton Advisors	19	0
†	Thomas Weisel Partners Group	4,611	17,430
	TICC Capital	6,610	39,991
†	TradeStation Group	6,124	48,318
	Triangle Capital	2,350	28,412
	US Global Investors Class A	3,478	42,814
	Westwood Holdings Group	1,100	39,974

			4,761,369

	Chemicals–2.13%
	American Vanguard	3,864	32,071
	Arch Chemicals	5,095	157,334
	Balchem	3,873	129,784
†	Calgon Carbon	11,765	163,534
†	China Green Agriculture	2,200	32,340
	Ferro	17,558	144,678
	Fuller (H.B.)	10,320	234,780
†	Grace (W.R.)	15,285	387,474
	Hawkins	1,900	41,477
	ICO	7,300	53,363
	Innophos Holdings	3,822	87,868
	Innospec	4,208	42,459
	Koppers Holdings	4,677	142,368
†	Landec	7,033	43,886
†	LSB Industries	3,865	54,497
	Minerals Technologies	4,080	222,238
	NewMarket	2,108	241,935
	NL Industries	2,091	14,512
	Olin	16,380	286,978
†	OM Group	6,408	201,147
†	Omnova Solutions	10,600	64,978
†	PolyOne	20,820	155,525
	Quaker Chemical	2,700	55,728
†	Rockwood Holdings	10,373	244,388
	Schulman (A.)	4,888	98,640
	Sensient Technologies	10,406	273,678
†	ShengdaTech	6,834	41,892
†	Solutia	25,500	323,849
	Spartech	6,923	71,030
	Stepan	1,659	107,520
	Westlake Chemical	4,400	109,692
	Zep	5,092	88,193
†	Zoltek	5,446	51,737

			4,401,573

	Commercial Banks–5.60%
	1st Source	2,854	45,921
	Alliance Financial	900	24,435
	American National Bankshares	1,500	32,850
	Ameris Bancorp	2,671	19,127
	Ames National	1,200	25,332
	Arrow Financial	1,957	48,925
	Auburn National Bancorporation	700	13,783
	Bancfirst	1,294	47,930
	Banco Latinoamericano de Exportacions	5,922	82,316
†	Bancorp (Delaware)	4,300	29,498
	Bancorp (Rhode Island)	1,100	28,248
	Bank of Kentucky Financial	900	16,902
	Bank of Marin Bancorp	1,200	39,072
	Bank of The Ozarks	2,581	75,546
	Banner	2,206	5,912
	Bar Harbor Bankshares	900	24,705
	Boston Private Financial Holdings	14,915	86,060
	Bridge Bancorp	1,400	33,656
	Bryn Mawr Bank	1,000	15,090
	Camden National	1,600	52,320
†	Cape Bancorp	2,700	18,144
	Capital City Bank Group	2,095	28,995
	Cardinal Financial	5,000	43,700
	Cathay General Bancorp	12,537	94,654
	Center Bancorp	3,589	32,014
	Centerstate Banks of Florida	5,100	51,459
†	Central Pacific Financial	7,228	9,469
	Century Bancorp Class A	1,100	24,233
	Chemical Financial	4,786	112,854
†	Chicopee Bancorp	1,500	18,720

LVIP SSgA Small-Cap Index Fund–6

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Banks (continued)

	Citizens & Northern	3,200	$30,528
	Citizens Holding	1,100	24,629
†	Citizens Republic Bancorp	82,008	56,586
	City Holding	3,693	119,395
	CNB Financial	2,400	38,376
	CoBiz Financial	7,509	35,668
	Columbia Banking System	6,609	106,934
	Community Bank System	7,360	142,122
	Community Trust Bancorp	3,213	78,558
	CVB Financial	18,521	160,021
†	Eagle Bancorp	3,000	31,410
	East West Bancorp	20,100	317,579
	Enterprise Bancorp	1,600	17,520
	Enterprise Financial Services	2,706	20,863
	Farmers Capital Bank	900	9,198
	Financial Institutions	2,800	32,984
	First Bancorp (Maine)	1,300	20,046
	First Bancorp (North Carolina)	3,379	47,205
	First Bancorp (Puerto Rico)	17,500	40,250
	First Busey	11,041	42,949
	First Commonwealth Financial	19,581	91,052
	First Community Bancshares	2,201	26,522
	First Financial	2,511	76,636
	First Financial Bancorp	11,373	165,591
	First Financial Bankshares	4,467	242,245
	First Merchants	3,504	20,814
	First Midwest Bancorp	11,472	124,930
	First of Long Island	1,300	32,825
	First South Bancorp	1,540	15,862
	FirstMerit	17,521	352,872
	FNB	23,101	156,856
	German American Bancorp	2,600	42,250
	Glacier Bancorp	13,233	181,557
	Great Southern Bancorp	2,400	51,264
†	Guaranty Bancorp	11,221	14,812
	Hampton Roads Bankshares	4,900	8,477
	Hancock Holding	5,869	257,004
	Harleysville National	8,303	53,471
	Heartland Financial USA	2,538	36,420
	Heritage Financial	1,800	24,804
	Home Bancshares	4,005	96,400
	IBERIABANK	4,591	247,042
	Independent Bank (Massachusetts)	4,332	90,495
	International Bancshares	11,716	221,784
†	Investors Bancorp	10,442	114,235
	Lakeland Bancorp	3,665	23,419
	Lakeland Financial	3,110	53,648
	MainSource Financial Group	3,834	18,327
	MB Financial	10,421	205,502
	Merchants Bancshares	1,200	27,168
†	Metro Bancorp	2,000	25,140
	Midsouth Bancorp	1,400	19,460
†	Nara Bancorp	7,925	89,870
	National Bankshares	1,600	45,264
	National Penn Bancshares	25,806	149,417
	NBT Bancorp	6,943	141,429
	Northfiled Bancorp	4,259	57,582
	Northrim Bancorp	1,800	30,384
	Northwest Bancshares	8,991	101,778
	Norwood Financial	600	17,154
	Ohio Valley Banc	900	19,827
	Old National Bancorp	18,775	233,373
	Old Second Bancorp	3,557	24,508
	Oriental Financial Group	5,625	60,750
	Orrstown Financial Services	1,100	38,368
	Pacific Capital Bancorp	8,311	7,979
	Pacific Continental	4,800	54,912
	PacWest Bancorp	5,587	112,578
	Park National	2,239	131,832
	Peapack Gladstone Financial	1,905	24,155
	Penns Woods Bancorp	1,100	35,684
	Peoples Bancorp	2,040	19,747
	Peoples Financial	1,200	24,384
†	Pinnacle Financial Partners	6,662	94,734
	PremierWest Bancorp	3,780	5,368
	PrivateBancorp	12,130	108,806
	Prosperity Bancshares	9,877	399,721
	Renasant	4,911	66,790
	Republic Bancorp Class A	1,929	39,737
†	Republic First Bancorp	2,400	10,248
	S&T Bancorp	4,618	78,552
	S.Y. Bancorp	2,379	50,792
	Sandy Spring Bancorp	3,670	32,626
†	Santander BanCorp	517	6,349
	SCBT Financial	2,446	67,730
	Shore Bancshares	1,200	17,352
	Sierra Bancorp	1,111	8,477
†	Signature Bank	8,653	276,031
	Simmons First National Class A	3,540	98,412
	Smithtown Bancorp	2,900	17,255
	South Financial Group	37,401	24,112
	Southside Bancshares	2,371	46,519
	Southwest Bancorp	2,560	17,766
	State BanCorp	1,900	13,509
	StellarOne	4,000	39,840
	Sterling Bancorp	3,289	23,483
	Sterling Bancshares	18,896	96,936
†	Sterling Financial	8,484	5,260
	Suffolk Bancorp	2,068	61,420
†	Sun Bancorp	4,337	16,264
	Susquehanna Bancshares	19,899	117,205
†	SVB Financial Group	8,729	363,911

LVIP SSgA Small-Cap Index Fund–7

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Banks (continued)

†	Texas Capital Bancshares	8,194	$114,388
	Tompkins Financial	1,793	72,617
	Tower Bancorp	1,000	22,850
	TowneBank	4,200	49,056
	Trico Bancshares	3,002	49,983
	Trustmark	13,975	314,997
	UMB Financial	6,836	268,997
	Umpqua Holdings	18,919	253,704
	Union Bankshares	3,898	48,296
	United Bankshares	8,623	172,201
†	United Community Banks	17,106	57,989
	United Security Bancshares	1,500	25,710
	Univest Corp. of Pennsylvania	3,915	68,630
	Washington Banking	2,800	33,432
	Washington Trust Bancorp	2,575	40,119
	WesBanco	5,224	64,464
	West Bancorporation	3,100	15,283
	Westamerica Bancorporation	6,145	340,248
†	Western Alliance Bancorp	10,727	40,548
	Wilber	1,900	13,680
	Wilshire Bancorp	2,929	23,989
	Wintrust Financial	5,165	159,030
	Yadkin Valley Financial	4,400	16,104

			11,566,070

	Commercial Services & Supplies–4.08%
	ABM Industries	9,557	197,448
†	ACCO Brands	11,133	81,048
	Administaff	4,314	101,767
†	Advisory Board	3,691	113,166
	American Ecology	3,934	67,035
†	American Reprographics	8,051	56,438
†	AMREP	286	3,918
†	APAC Customer Services	5,900	35,164
	Barrett Business Serivces	2,200	27,038
	Bowne	9,000	60,120
†	CBIZ	10,548	81,220
	CDI	2,749	35,600
†	Cenveo	12,406	108,553
†	China Housing & Land Development	7,100	29,323
†	Clean Harbors	4,539	270,570
	Comfort Systems USA	8,654	106,790
†	COMSYS IT Partners	3,347	29,755
†	Consolidated Graphics	1,838	64,367
†	Cornell Companies	2,338	53,073
	Corporate Executive Board	7,100	162,022
†	CoStar Group	4,317	180,321
	Courier	2,004	28,557
†	CRA International	1,978	52,714
	Deluxe	10,801	159,747
	Diamond Management & Technology Consultants	6,200	45,694
†	DigitalGlobe	3,300	79,860
	Duff & Phelps Class A	3,844	70,191
	EnergySolutions	16,058	136,332
†	EnerNOC	3,387	102,931
	Ennis	5,207	87,426
†	Exponent	3,123	86,944
†	Franklin Covey	3,900	24,570
†	Fuel-Tech	3,882	31,716
	G&K Services Class A	3,754	94,338
†	Geo Group	11,079	242,409
†	GeoEye	4,038	112,579
	Healthcare Services Group	9,717	208,527
	Heidrick & Struggles International	3,906	122,023
	Herman Miller	11,903	190,210
†	Hill International	6,300	39,312
	HNI	9,900	273,537
†	Huron Consulting Group	4,386	101,053
†	ICF International	2,000	53,600
†	ICT Group	1,410	23,025
†	InnerWorkings	6,825	40,268
	Interface Class A	11,122	92,424
†	Kelly Services Class A	6,383	76,149
†	Kforce	6,660	83,250
	Kimball International Class B	6,823	58,132
	Knoll	9,522	98,362
†	Korn/Ferry International	9,974	164,571
†	M&F Worldwide	2,592	102,384
†	Mac-Gray	3,000	30,900
	McGrath RentCorp	4,964	110,995
†	Medifast	3,100	94,798
†	Metalico	9,100	44,772
	Mine Safety Appliances	5,798	153,821
†	Mobile Mini	7,540	106,239
†	MPS Group	20,094	276,092
	Multi-Color	1,949	23,797
†	Navigant Consulting	10,438	155,109
†	Odyssey Marine Exploration	9,993	14,090
†	On Assignment	8,526	60,961
†	Perma-Fix Environmental Services	12,600	28,602
†	Resources Connection	9,855	209,123
	Rollins	9,127	175,969
	Schawk	2,685	36,516
†	School Specialty	4,027	94,192
†	Spherion	10,386	58,369
†	Standard Parking	1,346	21,374
	Standard Register	3,321	16,937
	Steelcase Class A	15,600	99,216
†	SYKES Enterprises	7,267	185,090
†	Team	4,476	84,194

LVIP SSgA Small-Cap Index Fund–8

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Services & Supplies (continued)

†	Tetra Tech	12,961	$352,150
†	TrueBlue	9,232	136,726
†	United Stationers	5,039	286,467
	Viad	4,345	89,637
†	Volt Information Sciences	3,471	34,710
	VSE	900	40,572
†	Waste Services	4,457	40,603
†	Watson Wyatt Worldwide Class A	8,974	426,444

			8,436,036

	Communications Equipment–3.03%
†	3Com	82,662	619,964
†	AboveNet	2,800	182,112
†	Acme Packet	8,438	92,818
†	ADC Telecommunications	20,400	126,684
	Adtran	11,901	268,368
†	Airvana	4,988	37,909
†	Anaren Microwave	3,332	50,147
†	Arris Group	26,682	304,974
†	Aruba Networks	13,343	142,236
	Bel Fuse Class A	2,245	48,245
†	BigBand Networks	6,473	22,267
	Black Box	3,680	104,291
†	Blue Coat Systems	8,261	235,769
†	Cogo Group	5,784	42,628
	Communications Systems	2,000	24,880
†	Comtech Telecommunications	6,219	217,976
†	DG FastChannel	4,758	132,891
†	Digi International	4,937	45,025
†	EMS Technologies	2,897	42,007
†	Emulex	17,122	186,630
†	Extreme Networks	16,767	48,121
†	Globecomm Systems	5,600	43,792
†	Harmonic	22,101	139,899
†	Harris Stratex Networks Class A	12,560	86,790
†	Hughes Communications	2,034	52,945
†	Infinera	17,735	157,309
†	InterDigital	9,730	258,234
†	Ixia	7,682	57,154
†	KVH Industries	3,300	48,675
†	LogMeIn	2,000	39,900
†	Loral Space & Communications	2,537	80,195
†	ModusLink Global Solutions	10,392	97,789
†	NETGEAR	7,017	152,199
†	Network Equipment Technologies	6,500	26,325
†	Neutral Tandem	6,870	156,293
†	Oplink Communications	4,872	79,852
†	Opnext	8,953	17,011
†	Parkervision	7,200	13,176
†	PC-Tel	2,700	15,984
	Plantronics	10,416	270,608
†	Polycom	17,707	442,143
†	Powerwave Technologies	21,376	26,934
†	Riverbed Technology	11,700	268,749
†	SeaChange International	6,235	40,964
†	ShoreTel	8,911	51,506
†	Sonus Networks	43,051	90,838
†	Sycamore Networks	4,459	93,238
†	Symmetricom	9,060	47,112
†	Tekelec	13,754	210,161
†	UTStarcom	20,802	45,556
†	Viasat	5,552	176,443

			6,263,716

	Computers & Peripherals–0.99%
†	3PAR	5,520	65,412
†	ActivIdentity	13,000	30,550
†	Adaptec	23,755	79,579
†	Avid Technology	5,883	75,067
†	China Transinfo Technology	2,600	21,242
†	Compellent Technologies	3,238	73,438
†	Cray	7,886	50,628
†	Electronics for Imaging	10,456	136,033
†	Imation	6,414	55,930
†	Immersion	4,497	20,551
†	Intermec	13,783	177,249
†	Intevac	4,982	57,144
†	Isilon Systems	5,512	37,812
†	Netezza	10,158	98,533
†	Novatel Wireless	6,452	51,422
†	Palm	35,553	356,952
†	Quantum	47,733	139,858
†	Rimage	1,578	27,363
†	Silicon Graphics International	6,625	46,441
†	STEC	5,274	86,177
†	Stratasys	4,646	80,283
†	Super Micro Computer	5,538	61,583
†	Synaptics	7,342	225,032

			2,054,279

	Construction & Engineering–0.86%
†	Argan	1,800	25,902
†	Dycom Industries	7,345	58,980
†	EMCOR	14,085	378,886
†	Furmanite	8,100	30,861
	Granite Construction	7,090	238,649
	Great Lakes Dredge & Dock	9,471	61,372
†	Insituform Technologies Class A	8,166	185,532
†	Integrated Electrical Services	1,620	9,477
†	Layne Christensen	4,400	126,324
†	MasTec	10,756	134,450
†	Michael Baker	1,642	67,979

LVIP SSgA Small-Cap Index Fund–9

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Construction & Engineering (continued)

†	Mistras Group	2,100	$31,626
†	MYR Group	3,800	68,704
†	Northwest Pipe	1,639	44,024
†	Orion Marine Group	6,200	130,572
†	Pike Electric	3,382	31,385
†	Sterling Construction	2,500	47,950
†	Tutor Perini	5,508	99,585

			1,772,258

	Construction Materials–0.13%
†	Headwaters	12,851	83,789
	Texas Industries	5,071	177,434
†	United States Lime & Minerals	300	10,359
†	US Concrete	5,246	4,774

			276,356

	Consumer Finance–0.50%
	Advance America Cash Advance Centers	10,855	60,354
†	Cardtronics	3,632	40,206
	Cash America International	6,352	222,065
†	CompuCredit Holdings	2,815	9,374
†	Credit Acceptance	1,216	51,194
†	Dollar Financial	5,045	119,365
†	Ezcorp Class A	9,828	169,139
†	First Cash Financial Services	4,950	109,841
†	First Marblehead	15,400	32,802
	Nelnet Class A	4,598	79,224
	Rewards Network	1,933	24,433
†	World Acceptance	3,237	115,982

			1,033,979

	Containers & Packaging–0.49%
†	AEP Industries	1,352	51,755
†	Boise	5,976	31,733
†	BWAY Holding	1,400	26,908
†	Graphic Packaging Holding	27,102	94,044
	Myers Industries	7,272	66,175
	Rock-Tenn Class A	8,162	411,445
	Silgan Holdings	5,620	325,286

			1,007,346

	Distributors–0.05%
†	Audiovox Class A	4,285	30,381
†	Core Mark Holding	1,962	64,667

			95,048

	Diversified Consumer Services–1.12%
†	American Public Education	3,902	134,073
†	Bridgepoint Education	3,100	46,562
†	Capella Education	3,159	237,873
†	ChinaCast Education	6,700	50,652
†	Coinstar	6,514	180,959
†	Corinthian Colleges	16,547	227,852
	CPI	1,500	18,420
†	GP Strategies	2,100	15,813
†	Grand Canyon Education	3,500	66,535
†	Jackson Hewitt Tax Service	4,522	19,897
†	K12	5,042	102,201
†	Learning Tree International	1,100	13,134
†	Lincoln Educational Services	2,278	49,364
	Matthews International Class A	6,763	239,613
†	Nobel Learning Communities	1,400	10,626
†	Pre-Paid Legal Services	1,584	65,071
†	Princeton Review	2,700	10,962
	Regis	12,899	200,837
	Sotheby’s	14,437	324,543
†	Steiner Leisure	3,259	129,578
	Stewart Enterprises Class A	17,131	88,225
†	Universal Technical Institute	3,933	79,447

			2,312,237

	Diversified Financial Services–0.62%
	Ampal American Israel Class A	1,966	5,308
†	Artio Global Investors	5,700	145,293
†	Asset Acceptance Capital	4,017	27,235
	Compass Diversified Holdings	5,680	72,477
†	Encore Capital Group	3,275	56,985
	Fifth Street Finance	6,859	73,666
	Financial Federal	5,420	149,050
†	Harbinger Group	2,900	20,358
	Life Partners Holding	1,875	39,731
	MarketAxess Holdings	6,540	90,906
	Medallion Financial	2,000	16,340
†	NewStar Financial	4,164	16,323
†	PHH	11,944	192,417
†	PICO Holdings	4,975	162,832
†	Portfolio Recovery Associates	3,423	153,624
	Primoris Services	2,700	21,519
†	Primus Guaranty	5,661	17,266
	Resource America Class A	2,041	8,246
†	Virtus Investment Partners	884	14,056

			1,283,632

	Diversified Telecommunications Services–0.65%
	Alaska Communications Systems Group	8,366	66,761
	Atlantic Tele-Network	2,069	113,816
†	Cbeyond	4,738	74,624
†	Cincinnati Bell	45,395	156,612
†	Cogent Communications Group	9,265	91,353
	Consolidated Communications Holdings	4,644	81,270
†	General Communication Class A	8,262	52,712
†	Global Crossing	6,319	90,046
	HickoryTech	3,200	28,256

LVIP SSgA Small-Cap Index Fund–10

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Diversified Telecommunications Services (continued)

	Iowa Telecommunications Services	7,540	$126,369
	NTELOS Holdings	7,032	125,310
†	PAETEC Holding	25,132	104,298
†	Premiere Global Services	12,019	99,157
	Shenandoah Telecommunications	4,695	95,543
†	SureWest Communications	3,500	34,860

			1,340,987

	Electric Utilities–1.08%
	ALLETE	6,355	207,681
	Central Vermont Public Service	2,228	46,342
	Cleco	12,872	351,793
	El Paso Electric	9,832	199,393
	Empire District Electric	7,407	138,733
	Idacorp	10,082	322,120
	MGE Energy	4,749	169,729
	Portland General Electric	16,096	328,519
	UIL Holdings	6,415	180,133
	Unisource Energy	7,411	238,560
	Unitil	2,400	55,152

			2,238,155

	Electrical Equipment–2.15%
	Acuity Brands	9,084	323,754
†	Advanced Battery Techhologies	10,300	41,200
†	American Superconductor	9,271	379,184
†	AZZ	2,810	91,887
	Baldor Electric	10,263	288,288
	Belden	9,963	218,389
	Brady Class A	10,489	314,775
	Chase	1,900	22,439
†	China BAK Battery	8,500	23,630
	Encore Wire	4,150	87,441
†	Ener1	10,100	64,034
†	Energy Conversion Devices	9,100	96,187
†	EnerSys	8,412	183,970
†	Evergreen Solar	36,403	54,969
	Franklin Electric	4,649	135,193
†	FuelCell Energy	15,867	59,660
†	Fushi Copperweld	4,400	44,528
†	GrafTech International	25,583	397,815
†	Harbin Electric	3,600	73,944
†	II-VI	5,269	167,554
†	LaBarge	3,500	42,175
	LSI Industries	4,247	33,466
†	Microvision	16,100	51,037
†	Orion Energy Systems	4,998	21,941
†	Polypore International	5,193	61,797
†	Powell Industries	1,384	43,638
†	Power-One	15,010	65,294
†	PowerSecure International	3,200	23,072
	Preformed Line Products	679	29,740
	Regal-Beloit	7,821	406,222
	Smith (A.O.)	4,623	200,592
†	Ultralife	2,300	9,936
†	Valence Technology	9,000	8,190
†	Vicor	4,521	42,045
	Woodward Governor	12,852	331,196

			4,439,182

	Electronic Equipment, Instruments & Components–2.10%
†	Acacia Research–Acacia Technologies	7,300	66,503
	Agilysys	3,276	29,812
†	Anixter International	6,450	303,794
†	Benchmark Electronics	14,012	264,966
†	Brightpoint	10,236	75,235
†	Checkpoint Systems	8,782	133,926
†	China Security & Surveillance Technology	9,200	70,288
†	Cogent	9,071	94,248
	Cognex	8,917	158,009
†	Coherent	4,500	133,785
†	Comverge	4,765	53,559
†	CPI International	1,737	22,998
	CTS	7,072	68,033
	Daktronics	7,814	71,967
†	DDi	4,600	22,494
†	DTS	3,762	128,698
†	Echelon	6,174	71,371
	Electro Rent	4,382	50,568
†	Electro Scientific Industries	5,420	58,644
†	FARO Technologies	3,998	85,717
†	ICx Technologies	2,700	25,704
†	Insight Enterprises	9,183	104,870
†	IPG Photonics	5,635	94,330
†	L-1 Identity Solutions	17,478	130,910
†	Littelfuse	4,570	146,926
†	Maxwell Technologies	4,400	78,496
†	Measurement Specialties	3,608	36,260
†	Mercury Computer Systems	4,568	50,294
	Methode Electronics	7,598	65,951
	MTS Systems	3,788	108,867
†	Multi-Fineline Electronix	1,860	52,768
†	Newport	6,855	62,997
†	OSI Systems	3,118	85,059
†	PAR Technology	2,700	15,606
	Park Electrochemical	4,187	115,729
†	PC Connection	872	5,886
†	PC Mall	2,000	10,440
†	Plexus	8,493	242,051
†	RadiSys	4,542	43,376
†	RAE Systems	13,900	15,290

LVIP SSgA Small-Cap Index Fund–11

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electronic Equipment, Instruments & Components (continued)

†	Rofin-Sinar Technologies	5,902	$139,346
†	Rogers	3,179	96,355
†	SatCon Technology	12,100	34,122
†	ScanSource	5,420	144,714
†	Smart Modular Technologies	8,733	54,931
†	Spectrum Control	2,900	27,463
†	Synnex	3,963	121,506
	Technitrol	9,493	41,579
†	TTM Technologies	9,145	105,442
†	Universal Display	5,842	72,207
†	X-Rite	5,500	11,990
†	Zygo	4,167	28,044

			4,334,124

	Energy Equipment & Services–1.99%
†	Allis-Chalmers Energy	14,086	53,104
	Atlas Energy	14,743	444,795
†	Basic Energy Services	5,105	45,435
†	Bolt Technology	1,500	16,530
†	Boots & Coots	18,400	30,360
†	Bristow Group	7,881	303,024
†	Bronco Drilling	5,315	26,947
†	Cal Dive International	9,875	74,655
	CARBO Ceramics	4,123	281,065
†	Complete Production Services	12,873	167,349
†	Dawson Geophysical	1,311	30,297
†	Dril-Quip	6,367	359,607
†	Energy Recovery	7,500	51,600
†	ENGlobal	2,451	7,672
†	Geokinetics	797	7,667
†	Global Industries	21,100	150,443
	Gulf Island Fabrication	2,995	62,985
†	Gulfmark Offshore	5,018	142,060
†	Hercules Offshore	23,800	113,764
†	Hornbeck Offshore Services	4,574	106,483
†	ION Geophysical	23,930	141,666
†	Key Energy Services	26,100	229,419
	Lufkin Industries	3,242	237,314
†	Matrix Service	5,479	58,351
†	Natural Gas Services Group	2,800	52,780
†	Newpark Resources	21,681	91,711
†	OYO Geospace	972	41,689
†	Parker Drilling	24,427	120,914
†	PHI	2,358	48,811
†	Pioneer Drilling	9,504	75,082
	RPC	5,179	53,862
†	Sulphco	16,465	11,032
†	Superior Well Services	3,667	52,291
†	T-3 Energy Services	2,684	68,442
†	TETRA Technologies	15,700	173,956
†	TGC Industries	4,200	16,422
†	Union Drilling	3,677	22,981
†	Willbros Group	8,794	148,355

			4,120,920

	Food & Staples Retailing–0.78%
	Andersons	4,060	104,829
	Arden Group	200	19,124
	Casey’s General Stores	10,891	347,641
†	Great Atlantic & Pacific Tea	6,803	80,207
	Ingles Markets Class A	2,336	35,344
	Nash Finch	2,720	100,885
†	Pantry	5,278	71,728
	PriceSmart	2,963	60,564
	Ruddick	9,117	234,580
	Spartan Stores	4,288	61,276
†	Susser Holdings	1,600	13,744
†	United Natural Foods	9,363	250,367
	Village Super Market Class A	1,114	30,434
	Weis Markets	2,378	86,464
†	Winn Dixie Stores	10,735	107,779

			1,604,966

	Food Products–1.37%
†	AgFeed Industries	5,800	29,000
	Alico	409	11,640
†	American Dairy	2,131	46,200
†	American Italian Pasta	4,300	149,597
	B&G Foods Class A	6,500	59,670
	Calavo Growers	2,700	45,900
	Cal-Maine Foods	2,883	98,253
†	Chiquita Brands International	9,932	179,173
†	Darling International	18,541	155,374
	Diamond Foods	3,500	124,390
†	Dole Food	8,000	99,280
	Farmer Brothers	1,800	35,532
†	Fresh Del Monte Produce	8,885	196,359
	Griffin Land & Nurseries	400	11,652
†	Hain Celestial Group	8,887	151,168
†	HQ Sustainable Maritime Industries	1,400	9,856
	Imperial Sugar	2,412	42,065
	J&J Snack Foods	3,180	127,073
	Lancaster Colony	4,271	212,268
	Lance	5,806	152,698
†	Lifeway Foods	1,100	13,068
†	Omega Protein	3,100	13,516
†	Overhill Farms	3,700	17,982
	Sanderson Farms	4,492	189,383
†	Seneca Foods Class A	2,300	54,901
†	Smart Balance	11,900	71,400
†	Synutra International	4,275	57,755
	Tootsie Roll Industries	5,079	139,063

LVIP SSgA Small-Cap Index Fund–12

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Food Products (continued)

†	Treehouse Foods	6,595	$256,281
†	Zhongpin	5,800	90,538

			2,841,035

	Gas Utilities–1.21%
	Chesapeake Utilities	2,129	68,234
	Laclede Group	4,499	151,931
	New Jersey Resources	9,006	336,824
	NICOR	9,606	404,413
	Northwest Natural Gas	5,739	258,485
	Piedmont Natural Gas	15,470	413,822
	South Jersey Industries	6,398	244,276
	Southwest Gas	9,687	276,370
	WGL Holdings	10,553	353,948

			2,508,303

	Health Care Equipment & Supplies–3.53%
†	Abaxis	4,376	111,807
†	ABIOMED	7,276	63,592
†	Accuray	7,254	40,695
†	AGA Medical Holdings	3,400	50,218
†	Align Technology	12,696	226,243
†	Alphatec Holdings	9,000	48,060
†	American Medical System Holdings	15,709	303,027
	Analogic	2,651	102,090
†	AngioDynamics	5,682	91,367
	Atrion	300	46,716
†	ATS Medical	10,700	34,561
†	Bovie Medical	3,900	30,459
	Cantel Medical	2,943	59,390
†	Cardiac Science	3,500	7,805
†	Cardiovascular Systems	3,000	13,770
†	Conceptus	6,419	120,420
†	Conmed	6,270	142,956
†	CryoLife	4,989	32,029
†	Cutera	3,700	31,487
†	Cyberonics	5,886	120,310
†	Cynosure Class A	1,486	17,074
†	Delcath Systems	6,700	34,438
†	DexCom	9,800	79,184
†	Electro-Optical Sciences	4,300	44,548
†	Endologix	10,800	57,024
†	EnteroMedics	5,100	2,856
†	ev3	16,368	218,349
†	Exactech	2,200	38,082
†	Greatbatch	4,884	93,919
†	Haemonetics	5,503	303,490
†	Hansen Medical	6,777	20,534
†	Home Diagnostics	3,600	21,960
†	ICU Medical	2,668	97,222
†	Immucor	15,578	315,299
†	Insulet	7,496	107,043
†	Integra LifeSciences Holdings	4,144	152,416
	Invacare	6,342	158,169
†	IRIS International	3,700	45,732
†	Kensey Nash	1,456	37,128
†	Masimo	11,176	339,974
†	Medical Action Industries	3,340	53,640
†	Merge Healthcare	7,300	24,528
	Meridian Bioscience	8,802	189,683
†	Merit Medical Systems	5,911	114,023
†	Micrus Endovascular	4,049	60,775
†	Natus Medical	5,854	86,581
†	Neogen	4,050	95,621
†	Nutraceutical International	2,700	33,399
†	NuVasive	7,578	242,344
†	NxStage Medical	4,801	40,088
†	OraSure Technologies	9,784	49,703
†	Orthofix International	3,910	121,093
†	Orthovita	14,300	50,193
†	Palomar Medical Technologies	4,038	40,703
†	Quidel	4,958	68,321
†	Rochester Medical	2,300	25,599
†	Rockwell Medical Technologies	3,500	26,915
†	RTI Biologics	11,288	43,346
†	Sirona Dental System	3,817	121,152
†	Somanetics	3,200	56,160
†	SonoSite	3,921	92,653
†	Spectranetics	7,455	51,887
†	Stereotaxis	4,771	18,750
	STERIS	12,299	344,003
†	SurModics	3,051	69,136
†	Symmetry Medical	7,433	59,910
†	Synovis Life Technologies	1,800	23,238
†	Thoratec	11,906	320,510
†	TomoTherapy	12,113	47,241
†	TranS1	2,050	8,098
	Utah Medical Products	1,000	29,320
†	Vascular Solutions	3,700	31,043
†	Volcano	10,685	185,705
	West Pharmaceutical Services	7,178	281,378
†	Wright Medical Group	8,455	160,222
	Young Innovations	1,500	37,170
†	Zoll Medical	4,833	129,138

			7,294,712

	Health Care Providers & Services–3.87%
†	Air Methods	2,085	70,098
†	Alliance HealthCare Services	4,448	25,398
†	Allied Healthcare International	13,100	38,121
†	Allion Healthcare	4,700	30,832
†	Almost Family	1,900	75,107

LVIP SSgA Small-Cap Index Fund–13

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Health Care Providers & Services (continued)

†	Amedisys	5,751	$279,269
	America Service Group	1,900	30,153
†	American Dental Partners	3,200	41,280
†	AMERIGROUP	11,410	307,614
†	AMN Healthcare Services	7,680	69,581
†	Amsurg	6,833	150,463
†	Assisted Living Concepts Class A	1,958	51,632
†	athenahealth	7,314	330,884
†	Bio-Reference Labs	2,600	101,894
†	BioScrip	9,700	81,092
†	BMP Sunstone	7,401	42,112
†	Capital Senior Living	5,767	28,950
†	CardioNet	5,000	29,700
†	Catalyst Health Solutions	7,650	278,996
†	Centene	9,593	203,084
	Chemed	4,878	233,998
†	Chindex International	3,100	43,803
†	Clarient	7,200	19,080
†	Continucare	9,000	39,330
†	CorVel	1,708	57,286
†	Cross Country Healthcare	7,425	73,582
†	Emergency Medical Services	6,079	329,178
†	Emeritus	4,565	85,594
	Ensign Group	2,500	38,425
†	Genoptix	3,555	126,309
†	Gentiva Health Services	6,400	172,864
†	Hanger Orthopedic Group	6,100	84,363
†	Health Grades	5,800	24,882
†	HealthSouth	19,896	373,447
†	HealthSpring	10,163	178,970
†	Healthways	7,517	137,862
†	HMS Holdings	5,737	279,335
†	inVentiv Health	6,836	110,538
†	IPC the Hospitalist	3,504	116,508
†	Kindred Healthcare	8,352	154,178
	Landauer	1,914	117,520
†	LCA-Vision	5,200	26,624
†	LHC Group	3,418	114,879
†	Magellan Health Services	7,390	300,995
†	MedCath	2,079	16,445
†	Metropolitan Health Networks	9,700	19,303
†	Molina Healthcare	2,934	67,101
†	MWI Veterinary Supply	2,498	94,175
	National Healthcare	1,973	71,245
	National Research	200	4,140
†	Nighthawk Radiology Holdings	4,125	18,686
†	NovaMed	6,200	24,056
†	Odyssey HealthCare	7,557	117,738
	Owens & Minor	9,074	389,546
†	PharMerica	6,022	95,629
†	Providence Service	3,009	47,542
†	PSS World Medical	12,409	280,071
†	Psychiatric Solutions	11,683	246,979
†	RadNet	3,900	7,956
†	RehabCare Group	5,500	167,365
†	Res-Care	5,462	61,174
†	Select Medical Holdings	7,800	82,836
†	Skilled Healthcare Group	3,112	23,184
†	Sun Healthcare Group	10,258	94,066
†	Sunrise Senior Living	8,591	27,663
†	Triple-S Management Class B	4,503	79,253
†	U.S. Physical Therapy	2,100	35,553
†	Universal American Financial	6,224	72,821
†	Virtual Radiologic	830	10,591
†	WellCare Health Plans	9,000	330,840

			7,991,768

	Health Care Technology–0.42%
†	American Caresource Holdings	4,300	10,320
†	AMICAS	8,700	47,328
	Computer Programs & Systems	2,227	102,553
†	Eclipsys	11,656	215,870
†	MedAssets	8,283	175,682
†	MedQuist	2,400	16,056
†	Omnicell	7,006	81,900
†	Phase Forward	9,642	148,005
†	Transcend Services	1,500	32,040
†	Vital Images	2,609	33,108

			862,862

	Hotels, Restaurants & Leisure–2.36%
†	AFC Enterprises	5,474	44,668
	Ambassadors Group	4,030	53,559
	Ameristar Casinos	5,381	81,953
†	Bally Technologies	11,520	475,660
†	Benihana	4,000	15,160
†	BJ’s Restaurants	3,701	69,653
†	Bluegreen	3,077	7,446
	Bob Evans Farms	6,936	200,797
†	Buffalo Wild Wings	3,780	152,221
†	California Pizza Kitchen	3,455	46,470
†	Caribou Coffee	2,500	19,300
†	Carrols Restaurant Group	2,700	19,089
†	CEC Entertainment	4,802	153,280
†	Cheesecake Factory	12,800	276,351
	Churchill Downs	1,788	66,782
	CKE Restaurants	10,330	87,392
	Cracker Barrel Old Country Store	4,972	188,886
†	Denny’s	18,136	39,718
†	Diedrich Coffee	1,000	34,850
†	DineEquity	3,600	87,444
†	Domino’s Pizza	7,691	64,451

LVIP SSgA Small-Cap Index Fund–14

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Hotels, Restaurants & Leisure (continued)

	Dover Downs Gaming & Entertainment	1,270	$4,801
†	Einstein Noah Restaurant Group	300	2,949
	Frisch’s Restaurants	700	16,695
†	Gaylord Entertainment	8,270	163,333
†	Great Wolf Resorts	3,854	9,134
†	Interval Leisure Group	8,600	107,242
†	Isle of Capri Casinos	2,345	17,541
†	Jack in the Box	12,298	241,901
†	Krispy Kreme Doughnuts	14,443	42,607
†	Landry’s Restaurants	2,174	46,284
†	Life Time Fitness	8,732	217,688
†	Luby’s	4,000	14,720
	Marcus	3,712	47,588
†	McCormick & Schmick’s Seafood Restaurants	3,600	25,056
†	Monarch Casino & Resort	2,757	22,332
†	Morgans Hotel Group	4,468	20,240
†	Multimedia Games	6,300	37,863
†	O’Charleys	2,641	17,299
†	Orient-Express Hotels Class A	16,200	164,268
†	P.F. Chang’s China Bistro	5,321	201,719
†	Papa John’s International	5,003	116,870
†	Peet’s Coffee & Tea	2,575	85,825
†	Pinnacle Entertainment	13,868	124,535
†	Red Lion Hotels	4,400	21,736
†	Red Robin Gourmet Burgers	3,108	55,633
†	Ruby Tuesday	14,450	104,040
†	Ruth’s Hospitality Group	3,025	6,322
†	Shuffle Master	12,423	102,366
†	Sonic	13,791	138,875
	Speedway Motorsports	2,528	44,543
†	Steak N Shake	281	90,948
†	Texas Roadhouse Class A	10,246	115,063
†	Town Sports International Holding	3,482	8,113
†	Vail Resorts	6,324	239,046
†	Youbet.com	8,700	24,969

			4,885,274

	Household Durables–1.37%
	American Greetings Class A	8,592	187,220
†	Beazer Homes USA	6,957	33,672
	Blyth	1,155	38,947
†	Brookfield Homes	1,560	12,480
†	Cavco Industries	1,400	50,288
†	Central Garden & Pet Class A	13,063	129,846
	CSS Industries	1,304	25,350
	Ethan Allen Interiors	4,885	65,557
†	Furniture Brands International	9,781	53,404
†	Helen of Troy	6,432	157,327
	Hooker Furniture	2,494	30,851
†	Hovnanian Enterprises Class A	11,455	43,987
†	iRobot	3,833	67,461
†	La-Z-Boy	11,665	111,167
†	M/I Homes	4,421	45,934
†	Meritage Homes	6,720	129,898
	National Presto Industries	1,044	114,036
	Ryland Group	8,800	173,360
†	Sealy	9,182	29,015
	Skyline	1,622	29,845
†	Standard Pacific	22,878	85,564
†	Stanley Furniture	2,400	24,360
†	Tempur-Pedic International	15,899	375,693
	Tupperware Brands	13,531	630,138
†	Universal Electronics	2,914	67,663
	WD-40	3,787	122,547

			2,835,610

	Household Products–0.01%
	Oil-Dri Corp. of America	1,600	24,800

			24,800

	Independent Power Producers & Traders–0.01%
†	US Geothermal	11,200	17,136

			17,136

	Industrial Conglomerates–0.27%
	Otter Tail	7,758	192,399
	Raven Industries	3,260	103,570
	Seaboard	71	95,779
	Standex International	3,146	63,203
	Tredegar	6,394	101,153
†	United Capital	100	2,382

			558,486

	Insurance–3.03%
†	Ambac Financial Group	59,800	49,634
	American Equity Investment Life Holding	12,329	91,728
	American Physicians Capital	2,144	65,006
†	American Safety Insurance Holdings	1,600	23,120
†	Amerisafe	3,723	66,902
	Amtrust Financial Services	5,216	61,653
†	Argo Group International Holdings	6,485	188,973
	Assured Guaranty	26,642	579,729
	Baldwin & Lyons Class B	1,418	34,897
†	Citizens	7,622	49,772
†	CNA Surety	3,362	50,060
†	Conseco	43,100	215,500
†	Crawford Class B	4,340	17,100
	Delphi Financial Group	10,014	224,013
	Donegal Group Class A	1,853	28,796
	Eastern Insurance Holdings	2,400	20,688
†	eHealth	4,568	75,052

LVIP SSgA Small-Cap Index Fund–15

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Insurance (continued)

	EMC Insurance Group	1,105	$23,769
	Employers Holdings	10,139	155,532
†	Enstar Group	1,408	102,812
	FBL Financial Group Class A	3,017	55,875
†	First Acceptance	1,845	3,598
	First Mercury Financial	3,495	47,916
	Flagstone Reinsurance Holdings	8,510	93,099
†	FPIC Insurance Group	1,564	60,402
†	Greenlight Capital Re Class A	6,324	149,057
†	Hallmark Financial Service	875	6,965
	Harleysville Group	2,980	94,734
†	Hilltop Holdings	8,763	102,001
	Horace Mann Educators	8,635	107,938
	Independence Holding	522	3,028
	Infinity Property & Casualty	3,020	122,733
	Kansas City Life Insurance	812	24,157
	Maiden Holdings	9,800	71,736
	Max Capital Group	9,613	214,370
	Meadowbrook Insurance Group	11,160	82,584
	Mercer Insurance Group	1,300	23,621
	Montpelier Re Holdings	18,212	315,432
†	National Financial Partners	9,165	74,145
	National Interstate	1,691	28,679
	National Western Life Insurance Class A	430	74,657
†	Navigators Group	2,641	124,418
	NYMAGIC	608	10,087
†	Phoenix Companies	27,887	77,526
	Platinum Underwriters Holdings	10,838	414,987
†	PMA Capital Class A	6,498	40,937
	Presidential Life	4,696	42,968
†	ProAssurance	7,004	376,185
	RLI	4,004	213,213
	Safety Insurance Group	3,003	108,799
†	SeaBright Insurance Holdings	5,380	61,816
	Selective Insurance Group	11,689	192,284
	State Auto Financial	2,674	49,469
	Stewart Information Services	3,354	37,833
	Tower Group	9,771	228,739
†	United America Indemnity Class A	8,313	65,839
	United Fire & Casualty	4,248	77,441
	Universal Insurance Holdings	4,100	24,067
	Zenith National Insurance	7,945	236,602

			6,264,673

	Internet & Catalog Retail–0.53%
†	1-800-FLOWERS.com Class A	3,982	10,552
†	Ancestry.com	2,100	29,421
†	Blue Nile	2,813	178,148
†	Drugstore.Com	21,400	66,126
†	Gaiam Class A	2,338	17,979
†	HSN	8,500	171,615
	NutriSystem	6,900	215,074
†	Orbitz Worldwide	6,577	48,275
†	Overstock.com	3,233	43,839
	PetMed Express	4,634	81,697
†	Shutterfly	4,166	74,196
†	Stamps.com	2,281	20,529
†	Ticketmaster Entertainment	8,300	101,426
†	Vitacost.com	3,000	31,260

			1,090,137

	Internet Software & Services–2.16%
†	Archipelago Learning	1,500	31,050
†	Ariba	18,377	230,080
†	Art Technology Group	28,719	129,523
†	AsiaInfo Holdings	6,403	195,099
†	Chordiant Software	6,916	19,019
†	comScore	4,839	84,924
†	Constant Contact	5,154	82,464
†	DealerTrack Holdings	7,580	142,428
†	Dice Holdings	2,549	16,696
†	Digital River	7,865	212,276
†	DivX	5,891	33,225
	EarthLink	23,133	192,235
†	GSI Commerce	6,198	157,367
	Imergent	2,700	16,389
†	infospace	8,269	70,865
†	Innodata Isogen	5,300	29,362
†	Internap Network Services	9,789	46,008
†	Internet Brands Class A	6,286	49,219
†	Internet Capital Group	8,873	59,005
	iPass	14,800	15,392
†	j2 Global Communications	9,864	200,732
	Keynote Systems	3,430	37,421
†	Knot	6,166	62,092
†	Limelight Networks	8,577	33,708
†	Liquidity Services	4,000	40,280
†	LivePerson	9,800	68,306
†	LoopNet	4,515	44,879
	Marchex Class B	3,808	19,345
†	MercadoLibre	5,637	292,391
†	Move	33,657	55,871
	NIC	11,068	101,162
†	OpenTable	900	22,914
†	Openwave Systems	19,500	44,460
†	Perficient	6,893	58,108
†	Rackspace Hosting	14,200	296,071
†	RealNetworks	17,654	65,496
†	S1	9,940	64,809
†	Saba Software	7,200	29,808
†	SAVVIS	8,498	119,397
†	SolarWinds	2,900	66,729

LVIP SSgA Small-Cap Index Fund–16

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Internet Software & Services (continued)

†	SonicWALL	10,420	$79,296
†	support.com	8,300	21,912
†	Switch & Data Facilities	4,371	88,338
†	TechTarget	2,522	14,199
†	Terremark Worldwide	11,590	79,276
†	Travelzoo	1,800	22,122
	United Online	17,845	128,306
†	ValueClick	18,616	188,394
†	Vocus	4,068	73,224
†	Web.com Group	6,300	41,139
†	Websense	9,747	170,183
†	Zix	15,200	25,992

			4,468,986

	IT Services–2.21%
†	Acxiom	14,100	189,222
†	CACI International Class A	6,477	316,401
	Cass Information Systems	1,874	56,970
†	CGS Systems International	7,877	150,372
†	China Information Security Technology	4,300	26,488
†	CIBER	15,621	53,892
†	Computer Task Group	4,400	35,244
†	CyberSource	15,164	304,948
†	eLoyalty	2,200	15,114
†	Euronet Worldwide	10,222	224,373
†	ExlService Holdings	2,742	49,795
†	Forrester Research	3,254	84,441
†	Fortinet	3,000	52,710
†	Gartner	12,802	230,948
†	Global Cash Access Holdings	9,197	68,886
†	Hackett Group	7,100	19,738
	Heartland Payment Systems	8,151	107,023
	iGate	5,535	55,350
	infoGROUP	8,466	67,897
†	Information Services Group	5,700	18,069
†	Integral Systems	3,488	30,206
†	Lionbridge Technologies	14,400	33,120
†	Mantech International Class A	4,529	218,660
	MAXIMUS	3,779	188,950
†	MoneyGram International	20,400	58,548
†	NCI Class A	1,600	44,240
†	Ness Technologies	9,428	46,197
†	Online Resources	4,279	22,508
†	RightNow Technologies	5,008	86,989
†	Safeguard Scientifics	4,758	49,055
†	Sapient	19,370	160,190
†	SRA International Class A	9,224	176,178
†	StarTek	3,500	26,180
	Syntel	2,576	97,965
†	TeleTech Holdings	6,854	137,286
†	Tier Technologies	4,800	38,400
†	TNS	5,554	142,682
†	Unisys	8,860	341,642
†	VeriFone Holdings	15,300	250,614
†	Virtusa	2,156	19,533
†	Wright Express	8,239	262,495

			4,559,519

	Leisure Equipment & Products–0.67%
	Brunswick	19,100	242,761
	Callaway Golf	13,345	100,621
†	Eastman Kodak	56,200	237,164
†	JAKKS Pacific	6,480	78,538
†	LeapFrog Enterprises	9,381	36,680
†	Marine Products	1,434	7,070
	Polaris Industries	6,741	294,109
	Pool	10,700	204,156
†	RC2	4,027	59,398
†	Smith & Wesson Holding	10,564	43,207
†	Steinway Musical Instruments	1,292	20,556
	Sturm Ruger	4,300	41,710
†	Universal Travel Group	2,800	28,392

			1,394,362

	Life Sciences Tools & Services–1.17%
†	Accelrys	4,100	23,493
†	Affymetrix	14,845	86,695
†	Albany Molecular Research	4,115	37,364
†	AMAG Pharmaceuticals	3,919	149,040
†	BioDelivery Sciences International	3,000	11,790
†	Bruker	9,962	120,142
†	Cambrex	4,818	26,884
†	Celldex Therapeutics	5,800	27,144
†	Clinical Data	3,000	54,780
†	Dionex	3,867	285,655
†	Enzo Biochem	7,599	40,883
†	eResearch Technology	7,821	47,004
†	Exelixis	23,502	173,210
†	Facet Biotech	4,880	85,790
†	Harvard Bioscience	7,200	25,704
†	Heartware International	1,100	39,017
†	Kendle International	3,692	67,601
†	Luminex	8,415	125,636
†	MAKO Surgical	3,000	33,300
†	Medivation	6,076	228,761
†	Nektar Therapeutics	19,807	184,601
†	Omeros	2,200	15,444
†	Parexel International	11,792	166,267
†	Sequenom	11,900	49,266
†	Varian	6,129	315,889

			2,421,360

LVIP SSgA Small-Cap Index Fund–17

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Machinery–2.71%
†	3D Systems	3,720	$42,036
	Actuant Class A	14,933	276,708
	Alamo Group	1,100	18,865
	Albany International	6,180	138,803
†	Altra Holdings	5,271	65,097
	American Railcar Industries	1,386	15,274
	Ampco-Pittsburgh	2,170	68,420
†	Astec Industries	3,595	96,849
	Badger Meter	3,075	122,447
	Barnes Group	9,543	161,277
†	Blount International	9,017	91,072
	Briggs & Stratton	10,684	199,898
	Cascade	2,025	55,667
†	Chart Industries	6,144	101,683
†	China Fire & Security Group	3,500	47,355
	CIRCOR International	3,401	85,637
	CLARCOR	10,857	352,201
†	Colfax	5,700	68,628
†	Columbus McKinnon	3,584	48,957
†	Duoyuan Printing	1,800	14,490
	Dynamic Materials	2,359	47,298
	Eastern	1,400	18,802
†	EnPro Industries	4,626	122,173
	ESCO Technologies	5,759	206,460
	Federal Signal	9,999	60,194
†	Flanders	2,200	9,812
†	Flow International	11,483	35,368
†	Force Protection	13,745	71,611
	FreightCar America	2,150	42,635
	Gorman-Rupp	2,866	79,216
	Graham	2,700	55,890
	Greenbrier Companies	2,738	28,420
†	Hawk	1,700	29,937
†	Hurco Companies	1,151	17,035
	John Bean Technologies	6,000	102,060
†	Kadant	2,541	40,554
	Kaydon	6,918	247,388
†	K-Tron International	500	54,370
†	LB Foster Class A	2,157	64,300
	Lindsay	2,899	115,525
†	MEMSIC	5,300	17,384
	Met-Pro	3,700	39,294
†	Middleby	3,415	167,403
†	Miller Industries	3,000	34,050
	Mueller Industries	8,371	207,936
	Mueller Water Products Class A	31,434	163,457
	NACCO Industries Class A	1,223	60,905
	Nordson	7,348	449,551
†	North American Galvanizing & Coating	3,900	18,915
	Omega Flex	497	6,958
†	PMFG	2,200	35,662
	Portec Rail Products	2,100	22,491
†	RBC Bearings	4,957	120,604
	Robbins & Myers	5,326	125,268
†	Sauer-Danfoss	1,732	20,801
†	SmartHeat	2,300	33,396
	Sun Hydraulics	3,017	79,196
†	Tecumseh Products Class A	4,764	55,691
	Tennant	3,679	96,353
	Titan International	7,455	60,460
†	Titan Machinery	2,955	34,101
†	Trimas	2,184	14,786
	Twin Disc	1,244	12,987
	Watts Water Technologies Class A	6,384	197,393

			5,595,454

	Marine–0.16%
†	American Commercial Lines	1,534	28,118
†	Eagle Bulk Shipping	14,949	73,998
†	Genco Shipping & Trading	5,166	115,614
	Horizon Lines	6,464	36,004
	International Shipholding	900	27,963
†	TBS International Class A	3,888	28,577
†	Ultrapetrol (Bahamas)	4,077	19,407

			329,681

	Media–0.94%
	Arbitron	5,459	127,850
†	Ascent Media	3,100	79,143
	Belo Class A	17,993	97,882
†	Carmike Cinemas	3,200	24,192
	Cinemark Holdings	7,519	108,048
†	CKX	12,496	65,854
†	Crown Media Holdings Class A	2,096	3,039
†	Dolan Media	6,459	65,946
†	EW Scripps	7,000	48,720
†	Fisher Communications	941	15,291
†	Global Sources	2,380	14,875
	Harte-Hanks	8,100	87,318
	Journal Communications Class A	10,538	40,993
†	Knology	6,767	74,099
†	Lakes Entertainment	6,000	15,060
†	Lin TV Class A	3,684	16,431
†	Live Nation	18,754	159,597
†	Lodgenet Entertainment	5,900	32,627
†	Martha Stewart Living Omnimedia Class A	6,454	31,883
†	Mediacom Communications Class A	6,435	28,764
	National CineMedia	8,947	148,252
†	Outdoor Channel Holdings	3,100	17,980
†	Playboy Enterprises Class B	3,957	12,662
	Primedia	6,160	22,238

LVIP SSgA Small-Cap Index Fund–18

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Media (continued)

†	RCN	7,831	$84,966
†	Reading International	5,200	21,060
†	Rentrak	2,200	38,874
	Scholastic	4,754	141,812
†	Sinclair Broadcasting Group Class A	10,838	43,677
†	Valassis Communications	10,386	189,648
	Value Line	130	3,264
	World Wrestling Entertainment Class A	5,254	80,544

			1,942,589

	Metals & Mining–1.10%
†	Allied Nevada Gold	11,700	176,436
	AM Castle	3,401	46,560
	AMCOL International	5,027	142,867
†	Brush Engineered Materials	4,600	85,284
†	Century Aluminum	12,100	195,899
†	China Precision Steel	10,000	20,500
†	Coeur d’Alene Mines	15,848	286,215
†	General Moly	15,025	31,252
†	General Steel Holdings	2,000	8,820
	Haynes International	2,785	91,821
†	Hecla Mining	51,470	318,085
†	Horsehead Holding	9,231	117,695
	Kaiser Aluminum	3,200	133,184
	Olympic Steel	1,951	63,564
†	Paramount Gold & Silver	18,500	26,825
†	RTI International Metals	6,094	153,386
†	Stillwater Mining	9,481	89,880
†	U.S. Gold	18,500	45,880
†	Universal Stainless & Alloy	974	18,370
†	Uranerz Energy	14,000	18,200
†	Uranium Energy	10,400	39,312
	Worthington Industries	12,807	167,387

			2,277,422

	Multiline Retail–0.31%
†	99 Cents Only Stores	9,434	123,302
	Dillard Class A	10,800	199,261
	Fred’s Class A	8,393	85,609
†	Retail Ventures	6,071	53,971
†	Saks	25,900	169,904
†	Tuesday Morning	3,718	9,592

			641,639

	Multi-Utilities & Unregulated Power–0.51%
	Avista	12,017	259,447
	Black Hills	8,233	219,245
	CH Energy Group	3,257	138,488
	NorthWestern	7,566	196,867
	PNM Resources	18,233	230,647

			1,044,694

	Oil, Gas & Consumable Fuels–3.07%
	Alon USA Energy	2,540	17,374
	Apco Oil & Gas International	2,244	49,592
†	Approach Resources	1,454	11,225
†	Arena Resources	8,322	358,927
†	ATP Oil & Gas	9,067	165,745
	Berry Petroleum Class A	9,161	267,043
†	Bill Barrett	7,991	248,600
†	BPZ Resources	19,821	188,300
†	Brigham Exploration	20,652	279,835
†	Carrizo Oil & Gas	5,697	150,914
†	Cheniere Energy	8,900	21,538
†	Clayton Williams Energy	1,566	54,873
†	Clean Energy Fuels	8,137	125,391
†	Cloud Peak Energy	7,000	101,920
†	Contango Oil & Gas	2,831	133,085
†	CREDO Petroleum	2,200	20,460
	Crosstex Energy	7,397	44,752
†	Cubic Energy	2,000	2,980
†	CVR Energy	5,342	36,646
	Delek US Holdings	3,567	24,291
†	Delta Petroleum	38,916	40,473
	DHT Maritime	10,926	40,208
†	Endeavor International	24,000	25,920
†	Evergreen Energy	25,125	8,618
†	FX Energy	9,583	27,312
	General Maritime	9,355	65,391
†	GeoResources	2,300	31,418
†	GMX Resources	6,560	90,134
†	Golar LNG	6,337	81,240
†	Goodrich Petroleum	5,128	124,867
†	Gran Tierra Energy	42,500	243,525
†	Green Plains Renewab	2,500	37,175
†	Gulfport Energy	6,414	73,440
†	Harvest Natural Resources	6,196	32,777
†	International Coal Group	20,353	78,563
†	Isramco	300	21,450
†	James River Coal	6,100	113,033
	Knightsbridge Tankers	3,051	40,456
†	McMoRan Exploration	16,752	134,351
	Nordic American Tanker Shipping	8,818	264,540
†	Northern Oil & Gas	7,300	86,432
†	Oilsands Quest	52,924	60,863
	Panhandle Oil & Gas Class A	1,800	46,620
†	Patriot Coal	15,900	245,814
	Penn Virginia	9,485	201,936
†	Petroleum Development	4,720	85,951
†	Petroquest Energy	12,292	75,350
†	PrimEenergy	100	3,639
†	Rex Energy	5,893	70,716
†	Rosetta Resources	11,709	233,360
	Ship Finance International	10,128	138,045

LVIP SSgA Small-Cap Index Fund–19

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Oil, Gas & Consumable Fuels (continued)

†	Stone Energy	9,106	$164,363
†	Swift Energy	8,164	195,609
†	Syntroleum	15,200	40,432
	Teekay Tankers Class A	2,937	25,053
†	Toreador Resources	3,847	38,085
†	USEC	21,852	84,130
†	Vaalco Energy	10,692	48,649
†	Vantage Drilling	9,700	15,617
†	Venoco	4,376	57,063
	W&T Offshore	7,500	87,750
†	Warren Resources	11,392	27,910
†	Western Refining	10,200	48,042
†	Westmoreland Coal	1,700	15,147
	World Fuel Services	12,858	344,466
†	Zion Oil & Gas	3,567	25,504

			6,344,928

	Paper & Forest Products–0.80%
†	Buckeye Technologies	9,123	89,040
†	Clearwater Paper	2,518	138,414
	Deltic Timber	2,129	98,317
†	Domtar	8,900	493,150
	Glatfelter	10,083	122,508
†	Kapstone Paper & Packaging	7,700	75,845
†	Louisiana-Pacific	26,100	182,178
	Neenah Paper	3,732	52,061
†	Orchids Paper Products	1,100	22,022
	Schweitzer-Mauduit International	3,888	273,522
	Wausau Paper	9,203	106,755

			1,653,812

	Personal Products–0.63%
†	American Oriental Bioengineering	12,467	57,972
†	Bare Escentuals	14,000	171,220
†	Chattem	4,215	393,259
†	China Sky One Medical	2,400	54,600
†	Elizabeth Arden	5,623	81,196
†	Female Health	4,900	23,177
	Inter Parfums	3,936	47,895
	Mannatech	2,245	7,004
	Nu Skin Enterprises Class A	10,695	287,375
†	Prestige Brands Holdings	7,653	60,153
†	Revlon	3,700	62,937
	Schiff Nutrition International	1,300	10,166
†	USANA Health Sciences	1,252	39,939

			1,296,893

	Pharmaceuticals–1.45%
†	Acura Pharmaceuticals	2,300	12,259
†	Adolor	7,500	10,950
†	Akorn	13,578	24,305
†	Ardea Biosciences	2,900	40,600
†	Auxilium Pharmaceuticals	9,644	289,127
†	AVANIR Pharmaceuticals	14,100	26,790
†	Biodel	1,970	8,550
†	BioMimetic Therapeutics	2,190	26,127
†	Biospecifics Technologies	1,100	32,285
†	Cadence Pharmaceuticals	5,632	54,461
†	Caraco Pharmaceutical Laboratories	1,637	9,887
†	Cumberland Pharmaceuticals	2,300	31,257
†	Cypress Bioscience	7,903	45,521
†	Depomed	12,300	41,205
†	Discovery Laboratories	26,662	16,757
†	DURECT	17,760	43,867
†	Hi-Tech Pharmacal	2,200	61,710
†	Impax Laboratories	12,900	175,440
†	Infinity Pharmaceuticals	5,200	32,136
†	Inspire Pharmaceuticals	14,700	81,144
†	ISTA Pharmaceuticals	8,100	36,936
†	Javelin Pharmaceuticals	10,358	13,465
†	KV Pharmaceutical Class A	10,167	37,313
†	Lannett	3,200	18,912
†	MAP Pharmaceuticals	1,100	10,483
†	Matrixx Initiatives	3,200	13,504
†	Medicines	10,397	86,711
	Medicis Pharmaceutical Class A	12,330	333,528
†	MiddleBrook Pharmaceutical	6,800	3,468
†	Myriad Pharmaceuticals	3,944	19,838
†	NeurogesX	3,200	24,672
†	Obagi Medical Products	3,027	36,324
†	OncoGenex Pharmaceutical	1,100	24,508
†	Optimer Pharmaceuticals	5,700	64,296
†	Pain Therapeutics	7,812	41,872
†	Par Pharmaceuticals	7,514	203,329
†	POZEN	5,106	30,585
†	Questcor Pharmaceuticals	13,600	64,600
†	Repros Therapeutics	2,900	2,310
†	Salix Pharmaceuticals	12,218	310,337
†	Santarus	12,100	55,902
†	Spectrum Pharmaceuticals	7,500	33,300
†	Sucampo Pharmaceuticals Class A	1,300	5,252
†	SuperGen	14,500	37,990
†	ViroPharma	15,978	134,055
†	Vivus	17,395	159,860
†	XenoPort	6,944	128,881

			2,996,609

	Real Estate Investment Trusts–6.17%
	Acadia Realty Trust	8,861	149,485
	Agree Realty	1,737	40,455
†	Alexander’s	477	145,208
	American Campus Communitie	11,497	323,066

LVIP SSgA Small-Cap Index Fund–20

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Real Estate Investment Trusts (continued)

	American Capital Agency	3,700	$98,198
	Anworth Mortgage Asset	23,690	165,830
†	Apollo Commercial Real Estate	1,600	28,784
†	Ashford Hospitality Trust	12,581	58,376
	Associated Estates Realty	3,734	42,082
	BioMed Realty Trust	20,642	325,731
	CapLease	12,268	53,734
	Capstead Mortgage	15,300	208,845
	Care Investment Trust	2,500	19,450
	CBL & Associates Properties	30,200	292,034
	Cedar Shopping Centers	7,280	49,504
	Cogdell Spencer	6,500	36,790
	Colonial Properties Trust	13,800	161,874
	Colony Financial	3,400	69,258
	Cousins Properties	15,098	115,198
†	CreXus Investment	3,300	46,068
	Cypress Sharpridge Investments	3,400	45,934
	DCT Industrial Trust	44,461	223,194
	Developers Diversified Realty	34,500	319,470
	DiamondRock Hospitality	24,349	206,236
	DuPont Fabros Technology	5,814	104,594
	Dynex Capital	3,300	28,809
	EastGroup Properties	5,440	208,243
	Education Realty Trust	13,361	64,667
	Entertainment Properties Trust	9,001	317,465
	Equity Lifestyle Properties	5,368	270,923
	Equity One	6,478	104,749
	Extra Space Storage	18,878	218,041
†	FelCor Lodging Trust	15,478	55,721
†	First Industrial Realty Trust	9,673	50,590
	First Potomac Realty Trust	6,387	80,285
	Franklin Street Properties	14,439	210,954
	Getty Realty	3,359	79,037
	Gladstone Commercial	2,000	26,820
	Glimcher Realty Trust	13,817	37,306
	Government Properties Income Trust	2,347	53,934
†	Gramercy Capital	11,511	29,813
	Hatteras Financial	7,600	212,496
	Healthcare Realty Trust	12,522	268,722
	Hersha Hospitality Trust	8,190	25,717
	Highwoods Properties	15,142	504,985
	Home Properties	6,894	328,913
	Inland Real Estate	14,149	115,314
	Invesco Mortgage Capital	2,300	52,348
	Investors Real Estate Trust	16,495	148,455
†	iStar Financial	22,100	56,576
	Kilroy Realty	9,300	285,231
	Kite Realty Group Trust	9,866	40,155
	LaSalle Hotel Properties	13,961	296,392
	Lexington Reality Trust	21,291	129,449
	LTC Properties	5,116	136,853
	Medical Properties Trust	17,721	177,210
	MFA Mortgage Investments	59,821	439,684
	Mid-America Apartment Communities	6,108	294,894
	Mission West Properties	2,890	20,779
	Monmouth Real Estate Investment Class A	6,000	44,640
	National Health Investors	5,461	202,002
	National Retail Properties	17,554	372,496
	NorthStar Realty Finance	16,093	55,199
	Omega Healthcare Investors	17,775	345,724
	One Liberty Properties	63	553
	Parkway Properties	4,662	97,063
	Pennsylvania Real Estate Investment Trust	9,223	78,027
†	Pennymac Mortgage Investment Trust	3,004	51,609
	Post Properties	10,208	200,077
	Potlatch	8,263	263,424
	PS Business Parks	3,882	194,294
†	RAIT Investment Trust	17,195	22,525
	Ramco-Gershenson Properties Trust	5,759	54,941
	Redwood Trust	16,060	232,228
	Resource Capital	3,593	17,678
	Saul Centers	1,503	49,238
	Sovran Self Storage	5,731	204,769
	Starwood Property Trust	9,871	186,463
†	Strategic Hotel & Resorts	19,105	35,535
	Sun Communities	4,026	79,514
†	Sunstone Hotel Investors	20,453	181,623
	Tanger Factory Outlet Centers	8,640	336,874
	UMH Properties	2,700	22,896
	Universal Health Realty Income Trust	2,408	77,128
	Urstadt Biddle Properties Class A	4,142	63,248
	U-Store-It Trust	18,206	133,268
	Walter Investment Management	5,400	77,382
	Washington Real Estate Investment Trust	12,404	341,730
	Winthrop Realty Trust	3,098	33,644

			12,756,720

	Real Estate Management & Development–0.15%
†	Avatar Holdings	2,177	37,031
	Consolidated-Tomoka Land	892	31,166
†	Forestar Group	7,300	160,454
†	Tejon Ranch	2,690	78,602

			307,253

	Road & Rail–0.98%
†	Amerco	1,869	92,927
	Arkansas Best	5,355	157,598
†	Avis Budget Group	21,600	283,392
†	Celadon Group	5,177	56,170

LVIP SSgA Small-Cap Index Fund–21

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Road & Rail (continued)

†	Dollar Thrifty Automotive Group	6,340	$162,367
†	Genesee & Wyoming Class A	8,035	262,262
	Heartland Express	10,248	156,487
	Knight Transportation	12,222	235,762
†	Marten Transport	2,989	53,653
†	Old Dominion Freight Line	6,136	188,375
†	Patriot Transportation Holding	258	24,371
†	RailAmerica	5,200	63,440
†	Saia	2,849	42,222
	Universal Truckload Services	1,205	21,811
†	USA Truck	2,200	27,544
	Werner Enterprises	9,143	180,940
†	YRC Worldwide	10,900	9,154

			2,018,475

	Semiconductors & Semiconductor Equipment–3.64%
†	Actel	5,349	63,546
†	Advanced Analogic Technology	7,789	30,689
†	Advanced Energy Industries	7,560	114,005
†	Amkor Technology	22,305	159,704
†	Anadigics	13,720	57,898
†	Applied Micro Circuits	13,466	100,591
†	Atheros Communications	13,797	472,398
†	ATMI	6,301	117,325
†	Brooks Automation	13,174	113,033
†	Cabot Microelectronics	4,944	162,954
†	Cavium Networks	7,597	181,037
†	Ceva	4,900	63,014
†	Cirrus Logic	14,906	101,659
	Cohu	5,778	80,603
±†	CSR	1	4
†	Cymer	6,437	247,052
†	Diodes	7,348	150,267
†	DSP Group	3,978	22,396
†	Emcore	11,700	12,519
†	Entegris	29,688	156,753
†	Entropic Communications	12,612	38,719
†	Exar	7,513	53,417
†	FEI	8,197	191,482
†	FormFactor	10,319	224,541
†	GSI Technology	5,900	26,432
†	GT Solar International	6,300	35,028
†	Hittite Microwave	4,469	182,112
†	IXYS	4,755	35,282
†	Kopin	15,400	64,372
†	Kulicke & Soffa Industries	13,133	70,787
†	Lattice Semiconductor	28,094	75,854
	Micrel	10,539	86,420
†	Microsemi	16,965	301,128
†	Microtune	9,022	20,390
†	MIPS Technologies	10,138	44,303
†	MKS Instruments	10,812	188,237
†	Monolithic Power Systems	7,114	170,523
†	Netlogic Microsystems	3,708	171,532
†	NVE	1,100	45,441
†	OmniVision Technologies	10,268	149,194
†	Pericom Semiconductor	6,001	69,192
†	Photronics	9,972	44,375
†	PLX Technology	8,008	25,866
	Power Integrations	5,100	185,436
†	RF Micro Devices	55,457	264,530
†	Rubicon Technology	3,101	62,981
†	Rudolph Technologies	7,512	50,481
†	Semtech	13,052	222,015
†	Sigma Designs	7,191	76,944
†	Silicon Image	16,375	42,248
†	Silicon Storage Technology	16,064	41,124
†	Skyworks Solutions	35,770	507,577
†	SRS Labs	3,600	26,388
†	Standard Microsystems	5,230	108,679
†	Supertex	2,391	71,252
†	Techwell	4,316	56,971
†	Tessera Technologies	10,255	238,634
†	Trident Microsystems	9,989	18,580
†	TriQuint Semiconductor	31,749	190,494
†	Ultratech	4,502	66,900
†	Veeco Instruments	8,450	279,187
†	Virage Logic	5,100	28,050
†	Volterra Semiconductor	5,104	97,588
†	White Electronic Designs	6,800	31,756
†	Zoran	11,886	131,340

			7,521,229

	Software–4.19%
†	ACI Worldwide	7,916	135,759
†	Actuate	11,129	47,632
†	Advent Software	3,058	124,552
	American Software Class A	3,400	20,400
†	ArcSight	3,944	100,888
	Blackbaud	9,276	219,192
†	Blackboard	6,795	308,425
†	Bottomline Technologies	5,377	94,474
†	Callidus Software	5,400	16,308
†	Commvault Systems	8,667	205,321
†	Concur Technologies	8,728	373,122
†	Deltek	4,988	38,807
†	DemandTec	4,100	35,957
†	Double-Take Software	4,581	45,764
†	Dynamics Research	2,100	22,281
†	Ebix	1,500	73,245
†	Epicor Software	10,641	81,084
†	EPIQ Systems	7,057	98,727

LVIP SSgA Small-Cap Index Fund–22

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Software (continued)

†	ePlus	1,200	$19,812
	Fair Isaac	10,400	221,624
†	FalconStor Software	5,936	24,100
†	Global Defense Technology & System	1,400	23,044
†	GSE Systems	4,600	25,208
	Henry (Jack) & Associates	17,632	407,652
†	i2 Technologies	3,530	67,494
†	InContact	8,400	24,612
†	Informatica	18,966	490,461
†	Interactive Intelligence	2,519	46,450
†	JDA Software Group	5,924	150,884
†	Kenexa	5,469	71,370
†	Lawson Software	28,864	191,946
†	Manhattan Associates	5,374	129,137
†	Medidata Solutions	2,100	32,760
†	Mentor Graphics	21,334	188,379
†	MicroStrategy	1,977	185,878
†	Monotype Imaging Holdings	5,602	50,586
†	Net 1 UEPS Technologies	6,245	121,278
†	Netscout Systems	5,600	81,984
†	NetSuite	3,970	63,441
	Opnet Technologies	3,300	40,227
†	Parametric Technology	24,714	403,827
	Pegasystems	3,224	109,616
†	Pervasive Software	4,500	21,690
†	Phoenix Technologies	9,900	27,225
†	Progress Software	8,329	243,290
†	PROS Holdings	3,284	33,989
	QAD	2,150	13,137
	Quality Systems	4,971	312,129
†	Quest Software	12,994	239,090
†	Radiant Systems	6,539	68,006
	Renaissance Learning	1,910	21,698
†	Rosetta Stone	1,400	25,130
†	Smith Micro Software	5,535	50,590
	Solera Holdings	14,801	532,995
†	Sourcefire	4,975	133,081
†	SuccessFactors	9,613	159,384
†	Symyx Technologies	7,858	43,219
†	Synchronoss Technolgies	3,539	55,952
†	Take-Two Interactive Software	17,004	170,890
†	Taleo Class A	8,715	204,977
†	Telecommunication Systems Class A	8,100	78,408
†	THQ	15,025	75,726
†	TIBCO Software	36,827	354,644
†	TiVo	23,436	238,578
†	Tyler Technologies	6,796	135,308
†	Ultimate Software Group	5,103	149,875
†	Unica	3,044	23,591
†	Vasco Data Security International	6,483	40,648

			8,666,958

	Specialty Retail–3.21%
†	America’s Car-Mart	2,100	55,293
†	AnnTaylor Stores	12,600	171,864
†	Asbury Automotive Group	7,013	80,860
	Bebe Stores	6,269	39,307
	Big 5 Sporting Goods	4,521	77,671
	Books-A-Million	700	4,704
†	Borders Group	10,579	12,483
	Brown Shoe	9,384	92,620
	Buckle	5,382	157,585
†	Build-A-Bear Workshop	4,589	22,440
†	Cabela’s	8,587	122,451
	Cato Class A	5,779	115,927
†	Charming Shoppes	23,843	154,264
†	Children’s Place Retail Stores	4,642	153,232
	Christopher & Banks	6,754	51,465
†	Citi Trends	2,836	78,330
†	Coldwater Creek	12,500	55,750
†	Collective Brands	13,783	313,839
†	Conn’s	1,902	11,108
†	Destination Maternity	1,100	20,900
†	Dress Barn	11,755	271,538
†	DSW Class A	2,865	74,146
	Finish Line Class A	9,686	121,559
†	Genesco	4,762	130,765
†	Group 1 Automotive	5,338	151,332
†	Gymboree	6,479	281,772
	Haverty Furniture	3,720	51,076
†	hhgregg	3,140	69,174
†	Hibbett Sports	6,522	143,419
†	HOT Topic	10,467	66,570
†	J. Crew Group	10,651	476,527
†	Jo-Ann Stores	5,693	206,314
†	Jos. A. Bank Clothiers	4,096	172,810
†	Kirkland’s	3,000	52,110
†	Lithia Motors	4,100	33,702
†	Lumber Liquidators	3,300	88,440
	Men’s Wearhouse	10,908	229,722
†	Midas	3,131	26,457
	Monro Muffler	3,815	127,574
†	New York	4,443	19,060
†	OfficeMax	16,300	206,847
†	Pacific Sunwear of California	14,863	59,155
	PEP Boys-Manny Moe & Jack	9,374	79,304
†	Pier 1 Imports	24,580	125,112
†	Rent-A-Center	14,172	251,128
†	Rex Stores	1,600	22,496
†	Sally Beauty Holdings	19,839	151,768

LVIP SSgA Small-Cap Index Fund–23

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Specialty Retail (continued)

†	Shoe Carnival	2,431	$49,763
†	Sonic Automotive Class A	7,190	74,704
	Sport Supply Group	2,800	35,252
	Stage Stores	7,837	96,865
†	Stein Mart	6,002	63,981
†	Syms	1,300	9,399
	Systemax	2,797	43,941
†	Talbots	5,910	52,658
†	Tractor Supply	7,600	402,496
†	Ulta Salon Cosmetics & Fragrance	6,326	114,880
†	Vitamin Shoppe	2,200	48,928
†	West Marine	3,500	28,210
†	Wet Seal Class A	20,696	71,401
†	Zale	4,462	12,137
†	Zumiez	3,998	50,855

			6,637,440

	Textiles, Apparel & Luxury Goods–2.08%
†	American Apparel	7,100	22,010
†	Carter’s	12,152	318,990
	Cherokee	1,520	27,086
	Columbia Sportswear	2,329	90,924
†	CROCS	18,600	106,950
†	Deckers Outdoor	2,732	277,899
†	FGX International Holdings	3,482	68,212
†	Fossil	10,326	346,542
†	Fuqi International	2,200	39,490
†	G-III Apparel Group	2,617	56,710
†	Iconix Brand Group	14,955	189,181
	Jones Apparel Group	17,800	285,868
†	Kenneth Cole Productions Class A	1,306	12,603
†	K-Swiss Class A	4,785	47,563
†	Liz Claiborne	20,300	114,289
†	lululemon athletica	8,610	259,161
†	Madden (Steven)	3,480	143,515
†	Maidenform Brands	4,329	72,251
	Movado Group	3,650	35,478
	Oxford Industries	2,310	47,771
†	Perry Ellis International	1,362	20,512
†	Quiksilver	24,354	49,195
†	RUE21	1,300	36,517
†	Skechers U.S.A. Class A	7,010	206,164
†	Timberland Class A	9,293	166,623
†	True Religion Apparel	5,380	99,476
†	Under Armour Class A	6,941	189,281
†	Unifi	8,500	32,980
	UniFirst	2,874	138,268
†	Volcom	3,801	63,629
†	Warnaco Group	9,686	408,653
	Weyco Group	1,220	28,841
	Wolverine World Wide	10,629	289,321

			4,291,953

	Thrift & Mortgage Finance–1.35%
	Abington Bancorp	4,839	33,341
	Astoria Financial	18,200	226,225
	Bank Mutual	8,783	60,778
	BankFinancial	4,048	40,075
†	Beneficial Mutual Bancorp	6,984	68,723
	Berkshire Hills Bancorp	3,290	68,037
	Brookline Bancorp	12,589	124,757
	Brooklyn Federal Bancorp	700	7,028
	Clifton Savings Bancorp	2,441	22,872
	Danvers Bancorp	5,300	68,847
	Dime Community Bancshares	6,252	73,273
†	Doral Financial	490	1,779
	ESB Financial	2,100	27,762
	Essa Bancorp	2,500	29,250
	First Defiance Financial	2,000	22,580
	First Financial Holdings	4,040	52,480
	First Financial Northwest	3,200	20,960
	First Financial Services	1,200	10,872
†	Flagstar Bancorp	26,073	15,644
	Flushing Financial	6,959	78,358
†	Fox Chase Bancorp	1,600	15,232
†	Home Bancorp	2,100	25,599
	Home Federal Bancorp	3,800	50,578
	Kearny Financial	4,477	45,128
	Legacy Bancorp	2,200	21,692
†	Meridian Interstate Bancorp	2,100	18,249
†	MGIC Investment	26,800	154,904
	NASB Financial	614	14,300
	NewAlliance Bancshares	22,752	273,251
	Northeast Community Bancorp	2,000	13,140
	OceanFirst Financial	2,500	28,250
†	Ocwen Financial	12,679	121,338
	Oritani Financial	1,774	24,357
†	PMI Group	17,600	44,352
	Provident Financial Services	12,981	138,248
	Provident New York Bancorp	7,146	60,312
	Prudential Bancorp of Pennsylvania	1,400	13,328
	Radian Group	17,600	128,656
	Rockville Financial	1,279	13,430
	Roma Financial	1,435	17,737
†	Territorial Bancorp	3,100	55,955
†	Tree.com	2,100	19,215
	Trustco Bank	14,975	94,343
	United Financial Bancorp	3,700	48,507
	ViewPoint Financial	1,803	25,981
†	Waterstone Financial	1,430	2,932
	Webster Financial	14,900	176,863

LVIP SSgA Small-Cap Index Fund–24

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Thrift & Mortgage Finance (continued)

	Westfield Financial	5,892	$48,609
	WSFS Financial	1,835	47,031

			2,795,158

	Tobacco–0.22%
†	Alliance One International	20,571	100,386
†	Star Scientific	16,800	11,760
	Universal	5,230	238,541
	Vector Group	8,138	113,932

			464,619

	Trading Company & Distributors–0.75%
	Aceto	5,400	27,810
	Aircastle	9,700	95,545
	Applied Industrial Technologies	9,309	205,450
†	Beacon Roofing Supply	9,448	151,168
†	BlueLinx Holdings	4,100	11,357
†	DXP Enterprises	1,400	18,298
†	H&E Equipment Services	6,235	65,405
	Houston Wire & Cable	3,875	46,113
†	Interline Brands	7,496	129,456
	Kaman Class A	5,189	119,814
	Lawson Products	1,079	19,044
†	RSC Holdings	9,882	69,569
†	Rush Enterprises Class A	7,546	89,722
	TAL International Group	3,488	46,146
	Textainer Group Holdings	2,073	35,034
†	United Rentals	13,100	128,511
	Watsco	5,666	277,520
†	Willis Lease Finance	1,500	22,500

			1,558,462

	Transportation Infrastructure–0.01%
†	CAI International	1,400	12,642

			12,642

	Water Utilities–0.31%
	American States Water	4,074	144,260
	Artesian Resources	1,500	27,465
†	Cadiz	2,898	34,689
	California Water Service Group	4,251	156,523
	Connecticut Water Service	1,800	44,586
	Consolidated Water	2,476	35,382
	Middlesex Water	2,800	49,364
	Pennichuck	1,000	21,130
	SJW	2,334	52,678
	Southwest Water	4,891	28,808
	York Water	2,700	39,177

			634,062

	Wireless Telecommunication Services–0.15%
†	Syniverse Holdings	14,998	262,167
†	USA Mobility	5,018	55,248

			317,415

	Total Common Stock (Cost $216,296,388)		201,906,954

	RIGHTS–0.00%
	Builders FirstSource	3,622	886
@	Flagstar Bancorp	39,110	0

	Total Rights (Cost $0)		886

	WARRANTS–0.00%
†@#	Greenhunter Energy Warrants 144A, exercise price $27.50, expiration date 8/27/11	90	0
†@	Lantronix Warrants, exercise price $4.68, expiration date 2/9/11	316	0

	Total Warrants (Cost $0)		0

		Principal
		Amount
		(U.S. $)

¥≠	U.S. TREASURY OBLIGATION–0.26%
	U.S. Treasury Bill 0.02% 3/11/10	$541,000	540,965

	Total U.S. Treasury Obligation (Cost $540,982)		540,965

		Number of
		Shares

	SHORT-TERM INVESTMENT–2.25%
	Money Market Mutual Fund–2.25%
	Dreyfus Treasury & Agency Cash Management Fund	4,645,978	4,645,978

	Total Short-Term Investment (Cost $4,645,978)		4,645,978

LVIP SSgA Small-Cap Index Fund–25

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.20% (Cost $221,483,348)	$207,094,783

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.20%)	(406,570)

NET ASSETS APPLICABLE TO 14,493,883 SHARES OUTSTANDING–100.00%	$206,688,213

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($138,927,414 / 9,743,750 Shares)	$14.258

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($67,760,799 / 4,750,133 Shares)	$14.265

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization-no par)	$246,994,779
Undistributed net investment income	698,278
Accumulated net realized loss on investments	(26,866,189)
Net unrealized depreciation of investments	(14,138,655)

Total net assets	$206,688,213

≠	The rate shown is the effective yield at the time of purchase.

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $4, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

¥	Fully or partially pledged as collateral for financial futures contracts.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following financial futures contract was outstanding at December 31, 2009:

Financial Futures Contract1

Contract	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation

85 Russell 2000 Mini Index	$5,053,240	$5,303,150	3/19/10	$249,910

The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP SSgA Small-Cap Index Fund–26

LVIP SSgA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$2,350,004
Interest	4,654
Foreign tax withheld	(489)

2,354,169

EXPENSES:
Management fees	538,245
Distribution expenses-Service Class	107,216
Accounting and administration expenses	77,638
Reports and statements to shareholders	58,642
Russell 2000 Index fees	31,202
Professional fees	22,508
Custodian fees	10,881
Trustees’ fees	5,237
Other	23,202

874,771
Less expenses waived/reimbursed	(7,612)

Total operating expenses	867,159

NET INVESTMENT INCOME	1,487,010

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(25,131,108)
Futures contracts	1,203,594
Foreign currencies	2,743

Net realized loss	(23,924,771)
Net change in unrealized appreciation/depreciation of investments	67,812,103

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	43,887,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,374,342

See accompanying notes

LVIP SSgA Small-Cap Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,487,010	$1,852,482
Net realized loss on investments	(23,924,771)	(2,069,213)
Net change in unrealized appreciation/depreciation of investments	67,812,103	(65,306,304)

Net increase (decrease) in net assets resulting from operations	45,374,342	(65,523,035)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(880,307)	(1,424,965)
Service Class	(275,974)	(187,205)
Net realized gain on investments:
Standard Class	(256,883)	(13,679,112)
Service Class	(103,551)	(1,435,394)

	(1,516,715)	(16,726,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	38,554,574	51,719,143
Service Class	40,696,525	30,331,218
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,137,190	15,104,077
Service Class	379,525	1,622,599

	80,767,814	98,777,037

Cost of shares repurchased:
Standard Class	(44,959,533)	(46,189,091)
Service Class	(11,716,731)	(5,241,641)

	(56,676,264)	(51,430,732)

Increase in net assets derived from capital share transactions	24,091,550	47,346,305

NET INCREASE (DECREASE) IN NET ASSETS	67,949,177	(34,903,406)
NET ASSETS:
Beginning of year	138,739,036	173,642,442

End of year (including undistributed net investment income of $698,278 and $583,630, respectively)	$206,688,213	$138,739,036

See accompanying notes

LVIP SSgA Small-Cap Index Fund–27

LVIP SSgA Small-Cap Index Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/09	12/31/08[2]	12/31/07[3]	12/31/06		12/31/05

Net asset value, beginning of period	$11.413	$19.096	$18.450	$16.316		$14.573

Income (loss) from investment operations:
Net investment income (loss)[4]	0.113	0.186	0.181	(0.044)		(0.090)
Net realized and unrealized gain (loss) on investments	2.850	(6.173)	0.590	2.178		1.833

Total from investment operations	2.963	(5.987)	0.771	2.134		1.743

Less dividends and distributions from:
Net investment income	(0.091)	(0.149)	(0.125)	—		—
Net realized gain on investments	(0.027)	(1.547)	—	—		—

Total dividends and distributions	(0.118)	(1.696)	(0.125)	—		—

Net asset value, end of period	$14.258	$11.413	$19.096	$18.450		$16.316

Total return[5]	26.02%	(33.97% )	4.18%	13.08%		11.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,927	$112,717	$166,199	$71,306		$70,150
Ratio of expenses to average net assets	0.45%	0.45%	0.52%	0.86%		0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.46%	0.47%	0.56%	0.86%		0.85%
Ratio of net investment income (loss) to average net assets	0.95%	1.18%	1.13%	(0.25%	)	(0.57%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.94%	1.16%	1.09%	(0.25%	)	(0.57%	)
Portfolio turnover	37%	37%	119%	222%		133%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (JPVF Fund) was reorganized into the Fund.

The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	Commencing April 30, 2007, Mellon Capital Management Corporation replaced Lord, Abbett & Co. LLC as the Fund’s sub-advisor.

[4]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[5]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Small-Cap Index Fund–28

LVIP SSgA Small-Cap Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund
	Service Class
			4/30/07[2]
	Year Ended		to
	12/31/09	12/31/08[1]	12/31/07

Net asset value, beginning of period	$11.423	$19.090	$20.355

Income (loss) from investment operations:
Net investment income[3]	0.083	0.149	0.162
Net realized and unrealized gain (loss) on investments	2.849	(6.165)	(1.329)

Total from investment operations	2.932	(6.016)	(1.167)

Less dividends and distributions from:
Net investment income	(0.063)	(0.104)	(0.098)
Net realized gain on investments	(0.027)	(1.547)	—

Total dividends and distributions	(0.090)	(1.651)	(0.098)

Net asset value, end of period	$14.265	$11.423	$19.090

Total return[4]	25.71%	(34.14% )	(5.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,761	$26,022	$7,443
Ratio of expenses to average net assets	0.70%	0.70%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.71%	0.72%	0.74%
Ratio of net investment income to average net assets	0.70%	0.93%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.69%	0.91%	1.15%
Portfolio turnover	37%	37%	119%[5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximates market value. Financial futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates during the year ended December 31, 2009.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund.

Prior to May 1, 2009, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.46% of average daily net assets of the Fund.

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.03% of the first $500 million of the Fund’s average daily net assets; and 0.02% of the Fund’s average daily net assets in excess of $500 million, subject to annual minimum of $100,000.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $4,210 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $11,065 and $3,430, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$54,288
Fees payable to DSC	425
Distribution fees payable to LFD	13,648

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $85,157,776 and sales of $59,694,270 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $229,523,781. At December 31, 2009, net unrealized depreciation was $22,428,998, of which $20,084,635 related to unrealized appreciation of investments and $42,513,633 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$201,906,950	$4	$201,906,954
U.S. Treasury Obligations	—	540,965	540,965
Short-Term	4,645,978	—	4,645,978
Other	886	—	886

Total	$206,553,814	$540,969	$207,094,783

Financial Futures Contracts	$—	$249,910	$249,910

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

LVIP SSgA Small-Cap Index Fund–31

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$1,516,715	$14,382,952
Long-term capital gain	—	2,343,724

Total	$1,516,715	$16,726,676

In addition, the Fund declared an ordinary income consent dividend of $181,084 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$246,994,779
Undistributed ordinary income	698,278
Capital loss carryforwards	(18,575,846)
Unrealized depreciation of investments	(22,428,998)

Net assets	$206,688,213

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales, return of capital from investments, partnership income and mark-to-market on futures contracts and tax treatment of regulated investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, regulated investment companies, partnership income and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$(216,081)	$34,997	$181,084

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $18,575,846 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	3,379,039	3,183,152
Service Class	3,462,520	2,152,589
Shares issued upon reinvestment of dividends and distributions:
Standard Class	83,604	927,207
Service Class	27,912	101,046

	6,953,075	6,363,994

Shares repurchased:
Standard Class	(3,595,377)	(2,937,054)
Service Class	(1,018,215)	(365,629)

	(4,613,592)	(3,302,683)

Net increase	2,339,483	3,061,311

LVIP SSgA Small-Cap Index Fund–32

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

7.	Financial Futures Contracts
The Fund invests in financial futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

8.	Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund–33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP SSgA Small-Cap Index Fund–34

LVIP SSgA Small-Cap Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates dividends and distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	85.77%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP SSgA Small-Cap Index Fund–35

LVIP SSgA Small-Cap Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the investment management fee was on the low end of the funds in the Lipper expense group and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (SSgA) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of small-cap core funds and the Russell 2000 Index. Because SSgA had begun managing the Fund in 2008, the Board focused on one-year performance. The Board noted that returns for the one year period were below the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was negative. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Small-Cap Index Fund–36

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP SSgA Small-Cap Index Fund–37

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

2 The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund–38

LVIP SSgA Bond Index Fund

r

LVIP SSgA Bond Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP SSgA Bond Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Credit Quality Breakdown	3
Statement of Net Assets	4
Statement of Operations	32
Statements of Changes in Net Assets	32
Financial Highlights	33
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	38
Other Fund Information	39
Officer/Trustee Information	41

LVIP SSgA Bond Index Fund
2009 Annual Report Commentary

The Fund returned 4.53% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index*, returned 5.93%.

The 4th quarter 2009 saw Treasury rates rise across the maturity spectrum, with 10-year maturities higher by approximately 50 basis points at quarter-end. In October, the global economy continued to build a foundation for growth as the market crisis moved further into the past, with many areas of Asia experiencing the strongest results. While the end of November brought concerns in the form of Dubai World’s refinancing challenges, within a week an announcement its debt would be restructured defused the situation and a feared global contagion never ensued. December, true to form with the rest of the year, saw continued enthusiasm for risk-taking across all areas of the fixed income markets globally. At year end, the U.S. economy was showing continued positive signs as the dollar reversed its course to the upside. While the first few months of 2009 saw equity markets continue their swoon from 2008, by year-end they had turned universally positive around the globe, in many cases in spectacular fashion. Commodities found strength in a global economy that seemed to have turned the corner by year-end, with oil rising for the year. Amidst the celebration for all things risky, Treasury investors experienced one of the worst results on record, with an overall negative return for the year. Certainly, the fact there was $2.1 trillion in issuance, the highest on record, had something to do with this.

Another notable accomplishment for 2009 was the incredible strength in the primary markets for corporate bond issuance and the eventual reinvigoration of the equity initial public offering (IPO) market. At quarter-end, the U.S. Treasury once again showed that when it perceives a need, it will continue to prop up key players in the economy, as it invested another $3.8 billion in General Motors Acceptance Corporation (GMAC), taking a majority stake in the company. Geopolitically, terrorism remains at uncomfortable levels around the world. The U.S. got a fresh reminder its prevention remains a challenge with the failed bomb plot aboard a Detroit-bound airliner. Both the U.S. and U.K. shut down embassies in Yemen following concern over threats from Al Qaeda.

In many cases, full-year excess returns for non-Treasury sectors were nothing short of spectacular. For the full year, financials, industrials, utilities and non-corporates outperformed equivalent duration Treasuries. The asset-backed securities, commercial mortgage-backed securities and agency mortgage-backed securities sectors also outperformed Treasuries.

Throughout 2009, there were doubters concerning the soundness of broadly rallying capital markets. That remains true today, with many concerned over the consumer’s ability to generate enough consumption to allow companies to move beyond inventory rebuilding toward sustainable growth. Meanwhile, there is ongoing discussion of just how soon inflation will rear its ugly head, and to what extent. Governments around the world have begun to contemplate how to extricate themselves from deep involvement in markets and companies and the consequences of those actions. At present, our expectation is for continued healing in the U.S as well as global economies as we move into 2010, but prospects differ by region, with Asia ex-Japan appearing strongest, and Europe appearing the most challenged.

The Fund seeks to track as closely as possible before fees and expenses, the return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index*. As a result, the Fund uses a stratified sampling approach to match the index major risk characteristics, including sector, quality, yield and duration. We do not over or under-weight sectors or securities in an effort to add value above its benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance. Factors that contributed to the Fund’s tracking error volatility vs. its benchmark include fees, sampling error, and transaction costs.

Passive Fixed Income Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Bond Index Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,798 for the Standard Class shares and $10,753 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have grown to $10,934. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+4.53%

Inception (5/1/08)	+4.70%

Service Class Shares

One Year	+4.26%

Inception (5/1/08)	+4.44%

*	The Barclays Capital U.S. Aggregate Bond Index is comprised of securities from the Barclays Capital Government/Credit Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,034.40	0.40%	$2.05
Service Class Shares	1,000.00	1,033.10	0.65%	3.33

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Sector Allocation and Credit Quality Breakdown
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Mortgage-Backed Securities	36.72%

Agency Obligations	7.54%

Commercial Mortgage-Backed Securities	3.22%

Corporate Bonds	20.95%

Aerospace & Defense	0.35%
Air Freight & Logistics	0.08%
Airlines	0.03%
Automobiles	0.08%
Beverages	0.47%
Biotechnology	0.06%
Capital Markets	2.60%
Chemicals	0.33%
Commercial Banks	1.81%
Commercial Services & Supplies	0.21%
Communications Equipment	0.15%
Computers & Peripherals	0.25%
Construction Materials	0.04%
Consumer Finance	0.50%
Containers & Packaging	0.00%
Diversified Consumer Services	0.05%
Diversified Financial Services	2.92%
Diversified Telecommunication Services	1.06%
Electric Utilities	1.38%
Electrical Equipment	0.04%
Electronic Equipment & Instruments	0.08%
Energy Equipment & Services	0.15%
Food & Staples Retailing	0.41%
Food Products	0.26%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.13%
Health Care Providers & Services	0.22%
Hotels, Restaurants & Leisure	0.08%
Household Durables	0.12%
Household Products	0.11%
Independent Power Producers & Energy Traders	0.04%
Industrial Conglomerates	0.16%
Insurance	0.81%
IT Services	0.08%
Machinery	0.18%
Media	0.87%
Metals & Mining	0.47%
Multi-Utilities	0.17%
Multiline Retail	0.10%
Office Electronics	0.06%
Oil, Gas & Consumable Fuels	1.68%
Paper & Forest Products	0.05%
Personal Products	0.02%
Pharmaceuticals	0.79%
Real Estate Investment Trusts	0.25%
Road & Rail	0.24%
Semiconductors & Semiconductor Equipment	0.01%
Software	0.18%
Specialty Retail	0.16%
Thrift & Mortgage Finance	0.03%
Tobacco	0.17%
Wireless Telecommunication Services	0.43%

Municipal Bonds	0.39%

Non-Agency Asset-Backed Securities	0.38%

Regional Authorities	0.33%

Sovereign Agencies	0.16%

Sovereign Debt	1.21%

Supranational Banks	1.11%

U.S. Treasury Obligations	26.89%

Preferred Stock	0.01%

Short-Term Investment	9.31%

Total Value of Securities	108.22%

Liabilities Net of Receivables and Other Assets	(8.22%)

Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*

AAA	78.10%
AA	4.00%
A	9.70%
BBB	8.20%

Total	100.00%

*	Bond ratings are determined by independent, nationally recognized statistical rating organizations.

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund
Statement of Net Assets
December 31, 2009

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES – 36.72%
•	Fannie Mae ARM
	5.192% 7/1/38	$465,567	$489,818
	5.512% 9/1/37	863,210	914,096
	5.532% 11/1/38	869,816	918,373
	5.54% 9/1/38	634,872	671,509
	5.56% 11/1/35	1,289,332	1,350,215
	5.681% 3/1/37	4,354,935	4,622,003
	Fannie Mae S.F. 15 yr
	4.00% 6/1/24	2,171172	2,187,014
	4.50% 6/1/23	771,673	795,393
	4.50% 11/1/23	481,426	496,225
	4.50% 7/1/24	1,929,573	1,987,076
	4.50% 8/1/24	945,524	973,702
	5.00% 4/1/21	562,559	590,053
	5.00% 4/1/23	357,296	373,789
	5.00% 4/1/24	1,897,352	1,985,931
	5.50% 4/1/22	420,861	445,967
	5.50% 7/1/22	591,272	626,544
	5.50% 1/1/24	553,952	586,447
	6.00% 8/1/22	101,582	108,516
	6.00% 8/1/23	65,628	70,073
	Fannie Mae S.F. 15 yr TBA
	4.00% 1/1/25	500,000	502,891
	4.50% 1/1/25	2,050,000	2,108,298
	5.00% 1/1/25	1,250,000	1,306,250
	5.50% 1/1/25	1,500,000	1,586,250
	Fannie Mae S.F. 30 yr
	4.00% 2/1/39	982,415	949,361
	4.00% 3/1/39	34,151	33,005
	4.00% 6/1/39	495,281	478,617
	4.00% 8/1/39	1,557,639	1,505,231
	4.00% 9/1/39	1,485,912	1,435,918
	4.50% 9/1/35	1,056,164	1,059,244
	4.50% 4/1/38	477,862	477,512
	4.50% 7/1/38	490,123	489,763
	4.50% 2/1/39	485,504	485,148
	4.50% 4/1/39	738,701	738,085
	4.50% 5/1/39	1,487,152	1,485,912
	4.50% 6/1/39	976,490	975,677
	4.50% 7/1/39	2,959,768	2,957,302
	4.50% 9/1/39	989,726	988,901
	5.00% 12/1/32	1,488,130	1,539,083
	5.00% 9/1/33	1,322,727	1,362,891
	5.00% 7/1/34	1,538,687	1,585,408
	5.00% 11/1/34	1,730,435	1,782,250
	5.00% 6/1/35	1,773,167	1,824,200
	5.00% 7/1/35	1,651,737	1,700,343
	5.00% 9/1/35	685,965	705,294
	5.00% 10/1/35	1,448,020	1,488,822
	5.00% 2/1/36	851,527	875,520
	5.00% 3/1/36	948,098	974,813
	5.00% 11/1/36	221,556	228,076
	5.00% 8/1/37	443,538	455,689
	5.00% 4/1/38	312,768	321,319
	5.00% 7/1/38	346,424	355,895
	5.00% 11/1/38	689,886	708,748
	5.50% 11/1/33	1,215,424	1,279,170
	5.50% 1/1/34	599,288	629,877
	5.50% 5/1/34	903,416	949,528
	5.50% 10/1/34	934,416	982,110
	5.50% 9/1/35	864,392	907,972
	5.50% 10/1/35	1,655,972	1,739,461
	5.50% 12/1/35	2,486,757	2,612,131
	5.50% 8/1/36	1,320,490	1,387,064
	5.50% 2/1/37	672,404	706,724
	5.50% 3/1/37	2,297,077	2,407,145
	5.50% 5/1/37	1,951,925	2,045,454
	5.50% 6/1/37	1,155,537	1,210,907
	5.50% 8/1/37	870,513	912,225
	5.50% 11/1/37	15,144	15,870
	5.50% 12/1/37	15,974	16,740
	5.50% 2/1/38	2,278,861	2,388,056
	5.50% 6/1/38	225,072	235,857
	5.50% 7/1/38	1,710,998	1,792,983
	5.50% 10/1/38	714,987	749,247
	5.50% 1/1/39	3,634,271	3,808,414
	6.00% 12/1/35	914,267	972,837
	6.00% 2/1/36	799,415	849,128
	6.00% 6/1/36	305,717	324,729
	6.00% 7/1/36	1,949,698	2,070,945
	6.00% 9/1/36	1,687,079	1,791,996
	6.00% 10/1/36	440,060	467,427
	6.00% 11/1/36	196,996	209,246
	6.00% 1/1/37	903,974	962,972
	6.00% 3/1/37	425,134	450,974
	6.00% 6/1/37	890,640	944,774
	6.00% 8/1/37	429,331	455,426
	6.00% 11/1/37	1,009,499	1,070,857
	6.00% 1/1/38	473,199	501,961
	6.00% 2/1/38	953,872	1,011,254
	6.00% 5/1/38	2,282,284	2,419,578
	6.00% 6/1/38	1,318,277	1,397,580
	6.00% 8/1/38	1,641,369	1,740,107
	6.00% 9/1/38	244,129	258,815
	6.00% 11/1/38	947,359	1,004,348
	6.50% 7/1/36	1,031,672	1,107,113
	6.50% 9/1/37	126,662	135,786
	6.50% 10/1/37	1,019,632	1,093,077
	6.50% 5/1/38	936,339	1,003,732
	6.50% 7/1/38	1,926,864	2,065,550
	7.00% 6/1/38	304,627	334,085

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)
	Fannie Mae S.F. 30 yr (continued)

	7.00% 8/1/39	$1,107,480	$1,214,709
	Fannie Mae S.F. 30 yr TBA
	4.00% 1/1/40	1,000,000	965,312
	4.50% 1/1/40	5,450,000	5,439,780
	5.00% 1/1/40	3,800,000	3,899,157
	6.50% 1/1/40	1,000,000	1,070,938
•	Freddie Mac ARM
	5.535% 9/1/37	1,486,365	1,575,051
	5.619% 11/1/37	1,340,249	1,415,636
	5.926% 6/1/36	1,130,549	1,205,077
	Freddie Mac S.F. 15 yr
	4.00% 2/1/24	570,495	574,836
	4.00% 8/1/24	975,112	982,531
	4.50% 12/1/19	390,067	406,202
	4.50% 4/1/21	221,547	230,711
	4.50% 5/1/23	729,153	751,110
	4.50% 6/1/23	185,002	190,573
	4.50% 12/1/23	192,931	198,741
	4.50% 7/1/24	711,123	731,649
	4.50% 8/1/24	490,215	504,364
	5.00% 6/1/22	1,427,488	1,494,577
	5.00% 4/1/23	1,445,453	1,512,627
	5.50% 12/1/13	345,321	362,112
	5.50% 6/1/23	298,834	316,272
	6.00% 12/1/22	912,089	974,204
	6.00% 11/1/23	690,419	737,075
	Freddie Mac S.F. 15 yr TBA
	4.00% 1/1/25	1,000,000	1,006,094
	4.50% 1/1/25	500,000	513,750
	5.00% 1/1/25	750,000	784,102
	5.50% 1/1/25	500,000	528,672
	Freddie Mac S.F. 30 yr
	4.00% 5/1/39	2,959,284	2,856,480
	4.50% 2/1/39	918,488	917,240
	4.50% 4/1/39	952,649	951,260
	4.50% 5/1/39	593,077	592,212
	4.50% 6/1/39	3,904,992	3,899,297
	4.50% 7/1/39	975,715	974,389
	4.50% 9/1/39	1,989,780	1,986,879
	4.50% 10/1/39	1,296,164	1,294,274
	5.00% 8/1/35	1,211,218	1,244,400
	5.00% 10/1/35	512,191	526,223
	5.00% 11/1/35	425,026	436,670
	5.00% 12/1/35	1,956,551	2,010,152
	5.00% 2/1/37	852,563	875,253
	5.00% 4/1/37	989,065	1,015,388
	5.00% 5/1/37	1,749,432	1,795,992
	5.00% 12/1/37	2,084,925	2,140,414
	5.00% 6/1/38	402,954	413,656
	5.00% 1/1/39	828,223	850,219
	5.00% 8/1/39	489,706	502,663
	5.00% 9/1/39	3,533,331	3,626,817
	5.50% 8/1/33	479,222	504,281
	5.50% 6/1/34	989,820	1,041,271
	5.50% 6/1/35	717,395	754,685
	5.50% 11/1/35	1,128,104	1,186,036
	5.50% 1/1/37	930,572	976,616
	5.50% 5/1/37	1,374,740	1,442,761
	5.50% 7/1/37	322,774	338,493
	5.50% 5/1/38	6,690,351	7,015,780
	5.50% 6/1/38	398,994	418,402
	5.50% 8/1/38	788,753	827,119
	5.50% 12/1/38	1,160,380	1,216,823
	5.50% 8/1/39	1,497,248	1,570,161
	6.00% 8/1/37	993,269	1,055,038
	6.00% 9/1/37	2,014,202	2,139,460
	6.00% 12/1/37	168,073	178,525
	6.00% 8/1/38	2,237,773	2,375,061
	6.00% 9/1/38	560,575	594,967
	6.00% 10/1/38	1,431,109	1,518,907
	6.00% 11/1/38	564,694	599,338
	6.00% 3/1/39	854,235	906,642
	6.00% 4/1/39	369,178	391,790
	6.50% 11/1/36	2,958,537	3,170,258
	6.50% 10/1/37	286,991	307,468
	6.50% 6/1/38	418,339	448,188
	7.00% 6/1/38	62,075	67,701
	Freddie Mac S.F. 30 yr TBA
	5.00% 1/1/40	1,000,000	1,025,312
	5.50% 1/1/40	2,000,000	2,095,000
	6.00% 1/1/40	2,500,000	2,650,780
	Government National Mortgage Association S.F. 30 yr
	4.00% 7/15/39	498,590	482,576
	4.00% 8/15/39	497,100	481,135
	4.50% 4/15/39	1,481,669	1,485,284
	4.50% 5/15/39	495,614	496,823
	4.50% 6/15/39	2,238,636	2,244,097
	4.50% 9/15/39	995,736	998,165
	5.00% 3/15/35	380,886	393,728
	5.00% 8/15/38	244,974	252,391
	5.00% 6/15/39	959,361	988,408
	5.00% 10/15/39	698,232	719,373
	5.00% 11/15/39	1,498,103	1,545,099
	5.50% 4/15/37	422,926	443,759
	5.50% 7/15/37	324,624	340,667
	5.50% 2/15/38	2,188,520	2,295,873
	5.50% 8/15/38	595,058	624,187
	5.50% 1/15/39	755,089	792,052
	6.00% 5/15/37	802,615	849,388

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Association S.F. 30 yr (continued)

6.00% 1/15/38	$410,244	$433,895
6.00% 5/15/38	864,201	914,023
6.00% 7/15/38	138,992	147,005
6.00% 8/15/38	329,581	348,582
6.00% 11/15/38	739,758	782,405
6.00% 12/15/38	233,069	246,506
6.50% 3/15/38	85,422	90,891
6.50% 5/15/38	137,778	146,600
6.50% 7/15/38	551,647	586,970
6.50% 8/15/38	22,494	23,934
6.50% 9/15/38	446,368	474,950
6.50% 10/15/38	276,760	294,514
6.50% 8/15/39	168,561	179,354
Government National Mortgage Association S.F. 30 yr TBA
4.00% 1/1/40	500,000	483,125
4.50% 1/1/40	3,000,000	3,001,875
5.00% 1/1/40	7,050,000	7,249,380
5.50% 1/1/40	4,750,000	4,975,625
6.00% 1/1/40	3,000,000	3,169,686

Total Agency Mortgage-Backed Securities (Cost $238,715,400)		241,380,620

AGENCY OBLIGATIONS – 7.54%
Fannie Mae
1.00% 11/23/11	310,000	309,422
1.25% 9/22/11	100,000	99,586
1.25% 9/28/11	400,000	399,089
1.375% 4/28/11	1,000,000	1,007,681
1.50% 4/26/12	100,000	99,686
1.75% 3/23/11	3,250,000	3,290,709
1.75% 12/28/12	200,000	198,297
1.875% 4/20/12	2,000,000	2,021,959
1.875% 10/29/12	100,000	99,466
2.00% 2/11/11	500,000	500,906
2.00% 3/2/11	100,000	100,285
2.00% 4/1/11	100,000	100,426
2.00% 1/9/12	700,000	710,530
2.00% 9/28/12	1,200,000	1,198,630
2.05% 10/19/12	200,000	199,718
2.17% 3/21/13	50,000	49,880
2.375% 7/6/12	200,000	201,486
2.625% 11/20/14	200,000	198,675
2.75% 2/5/14	500,000	506,137
3.00% 1/13/14	200,000	200,160
3.00% 5/12/14	100,000	100,218
3.00% 7/28/14	200,000	201,442
3.00% 9/15/14	50,000	50,019
3.00% 9/29/14	400,000	398,090
3.125% 9/29/14	400,000	398,558
3.125% 11/10/14	100,000	99,443
3.45% 4/8/16	250,000	247,120
3.50% 5/18/16	500,000	499,510
4.625% 10/15/13	800,000	867,650
5.00% 2/16/12	400,000	430,759
5.00% 2/13/17	2,250,000	2,446,042
5.00% 5/11/17	500,000	543,941
5.625% 7/15/37	100,000	105,641
6.00% 5/15/11	200,000	214,189
6.25% 5/15/29	250,000	286,727
6.625% 11/15/30	300,000	361,637
7.125% 1/15/30	150,000	189,698
7.25% 5/15/30	200,000	256,496
Federal Farm Credit Bank
1.875% 12/7/12	100,000	100,050
2.125% 6/18/12	100,000	101,304
3.00% 9/22/14	300,000	301,289
3.50% 10/3/11	300,000	312,194
3.875% 8/25/11	25,000	26,143
5.125% 8/25/16	100,000	108,125
Federal Home Loan Banks
0.75% 3/18/11	400,000	400,189
0.75% 3/25/11	400,000	399,879
0.75% 7/8/11	200,000	199,453
1.00% 12/28/11	150,000	149,444
1.25% 12/30/11	100,000	99,313
1.375% 5/16/11	500,000	503,694
1.375% 10/19/11	100,000	100,288
1.50% 1/16/13	1,000,000	985,937
1.625% 1/21/11	600,000	606,744
1.625% 3/16/11	300,000	303,286
1.625% 7/27/11	300,000	302,985
1.85% 12/21/12	100,000	98,761
2.00% 7/27/12	200,000	200,412
2.00% 9/24/12	50,000	50,004
2.00% 10/5/12	400,000	400,346
2.00% 11/9/12	100,000	99,508
2.00% 12/24/12	100,000	98,864
2.25% 4/13/12	500,000	509,302
3.375% 2/27/13	250,000	260,465
3.625% 7/1/11	500,000	519,664
3.625% 10/18/13	1,500,000	1,572,697
4.00% 9/6/13	250,000	265,705
4.625% 10/10/12	1,500,000	1,617,275
5.00% 11/17/17	1,000,000	1,083,488
5.00% 12/10/24	50,000	49,096
5.125% 8/14/13	200,000	220,343
5.375% 8/19/11	350,000	373,757
5.375% 5/18/16	500,000	553,491

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY OBLIGATIONS (continued)
	Federal Home Loan Banks (continued)

	5.50% 8/13/14	$200,000	$224,619
	5.50% 7/15/36	200,000	205,893
	Freddie Mac
	1.125% 12/15/11	1,250,000	1,246,713
	1.25% 12/15/11	200,000	198,669
	1.25% 1/19/12	200,000	199,072
	1.50% 8/24/11	100,000	100,396
	1.50% 11/18/11	100,000	99,758
	1.625% 4/26/11	2,500,000	2,527,717
	1.625% 9/2/11	200,000	200,270
	1.70% 12/17/12	100,000	98,719
	1.75% 4/20/11	250,000	250,898
	1.75% 7/27/11	200,000	200,770
	1.75% 6/15/12	500,000	502,515
	2.00% 2/25/11	100,000	100,193
	2.00% 3/16/11	250,000	250,636
	2.00% 10/14/11	250,000	250,876
	2.00% 6/15/12	150,000	150,556
	2.00% 9/25/12	100,000	100,105
	2.00% 9/28/12	400,000	399,698
	2.00% 10/1/12	500,000	500,412
	2.00% 11/5/12	100,000	99,670
	2.05% 3/9/11	100,000	100,266
	2.05% 2/24/12	200,000	200,405
	2.25% 8/24/12	300,000	301,560
	2.45% 6/29/12	200,000	201,586
	2.50% 3/23/12	250,000	250,994
	2.50% 4/8/13	50,000	50,252
	2.50% 1/7/14	800,000	801,664
	2.50% 4/23/14	1,000,000	1,000,428
	3.00% 2/4/14	250,000	250,621
	3.00% 4/21/14	250,000	250,130
	3.00% 6/9/14	100,000	100,607
	3.00% 7/28/14	500,000	506,755
	3.00% 12/30/14	200,000	197,751
	3.25% 11/25/14	100,000	99,470
	3.75% 3/27/19	700,000	687,621
	3.875% 6/29/11	1,000,000	1,043,297
	4.34% 12/18/17	500,000	497,853
	4.75% 11/17/15	500,000	541,680
	4.875% 6/13/18	650,000	696,484
	5.00% 7/15/14	500,000	549,861
	5.00% 4/18/17	75,000	81,565
	5.00% 12/30/24	50,000	48,900
	6.25% 7/15/32	250,000	291,190
	6.75% 3/15/31	300,000	365,337
	Tennessee Valley Authority
	5.25% 9/15/39	75,000	74,592
	5.50% 7/18/17	100,000	109,169
	5.88% 4/1/36	75,000	80,386
	6.15% 1/15/38	100,000	110,752

	Total Agency Obligations (Cost $49,159,751)		49,562,734

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.22%
	Bank of America Commercial Mortgage Securities
	•Series 2000-2 A2 7.197% 9/15/32	45,163	45,424
	Series 2006-6 A2 5.309% 10/10/45	150,000	150,655
	Series 2006-6 A3 5.369% 10/10/45	250,000	241,837
	Series 2006-6 A4 5.356% 10/10/45	200,000	179,295
	•Series 2007-2 A2 5.634% 4/10/49	500,000	499,026
	•Series 2007-2 A4 5.689% 4/10/49	400,000	344,716
	•Series 2007-3 A4 5.658% 6/10/49	200,000	167,168
	Series 2007-5 A4 5.492% 2/10/51	25,000	21,091
	Bank of America-First Union NB Commercial Mortgage Series 2001-3 A2 5.464% 4/11/37	199,384	207,002
	Bear Stearns Commercial Mortgage Securities
	Series 2002-TOP6 A2 6.46% 10/15/36	350,000	367,453
	Series 2004-PWR3 A3 4.487% 2/11/41	95,018	96,157
	Series 2004-T14 A3 4.80% 1/12/41	92,251	93,191
	•Series 2004-T14 A4 5.20% 1/12/41	190,000	191,885
	•Series 2004-T16 A6 4.75% 2/13/46	400,000	387,938
	•Series 2006-PW12 A4 5.719% 9/11/38	100,000	101,544
	Series 2006-PW13 A 4 5.54% 9/11/41	150,000	146,091
	Series 2006-T24 A4 5.537% 10/12/41	500,000	497,161
	•Series 2007-PW16 A4 5.719% 6/11/40	250,000	227,243
	•Series 2007-PW17 A4 5.694% 6/11/50	500,000	437,788
•	Citigroup Commercial Mortgage Trust
	Series 2007-C6 A4 5.70% 12/10/49	400,000	356,831
	Series 2008-C7 A2B 6.092% 12/10/49	200,000	207,414
	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD5 A1 5.171% 11/15/44	339,458	348,325
•◆	Commercial Mortgage Pass Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44	250,000	242,737
	Series 2006-C7 A3 5.706% 6/10/46	100,000	100,485
•	Countrywide Capital Cobalt Series 2007-C2 A3 5.484% 4/15/47	450,000	366,018
	Credit Suisse First Boston Mortgage Securities
	Series 2001-CK6 A3 6.387% 8/15/36	145,254	152,373
	•Series 2004-C1 A4 4.75% 1/15/37	250,000	246,853
	Series 2004-C2 A1 3.819% 5/15/36	98,258	97,006
	•Series 2004-C2 A2 5.416% 5/15/36	250,000	247,583
	•Series 2005-C5 A4 5.10% 8/15/38	250,000	240,850

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

•	Credit Suisse Mortgage Capital Certificates
	Series 2007-C3 A4 5.723% 6/15/39	$225,000	$179,963
	Series 2008-C1 A3 6.216% 2/15/41	200,000	169,316
	General Electric Capital Commercial Mortgage
	Series 2007-C1 A4 5.543% 12/10/49	725,000	588,085
	GMAC Commercial Mortgage Securities
	Series 2003-C3 A4 5.023% 4/10/40	150,000	152,577
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38	525,000	515,905
	Series 2005-GG4 A4 4.761% 7/10/39	445,450	403,393
	•Series 2006-GG6 A4 5.553% 4/10/38	100,000	91,201
	Greenwich Capital Commercial Funding
	•Series 2005-GG3 A4 4.799% 8/10/42	250,000	241,338
	•Series 2006-GG7 A4 5.918% 7/10/38	500,000	455,871
	Series 2007-GG9 A2 5.381% 3/10/39	350,000	354,567
	Series 2007-GG11 A2 5.597% 12/10/49	245,000	242,651
	Series 2007-GG11 A4 5.736% 12/10/49	100,000	88,766
	JPMorgan Chase Commercial Mortgage Securities
	Series 2001-C1 A3 5.857% 10/12/35	550,000	572,639
	•Series 2003-CB7 A4 4.879% 1/12/38	250,000	251,060
	•Series 2004-C2 A3 5.236% 5/15/41	150,000	149,272
	•Series 2004-PNC1 A4 5.389% 6/12/41	300,000	297,209
	•Series 2005-CB11 A4 5.335% 8/12/37	500,000	493,409
	Series 2005-LDP1 A3 4.865% 3/15/46	125,000	123,408
	•Series 2005-LDP5 A3 5.208% 12/15/44	200,000	200,012
	•Series 2006-CB15 A4 5.814% 6/12/43	250,000	240,585
	Series 2006-LDP8 A4 5.399% 5/15/45	100,000	92,897
	Series 2007-LD12 A2 5.827% 2/15/51	500,000	512,678
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2004-C2 A4 4.367% 3/15/36	250,000	243,459
	Series 2004-C8 A4 4.51% 12/15/29	250,000	249,951
	•Series 2005-C7 A4 5.197% 11/15/30	200,000	196,583
	•Series 2006-C4 A4 5.882% 6/15/38	418,000	395,695
	Series 2006-C6 A4 5.372% 9/15/39	250,000	238,313
	•Series 2007-C6 A4 5.858% 7/15/40	600,000	506,636
	•Series 2007-C7 A3 5.866% 9/15/45	25,000	21,943
	Merrill Lynch Mortgage Trust
	•Series 2004-BPC1 A3 4.467% 10/12/41	250,000	251,526
	•Series 2004-KEY2 A4 4.864% 8/12/39	150,000	144,725
	•Series 2007-C1 A4 5.828% 6/12/50	255,000	215,689
	Series 2008-C1 A3 5.71% 2/12/51	500,000	469,942
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	•Series 2006-3 A2 5.291% 7/12/46	200,000	201,903
	Series 2007-5 A4 5.378% 8/12/48	320,000	250,940
	Morgan Stanley Capital I
	Series 2003-IQ6 A4 4.97% 12/15/41	250,000	250,185
	Series 2004-T15 A3 5.03% 6/13/41	250,000	253,868
	Series 2005-HQ6 A4A 4.989% 8/13/42	250,000	241,994
	Series 2005-IQ9 A5 4.70% 7/15/56	750,000	728,428
	•Series 2007-HQ12 A4 5.632% 4/12/49	200,000	176,207
	•Series 2007-HQ12 A5 5.632% 4/12/49	250,000	201,473
	•Series 2007-IQ15 A4 5.88% 6/11/49	250,000	222,861
	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP3 A4 6.39% 7/15/33	230,112	239,836
	Series 2001-TOP5 A4 6.39% 10/15/35	192,116	201,067
	Wachovia Bank Commercial Mortgage Trust
	•Series 2003-C8 A4 4.964% 11/15/35	350,000	348,504
	Series 2003-C9 A3 4.608% 12/15/35	210,069	214,532
	Series 2007-C31 A2 5.421% 4/15/47	250,000	252,900
	•Series 2007-C32 A3 5.74% 6/15/49	200,000	163,298
	•Series 2007-C33 A5 5.902% 2/15/51	500,000	401,474
	Series 2007-C34 A3 5.678% 5/15/46	500,000	440,188

	Total Commercial Mortgage-Backed Securities (Cost $20,013,390)		21,150,062

	CORPORATE BONDS – 20.95%
	Aerospace & Defense–0.35%
	Boeing
	1.875% 11/20/12	100,000	98,955
	3.50% 2/15/15	100,000	100,398
	5.00% 3/15/14	100,000	107,757
	6.00% 3/15/19	100,000	108,710
	6.125% 2/15/33	50,000	52,083
	General Dynamics
	1.80% 7/15/11	65,000	65,748
	4.25% 5/15/13	50,000	52,754
	5.25% 2/1/14	100,000	108,896
	Goodrich
	4.875% 3/1/20	50,000	49,555
	6.125% 3/1/19	100,000	108,212
	Honeywell International
	3.875% 2/15/14	55,000	57,354
	4.25% 3/1/13	50,000	52,531
	5.00% 2/15/19	100,000	103,736
	5.70% 3/15/37	100,000	102,581
	Lockheed Martin
	4.121% 3/14/13	100,000	104,556
	4.25% 11/15/19	100,000	96,718
	5.50% 11/15/39	100,000	98,337
	6.15% 9/1/36	50,000	53,096
	Northrop Grumman
	3.70% 8/1/14	30,000	30,147
	Northrop Grumman Systems
	7.125% 2/15/11	25,000	26,472
	7.875% 3/1/26	100,000	121,360

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Raytheon
4.40% 2/15/20	$100,000	$98,694
6.40% 12/15/18	50,000	56,931
Rockwell Collins
5.25% 7/15/19	50,000	51,839
United Technologies
4.875% 5/1/15	100,000	107,466
5.375% 12/15/17	50,000	53,369
6.125% 7/15/38	200,000	217,430

		2,285,685

Air Freight & Logistics–0.08%
FedEx
8.00% 1/15/19	100,000	120,645
United Parcel Service
4.50% 1/15/13	50,000	53,198
5.125% 4/1/19	200,000	211,439
6.20% 1/15/38	105,000	116,814

		502,096

Airlines–0.03%
Continental Airlines
9.00% 7/8/16	200,000	214,000

		214,000

Automobiles–0.08%
Daimler Finance North America
5.75% 9/8/11	200,000	210,167
6.50% 11/15/13	150,000	164,576
7.75% 1/18/11	150,000	159,517

		534,260

Beverages–0.47%
Anheuser-Busch
4.95% 1/15/14	50,000	51,627
6.00% 4/15/11	50,000	52,741
#Anheuser-Busch InBev World 144A
3.00% 10/15/12	200,000	201,070
4.125% 1/15/15	275,000	279,536
5.375% 1/15/20	450,000	460,002
6.375% 1/15/40	200,000	209,285
Bottling Group
4.625% 11/15/12	100,000	107,270
6.95% 3/15/14	100,000	115,167
Coca-Cola
3.625% 3/15/14	100,000	103,179
5.35% 11/15/17	100,000	107,896
Coca-Cola Enterprises
4.25% 3/1/15	100,000	105,163
6.75% 9/15/28	100,000	112,649
7.375% 3/3/14	100,000	116,065
8.50% 2/1/12	50,000	56,316
Diageo Capital
5.75% 10/23/17	100,000	107,788
Diageo Finance
3.25% 1/15/15	100,000	99,449
5.50% 4/1/13	100,000	107,795
Dr. Pepper Snapple Group
1.70% 12/21/11	100,000	99,948
2.35% 12/21/12	100,000	100,178
PepsiAmericas
4.375% 2/15/14	100,000	104,140
PepsiCo
4.65% 2/15/13	200,000	213,787
5.00% 6/1/18	50,000	52,001
7.90% 11/1/18	100,000	122,929

		3,085,981

Biotechnology–0.06%
Amgen
4.85% 11/18/14	50,000	53,888
6.15% 6/1/18	100,000	110,953
6.375% 6/1/37	100,000	109,518
6.40% 2/1/39	50,000	55,053
Genentech
5.25% 7/15/35	50,000	48,329

		377,741

Capital Markets–2.60%
Ameriprise Financial
7.30% 6/28/19	20,000	22,280
Bank of New York Mellon
4.30% 5/15/14	230,000	242,307
4.95% 11/1/12	100,000	107,769
4.95% 3/15/15	50,000	52,578
5.45% 5/15/19	100,000	105,182
Bear Stearns
4.65% 7/2/18	100,000	96,496
5.35% 2/1/12	100,000	106,310
5.55% 1/22/17	200,000	200,347
5.70% 11/15/14	50,000	55,075
6.40% 10/2/17	100,000	109,176
7.25% 2/1/18	200,000	229,929
BlackRock
3.50% 12/10/14	100,000	98,855
5.00% 12/10/19	100,000	98,458
6.25% 9/15/17	100,000	107,687
Credit Suisse USA
4.875% 1/15/15	100,000	104,828
5.25% 3/2/11	100,000	104,792
6.125% 11/15/11	200,000	215,772

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Capital Markets (continued)
	Credit Suisse USA (continued)

	6.50% 1/15/12	$50,000	$54,436
	7.125% 7/15/32	100,000	117,171
	Deutsche Bank London
	4.875% 5/20/13	250,000	265,801
	5.375% 10/12/12	25,000	27,006
	6.00% 9/1/17	500,000	545,953
	Export-Import Bank of Korea
	5.50% 10/17/12	100,000	106,474
	5.875% 1/14/15	200,000	215,090
	Goldman Sachs Capital I
	6.345% 2/15/34	200,000	187,809
•	Goldman Sachs Capital II
	5.793% 12/29/49	100,000	78,000
	Goldman Sachs Group
	1.625% 7/15/11	100,000	100,932
	1.70% 3/15/11	200,000	202,277
	2.15% 3/15/12	100,000	101,675
	3.25% 6/15/12	200,000	207,909
	3.625% 8/1/12	145,000	149,486
	5.125% 1/15/15	200,000	210,383
	5.15% 1/15/14	300,000	317,647
	5.35% 1/15/16	150,000	156,000
	5.625% 1/15/17	100,000	102,283
	5.95% 1/18/18	200,000	211,532
	6.00% 5/1/14	230,000	251,807
	6.125% 2/15/33	50,000	50,366
	6.15% 4/1/18	200,000	214,447
	6.60% 1/15/12	350,000	380,680
	6.75% 10/1/37	500,000	515,574
	7.50% 2/15/19	125,000	145,973
	Jefferies Group
	8.50% 7/15/19	100,000	109,494
	KFW
	2.00% 1/17/12	200,000	202,305
	2.25% 4/16/12	200,000	203,110
	2.75% 10/21/14	200,000	197,973
	3.25% 2/15/11	400,000	414,513
	3.25% 10/14/11	100,000	103,526
	3.25% 3/15/13	100,000	103,030
	3.50% 5/16/13	300,000	312,938
	3.50% 3/10/14	300,000	308,600
	3.75% 6/27/11	300,000	311,635
	4.00% 10/15/13	100,000	105,332
	4.125% 10/15/14	100,000	104,908
	4.349% 6/29/37	100,000	24,693
	4.375% 3/15/18	200,000	205,776
	4.50% 7/16/18	300,000	310,350
	4.75% 5/15/12	200,000	214,414
	4.875% 1/17/17	100,000	106,997
	5.241% 4/18/36	100,000	26,304
	Korea Development Bank
	5.30% 1/17/13	100,000	105,153
	8.00% 1/23/14	200,000	230,680
	Merrill Lynch
	5.00% 1/15/15	400,000	407,259
	6.05% 5/16/16	200,000	202,063
	6.11% 1/29/37	200,000	184,967
	6.15% 4/25/13	100,000	107,096
	6.22% 9/15/26	150,000	143,756
	6.875% 4/25/18	250,000	269,789
	7.75% 5/14/38	200,000	220,414
	Morgan Stanley
	1.95% 6/20/12	100,000	100,986
	2.00% 9/22/11	200,000	203,163
	2.25% 3/13/12	100,000	101,632
	3.25% 12/1/11	100,000	103,781
	4.75% 4/1/14	200,000	201,341
	5.30% 3/1/13	250,000	263,690
	5.45% 1/9/17	100,000	101,218
	5.55% 4/27/17	250,000	251,481
	5.625% 9/23/19	200,000	201,836
	5.95% 12/28/17	300,000	309,921
	6.00% 5/13/14	300,000	322,869
	6.00% 4/28/15	300,000	319,930
	6.25% 8/9/26	100,000	103,673
	7.30% 5/13/19	100,000	112,487
	Morgan Stanley Dean Witter
	6.60% 4/1/12	200,000	217,713
	6.75% 4/15/11	250,000	264,953
	7.25% 4/1/32	100,000	114,083
	Northern Trust 4.625% 5/1/14	25,000	26,667
	Oesterreichische Kontrollbank
	2.875% 3/15/11	250,000	255,832
	4.75% 10/16/12	150,000	160,457
	4.875% 2/16/16	200,000	210,682
	Raymond James Financial
	8.60% 8/15/19	200,000	216,729
	Rentenbank
	3.25% 3/15/13	200,000	205,748
	4.125% 7/15/13	200,000	211,038
	5.125% 2/1/17	200,000	214,775
	Schwab (Charles)
	4.95% 6/1/14	100,000	105,598

			17,113,910

	Chemicals–0.33%
	Air Products & Chemicals
	4.375% 8/21/19	50,000	49,649

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)

Cabot
5.00% 10/1/16	$50,000	$49,104
Dow Chemical
4.85% 8/15/12	100,000	105,161
7.375% 11/1/29	25,000	27,444
7.60% 5/15/14	100,000	113,896
8.55% 5/15/19	155,000	185,246
9.40% 5/15/39	100,000	132,612
duPont (E.I.) deNemours
3.25% 1/15/15	100,000	99,177
5.00% 7/15/13	50,000	53,906
5.25% 12/15/16	25,000	26,462
5.75% 3/15/19	100,000	107,409
5.875% 1/15/14	100,000	110,564
6.00% 7/15/18	100,000	109,301
Lubrizol
8.875% 2/1/19	50,000	62,266
Monsanto
5.125% 4/15/18	25,000	26,129
5.875% 4/15/38	50,000	51,827
7.375% 8/15/12	50,000	56,708
Potash
3.75% 9/30/15	120,000	119,578
4.875% 3/30/20	10,000	9,886
6.50% 5/15/19	145,000	160,880
Praxair
4.50% 8/15/19	100,000	100,500
4.625% 3/30/15	101,000	107,544
Rohm & Haas
5.60% 3/15/13	125,000	132,025
Sherwin-Williams
3.125% 12/15/14	100,000	98,876
Valspar
7.25% 6/15/19	50,000	54,964

		2,151,114

Commercial Banks–1.81%
American Express Bank
3.15% 12/9/11	350,000	361,883
American Express Centurion Bank
6.00% 9/13/17	100,000	103,785
Barclays Bank
2.50% 1/23/13	200,000	199,916
5.00% 9/22/16	150,000	153,489
5.45% 9/12/12	100,000	108,212
6.75% 5/22/19	100,000	111,740
BB&T
3.375% 9/25/13	100,000	100,876
4.90% 6/30/17	100,000	97,504
5.70% 4/30/14	100,000	108,349
Capital One Financial
5.70% 9/15/11	200,000	210,159
6.15% 9/1/16	100,000	100,587
6.75% 9/15/17	100,000	107,769
7.375% 5/23/14	200,000	226,661
Citibank
1.25% 9/22/11	150,000	150,318
1.50% 7/12/11	300,000	302,106
1.375% 8/10/11	100,000	100,305
1.75% 12/28/12	100,000	99,192
1.875% 5/7/12	100,000	100,589
Credit Suisse New York
3.45% 7/2/12	100,000	102,922
5.00% 5/15/13	200,000	213,452
5.50% 5/1/14	250,000	271,562
6.00% 2/15/18	200,000	209,603
Fifth Third Bancorp
5.45% 1/15/17	100,000	89,650
8.25% 3/1/38	100,000	95,330
HSBC Bank USA
4.625% 4/1/14	100,000	104,490
7.00% 1/15/39	100,000	112,395
HSBC Holdings
6.50% 5/2/36	200,000	210,440
6.50% 9/15/37	200,000	209,643
6.80% 6/1/38	100,000	108,883
HSBC USA
3.125% 12/16/11	50,000	51,767
#ICICI Bank 144A
6.625% 10/3/12	100,000	104,994
JPMorgan Chase Bank
6.00% 10/1/17	350,000	375,318
KeyBank
5.80% 7/1/14	150,000	146,139
National City
4.90% 1/15/15	200,000	204,542
National City Bank
6.20% 12/15/11	100,000	106,535
PNC Bank
6.875% 4/1/18	50,000	53,155
PNC Funding
2.30% 6/22/12	50,000	50,875
5.25% 11/15/15	200,000	205,931
Regions Bank
3.25% 12/9/11	150,000	155,726
7.50% 5/15/18	100,000	91,551
Regions Financial
7.75% 11/10/14	200,000	197,440
Royal Bank of Scotland Group
6.40% 10/21/19	300,000	299,575

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Commercial Banks (continued)

	Sovereign Bank
	2.75% 1/17/12	$100,000	$102,696
	SunTrust Bank
	3.00% 11/16/11	50,000	51,616
	5.00% 9/1/15	150,000	145,552
	5.45% 12/1/17	50,000	47,628
	UBS AG
	5.75% 4/25/18	200,000	203,936
	5.875% 12/20/17	200,000	205,863
	UnionBanCal
	5.25% 12/16/13	40,000	41,129
	US Bancorp
	1.80% 5/15/12	100,000	100,581
	US Bank
	6.375% 8/1/11	250,000	268,848
	USB Capital XIII Trust
	6.625% 12/15/39	50,000	50,984
	Wachovia
	5.30% 10/15/11	25,000	26,549
	5.625% 10/15/16	100,000	102,392
	5.75% 2/1/18	100,000	104,525
	Wachovia Bank
	4.875% 2/1/15	250,000	255,606
	5.85% 2/1/37	150,000	143,966
	Wells Fargo
	2.125% 6/15/12	100,000	101,223
	3.00% 12/9/11	50,000	51,643
	3.75% 10/1/14	200,000	199,625
	4.375% 1/31/13	250,000	259,856
	4.875% 1/12/11	100,000	103,636
	4.95% 10/16/13	500,000	523,774
	5.125% 9/1/12	500,000	526,040
	5.25% 10/23/12	200,000	213,654
	5.625% 12/11/17	150,000	156,273
	6.375% 8/1/11	500,000	532,864
	Wells Fargo Bank
	6.45% 2/1/11	250,000	264,081
•	Wells Fargo Capital XV
	9.75% 12/31/49	200,000	215,000
	Westpac Banking
	2.25% 11/19/12	100,000	99,833
	4.20% 2/27/15	100,000	101,764
	4.875% 11/19/19	100,000	98,892
	Zions Bancorporation
	7.75% 9/23/14	100,000	88,334

			11,903,721

	Commercial Services & Supplies–0.21%
	Allied Waste North America
	6.875% 6/1/17	50,000	53,140
	Donnelley (R.H.)
	8.60% 8/15/16	100,000	108,999
	11.25% 2/1/19	50,000	62,492
	Equifax
	4.45% 12/1/14	50,000	50,306
	International Lease Finance
	5.25% 1/10/13	50,000	40,809
	5.35% 3/1/12	100,000	86,852
	5.65% 6/1/14	100,000	75,645
	5.75% 6/15/11	100,000	91,910
	6.625% 11/15/13	150,000	120,844
	Pitney Bowes
	4.75% 1/15/16	100,000	104,135
	Republic Services
	#144A 5.50% 9/15/19	99,000	100,718
	6.75% 8/15/11	100,000	105,531
	Veolia Environnement
	5.25% 6/3/13	100,000	105,842
	Waste Management
	5.00% 3/15/14	25,000	26,384
	6.125% 11/30/39	100,000	99,715
	7.00% 7/15/28	25,000	26,997
	7.375% 3/11/19	100,000	115,589

			1,375,908

	Communications Equipment–0.15%
	Cisco Systems
	2.90% 11/17/14	200,000	199,861
	4.95% 2/15/19	250,000	256,720
	5.25% 2/22/11	100,000	104,962
	5.50% 2/22/16	30,000	32,980
	5.50% 1/15/40	100,000	95,963
	5.90% 2/15/39	100,000	101,461
	Corning
	6.625% 5/15/19	20,000	21,833
	Harris
	6.375% 6/15/19	35,000	37,860
	Motorola
	6.00% 11/15/17	50,000	48,452
	8.00% 11/1/11	100,000	106,994

			1,007,086

	Computers & Peripherals–0.25%
	Dell
	3.375% 6/15/12	130,000	134,515
	6.50% 4/15/38	50,000	51,677
	7.10% 4/15/28	50,000	54,213
	Hewlett-Packard
	2.25% 5/27/11	100,000	101,455
	4.25% 2/24/12	100,000	104,947
	4.50% 3/1/13	100,000	106,094

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals (continued)
Hewlett-Packard (continued)

4.75% 6/2/14	$100,000	$106,892
6.125% 3/1/14	100,000	111,842
International Business Machines
2.10% 5/6/13	100,000	99,880
4.75% 11/29/12	100,000	107,508
5.60% 11/30/39	110,000	111,033
5.70% 9/14/17	200,000	219,005
5.875% 11/29/32	120,000	123,515
6.50% 10/15/13	200,000	228,745

		1,661,321

Construction Materials–0.04%
CRH America
5.30% 10/15/13	100,000	104,307
8.125% 7/15/18	25,000	29,205
Vulcan Materials
6.30% 6/15/13	138,000	147,718

		281,230

Consumer Finance–0.50%
American Express
6.15% 8/28/17	100,000	104,670
7.00% 3/19/18	100,000	110,301
7.25% 5/20/14	200,000	225,888
8.125% 5/20/19	100,000	118,708
8.15% 3/19/38	100,000	125,511
American Express Credit
5.875% 5/2/13	250,000	268,492
7.30% 8/20/13	200,000	224,957
Capital One Capital III
7.686% 8/15/36	100,000	93,000
Capital One Capital VI
8.875% 5/15/40	75,000	80,438
HSBC Finance
5.00% 6/30/15	100,000	103,424
5.25% 1/14/11	200,000	207,111
6.375% 11/27/12	500,000	544,877
John Deere Capital
2.875% 6/19/12	50,000	51,554
5.40% 10/17/11	100,000	106,903
5.50% 4/13/17	50,000	53,082
5.65% 7/25/11	100,000	106,634
7.00% 3/15/12	25,000	27,748
Paccar
1.95% 12/17/12	100,000	99,035
SLM
5.375% 1/15/13	100,000	94,397
5.375% 5/15/14	150,000	138,486
8.45% 6/15/18	150,000	148,233
Toyota Motor Credit
5.45% 5/18/11	250,000	263,910

		3,297,359

Containers & Packaging–0.00%
Bemis
5.65% 8/1/14	15,000	15,982
6.80% 8/1/19	10,000	11,014

		26,996

Diversified Consumer Services–0.05%
John Hopkins University
5.25% 7/1/19	50,000	52,105
Princeton University
5.70% 3/1/39	50,000	51,551
Stanford University
3.625% 5/1/14	100,000	102,982
Vanderbilt University
5.25% 4/1/19	50,000	52,209
Yale University
2.90% 10/15/14	100,000	99,741

		358,588

Diversified Financial Services–2.92%
Allstate Life Global Funding Trusts
5.375% 4/30/13	100,000	106,829
Bank of America
2.10% 4/30/12	300,000	302,940
2.375% 6/22/12	200,000	203,910
3.125% 6/15/12	350,000	362,882
4.90% 5/1/13	100,000	103,750
5.30% 3/15/17	50,000	49,077
5.375% 9/11/12	250,000	265,393
5.625% 10/14/16	200,000	203,074
5.65% 5/1/18	200,000	203,457
5.75% 12/1/17	100,000	102,564
6.50% 8/1/16	200,000	215,353
7.25% 10/15/25	30,000	31,211
7.375% 5/15/14	400,000	454,313
7.625% 6/1/19	300,000	347,653
Boeing Capital
6.50% 2/15/12	50,000	54,711
BP Capital Markets
1.55% 8/11/11	50,000	50,382
3.125% 3/10/12	100,000	103,059
3.625% 5/8/14	100,000	102,403
3.875% 3/10/15	100,000	102,862
5.25% 11/7/13	100,000	109,018
Caterpillar Finance Services
1.90% 12/17/12	125,000	124,601
4.90% 8/15/13	50,000	53,158

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Caterpillar Finance Services (continued)

6.125% 2/17/14	$100,000	$111,857
7.15% 2/15/19	100,000	115,837
Citigroup
2.125% 4/30/12	350,000	353,947
2.875% 12/9/11	100,000	103,048
5.00% 9/15/14	250,000	241,254
5.10% 9/29/11	100,000	103,426
5.125% 2/14/11	100,000	103,206
5.30% 10/17/12	300,000	312,725
5.50% 4/11/13	300,000	311,261
5.50% 2/15/17	50,000	47,385
5.625% 8/27/12	100,000	102,920
5.85% 8/2/16	100,000	98,040
6.00% 8/15/17	100,000	100,113
6.125% 5/15/18	125,000	125,880
6.125% 8/25/36	200,000	172,035
6.625% 6/15/32	100,000	91,188
6.375% 8/12/14	500,000	523,973
6.50% 8/19/13	100,000	106,605
6.875% 3/5/38	350,000	350,389
8.125% 7/15/39	50,000	56,603
8.50% 5/22/19	300,000	347,003
Citigroup Funding
1.375% 5/5/11	100,000	100,673
1.875% 10/22/12	200,000	199,379
1.875% 11/15/12	200,000	199,623
2.00% 3/30/12	100,000	100,868
2.125% 7/12/12	200,000	201,668
2.25% 12/10/12	100,000	100,856
CME Group
5.75% 2/15/14	200,000	218,955
ConocoPhillips Canada Funding I
5.625% 10/15/16	100,000	108,634
Countrywide Financial
6.25% 5/15/16	200,000	203,698
Countrywide Home Loans
4.00% 3/22/11	500,000	510,796
Diageo Investment
9.00% 8/15/11	100,000	111,222
General Electric Capital
1.80% 3/11/11	400,000	404,630
2.00% 9/28/12	200,000	200,391
2.125% 12/21/12	100,000	100,164
2.20% 6/8/12	100,000	101,462
2.25% 3/12/12	100,000	101,503
2.625% 12/28/12	300,000	305,742
3.00% 12/9/11	400,000	412,522
3.75% 11/14/14	100,000	99,935
4.80% 5/1/13	200,000	209,214
5.00% 11/15/11	150,000	158,509
5.20% 2/1/11	100,000	104,348
5.25% 10/19/12	200,000	212,983
5.625% 5/1/18	450,000	461,895
5.875% 2/15/12	200,000	214,382
5.875% 1/14/38	200,000	185,785
5.90% 5/13/14	600,000	649,267
6.00% 6/15/12	200,000	215,705
6.00% 8/7/19	100,000	103,991
6.125% 2/22/11	400,000	422,795
•6.375% 11/15/67	100,000	87,375
6.75% 3/15/32	230,000	235,177
6.875% 1/10/39	500,000	517,990
GMAC
1.75% 10/30/12	200,000	198,834
2.20% 12/19/12	250,000	251,658
JPMorgan Chase
2.125% 6/22/12	100,000	101,208
2.125% 12/26/12	300,000	301,539
2.20% 6/15/12	100,000	101,450
3.125% 12/1/11	300,000	310,639
4.65% 6/1/14	300,000	316,346
4.75% 5/1/13	200,000	211,267
5.375% 10/1/12	100,000	108,282
5.60% 6/1/11	200,000	211,777
6.00% 1/15/18	150,000	161,507
6.30% 4/23/19	200,000	220,407
6.40% 5/15/38	200,000	220,911
6.625% 3/15/12	100,000	109,222
6.75% 2/1/11	100,000	105,513
JPMorgan Chase Capital XX
6.55% 9/29/36	200,000	183,849
JPMorgan Chase Capital XXII
6.45% 2/2/37	150,000	138,079
JPMorgan Chase Capital XXVII
7.00% 11/1/39	100,000	101,168
National Rural Utilities Cooperative Finance
5.45% 2/1/18	25,000	26,130
5.50% 7/1/13	100,000	108,327
7.25% 3/1/12	100,000	109,979
8.00% 3/1/32	150,000	179,887
Private Export Funding
4.30% 12/15/21	100,000	95,485
4.55% 5/15/15	100,000	106,999
Teco Finance
6.572% 11/1/17	100,000	102,777

		19,176,672

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Diversified Telecommunication Services–1.06%
AT&T
4.95% 1/15/13	$150,000	$160,145
5.10% 9/15/14	50,000	53,839
5.625% 6/15/16	100,000	107,570
5.80% 2/15/19	150,000	160,178
6.30% 1/15/38	100,000	101,909
6.40% 5/15/38	50,000	51,554
6.55% 2/15/39	350,000	370,011
6.70% 11/15/13	200,000	225,843
7.30% 11/15/11	100,000	110,156
8.00% 11/15/31	160,000	195,837
BellSouth
5.20% 9/15/14	200,000	214,422
6.875% 10/15/31	100,000	105,332
British Telecommunications
5.15% 1/15/13	200,000	208,703
9.625% 12/15/30	100,000	127,748
CenturyTel
7.60% 9/15/39	100,000	102,790
Deutsche Telekom International Finance
5.25% 7/22/13	200,000	212,474
6.00% 7/8/19	250,000	267,404
8.75% 6/15/30	200,000	257,912
Embarq
7.082% 6/1/16	225,000	248,853
7.995% 6/1/36	50,000	53,939
France Telecom
5.375% 7/8/19	300,000	316,839
7.75% 3/1/11	100,000	107,207
8.50% 3/1/31	100,000	133,456
GTE
8.75% 11/1/21	100,000	123,338
Nokia
6.625% 5/15/39	40,000	43,634
Quest
7.50% 6/15/23	100,000	95,000
#144A 8.375% 5/1/16	200,000	215,500
Telecom Italia Capital
5.25% 11/15/13	100,000	105,271
5.25% 10/1/15	100,000	104,684
6.175% 6/18/14	100,000	108,495
7.175% 6/18/19	100,000	111,681
7.721% 6/4/38	250,000	288,731
Telefonica Emisiones
4.949% 1/15/15	85,000	90,961
6.421% 6/20/16	175,000	194,497
7.045% 6/20/36	175,000	200,474
Verizon Communications
4.35% 2/15/13	200,000	209,357
5.50% 2/15/18	150,000	156,791
6.35% 4/1/19	250,000	276,296
6.90% 4/15/38	150,000	166,797
8.95% 3/1/39	200,000	271,460
Verizon Global Funding
7.375% 9/1/12	200,000	225,581
7.75% 12/1/30	100,000	117,804

		7,000,473

Electric Utilities–1.38%
Alabama Power
6.125% 5/15/38	100,000	107,170
Ameren
8.875% 5/15/14	100,000	112,425
Ameren Energy Generating
6.30% 4/1/20	50,000	49,189
Appalachian Power
5.00% 6/1/17	100,000	98,972
Atlantic City Electric
7.75% 11/15/18	15,000	17,841
Carolina Power & Light
5.30% 1/15/19	100,000	104,610
6.30% 4/1/38	50,000	54,211
CenterPoint Energy Houston Electric
5.75% 1/15/14	100,000	107,724
Cincinnati Gas & Electric
5.70% 9/15/12	50,000	54,260
Cleco Power
6.50% 12/1/35	50,000	47,800
Columbus Southern Power
5.50% 3/1/13	50,000	52,778
Commonwealth Edison
5.80% 3/15/18	100,000	106,226
6.45% 1/15/38	100,000	107,263
Consolidated Edison
5.50% 12/1/39	80,000	78,092
5.85% 3/15/36	100,000	101,799
6.30% 8/15/37	20,000	21,611
6.75% 4/1/38	25,000	28,598
7.125% 12/1/18	100,000	115,751
Consumers Energy
5.65% 9/15/18	100,000	104,759
Duke Energy
5.05% 9/15/19	100,000	99,856
5.65% 6/15/13	100,000	107,355
Duke Energy Carolinas
6.10% 6/1/37	70,000	73,694
Duke Energy Indiana
6.45% 4/1/39	130,000	145,468

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Electric Utilities (continued)

	Duke Energy Ohio
	2.10% 6/15/13	$100,000	$98,818
	5.45% 4/1/19	50,000	52,787
	Energy East
	6.75% 7/15/36	100,000	110,376
	Entergy Texas
	7.125% 2/1/19	455,000	505,183
	Exelon
	4.90% 6/15/15	50,000	51,641
	Exelon Generation
	5.35% 1/15/14	100,000	105,665
	6.20% 10/1/17	25,000	26,840
	FirstEnergy
	6.45% 11/15/11	7,000	7,509
	7.375% 11/15/31	100,000	108,695
#	FirstEnergy Solutions 144A
	4.80% 2/15/15	80,000	81,747
	6.05% 8/15/21	100,000	101,090
	Florida Power & Light
	5.95% 2/1/38	100,000	105,417
	5.96% 4/1/39	100,000	105,647
	FPL Group Capital
	5.625% 9/1/11	25,000	26,604
	6.00% 3/1/19	100,000	107,890
	Georgia Power
	4.25% 12/1/19	80,000	77,678
	5.25% 12/15/15	25,000	27,094
	Hydro Quebec
	6.30% 5/11/11	100,000	106,847
	8.05% 7/7/24	50,000	62,021
	8.50% 12/1/29	115,000	152,756
	Indiana Michigan Power
	7.00% 3/15/19	100,000	111,708
	Jersey Central Power & Light
	7.35% 2/1/19	100,000	113,695
	Interstate Power & Light
	6.25% 7/15/39	30,000	31,607
	MidAmerican Energy
	5.30% 3/15/18	100,000	103,223
	5.75% 11/1/35	25,000	25,112
	MidAmerican Energy Holdings
	5.75% 4/1/18	100,000	105,570
	5.875% 10/1/12	100,000	108,979
	5.95% 5/15/37	25,000	25,112
	6.125% 4/1/36	50,000	51,378
	6.50% 9/15/37	100,000	107,896
	National Grid
	6.30% 8/1/16	100,000	108,902
	Nevada Power
	6.50% 8/1/18	50,000	53,667
	7.125% 3/15/19	100,000	111,836
	Northern States Power
	5.25% 3/1/18	100,000	104,940
	5.35% 11/1/39	40,000	38,746
#	Oglethorpe Power 144A
	5.95% 11/1/39	100,000	101,592
	Ohio Edison
	8.25% 10/15/38	100,000	127,895
	Ohio Power
	5.375% 10/1/21	125,000	125,605
	Oncor Electric Delivery
	5.95% 9/1/13	200,000	214,750
	6.375% 5/1/12	175,000	189,111
	7.00% 5/1/32	50,000	55,468
	Ontario Electricity Financial
	7.45% 3/31/13	100,000	114,213
	Pacific Gas & Electric
	6.05% 3/1/34	200,000	209,479
	6.25% 12/1/13	100,000	111,422
	6.25% 3/1/39	100,000	107,526
	PacifiCorp
	6.35% 7/15/38	25,000	27,404
	Pepco Holdings
	6.45% 8/15/12	50,000	53,696
	Portland General Electric
	6.10% 4/15/19	100,000	110,672
	Potomac Electric Power
	7.90% 12/15/38	100,000	128,163
	PPL Energy Supply
	6.50% 5/1/18	25,000	26,109
	PPL Electric Utilities
	6.25% 5/15/39	30,000	32,264
	Progress Energy
	6.00% 12/1/39	50,000	49,205
	7.05% 3/15/19	100,000	112,067
	7.10% 3/1/11	125,000	132,340
	7.75% 3/1/31	50,000	58,953
	Public Service Company of Colorado
	5.125% 6/1/19	135,000	140,690
	Public Service Company of Oklahoma
	5.15% 12/1/19	75,000	74,606
	Public Service Electric & Gas
	5.30% 5/1/18	50,000	52,577
	5.375% 9/1/13	50,000	53,866
	San Diego Gas & Electric
	6.00% 6/1/39	110,000	118,538
	Scottish Power
	5.375% 3/15/15	100,000	106,296

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)

South Carolina Electric & Gas
6.05% 1/15/38	$25,000	$26,340
Southern
4.15% 5/15/14	50,000	51,469
5.30% 1/15/12	100,000	107,194
Southern California Edison
5.75% 3/15/14	100,000	110,676
5.95% 2/1/38	25,000	26,354
6.05% 3/15/39	170,000	181,789
Tampa Electric
6.10% 5/15/18	50,000	53,301
Toledo Edison
7.25% 5/1/20	30,000	34,298
Union Electric
6.70% 2/1/19	50,000	55,298
8.45% 3/15/39	80,000	105,935
Virginia Electric & Power
4.75% 3/1/13	50,000	52,354
6.00% 5/15/37	25,000	25,974
8.875% 11/15/38	100,000	141,612
Virginia Electric & Power
5.00% 6/30/19	200,000	204,270
Wisconsin Electric Power
4.25% 12/15/19	25,000	24,468
6.00% 4/1/14	100,000	111,769

		9,069,736

Electrical Equipment–0.04%
Cooper
5.25% 11/15/12	25,000	26,845
Emerson Electric
4.125% 4/15/15	100,000	103,549
4.25% 11/15/20	50,000	48,661
5.25% 10/15/18	25,000	26,317
5.25% 11/15/39	50,000	48,209

		253,581

Electronic Equipment & Instruments–0.08%
Agilent Technologies
5.50% 9/14/15	100,000	104,948
Amphenol
4.75% 11/15/14	100,000	100,143
Arrow Electronics
6.00% 4/1/20	50,000	49,562
Philips Electronics
5.75% 3/11/18	200,000	213,160
6.875% 3/11/38	50,000	56,908

		524,721

Energy Equipment & Services–0.15%
Baker Hughes
6.50% 11/15/13	50,000	56,487
Diamond Offshore Drilling
5.70% 10/15/39	100,000	97,678
5.875% 5/1/19	40,000	42,686
Halliburton
5.90% 9/15/18	50,000	54,554
7.45% 9/15/39	100,000	124,144
Rowan
7.875% 8/1/19	65,000	72,442
Transocean
6.00% 3/15/18	125,000	133,584
6.80% 3/15/38	50,000	56,096
Weatherford International
5.15% 3/15/13	100,000	104,800
6.00% 3/15/18	50,000	50,429
7.00% 3/15/38	25,000	25,415
9.625% 3/1/19	100,000	124,870
9.875% 3/1/39	50,000	64,227

		1,007,412

Food & Staples Retailing–0.41%
Costco Wholesale
5.30% 3/15/12	25,000	26,983
5.50% 3/15/17	50,000	53,444
CVS Caremark
5.75% 6/1/17	150,000	158,551
6.125% 9/15/39	100,000	99,446
6.25% 6/1/27	30,000	30,589
•6.302% 6/1/37	100,000	86,296
6.60% 3/15/19	100,000	109,620
Delhaize America
9.00% 4/15/31	125,000	160,467
Delhaize Group
5.875% 2/1/14	45,000	48,374
Kroger
3.90% 10/1/15	130,000	130,876
5.00% 4/15/13	100,000	105,831
6.80% 4/1/11	100,000	106,221
6.90% 4/15/38	100,000	111,652
Safeway
6.25% 3/15/14	100,000	109,929
6.35% 8/15/17	50,000	54,806
Sysco
6.625% 3/17/39	50,000	58,573
Walgreen
4.875% 8/1/13	100,000	107,473
5.25% 1/15/19	50,000	53,156
Wal-Mart Stores
3.20% 5/15/14	200,000	203,877
4.125% 2/15/11	200,000	207,227

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Food & Staples Retailing (continued)
	Wal-Mart Stores (continued)

	4.125% 2/1/19	$100,000	$98,908
	4.55% 5/1/13	100,000	106,628
	5.25% 9/1/35	100,000	98,675
	6.20% 4/15/38	100,000	110,665
	6.50% 8/15/37	125,000	142,734
	7.55% 2/15/30	100,000	124,256

			2,705,257

	Food Products–0.26%
	Archer-Daniels-Midland
	6.45% 1/15/38	100,000	111,719
	7.00% 2/1/31	50,000	57,141
	Bunge Limited Finance
	8.50% 6/15/19	135,000	154,143
	Campbell Soup
	3.375% 8/15/14	100,000	101,751
	4.50% 2/15/19	35,000	35,089
	ConAgra Foods
	8.25% 9/15/30	100,000	120,193
	General Mills
	5.20% 3/17/15	100,000	106,836
	5.65% 9/10/12	100,000	108,856
	5.65% 2/15/19	100,000	106,245
	Heinz (H.J.)
	5.35% 7/15/13	100,000	107,585
	Kellogg
	4.25% 3/6/13	50,000	52,454
	Kraft Foods
	6.125% 2/1/18	50,000	52,661
	6.25% 6/1/12	275,000	296,541
	6.50% 11/1/31	100,000	100,745
	6.875% 2/1/38	50,000	52,636
#	Ralcorp Holdings 144A
	6.625% 8/15/39	50,000	48,918
	Sara Lee
	6.125% 11/1/32	25,000	24,135
	Unilever Capital
	4.80% 2/15/19	100,000	102,835

			1,740,483

	Gas Utilities–0.03%
	Atmos Energy
	8.50% 3/15/19	100,000	121,665
	CenterPoint Energy Resources
	7.875% 4/1/13	50,000	56,359

			178,024

	Health Care Equipment & Supplies–0.13%
	Baxter International
	4.50% 8/15/19	100,000	100,267
	4.625% 3/15/15	50,000	53,067
	6.25% 12/1/37	50,000	54,821
	Beckman Coulter
	6.00% 6/1/15	50,000	54,576
	Becton Dickinson
	6.00% 5/15/39	100,000	105,499
	Covidien International Finance
	6.00% 10/15/17	25,000	27,064
	6.55% 10/15/37	100,000	112,284
	Hospira
	5.90% 6/15/14	100,000	108,442
	6.05% 3/30/17	25,000	26,204
	6.40% 5/15/15	15,000	16,621
	Medtronic
	5.60% 3/15/19	100,000	107,848
	St. Jude Medical
	3.75% 7/15/14	100,000	101,184

			867,877

	Health Care Providers & Services–0.22%
	Aetna
	6.00% 6/15/16	50,000	52,564
	6.75% 12/15/37	100,000	104,607
	CIGNA
	7.875% 5/15/27	25,000	25,608
	Express Scripts
	5.25% 6/15/12	200,000	212,643
	Humana
	7.20% 6/15/18	100,000	102,435
	Medco Health Solutions
	7.125% 3/15/18	25,000	28,148
	7.25% 8/15/13	50,000	55,592
	Quest Diagnostics
	4.75% 1/30/20	60,000	58,742
	5.75% 1/30/40	40,000	38,955
	UnitedHealth Group
	5.25% 3/15/11	100,000	103,651
	5.50% 11/15/12	100,000	106,838
	6.50% 6/15/37	50,000	49,461
	6.625% 11/15/37	100,000	100,497
	WellPoint
	5.25% 1/15/16	100,000	101,071
	5.85% 1/15/36	25,000	23,584
	5.875% 6/15/17	50,000	51,590
	6.00% 2/15/14	100,000	108,548
	7.00% 2/15/19	100,000	112,034

			1,436,568

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Hotels, Restaurants & Leisure–0.08%
Darden Restaurants
6.80% 10/15/37	$84,000	$87,376
Marriott International
5.625% 2/15/13	50,000	51,342
McDonald’s
4.30% 3/1/13	50,000	52,933
5.80% 10/15/17	100,000	110,691
6.30% 3/1/38	50,000	55,344
Yum Brands
4.25% 9/15/15	50,000	50,213
5.30% 9/15/19	50,000	50,315
8.875% 4/15/11	50,000	54,120

		512,334

Household Durables–0.12%
Black & Decker
8.95% 4/15/14	100,000	118,336
Fortune Brands
3.00% 6/1/12	100,000	99,168
5.375% 1/15/16	50,000	49,831
6.375% 6/15/14	200,000	214,397
Snap-On
6.125% 9/1/21	50,000	51,293
Toll Brothers Finance
6.75% 11/1/19	50,000	49,056
8.91% 10/15/17	50,000	56,849
Whirlpool
5.50% 3/1/13	50,000	51,524
8.00% 5/1/12	75,000	81,299

		771,753

Household Products–0.11%
Clorox
5.00% 3/1/13	100,000	106,973
Kimberly-Clark
6.125% 8/1/17	100,000	111,027
Procter & Gamble
4.60% 1/15/14	250,000	266,438
4.70% 2/15/19	100,000	102,558
4.85% 12/15/15	50,000	54,553
5.55% 3/5/37	50,000	51,822

		693,371

Independent Power Producers & Energy Traders–0.04%
Constellation Energy Group
4.55% 6/15/15	25,000	25,097
7.00% 4/1/12	100,000	108,561
PSEG Power
5.50% 12/1/15	100,000	106,364

		240,022

Industrial Conglomerates–0.16%
3M
4.375% 8/15/13	25,000	26,938
4.50% 11/1/11	100,000	105,909
6.375% 2/15/28	25,000	28,295
General Electric
5.00% 2/1/13	150,000	158,807
5.25% 12/6/17	300,000	307,053
ITT
4.90% 5/1/14	45,000	47,199
Textron
6.20% 3/15/15	100,000	104,198
Tyco International Finance
4.125% 10/15/14	100,000	102,333
6.00% 11/15/13	50,000	54,817
8.50% 1/15/19	100,000	120,973

		1,056,522

Insurance–0.81%
ACE INA Holdings
5.70% 2/15/17	50,000	53,142
5.90% 6/15/19	125,000	134,724
AFLAC
6.90% 12/17/39	30,000	29,647
8.50% 5/15/19	100,000	115,390
Allstate
5.00% 8/15/14	75,000	79,068
7.45% 5/16/19	100,000	116,384
American Financial Group
9.875% 6/15/19	100,000	112,301
American International Group
4.25% 5/15/13	70,000	64,709
5.85% 1/16/18	200,000	164,355
8.25% 8/15/18	50,000	47,013
AXA
8.60% 12/15/30	100,000	116,509
Berkshire Hathaway Finance
4.00% 4/15/12	600,000	629,124
4.60% 5/15/13	100,000	105,692
5.40% 5/15/18	50,000	52,327
Chubb
5.75% 5/15/18	100,000	106,342
6.00% 5/11/37	100,000	103,206
CNA Financial
7.35% 11/15/19	120,000	120,348
Genworth Financial
5.75% 6/15/14	100,000	95,731
6.515% 5/22/18	50,000	45,826
Hartford Financial Services Group
4.625% 7/15/13	100,000	100,273
6.10% 10/1/41	50,000	40,081
6.30% 3/15/18	100,000	99,878

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Insurance (continued)
Hartford Financial Services Group (continued)
	HCC Insurance Holdings
	6.30% 11/15/19	$50,000	$50,877
	Loews
	6.00% 2/1/35	100,000	96,056
	Markel
	7.125% 9/30/19	100,000	103,437
	Marsh & McLennan
	5.375% 7/15/14	100,000	102,374
	5.75% 9/15/15	50,000	52,227
	MetLife
	5.00% 6/15/15	100,000	105,303
	5.70% 6/15/35	50,000	49,543
	6.125% 12/1/11	100,000	107,552
	6.50% 12/15/32	100,000	106,913
	6.75% 6/1/16	200,000	224,262
	10.75% 8/1/39	150,000	185,171
	Principal Financial Group
	8.875% 5/15/19	100,000	115,541
	Principal Life Income Funding Trusts
	5.30% 4/24/13	150,000	158,504
•	Progressive
	6.70% 6/15/37	100,000	88,611
	Protective Life
	7.375% 10/15/19	50,000	50,194
	8.45% 10/15/39	25,000	24,181
	Prudential Financial
	4.50% 7/15/13	100,000	101,213
	5.10% 9/20/14	100,000	104,372
	5.15% 1/15/13	100,000	105,272
	5.70% 12/14/36	50,000	45,323
	7.375% 6/15/19	175,000	196,544
	Reinsurance Group of America
	6.45% 11/15/19	90,000	89,867
	St. Paul Traveler
	6.75% 6/20/36	100,000	110,738
	Transatlantic Holdings
	8.00% 11/30/39	100,000	102,104
	Travelers
	5.90% 6/2/19	100,000	106,999
	6.25% 6/15/37	100,000	106,066
@•	XL Capital
	6.50% 12/31/49	100,000	76,500

			5,297,814

	IT Services–0.08%
	Computer Sciences
	6.50% 3/15/18	150,000	163,958
	Electronic Data Systems
	7.45% 10/15/29	25,000	29,664
	Fiserv
	6.125% 11/20/12	100,000	108,959
	Western Union
	5.40% 11/17/11	100,000	106,816
	6.50% 2/26/14	100,000	111,277

			520,674

	Machinery–0.18%
	Caterpillar
	6.05% 8/15/36	50,000	53,488
	7.90% 12/15/18	100,000	122,197
	8.25% 12/15/38	100,000	133,898
	Danaher
	5.625% 1/15/18	100,000	107,055
	Deere
	4.375% 10/16/19	150,000	150,110
	5.375% 10/16/29	100,000	100,112
	Dover
	6.60% 3/15/38	25,000	28,579
	Ingersoll-Rand Global Holdings
	9.50% 4/15/14	300,000	358,804
	Roper Industries
	6.25% 9/1/19	100,000	104,295

			1,158,538

	Media–0.87%
	AOL Time Warner
	7.625% 4/15/31	125,000	145,612
	CBS
	5.625% 8/15/12	50,000	52,295
	6.625% 5/15/11	50,000	52,415
	7.875% 7/30/30	100,000	108,138
	Comcast
	5.50% 3/15/11	50,000	52,339
	5.70% 5/15/18	200,000	210,600
	5.70% 7/1/19	200,000	210,194
	5.90% 3/15/16	150,000	161,748
	6.50% 1/15/17	100,000	110,864
	6.50% 11/15/35	100,000	104,016
	6.95% 8/15/37	250,000	273,348
	Comcast Cable Communications
	7.125% 6/15/13	100,000	112,456
	COX Communications
	6.75% 3/15/11	100,000	105,175
	7.125% 10/1/12	100,000	111,153
	DIRECTV Holdings
	7.625% 5/15/16	107,000	117,047
	#144A 5.875% 10/1/19	40,000	40,759
	Disney (Walt)
	4.50% 12/15/13	200,000	212,641
	6.00% 7/17/17	150,000	164,873

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Media (continued)

	News America
	5.30% 12/15/14	$125,000	$135,259
	6.15% 3/1/37	30,000	29,945
	6.40% 12/15/35	200,000	206,024
	6.65% 11/15/37	50,000	52,987
	#144A 5.65% 8/15/20	100,000	104,333
	#144A 6.90% 8/15/39	100,000	109,448
	Omnicom Group
	6.25% 7/15/19	100,000	108,080
	Reed Elsevier Capital
	8.625% 1/15/19	100,000	121,876
	Rogers Communications
	7.25% 12/15/12	100,000	112,751
	Thomson Reuters
	4.70% 10/15/19	100,000	98,699
	5.95% 7/15/13	100,000	109,559
	6.50% 7/15/18	50,000	56,606
	Time Warner
	5.875% 11/15/16	150,000	162,156
	6.50% 11/15/36	100,000	104,752
	6.875% 5/1/12	200,000	219,067
	7.70% 5/1/32	130,000	153,102
	Time Warner Cable
	3.50% 2/1/15	50,000	49,454
	5.00% 2/1/20	145,000	140,885
	5.85% 5/1/17	100,000	105,224
	6.20% 7/1/13	50,000	54,966
	6.55% 5/1/37	50,000	51,113
	6.75% 6/15/39	100,000	105,073
	7.30% 7/1/38	50,000	55,607
	7.50% 4/1/14	100,000	115,324
	8.25% 2/14/14	100,000	116,978
	8.25% 4/1/19	100,000	119,309
	Time Warner Entertainment
	8.375% 3/15/23	250,000	296,771
	Viacom
	5.625% 9/15/19	100,000	104,606
	6.25% 4/30/16	100,000	109,131
	6.875% 4/30/36	50,000	54,236

			5,708,994

	Metals & Mining–0.47%
	Alcan
	6.125% 12/15/33	50,000	51,011
	Alcoa
	6.00% 7/15/13	300,000	316,279
	Allegheny Technologies
	9.375% 6/1/19	100,000	115,291
	ArcelorMittal
	5.375% 6/1/13	50,000	52,804
	6.125% 6/1/18	50,000	51,676
	9.00% 2/15/15	100,000	118,233
	ArcelorMittal USA Partnership
	9.75% 4/1/14	100,000	105,091
#	Barrick Australian Finance 144A
	5.95% 10/15/39	100,000	97,931
	Barrick Gold
	6.95% 4/1/19	100,000	112,790
	Barrick North Americian Finance
	7.50% 9/15/38	25,000	28,800
	BHP Billiton Finance
	4.80% 4/15/13	50,000	53,261
	5.40% 3/29/17	100,000	107,299
	5.50% 4/1/14	100,000	109,787
	6.50% 4/1/19	150,000	172,364
	Freeport-McMoRan Copper & Gold
	8.25% 4/1/15	100,000	109,117
	8.375% 4/1/17	75,000	82,238
	Newmont Mining
	5.125% 10/1/19	180,000	180,426
	6.25% 10/1/39	100,000	100,457
	Nucor
	5.75% 12/1/17	50,000	53,841
	5.85% 6/1/18	100,000	107,939
	Rio Tinto Finance
	5.875% 7/15/13	100,000	107,990
	6.50% 7/15/18	50,000	55,015
	7.125% 7/15/28	75,000	85,120
	8.95% 5/1/14	190,000	227,886
	9.00% 5/1/19	100,000	126,770
	Vale Overseas
	6.25% 1/11/16	100,000	105,227
	6.875% 11/21/36	100,000	100,166
	6.875% 11/10/39	170,000	171,993

			3,106,802

	Multi-Utilities–0.17%
	Alliant Energy
	4.00% 10/15/14	50,000	50,067
	Avista
	5.125% 4/1/22	30,000	29,482
	Dominion Resources
	5.20% 8/15/19	80,000	81,400
	5.95% 6/15/35	25,000	24,947
	DTE Energy
	6.35% 6/1/16	50,000	52,024
	7.625% 5/15/14	100,000	111,740
	KeySpan
	8.00% 11/15/30	25,000	28,881

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Multi-Utilities (continued)

	NiSource Finance
	5.40% 7/15/14	$150,000	$154,173
	5.45% 9/15/20	25,000	24,291
	NSTAR
	4.50% 11/15/19	110,000	107,781
	SCANA
	6.25% 4/1/20	100,000	106,867
	Sempra Energy
	6.00% 2/1/13	50,000	53,354
	6.00% 10/15/39	125,000	123,856
	6.15% 6/15/18	25,000	26,574
	6.50% 6/1/16	130,000	141,172

			1,116,609

	Multiline Retail–0.10%
	Kohl’s
	6.25% 12/15/17	50,000	55,413
	Nordstrom
	6.75% 6/1/14	60,000	67,072
	Target
	5.125% 1/15/13	100,000	108,657
	5.875% 3/1/12	100,000	108,406
	6.00% 1/15/18	50,000	55,273
	6.50% 10/15/37	100,000	110,023
	7.00% 1/15/38	150,000	175,596

			680,440

	Office Electronics–0.06%
	Xerox
	5.50% 5/15/12	100,000	105,741
	6.35% 5/15/18	150,000	156,722
	8.25% 5/15/14	125,000	143,524

			405,987

	Oil, Gas & Consumable Fuels–1.68%
	Amerada Hess
	7.125% 3/15/33	100,000	112,284
	Anadarko Petroleum
	5.95% 9/15/16	100,000	108,320
	6.45% 9/15/36	50,000	52,388
	7.625% 3/15/14	100,000	115,250
	7.95% 6/15/39	100,000	124,102
	8.70% 3/15/19	100,000	124,599
	Apache
	5.25% 4/15/13	25,000	26,812
	6.00% 1/15/37	50,000	53,385
	Boardwalk Pipelines
	5.75% 9/15/19	100,000	98,782
	Buckeye Partners
	5.50% 8/15/19	50,000	49,942
	Burlington Resources Finance
	7.20% 8/15/31	100,000	114,881
	Canadian Natural Resources
	5.45% 10/1/12	50,000	53,533
	5.90% 2/1/18	100,000	107,644
	6.25% 3/15/38	150,000	155,763
#	Cenovus Energy 144A
	4.50% 9/15/14	100,000	103,334
	6.75% 11/15/39	100,000	109,372
	Chevron
	3.45% 3/3/12	150,000	155,979
	3.95% 3/3/14	100,000	104,502
	Conoco Funding
	6.35% 10/15/11	150,000	163,263
	ConocoPhillips
	4.75% 10/15/12	100,000	107,224
	4.75% 2/1/14	100,000	107,469
	5.75% 2/1/19	100,000	109,650
	5.90% 5/15/38	50,000	51,430
	6.00% 1/15/20	100,000	111,013
	6.50% 2/1/39	180,000	200,460
	ConocoPhillips Holding
	6.95% 4/15/29	100,000	113,670
	Consolidated Natural Gas
	5.00% 12/1/14	50,000	53,309
	Devon Energy
	5.625% 1/15/14	100,000	108,127
	6.30% 1/15/19	100,000	111,540
	Devon Financing
	7.875% 9/30/31	25,000	31,413
	Duke Capital
	5.668% 8/15/14	100,000	108,354
	Enbridge Energy
	9.875% 3/1/19	50,000	63,413
	EnCana
	5.90% 12/1/17	50,000	53,859
	6.625% 8/15/37	50,000	54,429
	7.20% 11/1/31	50,000	54,875
	EnCana Holdings Finance
	5.80% 5/1/14	100,000	109,275
	Energy Transfer Partners
	6.70% 7/1/18	100,000	107,244
	7.50% 7/1/38	200,000	219,815
	Enterprise Products Operating
	4.60% 8/1/12	100,000	105,672
	5.25% 1/31/20	100,000	99,114
	6.125% 10/15/39	50,000	48,465
	6.375% 2/1/13	50,000	54,142
	6.50% 1/31/19	100,000	108,060
	7.50% 2/1/11	50,000	52,992

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)
	Enterprise Products Operating (continued)

	7.55% 4/15/38	$100,000	$113,279
	EOG Resources
	5.625% 6/1/19	100,000	106,428
	6.875% 10/1/18	25,000	28,822
	EQT
	8.125% 6/1/19	75,000	86,800
	Hess
	7.00% 2/15/14	100,000	112,608
	Husky Energy
	7.25% 12/15/19	125,000	144,713
	Kinder Morgan Energy Partners
	5.00% 12/15/13	150,000	157,612
	5.625% 2/15/15	165,000	177,634
	5.80% 3/15/35	50,000	46,472
	5.95% 2/15/18	50,000	53,046
	6.75% 3/15/11	50,000	52,892
	Magellan Midstream Partners
	6.55% 7/15/19	50,000	54,373
	Marathon Oil
	6.60% 10/1/37	100,000	106,427
	7.50% 2/15/19	300,000	346,820
	Nabors Industries
	9.25% 1/15/19	50,000	61,334
	Nexen
	6.20% 7/30/19	30,000	31,801
	6.40% 5/15/37	50,000	50,539
	7.50% 7/30/39	100,000	115,014
	Nobel Holding International
	7.375% 3/15/14	50,000	56,721
	Noble Energy
	8.25% 3/1/19	100,000	119,838
	Norsk Hydro
	7.15% 1/15/29	25,000	29,285
	Occidental Petroleum
	4.125% 6/1/16	150,000	151,309
	7.00% 11/1/13	50,000	57,498
	Ocean Energy
	7.25% 10/1/11	50,000	54,572
	ONEOK
	6.00% 6/15/35	25,000	23,406
	ONEOK Partners
	6.15% 10/1/16	50,000	52,613
	8.625% 3/1/19	100,000	120,878
	Panhandle Eastern Pipeline
	6.20% 11/1/17	50,000	52,951
	Pemex Project Funding Master Trust 6.625% 6/15/35	50,000	47,670
	Petrobras International Finance
	5.75% 1/20/20	100,000	102,229
	5.875% 3/1/18	100,000	101,341
	6.875% 1/20/40	100,000	103,260
	7.875% 3/15/19	200,000	231,562
	Petro-Canada
	6.80% 5/15/38	100,000	110,595
	9.25% 10/15/21	50,000	64,225
#	Petroleos Mexicanos 144A
	4.875% 3/15/15	200,000	200,260
	8.00% 5/3/19	100,000	116,250
	Plains All American Pipeline
	6.65% 1/15/37	25,000	25,587
	8.75% 5/1/19	50,000	59,052
	SeaRiver Maritime
	2.561% 9/1/12	100,000	92,894
	Shell International Finance
	1.30% 9/22/11	100,000	100,300
	4.00% 3/21/14	100,000	104,454
	4.30% 9/22/19	100,000	98,993
	4.95% 3/22/12	25,000	26,840
	6.375% 12/15/38	100,000	113,134
	Southern Natural Gas
	8.00% 3/1/32	100,000	115,497
	#144A 5.90% 4/1/17	25,000	25,798
	Spectra Energy Capital
	5.65% 3/1/20	100,000	101,109
	7.50% 9/15/38	50,000	55,530
	StatoilHydro
	2.90% 10/15/14	100,000	99,697
	5.25% 4/15/19	150,000	159,285
	Suncor Energy
	6.10% 6/1/18	50,000	53,740
	6.85% 6/1/39	100,000	110,539
	7.15% 2/1/32	25,000	27,622
	Sunoco
	9.625% 4/15/15	100,000	119,135
	Talisman Energy
	7.75% 6/1/19	125,000	147,054
	TransCanada PipeLines
	4.875% 1/15/15	50,000	52,512
	6.50% 8/15/18	100,000	111,732
	7.25% 8/15/38	100,000	118,286
	7.625% 1/15/39	150,000	185,349
	Valero Energy
	4.75% 6/15/13	25,000	25,607
	6.625% 6/15/37	150,000	141,177
	9.375% 3/15/19	100,000	119,131

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Williams
	8.75% 1/15/20	$200,000	$239,009
	8.75% 3/15/32	100,000	119,989
	XTO Energy
	6.50% 12/15/18	250,000	286,169
	6.75% 8/1/37	50,000	59,095
	7.50% 4/15/12	50,000	55,781

			11,072,323

	Paper & Forest Products–0.05%
	International Paper
	7.30% 11/15/39	100,000	106,420
	7.50% 8/15/21	80,000	89,816
	9.375% 5/15/19	100,000	123,118

			319,354

	Personal Products–0.02%
	Avon Products
	6.50% 3/1/19	100,000	111,954

			111,954

	Pharmaceuticals–0.79%
	Abbott Laboratories
	5.125% 4/1/19	100,000	104,789
	5.15% 11/30/12	200,000	218,740
	5.60% 5/15/11	50,000	53,049
	5.875% 5/15/16	100,000	110,446
	6.00% 4/1/39	100,000	105,786
	AstraZeneca
	5.40% 9/15/12	150,000	163,956
	5.90% 9/15/17	100,000	111,291
	6.45% 9/15/37	150,000	169,522
	Bristol-Myers Squibb
	5.45% 5/1/18	50,000	53,567
	5.875% 11/15/36	100,000	104,287
	6.125% 5/1/38	50,000	54,114
	GlaxoSmithKline Capital
	4.85% 5/15/13	200,000	214,857
	5.65% 5/15/18	100,000	108,040
	6.375% 5/15/38	150,000	166,755
	Johnson & Johnson
	5.15% 7/15/18	150,000	161,625
	5.85% 7/15/38	100,000	108,275
	Lilly (Eli)
	3.55% 3/6/12	100,000	104,123
	5.20% 3/15/17	40,000	42,416
	5.50% 3/15/27	100,000	100,891
	5.95% 11/15/37	100,000	105,723
	McKesson
	6.50% 2/15/14	100,000	110,717
#	Mead Johnson Nutrition 144A
	3.50% 11/1/14	100,000	98,969
	4.90% 11/1/19	100,000	99,340
	5.90% 11/1/39	50,000	49,408
	Merck
	1.875% 6/30/11	100,000	100,979
	4.75% 3/1/15	150,000	161,015
	5.00% 6/30/19	100,000	104,140
	5.85% 6/30/39	100,000	105,616
	6.40% 3/1/28	50,000	55,315
	Novartis Capital
	4.125% 2/10/14	100,000	105,217
	Novartis Securities Investment
	5.125% 2/10/19	100,000	105,244
	Pfizer
	4.45% 3/15/12	200,000	211,641
	4.50% 2/15/14	50,000	53,046
	5.35% 3/15/15	200,000	218,830
	6.20% 3/15/19	200,000	222,719
	7.20% 3/15/39	100,000	122,610
	Schering-Plough
	6.00% 9/15/17	50,000	55,624
	6.55% 9/15/37	100,000	113,958
	Teva Pharmaceutical Finance
	6.15% 2/1/36	100,000	103,627
	Watson Pharmaceuticals
	5.00% 8/15/14	40,000	40,881
	6.125% 8/15/19	45,000	46,515
	Wyeth
	5.25% 3/15/13	50,000	54,404
	5.50% 2/15/16	150,000	161,440
	5.95% 4/1/37	100,000	104,636
	6.00% 2/15/36	100,000	104,812
	6.50% 2/1/34	100,000	110,892

			5,183,847

	Real Estate Investment Trusts–0.25%
	Boston Properties
	5.875% 10/15/19	100,000	100,498
	Equity One
	6.25% 12/15/14	50,000	49,243
	ERP Operating
	5.125% 3/15/16	100,000	97,610
	HCP
	5.65% 12/15/13	250,000	250,653
	Health Care REIT
	6.20% 6/1/16	50,000	48,658
	Healthcare Realty Trust
	6.50% 1/17/17	100,000	99,195
	Hospitality Properties Trust
	7.875% 8/15/14	100,000	103,336

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)

Kimco Realty
6.875% 10/1/19	$150,000	$152,796
Liberty Property
6.625% 10/1/17	50,000	48,560
Mack-Cali Realty
7.75% 8/15/19	100,000	103,651
Nationwide Health Properties
6.50% 7/15/11	50,000	52,007
ProLogis
5.625% 11/15/15	25,000	23,801
6.625% 5/15/18	100,000	94,986
7.625% 8/15/14	50,000	52,337
Simon Property Group
5.25% 12/1/16	50,000	48,696
5.30% 5/30/13	50,000	51,630
5.625% 8/15/14	50,000	51,549
6.75% 5/15/14	65,000	69,335
10.35% 4/1/19	100,000	125,804

		1,624,345

Road & Rail–0.24%
Burlington North Santa Fe
5.65% 5/1/17	50,000	53,299
5.75% 3/15/18	200,000	212,798
6.15% 5/1/37	25,000	26,385
Canadian National Railway
5.85% 11/15/17	50,000	54,361
6.25% 8/1/34	100,000	109,664
7.25% 5/15/19	65,000	74,004
CSX
6.15% 5/1/37	20,000	20,331
6.25% 4/1/15	75,000	82,702
7.375% 2/1/19	100,000	114,435
7.45% 4/1/38	100,000	118,596
Norfolk Southern
5.90% 6/15/19	100,000	106,969
7.05% 5/1/37	100,000	118,322
7.70% 5/15/17	40,000	46,893
7.80% 5/15/27	100,000	120,516
Union Pacific
6.125% 2/15/20	200,000	216,907
6.15% 5/1/37	25,000	25,892
6.50% 4/15/12	50,000	54,632

		1,556,706

Semiconductors & Semiconductor Equipment–0.01%
Analog Devices
5.00% 7/1/14	50,000	52,212

		52,212

Software–0.18%
CA
5.375% 12/1/19	100,000	100,753
Intuit
5.75% 3/15/17	100,000	103,727
Microsoft
2.95% 6/1/14	115,000	116,351
4.20% 6/1/19	100,000	100,035
Oracle
3.75% 7/8/14	200,000	206,576
5.00% 1/15/11	100,000	104,017
5.00% 7/8/19	100,000	103,324
5.75% 4/15/18	225,000	243,669
6.50% 4/15/38	100,000	110,182

		1,188,634

Specialty Retail–0.16%
AutoZone
5.75% 1/15/15	100,000	108,569
Home Depot
5.25% 12/16/13	100,000	107,151
5.40% 3/1/16	150,000	157,235
5.875% 12/16/36	150,000	145,268
Lowe’s
5.40% 10/15/16	100,000	107,295
5.60% 9/15/12	50,000	54,988
5.80% 10/15/36	100,000	102,257
Staples
9.75% 1/15/14	100,000	121,949
TJX
4.20% 8/15/15	50,000	52,376
6.95% 4/15/19	55,000	63,683

		1,020,771

Thrift & Mortgage Finance–0.03%
US Central Federal Credit Union
1.90% 10/19/12	100,000	99,989
Western Corporate Federal Credit
1.75% 11/2/12	100,000	99,619

		199,608

Tobacco–0.17%
Altria Group
8.50% 11/10/13	100,000	115,659
9.25% 8/6/19	100,000	122,066
9.70% 11/10/18	150,000	185,714
10.20% 2/6/39	100,000	133,783
Lorillard Tobacco
8.125% 6/23/19	100,000	110,123
Philip Morris International
4.875% 5/16/13	200,000	211,294
5.65% 5/16/18	150,000	158,000

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Tobacco (continued)
	Philip Morris International (continued)

	6.375% 5/16/38	$50,000	$54,231
	Reynolds American
	7.25% 6/1/13	50,000	54,593

			1,145,463

	Wireless Telecommunication Services–0.43%
	America Movil
	6.125% 11/15/37	150,000	150,816
	6.375% 3/1/35	25,000	25,932
#	American Tower 144A
	4.625% 4/1/15	50,000	50,631
	AT&T
	4.85% 2/15/14	100,000	106,429
	5.50% 2/1/18	100,000	104,511
	AT&T Wireless
	7.875% 3/1/11	150,000	161,204
	8.125% 5/1/12	50,000	56,527
	8.75% 3/1/31	275,000	356,356
	Bellsouth Capital Funding
	7.875% 2/15/30	100,000	114,487
	Cellco Partnership/Verizon Wireless Capital
	3.75% 5/20/11	500,000	515,757
	5.25% 2/1/12	100,000	106,115
	8.50% 11/15/18	100,000	124,240
	Rogers Communications
	6.80% 8/15/18	50,000	56,089
	7.50% 8/15/38	25,000	29,569
	Verizon Communications
	5.50% 4/1/17	200,000	211,361
	Vodafone Group
	4.15% 6/10/14	100,000	102,982
	5.00% 12/16/13	150,000	158,969
	5.45% 6/10/19	100,000	103,742
	5.625% 2/27/17	100,000	106,373
	6.15% 2/27/37	200,000	209,045

			2,851,135

	Total Corporate Bonds (Cost $130,693,467)		137,734,012

	MUNICIPAL BONDS – 0.39%
	American Municipal Power Ohio Build America Bonds Series B
	6.449% 2/15/44	50,000	49,715
	Bay Area Toll Authority Series F 2
	6.263% 4/1/49	200,000	192,618
	California State
	4.85% 10/1/14	100,000	99,365
	6.20% 10/1/19	100,000	97,565
	7.30% 10/1/39	100,000	94,947
	State of California (Taxable Various Purpose)
	5.95% 4/1/16	35,000	35,359
	7.50% 4/1/34	325,000	318,899
	Central Puget Sound Washington Regional Transportation Authority Sales & Use Tax Revenue Build America Bonds
	5.491% 11/1/39	50,000	48,645
	Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue Series A
	6.899% 12/1/40	100,000	104,964
	Clark County, Nevada Airport Revenue Build America Bonds
	6.881% 7/1/42	50,000	49,304
	Georgia State Series H
	4.503% 11/1/25	100,000	96,297
	Illinois State Taxable Pension
	4.95% 6/1/23	100,000	93,831
	5.10% 6/1/33	300,000	251,709
	Illinois State Toll Highway Authority Build America Bonds Series B
	5.851% 12/1/34	100,000	97,575
	Los Angeles Department of Airports Build America Bonds (Taxable)
	6.582% 5/15/39	25,000	24,779
	Los Angeles Department of Water & Power Build America Bonds Series C
	6.008% 7/1/39	25,000	24,586
	Commonwealth of Massachusetts Build America Bonds
	5.456% 12/1/39	100,000	96,789
	Metropolitan Transportation Authority
	5.871% 11/15/39	100,000	95,489
	New Jersey State Turnpike Authority Revenue Build America Bonds (Taxable) Series F
	7.414% 1/1/40	90,000	101,841
	New York City Municipal Water Finance Authority Build America Bonds
	5.75% 6/15/41	100,000	97,862
	New York State Urban Development Corporation Build America Bonds
	5.77% 3/15/39	50,000	49,716
	New York, New York Build America Bonds
	5.206% 10/1/31	100,000	92,354

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

MUNICIPAL BONDS (continued)

Pennsylvania State Turnpike Commission Revenue Build America Bonds
6.105% 12/1/39	$100,000	$103,001
San Antonio, Texas Electric & Gas Build America Bonds
5.985% 2/1/39	50,000	51,183
University of Virginia Revenue Build America Bonds (Taxable)
6.20% 9/1/39	50,000	53,855
Utah State Build America Bonds Series D
4.554% 7/1/24	60,000	58,907
Washington State Build America Bonds Series D
5.481% 8/1/39	50,000	48,580

Total Municipal Bonds (Cost $2,570,235)		2,529,735

NON-AGENCY ASSET-BACKED SECURITIES – 0.38%
Capital One Multi-Asset Execution Trust Series 2009-A2 A2
3.20% 4/15/14	400,000	410,599
Chase Issuance Trust
Series 2005-A7 A7
4.55% 3/15/13	150,000	155,465
Series 2007-A17 A
5.12% 10/15/14	100,000	107,724
Series 2009-A3 A3
2.40% 6/17/13	250,000	253,769
Citibank Credit Card Issuance Trust
Series 2004-A8 A8
4.90% 12/12/16	25,000	26,612
Series 2005-A2 A2
4.85% 3/10/17	50,000	53,017
Series 2006-A3 A3
5.30% 3/15/18	250,000	268,778
Series 2008-A1 A1
5.35% 2/7/20	150,000	158,940
Series 2008-A5 A5
4.85% 4/22/15	250,000	267,875
Series 2009-A4 A4
4.90% 6/23/16	200,000	213,588
Discover Card Master Trust Series 2007-A1 A1
5.65% 3/16/20	250,000	268,674
Ford Credit Auto Owner Trust Series 2008-B A4A
4.95% 3/15/13	50,000	52,492
USAA Auto Owner Trust
Series 2008-1 A4
4.50% 10/15/13	150,000	156,853
Series 2008-2 A4
5.16% 11/15/13	100,000	106,356

Total Non-Agency Asset-Backed Securities (Cost $2,433,562)		2,500,742

REGIONAL AUTHORITIES–0.33%Δ
Canada–0.33%
British Columbia Province
6.50% 1/15/26	100,000	113,828
7.25% 9/1/36	100,000	128,582
Manitoba Province
5.00% 2/15/12	100,000	106,864
Nova Scotia Province
5.125% 1/26/17	50,000	53,319
Ontario Province
1.875% 11/19/12	200,000	198,145
2.75% 2/22/11	150,000	152,864
4.00% 10/7/19	200,000	191,890
4.10% 6/16/14	500,000	522,337
4.95% 6/1/12	75,000	80,490
4.95% 11/28/16	100,000	107,328
Quebec Province
4.625% 5/14/18	100,000	102,411
4.875% 5/5/14	100,000	107,650
5.00% 3/1/16	200,000	214,022
7.50% 9/15/29	75,000	94,624

Total Regional Authorities (Cost $2,157,656)		2,174,354

SOVEREIGN AGENCIES – 0.16%Δ
Canada–0.07%
Export Development Canada
2.625% 11/15/11	150,000	153,770
3.50% 5/16/13	100,000	103,792
4.50% 10/25/12	200,000	213,953

		471,515

Japan–0.09%
Japan Bank for International Cooperation
2.125% 11/5/12	100,000	99,619
4.25% 6/18/13	200,000	211,430
Japan Finance
2.00% 6/24/11	250,000	253,107

		564,156

Total Sovereign Agencies (Cost $1,025,046)		1,035,671

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

SOVEREIGN AGENCIES (continued)
Japan (continued)
SOVEREIGN DEBT – 1.21%Δ
Brazil–0.27%
Republic of Brazil
5.625% 1/7/41	$125,000	$118,438
5.875% 1/15/19	300,000	320,999
8.25% 1/20/34	150,000	192,375
8.75% 2/4/25	200,000	260,000
8.875% 10/14/19	200,000	259,000
8.875% 4/15/24	100,000	130,500
10.125% 5/15/27	125,000	184,375
10.25% 6/17/13	150,000	186,000
10.50% 7/14/14	100,000	128,000

		1,779,687

Canada–0.03%
Canada Government
2.375% 9/10/14	200,000	196,743

		196,743

Chile–0.02%
Chile Government
5.50% 1/15/13	100,000	110,830

		110,830

Israel–0.06%
Israel Government
5.125% 3/1/14	100,000	107,636
5.125% 3/26/19	75,000	76,134
Israel Government AID Bond
5.50% 4/26/24	200,000	213,968

		397,738

Italy–0.24%
Republic of Italy
2.125% 10/5/12	200,000	199,546
3.50% 7/15/11	100,000	103,512
4.375% 6/15/13	200,000	211,207
4.50% 1/21/15	200,000	209,469
4.75% 1/25/16	200,000	208,163
5.25% 9/20/16	200,000	213,305
5.375% 6/15/33	100,000	98,672
5.625% 6/15/12	200,000	217,630
6.875% 9/27/23	100,000	113,448

		1,574,952

Mexico–0.19%
Mexican Government
5.625% 1/15/17	250,000	261,875
6.375% 1/16/13	200,000	222,000
8.30% 8/15/31	50,000	62,065
United Mexican States
5.875% 2/17/14	100,000	108,750
5.95% 3/19/19	250,000	265,625
6.05% 1/11/40	375,000	362,362

		1,282,677

Norway–0.07%
Eksportfinans
5.00% 2/14/12	200,000	213,282
5.50% 5/25/16	250,000	269,711

		482,993

Peru–0.09%
Republic of Peru
6.55% 3/14/37	50,000	52,250
7.125% 3/30/19	125,000	144,375
8.375% 5/3/16	100,000	121,250
8.75% 11/21/33	200,000	261,000

		578,875

Poland–0.07%
Republic of Poland
5.25% 1/15/14	100,000	107,259
6.25% 7/3/12	50,000	54,315
6.375% 7/15/19	280,000	304,550

		466,124

Republic of Korea–0.06%
Republic of Korea
4.875% 9/22/14	50,000	53,199
5.75% 4/16/14	200,000	219,029
7.125% 4/16/19	100,000	114,866

		387,094

South Africa–0.07%
South Africa Government
5.875% 5/30/22	100,000	102,100
6.875% 5/27/19	300,000	338,250

		440,350

Sweden–0.04%
Swedish Export Credit
4.875% 9/29/11	200,000	211,831
5.125% 3/1/17	50,000	52,880

		264,711

Total Sovereign Debt (Cost $7,671,561)		7,962,774

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

SOVEREIGN DEBT (continued)
Sweden (continued)
SUPRANATIONAL BANKS – 1.11%
African Development Bank
1.875% 1/23/12	$100,000	$99,750
3.00% 5/27/14	100,000	100,828
Asian Development Bank
2.75% 5/21/14	250,000	249,811
3.00% 2/15/11	200,000	205,060
4.25% 10/20/14	100,000	105,680
Corporation Andina de Fomento
8.125% 6/4/19	140,000	162,316
European Bank for Reconstruction & Development
1.25% 6/10/11	100,000	100,296
3.625% 6/17/13	100,000	104,871
European Investment Bank
1.75% 9/14/12	500,000	498,690
2.00% 2/10/12	400,000	404,860
2.625% 5/16/11	250,000	255,367
2.625% 11/15/11	200,000	205,058
3.00% 4/8/14	200,000	201,846
3.125% 7/15/11	500,000	515,253
3.125% 6/4/14	500,000	506,318
3.25% 10/14/11	200,000	207,015
4.25% 7/15/13	250,000	265,803
4.875% 1/17/17	400,000	429,267
4.875% 2/15/36	100,000	95,573
Inter-American Development Bank
3.00% 4/22/14	200,000	201,936
4.25% 9/14/15	75,000	78,619
4.375% 9/20/12	100,000	106,480
5.125% 9/13/16	100,000	109,168
International Bank for Reconstruction & Development
1.75% 10/22/12	500,000	498,213
2.00% 4/2/12	500,000	506,130
3.50% 10/8/13	100,000	104,077
4.75% 2/15/35	50,000	48,281
5.00% 4/1/16	100,000	108,252
7.625% 1/19/23	100,000	127,815
International Finance
3.00% 4/22/14	105,000	105,342
3.50% 5/15/13	200,000	208,873
Nordic Investment Bank
2.625% 10/6/14	100,000	98,663
3.125% 2/15/11	200,000	205,048
3.625% 6/17/13	100,000	104,299

Total Supranational Banks (Cost $7,260,161)		7,324,858

U.S. TREASURY OBLIGATIONS – 26.89%
U.S. Treasury Bonds
3.50% 2/15/39	500,000	409,688
4.25% 5/15/39	1,850,000	1,736,110
4.375% 2/15/38	600,000	576,188
4.375% 11/15/39	1,100,000	1,053,251
4.50% 2/15/36	550,000	541,922
4.50% 5/15/38	950,000	930,555
4.50% 8/15/39	1,750,000	1,710,900
4.75% 2/15/37	300,000	306,656
5.00% 5/15/37	250,000	265,586
5.25% 11/15/28	500,000	541,954
5.25% 2/15/29	1,300,000	1,408,876
5.375% 2/15/31	1,250,000	1,381,641
6.125% 11/15/27	400,000	476,625
6.125% 8/15/29	1,800,000	2,161,688
6.25% 8/15/23	600,000	716,813
6.25% 5/15/30	1,200,000	1,466,251
6.375% 8/15/27	750,000	916,172
6.625% 2/15/27	750,000	936,914
6.75% 8/15/26	500,000	631,016
7.125% 2/15/23	500,000	641,407
7.25% 8/15/22	500,000	647,891
7.50% 11/15/24	500,000	668,594
7.875% 2/15/21	750,000	1,008,281
8.00% 11/15/21	1,000,000	1,362,032
8.125% 5/15/21	500,000	684,141
8.125% 8/15/21	200,000	274,375
8.50% 2/15/20	150,000	207,914
8.75% 8/15/20	500,000	707,500
U.S. Treasury Notes
0.75% 11/30/11	1,000,000	993,790
0.875% 1/31/11	3,250,000	3,261,174
0.875% 2/28/11	3,500,000	3,509,572
0.875% 3/31/11	500,000	501,075
0.875% 4/30/11	3,500,000	3,505,743
0.875% 5/31/11	1,000,000	1,001,524
1.00% 8/31/11	2,000,000	2,001,642
1.00% 9/30/11	3,500,000	3,500,139
1.125% 6/30/11	2,300,000	2,310,065
1.125% 12/15/11	1,500,000	1,500,998
1.125% 1/15/12	1,500,000	1,499,064
1.125% 12/15/12	1,000,000	984,293
1.375% 2/15/12	2,000,000	2,006,408
1.375% 5/15/12	1,000,000	1,000,313
1.375% 9/15/12	2,000,000	1,991,252
1.375% 10/15/12	3,000,000	2,984,064
1.50% 7/15/12	2,500,000	2,504,690
1.50% 12/31/13	1,000,000	973,985
1.75% 11/15/11	1,000,000	1,012,930
1.75% 8/15/12	1,000,000	1,006,797
1.75% 1/31/14	1,000,000	981,329

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)

1.75% 3/31/14	$2,000,000	$1,953,126
1.875% 6/15/12	4,000,000	4,045,003
1.875% 2/28/14	1,500,000	1,475,744
1.875% 4/30/14	5,800,000	5,682,642
2.00% 11/30/13	1,600,000	1,592,002
2.125% 11/30/14	2,000,000	1,953,286
2.25% 10/31/14	2,000,000	1,978,906
2.375% 5/31/14	1,000,000	993,516
2.375% 8/31/14	1,000,000	992,969
2.375% 9/30/14	2,000,000	1,983,746
2.375% 3/31/16	1,000,000	957,032
2.625% 6/30/14	2,000,000	2,015,158
2.625% 7/31/14	2,400,000	2,412,751
2.625% 12/31/14	2,000,000	1,994,846
2.625% 2/29/16	1,000,000	973,126
2.625% 4/30/16	1,000,000	969,297
2.75% 2/28/13	1,000,000	1,030,626
2.75% 10/31/13	2,250,000	2,305,022
2.75% 2/15/19	3,000,000	2,762,814
3.00% 8/31/16	1,000,000	983,829
3.00% 9/30/16	1,000,000	981,797
3.125% 4/30/13	2,000,000	2,084,376
3.125% 9/30/13	1,500,000	1,559,415
3.125% 10/31/16	1,500,000	1,481,603
3.125% 5/15/19	3,800,000	3,599,906
3.25% 5/31/16	700,000	703,118
3.25% 6/30/16	1,500,000	1,504,806
3.25% 7/31/16	1,000,000	1,002,110
3.25% 12/31/16	2,000,000	1,983,124
3.375% 7/31/13	2,000,000	2,100,002
3.50% 5/31/13	950,000	1,001,434
3.50% 2/15/18	1,600,000	1,587,376
3.625% 12/31/12	1,000,000	1,057,735
3.625% 5/15/13	1,250,000	1,323,829
3.625% 8/15/19	1,900,000	1,868,532
3.75% 11/15/18	2,630,000	2,630,618
3.875% 2/15/13	800,000	852,250
3.875% 5/15/18	1,350,000	1,371,200
4.00% 11/15/12	500,000	534,258
4.00% 2/15/14	1,250,000	1,337,013
4.00% 2/15/15	2,500,000	2,657,815
4.00% 8/15/18	2,550,000	2,605,185
4.125% 5/15/15	1,250,000	1,333,204
4.25% 9/30/12	500,000	536,719
4.25% 11/15/13	1,000,000	1,080,626
4.25% 8/15/14	1,200,000	1,294,969
4.25% 11/15/14	1,200,000	1,293,001
4.25% 8/15/15	1,500,000	1,605,939
4.25% 11/15/17	500,000	524,219
4.50% 2/28/11	1,000,000	1,044,102
4.50% 9/30/11	1,500,000	1,590,821
4.50% 11/30/11	1,250,000	1,331,349
4.50% 3/31/12	1,000,000	1,070,626
4.50% 4/30/12	1,000,000	1,072,422
4.50% 2/15/16	1,000,000	1,078,985
4.50% 5/15/17	850,000	908,902
4.625% 8/31/11	1,000,000	1,060,704
4.625% 10/31/11	1,000,000	1,065,196
4.625% 12/31/11	1,000,000	1,068,751
4.625% 7/31/12	1,900,000	2,052,595
4.625% 11/15/16	1,000,000	1,082,266
4.625% 2/15/17	1,000,000	1,080,079
4.75% 5/15/14	2,000,000	2,201,252
4.75% 8/15/17	500,000	542,696
4.875% 4/30/11	2,000,000	2,107,188
4.875% 2/15/12	1,500,000	1,614,494
4.875% 6/30/12	500,000	542,422
4.875% 8/15/16	1,000,000	1,100,001
5.00% 8/15/11	500,000	533,282
5.125% 6/30/11	1,200,000	1,275,516
5.125% 5/15/16	1,500,000	1,673,439
7.25% 5/15/16	500,000	619,102
7.50% 11/15/16	300,000	378,164
8.125% 8/15/19	500,000	673,125
8.75% 5/15/17	300,000	405,586
8.875% 8/15/17	250,000	340,860
8.875% 2/15/19	250,000	349,297
9.125% 5/15/18	250,000	351,016
9.25% 2/15/16	200,000	269,453
11.25% 2/15/15	250,000	352,774

Total U.S. Treasury Obligations (Cost $178,513,755)		176,789,873

	Number of
	Shares

PREFERRED STOCK – 0.01%
Royal Bank of Scotland Group
5.00% 10/1/14	100,000	88,467

Total Preferred Stock (Cost $87,599)		88,467

SHORT-TERM INVESTMENT – 9.31%
Money Market Mutual Fund–9.31%
Dreyfus Treasury & Agency Cash Management Fund	61,206,836	61,206,836

Total Short-Term Investment (Cost $61,206,836)		61,206,836

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–108.22% (Cost $701,508,419)	$711,440,738

LIABILITIES NET OF RECEIVABLES AND OTHER ASSET–(8.22%)◊	(54,043,940)

NET ASSETS APPLICABLE TO 62,264,506 SHARES OUTSTANDING–100.00%	$657,396,798

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND STANDARD CLASS ($150,863,243 / 14,292,591 Shares)	$10.555

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND SERVICE CLASS ($506,533,555 / 47,971,915 Shares)	$10.559

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$643,310,277
Undistributed net investment income	3,874,578
Accumulated net realized gain on investments	279,624
Net unrealized appreciation of investments	9,932,319

Total net assets	$657,396,798

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2009.

Zero coupon security. The rate shown is the yield at the time of purchase.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $3,110,285, which represented 0.47% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $76,500, which represented 0.01% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

◊	Of this amount, $67,000,609 represents payable for securities purchased as of December 31, 2009.

Summary of abbreviations:
ARM–Adjustable Rate Mortgage
REIT–Real Estate Investment Trust
S.F.–Single Family
TBA–To Be Announced
yr–Year

See accompanying notes

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$14,636,196

EXPENSES:
Management fees	1,566,776
Distribution expenses-Service Class	763,422
Accounting and administration expenses	178,466
Professional fees	32,581
Reports and statements to shareholders	29,590
Trustees’ fees	9,782
Custodian fees	8,660
Other	67,889

2,657,166
Less expenses waived/reimbursed	(286,985)

Total operating expenses	2,370,181

NET INVESTMENT INCOME	12,266,015

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	939,421
Net change in unrealized appreciation/depreciation of investments	4,632,974

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,572,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,838,410

See accompanying notes

LVIP SSgA Bond Index Fund
Statements of Changes in Net Assets

	Year
	Ended	5/1/08* to
	12/31/09	12/31/08

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,266,015	$1,671,984
Net realized gain on investments	939,421	141,940
Net change in unrealized appreciation/depreciation of investments	4,632,974	5,299,345

Net increase in net assets resulting from operations	17,838,410	7,113,269

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,373,213)	(190,379)
Service Class	(6,667,295)	(554,309)

	(9,040,508)	(744,688)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	132,268,209	33,202,647
Service Class	410,736,280	157,472,386
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,373,213	190,379
Service Class	6,667,295	554,309

	552,044,997	191,419,721

Cost of shares repurchased:
Standard Class	(16,884,268)	(3,331,356)
Service Class	(68,842,605)	(12,176,174)

	(85,726,873)	(15,507,530)

Increase in net assets derived from capital share transactions	466,318,124	175,912,191

NET INCREASE IN NET ASSETS	475,116,026	182,280,772

NET ASSETS:
Beginning of year	182,280,772	—

End of year (including undistributed net investment income of $3,874,578 and $946,804, respectively)	$657,396,798	$182,280,772

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund
	Standard Class		Service Class
	Year	5/1/08[1]	Year	5/1/08[1]
	Ended	to	Ended	to
	12/31/09	12/31/08	12/31/09	12/31/08

Net asset value, beginning of period	$10.268	$10.000	$10.271	$10.000

Income from investment operations:
Net investment income[2]	0.349	0.239	0.323	0.223
Net realized and unrealized gain on investments	0.115	0.092	0.114	0.091

Total from investment operations	0.464	0.331	0.437	0.314

Less dividends and distributions from:
Net investment income	(0.177)	(0.063)	(0.149)	(0.043)

Total dividends and distributions	(0.177)	(0.063)	(0.149)	(0.043)

Net asset value, end of period	$10.555	$10.268	$10.559	$10.271

Total return[3]	4.53%	3.30%	4.26%	3.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,863	$31,057	$506,534	$151,224
Ratio of expenses to average net assets	0.41%	0.43%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.48%	0.53%	0.73%	0.78%
Ratio of net investment income to average net assets	3.31%	3.60%	3.06%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.24%	3.50%	2.99%	3.25%
Portfolio turnover	172%	324%	172%	324%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Bond Index. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes– No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2010 as follows: 0.07% of the first $500 million of average daily net assets of the Fund; and 0.12% of the average daily net assets of the Fund in excess of $500 million. The agreement renews automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.45% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.06% of the first $100 million of the Fund’s average daily net assets; 0.03% of the next $400 million; and 0.02% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $9,826 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $23,474 and $7,605, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributions, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$173,160
Fees payable to DSC	1,359
Distribution fees payable to LFD	104,493

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $943,547,560 and sales of $609,336,515 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2009, the Fund made purchases of $190,986,907 and sales of $57,956,247 of long-term U.S. government securities.

At December 31, 2009, the cost of investments for federal income tax purposes was $701,724,345. At December 31, 2009, net unrealized appreciation was $9,716,393, of which $13,811,591 related to unrealized appreciation of investments and $4,095,198 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$315,110,599	$—	$315,110,599
Corporate Debt	—	131,373,445	—	131,373,445
Foreign Debt	—	24,225,192	205,058	24,430,250
Municipal Bonds	—	2,529,735	—	2,529,735
Short-Term	61,206,836	—	—	61,206,836
U.S. Treasury Obligations	—	176,789,873	—	176,789,873

Total	$61,206,836	$650,028,844	$205,058	$711,440,738

LVIP SSgA Bond Index Fund–35

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed and
	Mortgage-
	Backed
	Securities	Foreign Debt	Total Fund

Balance as of 12/31/08	$—	$105,222	$105,222
Net change in unrealized appreciation/depreciation	—	(3,360)	(3,360)
Purchases	849,637	611,382	1,461,019
Transfers out of Level 3	(849,637)	(508,186)	(1,357,823)

Balance as of 12/31/09	$—	$205,058	$205,058

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$—	$(138)	$(138)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2009 and period May 1, 2008 through December 31, 2008 was as follows:

	Year	5/1/08*
	Ended	to
	12/31/09	12/31/08

Ordinary income	$9,040,508	$744,688

*	Date of commencement of operations.

In addition, the Fund declared an ordinary income consent dividend of $1,079,962 for the period May 1, 2008 through December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$643,310,277
Undistributed ordinary income	4,325,452
Undistributed long-term capital gain	49,315
Post-October losses	(4,639)
Unrealized appreciation of investments	9,716,393

Net assets	$657,396,798

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns of mortgage- and asset-backed securities and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment	Realized	Paid-in
Income	Gains	Capital

$(297,733)	$(782,229)	$1,079,962

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	5/1/08*
	Ended	to
	12/31//09	12/31/08

Shares sold:
Standard Class	12,666,527	3,338,490
Service Class	39,278,294	15,893,750
Shares issued upon reinvestment of dividends and distributions:
Standard Class	222,003	19,028
Service Class	623,403	55,381

	52,790,227	19,306,649

Shares repurchased:
Standard Class	(1,620,645)	(332,812)
Service Class	(6,653,345)	(1,225,568)

	(8,273,990)	(1,558,380)

Net increase	44,516,237	17,748,269

*	Commenced operations on May 1, 2008.

7.	Credit and Market Risk
The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratios to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Funds investmentmanagement fee, coupled with the expense limitation and the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (SSgA) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of BBB-rated corporate debt funds and the Barclays Capital U.S. Aggregate Bond Index. Because SSgA had begun managing the Fund in 2008, the Board focused on one-year performance. The Board noted that the Fund’s return was above the average of its Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was negative. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Bond Index Fund–40

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP SSgA Bond Index Fund–41

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov)

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund–42

LVIP SSgA Funds

LVIP SSgA Funds
SSgA Developed International 150 Fund
SSgA Emerging Markets 100 Fund
SSgA Large Cap 100 Fund
SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP SSgA Funds

Index

Commentary	1
Disclosure of Fund Expenses	5
Country and Sector Allocations and Top 10 Equity Holdings	7
Statements of Net Assets	12
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	44
Other Fund Information	45
Officer/Trustee Information	47

LVIP SSgA Developed International 150 Fund
2009 Annual Report Commentary

The Fund returned 44.72% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the MSCI EAFE® Index*, returned 32.46%.

EAFE markets started 2009 much the same way they ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. Developed stock markets around the world began a powerful surge and rose in the last three weeks of March when some good news helped spark some optimism in the market. Despite this rally, the MSCI EAFE Index* ended the first quarter with a loss.

The rally that started in March gained momentum over the next two quarters. The MSCI EAFE Index* gained over the course of the next two quarters, as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The MSCI EAFE Index* ended the year with gain. The rally in the middle of the year was the strongest surge seen in many years. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy, including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. The gains during the final three quarters of 2009 gave investors some overdue relief after a long and difficult period.

On a sector basis, the Fund’s performance benefited from the financials, materials and consumer discretionary sectors, while the Fund’s performance suffered from only one sector, health care. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Teck Resources Ltd., DnB NOR ASA and Randstad Holding N.V. On an individual securities’ basis, the prominent detractors from the absolute performance of the Fund during this period included Chubu Electric Power Co. Inc., Eisai Co. Ltd. and Takeda Pharmaceutical Co. Ltd. At December 31, 2009, the Fund no longer held positions in Chubu Electric Power Co. Inc. and Eisai Co.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction resulted in positive performance relative to its benchmark performance in eight out of ten sectors with the financials, materials and industrials sectors being the most significant contributors to the funds relative positive performance. Conversely, the energy and health care sectors were the negative contributing sectors that weighed down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Developed International 150 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,287 for the Standard Class shares and to $8,253 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/09. The same $10,000 investment would have decreased to $7,838. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+44.72%

Inception (5/1/08)	−10.63%

Service Class Shares

One Year	+44.33%

Inception (5/1/08)	−10.85%

*	The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed countries in Europe, Australasia and the Far East.

LVIP SSgA Funds–1

LVIP SSgA Emerging Markets 100 Fund
2009 Annual Report Commentary

The Fund returned 89.89% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the MSCI Emerging Market Index*, returned 79.02%.

Global stock markets started 2009 much the same way they ended 2008, falling steadily into early March. A deep recession covering much of the world, tight credit conditions and low commodity prices all weighed on emerging market equities. The MSCI Emerging Markets Index* fell in the first two months of the year. Emerging market equities began a huge rally in early March. The MSCI Emerging Markets Index* managed a small gain in the first quarter, well above other domestic and international developed market indexes.

The huge rally in March continued and actually gained steam over the next two quarters as the MSCI Emerging Markets Index* rose. Fiscal and monetary stimulus in the developed markets, dramatic improvements in credit markets, rising commodity process and stimulus efforts in China all helped emerging market equities post outsized returns. The rally continued into the fourth quarter; and while at a less frenetic pace, the MSCI Emerging Markets Index* concluded the year with a gain of over 79%. Starting at the end of February, the index doubled in value over the next ten months.

The rally in emerging markets has been welcomed by battered investors but there are still many challenges facing the markets and economy, including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs.

On a sector basis, the Fund’s performance benefited from all sectors with the financials, materials and information technology sectors contributing the most and the health care, telecommunication services and utilities sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Bumi Resources, Sberbank and KGHM Polska Miedz S.A. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included FirstRand Ltd., Massmart Holdings Ltd. and SK Telecom Co. Ltd., which were positions no longer held as of December 31, 2009.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction resulted in positive performance relative to its benchmark performance in the energy, financials and materials sectors. Conversely, the consumer discretionary, consumer staples and utilities sectors weighted down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 6/18/08 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,255 for the Standard Class shares and to $11,213 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index did from 6/18/08 through 12/31/09. The same $10,000 investment would have decreased to $9,062. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+89.89%

Inception (6/18/08)	+7.98%

Service Class Shares

One Year	+89.47%

Inception (6/18/08)	+7.72%

*	The MSCI Emerging Market Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

LVIP SSgA Funds–2

LVIP SSgA Large Cap 100 Fund
2009 Annual Report Commentary

The Fund returned 35.32% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the S&P 500 Index*, returned 26.46%.

The U.S. stock market started 2009 much the same way it ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. The S&P 500 Index* rose in the last three weeks of March when some good news helped spark some optimism in the market. Despite this furious rally, the S&P 500 Index* ended the first quarter with a loss.

The rally that started in March gained momentum over the next two quarters. The S&P 500 Index* gained in each of the next two quarter as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The S&P 500 Index* ended the year with gain. The rally in the middle of the year was the strongest surge seen since the middle of the 1970’s, when the country was emerging from a deep recession. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy, including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. After six straight quarters of negative returns, the gains during the final three quarters of 2009 gave investors some relief after a long, difficult period.

The stock market rally spread across all sectors during the year. Nine of the ten Global Industry Classification Standard (GICS) sectors posted double digit returns for the year. Technology stocks led the rally and consumer discretionary stocks rose during the year. Telecommunication stocks were the laggard during the year. It’s reasonable to infer that these results reflect changing views on the economy and improved sentiment on more aggressive sectors (such as technology and consumer discretionary.) The more defensive sectors such as telecommunications and utilities did not fully participate in the rally, but still managed solid gains.

On a sector basis, the Fund’s performance benefited from all sectors with the information technology, consumer discretionary and industrials sectors contributing the most and the telecommunication services, energy and utilities sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included American Express Co., Dow Chemical Co. and United States Steel Corp. On an individual securities’ basis, the most significant detractors from the absolute performance of the Fund during this period included Sunoco Inc., Vulcan Materials Co. and Marshall & Ilsley Corp. At December 31, 2009, the Fund no longer held positions in Vulcan Materials Co. and Marshall & Ilsley Corp.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction contributed positively to the Fund’s performance relative to the selected benchmark performance in the consumer discretionary, industrials and materials sectors. Conversely, consumer staples, information technology, and telecommunication services sectors contributed negatively to the Fund’s performance relative to its benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to its construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,931 for the Standard Class shares and to $8,892 for the Service Class shares. For comparison, look at how the S&P 500 Index did from 5/1/08 through 12/31/09. The same $10,000 investment would have decreased to $8,390. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+35.32%

Inception (5/1/08)	−6.54%

Service Class Shares

One Year	+34.96%

Inception (5/1/08)	−6.78%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–3

LVIP SSgA Small-Mid Cap 200 Fund
2009 Annual Report Commentary

The Fund returned 51.66% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell 2000® Index*, returned 27.17%.

The U.S. stock market started 2009 much the same way it ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. The Russell 2000 Index* began a massive rally when some good news helped spark some optimism in the market. Despite a gain over the last three weeks of March, the Russell 2000 Index* ended the first quarter with a loss.

The rally that started in March gained momentum over the next two quarters. The Russell 2000 Index* gained in each of the next two quarter as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The Russell 2000 Index* ended the year with gain. The rally in the middle of the year was the strongest surge seen since the middle of the 1970’s, when the country was emerging from a deep recession. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. After six straight quarters of negative returns, the gains during the final three quarters of 2009 gave investors some relief after a long, difficult period.

On a sector basis, the Fund’s performance benefited from the consumer discretionary, financials and information technology. The Fund’s performance suffered from only one sector, utilities. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Macerich Co., MGM MIRAGE and CBL & Associates Properties Inc. On an individual securities’ basis, the most notable detractors from the absolute performance of the Fund during this period included Jackson Hewitt Tax Service Inc., East West Bancorp Inc. and Cathay General Bancorp. At December 31, 2009, the Fund no longer held positions in Jackson Hewitt Tax Service Inc. or East West Bancorp Inc.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction contributed the most to the Fund’s returns relative to its benchmark in financials, consumer discretionary and industrials sectors. Conversely, information technology and health care sectors had a negative impact on the Fund’s performance relative to its benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,477 for the Standard Class shares and to $10,434 for the Service Class shares. For comparison, look at how the Russell 2000 Index did from 5/1/08 through 12/31/09. The same $10,000 investment would have decreased to $8,969. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+51.66%

Inception (5/1/08)	+2.82%

Service Class Shares

One Year	+51.29%

Inception (5/1/08)	+2.57%

*	The Russell 2000 Index measure the performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

LVIP SSgA Funds–4

LVIP SSgA Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,245.10	0.51%	$2.89
Service Class Shares	1,000.00	1,243.40	0.76%	4.30

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.63	0.51%	$2.60
Service Class Shares	1,000.00	1,021.37	0.76%	3.87

LVIP SSgA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,367.10	0.66%	$3.94
Service Class Shares	1,000.00	1,365.30	0.91%	5.43

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Service Class Shares	1,000.00	1,020.62	0.91%	4.63

LVIP SSgA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31//09*

Actual
Standard Class Shares	$1,000.00	$1,325.50	0.46%	$2.70
Service Class Shares	1,000.00	1,323.80	0.71%	4.16

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.63	0.71%	3.62

LVIP SSgA Funds–5

LVIP SSgA Funds

Disclosure
     OF FUND EXPENSES (continued)

LVIP SSgA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,370.50	0.46%	$2.75
Service Class Shares	1,000.00	1,368.90	0.71%	4.24

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.63	0.71%	3.62

*	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Funds–6

LVIP SSgA Developed International 150 Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Percentage
Country	of Net Assets

Common Stock	96.97%

Australia	3.55%
Austria	1.36%
Belgium	1.95%
Canada	4.40%
Finland	3.22%
France	10.53%
Germany	8.04%
Greece	2.73%
Hong Kong	1.34%
Italy	6.23%
Japan	18.90%
Luxembourg	0.87%
Netherlands	3.93%
New Zealand	0.52%
Norway	1.88%
Portugal	1.13%
Singapore	1.18%
Spain	3.99%
Sweden	2.09%
Switzerland	5.13%
United Kingdom	14.00%

Preferred Stock	0.51%

Warrant	0.00%

Short-Term Investment	1.85%

Total Value of Securities	99.33%

Receivables and Other Assets Net of Liabilities	0.67%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	0.49%
Air Freight Logistics	0.70%
Airlines	1.21%
Auto Components	2.25%
Automobiles	6.12%
Beverages	2.68%
Building Products	0.75%
Capital Markets	0.68%
Chemicals	2.03%
Commercial Banks	13.67%
Commercial Services & Supplies	1.13%
Communications Equipment	0.95%
Computers & Peripherals	0.47%
Construction & Engineering	0.48%
Construction Materials	1.59%
Consumer Finance	0.82%
Containers & Packaging	0.47%
Diversified Financial Services	1.46%
Diversified Telecommunication Services	3.09%
Electric Utilities	2.10%
Electronic Equipment, Instruments & Components	1.21%
Food & Staples Retailing	1.69%
Food Products	2.29%
Gas Utilities	0.60%
Health Care Providers & Services	1.03%
Hotels, Restaurants & Leisure	0.57%
Household Durables	1.36%
Independent Power Producers & Energy Traders	0.63%
Industrial Conglomerates	1.37%
Insurance	4.23%
Internet & Catalog Retail	0.53%
IT Services	0.55%
Machinery	4.12%
Marine	1.07%
Media	0.55%
Metals & Mining	6.54%
Multiline Retail	1.30%
Multi-Utilities	1.04%
Office Electronics	1.65%
Oil, Gas & Consumable Fuels	4.65%
Paper & Forest Products	2.24%
Pharmaceuticals	3.42%
Real Estate Investment Trusts	3.86%
Real Estate Management & Development	0.79%
Road & Rail	0.68%
Semiconductors & Semiconductor Equipment	0.71%
Textiles, Apparel & Luxury Goods	0.83%
Trading Companies & Distributors	3.88%
Transportation Infrastructure	0.45%
Wireless Telecommunication Services	0.50%

Total	97.48%

LVIP SSgA Funds–7

LVIP SSgA Developed International 150 Fund
Country and Sector Allocations and Top 10 Equity Holdings (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Teck Resources Class B	2.41%
Randstad Holdings	1.13%
Swiss Reinsurance Class R	1.13%
UniCredit	1.07%
Xstrata	1.03%
Renault	0.96%
Nissan Motor	0.96%
Telenor	0.95%
DnB NOR	0.93%
Banco Santander	0.93%

Total	11.50%

LVIP SSgA Funds–8

LVIP SSgA Emerging Markets 100 Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Percentage
Country	of Net Assets

Common Stock	89.44%

Brazil	0.88%
Chile	1.04%
Egypt	0.63%
Hong Kong	14.42%
Hungary	2.92%
India	1.27%
Indonesia	4.55%
Malaysia	5.19%
Mexico	1.85%
Poland	2.28%
Republic of Korea	11.01%
Russia	9.72%
South Africa	9.06%
Taiwan	14.43%
Thailand	1.71%
Turkey	8.48%

Preferred Stock	8.81%

Short-Term Investment	1.36%

Total Value of Securities	99.61%

Receivables and Other Assets Net of Liabilities	0.39%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Air Freight & Logistics	1.08%
Airlines	1.20%
Auto Components	1.37%
Automobiles	2.29%
Beverages	0.90%
Capital Markets	1.93%
Chemicals	1.80%
Commercial Banks	19.07%
Computers & Peripherals	4.41%
Construction & Engineering	1.80%
Construction Materials	0.97%
Diversified Financial Services	2.98%
Diversified Telecommunication Services	4.40%
Electric Utilities	2.29%
Electronic Equipment, Instruments & Components	2.92%
Food & Staples Retailing	1.04%
Food Products	5.54%
Gas Utilities	0.73%
Hotels, Restaurants & Leisure	1.39%
Household Durables	1.41%
Independent Power Producers & Energy Traders	1.01%
Industrial Conglomerates	1.82%
Machinery	0.46%
Marine	4.13%
Metals & Mining	13.84%
Oil, Gas & Consumable Fuels	7.67%
Pharmaceuticals	2.31%
Real Estate Management & Development	1.27%
Semiconductors & Semiconductor Equipment	1.13%
Textiles, Apparel & Luxury Goods	0.76%
Transportation Infrastructure	1.49%
Water Utilities	1.50%
Wireless Telecommunication Services	1.34%

Total	98.25%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Sberbank Class S	2.30%
Mechel ADR	1.98%
Turkiye Halk Bankasi	1.82%
Bumi Resources	1.78%
Gerdau	1.48%
Astra International	1.48%
KGHM Polska Miedz	1.41%
Steinhoff International Holdings	1.41%
Busan Bank	1.39%
Daegu Bank	1.39%

Total	16.44%

LVIP SSgA Funds–9

LVIP SSgA Large Cap 100 Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.55%

Aerospace & Defense	1.02%
Automobiles	1.17%
Beverages	1.04%
Capital Markets	1.04%
Chemicals	3.95%
Commercial Banks	4.79%
Communications Equipment	1.91%
Computers & Peripherals	2.41%
Consumer Finance	5.21%
Distributors	0.79%
Diversified Telecommunications Services	2.33%
Electric Utilities	2.43%
Electrical Equipment	2.36%
Electronic Equipment, Instruments & Components	1.37%
Energy Equipment & Services	2.88%
Food & Staples Retailing	0.66%
Food Products	3.28%
Health Care Equipment & Supplies	2.73%
Health Care Providers & Services	5.03%
Household Durables	1.99%
Household Products	1.65%
Industrial Conglomerates	0.92%
Insurance	5.01%
IT Services	1.77%
Leisure Equipment & Products	1.08%
Machinery	7.01%
Media	2.14%
Metals & Mining	2.37%
Multiline Retail	3.38%
Multi-Utilities	3.55%
Office Electronics	1.15%
Oil, Gas & Consumable Fuels	3.96%
Pharmaceuticals	2.43%
Road & Rail	2.12%
Semiconductors & Semiconductor Equipment	4.49%
Software	1.82%
Specialty Retail	3.60%
Textiles, Apparel & Luxury Goods	0.79%
Tobacco	0.92%

U.S. Treasury Obligation	0.13%

Short-Term Investment	1.17%

Total Value of Securities	99.85%

Receivables and Other Assets Net of Liabilities	0.15%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Dow Chemical	2.03%
Capital One Financial	1.93%
American Express	1.84%
United States Steel	1.61%
Ingersoll-Rand Class A	1.60%
Discover Financial Services	1.44%
Western Digital	1.41%
Nordstrom	1.39%
Tyco Electronics	1.37%
Limited Brands	1.37%

Total	15.99%

LVIP SSgA Funds–10

LVIP SSgA Small-Mid Cap 200 Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.93%

Airlines	0.37%
Auto Components	0.95%
Biotechnology	0.27%
Building Products	2.09%
Capital Markets	2.07%
Chemicals	2.82%
Commercial Banks	3.02%
Commercial Services & Supplies	3.73%
Communications Equipment	2.09%
Computers & Peripherals	0.36%
Consumer Finance	1.18%
Diversified Consumer Services	0.64%
Diversified Financials	0.30%
Diversified Telecommunications Services	1.18%
Electric Utilities	1.10%
Electrical Equipment	1.16%
Electronic Equipment, Instruments & Components	7.29%
Energy Equipment & Services	1.53%
Food & Staples Retailing	1.13%
Food Products	0.78%
Gas Utilities	0.53%
Health Care Equipment & Supplies	2.93%
Health Care Providers & Services	4.42%
Health Care Technology	0.46%
Hotels, Restaurants & Leisure	3.87%
Household Durables	3.15%
Industrial Conglomerates	1.87%
Insurance	1.83%
Internet Services	0.77%
IT Services	3.45%
Leisure Equipment & Products	0.29%
Life Sciences Tools & Services	0.44%
Machinery	5.12%
Marine	1.93%
Media	1.59%
Metals & Mining	2.02%
Multi-Utilities	0.33%
Oil, Gas & Consumable Fuels	3.94%
Paper & Forest Products	0.53%
Personal Products	0.57%
Pharmaceuticals	1.03%
Real Estate Investment Trusts	14.02%
Road & Rail	0.39%
Semiconductors & Semiconductor Equipment	0.85%
Software	1.11%
Specialty Retail	3.06%
Textiles, Apparel & Luxury Goods	1.31%
Thrift & Mortgage Finance	0.51%
Tobacco	0.41%
Trading Company & Distributors	2.14%

U.S. Treasury Obligation	0.06%

Short-Term Investment	1.07%

Total Value of Securities	100.06%

Liabilities Net of Receivables and Other Assets	(0.06%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Macerich	1.67%
SL Green Realty	1.27%
CBL & Associates Properties	1.20%
Brandywine Realty Trust	1.09%
MGM MIRAGE	1.06%
Golar LNG	1.02%
Huntsman	0.98%
Gibraltar Industries	0.90%
Ticketmaster Entertainment	0.90%
Textron	0.89%

Total	10.98%

LVIP SSgA Funds–11

LVIP SSgA Developed International 150 Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.97%Δ
	Australia–3.55%
±	Dexus Property Group	575,051	$436,278
±	Incitec Pivot	209,454	662,530
±	Macquarie Group	16,209	694,495
±	Macquarie Infrastructure Group	301,309	358,871
±	Wesfarmers	23,386	653,753

			2,805,927

	Austria–1.36%
±	Erste Group Bank	18,078	670,869
±	OMV	9,190	402,688

			1,073,557

	Belgium–1.95%
±	Anheuser-Busch InBev	11,125	575,147
±	Delhaize Group	4,624	353,264
±†	Fortis	166,727	616,349

			1,544,760

	Canada–4.40%
	Enerplus Resources Fund	18,126	417,675
	Magna International Class A	11,500	582,963
	Penn West Energy Trust	32,500	573,811
†	Teck Resources Class B	54,400	1,906,447

			3,480,896

	Finland–3.22%
±	Neste Oil	22,525	399,740
±	Nokia	25,400	327,987
±	Stora Enso Class R	86,358	604,897
±	UPM-Kymmene	53,019	629,497
±	Wartsila	14,500	580,423

			2,542,544

	France–10.53%
±	AXA	25,485	597,569
±	BNP Paribas	7,410	586,968
±	Cap Gemini	9,550	435,095
±	Casino Guichard Perrachon	4,604	409,651
±	Cie de Saint-Gobain	10,926	591,910
±	Compagnie Generale des Etablissements Michelin Class B	8,257	631,556
±	Danone	6,317	386,731
±	France Telecom	13,160	328,410
±	Lafarge	6,812	560,253
±	Lagardere	10,679	431,773
±	Peugeot	16,212	544,285
±	PPR	4,781	573,128
±†	Renault	14,879	762,278
±	Sanofi-Aventis	5,326	418,297
±	Vallourec	3,306	597,325
±	Veolia Environnement	14,357	472,625

			8,327,854

	Germany–8.04%
±	Bayerische Motoren Werke	10,358	473,857
±	Celesio	16,671	423,938
±	Commerzbank	57,449	482,747
±	Daimler	12,087	641,909
	Deutsche Bank	4,535	321,577
±	Deutsche Bank Regular Shares	3,100	219,619
±	Deutsche Lufthansa	27,625	466,445
±	Deutsche Post	28,463	552,018
±	E.ON	11,058	461,631
±	MAN	7,038	544,669
±	Metro	9,288	570,884
±	Salzgitter	5,488	538,462
±	ThyssenKrupp	17,512	661,926

			6,359,682

	Greece–2.73%
±†	Alpha Bank	46,345	540,094
±	Coca-Cola Hellenic Bottling	20,900	475,124
±	EFG Eurobank Ergasias	54,236	605,327
±	Piraeus Bank	47,154	540,396

			2,160,941

■	Hong Kong–1.34%
±	Hutchison Whampoa	62,759	429,372
±	New World Development	307,155	625,774

			1,055,146

	Italy–6.23%
±	A2A	202,382	424,037
±	Banca Monte dei Paschi di Siena	222,112	387,774
±†	Banca Popolare di Milano Scarl	61,663	437,520
±†	Banco Popolare	65,231	488,010
±	Enel	69,050	399,228
±	ENI	15,438	392,620
±	Finmeccanica	24,087	385,143
±	Parmalat	145,518	406,288
±	Telecom Italia	232,439	362,112
±	UniCredit	252,396	842,834
±	Unione di Banche Italiane SCpA	27,905	399,459

			4,925,025

	Japan–18.90%
±	Aisin Seiki	19,600	566,629
±	Astellas Pharma	9,800	365,862
±	Brother Industries	40,900	470,677
±	Canon	10,800	459,712
±	Daiichi Sankyo	18,000	377,730
±	ITOCHU	62,000	458,275
±	JFE Holdings	14,100	557,716
±	Kawasaki Kisen Kaisha	97,000	277,337
±	Kirin Holdings	29,000	465,373
±	Makita	13,500	463,998
±	Marubeni	99,000	547,226

LVIP SSgA Funds–12

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Mazda Motor	185,000	$425,668
±	Medipal Holdings	28,200	349,757
±	Mitsubishi	23,600	588,222
±	Mitsubishi Chemical Holdings	88,000	374,975
±	Mitsui OSK Lines	62,000	327,737
±	Nippon Mining Holdings	76,000	326,387
±	Nippon Yusen	78,000	240,382
±	Nissan Motor	86,400	759,767
±	NSK	79,000	580,075
±	Omron	25,600	460,708
±	ORIX	9,540	649,943
±	Ricoh	26,000	372,788
±	Seiko Epson	22,900	370,311
±	Showa Shell Sekiyu	33,000	269,136
±	Sojitz	253,000	479,009
±	Sumitomo	35,100	357,645
±	Sumitomo Heavy Industries	93,000	471,130
±	Suzuken	11,800	388,326
±	Takeda Pharmaceutical	8,700	358,682
±	TDK	8,100	495,330
±	Toyota Motor	9,500	400,787
±	Toyota Tsusho	31,300	463,462
±	Yamaha Motor	33,800	427,748

			14,948,510

	Luxembourg–0.87%
±	ArcelorMittal	15,097	689,113

			689,113

	Netherlands–3.93%
±	Aegon	77,190	493,639
±†	ING Groep CVA	55,625	534,981
±	Koninklijke DSM	11,648	571,548
±	Koninklijke Philips Electronics	20,824	614,728
±†	Randstad Holding	18,014	895,142

			3,110,038

	New Zealand–0.52%
±	Telecom Corporation of New Zealand	229,727	412,403

			412,403

	Norway–1.88%
±†	DnB NOR	68,284	736,418
±	Telenor	53,600	748,007

			1,484,425

	Portugal–1.13%
±	Banco Espirito Santo	78,814	512,635
±	Energias de Portugal	86,375	384,039

			896,674

	Singapore–1.18%
±†	CapitaMall Trust	344,700	439,888
±	Singapore Airlines	46,256	489,809
±	Singapore Airport Terminal Services	467	907

			930,604

	Spain–3.99%
±	Acciona	2,914	380,379
±	Banco Bilbao Vizcaya Argentaria	37,734	686,792
±	Banco Santander	44,404	732,789
±	Gas Natural	21,934	472,169
±†	Iberdrola	43,825	419,408
±	Repsol	17,321	464,186

			3,155,723

	Sweden–2.09%
±†	Nordea Bank	61,865	626,465
±	Svenska Cellulosa Class B	40,534	540,123
±†	Volvo Class B	56,734	486,334

			1,652,922

	Switzerland–5.13%
±	Compagnie Financiere Richemont Class A	19,584	657,913
±	Holcim	9,006	699,247
±	Novartis	7,909	431,487
±	STMicroelectronics	60,963	562,566
±	Swiss Reinsurance Class R	18,648	892,464
±	Xstrata	45,715	816,220

			4,059,897

	United Kingdom–14.00%
±	Associated British Foods	33,446	443,935
±	AstraZeneca	8,530	400,847
±	Barclays	144,285	635,583
±	BP	44,325	428,762
±	British Land	57,952	446,980
±	BT Group	273,218	595,373
±†	Carnival	13,190	450,045
±	Firstgroup	78,154	534,939
±	Home Retail Group	93,020	421,391
±	HSBC Holdings	54,096	617,945
±	International Power	99,317	494,698
±	Land Securities Group	47,813	524,262
±	Legal & General Group	496,808	638,316
±	Lloyds Banking Group	354,130	283,575
±	Marks & Spencer Group	70,629	456,145
±	Old Mutual	411,371	720,815
±	Rexam	79,491	370,935
±	RSA Insurance Group	125	243
±	SABMiller	20,609	605,476
±	Segro	91,895	512,537
±	Tate & Lyle	82,071	572,759
±	United Utilities Group	43,239	346,732

LVIP SSgA Funds–13

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	United Kingdom (continued)

±	Vodafone Group	170,315	$394,221
±†	Wolseley	8,886	178,260

			11,074,774

	Total Common Stock (Cost $58,604,106)		76,691,415

	PREFERRED STOCK–0.51%Δ
	Germany–0.51%
±	Porsche Automobil Holding 0.13%	6,539	404,262

	Total Preferred Stock (Cost $364,898)		404,262

	WARRANT–0.00%
±†	Unione di Banche Italiane	19,041	1,338

	Total Warrant (Cost $0)		1,338

	SHORT-TERM INVESTMENT–1.85%
	Money Market Mutual Fund–1.85%
	Dreyfus Treasury & Agency Cash Management Fund	1,461,157	1,461,157

	Total Short-Term Investment (Cost $1,461,157)		1,461,157

TOTAL VALUE OF SECURITIES–99.33% (Cost $60,430,161)	78,558,172

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.67%	530,098

NET ASSETS APPLICABLE TO 9,800,170 SHARES OUTSTANDING–100.00%	$79,088,270

NET ASSET VALUE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($557,386 / 69,097 Shares)	$8.067

NET ASSET VALUE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($78,530,884 / 9,731,073 Shares)	$8.070

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$66,099,864
Undistributed net investment income	157,535
Accumulated net realized loss on investments	(5,296,455)
Net unrealized appreciation of investments and foreign currencies	18,127,326

Total net assets	$79,088,270

†	Non income producing security.

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 7.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $73,294,542, which represented 92.67% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

CVA–Dutch Certificate

SCpA–Italian Consortium Joint-Stock Company

See accompanying notes

LVIP SSgA Funds–14

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–89.44%Δ
	Brazil–0.88%
	Cia de Saneamento Basico do Estado de Sao Paulo	53,407	$1,053,441

			1,053,441

	Chile–1.04%
	Centro Commerciales Sudamericanos	367,931	1,244,926

			1,244,926

	Egypt–0.63%
±	Telecom Egypt	228,182	750,397

			750,397

■	Hong Kong–14.42%
±	Agile Property Holdings	1,050,000	1,524,129
±	Air China	1,848,000	1,432,584
±	Angang New Steel	590,000	1,286,507
±	Chaoda Modern Agriculture Holdings	1,002,000	1,066,580
±	China COSCO Holdings	917,000	1,116,105
±	China Huiyuan Juice Group	945,000	670,064
±†	China Shipping Container Lines	3,355,000	1,196,472
±	China Shipping Development	632,000	939,890
±	China Unicom	562,000	737,464
±	COSCO Pacific	587,632	745,731
±	Denway Motors	1,546,500	976,941
±	Dongfeng Motor Group	1,152,000	1,644,952
±	Lenovo Group	2,596,000	1,608,738
±	Maanshan Iron & Steel	1,696,000	1,228,706
±	Shanghai Industrial Holdings	216,000	1,095,560

			17,270,423

	Hungary–2.92%
±	Magyar Telekom Telecommunications	265,939	1,027,410
±†	MOL Hungarian Oil & Gas	13,706	1,230,580
±	Richter Gedeon	5,495	1,242,422

			3,500,412

	India–1.27%
	Dr Reddy’s Laboratories ADR	62,850	1,521,599

			1,521,599

	Indonesia–4.55%
±	Astra International	483,000	1,770,047
±	Bank Mandiri	3,167,000	1,555,981
±	Bumi Resources	8,383,500	2,127,759

			5,453,787

	Malaysia–5.19%
±	IOI	572,267	911,246
±	Kuala Lumpur Kepong	206,000	990,588
±	Malayan Banking	564,700	1,127,842
±	PPB Group	222,600	1,034,894
±	Resorts World	1,021,800	835,060
±	Telekom Malaysia	642,800	573,332
±	YTL Power International	1,141,100	745,971

			6,218,933

	Mexico–1.85%
	Cemex	983,105	1,165,217
	Grupo Aeroportuario del Pacifico Class B	334,683	1,044,421

			2,209,638

	Poland–2.28%
±	KGHM Polska Miedz	45,928	1,690,218
±†	Polski Koncern Naftowy Orlen	88,575	1,043,305

			2,733,523

	Republic of Korea–11.01%
±	Busan Bank	140,159	1,670,004
±	Daegu Bank	113,039	1,660,716
±	Daewoo Engineering & Construction	88,079	962,739
±	Hyundai Mipo Dockyard	6,307	555,959
±†	Industrial Bank of Korea	120,421	1,440,802
±	Kangwon Land	58,390	826,743
±†	KB Financial Group	25,060	1,274,311
±	Korea Exchange Bank	132,919	1,647,617
±	Korea Gas	21,010	875,105
±†	STX Pan Ocean	91,620	885,856
±†	Woori Finance Holdings	117,455	1,388,248

			13,188,100

	Russia–9.72%
†	Gazprom ADR	39,007	994,679
	Gazpromneft Class S	253,031	1,366,367
	Mechel ADR	126,272	2,376,439
†	MMC Norilsk Nickel Class S	9,512	1,355,460
@	Sberbank Class S	981,019	2,755,682
†	SeverStal Class S	184,518	1,557,332
†	Tatneft ADR	41,402	1,242,060

			11,648,019

	South Africa–9.06%
±	Aveng	223,061	1,196,878
±	Barloworld	177,785	1,078,913
±	Imperial Holdings	108,602	1,290,587
±	Investec	149,718	1,070,939
±	Nedbank Group	68,403	1,144,876
±	Remgro	84,354	1,012,857
±	RMB Holdings	282,370	1,122,796
±	Steinhoff International Holdings	605,243	1,688,736
±	Telkom	49,821	250,895
±	Tiger Brands	43,075	990,880

			10,848,357

	Taiwan–14.43%
±	Asustek Computer	583,788	1,124,243
±	AU Optronics	746,820	894,548

LVIP SSgA Funds–15

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Taiwan (continued)

±	Chang Hwa Commercial Bank	1,785,000	$847,841
±	Chi Mei Optoelectronics	1,532,000	1,081,138
±	China Steel	976,475	1,006,707
±†	Chunghwa Picture Tubes	5,100,000	653,041
±	Compal Electronics	856,312	1,182,645
±	First Financial Holding	1,333,050	826,233
±	Formosa Chemicals & Fibre	533,180	1,155,801
±†	HannStar Display	3,355,000	866,260
±	KGI Securities	2,105,000	1,234,604
±	Lite-On Technology	908,311	1,364,446
±	Nan Ya Plastics	551,480	1,002,178
±	Novatek Microelectronics	404,449	1,350,782
±	Pou Chen	1,144,632	908,406
±	U-Ming Marine Transport	399,000	806,891
±	Uni-President Enterprises	789,228	972,907

			17,278,671

	Thailand–1.71%
±	Bangkok Bank	291,500	1,014,477
±	Siam Commercial Bank	15,200	39,555
	Siam Commercial Bank–Foreign	383,200	997,079

			2,051,111

	Turkey–8.48%
±	Anadolu Efes Biracilik Ve Malt Sanayii	97,160	1,082,706
±	Eregli Demir ve Celik Fabrikal	445,981	1,349,788
±	Haci Omer Sabanci Holding	368,512	1,431,002
±	Tupras Turkiye Petrol Rafine	59,890	1,185,578
±	Turk Telekomunikasyon	260,389	795,248
±	Turkcell Iletisim Hizmet	123,228	872,033
±	Turkiye Halk Bankasi	273,710	2,185,922
±	Turkiye Is Bankasi Class C	298,641	1,258,195

			10,160,472

	Total Common Stock (Cost $77,961,679)		107,131,809

	PREFERRED STOCK–8.81%Δ
	Brazil–8.81%
	Brasil Telecom Participacoes	97,445	936,433
	Centrais Elecricas Brasileiras Class B 5.26%	54,985	1,000,645
	Cia Energetica de Minas Gerais 4.88%	49,975	906,030
	Cia Paranaense de Energia Class B 4.29%	57,067	1,212,715
	Eletropaulo Metropolitana Eletricidade de Sao Paulo Class B 17.82%	42,288	837,026
	Gerdau 0.98%	106,300	1,777,155
	Metalurgica Gerdau 1.45%	81,200	1,626,795
	Telemar Norte Leste Class A 5.66%	26,310	939,039
	Usinas Siderurgicas de Minas Gerais Class A 2.64%	46,600	1,320,467

	Total Preferred Stock (Cost $7,647,371)		10,556,305

	SHORT-TERM INVESTMENT–1.36%
	Money Market Mutual Fund–1.36%
	Dreyfus Treasury & Agency Cash Management Fund	1,628,734	1,628,734

	Total Short-Term Investment (Cost $1,628,734)		1,628,734

TOTAL VALUE OF SECURITIES–99.61% (Cost $87,237,784)	119,316,848

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	462,435

NET ASSETS APPLICABLE TO 10,845,617 SHARES OUTSTANDING–100.00%	$119,779,283

NET ASSET VALUE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($24,021,804 / 2,175,447 Shares)	$11.042

NET ASSET VALUE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($95,757,479 / 8,670,170 Shares)	$11.044

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$90,047,832
Undistributed net investment income	54,623
Accumulated net realized loss on investments	(2,404,148)
Net unrealized appreciation of investments and foreign currencies	32,080,976

Total net assets	$119,779,283

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 9.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non income producing security.

LVIP SSgA Funds–16

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets (continued)

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $88,457,107, which represented 73.85% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $2,755,682 which represented 2.30% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

ADR–American Depositary Receipts

See accompanying notes

LVIP SSgA Funds–17

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.55%
	Aerospace & Defense–1.02%
	General Dynamics	22,659	$1,544,664

			1,544,664

	Automobiles–1.17%
	Harley-Davidson	70,343	1,772,644

			1,772,644

	Beverages–1.04%
	Dr Pepper Snapple Group	55,721	1,576,904

			1,576,904

	Capital Markets–1.04%
	Invesco	67,462	1,584,682

			1,584,682

	Chemicals–3.95%
	Dow Chemical	111,198	3,072,401
†	duPont (E.I.) deNemours	42,030	1,415,150
	PPG Industries	25,572	1,496,985

			5,984,536

	Commercial Banks–4.79%
	BB&T	55,194	1,400,272
	M&T Bank	20,767	1,389,105
	PNC Financial Services Group	31,917	1,684,898
	Regions Financial	220,524	1,166,572
	SunTrust Banks	80,245	1,628,171

			7,269,018

	Communications Equipment–1.91%
	Corning	70,764	1,366,453
	Harris	32,296	1,535,675

			2,902,128

	Computers & Peripherals–2.41%
	Hewlett-Packard	29,307	1,509,604
†	Western Digital	48,502	2,141,363

			3,650,967

	Consumer Finance–5.21%
	American Express	68,791	2,787,411
	Capital One Financial	76,539	2,934,505
	Discover Financial Services	148,615	2,186,127

			7,908,043

	Distributors–0.79%
	Genuine Parts	31,507	1,196,006

			1,196,006

	Diversified Telecommunications Services–2.33%
	AT&T	36,979	1,036,521
	CenturyTel	33,384	1,208,835
	Windstream	116,546	1,280,841

			3,526,197

	Electric Utilities–2.43%
	American Electric Power	37,173	1,293,249
	Edison International	32,371	1,125,863
	Pepco Holdings	75,302	1,268,839

			3,687,951

	Electrical Equipment–2.36%
	Cooper Industries Class A	36,441	1,553,844
	Rockwell Automation	42,973	2,018,872

			3,572,716

	Electronic Equipment, Instruments & Components–1.37%
	Tyco Electronics	84,927	2,084,958

			2,084,958

	Energy Equipment & Services–2.88%
	BJ Services	94,657	1,760,620
	ENSCO International ADR	35,702	1,425,938
	Smith International	43,717	1,187,791

			4,374,349

	Food & Staples Retailing–0.66%
	Safeway	46,728	994,839

			994,839

	Food Products–3.28%
	Archer-Daniels-Midland	33,986	1,064,102
	Bunge	16,666	1,063,791
	ConAgra Foods	55,659	1,282,940
	Smucker (J.M.)	25,284	1,561,286

			4,972,119

	Health Care Equipment & Supplies–2.73%
	Covidien	28,239	1,352,366
	Medtronic	31,689	1,393,682
	Stryker	27,702	1,395,350

			4,141,398

	Health Care Providers & Services–5.03%
	Aetna	38,611	1,223,969
	AmerisourceBergen	57,233	1,492,064
	Cardinal Health	29,604	954,433
	McKesson	26,773	1,673,312
	Omnicare	38,048	920,381
	UnitedHealth Group	44,645	1,360,780

			7,624,939

LVIP SSgA Funds–18

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Household Durables–1.99%
	Fortune Brands	38,418	$1,659,657
	Garmin	44,044	1,352,151

			3,011,808

	Household Products–1.65%
	Kimberly-Clark	20,414	1,300,576
	Procter & Gamble	19,941	1,209,023

			2,509,599

	Industrial Conglomerates–0.92%
	General Electric	92,449	1,398,753

			1,398,753

	Insurance–5.01%
	Assurant	43,143	1,271,856
	AXIS Capital Holdings	41,724	1,185,379
	Cincinnati Financial	40,758	1,069,490
	MetLife	41,078	1,452,107
	Travelers	23,167	1,155,107
	Unum Group	74,771	1,459,529

			7,593,468

	IT Services–1.77%
†	Computer Sciences	25,519	1,468,108
	Fidelity National Information Services	51,621	1,209,996

			2,678,104

	Leisure Equipment & Products–1.08%
	Mattel	81,685	1,632,066

			1,632,066

	Machinery–7.01%
	Caterpillar	33,708	1,921,019
	Cummins	36,740	1,684,896
	Dover	35,401	1,473,036
	Eaton	25,538	1,624,728
	Ingersoll-Rand Class A	67,950	2,428,532
	Parker Hannifin	27,746	1,494,954

			10,627,165

	Media–2.14%
	Disney (Walt)	51,892	1,673,517
	Omnicom Group	39,960	1,564,434

			3,237,951

	Metals & Mining–2.37%
	Nucor	24,664	1,150,576
	United States Steel	44,338	2,443,910

			3,594,486

	Multiline Retail–3.38%
	Macy’s	105,817	1,773,493
	Nordstrom	55,982	2,103,804
	Penney (J.C.)	46,774	1,244,656

			5,121,953

	Multi-Utilities–3.55%
	Ameren	40,741	1,138,711
	CenterPoint Energy	90,071	1,306,930
	DTE Energy	33,733	1,470,422
	NiSource	95,346	1,466,421

			5,382,484

	Office Electronics–1.15%
	Xerox	206,978	1,751,034

			1,751,034

	Oil, Gas & Consumable Fuels–3.96%
	Chevron	14,019	1,079,323
	Marathon Oil	35,727	1,115,397
	Murphy Oil	21,079	1,142,482
	Sunoco	35,238	919,712
	Williams Companies	82,735	1,744,053

			6,000,967

	Pharmaceuticals–2.43%
	Johnson & Johnson	17,915	1,153,905
	Merck	35,117	1,283,175
	Pfizer	68,653	1,248,798

			3,685,878

	Road & Rail–2.12%
	CSX	36,347	1,762,466
	Norfolk Southern	27,721	1,453,135

			3,215,601

	Semiconductors & Semiconductor Equipment–4.49%
	Analog Devices	48,951	1,545,874
	Intel	62,441	1,273,796
	Microchip Technology	44,291	1,287,096
	Texas Instruments	56,556	1,473,849
	Xilinx	49,235	1,233,829

			6,814,444

	Software–1.82%
	CA	53,303	1,197,185
	Microsoft	51,341	1,565,387

			2,762,572

	Specialty Retail–3.60%
	Gap	71,954	1,507,436
	Limited Brands	107,772	2,073,534
	Tiffany	43,689	1,878,627

			5,459,597

LVIP SSgA Funds–19

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Textiles, Apparel & Luxury Goods–0.79%
	VF	16,348	$1,197,328

			1,197,328

	Tobacco–0.92%
	Reynolds American	26,305	1,393,376

			1,393,376

	Total Common Stock (Cost $112,785,647)		149,437,692

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

¥	U.S. TREASURY OBLIGATION–0.13%
	U.S. Treasury Bill 0.02% 3/11/10	$190,000	$189,988

	Total U. S. Treasury Obligation (Cost $189,994)		189,988

		Number of
		Shares

	SHORT-TERM INVESTMENT–1.17%
	Money Market Mutual Fund–1.17%
	Dreyfus Treasury & Agency Cash Management Fund	1,773,427	1,773,427

	Total Short-Term Investment (Cost $1,773,427)		1,773,427

TOTAL VALUE OF SECURITIES–99.85% (Cost $114,749,068)	151,401,107

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	232,437

NET ASSETS APPLICABLE TO 17,279,740 SHARES OUTSTANDING–100.00%	$151,633,544

NET ASSET VALUE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($697,430 / 79,486 Shares)	$8.774

NET ASSET VALUE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($150,936,114 / 17,200,254 Shares)	$8.775

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$122,586,665
Undistributed net investment income	634,104
Accumulated net realized loss on investments	(8,251,112)
Net unrealized appreciation of investments	36,663,887

Total net assets	$151,633,544

†	Non income producing security.

Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

ADR–American Depositary Receipts

The following financial futures contract was outstanding at December 31, 2009:

Financial Futures Contract1

		Notional	Notional	Expiration	Unrealized
Contract to Buy		Cost	Value	Date	Appreciation
32	S&P 500 E-Mini Index	$1,765,272	$1,777,120	3/19/10	$11,848

The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP SSgA Funds–20

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.93%
	Airlines–0.37%
	SkyWest	11,601	$196,289

			196,289

	Auto Components–0.95%
	Spartan Motors	35,926	202,263
	WABCO Holdings	11,920	307,417

			509,680

	Biotechnology–0.27%
	PDL BioPharma	20,784	142,578

			142,578

	Building Products–2.09%
	Ameron International	2,788	176,926
	Apogee Enterprises	13,155	184,170
†	Gibraltar Industries	30,691	482,770
	Insteel Industries	20,845	270,985

			1,114,851

	Capital Markets–2.07%
	Apollo Investment	41,977	400,040
	Hercules Technology Growth Capital	28,946	300,749
	MVC Capital	17,166	202,559
	Prospect Capital	17,171	202,790

			1,106,138

	Chemicals–2.82%
	Cabot	13,903	364,676
	Eastman Chemical	5,393	324,874
	Huntsman	46,333	523,100
	Innophos Holdings	12,808	294,456

			1,507,106

	Commercial Banks–3.02%
	Associated Banc-Corp	9,447	104,011
	Cathay General Bancorp	13,967	105,451
	First Bancorp	34,499	79,348
	First Merchants	13,805	82,002
	Harleysville National	24,254	156,196
	International Bancshares	18,738	354,710
	MainSource Financial Group	18,178	86,891
	Oriental Financial Group	29,960	323,568
	Susquehanna Bancshares	15,735	92,679
	Wilshire Bancorp	27,955	228,951

			1,613,807

	Commercial Services & Supplies–3.73%
	CDI	14,850	192,308
	Ennis	16,462	276,397
	Heidrick & Struggles International	8,223	256,887
	HNI	14,047	388,119
	Steelcase Class A	29,237	185,947
†	Ticketmaster Entertainment	39,414	481,638
	Viad	10,222	210,880

			1,992,176

	Communications Equipment–2.09%
	Adtran	8,905	200,808
	Bel Fuse Class B	10,880	233,811
	Black Box	6,123	173,526
†	Globecomm Systems	24,940	195,031
	Plantronics	11,982	311,292

			1,114,468

	Computers & Peripherals–0.36%
	Diebold	6,768	192,550

			192,550

	Consumer Finance–1.18%
	Advance America Cash Advance Centers	85,869	477,432
	Student Loan	3,334	155,264

			632,696

	Diversified Consumer Services–0.64%
	Service Corporation International	41,464	339,590

			339,590

	Diversified Financials–0.30%
	Medallion Financial	19,609	160,206

			160,206

	Diversified Telecommunications Services–1.18%
	Atlantic Tele-Network	7,614	418,846
	Iowa Telecommunications Services	12,588	210,975

			629,821

	Electric Utilities–1.10%
	Great Plains Energy	10,714	207,745
	Pinnacle West Capital	5,510	201,556
	Westar Energy	8,243	179,120

			588,421

	Electrical Equipment–1.16%
	Baldor Electric	10,018	281,406
	Woodward Governor	13,075	336,942

			618,348

	Electronic Equipment, Instruments & Components–7.29%
	Agilysys	34,005	309,446
	AVX	15,896	201,402
	Cognex	10,818	191,695
†	CPI International	15,444	204,479
	CTS	40,472	389,341
	Daktronics	22,038	202,970
	Electro Rent	15,206	175,477

LVIP SSgA Funds–21

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electronic Equipment, Instruments & Components (continued)

	Jabil Circuit	26,305	$456,918
	Methode Electronics	40,821	354,326
	Molex	10,496	226,189
	MTS Systems	6,440	185,086
	National Instruments	7,729	227,619
	Park Electrochemical	8,456	233,724
†	Synnex	7,434	227,926
†	Tech Data	6,629	309,309

			3,895,907

	Energy Equipment & Services–1.53%
	Gulf Island Fabrication	18,240	383,588
	Patterson-UTI Energy	16,284	249,959
	Tidewater	3,893	186,669

			820,216

	Food & Staples Retailing–1.13%
	Andersons	10,262	264,964
	Ingles Markets Class A	9,750	147,518
	Nash Finch	5,145	190,828

			603,310

	Food Products–0.78%
	Cal-Maine Foods	6,451	219,850
	Corn Products International	6,810	199,056

			418,906

	Gas Utilities–0.53%
	ONEOK	6,387	284,669

			284,669

	Health Care Equipment & Supplies–2.93%
	Analogic	4,535	174,643
	Atrion	1,639	255,225
	Cooper	5,458	208,059
	Hill-Rom Holdings	14,778	354,524
	Invacare	9,080	226,455
	STERIS	6,209	173,666
	West Pharmaceutical Services	4,405	172,676

			1,565,248

	Health Care Providers & Services–4.42%
†	AMN Healthcare Services	28,699	260,013
	Chemed	3,716	178,257
†	Coventry Health Care	11,196	271,951
	Ensign Group	9,514	146,230
†	Gentiva Health Services	9,564	258,324
†	HealthSpring	17,289	304,458
†	LifePoint Hospitals	7,028	228,480
	National Healthcare	3,667	132,415
	Owens & Minor	4,361	187,218
†	Sun Healthcare Group	17,409	159,641
	Universal Health Services Class B	7,628	232,654

			2,359,641

	Health Care Technology–0.46%
	IMS Health	11,723	246,886

			246,886

	Hotels, Restaurants & Leisure–3.87%
	International Speedway Class A	6,548	186,291
	Marcus	17,203	220,542
†	MGM MIRAGE	62,205	567,309
†	Royal Caribbean Cruises	18,113	457,897
	Speedway Motorsports	12,211	215,158
	Starwood Hotels & Resorts Worldwide	11,432	418,068

			2,065,265

	Household Durables–3.15%
	Black & Decker	4,582	297,051
	CSS Industries	8,548	166,173
	Ethan Allen Interiors	13,012	174,621
	Snap-On	5,772	243,925
	Tupperware Brands	8,598	400,409
	Whirlpool	4,950	399,267

			1,681,446

	Industrial Conglomerates–1.87%
	Standex International	15,890	319,230
	Teleflex	3,744	201,764
	Textron	25,385	477,492

			998,486

	Insurance–1.83%
	American Equity Investment Life Holding	34,899	259,649
	Presidential Life	18,543	169,668
	Safety Insurance Group	4,653	168,578
†	Universal American	17,050	199,485
	Zenith National Insurance	5,993	178,472

			975,852

	Internet Services–0.77%
†	IAC/InterActiveCorp	9,486	194,273
	Marchex	42,509	215,946

			410,219

	IT Services–3.45%
†	CIBER	52,987	182,805
	Global Payments	4,362	234,937
	Heartland Payment Systems	21,929	287,928
	iGate	45,065	450,650
†	Ness Technologies	49,340	241,766

LVIP SSgA Funds–22

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	IT Services (continued)

	Syntel	7,013	$266,704
	Total System Services	10,462	180,679

			1,845,469

	Leisure Equipment & Products–0.29%
	Callaway Golf	20,470	154,344

			154,344

	Life Sciences Tools & Services–0.44%
	PerkinElmer	11,449	235,735

			235,735

	Machinery–5.12%
	American Railcar Industries	18,917	208,465
	Ampco-Pittsburgh	11,023	347,555
	Barnes Group	13,620	230,178
	Cascade	8,278	227,562
	Dynamic Materials	15,962	320,038
	Federal Signal	27,871	167,783
	Manitowoc	44,652	445,181
	NACCO Industries Class A	5,385	268,173
	Timken	10,393	246,418
	Trinity Industries	15,861	276,616

			2,737,969

	Marine–1.93%
	Alexander & Baldwin	7,692	263,297
†	Frontline	8,386	229,106
	International Shipholding	7,435	231,005
	Ship Finance International	22,529	307,070

			1,030,478

	Media–1.59%
	Harte-Hanks	27,086	291,987
	Meredith	8,751	269,968
	Scholastic	9,641	287,591

			849,546

	Metals & Mining–2.02%
	Carpenter Technology	10,276	276,938
	Commercial Metals	12,667	198,239
	Olympic Steel	9,575	311,953
	Steel Dynamics	16,442	291,352

			1,078,482

	Multi-Utilities–0.33%
	Alliant Energy	5,853	177,112

			177,112

	Oil, Gas & Consumable Fuels–3.94%
	Berry Petroleum Class A	13,328	388,511
†	Golar LNG	42,322	542,568
	Overseas Shipholding Group	6,377	280,269
	Penn Virginia	13,323	283,647
†	Petroleum Development	12,361	225,094
	Teekay	10,203	236,812
	Tesoro	10,922	147,993

			2,104,894

	Paper & Forest Products–0.53%
	Glatfelter	23,195	281,819

			281,819

	Personal Products–0.57%
	Inter Parfums	24,896	302,984

			302,984

	Pharmaceuticals–1.03%
	Medicis Pharmaceutical Class A	11,821	319,758
†	ViroPharma	27,726	232,621

			552,379

	Real Estate Investment Trusts–14.02%
	Agree Realty	9,274	215,991
	Anworth Mortgage Asset	23,582	165,074
	BioMed Realty Trust	21,589	340,674
	Brandywine Realty Trust	50,923	580,522
	Capstead Mortgage	13,442	183,483
	CBL & Associates Properties	66,222	640,368
	Duke Realty	26,357	320,765
	Entertainment Properties Trust	9,276	327,165
	Extra Space Storage	26,310	303,881
	First Potomac Realty Trust	19,867	249,728
	Hatteras Financial	5,783	161,693
	Hospitality Properties Trust	12,058	285,895
	HRPT Properties Trust	45,851	296,656
	Kimco Realty	19,080	258,152
	Macerich	24,799	891,538
	Medical Properties Trust	40,019	400,190
	National Retail Properties	9,115	193,420
	NorthStar Realty Finance	63,038	216,220
	Ramco-Gershenson Properties Trust	22,580	215,413
	SL Green Realty	13,502	678,341
	Sovran Self Storage	7,288	260,400
	Weingarten Realty Investors	15,362	304,014

			7,489,583

	Road & Rail–0.39%
	Ryder System	5,130	211,202

			211,202

LVIP SSgA Funds–23

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Road & Rail (continued)
	Semiconductors & Semiconductor Equipment–0.85%
	Cohu	20,160	$281,232
	Micrel	20,867	171,109

			452,341

	Software–1.11%
	American Software–Class A	27,554	165,324
	Fair Isaac	10,255	218,534
	Henry (Jack) & Associates	8,964	207,248

			591,106

	Specialty Retail–3.06%
	Abercrombie & Fitch Class A	6,146	214,188
	Christopher & Banks	35,484	270,388
	RadioShack	17,089	333,236
†	Signet Jewelers	12,767	341,134
	Systemax	11,181	175,654
	Williams-Sonoma	14,508	301,476

			1,636,076

	Textiles, Apparel & Luxury Goods–1.31%
	Movado Group	19,435	188,908
	Phillips-Van Heusen	6,374	259,295
	Unifirst	5,212	250,749

			698,952

	Thrift & Mortgage Finance–0.51%
	Flushing Financial	24,138	271,794

			271,794

	Tobacco–0.41%
	Universal	4,859	221,619

			221,619

	Trading Company & Distributors–2.14%
	Aircastle	31,185	307,172
	GATX	7,231	207,891
	TAL International	19,837	262,444
	Textainer Group Holdings	21,651	365,902

			1,143,409

	Total Common Stock (Cost $36,940,529)		52,852,069

		Principal
		Amount
		(U.S. $)

¥
	U.S. TREASURY OBLIGATION–0.06%
	U.S. Treasury Bill 0.02% 3/11/10	$35,000	34,998

	Total U. S. Treasury Obligation (Cost $34,999)		34,998

		Number
		of Shares

	SHORT-TERM INVESTMENT–1.07%
	Money Market Mutual Fund–1.07%
	Dreyfus Treasury & Agency Cash Management Fund	571,700	571,700

	Total Short-Term Investment (Cost $571,700)		571,700

TOTAL VALUE OF SECURITIES–100.06% (Cost $37,547,228)	53,458,767

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(32,893)

NET ASSETS APPLICABLE TO 5,223,468 SHARES OUTSTANDING–100.00%	$53,425,874

NET ASSET VALUE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($2,048,937 / 200,374 Shares)	$10.226

NET ASSET VALUE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($51,376,937 / 5,023,094 Shares)	$10.228

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$41,108,363
Undistributed net investment income	261,408
Accumulated net realized loss on investments	(3,873,077)
Net unrealized appreciation of investments	15,929,180

Total net assets	$53,425,874

†	Non income producing security.

Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

LVIP SSgA Funds–24

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

The following financial futures contract was outstanding at December 31, 2009:

Financial Futures Contract1

		Notional	Notional		Unrealized
Contract to Buy		Cost	Value	Expiration Date	Appreciation

6	Russell 2000 Mini Index	$356,699	$374,340	3/19/10	$17,641

The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP SSgA Funds–25

LVIP SSgA Funds
Statements of Operations
Year Ended December 31, 2009

	LVIP	LVIP	LVIP	LVIP
	SSgA Developed	SSgA Emerging	SSgA Large	SSgA Small-Mid
	International 150 Fund	Markets 100 Fund	Cap 100 Fund	Cap 200 Fund

INVESTMENT INCOME:
Dividends	$1,475,948	$1,744,886	$2,597,603	$1,057,734
Interest	829	5,144	1,237	534
Foreign tax withheld	(135,974)	(138,884)	(1,948)	(484)

	1,340,803	1,611,146	2,596,892	1,057,784

EXPENSES:
Management fees	368,541	638,773	459,047	214,810
Distribution expenses-Service Class	122,286	127,269	219,817	74,953
Custodian fees	103,899	134,906	10,523	12,130
Accounting and administration expenses	23,584	26,928	40,207	14,189
Professional fees	19,492	19,693	19,795	18,395
Reports and statements to shareholders	5,903	4,409	4,840	2,589
Trustees’ fees	1,237	1,314	2,128	768
Other	19,828	14,311	4,341	4,744

	664,770	967,603	760,698	342,578
Less expenses waived/reimbursed	(291,875)	(439,871)	(135,985)	(124,418)

Total operating expenses	372,895	527,732	624,713	218,160

NET INVESTMENT INCOME	967,908	1,083,414	1,972,179	839,624

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(5,220,488)	(2,349,262)	(8,089,966)	(3,523,960)
Foreign currencies	25,009	(57,598)	(110)	(20)
Futures contracts	—	—	225,118	52,409

Net realized loss	(5,195,479)	(2,406,860)	(7,864,958)	(3,471,571)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	23,826,314	36,529,630	41,368,514	18,497,820

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	18,630,835	34,122,770	33,503,556	15,026,249

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,598,743	$35,206,184	$35,475,735	$15,865,873

See accompanying notes

LVIP SSgA Funds–26

LVIP SSgA Funds
Statements of Changes in Net Assets

	LVIP		LVIP		LVIP		LVIP
	SSgA Developed		SSgA Emerging		SSgA Large Cap		SSgA Small-Mid
	International 150 Fund		Markets 100 Fund		100 Fund		Cap 200 Fund
	Year	5/1/08*	Year	6/18/08*	Year	5/1/08*	Year	5/1/08*
	Ended	to	Ended	to	Ended	to	Ended	to
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$967,908	$242,009	$1,083,414	$142,226	$1,972,179	$339,998	$839,624	$166,080
Net realized loss on investments and foreign currencies	(5,195,479)	(20,706)	(2,406,860)	(70,252)	(7,864,958)	(378,600)	(3,471,571)	(363,826)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	23,826,314	(5,698,988)	36,529,630	(4,448,654)	41,368,514	(4,704,627)	18,497,820	(2,568,640)

Net increase (decrease) in net assets resulting from operations	19,598,743	(5,477,685)	35,206,184	(4,376,680)	35,475,735	(4,743,229)	15,865,873	(2,766,386)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,146)	(893)	(230,024)	(1,168)	(7,519)	(972)	(25,113)	(3,552)
Service Class	(819,889)	(205,530)	(737,658)	(104,369)	(1,322,236)	(110,864)	(557,923)	(88,617)

	(826,035)	(206,423)	(967,682)	(105,537)	(1,329,755)	(111,836)	(583,036)	(92,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	491,268	124,811	24,310,194	227,056	2,045,567	252,577	1,482,771	473,668
Service Class	47,681,044	29,882,641	61,156,306	24,271,453	98,206,937	45,420,288	31,391,218	18,754,831
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,146	893	230,024	1,168	7,519	972	25,113	3,552
Service Class	819,889	205,530	737,658	104,369	1,322,236	110,864	557,923	88,617

	48,998,347	30,213,875	86,434,182	24,604,046	101,582,259	45,784,701	33,457,025	19,320,668

Cost of shares repurchased:
Standard Class	(83,766)	(6,616)	(3,753,352)	(11,325)	(1,636,719)	(14,898)	(439,510)	(26,275)
Service Class	(12,027,444)	(1,094,726)	(16,308,228)	(942,325)	(20,013,154)	(3,359,560)	(8,895,645)	(2,414,671)

	(12,111,210)	(1,101,342)	(20,061,580)	(953,650)	(21,649,873)	(3,374,458)	(9,335,155)	(2,440,946)

Increase in net assets derived from capital share transactions	36,887,137	29,112,533	66,372,602	23,650,396	79,932,386	42,410,243	24,121,870	16,879,722

NET INCREASE IN NET ASSETS	55,659,845	23,428,425	100,611,104	19,168,179	114,078,366	37,555,178	39,404,707	14,021,167
NET ASSETS:
Beginning of period	23,428,425	—	19,168,179	—	37,555,178	—	14,021,167	—

End of period	$79,088,270	$23,428,425	$119,779,283	$19,168,179	$151,633,544	$37,555,178	$53,425,874	$14,021,167

Undistributed (accumulated) net investment income (loss)	$157,535	$82,022	$54,623	$(15,081)	$634,104	$226,184	$261,408	$73,911

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA Funds–27

LVIP SSgA Developed International 150 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed
	International 150 Fund
	Standard Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$5.650	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.154	0.143
Net realized and unrealized gain (loss) on investments and foreign currencies	2.370	(4.421)

Total from investment operations	2.524	(4.278)

Less dividends and distributions from:
Net investment income	(0.107)	(0.072)

Total dividends and distributions	(0.107)	(0.072)

Net asset value, end of period	$8.067	$5.650

Total return[3]	44.72%	(42.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$557	$75
Ratio of expenses to average net assets	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.10%	2.79%
Ratio of net investment income to average net assets	2.21%	3.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	0.89%
Portfolio turnover	42%	1%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–28

LVIP SSgA Developed International 150 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed
	International 150 Fund Service Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$5.654	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.136	0.132
Net realized and unrealized gain (loss) on investments and foreign currencies	2.370	(4.419)

Total from investment operations	2.506	(4.287)

Less dividends and distributions from:
Net investment income	(0.090)	(0.059)

Total dividends and distributions	(0.090)	(0.059)

Net asset value, end of period	$8.070	$5.654

Total return[3]	44.33%	(42.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,531	$23,353
Ratio of expenses to average net assets	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.35%	3.04%
Ratio of net investment income to average net assets	1.96%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.37%	0.64%
Portfolio turnover	42%	1%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–29

LVIP SSgA Emerging Markets 100 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging
	Markets 100 Fund
	Standard Class
	Year	6/18/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$5.874	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.183	0.098
Net realized and unrealized gain (loss) on investments and foreign currencies	5.098	(4.176)

Total from investment operations	5.281	(4.078)

Less dividends and distributions from:
Net investment income	(0.113)	(0.048)

Total dividends and distributions	(0.113)	(0.048)

Net asset value, end of period	$11.042	$5.874

Total return[3]	89.89%	(40.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,022	$162
Ratio of expenses to average net assets	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.43%	3.90%
Ratio of net investment income to average net assets	2.06%	2.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.31%	(0.48% )
Portfolio turnover	29%	3%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–30

LVIP SSgA Emerging Markets 100 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging
	Markets 100 Fund
	Service Class
	Year	6/18/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$5.877	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.161	0.089
Net realized and unrealized gain (loss) on investments and foreign currencies	5.096	(4.174)

Total from investment operations	5.257	(4.085)

Less dividends and distributions from:
Net investment income	(0.090)	(0.038)

Total dividends and distributions	(0.090)	(0.038)

Net asset value, end of period	$11.044	$5.877

Total return[3]	89.47%	(40.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,757	$19,006
Ratio of expenses to average net assets	0.93%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.68%	4.15%
Ratio of net investment income to average net assets	1.81%	2.47%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.06%	(0.73% )
Portfolio turnover	29%	3%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–31

LVIP SSgA Large Cap 100 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Large Cap 100 Fund Standard Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$6.560	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.183	0.192
Net realized and unrealized gain (loss) on investments	2.131	(3.593)

Total from investment operations	2.314	(3.401)

Less dividends and distributions from:
Net investment income	(0.100)	(0.039)

Total dividends and distributions	(0.100)	(0.039)

Net asset value, end of period	$8.774	$6.560

Total return[3]	35.32%	(34.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$698	$174
Ratio of expenses to average net assets	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.95%
Ratio of net investment income to average net assets	2.47%	4.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	3.51%
Portfolio turnover	36%	11%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–32

LVIP SSgA Large Cap 100 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Large Cap 100 Fund Service Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$6.564	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.165	0.180
Net realized and unrealized gain (loss) on investments	2.127	(3.592)

Total from investment operations	2.292	(3.412)

Less dividends and distributions from:
Net investment income	(0.081)	(0.024)

Total dividends and distributions	(0.081)	(0.024)

Net asset value, end of period	$8.775	$6.564

Total return[3]	34.96%	(34.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,936	$37,381
Ratio of expenses to average net assets	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%	1.20%
Ratio of net investment income to average net assets	2.22%	3.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	3.26%
Portfolio turnover	36%	11%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–33

LVIP SSgA Small-Mid Cap 200 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Small-Mid Cap 200 Fund Standard Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$6.839	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.243	0.184
Net realized and unrealized gain (loss) on investments	3.283	(3.278)

Total from investment operations	3.526	(3.094)

Less dividends and distributions from:
Net investment income	(0.139)	(0.067)

Total dividends and distributions	(0.139)	(0.067)

Net asset value, end of period	$10.226	$6.839

Total return[3]	51.66%	(30.92% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,049	$368
Ratio of expenses to average net assets	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%	1.35%
Ratio of net investment income to average net assets	2.93%	3.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.53%	2.56%
Portfolio turnover	42%	32%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–34

LVIP SSgA Small-Mid Cap 200 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Small-Mid Cap 200 Fund
	Service Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$6.843	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.222	0.171
Net realized and unrealized gain (loss) on investments	3.281	(3.275)

Total from investment operations	3.503	(3.104)

Less dividends and distributions from:
Net investment income	(0.118)	(0.053)

Total dividends and distributions	(0.118)	(0.053)

Net asset value, end of period	$10.228	$6.843

Total return[3]	51.29%	(31.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,377	$13,653
Ratio of expenses to average net assets	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.60%
Ratio of net investment income to average net assets	2.68%	3.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	2.31%
Portfolio turnover	42%	32%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–35

LVIP SSgA Funds
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of each Fund is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trust (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earning credits for the year ended December 31, 2009.

LVIP SSgA Funds–36

LVIP SSgA Funds
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Funds’ investment portfolio, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

0.75%	1.09%	0.52%	0.69%

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2010 at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million	0.43%	0.76%	0.22%	0.39%

The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Funds.

Additionally, LIAC has contractually agreed to waive its fee and/or reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding distribution fees), do not exceed specified percentage of average daily net assets of the Funds. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Funds.

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

0.51%	0.70%	0.46%	0.46%

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolios. For these services, LIAC, not the Funds, pays the Sub-Advisor an annual fee based on each Fund’s average daily net assets as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

On the first $50 million	0.18%	0.18%	0.18%	0.18%
On the next $50 million	0.10%	0.10%	0.10%	0.10%
On the next $400 million	0.06%	0.06%	0.05%	0.05%
In excess of $500 million	0.04%	0.05%	0.02%	0.02%
Minimum annual fee	$50,000	$50,000	$50,000	$50,000

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC a monthly fee based on average daily net asset. For the year December 31, 2009, the Funds were charged for these services as follows:

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

$1,232	$1,472	$2,215	$781

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain

LVIP SSgA Funds–37

LVIP SSgA Funds
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Administration fees	$2,949	$3,298	$5,209	$1,847
Support fees	2,152	1,553	1,780	629

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Management fees payable to LIAC	$16,866	$37,664	$45,823	$14,390
Fees payable to DSC	163	241	312	108
Distribution fees payable to LFD	16,159	19,256	30,966	10,379

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2009, Lincoln Life directly owned shares of the Standard Class and Service Class shares of the Funds as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Standard Class shares	14.87%	0.47%	12.81%	5.11%
Service Class shares	10.40%	8.67%	2.89%	9.95%

3.	Investments
For the year December 31, 2009, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Purchases	$56,093,980	$81,244,050	$110,257,704	$36,884,489
Sales	20,112,489	16,599,459	31,694,073	12,911,079

LVIP SSgA Funds–38

LVIP SSgA Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

At December 31, 2009, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Cost of investments	$61,760,506	$87,673,080	$116,913,119	$38,321,316

Aggregate unrealized appreciation	$17,504,961	$31,920,810	$34,745,995	$15,680,713
Aggregate unrealized depreciation	(707,295)	(277,042)	(258,007)	(543,262)

Net unrealized appreciation	$16,797,666	$31,643,768	$34,487,988	$15,137,451

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Funds’ investments by fair value hierarchy levels as of December 31, 2009:

LVIP SSgA Developed International 150 Fund

	Level 1	Level 2	Total

Common Stock	$3,802,473	$72,888,942	$76,691,415
Short-Term	1,461,157	—	1,461,157
Other	—	405,600	405,600

Total	$5,263,630	$73,294,542	$78,558,172

As a result of utilizing international fair value pricing at December 31, 2009, the majority of the portfolio was categorized as Level 2 in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock

Balance as of 12/31/08	$29,269
Net change in unrealized appreciation/depreciation	85,721
Sales	(30,374)
Net realized loss	(84,616)

Balance as of 12/31/09	$—

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 2	Total

Common Stock	$18,674,702	$88,457,107	$107,131,809
Short-Term	1,628,734	—	1,628,734
Preferred Stock	10,556,305	—	10,556,305

Total	$30,859,741	$88,457,107	$119,316,848

LVIP SSgA Funds–39

LVIP SSgA Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

As a result of utilizing international fair value pricing at December 31, 2009, the majority of the portfolio was categorized as Level 2 in the fair value hierarchy.

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total

Common Stock	$149,437,692	$—	$149,437,692
Short-Term	1,773,427	—	1,773,427
U.S. Treasury Obligations	—	189,988	189,988

Total	$151,211,119	$189,988	$151,401,107

Financial Futures Contracts	$—	$11,848	$11,848

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Common Stock	$52,852,069	$—	$52,852,069
Short-Term	571,700	—	571,700
U.S. Treasury Obligations	—	34,998	34,998

Total	$53,423,769	$34,998	$53,458,767

Financial Futures Contracts	$—	$17,641	$17,641

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2009 and the period ended December 31, 2008 was as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Year Ended 12/31/09
Ordinary income	$826,035	$967,682	$1,329,755	$583,036
Period* Ended 12/31/08
Ordinary income	$206,423	$105,537	$111,836	$92,169

*	LVIP SSgA Developed International 150 Fund, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund commenced operations on May 1, 2008. LVIP SSgA Emerging Markets 100 Fund commenced operations on June 18, 2008.

In addition, each Fund declared an ordinary income consent dividend for the year ended December 31, 2008. Such amount has been deemed paid and contributed to each Fund as additional paid-in capital. The amounts are as follows:

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

$100,194	$24,834	$244,036	$106,771

LVIP SSgA Funds–40

LVIP SSgA Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Shares of beneficial interest	$66,099,864	$90,047,832	$122,586,665	$41,108,363
Undistributed ordinary income	777,203	309,089	634,176	261,420
Post-October losses	(68,717)	—	—	—
Post-October currency losses	—	—	(72)	(12)
Capital loss carryforwards	(4,517,061)	(2,223,318)	(6,075,213)	(3,081,348)
Unrealized appreciation of Investments and foreign currencies	16,796,981	31,645,680	34,487,988	15,137,451

Net assets	$79,088,270	$119,779,283	$151,633,544	$53,425,874

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (PFICs), mark-to-market of futures contracts and return of capital on securities.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, or tax treatment of dividends and distributions, PFICs and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Funds recorded the following reclassifications:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Undistributed net investment income	$(66,360)	$(46,028)	$(234,504)	$(69,091)
Accumulated net realized loss	(33,834)	21,194	(9,532)	(37,680)
Paid-in capital	100,194	24,834	244,036	106,771

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

2016	$13,780	$16,392	$—	$—
2017	4,503,281	2,206,926	6,075,213	3,081,348

LVIP SSgA Funds–41

LVIP SSgA Funds
Notes to Financial Statements (continued)

6.	Capital Shares

	LVIP		LVIP				LVIP
	SSgA Developed		SSgA Emerging		LVIP		SSgA Small-Mid
	International 150 Fund		Markets 100 Fund		SSgA Large Cap 100 Fund		Cap 200 Fund
	Year	5/1/08*	Year	6/18/08*	Year	5/1/08*	Year	5/1/08*
	Ended	to	Ended	to	Ended	to	Ended	to
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Shares sold:
Standard Class	67,152	14,376	2,533,371	29,398	325,623	28,017	197,422	57,624
Service Class	7,273,198	4,270,910	7,299,686	3,360,790	14,107,583	6,147,083	4,073,488	2,267,068
Shares issued upon reinvestment of dividends and distributions:
Standard Class	766	170	21,425	211	880	153	2,568	540
Service Class	102,116	39,193	68,684	18,795	154,684	17,440	57,024	13,465

	7,443,232	4,324,649	9,923,166	3,409,194	14,588,770	6,192,693	4,330,502	2,338,697

Shares repurchased:
Standard Class	(12,104)	(1,263)	(406,993)	(1,965)	(273,524)	(1,663)	(53,407)	(4,373)
Service Class	(1,774,784)	(179,560)	(1,931,898)	(145,887)	(2,756,985)	(469,551)	(1,102,737)	(285,214)

	(1,786,888)	(180,823)	(2,338,891)	(147,852)	(3,030,509)	(471,214)	(1,156,144)	(289,587)

Net increase	5,656,344	4,143,826	7,584,275	3,261,342	11,558,261	5,721,479	3,174,358	2,049,110

*	Date of commencement of operations.

7.	Derivatives
Foreign Currency Exchange Contracts–The Funds may enter into foreign currency exchange contracts as away of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2009.

Financial Future Contracts—Each Fund may use futures in the normal course of pursuing their investment objectives. Each Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

8.	Market Risk
Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

LVIP SSgA Funds–42

LVIP SSgA Funds
Notes to Financial Statements (continued)

8.	Market Risk (continued)

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2009. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Rule 144A and illiquid securities. Illiquid securities have been identified on the statements of net assets.

9.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund at December 31, 2009, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP SSgA Funds–44

LVIP SSgA Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
LVIP SSgA Developed International 150 Fund	0.00%	100.00%	100.00%	0.00%
LVIP SSgA Emerging Markets 100 Fund	0.00%	100.00%	100.00%	0.00%
LVIP SSgA Large Cap 100 Fund	0.00%	100.00%	100.00%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	0.00%	100.00%	100.00%	83.96%
(A) and (B) are based on a percentage of each Fund’s total distributions.
(C) is based on a percentage of each Fund’s ordinary income distributions..
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund intend to pass through foreign tax credits in the maximum amount of $97,652 and $64,302, respectively. The gross foreign source income earned during the fiscal year 2009 by the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund were $1,433,194 and $1,727,929, respectively.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for each Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for each Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

LVIP SSgA Funds–45

LVIP SSgA Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratios to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation and an advisory fee waiver for each of the Funds through April 30, 2010. The Board noted that the investment management fees for each Fund were below the average or within an acceptable range of the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (SSgA) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the LVIP SSgA Developed International 150 Fund’s return compared to the average return of its Lipper peer group of international value funds and the MSCI EAFE ND Index. The Board reviewed the LVIP SSgA Emerging Markets 100 Fund’s return compared to the average return of its Lipper peer group of emerging markets funds and the MSCI Emerging Markets ND Index. The Board reviewed the LVIP SSgA Large Cap 100 Fund’s return compared to the average return of its Lipper peer group of multi-cap value funds and the S&P 500 Daily Reinv. Index. The Board reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s return compared to the average return of its Lipper peer group of small-cap value funds and the Russell 2000 Index. Because SSgA had begun managing the Funds in 2008, the Board focused on one-year performance. With respect to the SSgA Small-Mid Cap 200 Fund, SSgA Developed International 150 Fund and SSgA Emerging Markets 100 Fund, the Board noted that each Fund’s return was above the average of its Lipper performance group for the one year period and generally in line with the performance of the respective index. With respect to the SSgA Large Cap 100 Fund, the Board noted that returns for the one year period were below the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Funds were within the range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee for each Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Funds and noted that it was negative. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Funds are or continue to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Funds–46

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA Funds–47

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Funds–48

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP SSgA International Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country, Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	5
Statement of Operations	17
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Other Fund Information	27
Officer/Trustee Information	29

LVIP SSgA International Index Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 27.85% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the MSCI EAFE® Index*, returned 32.46%.

EAFE markets started 2009 much the same way they ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. Developed stock markets around the world began a powerful surge and rose in the last three weeks of March when some good news helped spark some optimism in the market.

The rally that started in March gained momentum over the next two quarters. The MSCI EAFE Index* gained over the course of the next two quarters, as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The MSCI EAFE Index* ended the year with gain of 32.46%. The rally in the middle of the year was the strongest surge seen in many years. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy, including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. The gains during the final three quarters of 2009 gave investors some overdue relief after a long and difficult period.

On a sector basis, the Fund’s performance benefited from the financials, materials and consumer discretionary sectors, while performance suffered from the utilities sector. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Banco Santander S.A., HSBC Holdings PLC and BHP Billiton Ltd. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Volkswagen AG, Takeda Pharmaceutical Co. Ltd. and Nintendo Co. Ltd.

The Fund seeks to replicate the returns and characteristics of the MSCI EAFE Index*. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund may not always track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses an indexing strategy and does not individually select stocks. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,701 for the Standard Class shares and to $7,668 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/09. The same $10,000 investment would have decreased to $7,838. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average Annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+27.85%

Inception (5/1/08)	−14.47%

Service Class Shares

One Year	+27.53%

Inception (5/1/08)	−14.68%

*	The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed countries in Europe, Australasia and the Far East.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,214.20	0.45%	$2.51
Service Class Shares	1,000.00	1,212.70	0.70%	3.90

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Country, Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Percentage
Country	of Net Assets

Common Stock	94.25%

Australia	7.89%
Austria	0.31%
Belgium	0.92%
Bermuda	0.06%
China	0.05%
Denmark	0.81%
Finland	1.06%
France	9.88%
Germany	7.28%
Greece	0.45%
Hong Kong	2.24%
Ireland	0.25%
Italy	3.18%
Japan	19.56%
Luxembourg	0.57%
Mexico	0.02%
Netherlands	2.72%
New Zealand	0.10%
Norway	0.70%
Portugal	0.28%
Republic of Cyprus	0.04%
Singapore	1.32%
Spain	4.36%
Sweden	2.34%
Switzerland	7.62%
United Kingdom	20.17%
United States	0.07%

Preferred Stock	0.32%

Rights	0.00%

Warrants	0.00%

Short-Term Investment	4.34%

Total Value of Securities	98.91%

Receivables and Other Assets Net of Liabilities	1.09%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	0.62%
Air Freight & Logistics	0.42%
Airlines	0.22%
Auto Components	0.61%
Automobiles	3.13%
Beverages	1.80%
Biotechnology	0.22%
Building Products	0.57%
Capital Markets	2.33%
Chemicals	2.92%
Commercial Banks	13.49%
Commercial Services & Supplies	0.82%
Communications Equipment	0.80%
Computers & Peripherals	0.45%
Construction & Engineering	0.83%
Construction Materials	0.78%
Consumer Finance	0.09%
Containers & Packaging	0.12%
Distributors	0.12%
Diversified Financial Services	1.15%
Diversified Telecommunications Services	3.76%
Electric Utilities	3.21%
Electrical Equipment	1.34%
Electronic Equipment, Instruments & Components	1.14%
Energy Equipment & Services	0.45%
Food & Staples Retailing	2.23%
Food Products	3.40%
Gas Utilities	0.91%
Health Care Equipment & Supplies	0.75%
Health Care Providers & Services	0.27%
Hotels, Restaurants & Leisure	0.79%
Household Durables	0.88%
Household Products	0.60%
Independent Power Producers & Energy Traders	0.16%
Industrial Conglomerates	1.50%
Insurance	3.96%
Internet & Catalog Retail	0.10%
Internet Software & Services	0.06%
IT Services	0.23%
Leisure Equipment & Products	0.16%
Life Science Tools & Services	0.07%
Machinery	1.96%
Marine	0.28%
Media	1.40%
Metals & Mining	5.96%
Multiline Retail	0.31%
Multi-Utilities	1.19%
Office Electronics	0.62%
Oil, Gas & Consumable Fuels	7.43%
Paper & Forest Products	0.23%
Personal Products	0.37%
Pharmaceuticals	6.68%
Real Estate Investment Trusts	1.18%
Real Estate Management & Development	1.59%
Road & Rail	0.74%
Semiconductors & Semiconductor Equipment	0.45%
Software	0.79%
Specialty Retail	0.78%
Textiles, Apparel & Luxury Goods	0.87%
Tobacco	1.10%
Trading Companies & Distributors	1.00%
Transportation Infrastructure	0.43%

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund
Country, Sector Allocations and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

Water Utilities	0.04%
Wireless Telecommunication Services	1.71%

Total	94.57%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

HSBC Holdings	1.85%
BP	1.69%
Nestle	1.57%
Total	1.26%
Banco Santander	1.25%
BHP Billiton	1.20%
Toyota Motor	1.15%
Vodafone Group	1.14%
Roche Holding	1.12%
Telefonica	1.10%

Total	13.33%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–94.25%Δ
	Australia–7.89%
±	AGL Energy	9,652	$121,318
±	Alumina	53,092	86,796
±	Amcor	24,442	136,077
±	AMP	42,821	258,654
±	Aristocrat Leisure	7,609	27,259
±†	Arrow Energy	10,416	38,738
±†	Asciano Group	55,694	90,164
±	ASX	3,250	101,324
±	Australia & New Zealand Banking Group	52,972	1,079,489
±	AXA Asia Pacific Holdings	20,994	122,751
±	Bendigo & Adelaide Bank	7,741	67,950
±	BHP Billiton	70,432	2,695,204
±	Billabong International	3,747	36,661
±	BlueScope Steel	38,693	106,614
±	Boral	13,811	73,307
±	Brambles	29,851	181,044
±	Caltex Australia	2,665	22,169
±	CFS Retail Property Trust	34,539	58,812
±	Coca-Cola Amatil	10,783	111,179
±	Cochlear	1,312	81,021
±	Commonwealth Bank of Australia	31,641	1,544,775
±	Computershare	9,393	96,105
±	Crown	11,234	80,383
±	CSL	12,124	352,560
±	CSR	27,419	44,150
±	Dexus Property Group	87,899	66,687
±	Energy Resources of Australia	1,292	27,572
±	Farifax Media	47,231	73,412
±†	Fortescue Metals Group	27,460	108,617
±	Foster’s Group	38,218	188,003
±	Goodman Fielder	24,607	35,833
±	Goodman Group	107,380	60,750
±	GPT Group	160,069	86,015
=†@	GPT Group-In Specie	160,069	0
±	Harvey Norman Holdings	9,774	36,848
±	Incitec Pivot	36,703	116,096
±	Insurance Australia Group	40,020	143,739
±	Leighton Holdings	3,150	106,780
±	Lend Lease Group	9,162	84,574
±	MAP Group	15,088	40,838
±	Macquarie Group	7,070	302,923
±	Macquarie Infrastructure Group	50,808	60,514
±	Metcash	17,390	69,730
±	Mirvac Group	53,158	74,169
±	National Australia Bank	44,308	1,081,298
±	Newcrest Mining	10,008	317,001
±	Nufarm	4,486	43,546
±	OneSteel	28,389	85,269
±	Orica	7,566	175,910
±	Origin Energy	17,851	268,574
±	OZ Minerals	58,088	61,915
±†	Paladin Energy	14,773	55,146
±	Qantas Airways	24,162	64,467
±	QBE Insurance Group	21,199	483,769
±	Rio Tinto	8,970	598,791
±	Santos	18,011	226,841
±	Sims Metal Management	3,784	74,142
±	Sonic Healthcare	7,201	99,176
±	SP Ausnet	21,633	17,753
±	Stockland	50,954	179,522
±	Suncorp-Metway	25,854	200,160
±	TABCORP Holdings	13,014	80,743
±	Tatts Group	19,985	43,599
±	Telstra	92,346	283,907
±†	Toll Holdings	13,547	105,788
±	Transurban Group	22,669	112,191
±	Wesfarmers	21,187	592,281
±	Wesfarmers PPS	3,142	87,731
±	Westfield Group	42,925	480,413
±	Westpac Banking	61,325	1,385,257
±	Woodside Petroleum	12,388	522,429
±	Woolworths	26,229	657,846
±	WorleyParsons	3,378	87,712

			17,770,781

	Austria–0.31%
±	Erste Bank der Oesterreichischen Sparkassen	4,072	151,110
±†	Immoeast	8,373	45,909
±	Oest Elettrizitatswirts Class A	1,617	68,473
±	OMV	3,255	142,628
±	Raiffeisen International Bank Holding	1,190	66,393
±	Telekom Austria	5,972	85,136
±	Vienna Insurance Group	886	45,417
±	Voestalpine	2,711	98,911

			703,977

	Belgium–0.92%
±	Anheuser-Busch InBev	15,314	791,712
*±†	Anhueser-Busch InBev VVPR Strip	1,896	14
±	Belgacom	3,519	127,581
±	Colruyt	323	77,822
±	Delhaize Group	2,118	161,811
±	Dexia	10,821	68,025
±	Fortis	45,170	166,982
±	Groupe Bruxelles Lambert	1,808	170,495
±	KBC Groep	3,129	134,260
±	Mobistar	476	32,589
±	Nationale A Portefeuille	618	32,842
±	Solvay Class A	1,221	131,322
±	UCB	1,963	81,826
±	Umicore	2,549	84,919

			2,062,200

	Bermuda–0.06%
±	Seadrill	5,549	141,038

			141,038

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

ù	China–0.05%
±†	Foxconn International Holdings	39,000	$44,895
±†	Sands China	49,468	60,354

			105,249

	Denmark–0.81%
±	A.P. Moller-Maersk Class A	12	80,945
±	A.P. Moller-Maersk Class B	28	196,447
±	Carlsberg Class B	2,300	169,074
±	Coloplast Class B	554	50,029
±	Danske Bank	9,200	206,242
±	DSV	3,700	66,960
±	H Lundbeck	1,100	19,846
±	Novo Nordisk Class B	9,050	576,950
±	Novozymes Class B	900	93,502
±†	Topdanmark	250	33,621
±	TrygVesta	569	37,350
±†	Vestas Wind Systems	4,200	255,345
±†	William Demant Holding	500	37,528

			1,823,839

	Finland–1.06%
±	Elisa	2,450	55,846
±	Fortum	9,071	245,765
±	Kesko Class B	1,100	36,277
±	Kone Class B	3,428	146,709
±	Metso	2,400	84,309
±	Neste Oil	2,872	50,968
±	Nokia	78,300	1,011,078
±	Nokian Renkaat	2,330	56,425
±	Orion Class B	2,257	48,611
±	Outokumpu	2,200	41,591
±	Pohjola Bank	3,457	37,237
±	Rautaruukki	1,800	41,582
±	Sampo Class A	8,386	204,012
±	Sanoma	1,560	35,149
±	Stora Enso Class R	11,800	82,653
±	UPM-Kymmene	11,107	131,874
±	Wartsila	2,000	80,058

			2,390,144

	France–9.88%
±	Accor	3,181	173,840
±	ADP	573	45,996
±	Air France-KLM	3,037	47,597
±†	Air Liquide	5,338	633,996
±	Alcatel-Lucent	51,920	174,595
±	Alstom	4,126	288,173
±†	Atos Origin	846	38,707
±	AXA	36,655	859,472
±	BIC	638	44,018
±	BioMerieux	355	41,423
±	BNP Paribas	20,022	1,586,003
±	Bouygues	4,916	254,303
±	Bureau Veritas	860	44,771
±	Cap Gemini	2,826	128,752
±	Carrefour	13,514	647,364
±	Casino Guichard Perrachon	1,234	109,798
±	Christian Dior	1,254	128,339
±	Cie de Saint-Gobain	7,968	431,662
±	Cie Generale d’Optique Essilor International	4,055	242,215
±†	Cie Generale de Geophysique-Veritas	2,492	52,901
±	CNP Assurances	845	81,717
±	Compagnie Generale des Etablissements Michelin Class B	3,242	247,972
±	Credit Agricole	19,261	337,580
±	Dassault Systemes	1,369	77,854
±	EDF	5,151	305,735
±	Eiffage	747	42,047
±	Eramet	93	29,086
±	Eurazeo	513	35,537
±	Eutelsat Communications	1,768	56,650
±	Fonciere Des Regions	393	40,132
±	France Telecom	38,772	967,562
±	GDF Suez	25,953	1,122,821
±	Gecina	308	33,446
±	Groupe Danone	11,550	707,098
±	Hermes International	1,065	141,588
±	Icade	452	43,218
±	Iliad	260	31,030
±	Imerys	613	36,649
±	Ipsen	341	18,883
±	JC Decaux	1,317	31,925
±	Klepierre	1,979	80,073
±	Lafarge	4,261	350,446
±	Lagardere	2,239	90,527
±	Legrand	1,915	53,227
±	L’Oreal	5,124	571,520
±	LVMH Moet Hennessy Vuitton	5,165	578,373
±	M6-Metropole Television	1,170	29,906
±	Natixis	20,450	101,979
±	Neopost	711	58,605
±	PagesJaunes Groupe	2,268	25,246
±	Pernod-Ricard	4,042	345,172
±	Peugeot	3,162	106,158
±	PPR	1,630	195,398
±	Publicis Groupe	2,443	99,201
±	Renault	3,942	201,956
±	Safran	4,386	85,586
±	Sanofi-Aventis	22,243	1,746,936
±	Schneider Electric	5,036	584,773
±	SCOR	3,255	81,664
±	Societe Des Autoroutes Paris-Rhin Rhone	365	28,065
±	Societe Generale	13,320	924,247
±	Societe Television Francaise 1	2,105	38,608
±	Sodexo	2,005	113,933
±	Suez Enviornnement	5,693	131,102

LVIP SSgA International Index Fund–6

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	France (continued)

±	Technip	2,117	$148,748
±	Thales	1,740	89,309
±	Total	44,311	2,842,323
±	Unibail-Rodamco	1,831	401,701
±	Vallourec	1,205	217,718
±	Veolia Environnement	8,345	274,713
±	Vinci	9,058	509,028
±	Vivendi	25,981	770,087

			22,238,783

	Germany–7.28%
±	Adidas	3,941	214,143
±	Allianz	9,458	1,177,309
±	BASF	19,168	1,192,382
±	Bayer	17,250	1,384,244
±	Bayerische Motoren Werke	6,697	306,374
±	Beiersdorf	1,929	127,607
±	Celesio	1,708	43,434
±	Commerzbank	15,667	131,651
±	Daimler	18,861	1,001,658
±	Deutsche Bank	12,400	878,478
±	Deutsche Boerse	3,945	325,801
±	Deutsche Lufthansa	4,682	79,055
±	Deutsche Post	17,319	335,889
±	Deutsche Postbank	1,964	64,020
±	Deutsche Telekom	60,050	884,030
±	E.ON	39,588	1,652,656
±	Fraport	851	43,467
±	Fresenius	726	45,228
±	Fresenius Medical Care	4,154	220,542
±	GEA Group	3,344	74,297
±	Hannover Rueckversicherung	1,177	55,118
±	HeidelBergCement	2,885	197,300
±	Henkel	2,615	116,436
±	Hochtief	923	69,776
±†	Infineon Technologies	23,755	131,983
±	K+S	4,101	233,701
±	Linde	3,126	374,743
±	MAN	2,285	176,836
±	Merck	1,243	115,577
±	Metro	2,297	141,184
±	Muenchener Rueckversicherungs	4,105	639,722
±	Puma	113	37,837
±	RWE	8,875	863,527
±	Salzgitter	785	77,021
±	SAP	17,781	848,605
±	Siemens	17,138	1,574,600
±	Solarworld	1,346	29,505
±	Suedzucker	1,720	35,814
±	ThyssenKrupp	6,916	261,414
±	TUI	3,619	30,320
±	United Internet	2,351	30,773
±	Volkswagen	903	99,373
±	Wacker Chemie	342	59,201

			16,382,631

	Greece–0.45%
±	Alpha Bank	9,740	113,508
±	Coca-Cola Hellenic Bottling	4,220	95,934
±†	EFG Eurobank Ergasias	6,489	72,424
±	Hellenic Petroleum	2,280	25,493
±	Hellenic Telecommunications Organization	5,030	73,730
±	Marfin Investment Group	13,866	39,253
±	National Bank of Greece	12,695	325,726
±	OPAP	5,180	113,655
±†	Piraeus Bank	6,127	70,212
±	Public Power	2,430	45,007
±	Titan Cement	1,350	39,104

			1,014,046

■	Hong Kong–2.24%
±	ASM Pacific Technology	4,000	37,817
±	Bank of East Asia	29,207	114,736
±	BOC Hong Kong Holdings	72,000	161,754
±	Cathay Pacific Airways	29,000	53,853
±	Cheung Kong Holdings	30,000	385,490
±	Cheung Kong Infrastructure Holdings	9,000	34,223
±	Chinese Estates Holdings	18,000	30,668
±	CLP Holdings	41,000	277,460
±	Esprit Holdings	26,130	173,356
±†	Genting International Singapore	100,800	92,843
±	Hang Lung Group	17,000	84,071
±	Hang Lung Properties	46,000	180,329
±	Hang Seng Bank	16,200	238,325
±	Henderson Land Development	22,000	164,394
±	Hong Kong & China Gas	79,600	199,641
±	Hong Kong Aircraft Engineering	1,600	20,698
±	Hong Kong Electric Holdings	29,000	157,965
±	Hong Kong Exchanges & Clearing	22,000	391,418
±	Hopewell Holdings	10,000	32,241
±	Hutchison Telecommunications Hong Kong Holdings	10,000	1,695
±†	Hutchison Telecommunications International	10,000	2,066
±	Hutchison Whampoa	45,000	307,872
±	Hysan Development	11,489	32,514
±	Kerry Properties	14,031	70,966
±	Li & Fung	50,000	206,714
±	Lifestyle International Holdings	17,500	32,532
±	Link REIT	47,981	122,429
±†	Mongolia Energy	79,000	40,196
±	MTR	26,888	92,627
±	New World Development	46,965	95,683
±	Noble Group	28,000	64,214
±	NWS Holdings	14,236	26,127
±	Orient Overseas International	5,000	23,185

LVIP SSgA International Index Fund–7

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

■	Hong Kong (continued)
±	PCCW	78,000	$18,786
±	Shagri-La Asia	30,000	56,205
±	Sino Land	33,352	64,207
±	Sun Hung Kai Properties	30,000	446,057
±	Swire Pacific Class A	16,500	199,533
±	Television Broadcasts	5,000	24,021
±	Wharf Holdings	28,000	160,686
±	Wheelock	16,000	48,803
±	Wing Hang Bank	3,500	32,571
±	Yue Yuen Industrial Holdings	11,000	31,846

			5,032,817

	Ireland–0.25%
=†	Anglo Irish Bank	3,965	0
±	CRH	14,480	393,181
±†	Elan	10,559	66,550
±	Kerry Group Class A	3,281	96,363

			556,094

	Italy–3.18%
±	A2A	24,810	51,983
±	ACEA	1,222	13,082
±	Assicurazioni Generali	24,865	668,985
±	Atlantia	5,419	141,531
±	Autogrill	2,575	32,414
±	Banca Carige	11,808	31,479
±	Banca Monte Dei Paschi Siena	45,063	78,673
±	Banca Popolare di Milano	7,465	52,967
±†	Banco Popolare	13,373	100,047
±	Enel	137,936	797,507
±	ENI	54,871	1,395,482
±	Exor	1,446	28,123
±†	Fiat	15,279	223,296
±	Finmeccanica	8,145	130,236
±	Fondiaria-Sai	1,285	20,401
±	Intesa Sanpaolo Ordinary Shares	161,717	726,766
±	Intesa Sanpaolo Savings Shares	17,385	58,172
±	Italcementi	549	7,500
±	Italcementi Savings Shares	768	5,592
±	Luxottica Group	2,276	58,770
±	Mediaset	14,055	115,406
±†	Mediobanca	8,970	106,421
±	Mediolanum	4,280	26,700
±	Parmalat	37,765	105,440
±	Pirelli & C	49,713	29,732
±	Prysmian	1,898	33,086
±	Saipem	5,703	196,552
±	Snam Rete Gas	30,366	150,603
±	Telecom Italia	209,362	326,161
±	Telecom Italia Savings Shares	117,279	130,088
±	Terna	28,250	121,330
±	UniCredit	297,798	994,446
±	Unione di Banche Italiane SCpA	12,214	174,843
±	Unipol Gruppo Finanziario	13,744	18,775

			7,152,589

	Japan–19.56%
±	77 Bank	9,000	47,915
±	ABC-Mart	200	5,552
±	Acom	835	12,721
±	Advantest	3,300	86,024
±	Aeon	13,000	105,584
±	Aeon Credit Service	1,700	16,422
±	Aeon Mall	1,300	25,202
±	Aioi Insurance	11,000	52,762
±	Air Water	3,000	35,360
±	Aisin Seiki	3,600	104,075
±	Ajinomoto	13,000	122,434
±	Alfresa Holdings	1,000	39,785
±	All Nippon Airways	18,000	48,889
±	Amada	6,000	37,606
±	Aozora Bank	14,000	14,890
±	Asahi Breweries	7,800	143,748
±	Asahi Glass	21,000	199,882
±	Asahi Kasei	25,000	125,343
±	Asics	4,000	35,923
±	Astellas Pharma	9,300	347,196
±	Bank of Kyoto	6,000	48,527
±	Bank of Yokohama	25,000	114,060
±	Benesse Holdings	1,600	66,941
±	Bridgestone	12,900	227,700
±	Brother Industries	4,900	56,389
±	Canon	22,300	949,219
±	Canon Marketing Japan	1,600	23,593
±	Casio Computer	4,100	32,843
±	Central Japan Railway	31	207,626
±	Chiba Bank	18,000	107,730
±	Chiyoda	4,000	30,913
±	Chubu Electric Power	13,500	322,258
±	Chugai Pharmaceutical	5,100	95,388
±	Chugoku Bank	3,000	37,229
±	Chugoku Electric Power	5,500	105,107
±	Chuo Mitsui Trust Holdings	18,000	60,675
±	Citizen Holdings	7,300	42,212
±	Coca-Cola West	1,100	19,420
±	Cosmo Oil	12,000	25,231
±	Credit Saison	3,500	39,223
±	Dai Nippon Printing	12,000	153,100
±	Daicel Chemical Industries	5,000	29,389
±	Daido Steel	6,000	22,289
±	Daihatsu Motor	3,000	30,007
±	Daiichi Sankyo	14,000	293,790
±	Daikin Industries	4,700	185,757
±	Dainippon Sumitomo Pharma	3,900	40,959
±	Daito Trust Construction	1,800	85,282
±	Daiwa House Industry	10,000	107,596
±	Daiwa Securities Group	34,000	171,220

LVIP SSgA International Index Fund–8

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Dena	6	$35,566
±	Denki Kagaku Kogyo	9,000	40,260
±	Denso	10,100	305,389
±	Dentsu	3,800	87,544
±	Dowa Holdings	5,000	27,683
±	East Japan Railway	7,100	449,583
±	Eisai	5,400	198,666
±	Electric Power Development	2,400	68,283
†±	Elpida Memory	4,000	65,234
±	FamilyMart	1,400	41,357
±	Fanuc	4,000	373,048
±	Fast Retailing	1,000	188,061
±	Fuji Electric Holdings	11,000	19,036
±	Fuji Heavy Industries	11,000	53,784
±	Fuji Media Holdings	5	6,932
±	FUJIFILM Holdings	10,100	305,223
±	Fujitsu	39,000	253,211
±	Fukuoka Financial Group	19,000	66,258
±	Furkukawa Electric	12,000	50,148
±	GS Yuasa	8,000	59,180
±	Gunma Bank	8,000	40,942
±	Hachijuni Bank	10,000	58,394
±	Hakuhodo DY Holdings	430	20,959
±	Hankyu Hanshin Holdings	25,000	111,574
±	Hikari Tsushin	200	3,646
±	Hino Motors	7,000	24,235
±	Hirose Electric	700	73,442
±	Hiroshima Bank	10,000	38,557
±	Hisamitsu Pharmaceutical	1,100	35,548
±	Hitachi	97,000	298,383
±	Hitachi Chemical	1,800	36,709
±	Hitachi Construction Machinery	2,600	68,197
±	Hitachi High-Technologies	1,300	25,809
±	Hitachi Metals	4,000	38,508
±	Hokkaido Electric Power	3,700	67,164
±	Hokuhoku Financial Group	30,000	61,378
±	Hokuriku Electric Power	4,100	89,577
±	Honda Motor	34,900	1,184,874
±	HOYA	8,900	237,628
±	Ibiden	2,600	93,308
±	Idemitsu Kosan	400	23,367
±	IHI	25,000	39,895
±	INPEX	17	128,622
±	Isetan Mitsukoshi Holdings	6,700	60,535
±	Isuzu Motors	20,000	37,593
±	Ito EN	1,600	24,109
±	ITOCHU	31,000	229,138
±	Itochu Techno-Solutions	300	8,061
±	Iyo Bank	5,000	40,703
±	J Front Retailing	9,000	39,772
±	Jafco	700	16,952
±†	Japan Airlines	18,000	12,948
±	Japan Petroleum Exploration	500	22,061
±	Japan Prime Realty Investment	10	20,792
±	Japan Real Estate Investment	11	81,142
±	Japan Retail Fund Investment	6	27,001
±	Japan Steel Works	8,000	102,074
±	Japan Tobacco	94	317,595
±	JFE Holdings	10,400	411,365
±	JGC	4,000	73,758
±	Joyo Bank	14,000	56,295
±	JS Group	5,100	87,852
±	JSR	4,200	85,533
±	JTEKT	4,000	51,480
±	Jupiter Telecommunications	45	44,557
±	Kajima	14,000	28,345
±	Kamigumi	5,000	36,508
±	Kaneka	7,000	44,629
±	Kansai Electric Power	16,200	365,814
±	Kansai Paint	4,000	33,543
±	Kao	11,300	265,006
±	Kawasaki Heavy Industries	33,000	83,815
±	Kawasaki Kisen Kaisha	11,000	31,451
±	KDDI	59	312,708
±	Keihin Electric Express Railway	8,000	58,930
±	Keio	11,000	66,422
±	Keisei Electric Railway	5,000	27,370
±	Keyence	840	174,449
±	Kikkoman	4,000	49,044
±	Kinden	2,000	16,958
±	Kintetsu	35,000	116,085
±	Kirin Holdings	17,000	272,805
±	Kobe Steel	47,000	85,228
±	Koito Manufacturing	3,000	48,182
±	Komatsu	19,300	404,290
±	Konami	1,600	28,585
±	Konica Minolta Holdings	10,500	108,275
±	Kubota	22,000	201,999
±	Kuraray	6,500	76,553
±	Kurita Water Industries	2,200	69,163
±	Kyocera	3,300	290,820
±	Kyowa Hakko Kirin	6,000	63,490
±	Kyushu Electric Power	7,600	156,638
±	Lawson	1,400	61,871
±†	Leopalace21	2,400	9,951
±	Mabuchi Motor	500	24,796
±	Makita	2,400	82,489
±	Marubeni	35,000	193,464
±	Marui Group	3,400	20,949
±	Maruichi Steel Tube	300	5,994
±	Matsui Securities	2,500	17,429
±	Mazda Motor	33,000	75,930
±	McDonald’s Holdings Japan	1,300	24,880
±	MEDIPAL Holdings	3,400	42,169
±	MEIJI Holdings	1,234	46,662
±	Minebea	8,000	43,440
±	Mitsubishi	26,400	658,011
±	Mitsubishi Chemical Holdings	22,500	95,874

LVIP SSgA International Index Fund–9

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Mitsubishi Electric	40,000	$297,338
±	Mitsubishi Estate	25,000	399,404
±	Mitsubishi Gas Chemical	6,000	30,255
±	Mitsubishi Heavy Industries	67,000	236,459
±	Mitsubishi Logistics	2,000	23,610
±	Mitsubishi Materials	24,000	58,737
±†	Mitsubishi Motors	70,000	97,359
±	Mitsubishi Rayon	10,000	40,250
±	Mitsubishi Tanabe Pharma	4,000	49,944
±	Mitsubishi UFJ Financial Group	221,300	1,090,778
±	Mitsubishi UFJ Lease & Finance	1,430	43,108
±	Mitsui	36,600	519,546
±	Mitsui Chemicals	20,000	51,819
±	Mitsui Engineer & Shipbuilding	12,000	28,920
±	Mitsui Fudosan	17,000	287,625
±	Mitsui Mining & Smelting	11,000	28,608
±	Mitsui OSK Lines	24,000	126,866
±	Mitsui Sumitomo Insurance Group Holdings	8,700	222,352
±	Mitsumi Electric	1,400	24,744
±	Mizuho Financial Group	288,500	519,145
±	Mizuho Securities	9,000	27,251
±†	Mizuho Trust & Banking	25,000	23,339
±	Murata Manufacturing	4,500	224,727
±	Namco Bandai Holdings	3,900	37,281
±	NEC	56,000	144,849
±	NGK Insulators	5,000	109,418
±	NGK Spark Plug	4,000	45,407
±	NHK Spring	4,000	37,267
±	Nidec	2,300	212,710
±	Nikon	7,100	140,290
±	Nintendo	2,100	501,881
±	Nippon Building Fund	11	83,655
±	Nippon Electric Glass	7,000	96,409
±	Nippon Express	20,000	82,648
±	Nippon Meat Packers	3,000	34,754
±	Nippon Mining Holdings	21,500	92,333
±	Nippon Oil	24,000	111,338
±	Nippon Paper Group	2,300	58,735
±	Nippon Sheet Glass	10,000	28,676
±	Nippon Steel	106,000	429,788
±	Nippon Telegraph & Telephone	10,700	422,955
±	Nippon Yusen	34,000	104,782
±	Nipponkoa Insurance	12,000	68,367
±	Nishi-Nippon City Bank	17,000	41,654
±	Nissan Chemical Industries	4,000	57,054
±	Nissan Motor	52,100	458,146
±	Nissay Dowa General Insurance	4,000	19,206
±	Nissha Printing	700	34,507
±	Nisshin Seifun Group	4,500	60,852
±	Nisshin Steel	10,000	17,691
±	Nisshinbo Holdings	2,000	18,543
±	Nissin Food Holdings	1,300	42,492
±	Nitori	850	63,308
±	Nitto Denko	3,600	129,409
±	NOK	2,000	27,603
±	Nomura Holdings	73,900	549,925
±	Nomura Real Estate Holdings	2,400	35,626
±	Nomura Real Estate Office Fund	6	32,653
±	Nomura Research Institute	1,800	35,422
±	NSK	9,000	66,084
±	NTN	12,000	54,253
±	NTT Data	24	74,469
±	NTT DoCoMo	316	441,259
±	NTT Urban Development	21	14,027
±	Obayashi	12,000	40,873
±	Obic	140	22,872
±	Odakyu Electric Railway	14,000	107,509
±	OJI Paper	16,000	67,081
±	Olympus	4,500	145,178
±	Omron	4,200	75,585
±	Ono Pharmaceutical	1,800	77,321
±	Onward Holdings	1,000	6,191
±	Oracle Japan	600	25,015
±	Oriental Land	1,100	72,426
±	ORIX	2,020	137,619
±	Osaka Gas	44,000	148,388
±	Osaka Titanium Technologies	200	5,516
±	Otsuka	400	19,964
±	Panasonic	40,400	581,990
±	Panasonic Electric Works	8,000	96,990
±	Promise	1,700	13,056
±	Rakuten	156	118,844
±	Resona Holdings	9,300	94,547
±	Ricoh	15,000	215,070
±	Rinnai	700	33,849
±	Rohm	1,900	124,079
±	Sankyo	1,100	55,116
±	Santen Pharmaceutical	1,800	57,858
±†	Sanyo Electric	34,000	62,843
±	Sapporo Hokuyo Holdings	6,200	22,518
±	Sapporo Holdings	5,000	27,569
±	SBI Holdings	369	66,106
±	Secom	4,500	213,877
±	Sega Sammy Holdings	3,300	39,516
±	Seiko Epson	2,600	42,044
±	Sekisui Chemical	10,000	62,249
±	Sekisui House	13,000	118,094
±	Senshu Ikeda Holdings	13,000	47,489
±	Seven & I Holdings	16,400	335,078
±	Seven Bank	12	23,972
±	Sharp	21,000	265,365
±	Shikoku Electric Power	4,000	103,418
±	Shimadzu	4,000	26,660
±	Shimamura	400	38,244
±	Shimano	1,300	52,517
±	Shimizu	10,000	35,941
±	Shin-Etsu Chemical	8,800	497,154

LVIP SSgA International Index Fund–10

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Shinko Electric Industries	1,700	$24,762
±	Shinsei Bank	11,000	11,991
±	Shionogi	6,000	130,172
±	Shiseido	7,100	136,543
±	Shizuoka Bank	13,000	113,233
±	Showa Denko	32,000	63,770
±	Showa Shell Sekiyu	3,700	30,176
±	SMC	1,100	125,681
±	Softbank	16,100	377,671
±	Sojitz	22,600	42,789
±	Sompo Japan Insurance	18,000	116,129
±	Sony	20,800	605,083
±	Sony Financial Holdings	20	52,082
±	SQUARE ENIX Holdings	1,300	27,443
±	Stanley Electric	3,400	69,008
±	Sumco	2,200	38,900
±	Sumitomo	23,800	242,506
±	Sumitomo Chemical	36,000	158,050
±	Sumitomo Electric Industries	15,300	190,698
±	Sumitomo Heavy Industries	13,000	65,857
±	Sumitomo Metal Industries	66,000	177,525
±	Sumitomo Metal Mining	11,000	162,438
±	Sumitomo Mitsui Financial Group	19,300	554,178
±	Sumitomo Realty & Development	8,000	151,117
±	Sumitomo Rubber Industries	2,300	20,008
±	Sumitomo Trust & Banking	28,000	137,570
±	Suruga Bank	4,000	34,880
±	Suzuken	1,400	46,073
±	Suzuki Motor	7,300	179,893
±	Sysmex	700	36,625
±	T&D Holdings	6,500	133,761
±	Taiheiyo Cement	15,000	17,122
±	Taisei	17,000	29,187
±	Taisho Pharmaceutical	2,000	34,433
±	Taiyo Nippon Sanso	6,000	63,897
±	Takashimaya	5,000	31,879
±	Takeda Pharmaceutical	16,000	659,645
±	TDK	2,300	140,649
±	Teijin	17,000	54,960
±	Terumo	3,500	211,081
±	THK	2,600	46,265
±	Tobu Railway	15,000	78,355
±	Toho	1,800	29,257
±	Toho Gas	10,000	53,168
±	Tohoku Electric Power	9,200	182,438
±	Tokio Marine Holdings	15,000	409,602
±	Tokuyama	6,000	33,571
±	Tokyo Broadcasting System Holdings	400	5,625
±	Tokyo Electric Power	25,900	650,469
±	Tokyo Electron	3,400	218,380
±	Tokyo Gas	47,000	187,728
±	Tokyo Steel Manufacturing	1,900	21,403
±	Tokyo Tatemono	5,000	19,246
±	Tokyu	25,000	99,618
±	Tokyu Land	10,000	37,171
±	TonenGeneral Sekiyu	6,000	50,165
±	Toppan Printing	13,000	105,917
±	Toray Industries	26,000	141,548
±	Toshiba	83,000	460,856
±	Tosoh	9,000	24,872
±	TOTO	4,000	25,451
±	Toyo Seikan Kaisha	2,500	38,110
±	Toyo Suisan Kaisha	2,000	46,151
±	Toyoda Gosei	1,200	36,376
±	Toyota Boshoku	1,500	33,513
±	Toyota Industries	4,000	119,542
±	Toyota Motor	61,500	2,594,570
±	Toyota Tsusho	4,900	72,555
±	Trend Micro	2,000	76,017
±	Tsumura	1,000	32,349
±	Ube Industries	18,000	49,280
±	Unicharm	800	75,045
±	UNY	3,000	21,170
±	Ushio	2,600	43,386
±	USS	440	26,878
±	West Japan Railway	35	117,418
±	Yahoo Japan	328	98,683
±	Yakult Honsha	2,100	63,617
±	Yamada Denki	1,880	126,910
±	Yamaguchi Financial Group	5,000	46,443
±	Yamaha	2,900	34,963
±†	Yamaha Motor	3,900	49,356
±	Yamato Holdings	8,400	117,004
±	Yamato Kogyo	800	26,173
±	Yamazaki Baking	2,000	23,804
±	Yaskawa Electric	5,000	41,680
±	Yokogawa Electric	4,200	37,116

			44,028,658

	Luxembourg–0.57%
±	ArcelorMittal	17,814	813,133
±	Millicom International Cellular SDR	1,599	118,597
±	SES FDR	5,782	130,080
±	Tenaris	10,126	217,936

			1,279,746

	Mexico–0.02%
±	Fresnillo	3,230	40,766

			40,766

	Netherlands–2.72%
±	AEGON	33,905	216,827
±	Akzo Nobel	4,828	319,744
±	ASML Holding	9,092	310,006
±	Corio	996	67,767
±	European Aeronautic Defence & Space	8,538	171,396
±	Fugro CVA	1,618	92,814
±	Heineken	5,380	255,069

LVIP SSgA International Index Fund–11

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Netherlands (continued)

±	Heineken Holding	2,262	$94,479
±	ING Groep CVA	77,306	743,504
±†	James Hardie Industries CDI	10,178	77,417
±	Koninklijke Ahold	24,647	326,108
±	Koninklijke Boskalis Westminster	1,140	43,829
±	Koninklijke DSM	3,082	151,229
±	Koninklijke KPN	35,731	606,532
±	Koninklijke Philips Electronics	20,784	613,547
±†	Koninklijke Vopak	627	49,627
±†	QIAGEN	4,732	106,358
±	Randstad Holding	2,283	113,446
±	Reed Elsevier	16,143	197,802
±	SBM Offshore	3,873	75,888
±	TNT	7,796	239,203
±	Unilever CVA	34,378	1,117,410
±	Wolters Kluwer	6,081	132,813

			6,122,815

	New Zealand–0.10%
±	Auckland International Airport	19,701	28,783
±†	Contact Energy	5,925	26,359
±	Fletcher Building	12,008	69,234
±	Sky City Entertainment Group	11,588	27,657
±	Telecom of New Zealand	42,132	75,635

			227,668

	Norway–0.70%
±	DnB NOR	22,422	241,816
±	Norsk Hydro	13,783	115,664
±	Orkla	15,685	153,725
±†	Renewable Energy	7,277	56,117
±	StatoilHydro	23,300	580,497
±	Telenor	18,200	253,987
±	Yara International	4,000	180,995

			1,582,801

	Portugal–0.28%
±	Banco Comercial Portugues	51,020	61,406
±	Banco Espirito Santo	11,890	77,337
±	Brisa Auto-Estradas de Portugal	4,309	44,218
±	Cimpor Cimentos de Portugal	6,268	57,536
±	Energias de Portugal	37,624	167,283
±	Galp Energia Class B	2,784	48,024
±	Jeronimo Martins	3,776	37,713
±	Portugal Telecom	12,103	147,486

			641,003

	Republic of Cyprus–0.04%
±	Bank of Cyprus	12,121	83,188

			83,188

	Singapore–1.32%
±	Ascendas Real Estate Investment Trust	30,000	47,086
±	CapitaLand	51,000	151,268
±†	CapitaMall Trust	46,000	58,703
±†	CapitaMalls Asia	33,000	59,654
±	City Developments	11,000	89,926
±	ComfortDelgro	40,000	46,519
±	Cosco Singapore	23,000	19,282
±	DBS Group Holdings	36,500	396,719
±	Fraser & Neave	18,000	53,496
±	Golden Agri-Resources	109,137	39,322
±	Jardine Cycle & Carriage	2,000	38,179
±	Keppel	25,000	145,603
±	Neptune Orient Lines	24,750	28,882
±	Olam International	21,292	39,998
±	Oversea-Chinese Banking	52,883	340,461
±	SembCorp Industries	21,000	54,864
±	SembCorp Marine	15,000	39,130
±	Singapore Airlines	12,000	127,069
±	Singapore Airport Terminal Services	7,300	14,182
±	Singapore Exchange	16,000	94,194
±	Singapore Press Holdings	33,000	85,891
±	Singapore Technologies Engineering	26,000	59,830
±	Singapore Telecommunications	168,000	369,974
±	StarHub	13,000	19,851
±	United Overseas Bank	25,000	347,932
±	UOL Group	11,000	31,694
±	Wilmar International	28,000	127,294
±	Yangzijiang Shipbuilding Holdings	45,000	38,429

			2,965,432

	Spain–4.36%
±	Abertis Infraestructuras	5,618	126,850
±	Acciona	568	74,144
±	Acerinox	2,522	52,600
±	ACS	2,990	149,265
±	Banco Bilbao Vizcaya Argentaria	75,053	1,366,039
±	Banco de Sabadell	18,207	101,000
±	Banco de Valencia	5,233	39,727
±	Banco Popular Espanol	16,929	124,184
±	Banco Santander	171,083	2,823,345
±	Bankinter	5,740	59,058
±	Criteria Caixacorp	17,806	84,227
±†	EDP Renovaveis	3,900	36,929
±	Enagas	3,529	78,128
±	Ferrovial	9,066	106,931
±	Fomento de Construcciones y Contratas	727	30,786
±	Gamesa Technologica	3,668	61,714
±	Gas Natural SDG	4,568	98,334
±	Gestevision Telecinco	2,145	31,158
±	Grifols	2,234	39,175
±	Iberdrola	75,869	726,071
±	Iberdrola Renovables	16,044	76,300
±	IBERIA	11,024	29,864
±	Inditex	4,677	291,703
±	Indra Sistemas	1,915	45,268
±	Mapfre	15,009	62,948
±	Red Electrica	2,313	128,900

LVIP SSgA International Index Fund–12

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Spain (continued)

±	Repsol YPF	15,542	$416,511
±†	Sacyr Vallehermoso	1,600	18,339
±	Telefonica	88,879	2,484,343
±	Zardoya Otis	3,092	60,100

			9,823,941

	Sweden–2.34%
±	Alfa Laval	7,100	98,128
±	Assa Abloy Class B	6,800	130,928
±	Atlas Copco Class A	14,220	208,914
±	Atlas Copco Class B	7,647	99,653
±	Electrolux Class B	4,990	117,194
±	Ericsson LM Class B	62,800	577,813
±	Getinge Class B	4,133	78,945
±	Hennes & Mauritz Class B	10,900	603,919
±	Holmen Class B	1,000	25,463
±	Husqvarna Class B	7,936	58,188
±	Investor Class B	9,800	181,416
±†	Lundin Petroleum	5,350	42,185
±	Nordea Bank	66,600	674,409
±	Sandvik	20,121	242,159
±	Scania Class B	6,400	82,605
±	Securitas Class B	6,200	60,687
±	Skandinaviska Enskilda Banken	32,200	198,944
±	Skanska Class B	8,500	144,147
±	SKF Class B	8,600	148,211
±	SSAB Class A	4,200	71,292
±	SSAB Class B	1,800	27,862
±	Svenska Cellulosa Class B	11,200	149,242
±	Svenska Handelsbanken Class A	10,300	293,279
±	Swedbank Class A	13,500	132,839
±	Swedish Match	5,500	120,180
±	Tele2 Class B	5,680	87,203
±	TeliaSonera	46,500	335,894
±	Volvo Class A	9,300	79,226
±	Volvo Class B	22,200	190,302

			5,261,227

	Switzerland–7.62%
±	ABB	46,235	890,057
±†	Actelion	2,060	109,919
±	Adecco	2,512	138,441
±	Aryzta	1,929	71,774
±	Baloise Holding	954	79,132
±	BKW FMB Energie	202	15,728
±	Compagnie Financiere Richemont Units Class A	10,841	364,197
±	Credit Suisse Group	23,757	1,175,818
±	GAM Holding	3,804	46,018
±	Geberit	855	151,427
±	Givaudan	164	131,100
±	Holcim	5,290	410,728
±	Julius Baer Holding	4,317	151,676
±	Kuehne & Nagel International	1,035	100,535
±	Lindt & Spruengli	18	38,608
±	Lindt & Spruengli PC	2	49,068
±†	Logitech International	3,282	56,871
±	Lonza Group	851	59,903
±	Nestle	72,673	3,523,679
±	Nobel Biocare Holding	2,880	96,430
±	Novartis	44,298	2,416,744
±	Pargesa Holding	606	52,675
±	Roche Holding	14,746	2,519,321
±	Schindler Holding	425	32,026
±	Schindler Holding PC	1,096	83,840
±	SGS	119	155,202
±	Sonova Holding	943	114,134
±	STMicrolectronics	13,945	128,684
±	Straumann Holding	181	50,788
±	Swatch Group	629	159,059
±	Swatch Group Bearer Shares	1,095	52,071
±†	Swiss Life Holding	585	74,362
±	Swiss Reinsurance	7,059	337,832
±	Swisscom	492	187,719
±	Syngenta	1,952	550,728
±	UBS	75,122	1,168,687
±	Xstrata	40,553	724,055
±	Zurich Financial Services	3,136	684,942

			17,153,978

	United Kingdom–20.17%
±	3i Group	19,671	89,053
±	Admiral Group	3,908	74,579
±	AMEC	7,251	92,377
±†	Anglo American	27,787	1,203,652
±	Antofagasta Plc	7,660	122,108
±	Associated British Foods	8,029	106,570
±	AstraZeneca	30,536	1,434,966
±†	Autonomy	4,536	110,219
±	Aviva	57,733	366,633
±	BAE Systems	74,255	428,702
±	Balfour Beatty	18,823	78,497
±	Barclays	238,248	1,049,497
±	BG Group	70,140	1,268,343
±	BHP Billiton	46,004	1,467,839
±	BP	392,800	3,799,607
±†	British Airways	9,804	29,599
±	British American Tobacco	41,631	1,352,281
±	British Land	17,971	138,609
±	British Sky Broadcasting	24,466	221,127
±	BT Group	167,391	364,764
±	Bunzl	7,034	75,566
±	Burberry Group	9,566	91,548
±	Cable & Wireless	50,681	115,364
±	Cadbury	27,792	356,876
±†	Cairn Energy	28,230	150,849
±	Capita Group	12,882	155,647
±†	Carnival	3,555	121,297

LVIP SSgA International Index Fund–13

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	United Kingdom (continued)

±	Carphone Warehouse	8,264	$24,875
±	Centrica	105,126	475,437
±	Cobham	22,315	90,262
±	Compass Group	37,272	267,973
±	Diageo	52,326	913,424
±	Drax Group	7,312	48,600
±	Eurasian Natural Resources	5,576	81,723
±	Experian Group	20,978	208,011
±	F&C Asset Management	3,523	4,299
±	Firstgroup	8,806	60,274
±	G4S	28,036	118,035
±	GlaxoSmithKline	109,503	2,323,476
±	Hammerson	14,186	96,613
±	Home Retail Group	16,854	76,351
±	HSBC Holdings	365,168	4,171,355
±	ICAP	11,370	78,283
±	Imperial Tobacco Group	21,635	681,884
±	Inmarsat	8,768	97,620
±	Intercontinental Hotels Group	5,911	84,884
±	International Power	34,157	170,136
±	Invensys	17,649	84,757
±	Investec	8,103	55,229
±	J Sainsbury	25,609	133,567
±	Johnson Matthey	4,054	100,195
±	Kazakhmys	4,628	98,123
±	Kingfisher	50,479	186,258
±	Ladbrokes	196	433
±	Land Securities Group	16,905	185,361
±	Legal & General Group	117,265	150,666
±	Liberty International	11,950	98,277
±	Lloyds Banking Group	812,208	650,388
±	London Stock Exchange Group	2,606	30,050
±†	Lonmin	3,072	96,208
±	Man Group	35,929	177,024
±	Marks & Spencer Group	32,224	208,113
±	National Grid	50,698	553,283
±	Next	4,167	139,343
±	Old Mutual	111,227	194,895
±	Pearson	17,138	246,145
±	Petrofac	3,724	62,316
±	Prudential	51,901	529,509
±	Randgold Resources	1,882	149,804
±	Reckitt Benckiser Group	12,915	699,502
±	Reed Elsevier	26,418	217,220
±	Resolution	60,762	88,126
±	Rexam	22,913	106,921
±	Rio Tinto	29,001	1,567,576
±	Rolls-Royce Group	38,976	303,639
±†	Royal Bank of Scotland Group	357,620	166,222
±	Royal Dutch Shell A Shares	74,839	2,262,969
±	Royal Dutch Shell Class B	57,000	1,661,001
±	RSA Insurance Group	74,963	145,602
±	SABMiller	20,178	592,813
±	Sage Group	24,896	88,416
±	Schroders	3,178	68,112
±	Scottish & Southern Energy	19,623	366,882
±	Segro	15,626	87,153
±	Serco Group	10,597	90,001
±	Severn Trent	5,661	98,791
±	Shire	11,421	223,481
±	Smith & Nephew	19,146	196,597
±	Smiths Group	8,238	134,109
±	Standard Chartered	42,011	1,056,177
±	Standard Life	44,302	154,679
±	Tesco	165,686	1,142,369
±	Thomas Cook Group	17,238	64,105
±	Tomkins	17,017	53,158
±	TUI Travel	10,874	44,784
±	Tullow Oil	16,383	344,188
±	Unilever	27,222	872,687
±	United Utilities Group	13,927	111,679
±	Vedanta Resources	2,950	123,412
±	Vodafone Group	1,103,500	2,554,223
±	Whitbread	3,323	75,235
±	WM Morrison Supermarkets	45,380	202,369
±†	Wolseley	5,924	118,840
±	WPP Group	25,303	247,210

			45,399,876

	United States–0.07%
±	Synthes	1,278	167,374

			167,374

	Total Common Stock (Cost $188,586,175)		212,152,661

	PREFERRED STOCK–0.32% Δ
	Germany–0.32%
±	Bayerische Motoren Werke 1.39%	945	30,912
±	Fresenius 1.46%	1,770	126,360
±	Henkel 1.49%	3,568	185,988
±	Porsche Automobil Holding 5.63%	1,765	109,118
±	RWE 7.36%	846	74,857
±	Volkswagen 2.99%	2,091	195,089

	Total Preferred Stock (Cost $661,948)		722,324

	RIGHTS–0.00%
	Belgium–0.00%
=	Fortis Coupon 42	11,595	0

	Total Rights (Cost $0)		0

	WARRANTS–0.00% Δ
	France–0.00%
†±	Fonciere Des Regions CW10 exercise price EUR 65, expiration date 12/31/10	393	331

			331

LVIP SSgA International Index Fund–14

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	WARRANTS (continued)

	Italy–0.00%
†±	Mediobanca CW11, exercise price EUR 9.00, expiration date 3/18/11	8,543	$1,325
†±	Unione di Banche Italiane SCpA CW11, exercise price EUR 12.30, expiration date 6/30/11	9,380	659

			1,984

	Singapore–0.00%
†±	Golden Agri – Resources CW12, exercise price SGD 0.54, expiration date 7/23/12	6,342	632

			632

	Total Warrants (Cost $0)		2,947

	SHORT-TERM INVESTMENT–4.34%
	Money Market Mutual Fund–4.34%
	Dreyfus Treasury & Agency Cash Management Fund	9,768,637	9,768,637

	Total Short-Term Investment (Cost $9,768,637)		9,768,637

TOTAL VALUE OF SECURITIES–98.91% (Cost $199,016,760)	222,646,569

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.09%**	2,447,155

NET ASSETS APPLICABLE TO 29,962,062 SHARES OUTSTANDING–100.00%	$225,093,724

NET ASSET VALUE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($111,877,318 / 14,894,877 Shares)	$7.511

NET ASSET VALUE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($113,216,406 / 15,067,185 Shares)	$7.514

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unauthorization–no par)	$201,804,851
Undistributed net investment income	475,731
Accumulated net realized loss on investments	(855,971)
Net unrealized appreciation of investments and foreign currencies	23,669,113

Total net assets	$225,093,724

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on pages 3 and 4.

†	Non income producing security.

ù	Securities listed and traded on the Hong Kong Stock Exchange.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $212,877,932, which represented 94.57% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

**	Includes $1,104,000 cash pledged as collateral for index futures contracts.

Summary of Abbreviations:
CDI–Chess Depository Interest
CVA–Dutch Certificate
EUR–European Monetary Unit
FDR–Fiduciary Depositary Receipts
GBP–British Pound Sterling
PC–Participation Certificate
PPS–Partially Protected Shares
REIT–Real Estate Investment Trust

LVIP SSgA International Index Fund–15

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

SDR–Special Drawing Rights
SCpA–Italian Consortium Joint-Stock Company
SGD–Singapore Dollar
USD–United States Dollar
VVPR Strip–Dividend Coupon

1 The following foreign currency exchange contracts and index futures contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts

			Unrealized
Contracts			Appreciation
to Receive	In Exchange For	Settlement Date	(Depreciation)

EUR 174,155	USD (250,000)	1/4/10	$(672)
GBP 61,900	USD (100,000)	1/4/10	38

			$(634)

Index Futures Contract

	Notional	Notional		Unrealized
Contracts to Buy	Cost	Value	Expiration Date	Appreciation

138 EMINI MSCI EAFE	$10,772,621	$10,824,720	3/19/10	$52,099

The use of foreign currency exchange contracts and index futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP SSgA International Index Fund–16

LVIP SSgA International Index Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$4,352,260
Interest	3,835
Foreign tax withheld	(361,935)

3,994,160

EXPENSES:
Management fees	564,697
Custodian fees	212,163
Distribution expenses-Service Class	172,634
Pricing fees	80,151
Accounting and administration expenses	65,939
Index fees	41,539
Professional fees	21,568
Reports and statements to shareholders	13,279
Trustees’ fees	3,508
Other	36,470

1,211,948
Less expenses waived/reimbursed	(404,030)

Total operating expenses	807,918

NET INVESTMENT INCOME	3,186,242

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(2,300,314)
Futures contracts	1,919,627
Foreign currencies	63,771

Net realized loss	(316,916)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	43,314,179

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	42,997,263

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,183,505

See accompanying notes

LVIP SSgA International Index Fund
Statements of Changes in Net Assets

	Year	5/1/08*
	Ended	to
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,186,242	$568,340
Net realized loss on investments and foreign currencies	(316,916)	(370,620)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	43,314,179	(19,645,066)

Net increase (decrease) in net assets resulting from operations	46,183,505	(19,447,346)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,524,300)	(253,309)
Service Class	(1,257,928)	(233,369)

	(2,782,228)	(486,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	74,175,539	37,740,060
Service Class	68,392,284	46,176,512
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,524,300	253,309
Service Class	1,257,928	233,369

	145,350,051	84,403,250

Cost of shares repurchased:
Standard Class	(13,334,780)	(1,643,153)
Service Class	(11,389,511)	(1,759,386)

	(24,724,291)	(3,402,539)

Increase in net assets derived from capital share transactions	120,625,760	81,000,711

NET INCREASE IN NET ASSETS	164,027,037	61,066,687
NET ASSETS:
Beginning of year	61,066,687	—

End of year (including undistributed net investment income of $475,731 and $146,695, respectively)	$225,093,724	$61,066,687

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA International Index Fund–17

LVIP SSgA International Index Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International
	Index Fund
	Standard Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$5.959	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.157	0.116
Net realized and unrealized gain (loss) on investments and foreign currencies	1.502	(4.098)

Total from investment operations	1.659	(3.982)

Less dividends and distributions from:
Net investment income	(0.107)	(0.059)

Total dividends and distributions	(0.107)	(0.059)

Net asset value, end of period	$7.511	$5.959

Total return[3]	27.85%	(39.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,877	$26,176
Ratio of expenses to average net assets	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.73%	1.58%
Ratio of net investment income to average net assets	2.37%	2.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.09%	1.40%
Portfolio turnover	4%	3%
1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International
	Index Fund
	Service Class
	Year	5/1/08[1]
	Ended	to
	12/31/09	12/31/08

Net asset value, beginning of period	$5.964	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.141	0.104
Net realized and unrealized gain (loss) on investments and foreign currencies	1.499	(4.094)

Total from investment operations	1.640	(3.990)

Less dividends and distributions from:
Net investment income	(0.090)	(0.046)

Total dividends and distributions	(0.090)	(0.046)

Net asset value, end of period	$7.514	$5.964

Total return[3]	27.53%	(39.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,217	$34,891
Ratio of expenses to average net assets	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.98%	1.83%
Ratio of net investment income to average net assets	2.12%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.84%	1.15%
Portfolio turnover	4%	3%
1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
Total investment return during all the periods reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to the Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.45% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund. Additionally, LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2010 as follows: 0.06% of the first $500 million of average daily net assets of the Fund; and 0.09% of the average daily net assets of the Fund in excess of $500 million. The agreements will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.10% of the first $50 million of the Fund’s average daily net assets; 0.08% of the next $50 million; 0.06% of the next $400 million; and 0.04% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $3,541 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $8,451 and $4,380, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$36,347
Fees payable to DSC	463
Distribution fees payable to LFD	23,043

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

At December 31, 2009, 13.48% of the Fund’s Service Class shares were directly owned by Lincoln Life.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $117,610,077 and sales of $5,302,709 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $201,261,086. At December 31, 2009, net unrealized appreciation was $21,385,483 of which $27,977,841 related to unrealized appreciation of investments and $6,592,358 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common Stock	$—	$212,152,661	$—	$212,152,661
Short-Term	9,768,637	—	—	9,768,637
Other	—	725,271	—	725,271

Total	$9,768,637	$212,877,932	$—	$222,646,569

Foreign Currency Exchange Contracts	$—	$(634)	$—	$(634)

Futures Contracts	$—	$52,099	$—	$52,099

As a result of utilizing international fair value pricing at December 31, 2009, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock

Balance as of 12/31/08	$933,946
Purchases	359,141
Transfers out of Level 3	(1,430,735)
Net change in unrealized appreciation/depreciation	137,648

Balance as of 12/31/09	$—

Net change in unrealized appreciation/ depreciation on investments still held as of 12/31/09	$(38,586)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2009 and period ended December 31, 2008 was as follows:

	Year	Period
	Ended	5/1/08* to
	12/31/09	12/31/08

Ordinary income	$2,782,228	$486,678

*	Date of commencement of operations

In addition, the Fund declared an ordinary income consent dividend of $178,380 for the period ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$201,804,851
Undistributed ordinary income	1,199,171
Undistributed long-term capital gain	763,639
Post-October currency losses	(46,625)
Unrealized appreciation of investments and foreign currencies	21,372,688

Net assets	$225,093,724

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of unrealized gain on passive foreign investment companies and mark-to-market on index futures contracts.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, gain (loss) on foreign currency transactions and foreign index futures contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-In
Investment Income	Realized Loss	Capital

$(74,978)	$(103,402)	$178,380

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	Period
	Ended	5/1/08*to
	12/31/09	12/31/08

Shares sold:
Standard Class	12,279,058	4,601,900
Service Class	10,833,540	6,084,173
Shares issued upon reinvestment of dividends and distributions:
Standard Class	204,577	45,798
Service Class	168,736	42,155

	23,485,911	10,774,026

Shares repurchased:
Standard Class	(1,981,149)	(255,307)
Service Class	(1,785,286)	(276,133)

	(3,766,435)	(531,440)

Net increase	19,719,476	10,242,586

*	Date of commencement of operations

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2009 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign exchange contracts (Forward Currency Contracts)	Receivables and other assets net of liabilities	$38	Liabilities net of receivables and other assets	$(672)
Equity contracts (Futures)	Receivables and other assets net of liabilities	52,099	Liabilities net of receivables and other assets	—

Total		$52,137		$(672)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

			Change in
			Unrealized
			Appreciation or
		Realized Gain or	Depreciation on
		Loss on Derivatives	Derivatives
		Recognized in	Recognized in
	Location of Gain or Loss on Derivatives Recognized in Income	Income	Income

Foreign exchange contracts (Currency)	Net realized gain on foreign currencies/net change in unrealized appreciation/depreciation of investments and foreign currencies	$17,078	$(634)
Equity contracts (Futures)	Net realized gain on futures contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	1,919,627	39,944

Total		$1,936,705	$39,310

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP SSgA International Index Fund–26

LVIP SSgA International Index Fund
Other Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	3.85%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $259,354. The gross foreign source income earned during the fiscal year 2009 by the Fund was $4,105,163. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratios to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average

LVIP SSgA International Index Fund–27

LVIP SSgA International Index Fund
Other Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (SSgA) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of international core funds and the MSCI EAFE ND Index. Because SSgA had begun managing the Fund in 2008, the Board focused on one-year performance. The Board noted that returns for the one year period were below the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was negative. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA International Index Fund–28

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP SSgA International Index Fund–29

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund–30

LVIP T. Rowe Price Growth
Stock Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP T. Rowe Price Growth Stock Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 43.08% (Standard Class shares) for the year ended December 31, 2009, while its benchmark, the Russell 1000® Growth Index*, returned 37.21%.

The Fund posted robust double-digit returns for the 12 months ended December 31, 2009, outpacing the benchmark Russell 1000 Growth Index. Stock selection was the major reason for relative outperformance, but sector weighting also positively contributed. The information technology, health care, and consumer discretionary sectors were the leading outperformers. The financials sector was by far the largest underperformer and materials also detracted.

The Russell 1000 Growth Index performed strongly over the 12 months, posting double-digit returns as more cyclical sectors rebounded sharply after underperforming defensive sectors in the last of 2008 and early 2009. All sectors posted positive returns. Information technology was clearly the leading sector in the index. Materials, consumer discretionary, and telecommunication services also outpaced the overall index. The utilities and consumer staples sectors were clear laggards. During the period, large-cap growth stocks outpaced large-cap value by a significant margin, as measured by the Russell indices. Among growth stocks, large-caps outperformed small-caps.

Stock selection drove outperformance of information technology, the portfolio’s largest position and the top performer in the index for the period. Stock selection in the computers and peripherals industry led sector performance. Top absolute portfolio contributor Apple continued to post impressive figures in revenues and margins. Recent quarterly sales for Mac computers and iPhones hit record levels, and we see further growth opportunities in these markets. Stock selection in internet software and services industry also benefited performance. Shares of Tencent Holdings, operator of China’s largest online messaging community, rose steadily over the year as the company posted impressive revenue growth driven by a successful gaming business. Google benefited from an improving global advertising market, reporting strong growth in revenue and profits in the recent quarter. Marvell Technology Group, maker of semiconductor chips for computers and mobile phones, posted stronger than expected results due to tighter cost controls. The company reported strong revenue growth for the second straight quarter and raised future guidance.

The health care sector outperformed on stock selection, though it was one of the weakest sectors in the index. Pharmacy benefit managers such as Medco and Express Scripts profited as companies looked to them to reduce health care costs.

Stock selection also powered results in the consumer discretionary sector. Results were driven largely by the performance of Amazon.com. The internet retailer announced surprisingly strong results from the holiday buying season, which was expected to be weak. The company appears to be gaining market share from e-commerce rivals.

Financials detracted from relative performance due to stock selection. State Street, the world’s largest money manager for institutions, lowered guidance due to the slow pace of economic recovery and the unexpected retirement of its CEO. Shares of Northern Trust fell in the recent quarter as the custody bank reported disappointing earnings marked by weaknesses in wealth management, securities lending, and foreign exchange trading.

U.S. stocks rose in the quarter, building on the rally that started in March, as the economy displayed further signs of recovery. Despite these encouraging signs, we anticipate sluggish growth for 2010 with a gradual transition from recession to recovery. Housing industry concerns and lingering high unemployment will dampen spending. We continue to seek quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow, while keeping aware of stock price valuations.

P. Robert Bartolo, CFA
T. Rowe Price

Growth of $10,000 invested 12/31/1999 through
12/31/2009

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $5,480. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have decreased to $6,658. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+43.08%

Five Years	+1.77%

Ten Years	−5.84%

Service Class Shares

One Year	+42.73%

Inception (4/30/07)	−5.89%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,240.70	0.80%	$4.52
Service Class Shares	1,000.00	1,239.10	1.05%	5.93

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.80%	$4.08
Service Class Shares	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.22%

Aerospace & Defense	1.06%
Air Freight & Logistics	1.24%
Beverages	1.15%
Biotechnology	2.54%
Capital Markets	6.26%
Chemicals	1.78%
Commercial Banks	2.17%
Commercial Services & Supplies	0.47%
Communications Equipment	4.25%
Computers & Peripherals	7.51%
Consumer Finance	0.87%
Diversified Financial Services	4.09%
Electrical Equipment	0.36%
Electronic Equipment, Instruments & Components	1.08%
Energy Equipment & Services	2.44%
Food & Staples Retailing	0.76%
Food Products	0.41%
Health Care Equipment & Supplies	1.69%
Health Care Providers & Services	6.70%
Hotels, Restaurants & Leisure	2.84%
Household Products	0.82%
Industrial Conglomerates	1.10%
Insurance	0.51%
Internet & Catalog Retail	4.42%
Internet Software & Services	7.81%
IT Services	6.86%
Life Sciences Tools & Services	0.15%
Machinery	3.92%
Media	1.64%
Metals & Mining	1.08%
Multiline Retail	0.53%
Oil, Gas & Consumable Fuels	4.01%
Pharmaceuticals	1.93%
Road & Rail	0.19%
Semiconductors & Semiconductor Equipment	2.47%
Software	3.69%
Specialty Retail	3.03%
Textiles, Apparel & Luxury Goods	0.71%
Trading Companies & Distributors	0.33%
Wireless Telecommunication Services	4.35%

Short-Term Investment	0.81%

Total Value of Securities	100.03%

Liabilities Net of Receivables and Other Assets	(0.03%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	6.40%
Google Class A	5.83%
Medco Health Solutions	3.51%
Amazon.com	3.26%
Visa Class A	3.03%
Danaher	2.98%
Crown Castle International	2.33%
Express Scripts	2.01%
QUALCOMM	1.99%
JPMorgan Chase	1.96%

Total	33.30%

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.22%
	Aerospace & Defense–1.06%
	Precision Castparts	27,400	$3,023,590

			3,023,590

	Air Freight & Logistics–1.24%
	Expeditors International of Washington	52,500	1,823,325
	FedEx	20,800	1,735,760

			3,559,085

	Beverages–1.15%
	PepsiCo	54,020	3,284,416

			3,284,416

	Biotechnology–2.54%
†	Celgene	24,900	1,386,432
†	Gilead Sciences	112,100	4,851,688
†	Vertex Pharmaceuticals	23,700	1,015,545

			7,253,665

	Capital Markets–6.26%
	BlackRock	4,100	952,020
	Franklin Resources	22,400	2,359,840
	Goldman Sachs Group	17,950	3,030,678
	Invesco	121,100	2,844,639
	Morgan Stanley	81,300	2,406,480
	Northern Trust	28,100	1,472,440
	Schwab (Charles)	130,600	2,457,892
	State Street	19,300	840,322
†	TD Ameritrade Holding	80,200	1,554,276

			17,918,587

	Chemicals–1.78%
	Monsanto	18,900	1,545,075
	Praxair	44,000	3,533,640

			5,078,715

	Commercial Banks–2.17%
	PNC Financial Services Group	26,600	1,404,214
	U.S. Bancorp	119,200	2,683,192
	Wells Fargo	78,600	2,121,414

			6,208,820

	Commercial Services & Supplies–0.47%
	Republic Services	47,700	1,350,387

			1,350,387

	Communications Equipment–4.25%
†	Cisco Systems	152,000	3,638,880
†	Juniper Networks	105,700	2,819,019
	QUALCOMM	123,300	5,703,858

			12,161,757

	Computers & Peripherals–7.51%
†	Apple	86,800	18,302,649
	Hewlett-Packard	21,700	1,117,767
	International Business Machines	15,900	2,081,310

			21,501,726

	Consumer Finance–0.87%
	American Express	61,100	2,475,772

			2,475,772

	Diversified Financial Services–4.09%
	Bank of America	42,200	635,532
*	Bank of America	72,800	1,086,176
	Cielo	93,900	826,406
	CME Group	4,300	1,444,585
†	IntercontinentalExchange	18,600	2,088,780
	JPMorgan Chase	134,700	5,612,949

			11,694,428

	Electrical Equipment–0.36%
	Rockwell Automation	22,000	1,033,560

			1,033,560

	Electronic Equipment, Instruments & Components–1.08%
†	Dolby Laboratories Class A	46,800	2,233,764
±	Toshiba	156,000	866,186

			3,099,950

	Energy Equipment & Services–2.44%
†	Cameron International	44,700	1,868,460
	Schlumberger	72,600	4,725,534
	Smith International	14,700	399,399

			6,993,393

	Food & Staples Retailing–0.76%
	Costco Wholesale	36,600	2,165,622

			2,165,622

	Food Products–0.41%
±	Nestle	23,935	1,160,531

			1,160,531

	Health Care Equipment & Supplies–1.69%
	Covidien	6,025	288,537
†	Intuitive Surgical	9,400	2,851,208
	Stryker	33,700	1,697,469

			4,837,214

	Health Care Providers & Services–6.70%
†	Express Scripts	66,400	5,740,280
	McKesson	40,900	2,556,250

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Health Care Providers & Services (continued)

†	Medco Health Solutions	157,100	$10,040,261
†	WellPoint	14,560	848,702

			19,185,493

	Hotels, Restaurants & Leisure–2.84%
†	Carnival	19,800	627,462
	Marriott International Class A	88,551	2,413,015
†	MGM MIRAGE	22,200	202,464
†	Starbucks	131,700	3,037,002
±†	Wynn Macau	243,200	299,542
	Yum Brands	43,900	1,535,183

			8,114,668

	Household Products–0.82%
	Procter & Gamble	38,907	2,358,931

			2,358,931

	Industrial Conglomerates–1.10%
	3M	24,900	2,058,483
†	McDermott International	44,800	1,075,648

			3,134,131

	Insurance–0.51%
	Sun Life Financial	50,800	1,462,618

			1,462,618

	Internet & Catalog Retail–4.42%
†	Amazon.com	69,400	9,335,688
†	Expedia	77,423	1,990,545
†	priceline.com	6,100	1,332,850

			12,659,083

	Internet Software & Services–7.81%
†	Baidu ADR	5,100	2,097,273
†	Google Class A	26,900	16,677,463
±	Tencent Holdings	165,300	3,574,924

			22,349,660

	IT Services–6.86%
	Accenture Class A	71,150	2,952,725
	Automatic Data Processing	41,600	1,781,312
	MasterCard Class A	14,600	3,737,308
	Visa Class A	99,000	8,658,540
	Western Union	132,000	2,488,200

			19,618,085

	Life Sciences Tools & Services–0.15%
†	Illumina	13,800	422,970

			422,970

	Machinery–3.92%
	Danaher	113,520	8,536,704
	Deere	19,800	1,070,982
	PACCAR	44,000	1,595,880

			11,203,566

	Media–1.64%
	Disney (Walt)	72,300	2,331,675
	McGraw-Hill Companies	70,600	2,365,806

			4,697,481

	Metals & Mining–1.08%
	Agnico-Ealge Mines	12,900	696,600
±	BHP Billiton	62,787	2,402,655

			3,099,255

	Multiline Retail–0.53%
†	Kohl’s	28,300	1,526,219

			1,526,219

	Oil, Gas & Consumable Fuels–4.01%
	EOG Resources	23,000	2,237,900
	Exxon Mobil	16,000	1,091,040
	Murphy Oil	25,600	1,387,520
	Petroleo Brasiliero ADR	92,400	3,916,836
	Suncor Energy	80,200	2,831,862

			11,465,158

	Pharmaceuticals–1.93%
	Allergan	58,500	3,686,085
	Teva Pharmaceutical Industries ADR	32,600	1,831,468

			5,517,553

	Road & Rail–0.19%
	Union Pacific	8,700	555,930

			555,930

	Semiconductors & Semiconductor Equipment–2.47%
†	Broadcom Class A	45,900	1,443,555
	Intel	73,300	1,495,320
†	Marvell Technology Group	159,000	3,299,250
#	Samsung Electronics GDR 144A	2,400	823,375

			7,061,500

	Software–3.69%
†	Autodesk	52,600	1,336,566
†	McAfee	51,800	2,101,526
	Microsoft	183,065	5,581,652
†	salesforce.com	21,000	1,549,170

			10,568,914

	Specialty Retail–3.03%
†	AutoZone	22,700	3,588,189
†	CarMax	61,400	1,488,950

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Specialty Retail (continued)

	Lowe’s Companies	112,000	$2,619,680
†	O’Reilly Automotive	25,700	979,684

			8,676,503

	Textiles, Apparel & Luxury Goods–0.71%
	NIKE Class B	30,800	2,034,956

			2,034,956

	Trading Companies & Distributors–0.33%
	Fastenal	22,800	949,392

			949,392

	Wireless Telecommunication Services–4.35%
†	American Tower Class A	111,300	4,809,273
†	Crown Castle International	170,700	6,664,128
†	Leap Wireless International	25,900	454,545
†	MetroPCS Communications	69,800	532,574

			12,460,520

	Total Common Stock (Cost $242,217,570)		283,923,804

	SHORT-TERM INVESTMENT–0.81%
	Money Market Mutual Fund–0.81%
	Dreyfus Treasury & Agency Cash Management Fund	2,322,470	2,322,470

	Total Short-Term Investment (Cost $2,322,470)		2,322,470

TOTAL VALUE OF SECURITIES–100.03% (Cost $244,540,040)	286,246,274

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(81,276)

NET ASSETS APPLICABLE TO 18,847,679 SHARES OUTSTANDING–100.00%	$286,164,998

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($240,461,715 / 15,833,337 Shares)	$15.187

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($45,703,283 / 3,014,342 Shares)	$15.162

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$351,729,182
Undistributed net investment income	172,183
Accumulated net realized loss on investments	(107,443,645)
Net unrealized appreciation of investments and foreign currencies	41,707,278

Total net assets	$286,164,998

†	Non income producing security.

*	Common Stock Unit

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $8,303,838, which represented 2.90% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $823,375, which represented 0.29% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR–American Depositary Receipts
GDR–Global Depositary Receipts

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$2,179,649
Foreign tax withheld	(39,554)

2,140,095

EXPENSES:
Management fees	1,603,129
Accounting and administration expenses	101,129
Distribution expenses-Service Class	63,982
Reports and statements to shareholders	32,868
Professional fees	22,692
Custodian fees	17,336
Trustees’ fees	6,936
Other	8,387

Total operating expenses	1,856,459

NET INVESTMENT INCOME	283,636

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(29,256,024)
Foreign currencies	(11,610)

Net realized loss	(29,267,634)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	108,623,909

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	79,356,275

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,639,911

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$283,636	$827,105
Net realized loss on investments and foreign currencies	(29,267,634)	(35,265,489)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	108,623,909	(87,348,373)

Net increase (decrease) in net assets resulting from operations	79,639,911	(121,786,757)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(595,191)

	—	(595,191)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	53,741,294	80,497,689
Service Class	32,201,103	12,759,967
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	595,191

	85,942,397	93,852,847

Cost of shares repurchased:
Standard Class	(57,944,757)	(12,966,780)
Service Class	(7,153,381)	(3,452,062)

	(65,098,138)	(16,418,842)

Increase in net assets derived from capital share transactions	20,844,259	77,434,005

NET INCREASE (DECREASE) IN NET ASSETS	100,484,170	(44,947,943)
NET ASSETS:
Beginning of year	185,680,828	230,628,771

End of year (including undistributed net investment income of $172,183 and $67,022, respectively)	$286,164,998	$185,680,828

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$10.614	$18.315	$16.859	$14.910	$14.097

Income (loss) from investment operations:
Net investment income[2]	0.020	0.056	0.090	0.078	0.050
Net realized and unrealized gain (loss) on investments and foreign currencies	4.553	(7.720)	1.415	1.906	0.829

Total from investment operations	4.573	(7.664)	1.505	1.984	0.879

Less dividends and distributions from:
Net investment income	—	(0.037)	(0.049)	(0.035)	(0.066)

Total dividends and distributions	—	(0.037)	(0.049)	(0.035)	(0.066)

Net asset value, end of period	$15.187	$10.614	$18.315	$16.859	$14.910

Total return[3]	43.08%	(41.84% )	8.93%	13.33%	6.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$240,462	$174,922	$223,805	$87,555	$86,413
Ratio of expenses to average net assets	0.82%	0.82%	0.83%	0.88%	0.88%
Ratio of net investment income to average net assets	0.16%	0.38%	0.50%	0.50%	0.24%
Portfolio turnover	64%	46%	54%	45%	38%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007, and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
				4/30/07[1]
	Year Ended			to
	12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$10.623		$18.312	$17.860

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.013)		0.020	0.027
Net realized and unrealized gain (loss) on investments and foreign currencies	4.552		(7.709)	0.449

Total from investment operations	4.539		(7.689)	0.476

Less dividends and distributions from:
Net investment income	—		—	(0.024)

Total dividends and distributions	—		—	(0.024)

Net asset value, end of period	$15.162		$10.623	$18.312

Total return[3]	42.73%		(41.99% )	2.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,703		$10,759	$6,824
Ratio of expenses to average net assets	1.07%		1.07%	1.07%
Ratio of net investment income (loss) to average net assets	(0.09%	)	0.13%	0.22%
Portfolio turnover	64%		46%	54%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term growth of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,348 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.86% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

T. Rowe Price Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.375% of the next $250 million; and 0.35% of the Fund’s average daily net assets in excess of $500 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $5,471 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $14,415 and $4,649, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$171,515
Fees payable to DSC	595
Distribution fees payable to LFD	9,253

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For year ended December 31, 2009, the Fund made purchases of $163,797,589 and sales of $139,009,864 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $249,655,358. At December 31, 2009, net unrealized appreciation was $36,590,916, of which $42,367,927 related to unrealized appreciation of investments and $5,777,011 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$274,796,591	$9,127,213	$283,923,804
Short-Term	2,322,470	—	2,322,470

Total	$277,119,061	$9,127,213	$286,246,274

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2009. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year Ended
12/31/08

Ordinary income	$595,191

In addition, the Fund declared an ordinary income consent dividend of $169,242 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$351,729,182
Undistributed ordinary income	177,981
Post-October currency losses	(5,798)
Post-October losses	(1,040,686)
Capital loss carryforwards	(101,287,641)
Unrealized appreciation of investments and foreign currencies	36,591,960

Net assets	$286,164,998

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, expiration of capital loss carryforwards, and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated	Paid-in
Investment Income	Net Realized Loss	Capital

$(178,475)	$13,322,183	$(13,143,708)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $13,312,950 expired in 2009. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $38,367,688 expires in 2010, $2,424,292 expires in 2011, $19,123,114 expires in 2016, and $41,372,547 expires in 2017.

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	4,172,997	5,113,546
Service Class	2,555,413	880,900
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	56,820

	6,728,410	6,051,266

Shares repurchased:
Standard Class	(4,820,076)	(909,849)
Service Class	(553,885)	(240,759)

	(5,373,961)	(1,150,608)

Net increase	1,354,449	4,900,658

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2009.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (TRP) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Board reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with T. Rowe Price (continued)

The Board reviewed the Growth Stock Fund’s return compared to the average of its Lipper performance performance group of large-cap growth funds and the Russell 2000 Growth Index. The Board noted that the Fund’s performance had been above the average of the Lipper performance group for the one year and five year periods and was slightly below the average of the Lipper performance group for the three year period. The Board concluded that the services provided by TRP were satisfactory.

The Board considered the sub-advisory fee schedule, which contains breakpoints, the Lipper contractual sub-adviser fees expense group, the fee rates charged to other registered funds managed by TRP and its standard advisory fee schedule for actively managed non-fund accounts using a strategy similar to the Fund’s and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered information provided by TRP regarding TRP’s firm-wide estimated profitability, that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP T. Rowe Price Growth Stock Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	9
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Other Fund Information	17
Officer/Trustee Information	19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 46.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell MidCap® Growth Index*, returned 46.29%.

The Fund slightly outperformed the Russell Midcap Growth Index for the year. Broadly speaking, stock selection was mixed while sector allocation was positive. Energy and utilities contributed, and financials and materials hurt relative results.

As measured by the Russell benchmarks, growth outperformed value in the mid-cap range, albeit with significant volatility along the way. Mid-cap stocks outperformed both large- and small-cap overall, posting particularly strong returns recently. Within the Russell Midcap Growth Index, all sectors made significant gains, led by energy, information technology, and materials. Utilities, telecommunications services, industrials and business services, and consumer staples lagged on a relative basis, though all but utilities still posted returns in excess of 30%.

Energy, the leading benchmark sector, was the top relative contributor, due to stock choices and a beneficial overweight. Two key holdings were Newfield Exploration, which focuses on natural gas and crude oil, and Foundation Coal, which operates mainly in Appalachia. Newfield Exploration’s expanding activities in domestic crude oil and liquid natural gas and its considerable liquidity made it very attractive to investors, while Foundation Coal merged with another large coal concern to create the third-largest coal producer in the U.S. At December 31, 2009, the Fund no longer held a position in Foundation Coal.

An underweight to utilities contributed as well, as this defensive sector was among the weakest segments of the benchmark. Within the sector, we also did well to avoid integrated energy and utility firms like Allegheny Energy and PPL.

Stock choices in financials produced the greatest drag on relative results. A primary underperformer here was Northern Trust, which provides a variety of financial services to corporations, institutions, and wealthy individuals. Despite repaying its Troubled Asset Relief Program (TARP) funds and announcing a sharp fall in operating expenses, the firm was unable to keep up with its peers in the capital markets industry.

The materials sector was another area of relative weakness, due to stock choices. Agnico-Eagle Mines was the leading factor here, as this gold-mining firm reported lower-than-expected production at their largest mine in northern Finland. Due to this setback, Agnico-Eagle Mines did not fully enjoy the benefits of skyrocketing gold prices.

The market’s recent rally was one of the most significant on record. In retrospect, it is clear that stock prices were factoring in a depression, and investors reacted positively when it appeared that the worst-case scenario had been avoided. Still, the economy has yet to recover, even though there are signs it is stabilizing. The impact of the federal stimulus package is only beginning to be felt, and firms struggled as economic activity stabilized at a relatively low level. Individuals and financial institutions made some progress on deleveraging, which we have long considered crucial to recovery. Personal savings rates increased considerably from recent unsustainable lows, and financial firms successfully raised capital and lowered their leverage ratios.

We caution, however, that full recovery is likely to be a multiyear process, requiring major structural adjustments. A particular challenge here is the public debt, which Congress appears unlikely to bring under control in the absence of a crisis. If the problem is not handled responsibly, it could have significant consequences for the U.S. economy as a whole.

Donald J. Peters
T. Rowe Price

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,795. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have decreased to $9,491. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+46.34%

Five Years	+2.68%

Ten Years	–2.46%

Service Class Shares

One Year	+45.97%

Five Years	+2.42%

Inception (5/15/03)	+6.76%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund’s sub-advisor.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,248.00	0.84%	$4.76
Service Class Shares	1,000.00	1,246.30	1.09%	6.17

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.97	0.84%	$4.28
Service Class Shares	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.67%

Aerospace & Defense	2.91%
Air Freight & Logistics	1.17%
Airlines	0.40%
Auto Components	0.39%
Beverages	0.74%
Biotechnology	1.85%
Capital Markets	2.80%
Chemicals	2.24%
Commercial Banks	1.45%
Commercial Services & Supplies	2.03%
Communications Equipment	1.21%
Computers & Peripherals	1.78%
Construction & Engineering	1.43%
Construction Materials	0.30%
Consumer Finance	0.32%
Diversified Consumer Services	2.08%
Diversified Financial Services	1.75%
Electrical Equipment	1.67%
Electronic Equipment, Instruments & Components	2.22%
Energy Equipment & Services	2.99%
Food & Staples Retailing	0.46%
Food Products	1.51%
Health Care Equipment & Supplies	4.40%
Health Care Providers & Services	3.14%
Health Care Technology	0.62%
Hotels, Restaurants & Leisure	3.74%
Household Durables	0.29%
Household Products	1.15%
Independent Power Producers & Energy Traders	0.82%
Industrial Conglomerates	0.46%
Insurance	1.47%
Internet & Catalog Retail	0.80%
Internet Software & Services	1.49%
IT Services	3.35%
Leisure Equipment & Products	0.18%
Life Sciences Tools & Services	2.68%
Machinery	2.88%
Media	2.22%
Metals & Mining	2.28%
Multiline Retail	0.84%
Office Electronics	0.13%
Oil, Gas & Consumable Fuels	4.35%
Personal Products	1.06%
Pharmaceuticals	0.99%
Professional Services	1.56%
Real Estate Investment Trusts	0.74%
Road & Rail	0.39%
Semiconductors & Semiconductor Equipment	6.84%
Software	6.36%
Specialty Retail	6.21%
Textiles, Apparel & Luxury Goods	0.91%
Tobacco	0.89%
Trading Companies & Distributors	0.88%
Wireless Telecommunication Services	1.85%

Short-Term Investment	1.92%

Total Value of Securities	101.59%

Liabilities Net of Receivables and Other Assets	(1.59%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security

Percentage
Top 10 Equity Holdings	of Net Assets

TJX	1.00%
Coach	0.91%
Lorillard	0.89%
Precision Castparts	0.85%
Avon Products	0.78%
IntercontinentalExchange	0.77%
Brown-Forman Class B	0.74%
McCormick	0.73%
Intuit	0.72%
Clorox	0.71%

Total	8.10%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.67%
	Aerospace & Defense–2.91%
†	Alliant Techsystems	5,800	$511,966
	Elbit Systems	7,600	493,772
	Empresa Brasileira de Aeronautica ADR	19,400	428,934
	Goodrich	25,700	1,651,225
	ITT	8,700	432,738
	Precision Castparts	20,000	2,207,000
	Rockwell Collins	23,800	1,317,568
	TransDigm Group	11,200	531,888

			7,575,091

	Air Freight & Logistics–1.17%
	Expeditors International Washington	43,200	1,500,336
	Robinson (C.H.) Worldwide	26,400	1,550,472

			3,050,808

	Airlines–0.40%
	SkyWest	37,400	632,808
	Southwest Airlines	35,200	402,336

			1,035,144

	Auto Components–0.39%
	Gentex	26,200	467,670
	WABCO Holdings	21,200	546,748

			1,014,418

	Beverages–0.74%
	Brown-Forman Class B	35,875	1,921,824

			1,921,824

	Biotechnology–1.85%
†	Alexion Pharmaceuticals	16,100	786,002
†	Biogen Idec	6,700	358,450
†	BioMarin Pharmaceuticals	17,200	323,532
†	Cephalon	11,100	692,751
†	Human Genome Sciences	25,100	768,060
†	Martek Biosciences	10,800	204,552
†	Myriad Genetics	18,200	475,020
†	Vertex Pharmaceuticals	28,400	1,216,940

			4,825,307

	Capital Markets–2.80%
	Eaton Vance	27,900	848,439
	Federated Investors Class B	18,900	519,750
	Janus Capital Group	69,700	937,465
	Lazard Class A	30,000	1,139,100
	Northern Trust	35,100	1,839,240
	optionsXpress Holdings	20,300	313,635
	SEI Investments	19,900	348,648
†	TD Ameritrade Holding	68,700	1,331,406

			7,277,683

	Chemicals–2.24%
	Air Products & Chemicals	6,000	486,360
	Albemarle	12,900	469,173
	CF Industries Holdings	7,200	653,616
	Ecolab	31,400	1,400,126
†	Intrepid Potash	17,200	501,724
	Sigma-Aldrich	17,200	869,116
	Sociedad Quimica y Minera de Chile ADR	25,800	969,306
	Terra Industries	14,900	479,631

			5,829,052

	Commercial Banks–1.45%
	City National	19,000	866,400
	First Horizon National	64,384	862,740
	KeyCorp	126,000	699,300
	Marshall & Ilsley	157,700	859,465
†	SVB Financial Group	11,600	483,604

			3,771,509

	Commercial Services & Supplies–2.03%
†	American Reprographics	25,200	176,652
†	Copart	13,500	494,505
†	Iron Mountain	36,625	833,585
	Republic Services	32,850	929,984
	Ritchie Bros Auctioneers	46,900	1,051,967
†	Stericycle	24,600	1,357,182
†	Waste Connections	13,300	443,156

			5,287,031

	Communications Equipment–1.21%
†	F5 Networks	12,000	635,760
†	JDS Uniphase	39,300	324,225
†	Juniper Networks	63,700	1,698,879
†	Palm	49,300	494,972

			3,153,836

	Computers & Peripherals–1.78%
†	Logitech International	19,700	336,870
†	NetApp	46,000	1,581,940
†	QLogic	30,700	579,309
†	SanDisk	19,500	565,305
	Seagate Technology	86,400	1,571,616

			4,635,040

	Construction & Engineering–1.43%
	Fluor	39,900	1,797,096
†	Foster Wheeler	30,300	892,032
†	Quanta Services	49,800	1,037,832

			3,726,960

	Construction Materials–0.30%
	Vulcan Materials	14,800	779,516

			779,516

	Consumer Finance–0.32%
†	SLM	73,300	826,091

			826,091

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Diversified Consumer Services–2.08%
†	Apollo Group Class A	23,205	$1,405,759
	DeVry	31,700	1,798,341
†	Education Management	20,200	444,602
†	ITT Educational Services	7,900	758,084
†	New Oriental Education & Technology Group ADR	7,200	544,392
	Strayer Education	2,000	424,980

			5,376,158

	Diversified Financial Services–1.75%
†	Artio Global Investors	11,100	282,939
†	Interactive Brokers Group	14,700	260,484
†	IntercontinentalExchange	17,900	2,010,170
	Moody’s	38,700	1,037,160
	NYSE Euronext	37,800	956,340

			4,547,093

	Electrical Equipment–1.67%
	AMETEK	23,500	898,640
†	First Solar	4,400	595,760
†	General Cable	19,700	579,574
†	GT Solar International	55,300	307,468
†	II-VI	18,100	575,580
	Rockwell Automation	14,700	690,606
	Roper Industries	13,400	701,758

			4,349,386

	Electronic Equipment, Instruments & Components–2.22%
	Amphenol Class A	19,500	900,510
†	Cogent	25,100	260,789
†	Dolby Laboratories Class A	28,200	1,345,986
†	FLIR Systems	13,900	454,808
†	Itron	7,100	479,747
	Jabil Circuit	31,100	540,207
	National Instruments	22,150	652,318
†	Trimble Navigation	45,700	1,151,640

			5,786,005

	Energy Equipment & Services–2.99%
	Baker Hughes	9,200	372,416
†	Cameron International	34,400	1,437,920
†	Complete Production Services	15,900	206,700
	Core Laboratories	9,300	1,098,516
	Diamond Offshore Drilling	10,900	1,072,778
†	FMC Technologies	25,000	1,446,000
†	Nabors Industries	21,900	479,391
†	Oceaneering International	12,500	731,500
	Smith International	21,000	570,570
†	TETRA Technologies	32,200	356,776

			7,772,567

	Food & Staples Retailing–0.46%
†	Whole Foods Market	43,500	1,194,075

			1,194,075

	Food Products–1.51%
	Campbell Soup	22,500	760,500
	Hershey	18,400	658,536
	McCormick	52,500	1,896,825
	Smucker (J.M.)	9,700	598,975

			3,914,836

	Health Care Equipment & Supplies–4.40%
†	American Medical System Holdings	22,000	424,380
†	Arthrocare	11,900	282,030
	Bard (C.R.)	17,800	1,386,620
†	CareFusion	47,000	1,175,470
	DENTSPLY International	18,600	654,162
†	Edwards Lifesciences	8,400	729,540
†	Gen-Probe	8,700	373,230
†	Hologic	30,200	437,900
†	IDEXX Laboratories	18,600	993,984
†	Intuitive Surgical	5,400	1,637,928
†	Masimo	12,900	392,418
†	ResMed	9,200	480,884
†	St. Jude Medical	29,300	1,077,654
†	Varian Medical Systems	20,800	974,480
†	Zimmer Holdings	7,300	431,503

			11,452,183

	Health Care Providers & Services–3.14%
	CIGNA	20,500	723,035
†	Community Health Systems	17,500	623,000
†	Coventry Health Care	16,950	411,716
†	DaVita	17,200	1,010,328
†	Health Net	17,600	409,904
†	Humana	11,500	504,735
†	Laboratory Corporation of America Holdings	17,100	1,279,764
†	Lincare Holdings	8,300	308,096
†	Patterson	12,800	358,144
	Quest Diagnostics	26,200	1,581,956
†	Schein (Henry)	18,100	952,060

			8,162,738

	Health Care Technology–0.62%
†	Allscripts-Misys Healthcare Solutions	24,700	499,681
†	Cerner	13,600	1,121,184

			1,620,865

	Hotels, Restaurants & Leisure–3.74%
†	Chipotle Mexican Grill Class A	7,000	617,120
	Choice Hotels International	19,500	617,370
†	Ctrip.com International ADR	6,500	467,090
†	Hyatt Hotels	10,400	310,024
	International Game Technology	61,400	1,152,478

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Hotels, Restaurants & Leisure (continued)

	Marriott International Class A	42,457	$1,156,961
†	Panera Bread Class A	14,600	977,762
†	Starbucks	59,500	1,372,070
	Starwood Hotels & Resorts Worldwide	16,300	596,091
	Tim Hortons	29,600	903,096
†	WMS Industries	14,250	570,000
	Wynn Resorts	16,800	978,264

			9,718,326

	Household Durables–0.29%
	KB HOME	9,600	131,328
	Lennar Class A	11,500	146,855
	Pulte Homes	20,605	206,050
†	Toll Brothers	13,800	259,578

			743,811

	Household Products–1.15%
	Church & Dwight	19,200	1,160,640
	Clorox	30,200	1,842,200

			3,002,840

	Independent Power Producers & Energy Traders–0.82%
†	Calpine	89,500	984,500
†	NRG Energy	48,600	1,147,446

			2,131,946

	Industrial Conglomerates–0.46%
†	McDermott International	49,600	1,190,896

			1,190,896

	Insurance–1.47%
	Aon	19,500	747,630
†	Arch Capital Group	7,800	558,090
	Assurant	7,400	218,152
	AXIS Capital Holdings	10,800	306,828
	Berkley (W.R.)	18,000	443,520
	HCC Insurance Holdings	17,700	495,069
	Principal Financial Group	28,200	677,928
	RenaissanceRe Holdings	7,000	372,050

			3,819,267

	Internet & Catalog Retail–0.80%
†	Expedia	38,900	1,000,119
†	priceline.com	4,900	1,070,650

			2,070,769

	Internet Software & Services–1.49%
†	Akamai Technologies	32,800	830,824
†	Baidu.com ADR	1,200	493,476
†	Rackspace Hosting	22,300	464,955
†	Sina	11,500	519,570
†	VeriSign	35,800	867,792
†	VistaPrint	12,300	696,918

			3,873,535

	IT Services–3.35%
†	Cognizant Technology Solutions Class A	39,100	1,771,230
†	Computer Sciences	8,600	494,758
	Fidelity National Information Services	17,500	410,200
†	Fiserv	10,200	494,496
†	Genpact	31,700	472,330
	Global Payments	13,300	716,338
†	Hewitt Associates Class A	13,100	553,606
†	NeuStar Class A	16,100	370,944
	Paychex	59,700	1,829,208
	Western Union	84,800	1,598,480

			8,711,590

	Leisure Equipment & Products–0.18%
	Mattel	24,000	479,520

			479,520

	Life Sciences Tools & Services–2.68%
†	Charles River Laboratories International	13,200	444,708
†	Covance	8,300	452,931
†	Illumina	27,800	852,070
†	Life Technologies	23,900	1,248,297
†	Mettler-Toledo International	8,300	871,417
†	Millipore	7,300	528,155
†	QIAGEN	26,600	593,712
	Techne	14,200	973,552
†	Waters	16,200	1,003,752

			6,968,594

	Machinery–2.88%
	CLARCOR	14,600	473,624
	Cummins	16,400	752,104
	Donaldson	20,300	863,562
	Flowserve	8,000	756,240
	Graco	15,100	431,407
	Harsco	10,700	344,861
	IDEX	13,125	408,844
	Joy Global	16,600	856,394
	PACCAR	10,700	388,089
	Pall	21,000	760,200
†	Terex	24,800	491,288
	Valmont Industries	7,300	572,685
	Wabtec	9,700	396,148

			7,495,446

	Media–2.22%
	Cablevision Systems Class A	14,500	374,390
†	Central European Media Enterprises	18,200	429,702
†	CTC Media	24,200	360,580
†	Discovery Communications Class C	46,400	1,230,528
†	DreamWorks Animation SKG Class A	14,300	571,285
†	Liberty Media Starz Class A	10,400	479,960
	McGraw-Hill	41,300	1,383,963

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Media (continued)

	Omnicom Group	14,100	$552,015
	Shaw Communications Class B	19,600	403,172

			5,785,595

	Metals & Mining–2.28%
	Agnico-Ealge Mines	27,800	1,501,200
	Carpenter Technology	16,700	450,065
	Cliffs Natural Resources	15,200	700,568
	Compass Minerals International	12,400	833,156
†	Eldorado Gold	37,400	529,958
	United States Steel	11,000	606,320
	Walter Energy	17,500	1,317,925

			5,939,192

	Multiline Retail–0.84%
†	Big Lots	18,300	530,334
†	Dollar General	17,900	401,497
†	Dollar Tree	13,100	632,730
	Family Dollar Stores	22,500	626,175

			2,190,736

	Office Electronics–0.13%
†	Zebra Technologies	11,750	333,230

			333,230

	Oil, Gas & Consumable Fuels–4.35%
	Arch Coal	29,824	663,584
†	Bill Barrett	12,800	398,208
	Cabot Oil & Gas	26,900	1,172,571
†	Cobalt International Energy	25,800	357,072
†	Concho Resources	35,900	1,611,910
	Consol Energy	14,300	712,140
†	Forest Oil	34,100	758,725
†	Mariner Energy	21,400	248,454
	Massey Energy	13,100	550,331
	Murphy Oil	17,500	948,500
†	Newfield Exploration	19,100	921,193
	Peabody Energy	19,500	881,595
†	SandRidge Energy	13,100	123,533
†	Southwestern Energy	12,000	578,400
	Sunoco	10,100	263,610
†	Ultra Petroleum	22,400	1,116,864

			11,306,690

	Personal Products–1.06%
	Avon Products	64,500	2,031,750
	Mead Johnson Nutrition Class A	16,700	729,790

			2,761,540

	Pharmaceuticals–0.99%
	Allergan	12,914	813,711
†	Elan ADR	53,200	346,864
	Perrigo	14,300	569,712
	Shire ADR	9,400	551,780
†	Warner Chilcott Class A	10,600	301,782

			2,583,849

	Professional Services–1.56%
	Corporate Executive Board	12,800	292,096
	Dun & Bradstreet	12,300	1,037,751
	Equifax	16,300	503,507
	Manpower	9,600	523,968
†	Monster Worldwide	30,900	537,660
	Robert Half International	25,100	670,923
†	Verisk Analytics Class A	16,100	487,508

			4,053,413

	Real Estate Investment Trusts–0.74%
	Federal Realty Investment Trust	15,100	1,022,572
	Public Storage	11,200	912,240

			1,934,812

	Road & Rail–0.39%
	Landstar System	26,200	1,015,774

			1,015,774

	Semiconductors & Semiconductor Equipment–6.84%
	Altera	64,100	1,450,583
	Analog Devices	43,900	1,386,362
†	Broadcom Class A	24,050	756,373
†	Cymer	10,200	391,476
†	Fairchild Semiconductor International	21,200	211,788
	Intersil Class A	24,400	374,296
	KLA-Tencor	14,700	531,552
†	Lam Research	13,100	513,651
	Linear Technology	47,200	1,441,488
†	Marvell Technology Group	86,400	1,792,799
	Maxim Integrated Products	22,100	448,630
†	MEMC Electronic Materials	22,200	302,364
	Microchip Technology	39,600	1,150,776
	National Semiconductor	68,900	1,058,304
†	NVIDIA	80,100	1,496,268
†	ON Semiconductor	45,100	397,331
†	Rovi	17,800	567,286
†	Silicon Laboratories	14,400	696,096
†	Teradyne	48,100	516,113
†	Varian Semiconductor Equipment Associates	14,400	516,672
	Xilinx	71,200	1,784,272

			17,784,480

	Software–6.36%
†	Adobe Systems	21,000	772,380
†	ANSYS	22,900	995,234
†	Autodesk	38,100	968,121
†	BMC Software	27,400	1,098,740
	CA	40,900	918,614

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Software (continued)

†	Check Point Software Technologies	14,300	$484,484
†	Citrix Systems	21,400	890,454
†	Electronics Arts	48,200	855,550
	FactSet Research Systems	14,050	925,474
	Henry (Jack) & Associates	14,900	344,488
†	Intuit	61,400	1,885,593
†	McAfee	43,200	1,752,624
†	MICROS Systems	27,300	847,119
†	Red Hat	52,300	1,616,070
†	salesforce.com	18,200	1,342,614
†	Symantec	26,200	468,718
†	Synopsys	16,600	369,848

			16,536,125

	Specialty Retail–6.21%
	Advance Auto Parts	17,100	692,208
†	AnnTaylor Stores	10,400	141,856
†	AutoZone	3,000	474,210
†	Bed Bath & Beyond	44,900	1,734,487
†	CarMax	31,000	751,750
†	Dick’s Sporting Goods	21,600	537,192
	Gap	40,700	852,665
	Men’s Wearhouse	9,950	209,547
†	O’Reilly Automotive	38,100	1,452,372
	PETsMART	21,000	560,490
	Ross Stores	38,000	1,622,980
	Sherwin-Williams	17,800	1,097,370
	Staples	20,200	496,718
	Tiffany & Co	27,000	1,161,000
	TJX	71,100	2,598,705
†	Tractor Supply	8,700	460,752
†	Urban Outfitters	23,500	822,265
	Williams-Sonoma	23,600	490,408

			16,156,975

	Textiles, Apparel & Luxury Goods–0.91%
	Coach	64,600	2,359,838

			2,359,838

	Tobacco–0.89%
	Lorillard	28,800	2,310,624

			2,310,624

	Trading Companies & Distributors–0.88%
	Fastenal	23,300	970,212
	Grainger (W.W.)	13,700	1,326,571

			2,296,783

	Wireless Telecommunication Services–1.85%
†	American Tower Class A	21,100	911,731
†	Crown Castle International	26,200	1,022,848
†	Leap Wireless International	35,200	617,760
†	MetroPCS Communications	53,600	408,968
†	NII Holdings	20,200	678,316
†	SBA Communications Class A	34,300	1,171,688

			4,811,311

	Total Common Stock (Cost $211,301,964)		259,252,723

	SHORT-TERM INVESTMENT–1.92%
	Money Market Mutual Fund–1.92%
	Dreyfus Treasury & Agency Cash Management Fund	4,980,830	4,980,830

	Total Short-Term Investment (Cost $4,980,830)		4,980,830

TOTAL VALUE OF SECURITIES–101.59% (Cost $216,282,794)	264,233,553

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.59%)	(4,129,235)

NET ASSETS APPLICABLE TO 23,186,804 SHARES OUTSTANDING–100.00%	$260,104,318

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($225,806,924 / 20,087,547 Shares)	$11.241

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($34,297,394 / 3,099,257 Shares)	$11.066

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$316,249,090
Undistributed net investment income	273,598
Accumulated net realized loss on investments	(104,369,129)
Net unrealized appreciation of investments	47,950,759

Total net assets	$260,104,318

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$2,266,365
Foreign tax withheld	(7,595)

2,258,770

EXPENSES:
Management fees	1,530,823
Accounting and administration expenses	95,244
Reports and statements to shareholders	69,289
Distribution expenses–Service Class	61,469
Professional fees	22,842
Trustees’ fees	6,402
Custodian fees	3,250
Other	11,519

Total operating expenses	1,800,838

NET INVESTMENT INCOME	457,932

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(3,390,470)
Foreign currencies	(405)

Net realized loss	(3,390,875)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	82,389,667

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	78,998,792

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,456,724

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$457,932	$(108,194)
Net realized loss on investments and foreign currencies	(3,390,875)	(8,110,771)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	82,389,667	(99,327,927)

Net increase (decrease) in net assets resulting from operations	79,456,724	(107,546,892)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(183,912)	—

	(183,912)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,924,184	26,881,302
Service Class	18,130,428	14,748,296
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	183,912	—

	50,238,524	41,629,598

Cost of shares repurchased:
Standard Class	(25,711,240)	(28,035,889)
Service Class	(9,767,433)	(8,413,120)

	(35,478,673)	(36,449,009)

Increase in net assets derived from capital share transactions	14,759,851	5,180,589

NET INCREASE (DECREASE) IN NET ASSETS	94,032,663	(102,366,303)
NET ASSETS:
Beginning of year	166,071,655	268,437,958

End of year (including undistributed net investment income (accumulated net investment loss) of $273,598 and $(17), respectively)	$260,104,318	$166,071,655

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07		12/31/06	12/31/05

Net asset value, beginning of period	$7.688	$13.435	$11.828		$10.824	$9.857

Income (loss) from investment operations:
Net investment income (loss)[1]	0.023	(0.003)	(0.004)		—	(0.026)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.539	(5.744)	1.611		1.004	0.993

Total from investment operations	3.562	(5.747)	1.607		1.004	0.967

Less dividends and distributions from:
Net investment income	(0.009)	—	—		—	—

Total dividends and distributions	(0.009)	—	—		—	—

Net asset value, end of period	$11.241	$7.688	$13.435		$11.828	$10.824

Total return[2]	46.34%	(42.78% )	13.59%		9.28%	9.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$225,807	$149,829	$247,671		$282,397	$272,838
Ratio of expenses to average net assets	0.85%	0.84%	0.82%		0.85%	0.87%
Ratio of net investment income (loss) to average net assets	0.25%	(0.03% )	(0.03%	)	0.00%	(0.26%	)
Portfolio turnover	28%	36%	35%		41%	38%
1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/09		12/31/08	12/31/07		12/31/06		12/31/05

Net asset value, beginning of period	$7.581		$13.281	$11.722		$10.754		$9.817

Income (loss) from investment operations:
Net investment income (loss)[2]	—	[1]	(0.030)	(0.037)		(0.028)		(0.051)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.485		(5.670)	1.596		0.996		0.988

Total from investment operations	3.485		(5.700)	1.559		0.968		0.937

Net asset value, end of period	$11.066		$7.581	$13.281		$11.722		$10.754

Total return[3]	45.97%		(42.92% )	13.30%		9.00%		9.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,297		$16,243	$20,767		$13,090		$6,391
Ratio of expenses to average net assets	1.10%		1.09%	1.07%		1.10%		1.12%
Ratio of net investment income (loss) to average net assets	0.00%		(0.28% )	(0.28%	)	(0.25%	)	(0.51%	)
Portfolio turnover	28%		36%	35%		41%		38%
1 Amount rounds to less than $0.001 per share.

2 The average shares outstanding method has been applied for per share information.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trust (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2009.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

T. Rowe Price (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.50% on the first $250 million of the Fund’s average daily net assets; 0.45% on the next $500 million; and 0.40% of the average daily net assets of the Fund in excess of $750 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $5,139 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $13,466 and $4,693, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$157,850
Fees payable to DSC	535
Distribution fees payable to LFD	7,016

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $72,776,253 and sales of $57,944,022 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $217,046,217. At December 31, 2009, net unrealized appreciation was $47,187,336, of which $64,328,498 related to unrealized appreciation of investments and $17,141,162 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

Level 1

Common Stock	$259,252,723
Short-Term	4,980,830

Total	$264,233,553

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the year ended December 31, 2008. The tax character of dividends and distributions paid during the year ended December 31, 2009 was as follows:

Year Ended
12/31/09
Ordinary income	$183,912

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$316,249,090
Undistributed ordinary income	274,077
Capital loss carryforwards	(103,605,706)
Post-October currency losses	(479)
Unrealized appreciation of investments and foreign currencies	47,187,336

Net assets	$260,104,318

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interest.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership interest and capital loss carryforward expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(405)	$67,808,246	$(67,807,841)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $67,784,083 expired in 2009. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $76,089,467 expires in 2010, $15,907,305 expires in 2011, $559,440 expires in 2016 and $11,049,494 expires in 2017.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	3,469,810	3,542,661
Service Class	2,010,495	1,354,079
Shares issued upon reinvestment of dividends and distributions:
Standard Class	17,065	—

	5,497,370	4,896,740

Shares repurchased:
Standard Class	(2,888,735)	(2,487,933)
Service Class	(1,053,969)	(775,012)

	(3,942,704)	(3,262,945)

Net increase	1,554,666	1,633,795

7.	Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (TRP) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Board reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Structured Mid-Cap Growth Fund’s return compared to the average of its Lipper performance group of mid-cap growth funds and the Russell MidCap Growth Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods. The Board concluded that the services provided by TRP were satisfactory.

The Board considered the sub-advisory fee schedule, which contain breakpoints, the Lipper contractual sub-adviser fees expense group, the fee rates charged to other registered funds managed by TRP and its standard advisory fee schedule for actively managed non-fund accounts using a strategy similar to the Fund’s and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered information provided by TRP regarding TRP’s firm-wide estimated profitability, that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP Templeton Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Templeton Growth Fund

LVIP Templeton Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Templeton Growth Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 28.11% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Morgan Stanley Capital International (MSCI) World Index*, returned 30.79%.

Equity markets entered 2009 at low levels but in March, stocks bottomed and reversed their decline, economic growth stabilized and rebounded, and investor confidence was rekindled as investors began to believe the global financial system was finally on the mend.

In this environment, stock selection in the consumer staples, energy and utilities sectors contributed to relative Fund performance. Underweighting in consumer staples, where Dr. Pepper Snapple Group was a key contributor, aided results. The Fund’s holdings in the oil, gas and consumable fuels industry also helped relative performance, notably Brazil’s national oil and gas company Petroleo Brasileiro, as did underweighting in utilities, specifically the underperforming electric utilities industry. Other key contributors included Samsung Electronics and Telenor.

Conversely, stock selection in the financials sector negatively impacted relative Fund performance, and Japanese consumer credit company Promise was a major detractor. At December 31, 2009, the Fund no longer held a position in Promise. Underweighting in the metals and mining industry weighed on results. Overweighting in health care, where American biotechnology company Amgen was a significant detractor, hurt relative performance. Additional detractors included France Telecom and Nintendo.

From a geographic perspective, stock selection and underweighting in Asia benefited relative Fund performance, as did below-index exposure to Japan and our investments in non-index country South Korea. Our U.S. investments also helped. Stock selection in Europe, particularly France, Switzerland and the U.K., hurt relative performance; as did an underweighting in Australia.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that, regardless of the macroeconomic climate we might encounter in 2010, we should find bargains.

Peter Nori, CFA and Portfolio Management Team
Templeton Investment Counsel, LLC

Growth of $10,000 invested 12/31/1999 through 12/31/2009

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,888. For comparison, look at how the MSCI World Index did over the same period. The same $10,000 investment would have grown to $10,234. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+28.11%

Five Years	+3.41%

Ten Years	+4.06%

Service Class Shares

One Year	+27.81%

Inception (4/30/07)	−7.91%

*	The MSCI World Index is composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.

LVIP Templeton Growth Fund–1

LVIP Templeton Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,217.70	0.84%	$4.70
Service Class Shares	1,000.00	1,216.10	1.09%	6.09

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.97	0.84%	$4.28
Service Class Shares	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Templeton Growth Fund–2

LVIP Templeton Growth Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Country	of Net Assets

Common Stock	97.72%

Austria	0.85%
Bermuda	2.46%
Brazil	3.09%
France	8.95%
Germany	8.89%
Hong Kong	1.28%
Ireland	1.01%
Israel	0.67%
Italy	0.50%
Japan	1.97%
Netherlands	3.48%
Norway	2.49%
Portugal	1.13%
Republic of Korea	2.17%
Russia	0.84%
Singapore	3.03%
South Africa	1.13%
Spain	2.07%
Switzerland	6.28%
Taiwan	0.95%
Turkey	0.62%
United Kingdom	14.39%
United States	29.47%

Short-Term Investment	2.40%

Total Value of Securities	100.12%

Liabilities Net of Receivables and Other Assets	(0.12%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Microsoft	2.20%
Telefonica	2.07%
Telenor	1.72%
DBS Group Holdings	1.69%
Vodafone Group ADR	1.69%
France Telecom ADR	1.68%
Sanofi-Aventis	1.63%
Petroleo Brasiliero ADR	1.58%
Nestle	1.58%
Accenture Class A	1.57%

Total	17.41%

Percentage
Sector	of Net Assets

Aerospace & Defense	1.28%
Air Freight & Logistics	2.21%
Auto Components	1.73%
Beverages	1.08%
Biotechnology	2.31%
Capital Markets	0.96%
Commercial Banks	4.51%
Commercial Services & Supplies	2.51%
Communications Equipment	1.50%
Computers & Peripherals	1.57%
Construction Materials	0.50%
Diversified Financial Services	1.72%
Diversified Telecommunication Services	7.38%
Electric Utilities	1.19%
Electronic Equipment, Instruments & Components	1.70%
Food Products	4.53%
Health Care Equipment & Supplies	0.51%
Health Care Providers & Services	1.95%
Industrial Conglomerates	2.73%
Insurance	8.76%
Media	7.99%
Metals & Mining	1.06%
Multi-Utilities	1.31%
Mult-Utilities and Unregulated Power	0.65%
Office Electronics	0.43%
Oil, Gas & Consumable Fuels	9.60%
Pharmaceuticals	11.64%
Real Estate Management & Development	0.45%
Semiconductors & Semiconductor Equipment	3.13%
Software	5.97%
Specialty Retail	2.85%
Wireless Telecommunication Services	2.01%

Total	97.72%

LVIP Templeton Growth Fund–3

LVIP Templeton Growth Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.72%Δ
	Austria–0.85%
±	Telekom Austria	153,680	$2,190,831

			2,190,831

	Bermuda–2.46%
	ACE	53,240	2,683,296
	PartnerRe	26,360	1,968,038
	Tyco International	47,137	1,681,848

			6,333,182

	Brazil–3.09%
	Empresa Brasileira de Aeronautica ADR	52,270	1,155,690
	Petroleo Brasiliero ADR	96,140	4,075,375
	Vale ADR	109,770	2,724,491

			7,955,556

	France–8.95%
±	AXA	141,137	3,309,356
	France Telecom ADR	171,090	4,318,311
±	GDF Suez	34,746	1,503,250
±	Ipsen	4,960	274,665
±	Michelin Class B	32,380	2,476,661
±	Sanofi-Aventis	53,296	4,185,796
±	Suez Enviornnement	7,303	168,166
±	Total	58,960	3,781,980
±	Vivendi	101,752	3,015,971

			23,034,156

	Germany–8.89%
±	Bayerische Motoren Werke	48,950	2,239,360
±	Deutsche Post	123,800	2,401,006
±	E.On	73,270	3,058,757
†	Infineon Technologies ADR	340,108	1,870,594
±	Merck KGAA	18,630	1,732,264
±	Muenchener Ruechversicherungs	20,070	3,127,702
±	Rhoen Klinikum	72,426	1,755,210
	SAP ADR	65,510	3,066,523
	Siemens ADR	39,540	3,625,818

			22,877,234

■	Hong Kong–1.28%
±	Cheung Kong Holdings	91,000	1,169,321
±	China Telecom	5,120,000	2,117,125

			3,286,446

	Ireland–1.01%
	Covidien	27,307	1,307,733
±	CRH	47,739	1,296,276

			2,604,009

	Israel–0.67%
†	Check Point Software Technologies	50,590	1,713,989

			1,713,989

	Italy–0.50%
±	ENI	50,374	1,281,115

			1,281,115

	Japan–1.97%
±	Konica Minolta Holdings	106,500	1,098,214
±	Nintendo	8,400	2,007,524
	Toyota Motor ADR	23,430	1,971,869

			5,077,607

	Netherlands–3.48%
±	ING Groep CVA	154,142	1,482,480
±	Koninklijke Philips Electronics	72,540	2,141,393
±	Randstad Holding	30,762	1,528,608
±	Reed Elsevier	129,573	1,587,669
±	SBM Offshore	113,784	2,229,498

			8,969,648

	Norway–2.49%
±	StatoilHydro	79,810	1,988,388
±	Telenor	316,950	4,423,150

			6,411,538

	Portugal–1.13%
±	Banco Espirito Santo Class R	446,532	2,904,407

			2,904,407

	Republic of Korea–2.17%
±†	KB Financial Group	36,409	1,851,412
±	Samsung Electronics	5,458	3,737,578

			5,588,990

	Russia–0.84%
	Gazprom ADR	84,690	2,159,595

			2,159,595

	Singapore–3.03%
±	DBS Group Holdings	400,006	4,347,678
±	Singapore Telecommunications	1,565,000	3,446,481

			7,794,159

	South Africa–1.13%
	Sasol ADR	72,950	2,913,623

			2,913,623

	Spain–2.07%
±	Telefonica	190,590	5,327,365

			5,327,365

	Switzerland–6.28%
±	Adecco	31,000	1,708,463
±†	Basilea Pharmaceutica	2,340	144,581
±	Lonza Group	17,900	1,259,999
±	Nestle	83,840	4,065,130
±	Novartis	56,030	3,056,801

LVIP Templeton Growth Fund–4

LVIP Templeton Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Switzerland (continued)

±	Roche Holding	21,590	$3,688,602
	Tyco Electronics	91,407	2,244,042

			16,167,618

	Taiwan–0.95%
	Taiwan Semiconductors Manufacturing ADR	214,105	2,449,363

			2,449,363

	Turkey–0.62%
	Turkcell Iletisim Hizmet ADR	90,720	1,586,693

			1,586,693

	United Kingdom–14.39%
±	Aviva	413,300	2,624,661
±	BAE Systems	368,750	2,128,931
	BP ADR	66,120	3,832,976
±	British Sky Broadcasting Group	161,200	1,456,947
±	G4S	766,880	3,228,670
±	GlaxoSmithkline	144,470	3,065,419
±	HSBC Holdings	128,400	1,460,486
±	Kingfisher	367,408	1,355,666
±	Marks & Spencer Group	222,500	1,436,978
±	Pearson	144,010	2,068,346
±	Royal Dutch Shell Class B	83,620	2,436,718
±	Tesco	420,570	2,899,740
±	Unilever	116,044	3,720,156
	Vodafone Group ADR	188,090	4,342,997
±†	Wolseley	49,065	984,282

			37,042,973

	United States–29.47%
	Accenture Class A	97,530	4,047,494
†	Amgen	62,140	3,515,260
†	AOL	4,114	95,773
	Aon	46,170	1,770,158
	Bank of America	42,940	646,676
	Bank of New York Mellon	88,340	2,470,870
	Biogen Idec	11,580	619,530
	Bristol-Myers Squibb	74,310	1,876,328
†	Cisco Systems	161,320	3,862,001
	Comcast Special Class A	148,725	2,381,087
	CVS Caremark	60,564	1,950,766
	Disney (Walt)	47,640	1,536,390
	DR Pepper Snapple Group	98,685	2,792,791
	FedEx	13,060	1,089,857
	General Electric	114,110	1,726,484
	Home Depot	24,150	698,660
†	Isis Pharmaceuticals	46,390	514,929
	Merck	96,840	3,538,534
	Microsoft	185,590	5,658,638
	News Class A	205,110	2,807,956
†	Onyx Pharmaceuticals	19,490	571,837
	Oracle	115,300	2,829,462
	Pfizer	218,810	3,980,153
	PG&E	75,380	3,365,717
	Progressive	207,440	3,731,846
	Quest Diagnostics	54,260	3,276,219
†	Regeneron Pharmaceuticals	23,680	572,582
†	Sprint Nextel	224,690	822,365
	Target	38,890	1,881,109
	Time Warner	45,253	1,318,682
†	Time Warner Cable	56,689	2,346,359
	United Parcel Service Class B	38,480	2,207,598
†	Viacom Class B	68,560	2,038,289
†	Watson Pharmaceuticals	83,650	3,313,377

			75,855,777

	Total Common Stock (Cost $232,634,355)		251,525,874

	SHORT-TERM INVESTMENT–2.40%
	Money Market Mutual Fund–2.40%
	Dreyfus Treasury & Agency Cash Management Fund	6,174,413	6,174,413

	Total Short-Term Investment (Cost $6,174,413)		6,174,413

TOTAL VALUE OF SECURITIES–100.12% (Cost $238,808,768)	257,700,287

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(312,528)

NET ASSETS APPLICABLE TO 10,559,137 SHARES OUTSTANDING–100.00%	$257,387,759

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND STANDARD CLASS ($151,544,516 / 6,218,135 Shares)	$24.371

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND SERVICE CLASS ($105,843,243 / 4,341,002 Shares)	$24.382

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$263,704,097
Undistributed net investment income	600,923
Accumulated net realized loss on investments	(25,813,998)
Net unrealized appreciation of investments and foreign currencies	18,896,737

Total net assets	$257,387,759

LVIP Templeton Growth Fund–5

LVIP Templeton Growth Fund
Statement of Net Assets (continued)

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

±	Security is being valued based on international fair value pricing. At December 31, 2009, the aggregate amount of international fair value priced securities was $123,977,233, which represented 48.17% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:
ADR–American Depositary Receipts
CVA–Dutch Certificate

See accompanying notes

LVIP Templeton Growth Fund–6

LVIP Templeton Growth Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$6,866,721
Foreign tax withheld	(381,273)

6,485,448

EXPENSES:
Management fees	1,693,833
Distribution expenses-Service Class	242,271
Accounting and administration expenses	106,827
Custodian fees	56,733
Reports and statements to shareholders	40,165
Professional fees	24,066
Trustees’ fees	7,728
Other	16,241

2,187,864
Less expenses waived/reimbursed	(43,220)
Less waiver of distribution expenses-Service Class	(11,315)

Total operating expenses	2,133,329

NET INVESTMENT INCOME	4,352,119

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(17,361,042)
Foreign currencies	(18,674)

Net realized loss	(17,379,716)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	72,307,209

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	54,927,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,279,612

See accompanying notes

LVIP Templeton Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,352,119	$5,348,595
Net realized loss on investments and foreign currencies	(17,379,716)	(7,796,019)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	72,307,209	(100,604,373)

Net increase (decrease) in net assets resulting from operations	59,279,612	(103,051,797)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,504,560)	(3,335,756)
Service Class	(1,523,052)	(2,120,423)
Net realized gain on investments:
Standard Class	(54,426)	(4,947,741)
Service Class	(38,524)	(4,359,056)

	(4,120,562)	(14,762,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,903,693	41,550,729
Service Class	26,173,139	75,334,658
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,558,986	8,283,497
Service Class	1,561,576	6,479,479

	47,197,394	131,648,363

Cost of shares repurchased:
Standard Class	(29,196,752)	(20,106,575)
Service Class	(38,593,303)	(28,904,354)

	(67,790,055)	(49,010,929)

Increase (decrease) in net assets derived from capital share transactions	(20,592,661)	82,637,434

NET INCREASE (DECREASE) IN NET ASSETS	34,566,389	(35,177,339)
NET ASSETS:
Beginning of year	222,821,370	257,998,709

End of year (including undistributed net investment income
of $600,923 and $295,090, respectively)	$257,387,759	$222,821,370

See accompanying notes

LVIP Templeton Growth Fund–7

LVIP Templeton Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Standard Class
	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$19.352	$33.233	$31.307	$27.119	$25.886

Income (loss) from investment operations:
Net investment income[2]	0.412	0.636	0.724	0.566	0.440
Net realized and unrealized gain (loss) on investments and foreign currencies	5.021	(12.906)	1.782	6.074	1.762

Total from investment operations	5.433	(12.270)	2.506	6.640	2.202

Less dividends and distributions from:
Net investment income	(0.405)	(0.534)	(0.580)	(0.414)	(0.375)
Net realized gain on investments	(0.009)	(1.077)	—	(2.038)	(0.594)

Total dividends and distributions	(0.414)	(1.611)	(0.580)	(2.452)	(0.969)

Net asset value, end of period	$24.371	$19.352	$33.233	$31.307	$27.119

Total return[3]	28.11%	(37.76% )	8.01%	26.13%	8.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,545	$129,853	$163,596	$167,966	$133,060
Ratio of expenses to average net assets	0.83%	0.81%	0.81%	0.85%	0.86%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.85%	0.82%	0.84%	0.85%	0.86%
Ratio of net investment income to average net assets	1.99%	2.41%	2.18%	2.00%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.97%	2.40%	2.15%	2.00%	1.66%
Portfolio turnover	18%	11%	15%	19%	22%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Templeton Growth Fund–8

LVIP Templeton Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$19.369	$33.224	$33.408

Income (loss) from investment operations:
Net investment income[2]	0.363	0.581	0.483
Net realized and unrealized gain (loss) on investments and foreign currencies	5.016	(12.890)	(0.126)

Total from investment operations	5.379	(12.309)	0.357

Less dividends and distributions from:
Net investment income	(0.357)	(0.469)	(0.541)
Net realized gain on investments	(0.009)	(1.077)	—

Total dividends and distributions	(0.366)	(1.546)	(0.541)

Net asset value, end of period	$24.382	$19.369	$33.224

Total return[3]	27.81%	(37.90% )	1.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,843	$92,968	$94,403
Ratio of expenses to average net assets	1.07%	1.02%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%	1.07%	1.11%
Ratio of net investment income to average net assets	1.75%	2.20%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.72%	2.15%	2.02%
Portfolio turnover	18%	11%	15%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Templeton Growth Fund–9

LVIP Templeton Growth Fund
Notes to Financial Statements
December 31, 2009
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Templeton Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services,

LVIP Templeton Growth Fund–10

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates (continued)

LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Prior to May 1, 2009, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.81% of average daily net assets of the Fund.

Templeton Investment Counsel, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $200 million of the Fund’s average daily net assets; 0.425% of the next $300 million; and 0.40% of the Fund’s average daily net assets in excess of $500 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $5,753 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $15,556 and $4,979, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. Prior to May 1, 2009, LFD had voluntarily agreed to waive the Plan Fee by 0.04% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$158,606
Fees payable to DSC	545
Distribution fees payable to LFD	22,288

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $39,726,150 and sales of $50,292,642 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $238,808,797. At December 31, 2009, net unrealized appreciation was $18,891,490, of which $38,313,531 related to unrealized appreciation of investments and $19,422,041 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets

Level 2–inputs are observable, directly or indirectly

Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Total

Common Stock	$127,548,641	$123,977,233	$251,525,874
Short-Term	6,174,413	$—	6,174,413

Total	$133,723,054	$123,977,233	$257,700,287

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new

LVIP Templeton Growth Fund–11

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$4,027,612	$6,111,013
Long-term capital gain	92,950	8,651,963

Total	$4,120,562	$14,762,976

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$263,704,097
Undistributed ordinary income	600,923
Post-October losses	(1,513,579)
Capital loss carryforwards	(24,300,390)
Unrealized appreciation of investments and foreign currencies	18,896,708

Net assets	$257,387,759

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated
Investment Income	Net Realized Loss

$(18,674)	$18,674

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $24,300,390 expires in 2017.

LVIP Templeton Growth Fund–12

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	813,904	2,188,057
Service Class	1,289,406	2,771,240
Shares issued upon reinvestment of dividends and distributions:
Standard Class	106,911	358,716
Service Class	65,222	272,487

	2,275,443	5,590,500

Shares repurchased:
Standard Class	(1,412,748)	(759,406)
Service Class	(1,813,540)	(1,085,203)

	(3,226,288)	(1,844,609)

Net increase (decrease)	(950,845)	3,745,891

7.	Foreign Currency Exchange Contracts
The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2009.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Templeton Growth Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Templeton Growth Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Templeton Growth Fund–14

LVIP Templeton Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

2.26%	97.74%	100.00%	31.88%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $276,684. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2009 was $5,347,873.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Templeton Growth Fund–15

LVIP Templeton Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Templeton

In considering the renewal of the sub-advisory agreement between LIAC and Templeton Investment Counsel, LLC (Templeton) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the sub-advisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of global value funds and the MSCI World Index. The Board noted the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods and concluded that the services provided by Templeton were good.

The Board considered the sub-advisory fee schedule, which contains breakpoints, and compared it to the Lipper contractual sub-adviser fees expense group noting that Templeton’s charged lower fees to the only other fund in the group. The Board considered that LIAC compensates Templeton from its fees and noted that the Fund’s advisory fee was below the average advisory fee of the Lipper expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that there were none, although Templeton provided soft dollar information, which could benefit clients other than the Fund.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Templeton Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Templeton Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth Fund–18

LVIP Turner Mid-Cap Growth Fund

LVIP Turner Mid-Cap
Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Turner Mid-Cap Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Turner Mid-Cap Growth Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 48.42% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its benchmark, the Russell MidCap® Growth Index*, returned 46.29%.

In 2009, the equity markets rebounded nicely following one of the strongest market corrections on record. What initially started as a lower quality rally with lower priced and smaller market cap stocks broadened out as the year progressed and the Fund’s strategy delivered strong relative results during the back half of 2009. For 2009, the Fund’s strategy outperformed the benchmark as one would expect in a market that was up over 45%. The consumer discretionary and technology sectors, the largest two portfolio sectors in the portfolio, contributed the most to relative gains. Conversely, the health care and materials/processing sectors detracted from relative performance.

Within the consumer discretionary sector, our consumer service and retail holdings were two of the better performing areas within the sector for the year as consumers grew more confident in a rebounding economy. The technology sector was also an area of strength for the portfolio due in large part to our investments in telecommunication and semiconductor holdings. We continue to favor semiconductors as we believe that cap-ex spending will increase in 2010. The health care sector detracted to relative returns due in part to the prolonged uncertainty over health care reform. Materials/processing sector underperformed from the lack of exposure to coal and chemical companies, which were up significantly for the year.

As we see it, the stock market should continue to deliver good news in 2010, driven by three catalysts. First, corporate profits should continue. Second, we believe economic growth both here and abroad should exceed expectations. Third, we think measures of investor sentiment are neutral at best, resulting in plenty of capital on the sidelines that could help lift stocks higher, especially as more investors gain the conviction that both sustained economic growth and the market rally are for real.

Christopher McHugh
Jason D. Schrotberger, CFA
Tara Hedlund, CFA
Turner Investment Partners, Inc.

Growth of $10,000 invested 5/1/01 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Turner Mid-Cap Growth Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,037. For comparison, look at how the Russell Midcap Growth Index did over the same period. The same $10,000 investment would have grown to $13,468. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+48.42%

Five Years	+2.37%

Inception (5/1/01)	+1.15%

Service Class Shares

One Year	+48.05%

Inception (4/30/07)	–5.30%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Turner Mid-Cap Growth Fund–1

LVIP Turner Mid-Cap Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waiver in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,317.00	0.96%	$5.61
Service Class Shares	1,000.00	1,315.30	1.21%	7.06

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.37	0.96%	$4.89
Service Class Shares	1,000.00	1,019.11	1.21%	6.16

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Turner Mid-Cap Growth Fund–2

LVIP Turner Mid-Cap Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.24%

Aerospace & Defense	1.39%
Airlines	1.13%
Automobiles	0.79%
Beverages	0.89%
Biotechnology	3.16%
Capital Markets	3.66%
Chemicals	2.44%
Commercial Banks	0.71%
Communications Equipment	3.68%
Computers & Peripherals	2.10%
Diversified Financial Services	2.06%
Electrical Equipment	0.25%
Energy Equipment & Services	2.38%
Food Products	1.01%
Food & Staples Retailing	1.89%
Gas Utilities	0.67%
Health Care Equipment & Supplies	1.82%
Health Care Providers & Services	3.78%
Hotels, Restaurants & Leisure	4.73%
Household Durables	1.98%
Household Products	1.30%
Independent Power Producers & Energy Traders	0.92%
Industrial Conglomerates	1.03%
Insurance	1.00%
Internet & Catalog Retail	1.57%
Internet Software & Services	2.21%
IT Services	3.28%
Life Sciences Tools & Services	2.72%
Machinery	3.81%
Media	1.46%
Metals & Mining	3.24%
Multiline Retail	0.90%
Oil, Gas & Consumable Fuels	4.28%
Personal Products	1.60%
Pharmaceuticals	1.22%
Professional Services	0.68%
Real Estate Investment Trusts	0.95%
Real Estate Management & Development	1.02%
Semiconductors & Semiconductor Equipment	11.96%
Software	3.11%
Specialty Retail	4.29%
Telecommunications	0.71%
Textiles, Apparel & Luxury Goods	1.87%
Trading Companies & Distributors	1.04%
Wireless Telecommunication Services	0.55%

Short-Term Investment	2.84%

Total Value of Securities	100.08%

Liabilities Net of Receivables and Other Assets	(0.08%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

F5 Networks	2.16%
NetApp	2.10%
Micron Technology	2.06%
Atheros Communications	1.73%
salesforce.com	1.71%
Starwood Hotels & Resorts Worldwide	1.69%
T. Rowe Price Group	1.64%
Avon Products	1.61%
Urban Outfitters	1.58%
priceline.com	1.57%

Total	17.85%

LVIP Turner Mid-Cap Growth Fund–3

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.24%
	Aerospace & Defense–1.39%
	Precision Castparts	4,000	$441,400

			441,400

	Airlines–1.13%
†	Continental Airlines Class B	20,050	359,296

			359,296

	Automobiles–0.79%
	Harley-Davidson	9,980	251,496

			251,496

	Beverages–0.89%
†	Hansen Natural	7,380	283,392

			283,392

	Biotechnology–3.16%
†	Alexion Pharmaceuticals	7,070	345,156
†	Human Genome Sciences	4,590	140,454
†	United Therapeutics	6,230	328,010
†	Vertex Pharmaceuticals	4,470	191,540

			1,005,160

	Capital Markets–3.66%
†	Affiliated Managers Group	4,590	309,137
	T. Rowe Price Group	9,790	521,317
†	TD Ameritrade Holding	17,260	334,499

			1,164,953

	Chemicals–2.44%
	Airgas	3,910	186,116
	CF Industries Holdings	3,580	324,992
	Ecolab	5,940	264,865

			775,973

	Commercial Banks–0.71%
	Fifth Third Bancorp	23,030	224,543

			224,543

	Communications Equipment–3.68%
†	Brocade Communications Systems	23,480	179,152
†	F5 Networks	12,980	687,681
†	Juniper Networks	11,400	304,038

			1,170,871

	Computers & Peripherals–2.10%
†	NetApp	19,370	666,134

			666,134

	Diversified Financial Services–2.06%
†	IntercontinentalExchange	3,730	418,879
†	MSCI Class A	7,450	236,910

			655,789

	Electrical Equipment–0.25%
†	American Superconductor	1,940	79,346

			79,346

	Energy Equipment & Services–2.38%
†	Cameron International	10,530	440,154
†	Nabors Industries	14,420	315,654

			755,808

	Food Products–1.01%
†	Green Mountain Coffee Roasters	3,940	320,992

			320,992

	Food & Staples Retailing–1.89%
	Cia Brasileira de Distribuicao Grupo Pao de Acucar	2,600	195,312
†	Whole Foods Market	14,720	404,064

			599,376

	Gas Utilities–0.67%
	Questar	5,150	214,086

			214,086

	Health Care Equipment & Supplies–1.82%
	Beckman Coulter	2,240	146,586
†	Intuitive Surgical	1,420	430,714

			577,300

	Health Care Providers & Services–3.78%
	AmerisourceBergen	14,920	388,965
	CIGNA	7,120	251,122
†	Community Health Systems	4,600	163,760
†	DaVita	3,970	233,198
†	Health Management Associates Class A	22,770	165,538

			1,202,583

	Hotels, Restaurants & Leisure–4.73%
†	Panera Bread Class A	3,580	239,753
	Starwood Hotels & Resorts Worldwide	14,690	537,212
†	WMS Industries	8,845	353,800
†	Wynn Resorts	6,410	373,254

			1,504,019

	Household Durables–1.98%
	D.R. Horton	21,980	238,923
†	Pulte Homes	38,910	389,100

			628,023

	Household Products–1.30%
†	Energizer Holdings	6,750	413,640

			413,640

	Independent Power Producers & Energy Traders–0.92%
†	AES	22,030	293,219

			293,219

LVIP Turner Mid-Cap Growth Fund–4

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Independent Power Producers & Energy Traders (continued)
	Industrial Conglomerates–1.03%
†	McDermott International	13,630	$327,256

			327,256

	Insurance–1.00%
†	Genworth Financial	28,050	318,368

			318,368

	Internet & Catalog Retail–1.57%
†	priceline.com	2,290	500,365

			500,365

	Internet Software & Services–2.21%
†	MercadoLibre	4,200	217,854
†	VeriSign	12,490	302,757
†	VistaPrint	3,210	181,879

			702,490

	IT Services–3.28%
†	Cerner	4,670	384,995
†	Fiserv	4,250	206,040
	Global Payments	8,380	451,347

			1,042,382

	Life Sciences Tools & Services–2.72%
†	Charles River Laboratories International	7,020	236,504
†	Illumina	3,010	92,257
†	Life Technologies	5,160	269,507
†	Waters	4,290	265,808

			864,076

	Machinery–3.81%
	Cummins	9,150	419,620
	Joy Global	6,790	350,296
	Parker Hannifin	5,480	295,262
†	Terex	7,340	145,405

			1,210,583

	Media–1.46%
	Cablevision Systems Class A	10,390	268,270
†	Focus Media Holding ADR	12,290	194,797

			463,067

	Metals & Mining–3.24%
	Alcoa	19,890	320,627
†	Thompson Creek Metals	21,640	253,621
	United States Steel	8,290	456,944

			1,031,192

	Multiline Retail–0.90%
	Nordstrom	7,620	286,360

			286,360

	Oil, Gas & Consumable Fuels–4.28%
†	Concho Resources	5,410	242,909
	Consol Energy	8,600	428,280
†	PetroHawk Energy	14,380	344,976
	Range Resources	6,910	344,464

			1,360,629

	Personal Products–1.60%
	Avon Products	16,200	510,300

			510,300

	Pharmaceuticals–1.22%
†	Watson Pharmaceuticals	9,800	388,178

			388,178

	Professional Services–0.68%
	Robert Half International	8,040	214,909

			214,909

	Real Estate Investment Trusts–0.95%
	Digital Realty Trust	6,000	301,680

			301,680

	Real Estate Management & Development–1.02%
†	CB Richard Ellis Group Class A	23,900	324,323

			324,323

	Semiconductors & Semiconductor Equipment–11.96%
	ASML Holding	8,960	305,446
†	Atheros Communications	16,090	550,921
†	Broadcom Class A	13,500	424,575
†	Lam Research	11,980	469,735
†	Marvell Technology Group	21,650	449,238
†	Micron Technology	62,010	654,825
†	NetLogic Microsystems	4,730	218,810
†	PMC-Sierra	32,580	282,143
†	Varian Semiconductor Equipment Associates	12,427	445,881

			3,801,574

	Software–3.11%
†	McAfee	10,930	443,430
†	salesforce.com	7,370	543,685

			987,115

	Specialty Retail–4.29%
†	Bed Bath & Beyond	10,500	405,615
	Guess	10,790	456,417
†	Urban Outfitters	14,360	502,455

			1,364,487

	Telecommunications–0.71%
	Alcatel-Lucent	68,040	225,893

			225,893

LVIP Turner Mid-Cap Growth Fund–5

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Textiles, Apparel & Luxury Goods–1.87%
	Coach	11,570	$422,653
†	Warnaco Group	4,060	171,291

			593,944

	Trading Companies & Distributors–1.04%
	Fastenal	7,980	332,287

			332,287

	Wireless Telecommunication Services–0.55%
†	Millicom International Cellular	2,380	175,573

			175,573

	Total Common Stock (Cost $24,011,139)		30,914,430

	SHORT-TERM INVESTMENT–2.84%
	Money Market Mutual Fund–2.84%
	Dreyfus Treasury & Agency Cash Management Fund	903,298	903,298

	Total Short-Term Investment (Cost $903,298)		903,298

TOTAL VALUE OF SECURITIES–100.08% (Cost $24,914,437)	31,817,728

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(26,651)

NET ASSETS APPLICABLE TO 3,597,332 SHARES OUTSTANDING–100.00%	$31,791,077

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND STANDARD CLASS ($15,381,380 / 1,733,909 Shares)	$8.871

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND SERVICE CLASS ($16,409,697 / 1,863,423 Shares)	$8.806

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$36,654,590
Accumulated net realized loss on investments	(11,766,804)
Net unrealized appreciation of investments	6,903,291

Total net assets	$31,791,077

†	Non income producing security.

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–6

LVIP Turner Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$187,346
Foreign tax withheld	(239)

187,107

EXPENSES:
Management fees	227,093
Distribution expenses-Service Class	33,492
Professional fees	18,483
Accounting and administration expenses	11,678
Reports and statements to shareholders	7,543
Custodian fees	1,967
Trustees’ fees	791
Other	5,047

306,094
Less expenses waived/reimbursed	(24,843)

Total operating expenses	281,251

NET INVESTMENT LOSS	(94,144)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(2,388,057)
Net change in unrealized appreciation/depreciation of investments	12,825,256

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,437,199

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,343,055

See accompanying notes

LVIP Turner Mid-Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(94,144)	$(135,905)
Net realized loss on investments	(2,388,057)	(9,295,743)
Net change in unrealized appreciation/depreciation of investments	12,825,256	(9,295,209)

Net increase (decrease) in net assets resulting from operations	10,343,055	(18,726,857)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	—	(2,616,960)
Service Class	—	(2,881,791)

	—	(5,498,751)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,540,692	5,283,901
Service Class	7,321,629	20,297,010
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	2,616,960
Service Class	—	2,881,791

	10,862,321	31,079,662

Cost of shares repurchased:
Standard Class	(2,904,628)	(7,369,165)
Service Class	(7,518,087)	(13,094,730)

	(10,422,715)	(20,463,895)

Increase in net assets derived from capital share transactions	439,606	10,615,767

NET INCREASE (DECREASE) IN NET ASSETS	10,782,661	(13,609,841)
NET ASSETS:
Beginning of year	21,008,416	34,618,257

End of year (there was no undistributed net investment income at either year end)	$31,791,077	$21,008,416

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–7

LVIP Turner Mid-Cap Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/09		12/31/08	12/31/07		12/31/06	12/31/05

Net asset value, beginning of period	$5.977		$14.126	$11.330		$11.025	$9.820

Income (loss) from investment operations:
Net investment loss[2]	(0.017)		(0.034)	(0.042)		(0.018)	(0.050)
Net realized and unrealized gain (loss) on investments	2.911		(6.136)	2.838		0.778	1.255

Total from investment operations	2.894		(6.170)	2.796		0.760	1.205

Less dividends and distributions from:
Net realized gain on investments	—		(1.979)	—		(0.455)	—

Total dividends and distributions	—		(1.979)	—		(0.455)	—

Net asset value, end of period	$8.871		$5.977	$14.126		$11.330	$11.025

Total return[3]	48.42%		(49.29% )	24.68%		6.72%	12.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,381		$9,920	$21,354		$26,072	$27,171
Ratio of expenses to average net assets	0.98%		0.98%	0.99%		1.07%	1.08%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%		1.07%	1.06%		1.07%	1.08%
Ratio of net investment loss to average net assets	(0.24%	)	(0.33% )	(0.33%	)	(0.16% )	(0.56%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.34%	)	(0.42% )	(0.40%	)	(0.16% )	(0.56%	)
Portfolio turnover	102%		179%	199%		156%	158%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–8

LVIP Turner Mid-Cap Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund
	Service Class
				4/30/07[1]
	Year Ended			to
	12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$5.948		$14.102	$12.216

Income (loss) from investment operations:
Net investment loss[2]	(0.034)		(0.059)	(0.039)
Net realized and unrealized gain (loss) on investments	2.892		(6.116)	1.925

Total from investment operations	2.858		(6.175)	1.886

Less dividends and distributions from:
Net realized gain on investments	—		(1.979)	—

Total dividends and distributions	—		(1.979)	—

Net asset value, end of period	$8.806		$5.948	$14.102

Total return[3]	48.05%		(49.42% )	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,410		$11,088	$13,264
Ratio of expenses to average net assets	1.23%		1.23%	1.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.33%		1.32%	1.33%
Ratio of net investment loss to average net assets	(0.49%	)	(0.58% )	(0.43% )
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.59%	)	(0.67% )	(0.55% )
Portfolio turnover	102%		179%	199%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–9

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Turner Mid-Cap Growth Fund (Fund). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $10,314 for the year ended December 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.10% of the first $25 million of average daily net assets of the Fund; and 0.05% of the next $50 million. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LVIP Turner Mid-Cap Growth Fund–10

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.02% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Turner Investment Partner, Inc (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $150 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $150 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC) an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $634 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $1,670 and $499, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net asset of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$20,797
Fees payable to DSC	65
Distribution fees payable to LFD	3,365

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $26,042,192 and sales of $25,292,307 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $25,181,739. At December 31, 2009, net unrealized appreciation was $6,635,989, of which $7,032,532 related to unrealized appreciation of investments and $396,543 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

Level 1

Common Stock	$30,914,430
Short-Term	903,298

Total	$31,817,728

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new

LVIP Turner Mid-Cap Growth Fund–11

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2009. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year Ended
12/31/08

Ordinary income	$1,792,090
Long-term capital gain	3,706,661

Total	$5,498,751

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$36,654,590
Post-October losses	(31,492)
Capital loss carryforwards	(11,468,010)
Unrealized appreciation of investments	6,635,989

Net assets	$31,791,077

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated Net	Paid-in
Investment Loss	Realized Loss	Capital

$94,144	$730	$(94,874)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $6,043,573 expires in 2016 and $5,424,437 expires in 2017.

LVIP Turner Mid-Cap Growth Fund–12

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	501,788	524,647
Service Class	1,059,849	1,779,129
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	262,010
Service Class	—	289,656

	1,561,637	2,855,442

Shares repurchased:
Standard Class	(427,642)	(638,605)
Service Class	(1,060,699)	(1,145,114)

	(1,488,341)	(1,783,719)

Net increase	73,296	1,071,723

7.	Market Risk
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Turner Mid-Cap Growth Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Turner Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP Turner Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Turner Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Turner Mid-Cap Growth Fund–14

LVIP Turner Mid-Cap Growth Fund
Other Fund Information

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2010. The Board noted that although the investment management fee was above the average of the Lipper expense group, that total expenses after giving effect to the expense limitation in place for the period were below the average or within an acceptable range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Turner

In considering the renewal of the sub-advisory agreement between LIAC and Turner Investment Partners, Inc. (Turner) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Turner under the sub-advisory agreement. The Board reviewed the services provided by Turner, the background of the

LVIP Turner Mid-Cap Growth Fund–15

LVIP Turner Mid-Cap Growth Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Turner (continued)

investment team servicing the Fund, and the reputation, resources and investment approach of Turner. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper peer group of mid-cap growth funds and the Russell MidCap Growth Index. The Board noted that the Fund’s performance had slid considerably in the last year, noting that one year performance was well below the average and that three year and five year performance was below the average of the Lipper performance group. The Board noted Fund management’s statement that the subadviser’s aggressive growth strategy can lead to volatile results relative to peers and the index, and that LIAC would continue to monitor performance closely. On this basis, the Board concluded that the services provided by Turner were acceptable.

The Board considered the sub-advisory fee schedule, which contains breakpoints, as compared to the fee rates charged to another registered fund sub-advised by Turner and the advisory fee rate charged private clients, noting that the Fund’s sub-advisory fee was lower. The Board noted that the fee was within range of the Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered estimated profitability information provided by Turner regarding Turner’s estimated profitability from providing sub-advisory services to the Fund, and that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Turner, an unaffiliated third party, and that LIAC compensates Turner from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by Turner as to any additional benefits it receives and noted that Turner has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Turner.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Turner Mid-Cap Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Turner Mid-Cap Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Turner Mid-Cap Growth Fund–18

LVIP Wells Fargo Intrinsic Value Fund
(formerly LVIP FI Equity Income Fund)

LVIP Wells Fargo Intrinsic Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Wells Fargo Intrinsic Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Wells Fargo Intrinsic Value Fund
2009 Annual Report Commentary

Managed by:

The Fund returned 23.30% (Standard Class shares with distributions reinvested) for the year ended December 31, 2009, while its benchmark, the Russell 1000® Value Index* returned 19.69%.

Pyramis Global Advisors LLC, a Fidelity Company, sub-advised the Fund through September 30, 2009.

Stock selection in the financials, telecommunication services and health care sectors contributed the most to relative performance. The overweights in wireless telecommunications companies NII Holdings and Sprint Nextel were the largest portfolio contributors. NII Holdings shares gained 62% in the portfolio as the company reported better-than-expected Q2 revenue and profit, driven by higher average revenue per user and subscriber additions in Brazil. Sprint Nextel shares rose 148% in the portfolio as the company gained market share in the wireless services segment during the early part of the year thanks to improving customer service, better network quality and increased marketing. Positive investor sentiment about the launch of a new device from Palm on Sprint’s network also helped push shares higher. At December 31, 2009, the Fund no longer held positions in NII Holdings and Sprint Nextel.

The consumer discretionary and materials sectors detracted the most from relative performance. The overweights in financial services provider Morgan Stanley and crane manufacturer Manitowoc were among the largest portfolio detractors. Morgan Stanley shares rose 11% in the portfolio but underperformed the benchmark by a wide margin. Morgan Stanley benefited from positive investor sentiment driven by the U.S. Treasury’s “Public-Private Investment Program,” under which taxpayer funds will be used to create partnerships with private investors to buy up toxic assets. These assets, backed by mortgages in danger of going into default as well as other loans, are largely to blame for triggering the recession. Manitowoc shares declined 44% in the portfolio as the company withdrew its full year 2009 guidance, saying that it no longer believes it will be able to achieve its previous guidance due to declining global demand for its cranes. At December 31, 2009, the Fund no longer held positions in Morgan Stanley and Manitowoc.

Ciaran O’Neill
Pyramis Global Advisors LLC, a Fidelity Company

Metropolitan West Capital Management, LLC sub-advised the Fund from October 1, 2009 through December 31, 2009.

In a rising market led by large cap growth stocks, the Fund outperformed its benchmark during the period. Stock selection in the information technology, industrials and consumer staples sectors added the most value. The top contributors to relative return were Oracle Corporation in information technology and Deere & Co. in industrials. On the negative side, the principal detractors from relative return were stock selection in financials, which was partially offset by an underweight in the worst-performing sector, and stock selection in health care. J.C. Penney Co. in consumer discretionary and Synovus Financial Corp. in financials subtracted the most value. At December 31, 2009, the Fund no longer held a position in Synovus Financial.

We believe the U.S. economy is returning to normal and will resume a sustainable but moderate growth trajectory. Because most corporations were better positioned than in previous downturns, we believe that corporate profitability could be stronger than investors expect, which may bode well for stock prices. Despite strong performance in 2009, at year end, Fund holdings were selling at an average 26% discount to our estimate of their intrinsic values, representing an average potential gain of approximately 42% over our three- to five-year investment horizon. We will continue to invest in a diversified portfolio of great companies whose business models are less predicated on Gross Domestic Product (GDP) growth and more reliant on unique factors they can better control, regardless of the economic environment.

Howard Gleicher, CFA
Metropolitan West Capital Management, LLC

Growth of $10,000 invested 12/31/99 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wells Fargo Intrinsic Value Fund Standard Class shares on 12/31/99. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,587. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $12,766. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+23.30%

Five Years	−1.59%

Ten Years	+1.49%

Service Class Shares

One Year	+23.00%

Five Years	−1.84%

Inception (5/19/04)	+0.75%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR), replaced FMR as the Fund’s sub-adviser.

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, (MetWest Capital) replaced Pyramis Global Advisors, LLC, as the Fund’s sub-advisor. MetWest Capital is a subsidiary of Wells Fargo and Company (Wells Fargo) and is majority owned by and operates within the Evergreen Investments unit of Wells Capital Management (the asset management division of Wells Fargo). MetWest Capital is minority owned by its founding partners.

LVIP Wells Fargo Intrinsic Value Fund–1

LVIP Wells Fargo Intrinsic Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,237.00	0.79%	$4.45
Service Class Shares	1,000.00	1,235.20	1.04%	5.86

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Service Class Shares	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wells Fargo Intrinsic Value Fund–2

LVIP Wells Fargo Intrinsic Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.53%

Aerospace & Defense	5.24%
Auto Components	1.75%
Beverages	2.43%
Capital Markets	1.48%
Chemicals	2.53%
Commercial Banks	7.94%
Computers & Peripherals	10.36%
Diversified Financial Services	5.03%
Electric Utilities	2.58%
Electronic Equipment, Instruments & Components	1.57%
Energy Equipment & Services	2.03%
Food & Staples Retailing	1.83%
Food Products	9.74%
Gas Utilities	1.92%
Health Care Equipment & Supplies	5.65%
Insurance	1.88%
Machinery	3.80%
Multiline Retail	1.43%
Multi-Utilities	2.48%
Oil, Gas & Consumable Fuels	2.33%
Personal Products	2.48%
Pharmaceuticals	2.13%
Semiconductors & Semiconductor Equipment	2.26%
Software	8.02%
Specialty Retail	2.78%
Textiles, Apparel & Luxury Goods	2.55%
Wireless Telecommunication Services	2.31%

Convertible Preferred Stock	0.96%

Short-Term Investment	2.59%

Total Value of Securities	100.08%

Liabilities Net of Receivables and Other Assets	(0.08%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	3.93%
International Business Machines	3.45%
Oracle	3.20%
Baxter International	3.07%
EMC	2.99%
Northrop Grumman	2.91%
ConAgra Foods	2.86%
Home Depot	2.78%
Adobe Systems	2.78%
JPMorgan Chase	2.76%

Total	30.73%

LVIP Wells Fargo Intrinsic Value Fund–3

LVIP Wells Fargo Intrinsic Value Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.53%
	Aerospace & Defense–5.24%
	Boeing	164,700	$8,915,211
	Northrop Grumman	200,000	11,170,000

			20,085,211

	Auto Components–1.75%
	Gentex	375,000	6,693,750

			6,693,750

	Beverages–2.43%
	Diageo ADR	134,000	9,300,940

			9,300,940

	Capital Markets–1.48%
	Schwab (Charles)	301,900	5,681,758

			5,681,758

	Chemicals–2.53%
	Air Products & Chemicals	119,500	9,686,670

			9,686,670

	Commercial Banks–7.94%
	Banco Santander ADR	490,531	8,064,330
†@=	East West Bancorp Escrow Restricted	122,300	1,932,340
	M&T Bank	130,200	8,709,078
	Mitsubishi UFJ Financial Group ADR	1,500,000	7,380,000
	Zions Bancorp	341,800	4,385,294

			30,471,042

	Computers & Peripherals–10.36%
†	Apple	71,500	15,076,489
†	EMC	655,400	11,449,838
	International Business Machines	101,000	13,220,900

			39,747,227

	Diversified Financial Services–5.03%
	Bank of America	437,300	6,585,738
*	Bank of America	142,700	2,129,084
	JPMorgan Chase	254,000	10,584,180

			19,299,002

	Electric Utilities–2.58%
	FPL Group	187,400	9,898,468

			9,898,468

	Electronic Equipment, Instruments & Components–1.57%
	Molex Class A	315,000	6,025,950

			6,025,950

	Energy Equipment & Services–2.03%
†	Weatherford International	434,300	7,778,313

			7,778,313

	Food & Staples Retailing–1.83%
	Safeway	329,000	7,004,410

			7,004,410

	Food Products–9.74%
	ConAgra Foods	476,100	10,974,109
	Hershey	224,800	8,045,592
	Kellogg	184,000	9,788,800
	Unilever	265,000	8,567,450

			37,375,951

	Gas Utilities–1.92%
	Questar	177,500	7,378,675

			7,378,675

	Health Care Equipment & Supplies–5.65%
	Baxter International	200,900	11,788,812
†	Hospira	193,700	9,878,700

			21,667,512

	Insurance–1.88%
	AFLAC	155,800	7,205,750

			7,205,750

	Machinery–3.80%
	Deere	150,000	8,113,500
	SPX	118,050	6,457,335

			14,570,835

	Multiline Retail–1.43%
	Penney (J.C.)	205,500	5,468,355

			5,468,355

	Multi-Utilities–2.48%
	Dominion Resources	244,000	9,496,480

			9,496,480

	Oil, Gas & Consumable Fuels–2.33%
	ConocoPhillips	175,000	8,937,250

			8,937,250

	Personal Products–2.48%
	L’Oreal ADR	425,000	9,512,350

			9,512,350

	Pharmaceuticals–2.13%
	Eli Lilly	228,500	8,159,735

			8,159,735

	Semiconductors & Semiconductor Equipment–2.26%
	Texas Instruments	333,000	8,677,980

			8,677,980

	Software–8.02%
†	Adobe Systems	289,900	10,662,522

LVIP Wells Fargo Intrinsic Value Fund–4

LVIP Wells Fargo Intrinsic Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Software (continued)

†	Intuit	255,000	$7,831,050
	Oracle	500,000	12,270,000

			30,763,572

	Specialty Retail–2.78%
	Home Depot	368,600	10,663,598

			10,663,598

	Textiles, Apparel & Luxury Goods–2.55%
	Polo Ralph Lauren	121,000	9,798,580

			9,798,580

	Wireless Telecommunication Services–2.31%
	Vodafone Group ADR	384,100	8,868,869

			8,868,869

	Total Common Stock (Cost $336,715,429)		370,218,233

	CONVERTIBLE PREFERRED STOCK–0.96%
@†=	East West Bancorp	2,110	3,687,833

	Total Convertible Preferred Stock (Cost $2,110,000)		3,687,833 r

	SHORT-TERM INVESTMENT–2.59%
	Money Market Mutual Fund–2.59%
	Dreyfus Treasury & Agency Cash Management Fund	9,936,907	9,936,907

	Total Short-Term Investment (Cost $9,936,907)		9,936,907

TOTAL VALUE OF SECURITIES–100.08% (Cost $348,762,336)	383,842,973

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(292,432)

NET ASSETS APPLICABLE TO 33,530,132 SHARES OUTSTANDING–100.00%	$383,550,541

NET ASSET VALUE–LVIP WELLS FARGO INTRINSIC VALUE FUND STANDARD CLASS ($350,348,041 / 30,625,113 Shares)	$11.440

NET ASSET VALUE–LVIP WELLS FARGO INTRINSIC VALUE FUND SERVICE CLASS ($33,202,500 / 2,905,019 Shares)	$11.429

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest
(unlimited authorization-no par)	$502,723,199
Undistributed net investment income	1,102,153
Accumulated net realized loss on investments	(155,355,448)
Net unrealized appreciation of investments	35,080,637

Total net assets	$383,550,541

†	Non income producing security.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2009, the aggregate amount of fair valued securities was $5,620,173, which represented 1.47% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

*	Common Stock Unit

@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $5,620,173, which represented 1.47% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

ADR–American Depositary Receipts

See accompanying notes

LVIP Wells Fargo Intrinsic Value Fund–5

LVIP Wells Fargo Intrinsic Value Fund
Statement of Operations
Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$7,857,713

EXPENSES:
Management fees	2,554,640
Accounting and administration expenses	166,158
Reports and statements to shareholders	89,069
Distribution expenses-Service Class	72,725
Professional fees	27,117
Trustees’ fees	11,818
Custodian fees	8,449
Other	19,880

2,949,856
Less expenses waived/reimbursed	(147,529)

Total operating expenses	2,802,327

NET INVESTMENT INCOME	5,055,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(18,820,321)
Net change in unrealized appreciation/depreciation of investments	86,041,624

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	67,221,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,276,689

See accompanying notes

LVIP Wells Fargo Intrinsic Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,055,386	$9,182,858
Net realized loss on investments	(18,820,321)	(125,672,628)
Net change in unrealized appreciation/depreciation of investments	86,041,624	(119,812,316)

Net increase (decrease) in net assets resulting from operations	72,276,689	(236,302,086)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,669,949)	(6,935,106)
Service Class	(283,284)	(460,372)
Net realized gain on investments:
Standard Class	—	(40,489,208)
Service Class	—	(2,631,453)

	(3,953,233)	(50,516,139)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,075,572	4,809,708
Service Class	11,037,850	18,209,525
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,669,949	47,424,313
Service Class	283,284	3,091,825

	20,066,655	73,535,371

Cost of shares repurchased:
Standard Class	(48,320,393)	(94,500,410)
Service Class	(11,070,546)	(7,204,192)

	(59,390,939)	(101,704,602)

Decrease in net assets derived from capital share transactions	(39,324,284)	(28,169,231)

NET INCREASE (DECREASE) IN NET ASSETS	28,999,172	(314,987,456)
NET ASSETS:
Beginning of year	354,551,369	669,538,825

End of year (including undistributed net investment income of $1,102,153 and $1,787,380, respectively)	$383,550,541	$354,551,369

See accompanying notes

LVIP Wells Fargo Intrinsic Value Fund–6

LVIP Wells Fargo Intrinsic Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wells Fargo Intrinsic Value Fund Standard Class
	Year Ended
	12/31/09[1]	12/31/08	12/31/07	12/31/06[2]	12/31/05

Net asset value, beginning of period	$9.378	$16.970	$18.231	$17.994	$18.020

Income (loss) from investment operations:
Net investment income[3]	0.145	0.247	0.241	0.221	0.217
Net realized and unrealized gain (loss) on investments	2.037	(6.425)	0.496	1.720	0.540

Total from investment operations	2.182	(6.178)	0.737	1.941	0.757

Less dividends and distributions from:
Net investment income	(0.120)	(0.201)	(0.211)	(0.205)	(0.204)
Net realized gain on investments	—	(1.213)	(1.787)	(1.499)	(0.579)

Total dividends and distributions	(0.120)	(1.414)	(1.998)	(1.704)	(0.783)

Net asset value, end of period	$11.440	$9.378	$16.970	$18.231	$17.994

Total return[4]	23.30%	(38.32% )	4.36%	11.27%	4.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$350,348	$328,023	$639,956	$738,199	$765,796
Ratio of expenses to average net assets	0.80%	0.77%	0.74%	0.69%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.84%	0.82%	0.81%	0.80%	0.80%
Ratio of net investment income to average net assets	1.51%	1.83%	1.31%	1.24%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.47%	1.78%	1.24%	1.13%	1.21%
Portfolio turnover	222%	191%	141%	199%	151%

[1]	Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[2]	Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, replaced FMR LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Wells Fargo Intrinsic Value Fund–7

LVIP Wells Fargo Intrinsic Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wells Fargo Intrinsic Value Fund Service Class
	Year Ended
	12/31/09[1]	12/31/08	12/31/07	12/31/06[2]	12/31/05

Net asset value, beginning of period	$9.372	$16.948	$18.214	$17.980	$18.013

Income (loss) from investment operations:
Net investment income[3]	0.121	0.214	0.195	0.177	0.172
Net realized and unrealized gain (loss) on investments	2.032	(6.409)	0.496	1.717	0.539

Total from investment operations	2.153	(6.195)	0.691	1.894	0.711

Less dividends and distributions from:
Net investment income	(0.096)	(0.168)	(0.170)	(0.161)	(0.165)
Net realized gain on investments	—	(1.213)	(1.787)	(1.499)	(0.579)

Total dividends and distributions	(0.096)	(1.381)	(1.957)	(1.660)	(0.744)

Net asset value, end of period	$11.429	$9.372	$16.948	$18.214	$17.980

Total return[4]	23.00%	(38.48% )	4.10%	11.00%	4.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,203	$26,528	$29,583	$19,980	$6,590
Ratio of expenses to average net assets	1.05%	1.02%	0.99%	0.94%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.07%	1.06%	1.05%	1.05%
Ratio of net investment income to average net assets	1.26%	1.58%	1.06%	0.99%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.22%	1.53%	0.99%	0.88%	0.96%
Portfolio turnover	222%	191%	141%	199%	151%

[1]	Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[2]	Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, replaced FMR LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Wells Fargo Intrinsic Value Fund–8

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Wells Fargo Intrinsic Value Fund (Fund) (formerly LVIP FI Equity-Income Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006—December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.03% on the first $250 million of average daily net assets of the Fund; 0.08% on the next $500 million; and 0.13% of average daily net assets in excess of $750 million. This agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

LVIP Wells Fargo Intrinsic Value Fund–9

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Metropolitan West Capital Management, LLC (Sub-Advisor), a subsidiary of Wells Fargo & Company, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $250 million of the Fund’s average daily net assets and 0.35% of the average daily net assets of the Fund in excess of $250 million. Prior to October 1, 2009, Pyramis Global Advisors, LLC was responsible for the day-today management of the Fund’s investment portfolio and was paid by LIAC at an annual rate of 0.40% on the first $250 million of the Fund’s average daily net assets and 0.35% of the average daily net assets of the Fund in excess of $250 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2009, the Fund was charged $8,516 for these services.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted to $23,185 and $15,228, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$228,559
Fees payable to DSC	813
Distribution fees payable to LFD	7,115

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2009, the Fund made purchases of $748,542,369 and sales of $795,683,272 of investment securities other than short-term investments.

At December 31, 2009, the cost of investments for federal income tax purposes was $353,915,686. At December 31, 2009, net unrealized appreciation was $29,927,287, of which $35,806,432 related to unrealized appreciation of investments and $5,879,145 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common Stock	$358,773,543	$9,512,350	$1,932,340	$370,218,233
Preferred Stock	—	—	3,687,833	3,687,833
Short-Term	9,936,907	—	—	9,936,907

Total	$368,710,450	$9,512,350	$5,620,173	$383,842,973

LVIP Wells Fargo Intrinsic Value Fund–10

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Preferred
	Stock	Stock	Total

Balance as of 12/31/08	$—	$—	$—
Purchases	1,105,592	2,110,000	3,215,592
Net change in unrealized appreciation/depreciation	826,748	1,577,833	2,404,581

Balance as of 12/31/09	$1,932,340	$3,687,833	$5,620,173

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/09	$826,748	$1,577,833	$2,404,581

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Ordinary income	$3,953,233	$22,101,923
Long term capital gains	—	28,414,216

Total	$3,953,233	$50,516,139

In addition, the Fund declared an ordinary income consent dividend of $1,787,380 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$502,723,199
Undistributed ordinary income	1,102,153
Capital loss carryforwards	(149,742,410)
Post-October losses	(459,688)
Unrealized appreciation of investments	29,927,287

Net assets	$383,550,541

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed Net	Paid-in
Investment Income	Capital

$(1,787,380)	$1,787,380

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $69,036,133 expires in 2016 and $80,706,277 expire in 2017.

LVIP Wells Fargo Intrinsic Value Fund–11

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/09	12/31/08

Shares sold:
Standard Class	526,825	389,564
Service Class	1,166,675	1,418,352
Shares issued upon reinvestment of dividends and distributions:
Standard Class	328,495	3,833,206
Service Class	25,375	250,809

	2,047,370	5,891,931

Shares repurchased:
Standard Class	(5,208,925)	(6,954,964)
Service Class	(1,117,458)	(584,227)

	(6,326,383)	(7,539,191)

Net decrease	(4,279,013)	(1,647,260)

7.	Credit and Market Risk

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified in the Statement of Net Assets.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wells Fargo Intrinsic Value Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Wells Fargo Intrinsic Value Fund

We have audited the accompanying statement of net assets of the LVIP Wells Fargo Intrinsic Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wells Fargo Intrinsic Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Wells Fargo Intrinsic Value Fund–13

LVIP Wells Fargo Intrinsic Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for the Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had proposed an advisory fee waiver for the Fund through April 30, 2010. The Board noted that the investment management fees for the Fund were below the average or within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Wells Fargo Intrinsic Value Fund–14

LVIP Wells Fargo Intrinsic Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to put in place an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Fund by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with MetWest Capital

In considering the approval of the proposed sub-advisory agreement between LIAC and Metropolitan West Capital Management, LLC (MetWest Capital) on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MetWest Capital under the sub-advisory agreement. The Board reviewed the materials provided by Fund Management regarding the criteria used in seeking a new sub-adviser for the Fund, including successful long-term track records in the large-cap value asset class, favorable risk and style characteristics. They considered the selection process used by Fund Management, which included a detailed review of each product and in-person meetings with portfolio managers. The Board considered the background of the investment professionals proposed to service the Fund, the longevity of the investment team and the diversified, low-turnover investment approach of MetWest Capital. The Board also considered information provided in the presentation given by the portfolio managers at the Board meeting. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies, disaster recovery/business continuity plan and security controls, and its compliance program and regulatory matters.

The Board also considered the performance of the Large Cap Intrinsic Value Equity composite provided by MetWest Capital. The Board noted that the proposed sub-advisory agreement contained substantially the same terms as those in place under the current sub-advisory agreements for the other Lincoln funds. The Board concluded that the services to be provided by MetWest Capital were expected to be acceptable. The Board was informed that MetWest Capital had agreed to adopt the current sub-advisory fee schedule in place with Pyramis.

With respect to MetWest Capital’s estimated profitability as sub-adviser, the Board considered MetWest Capital’s statement that the fees were in line with fees charged for other registered funds of similar size, reporting requirements and servicing requirements within the Large Cap Intrinsic Value strategy, and because it is anticipated that the Fund will have more assets, the proposed fee is lower than the standard fee for pension and institutional clients. The Board also noted that the proposed sub-advisory fee was negotiated at arm’s length between LIAC and MetWest Capital, an unaffiliated third party, and that LIAC would compensate MetWest Capital from its fee and concluded the proposed sub-advisory fee was reasonable. With respect to additional potential benefits, the Independent Trustees noted that MetWest Capital would have the ability to obtain research with soft dollars that may or may not be used to benefit of other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund is or continues to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Wells Fargo Intrinsic Value Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Wells Fargo Intrinsic Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wells Fargo Intrinsic Value Fund–17

LVIP Wilshire Profile Funds
Wilshire Conservative Profile Fund
Wilshire Moderate Profile Fund
Wilshire Moderately Aggressive Profile Fund
Wilshire Aggressive Profile Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds

Index

Commentary	1
Disclosure of Fund Expenses	5
Sector Allocations	7
Statements of Net Assets	8
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Other Fund Information	29
Officer/Trustee Information	31

LVIP Wilshire Profile Funds
2009 Annual Report Commentary

Managed by:

The LVIP Wilshire Conservative Profile Fund returned 24.85% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 60% Barclays Capital U.S. Aggregate Bond Index*, 30% Wilshire 5000 Indexsm** and 10% MSCI EAFE Index***, returned 15.33%.

The LVIP Wilshire Moderate Profile Fund returned 28.04% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 41% Wilshire 5000 Index**, 40% Barclays Capital U.S. Aggregate Bond Index*, 15% MSCI EAFE Index*** and 4% MSCI Emerging Markets Free Index****, returned 21.60%.

The LVIP Wilshire Moderately Aggressive Profile Fund returned 29.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 46% Wilshire 5000 Index**, 30% Barclays Capital U.S. Aggregate Bond Index*, 20% MSCI EAFE Index*** and 4% MSCI Emerging Markets Free Index****, returned 24.14%.

The LVIP Wilshire Aggressive Profile Fund returned 30.80% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 57% Wilshire 5000 Index**, 10% Barclays Capital U.S. Aggregate Bond Index*, 28% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned 29.36%.

In 2009, we witnessed the markets embark upon a nearly uninterrupted rally since March’s 6 lows to finish the year with robust positive returns. Following one of the most difficult years in the history of financial markets, investor risk appetite returned in 2009 uplifting riskier assets to make up for their losses in 2008. Just as swiftly as the global credit crisis eroded investor’s confidence, sparking the massive flight to quality, concerted global monetary stimulus policies eased investors’ fears, fueling their appetite for riskier assets during 2009. Bottom performing asset classes from the previous year bounced back strongly, led by high yield bonds and emerging market equity.

All of the Profile Funds (the “Funds”) outperformed their blended benchmarks for the year. Founded on the tenets of diversification and discipline, the Profile Funds were able to recover and deliver positive returns. The Profile Funds’ outperformance was fueled by both steadfast strategic asset allocations as well as sound underlying fund selection.

From an asset allocation perspective, the Funds benefited from exposures to areas of the market that experienced the greatest recovery. High yield bonds, Treasury Inflation Protected Securities (TIPS), global real estate, and emerging markets were amongst the leading asset class contributors to the Funds’ performance. In particular, the consistent exposures to high yield bonds and emerging market equities throughout the year allowed investors to enjoy the best one-year return from those asset classes.

The Funds’ diversified fixed income exposures, which anchored the Funds’ performances in 2008, led the Funds to outperform their blended benchmarks in 2009 as liquidity returned to the markets boosting high yield and global bond returns. The greatest alpha contributions were made by Delaware VIP Diversified Income Series and LVIP Delaware Bond Fund, which serve as the core bond holdings for the Funds. Due to the significant contribution from the fixed income components of the Funds, the more conservative Funds experienced greater outperformance relative to their blended benchmarks.

In the domestic equity market, small capitalization stocks outpaced their large cap counterparts and growth style led value for the year. The Funds’ broad exposures to all capitalizations and the overweight to smaller market cap strategies generally positively impacted performance. The Funds’ large cap growth funds performed particularly well with both Delaware VIP U.S. Growth Series and LVIP T. Rowe Price Growth Fund outperforming their benchmark. Conversely, LVIP MFS Value Fund and Delaware VIP Value Series were the only funds within domestic equities to underperform the Wilshire 5000 Index** and detract from excess returns.

The Funds’ allocations to international and emerging market equities positively influenced performance as both asset classes outperformed U.S. equity markets for the year and here we also observed growth equities outperform value. The headwind for value strategies were demonstrated by LVIP Mondrian International Value Fund, where, despite generating strong relative return for the year in absolute terms, it underperformed the broad international equity market MCSI EAFE Index***.

The LVIP Wilshire Conservative Profile Fund’s (“the Conservative Fund”) return for 2009 outperformed its blended benchmark by 9.52%. The Conservative Fund’s diverse fixed income allocation was a significant source of excess performance as each of the fixed income funds outperformed their respective benchmarks. Delaware VIP Diversified Income Series made the greatest contribution to the Conservative Fund’s alpha during the year, and LVIP Delaware Bond Fund also performed strongly. In equities, generally, large cap value stocks underperformed the broad domestic market for the year. In spite of outpacing its style benchmark, LVIP MFS Value Fund had the largest negative contribution to the Conservative Fund’s alpha.

The LVIP Wilshire Moderate Profile Fund’s (“the Moderate Fund”) return for 2009 outperformed its blended benchmark by 6.44%. The Moderate Fund’s diverse fixed income allocation was a significant source of excess performance as each of the fixed income funds outperformed their respective benchmarks for the year. Delaware VIP Diversified Income Series made the greatest contribution to the Moderate Fund’s alpha during the year, and LVIP Delaware Bond Fund also performed strongly. In equities, generally, large cap value stocks underperformed the broad domestic market for the year. In spite of outpacing its style benchmark, LVIP MFS Value Fund had the largest negative contribution to the Moderate Fund’s alpha.

The LVIP Wilshire Moderately Aggressive Profile Fund’s (“the Moderately Aggressive Fund”) return for 2009 outperformed its blended benchmark by 4.89%. The Moderately Aggressive Fund’s diverse fixed income allocation was a significant source of excess performance as each of the fixed income funds outperformed their respective benchmarks for the year. Delaware VIP Diversified Income Series made the greatest contribution to the Moderately Aggressive Fund’s alpha during the year. Large cap growth stocks led the broad domestic market in 2009. The Moderately Aggressive Fund benefited from this tail wind and the return of LVIP T. Rowe Price Growth Stock Fund made it the second top contributor to the Fund’s outperformance. Overall, international equities dampened the Moderately Aggressive Fund’s outperformance. In particular, LVIP Mondrian International Value Fund, which despite delivering a strong absolute return, underperformed verses the MSCI EAFE Index***.

The LVIP Wilshire Aggressive Profile Fund’s (“the Aggressive Fund”) return for 2009 outperformed its blended benchmark by 1.44%. The Aggressive Fund’s

LVIP Wilshire Profile Funds–1

LVIP Wilshire Profile Funds
2009 Annual Report Commentary (continued)

diverse domestic equity allocation was a significant source of excess performance as the majority of the underlying funds beat the Dow Jones Wilshire 5000 Index** for the year. Large cap growth stocks led the broad domestic market in 2009. The Aggressive Fund benefited from this tail wind with the greatest contributions to excess returns coming from LVIP T. Rowe Price Growth Stock Fund and Delaware VIP U.S. Growth Series. Overall, international equities dampened the Aggressive Fund’s outperformance. In particular, LVIP Mondrian International Value Fund, which despite delivering a strong absolute return, underperformed verses the MSCI EAFE Index***.

Victor Zhang
Wilshire Associates

LVIP Wilshire Conservative Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Conservative Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,562 for the Service Class shares and to $12,709 for the Standard Class shares. For comparison, look at how the Lincoln Conservative Composite Index did from 5/3/05 through 12/31/09. The same $10,000 investment would have grown to $12,117. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+24.85%

Inception (5/3/05)	+5.27%

Service Class Shares

One Year	+24.55%

Inception (5/3/05)	+5.01%

LVIP Wilshire Profile Funds–2

LVIP Wilshire Profile Funds
2009 Annual Report Commentary (continued)

LVIP Wilshire Moderate Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderate Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,354 for the Service Class shares and to $12,499 for the Standard Class shares. For comparison, look at how the Lincoln Moderate Composite Index did from 5/3/05 through 12/31/09. The same $10,000 investment would have grown to $12,125. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+28.04%

Inception (5/3/05)	+4.90%

Service Class Shares

One Year	+27.73%

Inception (5/3/05)	+4.63%

LVIP Wilshire Moderately Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderately Aggressive Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,814 for the Service Class shares and to $11,952 for the Standard Class shares. For comparison, look at how the Lincoln Moderately Aggressive Composite Index did from 5/3/05 through 12/31/09. The same $10,000 investment would have grown to $11,996. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+29.03%

Inception (5/3/05)	+3.90%

Service Class Shares

One Year	+28.72%

Inception (5/3/05)	+3.64%

LVIP Wilshire Profile Funds–3

LVIP Wilshire Profile Funds
2009 Annual Report Commentary (continued)

LVIP Wilshire Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Aggressive Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2009, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,343 for the Service Class shares and $11,479 for the Standard Class shares. For comparison, look at how the Lincoln Aggressive Composite Index did from 5/3/05 through 12/31/09. The same $10,000 investment would have grown to $11,731. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One Year	+30.80%

Inception (5/3/05)	+3.00%

Service Class Shares

One Year	+30.47%

Inception (5/3/05)	+2.74%

*	The Barclays Capital U.S. Aggregate Bond Index is composed from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

**	The Wilshire 5000 Index (formerly known as the Dow Jones Wilshire 5000 Indexsm) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

***	The MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia, and the Far East.

****	The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

LVIP Wilshire Profile Funds–4

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Wilshire Conservative Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,150.50	0.20%	$1.08
Service Class Shares	1,000.00	1,148.90	0.45%	2.44

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Moderate Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,177.10	0.20%	$1.10
Service Class Shares	1,000.00	1,175.60	0.45%	2.47

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Moderately Aggressive Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,189.10	0.20%	$1.10
Service Class Shares	1,000.00	1,187.60	0.45%	2.48

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Profile Funds–5

LVIP Wilshire Profile Funds
Disclosure of Fund Expenses (continued)

LVIP Wilshire Aggressive Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,210.30	0.20%	$1.11
Service Class Shares	1,000.00	1,208.70	0.45%	2.51

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Wilshire Profile Funds–6

LVIP Wilshire Profile Fund

Sector Allocations
As of December 31, 2009

LVIP Wilshire Conservative Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	98.97%

Equity Funds	28.71%
Fixed Income Funds	55.30%
International Equity Funds	11.07%
International Fixed Income Fund	3.89%

Unaffiliated Investment Company	1.02%

Total Value of Securities	99.99%

Receivables and Other Assets Net of Liabilities	0.01%

Total Net Assets	100.00%

LVIP Wilshire Moderate Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	98.95%

Equity Funds	38.68%
Fixed Income Funds	35.36%
International Equity Funds	21.05%
International Fixed Income Fund	3.86%

Unaffiliated Investment Company	1.01%

Total Value of Securities	99.96%

Receivables and Other Assets Net of Liabilities	0.04%

Total Net Assets	100.00%

LVIP Wilshire Moderately Aggressive Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	97.91%

Equity Funds	42.62%
Fixed Income Funds	25.48%
International Equity Funds	25.97%
International Fixed Income Fund	3.84%

Unaffiliated Investment Company	2.02%

Short-Term Investment	0.06%

Total Value of Securities	99.99%

Receivables and Other Assets Net of Liabilities	0.01%

Total Net Assets	100.00%

LVIP Wilshire Aggressive Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Company	96.00%

Equity Funds	50.52%
Fixed Income Funds	5.83%
International Equity Funds	37.74%
International Fixed Income Fund	1.91%

Unaffiliated Investment Company	2.00%

Short-Term Investment	1.90%

Total Value of Securities	99.90%

Receivables and Other Assets Net of Liabilities	0.10%

Total Net Assets	100.00%

LVIP Wilshire Profile Funds–7

LVIP Wilshire Conservative Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–98.97%
	Equity Funds–28.71%
*	Delaware VIP Trust—
	Delaware VIP Small Cap Value Series	322,478	$7,839,443
	Delaware VIP U.S. Growth Series	2,714,627	19,436,726
	Delaware VIP Value Series	1,298,831	18,962,929
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	473,651	11,419,257
	LVIP MFS Value Fund	1,467,724	30,346,665
	†LVIP T. Rowe Price Growth Stock Fund	1,268,965	19,271,777

			107,276,797

	Fixed Income Funds–55.30%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	1,759,018	18,241,016
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	6,780,761	74,452,751
	Delaware VIP High Yield Series	1,334,971	7,569,283
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	7,985,168	106,378,406

			206,641,456

	International Equity Funds–11.07%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	1,219,724	7,714,757
	LVIP Marsico International Growth Fund	1,334,290	14,857,319
	LVIP Mondrian International Value Fund	723,087	11,275,100
	LVIP Templeton Growth Fund	308,330	7,514,302

			41,361,478

	International Fixed Income Fund–3.89%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	1,341,843	14,514,715

			14,514,715

	Total Affiliated Investment Companies (Cost $328,774,146)		369,794,446

	UNAFFILIATED INVESTMENT COMPANY–1.02%
	Commodity Fund–1.02%
**	PIMCO CommodityRealReturn Strategy Portfolio	459,044	3,800,888

	Total Unaffiliated Investment Company (Cost $3,327,636)		3,800,888

TOTAL VALUE OF SECURITIES–99.99% (Cost $332,101,782)	373,595,334

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	54,767

NET ASSETS APPLICABLE TO 33,103,229 SHARES OUTSTANDING–100.00%	$373,650,101

NET ASSET VALUE–LVIP WILSHIRE CONSERVATIVE PROFILE FUND STANDARD CLASS ($42,645,228 / 3,778,181 Shares)	$11.287

NET ASSET VALUE–LVIP WILSHIRE CONSERVATIVE PROFILE FUND SERVICE CLASS ($331,004,873 / 29,325,048 Shares)	$11.287

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$364,752,343
Undistributed net investment income	5,207,703
Accumulated net realized loss on investments	(37,803,497)
Net unrealized appreciation of investments	41,493,552

Total net assets	$373,650,101

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

See accompanying notes

LVIP Wilshire Profile Funds–8

LVIP Wilshire Moderate Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–98.95%
	Equity Funds–38.68%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	919,038	$22,341,808
	Delaware VIP U.S. Growth Series	9,282,197	66,460,531
	Delaware VIP Value Series	5,181,804	75,654,344
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	900,304	21,705,424
	LVIP Delaware Special Opportunities Fund	717,590	21,745,123
	LVIP MFS Value Fund	5,229,047	108,115,773
	†LVIP T. Rowe Price Growth Stock Fund	5,058,265	76,819,868
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,957,998	22,009,851

			414,852,722

	Fixed Income Funds–35.36%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	5,014,477	52,000,124
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	15,464,176	169,796,654
	Delaware VIP High Yield Series	3,805,631	21,577,925
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	10,205,319	135,955,266

			379,329,969

	International Equity Funds–21.05%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	1,182,020	22,304,719
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	5,213,720	32,976,781
	LVIP Marsico International Growth Fund	6,654,775	74,100,920
	LVIP Mondrian International Value Fund	4,809,046	74,987,447
	LVIP Templeton Growth Fund	878,747	21,415,940

			225,785,807

	International Fixed Income Fund–3.86%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	3,825,061	41,375,681

			41,375,681

	Total Affiliated Investment Companies (Cost $985,327,240)		1,061,344,179

	UNAFFILIATED INVESTMENT COMPANY–1.01%
	Commodity Fund–1.01%
**	PIMCO CommodityRealReturn Strategy Portfolio	1,308,586	10,835,094

	Total Unaffiliated Investment Company (Cost $9,837,180)		10,835,094

TOTAL VALUE OF SECURITIES–99.96% (Cost $995,164,420)	1,072,179,273

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	440,744

NET ASSETS APPLICABLE TO 97,824,671 SHARES OUTSTANDING–100.00%	$1,072,620,017

NET ASSET VALUE–LVIP WILSHIRE MODERATE PROFILE FUND STANDARD CLASS ($118,172,841 / 10,778,367 Shares)	$10.964

NET ASSET VALUE–LVIP WILSHIRE MODERATE PROFILE FUND SERVICE CLASS ($954,447,176 / 87,046,304 Shares)	$10.965

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$1,135,522,633
Undistributed net investment income	11,015,814
Accumulated net realized loss on investments	(150,933,283)
Net unrealized appreciation of investments	77,014,853

Total net assets	$1,072,620,017

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

See accompanying notes

LVIP Wilshire Profile Funds–9

LVIP Wilshire Moderately Aggressive Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–97.91%
	Equity Funds–42.62%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	581,174	$14,128,347
	Delaware VIP U.S. Growth Series	6,848,473	49,035,063
	Delaware VIP Value Series	3,745,202	54,679,950
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	569,300	13,725,251
	LVIP Delaware Special Opportunities Fund	453,799	13,751,486
	LVIP MFS Value Fund	3,637,343	75,205,701
	†LVIP T. Rowe Price Growth Stock Fund	3,656,294	55,528,140
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,238,216	13,918,785

			289,972,723

	Fixed Income Funds–25.48%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	2,537,022	26,308,915
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	7,334,666	80,534,637
	Delaware VIP High Yield Series	2,406,602	13,645,433
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	3,971,665	52,910,522

			173,399,507

	International Equity Funds–25.97%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	1,121,202	21,157,075
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	3,297,262	20,855,181
	LVIP Marsico International Growth Fund	6,012,534	66,949,567
	LVIP Mondrian International Value Fund	3,475,349	54,191,121
	LVIP Templeton Growth Fund	555,743	13,544,005

			176,696,949

	International Fixed Income Fund–3.84%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	2,419,143	26,167,866

			26,167,866

	Total Affiliated Investment Companies (Cost $647,585,558)		666,237,045

	UNAFFILIATED INVESTMENT COMPANY–2.02%
	Commodity Fund–2.02%
**	PIMCO CommodityRealReturn Strategy Portfolio	1,654,934	13,702,857

	Total Unaffiliated Investment Company (Cost $12,456,578)		13,702,857

	SHORT-TERM INVESTMENT–0.06%
	Money Market Mutual Fund–0.06%
	Dreyfus Treasury & Agency Cash Management Fund	419,649	419,649

	Total Short-Term Investment (Cost $419,649)		419,649

TOTAL VALUE OF SECURITIES–99.99% (Cost $660,461,785)	680,359,551

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	79,230

NET ASSETS APPLICABLE TO 65,311,424 SHARES OUTSTANDING–100.00%	$680,438,781

NET ASSET VALUE–LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND STANDARD CLASS ($95,887,354 / 9,205,591 Shares)	$10.416

NET ASSET VALUE–LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND SERVICE CLASS ($584,551,427 / 56,105,833 Shares)	$10.419

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$788,557,546
Undistributed net investment income	6,376,767
Accumulated net realized loss on investments	(134,393,298)
Net unrealized appreciation of investments	19,897,766

Total net assets	$680,438,781

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

See accompanying notes

LVIP Wilshire Profile Funds–10

LVIP Wilshire Aggressive Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–96.00%
	Equity Funds–50.52%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	86,320	$2,098,440
	Delaware VIP U.S. Growth Series	1,452,972	10,403,279
	Delaware VIP Value Series	556,201	8,120,533
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	84,554	2,038,520
	LVIP Columbia Value Opportunities Fund	124,049	1,049,080
	LVIP Delaware Special Opportunities Fund	67,398	2,042,367
	LVIP MFS Value Fund	638,433	13,200,235
	†LVIP T. Rowe Price Growth Stock Fund	678,911	10,310,625
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	183,893	2,067,145

			51,330,224

	Fixed Income Funds–5.83%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	188,380	1,953,499
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	272,294	2,989,787
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	73,789	983,020

			5,926,306

	International Equity Funds–37.74%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	222,025	4,189,608
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	652,901	4,129,600
	LVIP Marsico International Growth Fund	1,250,346	13,922,603
	LVIP Mondrian International Value Fund	838,786	13,079,191
	LVIP Templeton Growth Fund	123,817	3,017,550

			38,338,552

	International Fixed Income Fund–1.91%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	179,627	1,943,026

			1,943,026

	Total Affiliated Investment Companies (Cost $86,720,073)		97,538,108

	UNAFFILIATED INVESTMENT COMPANY–2.00%
	Commodity Fund–2.00%
**	PIMCO CommodityRealReturn Strategy Portfolio	245,927	2,036,278

	Total Unaffiliated Investment Company (Cost $1,684,696)		2,036,278

	SHORT-TERM INVESTMENT–1.90%
	Money Market Mutual Fund–1.90%
	Dreyfus Treasury & Agency Cash Management Fund	1,933,799	1,933,799

	Total Short-Term Investment (Cost $1,933,799)		1,933,799

TOTAL VALUE OF SECURITIES–99.90% (Cost $90,338,568)	101,508,185

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	97,148

NET ASSETS APPLICABLE TO 10,603,128 SHARES OUTSTANDING–100.00%	$101,605,333

NET ASSET VALUE–LVIP WILSHIRE AGGRESSIVE PROFILE FUND STANDARD CLASS ($31,982,149 / 3,338,189 Shares)	$9.581

NET ASSET VALUE–LVIP WILSHIRE AGGRESSIVE PROFILE FUND SERVICE CLASS ($69,623,184 / 7,264,939 Shares)	$9.583

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$145,376,485
Undistributed net investment income	924,838
Accumulated net realized loss on investments	(55,865,607)
Net unrealized appreciation of investments	11,169,617

Total net assets	$101,605,333

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

See accompanying notes

LVIP Wilshire Profile Funds–11

LVIP Wilshire Profile Funds
Statements of Assets and Liabilities
December 31, 2009

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile	Profile	Profile	Profile
	Fund	Fund	Fund	Fund

ASSETS:
Investments in affiliated investment companies, at value	$369,794,446	$1,061,344,179	$666,237,045	$97,538,108
Investments in unaffiliated investment companies, at value	3,800,888	10,835,094	14,122,506	3,970,077
Receivables for securities sold	—	844,287	—	108,538
Cash	421,714	—	—	—
Receivables for fund shares sold	226,213	250,975	850,011	51,763

TOTAL ASSETS	374,243,261	1,073,274,535	681,209,562	101,668,486

LIABILITIES:
Cash overdraft	—	250,975	7	—
Payables for securities purchased	421,714	—	419,642	—
Payables for fund shares redeemed	35,791	50,899	124,185	16,607
Due to manager and affiliates	120,647	349,352	216,424	26,889
Accrued expenses payable	15,008	3,292	10,523	19,657

TOTAL LIABILITIES	593,160	654,518	770,781	63,153

TOTAL NET ASSETS	$373,650,101	$1,072,620,017	$680,438,781	$101,605,333

Investments in affiliated investment companies, at cost	$328,774,146	$985,327,240	$647,585,558	$86,720,073
Investments in unaffiliated investment companies, at cost	$3,327,636	$9,837,180	$12,876,227	$3,618,495

See accompanying notes

LVIP Wilshire Profile Funds–12

LVIP Wilshire Profile Funds
Statements of Operations
Year Ended December 31, 2009

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile	Profile	Profile	Profile
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$13,157,295	$27,677,193	$12,337,717	$1,447,847
Dividends from unaffiliated investment companies	264,630	750,435	790,346	135,187

	13,421,925	28,427,628	13,128,063	1,583,034

EXPENSES:
Management fees	796,839	2,279,874	1,453,948	270,857
Distribution expenses-Service Class	683,165	1,995,630	1,211,626	184,903
Accounting and administration expenses	75,504	127,220	98,764	58,344
Reports and statements to shareholders	37,080	87,196	60,807	21,396
Professional fees	24,675	38,870	31,179	19,586
Trustees’ fees	10,072	29,739	19,339	3,994
Custodian fees	6,185	11,028	8,699	4,792
Other	10,752	29,273	21,517	8,096

	1,644,272	4,598,830	2,905,879	571,968
Less expenses waived/reimbursed	(323,636)	(779,301)	(531,095)	(170,379)

Total operating expenses	1,320,636	3,819,529	2,374,784	401,589

NET INVESTMENT INCOME	12,101,289	24,608,099	10,753,279	1,181,445

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	75,361	2,280,361	1,832,079	578,807
Net realized gain distributions from unaffiliated investment companies	43,803	124,513	157,332	23,115
Net realized loss from sale of investments in affiliated investment companies	(23,467,683)	(92,876,478)	(88,759,799)	(39,576,744)
Net realized gain (loss) from sale of investments in unaffiliated investment companies	698,843	1,315,807	852,388	(292,040)

Net realized loss on investments	(22,649,676)	(89,155,797)	(85,918,000)	(39,266,862)
Net change in unrealized appreciation/depreciation of investments	84,052,029	294,166,600	224,799,945	67,558,989

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	61,402,353	205,010,803	138,881,945	28,292,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,503,642	$229,618,902	$149,635,224	$29,473,572

See accompanying notes

LVIP Wilshire Profile Funds–13

LVIP Wilshire Profile Funds
Statements of Changes in Net Assets

					LVIP
	LVIP		LVIP		Wilshire		LVIP
	Wilshire		Wilshire		Moderately		Wilshire
	Conservative		Moderate		Aggressive		Aggressive
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,101,289	$8,204,880	$24,608,099	$22,729,418	$10,753,279	$11,193,431	$1,181,445	$1,765,277
Net realized loss on investments	(22,649,676)	(8,606,303)	(89,155,797)	(27,456,605)	(85,918,000)	(12,807,872)	(39,266,862)	(4,492,299)
Net change in unrealized appreciation/depreciation of investments	84,052,029	(52,968,334)	294,166,600	(268,637,633)	224,799,945	(248,155,544)	67,558,989	(71,126,146)

Net increase (decrease) in net assets resulting from operations	73,503,642	(53,369,757)	229,618,902	(273,364,820)	149,635,224	(249,769,985)	29,473,572	(73,853,168)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,562,579)	(1,116,097)	(4,324,084)	(2,724,267)	(3,613,240)	(1,362,308)	(1,728,081)	(307,867)
Service Class	(11,400,947)	(4,120,689)	(33,627,259)	(13,948,211)	(21,352,929)	(4,116,306)	(4,115,354)	(306,259)
Net realized gain on investments:
Standard Class	(314,015)	(517,021)	(1,814,170)	(2,794,993)	(2,062,624)	(2,318,748)	(1,357,038)	(1,307,637)
Service Class	(2,411,967)	(2,113,612)	(15,229,333)	(17,209,384)	(13,013,622)	(10,424,022)	(3,391,333)	(2,731,663)

	(15,689,508)	(7,867,419)	(54,994,846)	(36,676,855)	(40,042,415)	(18,221,384)	(10,591,806)	(4,653,426)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	22,629,260	44,064,871	50,398,884	93,054,607	34,482,085	75,431,413	13,699,730	32,082,742
Service Class	142,299,361	166,330,682	194,227,460	385,874,045	97,888,700	252,278,309	18,758,837	40,286,049
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,876,594	1,633,118	6,138,254	5,519,260	5,675,864	3,681,056	3,085,119	1,615,503
Service Class	13,812,914	6,234,301	48,856,592	31,157,594	34,366,551	14,540,328	7,506,687	3,037,922

	180,618,129	218,262,972	299,621,190	515,605,506	172,413,200	345,931,106	43,050,373	77,022,216

Cost of shares repurchased:
Standard Class	(39,629,674)	(20,720,608)	(78,260,496)	(43,261,696)	(70,150,887)	(20,682,864)	(32,295,091)	(9,065,829)
Service Class	(85,684,511)	(74,051,704)	(141,431,403)	(139,419,266)	(74,774,796)	(112,189,096)	(48,178,334)	(31,354,012)

	(125,314,185)	(94,772,312)	(219,691,899)	(182,680,962)	(144,925,683)	(132,871,960)	(80,473,425)	(40,419,841)

Increase (decrease) in net assets derived from capital share transactions	55,303,944	123,490,660	79,929,291	332,924,544	27,487,517	213,059,146	(37,423,052)	36,602,375

NET INCREASE (DECREASE) IN NET ASSETS	113,118,078	62,253,484	254,553,347	22,882,869	137,080,326	(54,932,223)	(18,541,286)	(41,904,219)
NET ASSETS:
Beginning of year	260,532,023	198,278,539	818,066,670	795,183,801	543,358,455	598,290,678	120,146,619	162,050,838

End of year	$373,650,101	$260,532,023	$1,072,620,017	$818,066,670	$680,438,781	$543,358,455	$101,605,333	$120,146,619

Undistributed net investment income	$5,207,703	$5,863,755	$11,015,814	$22,959,807	$6,376,767	$19,478,262	$924,838	$5,548,123

See accompanying notes

LVIP Wilshire Profile Funds–14

LVIP Wilshire Conservative Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Conservative Profile Fund Standard Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$9.472	$12.006	$11.392	$10.591	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.413	0.379	0.276	0.187	0.131
Net realized and unrealized gain (loss) on investments	1.924	(2.581)	0.605	0.797	0.460

Total from investment operations	2.337	(2.202)	0.881	0.984	0.591

Less dividends and distributions from:
Net investment income	(0.433)	(0.224)	(0.219)	(0.178)	—
Net realized gain on investments	(0.089)	(0.108)	(0.048)	(0.005)	—

Total dividends and distributions	(0.522)	(0.332)	(0.267)	(0.183)	—

Net asset value, end of period	$11.287	$9.472	$12.006	$11.392	$10.591

Total return[3]	24.85%	(18.44% )	7.77%	9.34%	5.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,645	$49,661	$36,768	$10,474	$2,440
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.30%	0.30%	0.33%	0.54%	1.53%
Ratio of net investment income to average net assets	4.01%	3.47%	2.32%	1.72%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.91%	3.42%	2.24%	1.48%	0.64%
Portfolio turnover	44%	27%	44%	28%	20%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–15

LVIP Wilshire Conservative Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Conservative Profile Fund Service Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$9.474	$12.000	$11.387	$10.574	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.387	0.352	0.246	0.160	0.113
Net realized and unrealized gain (loss) on investments	1.922	(2.578)	0.604	0.795	0.461

Total from investment operations	2.309	(2.226)	0.850	0.955	0.574

Less dividends and distributions from:
Net investment income	(0.407)	(0.192)	(0.189)	(0.137)	—
Net realized gain on investments	(0.089)	(0.108)	(0.048)	(0.005)	—

Total dividends and distributions	(0.496)	(0.300)	(0.237)	(0.142)	—

Net asset value, end of period	$11.287	$9.474	$12.000	$11.387	$10.574

Total return[3]	24.55%	(18.65% )	7.51%	9.07%	5.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$331,005	$210,871	$161,511	$81,928	$31,646
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.55%	0.55%	0.58%	0.79%	1.78%
Ratio of net investment income to average net assets	3.76%	3.22%	2.07%	1.47%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.66%	3.17%	1.99%	1.23%	0.39%
Portfolio turnover	44%	27%	44%	28%	20%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–16

LVIP Wilshire Moderate Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderate Profile Fund Standard Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$9.071	$12.926	$12.047	$10.866	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.287	0.320	0.226	0.132	0.082
Net realized and unrealized gain (loss) on investments	2.228	(3.708)	0.885	1.171	0.784

Total from investment operations	2.515	(3.388)	1.111	1.303	0.866

Less dividends and distributions from:
Net investment income	(0.433)	(0.222)	(0.173)	(0.121)	—
Net realized gain on investments	(0.189)	(0.245)	(0.059)	(0.001)	—

Total dividends and distributions	(0.622)	(0.467)	(0.232)	(0.122)	—

Net asset value, end of period	$10.964	$9.071	$12.926	$12.047	$10.866

Total return[3]	28.04%	(26.62% )	9.27%	12.04%	8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$118,173	$118,274	$106,381	$39,500	$12,391
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.29%	0.28%	0.29%	0.32%	0.60%
Ratio of net investment income to average net assets	2.92%	2.86%	1.78%	1.16%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.83%	2.83%	1.74%	1.14%	0.86%
Portfolio turnover	33%	21%	48%	19%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–17

LVIP Wilshire Moderate Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderate Profile Fund Service Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$9.074	$12.919	$12.041	$10.847	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.263	0.292	0.194	0.103	0.064
Net realized and unrealized gain (loss) on investments	2.225	(3.702)	0.884	1.171	0.783

Total from investment operations	2.488	(3.410)	1.078	1.274	0.847

Less dividends and distributions from:
Net investment income	(0.408)	(0.190)	(0.141)	(0.079)	—
Net realized gain on investments	(0.189)	(0.245)	(0.059)	(0.001)	—

Total dividends and distributions	(0.597)	(0.435)	(0.200)	(0.080)	—

Net asset value, end of period	$10.965	$9.074	$12.919	$12.041	$10.847

Total return[3]	27.73%	(26.81% )	9.00%	11.77%	8.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$954,447	$699,793	$688,803	$394,418	$109,009
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.54%	0.53%	0.54%	0.57%	0.85%
Ratio of net investment income to average net assets	2.67%	2.61%	1.53%	0.91%	0.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.58%	2.58%	1.49%	0.89%	0.61%
Portfolio turnover	33%	21%	48%	19%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–18

LVIP Wilshire Moderately Aggressive Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderately Aggressive Profile Fund
	Standard Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.634	$13.386	$12.528	$11.100	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.191	0.229	0.190	0.137	0.136
Net realized and unrealized gain (loss) on investments	2.277	(4.644)	1.026	1.427	0.964

Total from investment operations	2.468	(4.415)	1.216	1.564	1.100

Less dividends and distributions from:
Net investment income	(0.433)	(0.117)	(0.212)	(0.135)	—
Net realized gain on investments	(0.253)	(0.220)	(0.146)	(0.001)	—

Total dividends and distributions	(0.686)	(0.337)	(0.358)	(0.136)	—

Net asset value, end of period	$10.416	$8.634	$13.386	$12.528	$11.100

Total return[3]	29.03%	(33.42% )	9.81%	14.14%	11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,887	$107,072	$97,486	$36,657	$11,426
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.29%	0.28%	0.29%	0.36%	0.79%
Ratio of net investment income to average net assets	2.06%	2.05%	1.44%	1.16%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.97%	2.02%	1.40%	1.10%	1.39%
Portfolio turnover	37%	21%	48%	27%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–19

LVIP Wilshire Moderately Aggressive Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderately Aggressive Profile Fund
	Service Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.639	$13.377	$12.520	$11.081	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.168	0.201	0.157	0.107	0.118
Net realized and unrealized gain (loss) on investments	2.275	(4.635)	1.026	1.424	0.963

Total from investment operations	2.443	(4.434)	1.183	1.531	1.081

Less dividends and distributions from:
Net investment income	(0.410)	(0.084)	(0.180)	(0.091)	—
Net realized gain on investments	(0.253)	(0.220)	(0.146)	(0.001)	—

Total dividends and distributions	(0.663)	(0.304)	(0.326)	(0.092)	—

Net asset value, end of period	$10.419	$8.639	$13.377	$12.520	$11.081

Total return[3]	28.72%	(33.58% )	9.54%	13.85%	10.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$584,552	$436,286	$500,805	$262,977	$65,456
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.54%	0.53%	0.54%	0.61%	1.04%
Ratio of net investment income to average net assets	1.81%	1.80%	1.19%	0.91%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.72%	1.77%	1.15%	0.85%	1.14%
Portfolio turnover	37%	21%	48%	27%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–20

LVIP Wilshire Aggressive Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Aggressive Profile Fund Standard Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.228	$14.281	$13.153	$11.392	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.108	0.158	0.106	0.069	0.055
Net realized and unrealized gain (loss) on investments	2.356	(5.831)	1.329	1.809	1.337

Total from investment operations	2.464	(5.673)	1.435	1.878	1.392

Less dividends and distributions from:
Net investment income	(0.618)	(0.068)	(0.124)	(0.116)	—
Net realized gain on investments	(0.493)	(0.312)	(0.183)	(0.001)	—

Total dividends and distributions	(1.111)	(0.380)	(0.307)	(0.117)	—

Net asset value, end of period	$9.581	$8.228	$14.281	$13.153	$11.392

Total return[3]	30.80%	(40.46% )	11.02%	16.54%	13.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,982	$41,070	$41,110	$15,102	$4,280
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.36%	0.33%	0.34%	0.61%	1.91%
Ratio of net investment income to average net assets	1.26%	1.38%	0.75%	0.57%	0.75%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%	1.30%	0.66%	0.26%	(0.86% )
Portfolio turnover	41%	25%	56%	40%	15%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–21

LVIP Wilshire Aggressive Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Aggressive Profile Fund Service Class
					5/3/05[1]
		Year Ended			to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$8.233	$14.271	$13.144	$11.372	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.087	0.129	0.071	0.039	0.036
Net realized and unrealized gain (loss) on investments	2.353	(5.821)	1.329	1.805	1.336

Total from investment operations	2.440	(5.692)	1.400	1.844	1.372

Less dividends and distributions from:
Net investment income	(0.597)	(0.034)	(0.090)	(0.071)	—
Net realized gain on investments	(0.493)	(0.312)	(0.183)	(0.001)	—

Total dividends and distributions	(1.090)	(0.346)	(0.273)	(0.072)	—

Net asset value, end of period	$9.583	$8.233	$14.271	$13.144	$11.372

Total return[3]	30.47%	(40.62% )	10.74%	16.25%	13.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,623	$79,077	$120,941	$62,325	$18,782
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbused and expense paid indirectly[4]	0.61%	0.58%	0.59%	0.86%	2.16%
Ratio of net investment income to average net assets	1.01%	1.13%	0.50%	0.32%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.85%	1.05%	0.41%	0.01%	(1.11% )
Portfolio turnover	41%	25%	56%	40%	15%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–22

LVIP Wilshire Profile Funds
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund and LVIP Wilshire Aggressive Profile Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), Delaware Management Company (DMC), until January 4, 2010, an affiliate of LIAC, or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC. Although the Funds expect to continue to hold a significant amount of funds that are advised by DMC, additional investment in non-affiliated funds is currently limited under federal securities laws, which may affect the allocation of investments among the Underlying Funds. However, the Funds may rely on an exemption under the federal securities laws that allows unlimited investment in non-affiliated funds subject to certain conditions.

The investment objective of LVIP Wilshire Conservative Profile Fund is a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Wilshire Moderate Profile Fund is a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Wilshire Moderately Aggressive Profile Fund is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of LVIP Wilshire Aggressive Profile Fund is long-term growth of capital. Current income is not a consideration.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The

LVIP Wilshire Profile Funds–23

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2010, and will renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

Wilshire Associates Incorporated (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% of the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million, 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon an annual fee of $47,000.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an annual fee of $1,000.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Administration fees	$21,173	$61,027	$39,136	$7,658
Support fees	6,331	18,193	11,628	2,686

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC, LIAC, Dreyfus and PIMCO serve as the investment managers for the Underlying Funds.

At December 31, 2009, the Funds had liabilities payable to affiliates as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Management fees payable to LIAC	$50,579	$148,548	$93,688	$12,209
Fees payable to DSC	83	83	83	83
Distribution fees payable to LFD	69,985	200,721	122,653	14,597

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

LVIP Wilshire Profile Funds–24

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

3.	Investments
For the year ended December 31, 2009, each Fund made purchases and sales of investment securities other than short-term investments as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Purchases	$191,444,137	$354,641,869	$213,991,054	$44,146,054
Sales	140,107,903	302,345,779	215,808,086	93,328,366

At December 31, 2009, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Cost of investments	$352,346,027	$1,046,213,015	$704,339,824	$105,558,949

Aggregate unrealized appreciation	$28,223,601	$67,266,072	$30,424,087	$4,371,527
Aggregate unrealized depreciation	(6,974,294)	(41,299,814)	(54,404,360)	(8,422,291)

Net unrealized appreciation (depreciation)	$21,249,307	$25,966,258	$(23,980,273)	$(4,050,764)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2009:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Level 1
Investment Companies	$373,595,334	$1,072,179,273	$679,939,902	$99,574,386
Short-Term	—	—	419,649	1,933,799

Total	$373,595,334	$1,072,179,273	$680,359,551	$101,508,185

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

LVIP Wilshire Profile Funds–25

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year Ended December 31, 2009:
Ordinary income	$12,963,526	$38,452,304	$24,966,169	$5,843,435
Long-term capital gain	2,725,982	16,542,542	15,076,246	4,748,371

Total	$15,689,508	$54,994,846	$40,042,415	$10,591,806

Year Ended December 31, 2008:
Ordinary income	$6,158,342	$24,243,139	$9,505,143	$1,611,843
Long-term capital gain	1,709,077	12,433,716	8,716,241	3,041,583

Total	$7,867,419	$36,676,855	$18,221,384	$4,653,426

In addition, the LVIP Wilshire Aggressive Profile Fund declared an ordinary income consent dividend of $282,740 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Shares of beneficial interest	$364,752,343	$1,135,522,633	$788,557,546	$145,376,485
Undistributed ordinary income	5,207,703	11,015,814	6,376,767	924,838
Post-October losses	(21,312)	(4,922,087)	(1,384,950)	(88,634)
Capital loss carryforwards	(17,537,940)	(94,962,601)	(89,130,309)	(40,556,592)
Unrealized appreciation (depreciation) of investments	21,249,307	25,966,258	(23,980,273)	(4,050,764)

Net assets	$373,650,101	$1,072,620,017	$680,438,781	$101,605,333

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, pass-through consent dividends from the Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Funds recorded the following reclassifications:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Paid-in Capital	$—	$—	$—	$282,740
Undistributed net investment income	206,185	1,399,251	1,111,395	38,705
Accumulated net realized loss	(206,185)	(1,399,251)	(1,111,395)	(321,445)

LVIP Wilshire Profile Funds–26

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 for each Fund will expire as follows:

LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year of Expiration 2017	$17,537,940	$94,962,601	$89,130,309	$40,556,592

6.	Capital Shares
Transactions in capital shares were as follows:

					LVIP
	LVIP		LVIP		Wilshire		LVIP
	Wilshire		Wilshire		Moderately		Wilshire
	Conservative		Moderate		Aggressive		Aggressive
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Shares sold:
Standard Class	2,267,302	3,955,417	5,236,557	8,098,149	3,808,314	6,663,133	1,631,786	2,804,363
Service Class	14,108,896	15,099,271	19,918,942	33,625,754	10,361,498	21,944,321	2,223,268	3,511,755
Shares issued upon reinvestment of dividends and distributions:
Standard Class	169,782	165,734	579,074	537,094	570,541	353,497	340,549	142,335
Service Class	1,251,238	631,139	4,618,191	2,995,490	3,462,458	1,356,800	830,348	257,163

	17,797,218	19,851,561	30,352,764	45,256,487	18,202,811	30,317,751	5,025,951	6,715,616

Shares repurchased:
Standard Class	(3,902,017)	(1,940,433)	(8,076,202)	(3,825,972)	(7,574,333)	(1,898,196)	(3,625,888)	(833,552)
Service Class	(8,292,169)	(6,932,771)	(14,609,234)	(12,821,611)	(8,222,326)	(10,234,526)	(5,393,092)	(2,639,270)

	(12,194,186)	(8,873,204)	(22,685,436)	(16,647,583)	(15,796,659)	(12,132,722)	(9,018,980)	(3,472,822)

Net increase (decrease)	5,603,032	10,978,357	7,667,328	28,608,904	2,406,152	18,185,029	(3,993,029)	3,242,794

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

LVIP Wilshire Profile Funds–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, and LVIP Wilshire Aggressive Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the transfer agents of the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, and LVIP Wilshire Aggressive Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Wilshire Profile Funds–28

LVIP Wilshire Profile Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP Wilshire Conservative Profile Fund	17.37%	82.63%	100.00%	7.98%
LVIP Wilshire Moderate Profile Fund	30.08%	69.92%	100.00%	11.85%
LVIP Wilshire Moderate Aggressive Profile Fund	37.65%	62.35%	100.00%	13.63%
LVIP Wilshire Aggressive Profile Fund	44.83%	55.17%	100.00%	17.19%

(A)	and (B) are based on a percentage of each Fund’s total distributions.

(C)	is based on a percentage of each Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for each Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for each Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund through April 30, 2010. The Board noted that although the investment management fees and total expenses were above the average of the respective Lipper expense group, LIAC had agreed to waive investment management fees and limit expenses to .20%. On the basis of the information provided, the Board

LVIP Wilshire Profile Funds–29

LVIP Wilshire Profile Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wilshire

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire Associates Incorporated (“Wilshire”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Board reviewed the asset allocation, fund screening and portfolio construction and monitoring services provided by Wilshire, the background of the investment professionals servicing the Funds and considered that Wilshire does not engage in any securities trading for the Funds.

The Board reviewed the Aggressive Profile Fund’s return and compared its performance to the average of its Lipper performance group of multi-cap core funds and the customized blended securities market index of: Wilshiresm 5000 Index (57%), Barclays Capital U.S. Aggregate Bond Index (10%), MSCI EAFE Index (28%), and MSCI Emerging Markets Free Index (5%). The Board reviewed the Conservative Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended securities market index of: Wilshiresm 5000 Index (30%), Barclays Capital U.S. Aggregate Bond Index (60%), and MSCI EAFE Index (10%). The Board reviewed the Moderate Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended securities market index of: Wilshiresm 5000 Index (41%), Barclays Capital U.S. Aggregate Bond Index (40%), MSCI EAFE Index (15%), and MSCI Emerging Markets Free Index (4%). The Board reviewed the Moderately Aggressive Profile Fund’s return and compared its performance to the average of its Lipper performance group of multi-cap core funds and the customized blended securities market index of: Wilshiresm 5000 Index (46%), Barclays Capital U.S. Aggregate Bond Index (30%), MSCI EAFE Index (20%), and MSCI Emerging Markets Free Index (4%). With respect to the Aggressive Profile Fund, the Board noted that the Fund’s one year performance was below the average and three year performance was above the average of its Lipper performance group, considered that for the one year and three year periods, the Fund had underperformed the customized benchmark index and concluded that overall investment performance of the Fund has been acceptable. With respect to the Conservative Profile Fund, the Board noted that the Fund’s one year and three year performance was near the top of the Lipper performance group, considered that for the one year and three year periods, the Fund had performed approximately in line with the customized benchmark index and concluded that overall investment performance of the Fund has been satisfactory. With respect to the Moderate Profile Fund, the Board noted that the Fund’s one year and three year performance was above the average of its Lipper performance group, considered that for the three year period the Fund had outperformed and for the one year period the Fund had performed in line with the customized benchmark index and concluded that overall investment performance of the Fund has been satisfactory. With respect to the Moderately Aggressive Profile Fund, the Board noted that the Fund’s one year and three year performance was near the top of the Lipper performance group, considered that for the one and three year periods, the Fund had underperformed the customized benchmark index and concluded that overall investment performance of the Fund has been satisfactory. The Board concluded that the overall services provided by Wilshire have been satisfactory.

The Board considered the sub-advisory fee schedule, which contain breakpoints, and considered Wilshire’s representation that the fee schedules were competitive and consistent with those Wilshire charged other organizations with similar business models, that the sub-advisory fee schedules compare favorably to other funds managed by Wilshire. The Board also considered that the sub-advisory fees for each Fund were within the range of its respective Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered information provided by Wilshire regarding Wilshire’s estimated profitability from providing sub-advisory services to the Funds, and that the sub-advisory fee schedules were negotiated at arm’s length between LIAC and Wilshire, an unaffiliated third party, and that LIAC compensates Wilshire. The Board concluded that estimated profitability was not unreasonable. The Board also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire’s statement that there were none.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Funds are or continue to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Wilshire Profile Funds–30

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Wilshire Profile Funds–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wilshire Profile Funds–32

LVIP Wilshire Profile Funds
Wilshire 2010 Profile Fund
Wilshire 2020 Profile Fund
Wilshire 2030 Profile Fund
Wilshire 2040 Profile Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2009

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds

Index

Commentary	1
Disclosure of Fund Expenses	5
Sector Allocations	7
Statements of Net Assets	8
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Other Fund Information	29
Officer/Trustee Information	31

LVIP Wilshire Profile Funds
2009 Annual Report Commentary

Managed by:

The LVIP Wilshire 2010 Profile Fund returned 24.40% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 33% Barclays Capital U.S. TIPS Index*, 11% Barclays Capital U.S. Aggregate Bond Index**, 41% Wilshire 5000 Indexsm***, 12% MSCI EAFE Index****, and 3% MSCI Emerging Markets Free Index*****, returned 22.29% for the same period.

The LVIP Wilshire 2020 Profile Fund returned 25.66% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 26% Barclays Capital U.S. TIPS Index*, 11% Barclays Capital U.S. Aggregate Bond Index**, 45% Wilshire 5000 Index***, 15% MSCI EAFE Index****, and 3% MSCI Emerging Markets Free Index*****, returned 23.57% for the same period.

The LVIP Wilshire 2030 Profile Fund returned 27.95% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 17% Barclays Capital U.S. TIPS Index*, 10% Barclays Capital U.S. Aggregate Bond Index**, 51% Wilshire 5000 Index***, 18% MSCI EAFE Index****, and 4% MSCI Emerging Markets Free Index*****, returned 25.82% for the same period.

The LVIP Wilshire 2040 Profile Fund returned 30.96% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2009, while its customized benchmark, 6% Barclays Capital U.S. TIPS Index*, 2% Barclays Capital U.S. Aggregate Bond Index**, 60% Wilshire 5000 Index***, 27% MSCI EAFE Index****, and 5% MSCI Emerging Markets Free Index*****, returned 30.17% for the same period.

In 2009, we witnessed the markets embark upon a nearly uninterrupted rally since March’s lows to finish the year with robust positive returns. Following one of the most difficult years in the history of financial markets, investor risk appetite returned in 2009, uplifting riskier assets to make up for their losses in 2008. Just as swiftly as the global credit crisis eroded investor’s confidence, sparking the massive flight to quality, concerted global monetary stimulus policies eased investors’ fears, fueling their appetite for riskier assets during 2009. Bottom performing asset classes from the previous year bounced back strongly, led by high yield bonds and emerging market equity.

All of the Profile Funds (the Funds) outperformed their blended benchmarks for the year. Founded on the tenets of diversification and discipline, the Profile Funds were able to recover and deliver positive returns. The Profile Funds’ outperformance was fueled by both the Funds’ steadfast strategic asset allocations as well as sound underlying fund selection.

From an asset allocation perspective, the Funds benefited from exposures to areas of the market that experienced the greatest recovery. Treasury Inflation Protected Securities (TIPS), global bonds, global real estate and emerging markets were among the leading asset class contributors to the Funds’ performance. In particular, the Funds’ consistent exposures to these asset classes throughout the year allowed investors to enjoy some of the best one-year returns from these asset classes.

The Funds’ diversified fixed income exposures, which anchored the Funds’ performance in 2008, led the Funds to outperform their blended benchmarks in 2009 as liquidity returned to the markets, boosting U.S. corporate and global bond returns. The greatest contribution was from LVIP Delaware Bond Fund.

In the domestic equity market, small capitalization stocks outpaced their large cap counterparts and growth style led value for the year. The Funds’ broad exposures to all capitalizations, in particular, the better performing mid cap and small cap equities asset classes, positively impacted performance. The Delaware VIP Small Cap Value Series performed particularly well in 2009 by significantly outperforming its benchmark.

The Funds’ international equity allocations supported the Funds’ overall strong absolute performance for the year, although, against their respective benchmarks, the individual funds performances were mixed. The return of LVIP Cohen & Steers Global Real Estate Fund exceeded that of the MSCI EAFE Index****; while conversely, the return of LVIP SSgA International Index Fund lagged its benchmark.

The LVIP Wilshire 2010 Profile Fund’s (the 2010 Fund) return for 2009 outperformed its blended benchmark by 2.11%. Excess performance was derived mainly from the 2010 Fund’s fixed income allocation, however strong returns in domestic and international equities also added value. LVIP Delaware Bond Fund was the top individual fund contributor to the 2010 Fund’s overall outperformance. Within international equities, a significant contribution was made by LVIP Cohen & Steers Global Real Estate Fund. The greatest detractor from performance for the year came from Delaware Inflation Protected Bond Fund which trailed the Barclays Capital U.S. TIPS Index*.

The LVIP Wilshire 2020 Profile Fund’s (the 2020 Fund) return for 2009 outperformed its blended benchmark by 2.09%. The 2020 Fund’s international equity and fixed income allocations provided significant contributions to Fund performance. Within the 2020 Fund’s international equity allocation, LVIP Cohen & Steers Global Real Estate Fund outpaced the MSCI EAFE Index**** making it the top contributor to the Fund’s outperformance overall. Within fixed income, LVIP Delaware Bond Fund beat the Barclays Capital U.S. Aggregate Bond Index** to contribute substantial outperformance to the 2020 Fund relative to the blended benchmark. As growth stocks led the broad domestic equity market for the year, the greatest detractor to performance was the LVIP SSgA S&P 500 Index Fund which trailed the Wilshire 5000 Index***.

The LVIP Wilshire 2030 Profile Fund’s (the 2030 Fund) return for 2009 outperformed its blended benchmark by 2.13%. The 2030 Fund’s equity component provided significant contributions to excess performance from both international and domestic equity funds. Within the 2030 Fund’s international equity allocation, LVIP Cohen & Steers Global Real Estate Fund outpaced the MSCI EAFE Index**** making it the top contributor to the Fund’s outperformance overall. Within the domestic equity asset class, Delaware VIP Small Cap Value Series surpassed the broad market Wilshire 5000 Index*** adding to the 2030 Fund’s outperformance relative to the blended benchmark. As growth stocks led the broad domestic equity market for the year, the greatest hindrance to performance was the LVIP SSgA S&P 500 Index Fund which trailed the Wilshire 5000 Index***.

The LVIP Wilshire 2040 Profile Fund’s (the 2040 Fund) return for 2009, outperformed its blended benchmark by 0.79%. Within the 2040 Fund’s international equity allocation, LVIP Marsico International Growth Fund outpaced the MSCI EAFE Index**** for the year and was the top contributor to the Fund’s outperformance overall. Within the domestic equity asset class,

LVIP Wilshire Profile Funds–1

LVIP Wilshire Profile Funds
2009 Annual Report Commentary (continued)

Delaware VIP Small Cap Value Series surpassed the broad market Wilshire 5000 Index*** adding to the 2040 Fund’s outperformance relative to the blended benchmark. LVIP Mondrian International Value Fund, one of the six international equity funds within the 2040 Fund, was the greatest detractor to performance due to its sizable lag verses the MSCI EAFE Index****.

Victor Zhang
Wilshire Associates

LVIP Wilshire Profile Funds–2

LVIP Wilshire Profile Funds
2009 Annual Report Commentary (continued)

LVIP Wilshire 2010 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2010 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/09, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,092 for the Standard Class shares and to $10,024 the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/09. The same $10,000 would have decreased to $9,744. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One year	+24.40%

Inception (4/30/07)	+0.35%

Service Class Shares

One year	+24.10%

Inception (4/30/07)	+0.09%

LVIP Wilshire 2020 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2020 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/09, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,681 for the Standard Class shares and to $9,617 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/09. The same $10,000 would have decreased to $9,480. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One year	+25.66%

Inception (4/30/07)	−1.20%

Service Class Shares

One year	+25.35%

Inception (4/30/07)	−1.45%

LVIP Wilshire Profile Funds–3

LVIP Wilshire Profile Funds
2009 Annual Report Commentary (continued)

LVIP Wilshire 2030 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2030 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/09, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,480 for the Standard Class shares and to $9,418 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/09. The same $10,000 would have decreased to $9,081. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One year	+27.95%

Inception (4/30/07)	−1.98%

Service Class Shares

One year	+27.65%

Inception (4/30/07)	−2.22%

LVIP Wilshire 2040 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/09

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2040 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/09, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,931 for the Standard Class shares and to $8,872 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/09. The same $10,000 would have decreased to $8,413. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/09

Standard Class Shares

One year	+30.96%

Inception (4/30/07)	−4.14%

Service Class Shares

One year	+30.63%

Inception (4/30/07)	−4.38%

*	The Barclays Capital U.S. TIPS Index is an unmanaged index that represents securities that protect against adverse inflation and provide a minimum level of real return.

**	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

***	The Wilshire 5000 Index (formerly known as the Dow Jones Wilshire 5000 Indexsm) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

****	The MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia, and the Far East.

*****	The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

LVIP Wilshire Profile Funds–4

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2009 to December 31, 2009

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Wilshire 2010 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,158.40	0.20%	$1.09
Service Class Shares	1,000.00	1,157.10	0.45%	2.45

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire 2020 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,168.10	0.20%	$1.09
Service Class Shares	1,000.00	1,166.70	0.45%	2.46

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire 2030 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,185.90	0.20%	$1.10
Service Class Shares	1,000.00	1,184.50	0.45%	2.48

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Profile Funds–5

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES (continued)

LVIP Wilshire 2040 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/09 to
	7/1/09	12/31/09	Ratio	12/31/09*

Actual
Standard Class Shares	$1,000.00	$1,208.10	0.20%	$1.11
Service Class Shares	1,000.00	1,206.60	0.45%	2.50

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Wilshire Profile Funds–6

LVIP Wilshire Profile Funds

Sector Allocations
As of December 31, 2009

LVIP Wilshire 2010 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	99.12%

Equity Funds	38.00%
Fixed Income Funds	40.03%
International Equity Funds	18.17%
International Fixed Income Fund	2.92%

Unaffiliated Investment Company	1.02%

Total Value of Securities	100.14%

Liabilities Net of Receivables and Other Assets	(0.14%)

Total Net Assets	100.00%

LVIP Wilshire 2020 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	98.99%

Equity Funds	40.95%
Fixed Income Funds	35.05%
International Equity Funds	20.08%
International Fixed Income Fund	2.91%

Unaffiliated Investment Company	1.02%

Short-Term Investment	0.15%

Total Value of Securities	100.16%

Liabilities Net of Receivables and Other Assets	(0.16%)

Total Net Assets	100.00%

LVIP Wilshire 2030 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	98.52%

Equity Funds	45.63%
Fixed Income Funds	26.08%
International Equity Funds	23.91%
International Fixed Income Fund	2.90%

Unaffiliated Investment Company	1.01%

Total Value of Securities	99.53%

Receivables and Other Assets Net of Liabilities	0.47%

Total Net Assets	100.00%

LVIP Wilshire 2040 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	98.84%

Equity Funds	53.65%
Fixed Income Fund	12.51%
International Equity Funds	30.76%
International Fixed Income Fund	1.92%

Unaffiliated Investment Company	1.01%

Short-Term Investment	0.13%

Total Value of Securities	99.98%

Receivables and Other Assets Net of Liabilities	0.02%

Total Net Assets	100.00%

LVIP Wilshire Profile Funds–7

LVIP Wilshire 2010 Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–99.12%
	Equity Funds–38.00%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA S&P 500 Index Fund	979,093	$7,605,598
	LVIP SSgA Small-Cap Index Fund	176,221	2,512,554

			10,118,152

	Fixed Income Funds–40.03%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	326,667	3,387,533
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	118,007	1,572,087
	LVIP SSgA Bond Index Fund	540,059	5,700,858

			10,660,478

	International Equity Funds–18.17%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	29,593	558,416
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	217,447	1,375,351
	LVIP SSgA International Index Fund	386,662	2,904,221

			4,837,988

	International Fixed Income Fund–2.92%
*	Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	71,897	777,705

			777,705

	Total Affiliated Investment Companies (Cost $21,587,817)		26,394,323

	UNAFFILIATED INVESTMENT COMPANY–1.02%
	Commodity Fund–1.02%
**	PIMCO CommodityRealReturn Strategy Portfolio	32,780	271,417

	Total Unaffiliated Investment Company (Cost $225,087)		271,417

TOTAL VALUE OF SECURITIES–100.14% (Cost $21,812,904)	26,665,740

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(37,224)

NET ASSETS APPLICABLE TO 2,781,966 SHARES OUTSTANDING–100.00%	$26,628,516

NET ASSET VALUE–LVIP WILSHIRE 2010 PROFILE FUND STANDARD CLASS ($15,684,133 / 1,638,682 Shares)	$9.571

NET ASSET VALUE–LVIP WILSHIRE 2010 PROFILE FUND SERVICE CLASS ($10,944,383 / 1,143,284 Shares)	$9.573

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$26,506,413
Undistributed net investment income	356,654
Accumulated net realized loss on investments	(5,087,387)
Net unrealized appreciation of investments	4,852,836

Total net assets	$26,628,516

*	Standard Class shares

**	Institutional Class shares

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–8

LVIP Wilshire 2020 Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–98.99%
	Equity Funds–40.95%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	53,372	$1,297,473
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	52,285	1,260,531
	LVIP Delaware Special Opportunities Fund	62,513	1,894,319
	LVIP SSgA S&P 500 Index Fund	2,353,501	18,281,995
	LVIP SSgA Small-Cap Index Fund	181,807	2,592,197

			25,326,515

	Fixed Income Funds–35.05%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	582,591	6,041,467
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	136,800	1,822,447
	LVIP SSgA Bond Index Fund	1,308,751	13,815,172

			21,679,086

	International Equity Funds–20.08%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	68,650	1,295,429
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	403,672	2,553,227
	LVIP SSgA International Index Fund	1,140,726	8,567,991

			12,416,647

	International Fixed Income Fund–2.91%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	166,656	1,802,714

			1,802,714

	Total Affiliated Investment Companies (Cost $50,533,985)		61,224,962

	UNAFFILIATED INVESTMENT COMPANY–1.02%
	Commodity Fund–1.02%
**	PIMCO CommodityRealReturn Strategy Portfolio	76,009	629,353

	Total Unaffiliated Investment Company (Cost $555,289)		629,353

	SHORT-TERM INVESTMENT–0.15%
	Money Market Mutual Fund–0.15%
	Dreyfus Treasury & Agency Cash Management Fund	95,995	95,995

	Total Short-Term Investment (Cost $95,995)		95,995

TOTAL VALUE OF SECURITIES–100.16% (Cost $51,185,269)	61,950,310

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.16%)	(99,343)

NET ASSETS APPLICABLE TO 6,720,704 SHARES OUTSTANDING–100.00%	$61,850,967

NET ASSET VALUE–LVIP WILSHIRE 2020 PROFILE FUND STANDARD CLASS ($42,389,052 / 4,606,457 Shares)	$9.202

NET ASSET VALUE–LVIP WILSHIRE 2020 PROFILE FUND SERVICE CLASS ($19,461,915 / 2,114,247 Shares)	$9.205

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$61,325,592
Undistributed net investment income	796,748
Accumulated net realized loss on investments	(11,036,414)
Net unrealized appreciation of investments	10,765,041

Total net assets	$61,850,967

*	Standard Class shares

**	Institutional Class shares

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–9

LVIP Wilshire 2030 Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–98.52%
	Equity Funds–45.63%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	94,869	$2,306,260
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	46,517	1,121,469
	LVIP Delaware Special Opportunities Fund	55,601	1,684,891
	LVIP SSgA S&P 500 Index Fund	2,453,835	19,061,391
	LVIP T. Rowe Price Structured Mid-Cap
	Growth Fund	101,105	1,136,526

			25,310,537

	Fixed Income Funds–26.08%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	363,178	3,766,152
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	1,013,670	10,700,297

			14,466,449

	International Equity Funds–23.91%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	91,585	1,728,205
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	269,243	1,702,963
	LVIP SSgA International Index Fund	1,161,240	8,722,069
	LVIP Templeton Growth Fund	45,432	1,107,220

			13,260,457

	International Fixed Income Fund–2.90%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	148,452	1,605,808

			1,605,808

	Total Affiliated Investment Companies (Cost $44,937,634)		54,643,251

	UNAFFILIATED INVESTMENT COMPANY–1.01%
	Commodity Fund–1.01%
**	PIMCO CommodityRealReturn Strategy Portfolio	67,660	560,224

	Total Unaffiliated Investment Company (Cost $502,349)		560,224

TOTAL VALUE OF SECURITIES–99.53% (Cost $45,439,983)	55,203,475
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	261,057

NET ASSETS APPLICABLE TO 6,096,950 SHARES OUTSTANDING–100.00%	$55,464,532

NET ASSET VALUE–LVIP WILSHIRE 2030 PROFILE FUND STANDARD CLASS ($41,202,996 / 4,529,674 Shares)	$9.096

NET ASSET VALUE–LVIP WILSHIRE 2030 PROFILE FUND SERVICE CLASS ($14,261,536 / 1,567,276 Shares)	$9.100

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$53,628,474
Undistributed net investment income	636,450
Accumulated net realized loss on investments	(8,563,884)
Net unrealized appreciation of investments	9,763,492

Total net assets	$55,464,532

*	Standard Class shares

**	Institutional Class shares

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–10

LVIP Wilshire 2040 Profile Fund
Statement of Net Assets
December 31, 2009

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–98.84%
	Equity Funds–53.65%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	62,774	$1,526,047
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	30,772	741,882
	LVIP Delaware Special Opportunities Fund	49,044	1,486,168
	LVIP SSgA S&P 500 Index Fund	1,909,532	14,833,246
	LVIP T. Rowe Price Structured Mid-Cap
	Growth Fund	100,346	1,127,994

			19,715,337

	Fixed Income Fund–12.51%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	435,642	4,598,640

			4,598,640

	International Equity Funds–30.76%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	60,575	1,143,045
*	Lincoln Variable Insurance Products Trust–
	†LVIP Cohen & Steers Global Real Estate Fund	118,761	751,165
	LVIP Marsico International Growth Fund	97,533	1,086,035
	LVIP Mondrian International Value Fund	70,450	1,098,525
	LVIP SSgA International Index Fund	815,660	6,126,425
	LVIP Templeton Growth Fund	45,063	1,098,227

			11,303,422

	International Fixed Income Fund–1.92%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	65,426	707,713

			707,713

	Total Affiliated Investment Companies (Cost $28,707,646)		36,325,112

	UNAFFILIATED INVESTMENT COMPANY–1.01%
	Commodity Fund–1.01%
**	PIMCO CommodityRealReturn Strategy Portfolio	44,723	370,309

	Total Unaffiliated Investment Company (Cost $320,139)		370,309

	SHORT-TERM INVESTMENT–0.13%
	Money Market Mutual Fund–0.13%
	Dreyfus Treasury & Agency Cash Management Fund	48,849	48,849

	Total Short-Term Investment (Cost $48,849)		48,849

TOTAL VALUE OF SECURITIES–99.98% (Cost $29,076,634)	36,744,270
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	6,738

NET ASSETS APPLICABLE TO 4,273,601 SHARES OUTSTANDING–100.00%	$36,751,008

NET ASSET VALUE–LVIP WILSHIRE 2040 PROFILE FUND STANDARD CLASS ($28,559,640 / 3,320,124 Shares)	$8.602

NET ASSET VALUE–LVIP WILSHIRE 2040 PROFILE FUND SERVICE CLASS ($8,191,368 / 953,477 Shares)	$8.591

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2009:
Shares of beneficial interest (unlimited authorization–no par)	$34,699,691
Undistributed net investment income	434,990
Accumulated net realized loss on investments	(6,051,309)
Net unrealized appreciation of investments	7,667,636

Total net assets	$36,751,008

*	Standard Class shares

**	Institutional Class Shares

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–11

LVIP Wilshire Profile Funds
Statements of Assets and Liabilities
December 31, 2009

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

ASSETS:
Investments in affiliated investment companies, at value	$26,394,323	$61,224,962	$54,643,251	$36,325,112
Investments in unaffiliated investment companies, at value	271,417	725,348	560,224	419,158
Cash	—	—	153,312	—
Due from manager	484	—	—	—
Receivables for securities sold	80,484	—	—	—
Receivables for fund shares sold	32,276	37,225	285,521	77,168

TOTAL ASSETS	26,778,984	61,987,535	55,642,308	36,821,438

LIABILITIES:
Cash overdraft	80,484	—	—	—
Payables for securities purchased	—	95,995	153,312	48,850
Payables for fund shares redeemed	49,120	15,512	999	1,049
Due to manager and affiliates	—	4,762	3,195	27
Other accrued expenses	20,864	20,299	20,270	20,504

TOTAL LIABILITIES	150,468	136,568	177,776	70,430

TOTAL NET ASSETS	$26,628,516	$61,850,967	$55,464,532	$36,751,008

Investments in affiliated investment companies, at cost	$21,587,817	$50,533,985	$44,937,634	$28,707,646
Investments in unaffiliated investment companies, at cost	$225,087	$651,284	$502,349	$368,988

See accompanying notes

LVIP Wilshire Profile Funds–12

LVIP Wilshire Profile Funds
Statements of Operations
Year Ended December 31, 2009

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$384,630	$842,973	$662,422	$430,904
Dividends from unaffiliated investment companies	104,703	227,120	181,569	88,168

	489,333	1,070,093	843,991	519,072

EXPENSES:
Management fees	54,261	120,294	96,829	63,922
Accounting and administration expenses	49,870	52,099	51,219	50,094
Distribution expenses Service Class	22,408	39,085	26,457	18,372
Professional fees	17,309	18,179	17,881	17,290
Reports and statements to shareholders	6,908	14,110	11,889	8,610
Custodian fees	2,848	3,133	2,914	2,749
Trustees’ fees	655	1,439	1,094	689
Other	4,039	5,228	4,563	4,085

	158,298	253,567	212,846	165,811
Less expenses waived/reimbursed	(92,481)	(118,247)	(108,925)	(96,301)

Total operating expenses	65,817	135,320	103,921	69,510

NET INVESTMENT INCOME	423,516	934,773	740,070	449,562

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	23,520	91,550	84,807	69,796
Net realized gain distributions from unaffiliated investment companies	3,032	7,226	6,205	4,179
Net realized loss from sale of investments in affiliated investment companies	(3,145,487)	(7,645,111)	(7,297,146)	(4,393,235)
Net realized loss from sale of investments in unaffiliated investment companies	(20,715)	(10,945)	(5,146)	(10,502)

Net realized loss on investments	(3,139,650)	(7,557,280)	(7,211,280)	(4,329,762)
Net change in unrealized appreciation/depreciation of investments	7,708,739	18,262,692	17,001,648	11,698,406

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,569,089	10,705,412	9,790,368	7,368,644

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,992,605	$11,640,185	$10,530,438	$7,818,206

See accompanying notes

LVIP Wilshire Profile Funds–13

LVIP Wilshire Profile Funds
Statements of Changes in Net Assets

	LVIP Wilshire		LVIP Wilshire		LVIP Wilshire		LVIP Wilshire
	2010 Profile Fund		2020 Profile Fund		2030 Profile Fund		2040 Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$423,516	$364,342	$934,773	$675,781	$740,070	$414,401	$449,562	$206,923
Net realized loss on investments	(3,139,650)	(1,443,302)	(7,557,280)	(2,165,968)	(7,211,280)	(450,179)	(4,329,762)	(1,119,036)
Net change in unrealized appreciation/depreciation of investments	7,708,739	(2,977,114)	18,262,692	(7,740,564)	17,001,648	(7,347,106)	11,698,406	(4,073,035)

Net increase (decrease) in net assets resulting from operations	4,992,605	(4,056,074)	11,640,185	(9,230,751)	10,530,438	(7,382,884)	7,818,206	(4,985,148)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(236,147)	(194,006)	(653,611)	(357,945)	(541,091)	(181,533)	(282,978)	(47,528)
Service Class	(159,382)	(102,178)	(272,100)	(116,830)	(170,086)	(36,045)	(97,270)	(7,802)
Net realized gain on investments:
Standard Class	(132,456)	(9,192)	(479,443)	(24,595)	(351,303)	(14,387)	(252,848)	(5,666)
Service Class	(104,093)	(4,915)	(232,877)	(10,344)	(130,462)	(4,511)	(93,725)	(2,865)

	(632,078)	(310,291)	(1,638,031)	(509,714)	(1,192,942)	(236,476)	(726,821)	(63,861)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,442,872	13,538,202	17,379,466	31,115,641	19,644,466	21,271,507	16,531,542	12,179,222
Service Class	7,614,411	10,413,566	8,046,848	15,293,658	8,729,715	8,497,678	8,034,930	8,043,179
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	368,603	203,198	1,133,054	382,539	892,394	195,920	535,826	53,194
Service Class	263,475	107,093	504,977	127,174	300,548	40,555	190,995	10,667

	18,689,361	24,262,059	27,064,345	46,919,012	29,567,123	30,005,660	25,293,293	20,286,262

Cost of shares repurchased:
Standard Class	(7,039,583)	(5,912,915)	(7,494,426)	(8,949,572)	(5,203,597)	(2,796,857)	(3,753,269)	(1,893,199)
Service Class	(5,538,824)	(3,808,819)	(3,636,090)	(4,013,016)	(3,664,174)	(1,629,214)	(6,360,259)	(2,728,045)

	(12,578,407)	(9,721,734)	(11,130,516)	(12,962,588)	(8,867,771)	(4,426,071)	(10,113,528)	(4,621,244)

Increase in net assets derived from capital share transactions	6,110,954	14,540,325	15,933,829	33,956,424	20,699,352	25,579,589	15,179,765	15,665,018

NET INCREASE IN NET ASSETS	10,471,481	10,173,960	25,935,983	24,215,959	30,036,848	17,960,229	22,271,150	10,616,009
NET ASSETS:
Beginning of year	16,157,035	5,983,075	35,914,984	11,699,025	25,427,684	7,467,455	14,479,858	3,863,849

End of year	$26,628,516	$16,157,035	$61,850,967	$35,914,984	$55,464,532	$25,427,684	$36,751,008	$14,479,858

Undistributed net investment income	$356,654	$284,484	$796,748	$698,929	$636,450	$547,383	$434,990	$357,306

See accompanying notes

LVIP Wilshire Profile Funds–14

LVIP Wilshire 2010 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2010 Profile Fund
	Standard Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$7.899	$10.613	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.176	0.274	0.150
Net realized and unrealized gain (loss) on investments	1.743	(2.813)	0.511

Total from investment operations	1.919	(2.539)	0.661

Less dividends and distributions from:
Net investment income	(0.158)	(0.166)	(0.048)
Net realized gain on investments	(0.089)	(0.009)	—

Total dividends and distributions	(0.247)	(0.175)	(0.048)

Net asset value, end of period	$9.571	$7.899	$10.613

Total return[3]	24.40%	(23.91% )	6.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,684	$9,428	$4,395
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.63%	0.85%	3.43%
Ratio of net investment income to average net assets	2.05%	2.93%	2.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.62%	2.33%	(1.06% )
Portfolio turnover	114%	75%	72%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–15

LVIP Wilshire 2010 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2010 Profile Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$7.903	$10.608	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.155	0.251	0.133
Net realized and unrealized gain (loss) on investments	1.741	(2.808)	0.509

Total from investment operations	1.896	(2.557)	0.642

Less dividends and distributions from:
Net investment income	(0.137)	(0.139)	(0.034)
Net realized gain on investments	(0.089)	(0.009)	—

Total dividends and distributions	(0.226)	(0.148)	(0.034)

Net asset value, end of period	$9.573	$7.903	$10.608

Total return[3]	24.10%	(24.10% )	6.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,945	$6,729	$1,588
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.88%	1.10%	3.68%
Ratio of net investment income to average net assets	1.80%	2.68%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.37%	2.08%	(1.31% )
Portfolio turnover	114%	75%	72%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–16

LVIP Wilshire 2020 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2020 Profile Fund
	Standard Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$7.547	$10.494	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.167	0.239	0.130
Net realized and unrealized gain (loss) on investments	1.759	(3.060)	0.407

Total from investment operations	1.926	(2.821)	0.537

Less dividends and distributions from:
Net investment income	(0.155)	(0.116)	(0.043)
Net realized gain on investments	(0.116)	(0.010)	—

Total dividends and distributions	(0.271)	(0.126)	(0.043)

Net asset value, end of period	$9.202	$7.547	$10.494

Total return[3]	25.66%	(26.89% )	5.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,389	$24,786	$9,355
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.45%	0.56%	1.70%
Ratio of net investment income to average net assets	2.02%	2.66%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	2.35%	0.41%
Portfolio turnover	83%	55%	61%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–17

LVIP Wilshire 2020 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2020 Profile Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$7.552	$10.490	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.146	0.217	0.113
Net realized and unrealized gain (loss) on investments	1.758	(3.056)	0.406

Total from investment operations	1.904	(2.839)	0.519

Less dividends and distributions from:
Net investment income	(0.135)	(0.089)	(0.029)
Net realized gain on investments	(0.116)	(0.010)	—

Total dividends and distributions	(0.251)	(0.099)	(0.029)

Net asset value, end of period	$9.205	$7.552	$10.490

Total return[3]	25.35%	(27.07% )	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,462	$11,129	$2,344
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.70%	0.81%	1.95%
Ratio of net investment income to average net assets	1.77%	2.41%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	2.10%	0.16%
Portfolio turnover	83%	55%	61%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–18

LVIP Wilshire 2030 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2030 Profile Fund
	Standard Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$7.298	$10.661	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.160	0.214	0.115
Net realized and unrealized gain (loss) on investments	1.869	(3.493)	0.588

Total from investment operations	2.029	(3.279)	0.703

Less dividends and distributions from:
Net investment income	(0.139)	(0.075)	(0.042)
Net realized gain on investments	(0.092)	(0.009)	—

Total dividends and distributions	(0.231)	(0.084)	(0.042)

Net asset value, end of period	$9.096	$7.298	$10.661

Total return[3]	27.95%	(30.78% )	7.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,203	$19,388	$6,438
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.48%	0.70%	2.86%
Ratio of net investment income to average net assets	1.97%	2.43%	1.61%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.69%	1.98%	(1.00% )
Portfolio turnover	78%	29%	47%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–19

LVIP Wilshire 2030 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2030 Profile Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$7.303	$10.657	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.140	0.192	0.097
Net realized and unrealized gain (loss) on investments	1.869	(3.489)	0.588

Total from investment operations	2.009	(3.297)	0.685

Less dividends and distributions from:
Net investment income	(0.120)	(0.048)	(0.028)
Net realized gain on investments	(0.092)	(0.009)	—

Total dividends and distributions	(0.212)	(0.057)	(0.028)

Net asset value, end of period	$9.100	$7.303	$10.657

Total return[3]	27.65%	(30.95% )	6.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,262	$6,040	$1,029
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.73%	0.95%	3.11%
Ratio of net investment income to average net assets	1.72%	2.18%	1.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.44%	1.73%	(1.25% )
Portfolio turnover	78%	29%	47%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–20

LVIP Wilshire 2040 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2040 Profile Fund
	Standard Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$6.726	$10.498	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.138	0.179	0.127
Net realized and unrealized gain (loss) on investments	1.934	(3.910)	0.453

Total from investment operations	2.072	(3.731)	0.580

Less dividends and distributions from:
Net investment income	(0.103)	(0.035)	(0.082)
Net realized gain on investments	(0.093)	(0.006)	—

Total dividends and distributions	(0.196)	(0.041)	(0.082)

Net asset value, end of period	$8.602	$6.726	$10.498

Total return[3]	30.96%	(35.54% )	5.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,560	$10,225	$3,285
Ratio of expenses to average net assets[4]	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	1.01%	5.14%
Ratio of net investment income to average net assets	1.83%	2.13%	1.80%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.45%	1.37%	(3.09% )
Portfolio turnover	81%	41%	41%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–21

LVIP Wilshire 2040 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2040 Profile Fund
	Service Class
			4/30/07[1]
	Year Ended		to
	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$6.729	$10.495	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.119	0.158	0.110
Net realized and unrealized gain (loss) on investments	1.932	(3.905)	0.453

Total from investment operations	2.051	(3.747)	0.563

Less dividends and distributions from:
Net investment income	(0.096)	(0.013)	(0.068)
Net realized gain on investments	(0.093)	(0.006)	—

Total dividends and distributions	(0.189)	(0.019)	(0.068)

Net asset value, end of period	$8.591	$6.729	$10.495

Total return[3]	30.63%	(35.71% )	5.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,191	$4,255	$579
Ratio of expenses to average net assets[4]	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.83%	1.26%	5.39%
Ratio of net investment income to average net assets	1.58%	1.88%	1.55%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.20%	1.12%	(3.34% )
Portfolio turnover	81%	41%	41%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–22

LVIP Wilshire Profile Funds
Notes to Financial Statements
December 31, 2009

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 39 series (Series). These financial statements and the related notes pertain to the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund (each, a Fund, or collectively, Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), Delaware Management Company (DMC) (until January 4, 2010, an affiliate of LIAC), a series of Delaware Management Business Trust, or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

On January 4, 2010, DMC was acquired by Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. As a result of this transaction, DMC is no longer an affiliate of LIAC. Although the Funds expect to continue to hold a significant amount of funds that are advised by DMC, additional investment in non-affiliated funds is currently limited under federal securities laws, which may affect the allocation of investments among the Underlying Funds. However, the Funds may rely on an exemption under the federal securities laws that allows unlimited investment in non-affiliated funds subject to certain conditions.

The Funds are Target Maturity Profile Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

The Funds’ investment objective is the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Effective May 1, 2009, short-term debt securities having less than 60 days to maturity are valued at market value. Prior to May 1, 2009, these securities were valued at amortized cost, which approximated market value.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2009.

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2010 and renew automatically for one year terms unless the advisor provides written notice of termination to the Funds.

LVIP Wilshire Profile Funds–23

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2010, and renew automatically for one year terms unless the advisor provides written notice of termination to the Funds.

Wilshire Associates Incorporated (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% for the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million, 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon an annual fee of $47,000.

Delaware Service Company, Inc. (DSC), an affiliate of LIAC until January 4, 2010, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an annual fee of $1,000.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $862,727 for the year ended December 31, 2009, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2009, fees for administrative and support services amounted as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Administration fees	$1,420	$3,115	$2,445	$1,589
Support fees	450	985	774	505

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statements of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC, LIAC, Dreyfus and PIMCO serve as the investment managers for the Underlying Funds.

At December 31, 2009, the Funds had receivables due from or liabilities payable to affiliates as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Receivable from LIAC	$2,892	$—	$—	$1,838
Management fees payable to LIAC	—	591	121	—
Fees payable to DSC	83	83	83	83
Distribution fees payable to LFD	2,325	4,088	2,991	1,782

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3.	Investments
For the year ended December 31, 2009, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Purchases	$30,669,141	$52,450,310	$50,301,713	$35,491,344
Sales	24,790,770	39,931,959	30,265,040	20,573,126

LVIP Wilshire Profile Funds–24

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

At December 31, 2009, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Cost of investments	$22,363,811	$52,435,262	$46,335,493	$30,421,535

Aggregate unrealized appreciation	$4,301,929	$9,587,851	$8,867,982	$6,340,545
Aggregate unrealized depreciation	—	(72,803)	—	(17,810)

Net unrealized appreciation	$4,301,929	$9,515,048	$8,867,982	$6,322,735

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2009:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
Level 1	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Investment Companies	$26,665,740	$61,854,315	$55,203,475	$36,695,421
Short-Term	—	95,995	—	48,849

Total	$26,665,740	$61,950,310	$55,203,475	$36,744,270

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year Ended December 31, 2009:
Ordinary income	$416,402	$981,988	$711,177	$384,563
Long-term capital gain	215,676	656,043	481,765	342,258

Total	$632,078	$1,638,031	$1,192,942	$726,821

Year Ended December 31, 2008:
Ordinary income	$306,227	$494,412	$227,427	$57,792
Long-term capital gain	4,064	15,302	9,049	6,069

Total	$310,291	$509,714	$236,476	$63,861

LVIP Wilshire Profile Funds–25

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information (continued)

In addition, the LVIP Wilshire 2040 Profile Fund declared an ordinary income consent dividend of $24,419 for the year ended December 31, 2008. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2009, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Shares of beneficial interest	$26,506,413	$61,325,592	$53,628,474	$34,699,691
Undistributed ordinary income	356,654	796,748	636,450	434,990
Post-October losses	—	(377,739)	(53,721)	—
Capital loss caryforwards	(4,536,480)	(9,408,682)	(7,614,653)	(4,706,408)
Unrealized appreciation of investments	4,301,929	9,515,048	8,867,982	6,322,735

Net assets	$26,628,516	$61,850,967	$55,464,532	$36,751,008

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, dividends and distributions and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, pass-through consent dividends from the Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Undistributed net investment income	$44,183	$88,757	$60,174	$8,370
Accumulated net realized loss	(44,183)	(88,757)	(60,174)	(32,789)
Paid-in capital	—	—	—	24,419

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2009 for each Fund will expire as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

2017	$4,536,480	$9,408,682	$7,614,653	$4,706,408

LVIP Wilshire Profile Funds–26

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP		LVIP
	Wilshire 2010		Wilshire 2020		Wilshire 2030		Wilshire 2040
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

Shares sold:
Standard Class	1,243,253	1,393,062	2,138,162	3,342,204	2,414,426	2,320,421	2,232,119	1,407,270
Service Class	914,573	1,092,120	1,028,103	1,682,974	1,180,994	941,319	1,158,975	937,270
Shares issued upon reinvestment of dividend and distributions:
Standard Class	39,739	25,858	127,541	50,600	102,150	26,739	65,499	7,924
Service Class	28,505	13,673	57,043	16,789	34,544	5,498	23,412	1,508

	2,226,070	2,524,713	3,350,849	5,092,567	3,732,114	3,293,977	3,480,005	2,353,972

Shares repurchased:
Standard Class	(837,881)	(639,448)	(943,513)	(1,000,007)	(643,585)	(294,373)	(497,737)	(207,841)
Service Class	(651,153)	(404,148)	(444,584)	(449,551)	(475,330)	(216,359)	(861,207)	(361,660)

	(1,489,034)	(1,043,596)	(1,388,097)	(1,449,558)	(1,118,915)	(510,732)	(1,358,944)	(569,501)

Net increase	737,036	1,481,117	1,962,752	3,643,009	2,613,199	2,783,245	2,121,061	1,784,471

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8.	Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

LVIP Wilshire Profile Funds–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the transfer agents of the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2010

LVIP Wilshire Profile Funds–28

LVIP Wilshire Profile Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2009, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gain	Income Total	Total
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP Wilshire 2010 Profile Fund	34.12%	65.88%	100.00%	8.88%
LVIP Wilshire 2020 Profile Fund	40.05%	59.95%	100.00%	10.18%
LVIP Wilshire 2030 Profile Fund	40.38%	59.62%	100.00%	10.69%
LVIP Wilshire 2040 Profile Fund	47.09%	52.91%	100.00%	16.19%

(A)	and (B) are based on a percentage of the Funds’ total distributions.

(C)	is based on a percentage of the Funds’ ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On September 10 and 11, 2009, the Board of Trustees (Board) of Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement with various sub-advisers (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2009, for each Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board also considered the three month, one year, three year, five year and ten year return data for each Fund compared to a benchmark index and the average return of peer group funds and related performance information provided to the Board by LIAC with the September 2009 Board meeting materials. The Board considered that LIAC does not directly control investment performance but had delegated those duties to a sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”). The Board also considered that LIAC had implemented an expense limitation and

LVIP Wilshire Profile Funds–29

LVIP Wilshire Profile Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

an advisory fee waiver for each Fund through April 30, 2010. The Board noted that although the investment management fees and total expenses were above the average of the respective Lipper expense group, LIAC had agreed to waive investment management fees and limit expenses to .20%. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wilshire

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire Associates Incorporated (“Wilshire”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Board reviewed the asset allocation, fund screening and portfolio construction and monitoring services provided by Wilshire, the background of the investment professionals servicing the Funds and considered that Wilshire does not engage in any securities trading for the Funds.

The Board reviewed the 2010 Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended securities market index of: Barclays Capital U.S. TIPS Index (33%), Barclays Capital U.S. Aggregate Bond Index (11%), Wilshire 5000sm Index (41%), MSCI EAFE Index (12%), and MSCI Emerging Markets Free Index (3%). The Board reviewed the 2020 Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended securities market index of: Barclays Capital U.S. TIPS Index (26%), Barclays Capital U.S. Aggregate Bond Index (11%), Wilshire 5000sm Index (45%), MSCI EAFE Index (15%), and MSCI Emerging Markets Free Index (3%). The Board reviewed the 2030 Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation growth funds and the customized blended securities market index of: Barclays Capital U.S. TIPS Index (17%), Barclays Capital U.S. Aggregate Bond Index (10%), Wilshire 5000sm Index (51%), MSCI EAFE Index (18%), and MSCI Emerging Markets Free Index (4%). The Board reviewed the 2040 Profile Fund’s return and compared its performance to the average of its Lipper performance group of multi-cap core funds and the customized blended securities market index of: Barclays Capital U.S. TIPS Index (6%), Barclays Capital U.S. Aggregate Bond Index (2%), Wilshire 5000sm Index (60%), MSCI EAFE Index (27%), and MSCI Emerging Markets Free Index (5%). The Board noted that performance for each of the 2010, 2030 and 2040 Profile Funds was above the average of the Lipper performance group for the one year period ended June 30, 2009 and had outperformed the respective customized benchmark and concluded that each Fund’s investment performance has been satisfactory. With respect to the 2020 Profile Fund, the Board noted that performance was somewhat below the average of the Lipper performance group but that the 2020 Profile Fund had outperformed the customized benchmark for the one year period. The Board considered management’s statement regarding the wide variety of funds included in each Fund’s Lipper performance group. The Board concluded that the 2020 Profile Fund’s performance was acceptable.

The Board considered the sub-advisory fee schedule, which contain breakpoints, and considered Wilshire’s representation that the fee schedules were competitive and consistent with those Wilshire charged other organizations with similar business models, that the sub-advisory fee schedules compare favorably to other funds managed by Wilshire. The Board also considered that the sub-advisory fees for each Fund were within the range of its respective Lipper contractual sub-adviser fees expense group and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered information provided by Wilshire regarding Wilshire’s estimated profitability from providing sub-advisory services to the Funds, and that the sub-advisory fee schedules were negotiated at arm’s length between LIAC and Wilshire, an unaffiliated third party, and that LIAC compensates Wilshire. The Board concluded that estimated profitability was not unreasonable. The Board also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire’s statement that there were none.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Funds are or continue to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Wilshire Profile Funds–30

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	39	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	39	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	39	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	39	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	39	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	39	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	39	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	39	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Managements, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A

LVIP Wilshire Profile Funds–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wilshire Profile Funds–32

Item 2. Code of Ethics
The Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. There have been no amendments to, nor waivers granted, to the existing code of ethics.
Item 3. Audit Committee Financial Expert
The Registrant’s Board of Trustees has determined that Nancy L. Frisby and David H. Windley are each an “audit committee financial expert” and are “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.
Item 4. Principle Accountant Fees and Services
(a) Audit Fees
Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $712,793 in 2009 and $704,500 in 2008, including fees associated with the annual audit and filings of the Registrant’s Form N-1A, Form N-SAR and Forms N-14(relating to proposed fund mergers).
(b) Audit-Related Fees
Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $38,557 in 2009 and $38,940 in 2008. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.
(c) Tax Fees
Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2009 and $0 in 2008.

(d) All Other Fees
Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $0 in 2009 and $0 in 2008.
(e) (1) Audit Committee Pre-Approval Policies and Procedures
The Audit Committee approves (a) each specific service the auditor will perform for the Registrant and (b) each specific non-audit service the auditor will perform for the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the service relates directly to the Registrant’s operations and financial reporting.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $630,875 in 2009 and $715,488 in 2008.
(h) Principal Accountant’s Independence
In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.
Item 5. Audit Committee of Listed Registrants
Not Applicable

Item 6. Schedule of Investments
(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:
Not Applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures
     (a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits
(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.
(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Lincoln Variable Insurance Products Trust (Registrant)

/s/ Daniel R. Hayes Daniel R. Hayes
President
(Signature and Title)
Date: February 25, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes Daniel R. Hayes
President
(Signature and Title)
Date: February 25, 2010

By	/s/ William P. Flory, Jr. William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)
Date: February 25, 2010